UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  June 30

Date of reporting period: July 1, 2009 through December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
Semi-Annual Report

J.P. Morgan Small Cap Funds

Six months ended December 31, 2009 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan U.S. Small Company Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Dynamic Small Cap Growth Fund	2
JPMorgan Small Cap Core Fund	4
JPMorgan Small Cap Equity Fund	6
JPMorgan Small Cap Growth Fund	8
JPMorgan Small Cap Value Fund	10
JPMorgan U.S. Small Company Fund	12
Schedules of Portfolio Investments	14
Financial Statements	48
Financial Highlights	64
Notes to Financial Statements	76
Schedule of Shareholder Expenses	85
Board Approval of Investment Advisory Agreements	88

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

We’ve certainly come a long way from the negative and confusing environment that we faced earlier this year, when the global financial system was in the midst of an unprecedented crisis, stock markets worldwide were crashing, and the U.S. economy was in the midst of its worst recession since World War II. In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets continue to rally

A strong second quarter stock market rally helped propel the equity markets out of negative territory for the year. This rally continued throughout the second half of the year. The Standard & Poor’s 500 Index (the “S&P500” Index) returned 22.6 for the 6-month period ended December 31, 2009.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts for the 6-month period (27.8%, according to the Russell Midcap Index, compared to 23.1% and 23.9%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Among large cap stocks, growth and value fared similarly; the Russell 1000 Growth Index returned 23.0% for the 6-month period, compared to 23.2% for the Russell 1000 Value Index. In the mid and small cap sectors, value companies performed ahead of growth, with the Russell Midcap Value returning 30.1% and the Midcap Growth returning 25.5% for the period. In the small cap segment, the Russell 2000 Value Index returned 27.2%, while the Russell 2000 Growth Index returned 20.8%.

Overseas stocks, particularly emerging markets, overcame a rough start to the year to turn in an equally impressive comeback over the six-month period. The MSCI Emerging Markets Index returned 31.4 (gross) for the period, while the MSCI EAFE Index returned 22.2 (gross) for the same period.

Investors continue to seek higher risk, higher yields

Investors continued to flee to mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 4.0% for the 6-month period. Meanwhile, the Barclays Capital High Yield Index returned 21.3% for the six-month period, and the Barclays Capital Emerging Markets Index returned 14.0%. Yields on longer term Treasuries continued to climb. Yields on the benchmark 10-year Treasury jumped from 3.5% six months ago to 3.9% as of the end of this reporting period. Yields on the 30-year benchmark were 4.6%, compared to 4.3% six months ago, and yields on the two-year note remained unchanged at 1.1%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving, whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   1

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	May 19, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$190,087
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Dynamic Small Cap Growth Fund, which seeks capital growth over the long term,* returned 17.41%** (Class A Shares, no sales charge) for the six month period ended December 31, 2009, compared to the 20.75% return for the Russell 2000 Growth Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter — its first increase since the second quarter of 2008. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

Although the Fund generated a strong absolute return during the reporting period, it lagged the Index. When the stock market began to recover in March, low-quality small cap stocks rallied significantly. For this reason, growth managers lagged the Index. As that low quality rally abated later in the six-month period, growth managers gained ground.

The Fund emphasized higher quality stocks, while the market tended to reward low-quality, low-priced, more leveraged stocks that were positioned to move higher during the economic recovery. The Fund also has a significant momentum bias. While momentum became less of a headwind as the year progressed, it was a large detractor for the period.

In terms of sectors, utilities and consumer discretionary were the biggest detractors from performance. At the individual stock level, Broadpoint Gleacher Securities Group weighed on results. The investment bank, which has historically focused on fixed-income (bonds) trading, suffered on concerns that new competitors will enter the space as the economy recovers. But we think such concerns are misplaced. Another negative contributor to Fund performance was Synaptics, Inc., which manufactures touch screen technology for electronic devices; it underperformed because of an increased competitive landscape that led to a decline in personal computer-based revenues.

On the positive side, the consumer staples and healthcare sectors contributed to performance. Insulet Corp., which manufactures a device that helps diabetics monitor their glucose levels, had very good fundamentals and has performed quite strongly during the period. Sourcefire, Inc., an internet security company, also contributed to performance. The company is well managed, has strong fundamentals and is benefitting from growing demand in the U.S. and abroad for defense systems for computer networks.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments were subjected to rigorous financial analysis. We believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Nuance Communications, Inc.	3.0%
2.	DSW, Inc., Class A	2.3
3.	Sourcefire, Inc.	2.1
4.	F5 Networks, Inc.	2.0
5.	HEICO Corp.	1.9
6.	Concho Resources, Inc.	1.9
7.	GEO Group, Inc. (The)	1.9
8.	Syntel, Inc.	1.9
9.	Simpson Manufacturing Co., Inc.	1.8
10.	Blackboard, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	24.1%
Health Care	23.5
Consumer Discretionary	18.5
Industrials	15.6
Financials	6.6
Energy	3.5
Telecommunication Services	2.3
Consumer Staples	1.5
Materials	0.8
Short-Term Investment	3.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		17.41%	27.37%	(0.32)%	0.99%
With Sales Charge*		11.24	20.66	(1.38)	0.45
CLASS B SHARES	5/19/97
Without CDSC		17.05	26.74	(0.90)	0.49
With CDSC**		12.05	21.74	(1.32)	0.49
CLASS C SHARES	1/7/98
Without CDSC		17.09	26.79	(0.89)	0.37
With CDSC***		16.09	25.79	(0.89)	0.37
SELECT CLASS SHARES	4/5/99	17.68	28.02	0.09	1.41

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   3

JPMorgan Small Cap Core Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$455,113
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Core Fund, which seeks capital growth over the long term,* returned 24.50%** (Select Class Shares) for the six months ended December 31, 2009, compared to the 23.90% return for the Russell 2000 Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008.

For the six-month period, small cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund outperformed the Index during the period. The Fund’s exposure to companies with attractive value characteristics helped during the period, not surprising given that value stocks generally outperformed growth stocks, as the market entered recovery. But these value factors were somewhat overshadowed by the Fund’s momentum factors that focus on stocks with strong recent performance and which hurt relative returns.

In terms of sectors, financials and industrials aided the Fund’s outperformance versus the Index during the six-month period. In the financial sector, World Acceptance Corp., which targets higher-risk consumers, performed well during the period, as it benefited from increased demand for its services. In the industrial sector, Canveo, Inc., a manufacturer of envelopes, business forms and commercial printing, reported better than expected profits, driven by increased sales across its product lines.

On the negative side, materials and consumer discretionary sectors detracted from the Fund’s performance. In the materials sector, Domtar, Inc., North America’s largest maker of paper for copiers and envelopes, reported third-quarter profits that topped analysts’ estimates and received an analyst upgrade. Its shares moved higher, and the Fund was hurt as it had an underweight exposure in the stock versus the Index. Rent-A-Center, Inc., which leases home furnishings and electronics to homeowners, also detracted from the Fund’s performance. The company reported weaker than expected same store sales, which, combined with store closings, led to a drop in overall revenue.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a disciplined quantitative ranking methodology to identify stocks of companies in each sector that exhibited superior momentum (companies whose share values have been increasing and have the potential for continued growth) with attractive stock valuations. The managers then do in-depth fundamental research to ensure that the companies have met their original investment thesis. The portfolio continues to be run in a manner that strives to be style pure, fully invested and sector neutral.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Skyworks Solutions, Inc.	1.10%
2.	Rock-Tenn Co.	1.03
3.	Cash America International, Inc.	1.02
4.	EXCO Resources, Inc.	0.97
5.	Chiquita Brands International, Inc.	0.96
6.	Regal-Beloit Corp.	0.91
7.	JDA Software Group, Inc.	0.91
8.	Sybase, Inc.	0.81
9.	Wabtec Corp.	0.80
10.	World Acceptance Corp.	0.74

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.8%
Industrials	17.2
Consumer Discretionary	14.3
Information Technology	14.2
Health Care	13.9
Energy	4.7
Materials	4.1
Utilities	3.0
Consumer Staples	2.8
Telecommunication Services	1.6
U.S. Treasury Obligation	0.2
Short-Term Investment	3.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

4   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	24.50%	23.07%	(0.97)%	3.41%

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   5

JPMorgan Small Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 20, 1994
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$1,652,220
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term,* returned 17.58%** (Class A Shares, no sales charge) for the six months ended December 31, 2009, compared to the 23.90% return for the Russell 2000 Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter — its first increase since the second quarter of 2008. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund, despite its 17.58% return for the six-month period, underperformed the Index as low quality and cyclical stocks outperformed the Index. In contrast, the Fund tends to focus on high-quality stocks. Sectors that detracted from performance during the period included materials and processing and consumer discretionary. Specific stocks that detracted from performance were the food retailer Winn-Dixie Stores Inc., which was impacted by weaker sales and strengthening competition among food retailers, and Myriad Genetics Inc., a biotechnology company. As more Americans lost their jobs during the period and, for many, health insurance coverage, Myriad Genetics’ revenues declined. Positive sectors included technology and producer durables. Specific stocks that positively contributed to performance included Jarden Corp., which produces a variety of consumer products, and SuccessFactors, Inc., which makes software for companies to optimize employee performance. Jarden Corp. saw its profit margins widen after cutting costs, while SuccessFactors reported improving conditions for small and medium size-businesses.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for companies with leading competitive positions, predictable and durable business models, sustainable free cash flow generation with management committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ProAssurance Corp.	2.8%
2.	Jarden Corp.	2.7
3.	Silgan Holdings, Inc.	2.6
4.	PSS World Medical, Inc.	2.1
5.	TransDigm Group, Inc.	2.1
6.	Waste Connections, Inc.	1.8
7.	Papa John’s International, Inc.	1.7
8.	NTELOS Holdings Corp.	1.6
9.	Brink’s Home Security Holdings, Inc.	1.6
10.	Hansen Natural Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Financials	17.5%
Consumer Discretionary	14.8
Information Technology	14.0
Industrials	12.8
Health Care	12.6
Materials	7.9
Consumer Staples	5.4
Energy	5.0
Telecommunication Services	3.2
Utilities	2.9
Short-Term Investment	3.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		17.58%	31.76%	5.70%	7.23%
With Sales Charge*		11.39	24.82	4.56	6.65
CLASS B SHARES	3/28/95
Without CDSC		17.30	31.08	5.17	6.66
With CDSC**		12.30	26.08	4.85	6.66
CLASS C SHARES	2/19/05
Without CDSC		17.34	31.07	5.16	6.55
With CDSC***		16.34	30.07	5.16	6.55
CLASS R2 SHARES	11/3/08	17.42	31.42	5.64	7.20
CLASS R5 SHARES	5/15/06	17.87	32.41	6.23	7.79
SELECT CLASS SHARES	5/7/96	17.76	32.11	6.07	7.71

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   7

JPMorgan Small Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	July 1, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$425,138
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Growth Fund, which seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies,* returned 22.97%** (Class A Shares, no sales charge) for the six months ended December 31, 2009, compared to the 20.75% return for the Russell 2000 Growth Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter — its first increase since the second quarter of 2008. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

All told, the six-month period provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. Active growth managers performed better against the Index in the latter half of the year. The Fund outperformed the Index for the six-month period, aided by stock selection.

Sectors that contributed to the Fund’s outperformance included healthcare and technology. Among specific stocks that did well were Ulta Salon, a cosmetics and beauty retailer that benefited from higher sales driven, in part, by store expansion. Another contributor for the Fund was clothing retailer J. Crew Group. It generated better profit margins, due to a good product mix and better inventory management. Sectors that detracted from performance included materials and processing and financial services. Specific companies that detracted included Synaptics Inc., which manufactures touch screen technology for electronic devices, and Neutral Tandem Inc., which manufactures broadband equipment. Synaptics Inc. underperformed because of a decline in revenue connected to some of its products, while Neutral Tandem Inc. was impacted by concerns over increased competition.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments were subjected to rigorous financial analysis.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Nuance Communications, Inc.	2.0%
2.	DSW, Inc., Class A	1.9
3.	Taleo Corp., Class A	1.6
4.	Emeritus Corp.	1.5
5.	Blackboard, Inc.	1.4
6.	ViaSat, Inc.	1.4
7.	Bruker Corp.	1.4
8.	Omnicell, Inc.	1.3
9.	MedAssets, Inc.	1.3
10.	NetSuite, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	26.9%
Health Care	24.3
Consumer Discretionary	19.0
Industrials	13.2
Financials	4.9
Energy	4.2
Materials	2.8
Telecommunication Services	1.5
Short-Term Investment	3.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		22.97%	38.70%	1.76%	3.44%
With Sales Charge*		16.46	31.50	0.66	2.89
CLASS B SHARES	9/12/94
Without CDSC		22.57	37.90	1.13	2.88
With CDSC**		17.57	32.90	0.74	2.88
CLASS C SHARES	11/4/97
Without CDSC		22.47	37.83	1.14	2.75
With CDSC***		21.47	36.83	1.14	2.75
CLASS R2 SHARES	11/3/08	22.53	38.21	1.45	2.51
INSTITUTIONAL CLASS SHARES	2/19/05	23.14	39.37	2.14	3.78
SELECT CLASS SHARES	3/26/96	23.02	39.14	2.01	3.71

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   9

JPMorgan Small Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 27, 1995
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$439,047
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Value Fund, which seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies,* returned 27.60%** (Select Class Shares) for the six months ended December 31, 2009, compared to the 27.15% return for the Russell 2000 Value Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008.

For the six-month period, small cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930’s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund outperformed the Index during the period. The Fund’s exposure to companies with attractive value characteristics helped during the period, not surprising given that value stocks generally outperformed growth stocks as the market entered recovery. However, these value factors were somewhat overshadowed by the Fund’s momentum factors that focus on stocks with strong recent performance and which hurt relative returns.

In terms of sectors, financials and utilities aided in the Fund’s outperformance versus the Index during the six-month period. In the financial sector, World Acceptance Corp., which targets higher-risk consumers, performed well during the period, as it benefited from increased demand for its services. In the utilities sector, El Paso Electric Co., a power provider in Texas and New Mexico, performed well as a result of revenue growth driven by an expanding customer base and a hotter-than expected summer.

Sectors that detracted from the Fund’s performance versus the Index included materials and healthcare. In the materials sector, steel manufacturer Worthington Industries Inc. saw profit margins compress because of rising commodity prices and a less-than-expected demand for some of its products. In the healthcare sector, Omnicare, Inc. detracted from performance. The company provides pharmaceuticals and related services to senior citizens and long-term care institutions. Omnicare lowered its profit outlook due to restructuring and the cost of divesting parts of its business. Despite this underperformance, the Fund continues to own Omnicare because we believe it has an attractive valuation and prudently deploys capital.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector that exhibited high earnings quality, had management teams that made effective capital deployment decisions and traded at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	World Acceptance Corp.	1.2%
2.	Nicor, Inc.	1.1
3.	EMCOR Group, Inc.	1.1
4.	Key Energy Services, Inc.	1.1
5.	American Greetings Corp., Class A	1.0
6.	Avista Corp.	1.0
7.	EnerSys	1.0
8.	NorthWestern Corp.	1.0
9.	FirstMerit Corp.	0.9
10.	PS Business Parks, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	32.5%
Industrials	15.4
Consumer Discretionary	13.6
Information Technology	11.3
Materials	7.0
Utilities	5.9
Health Care	5.5
Energy	4.8
Consumer Staples	1.8
Others (each less than 1.0%)	0.9
Short-Term Investment	1.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

10   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		27.40%	24.62%	0.52%	9.45%
With Sales Charge*		20.76	18.09	(0.56)	8.86
CLASS B SHARES	1/27/95
Without CDSC		27.07	23.81	(0.10)	8.86
With CDSC**		22.07	18.81	(0.50)	8.86
CLASS C SHARES	3/22/99
Without CDSC		27.07	23.82	(0.07)	8.73
With CDSC***		26.07	22.82	(0.07)	8.73
CLASS R2 SHARES	11/3/08	27.25	24.24	0.27	9.15
CLASS R5 SHARES	5/15/06	27.67	25.10	0.85	9.78
SELECT CLASS SHARES	1/27/95	27.60	24.87	0.77	9.74
ULTRA SHARES	2/22/05	27.67	25.13	0.92	9.82

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Ultra Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Ultra Shares would have been different than those shown because Class R5 Shares and Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   11

JPMorgan U.S. Small Company Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$36,805
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks,* returned 27.46%** (Institutional Class Shares) for the six months ended December 31, 2009, compared to the 23.90% return for the Russell 2000 Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008.

For the six-month period, small cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930’s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund outperformed the Index during the period. The Fund’s exposure to companies with attractive value characteristics helped during the period, not surprising given that value stocks generally outperformed growth stocks as the market entered recovery. However, these value factors were somewhat overshadowed by the Fund’s momentum factors that focus on stocks with strong recent performance and which hurt relative returns.

In terms of sectors, consumer discretionary and industrials aided the Fund’s outperformance versus the Index during the six-month period. In the consumer discretionary sector, American Greetings Corp., a manufacturer and distributor of greeting cards, posted better than expected earnings. We believe this was the result of cost cutting, improved inventory management and generally consistent revenues. In the industrials sector, Nordson Corp., a manufacturer of precision dispensing equipment, contributed to performance as it reported strong sales across its business lines.

On the negative side, sectors that detracted from the Fund’s performance versus the Index during the period were materials and consumer staples. In the materials sector, steel manufacturer Worthington Industries, Inc. saw its profit margins compress because of rising commodity prices and a less-than-expected demand for some of its products. In the consumer staples sector, Central Garden & Pet Co., a supplier of pet, lawn and garden supplies, experienced weakness in the lawn and garden segments of its business, which negatively impacted earnings.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector, that exhibited high earnings quality, had management teams that made effective capital deployment decisions and traded at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Nordson Corp.	1.3%
2.	EMCOR Group, Inc.	1.2
3.	Sybase, Inc.	1.1
4.	American Greetings Corp., Class A	1.1
5.	NorthWestern Corp.	1.1
6.	Minerals Technologies, Inc.	1.1
7.	Tempur-Pedic International, Inc.	1.1
8.	MicroStrategy, Inc., Class A	1.0
9.	LTC Properties, Inc.	0.9
10.	Dollar Financial Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	19.8%
Information Technology	17.7
Consumer Discretionary	15.9
Health Care	14.7
Industrials	13.7
Materials	5.0
Energy	4.5
Utilities	2.8
Consumer Staples	2.1
Telecommunication Services	1.2
U.S. Treasury Obligation	0.3
Short-Term Investment	2.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		27.31%	34.51%	(0.22)%	0.26%
With Sales Charge*		20.66	27.52	(1.29)	(0.28)
CLASS C SHARES	11/1/07
Without CDSC		26.98	33.73	(0.43)	0.16
With CDSC**		25.98	32.73	(0.43)	0.16
INSTITUTIONAL CLASS SHARES	11/4/93	27.46	35.08	0.10	0.50
SELECT CLASS SHARES	9/10/01	27.28	34.64	(0.10)	0.32

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001, operated in a master feeder structure. Returns for the Institutional Class Shares prior to September 7, 2001 are calculated using the historical expenses of an institutional feeder, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to their inception date are calculated using the historical expenses of a retail feeder, that was merged out of existence and whose expenses are substantially similar to the expenses of the Select Class Shares, from June 30, 1999 to September 10, 2001.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   13

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.6%
	Consumer Discretionary — 18.3%
	Diversified Consumer Services — 2.0%
30	American Public Education, Inc. (a) (c)	1,034
132	Lincoln Educational Services Corp. (a)	2,861
		3,895
	Hotels, Restaurants & Leisure — 3.1%
42	DineEquity, Inc. (a)	1,015
48	Life Time Fitness, Inc. (a) (c)	1,189
74	PF Chang’s China Bistro, Inc. (a) (c)	2,806
24	Vail Resorts, Inc. (a) (c)	892
		5,902
	Household Durables — 0.6%
48	Tempur-Pedic International, Inc. (a)	1,141
	Media — 1.4%
159	National CineMedia, Inc.	2,639
	Specialty Retail — 8.7%
48	Children’s Place Retail Stores, Inc. (The) (a) (c)	1,591
168	DSW, Inc., Class A (a) (c)	4,350
57	J Crew Group, Inc. (a) (c)	2,528
69	Kirkland’s, Inc. (a)	1,199
88	Men’s Wearhouse, Inc. (The)	1,855
222	OfficeMax, Inc. (a)	2,819
246	Talbots, Inc. (a) (c)	2,191
		16,533
	Textiles, Apparel & Luxury Goods — 2.5%
105	G-III Apparel Group Ltd. (a) (c)	2,267
101	Iconix Brand Group, Inc. (a) (c)	1,275
45	Under Armour, Inc., Class A (a)	1,216
		4,758
	Total Consumer Discretionary	34,868
	Consumer Staples — 1.5%
	Personal Products — 1.5%
64	NBTY, Inc. (a)	2,765
	Energy — 3.5%
	Oil, Gas & Consumable Fuels — 3.5%
72	Comstock Resources, Inc. (a)	2,933
81	Concho Resources, Inc. (a)	3,632
	Total Energy	6,565
	Financials — 6.6%
	Capital Markets — 2.9%
431	Broadpoint Gleacher Securities, Inc. (a) (c)	1,922
68	Lazard Ltd., (Bermuda), Class A	2,578
106	PennantPark Investment Corp.	947
		5,447
	Insurance — 3.2%
81	HCC Insurance Holdings, Inc. (c)	2,267
37	ProAssurance Corp. (a)	1,982
77	Tower Group, Inc.	1,812
		6,061
	Thrifts & Mortgage Finance — 0.5%
38	WSFS Financial Corp.	964
	Total Financials	12,472
	Health Care — 23.3%
	Biotechnology — 5.2%
28	Alexion Pharmaceuticals, Inc. (a)	1,381
274	Ariad Pharmaceuticals, Inc. (a)	624
128	BioMarin Pharmaceutical, Inc. (a) (c)	2,406
329	Halozyme Therapeutics, Inc. (a) (c)	1,931
113	Incyte Corp. Ltd. (a) (c)	1,028
51	Medivation, Inc. (a) (c)	1,905
106	Myriad Pharmaceuticals, Inc. (a)	533
		9,808
	Health Care Equipment & Supplies — 4.2%
156	Insulet Corp. (a) (c)	2,228
59	Masimo Corp. (a)	1,795
45	Meridian Bioscience, Inc. (c)	963
115	Thoratec Corp. (a) (c)	3,082
		8,068
	Health Care Providers & Services — 7.6%
44	DaVita, Inc. (a)	2,567
158	Emeritus Corp. (a) (c)	2,961
77	Genoptix, Inc. (a) (c)	2,730
106	Health Net, Inc. (a) (c)	2,457
116	Healthspring, Inc. (a)	2,041
77	Psychiatric Solutions, Inc. (a) (c)	1,634
		14,390
	Health Care Technology — 3.0%
23	athenahealth, Inc. (a) (c)	1,059
22	Cerner Corp. (a) (c)	1,822
124	MedAssets, Inc. (a)	2,632
19	Omnicell, Inc. (a)	217
		5,730
	Life Sciences Tools & Services — 0.8%
277	Enzo Biochem, Inc. (a)	1,491

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 2.5%
115	Cumberland Pharmaceuticals, Inc. (a)	1,568
134	Nektar Therapeutics (a)	1,252
367	Sucampo Pharmaceuticals, Inc., Class A (a)	1,484
64	ViroPharma, Inc. (a) (c)	540
		4,844
	Total Health Care	44,331
	Industrials — 15.5%
	Aerospace & Defense — 1.9%
83	HEICO Corp. (c)	3,657
	Building Products — 3.4%
52	Lennox International, Inc.	2,014
128	Simpson Manufacturing Co., Inc. (c)	3,437
55	Trex Co., Inc. (a)	1,085
		6,536
	Commercial Services & Supplies — 3.2%
160	GEO Group, Inc. (The) (a) (c)	3,496
79	Waste Connections, Inc. (a)	2,639
		6,135
	Construction & Engineering — 0.6%
51	Orion Marine Group, Inc. (a)	1,081
	Electrical Equipment — 1.8%
54	EnerSys (a) (c)	1,170
44	Roper Industries, Inc.	2,294
		3,464
	Industrial Conglomerates — 1.1%
60	Carlisle Cos., Inc.	2,069
	Machinery — 2.5%
62	Graco, Inc.	1,777
71	Wabtec Corp. (c)	2,879
		4,656
	Road & Rail — 1.0%
49	Landstar System, Inc.	1,910
	Total Industrials	29,508
	Information Technology — 23.9%
	Communications Equipment — 5.1%
72	F5 Networks, Inc. (a)	3,796
121	Riverbed Technology, Inc. (a) (c)	2,779
100	ViaSat, Inc. (a) (c)	3,180
		9,755
	Computers & Peripherals — 1.2%
97	Compellent Technologies, Inc. (a)	2,202
	Internet Software & Services — 2.6%
42	Archipelago Learning, Inc. (a)	876
46	Digital River, Inc. (a)	1,247
28	Equinix, Inc. (a) (c)	2,930
		5,053
	IT Services — 2.3%
30	NCI, Inc., Class A (a)	841
92	Syntel, Inc. (c)	3,495
		4,336
	Semiconductors & Semiconductor Equipment — 3.0%
87	Cavium Networks, Inc. (a) (c)	2,068
48	Hittite Microwave Corp. (a)	1,968
67	Monolithic Power Systems, Inc. (a) (c)	1,611
		5,647
	Software — 9.7%
38	ANSYS, Inc. (a) (c)	1,651
73	Blackboard, Inc. (a) (c)	3,332
40	Fortinet, Inc. (a)	694
358	Nuance Communications, Inc. (a) (c)	5,566
83	SolarWinds, Inc. (a) (c)	1,908
148	Sourcefire, Inc. (a)	3,951
140	Take-Two Interactive Software, Inc. (a) (c)	1,409
		18,511
	Total Information Technology	45,504
	Materials — 0.8%
	Chemicals — 0.1%
15	STR Holdings, Inc. (a)	235
	Metals & Mining — 0.7%
85	Commercial Metals Co. (c)	1,329
	Total Materials	1,564
	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.2%
134	Cbeyond, Inc. (a) (c)	2,109
95	Neutral Tandem, Inc. (a) (c)	2,159
	Total Telecommunication Services	4,268
	Total Common Stocks (Cost $149,943)	181,845
Short-Term Investment — 3.6%
	Investment Company — 3.6%
6,794	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $6,794)	6,794

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 32.2%
	Investment Company — 32.2%
61,142	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $61,142)	61,142
	Total Investments — 131.4% (Cost $217,879)	249,781
	Liabilities in Excess of Other Assets — (31.4)%	(59,694)
	NET ASSETS — 100.0%	$190,087

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 14.3%
	Auto Components — 0.7%
110	Cooper Tire & Rubber Co.	2,214
56	Spartan Motors, Inc.	315
96	Standard Motor Products, Inc. (a)	816
		3,345
	Distributors — 0.2%
23	Core-Mark Holding Co., Inc. (a)	755
	Diversified Consumer Services — 0.1%
15	Corinthian Colleges, Inc. (a)	212
10	Lincoln Educational Services Corp. (a)	210
		422
	Hotels, Restaurants & Leisure — 1.2%
27	CEC Entertainment, Inc. (a)	852
30	Cracker Barrel Old Country Store, Inc.	1,151
24	DineEquity, Inc. (a) (c)	578
87	Domino’s Pizza, Inc. (a)	727
81	Einstein Noah Restaurant Group, Inc. (a)	799
13	Isle of Capri Casinos, Inc. (a)	98
145	Ruby Tuesday, Inc. (a)	1,046
156	Ruth’s Hospitality Group, Inc. (a)	326
		5,577
	Household Durables — 1.9%
67	American Greetings Corp., Class A	1,460
1	CSS Industries, Inc.	10
35	Helen of Troy Ltd., (Bermuda) (a)	863
30	Hooker Furniture Corp.	367
24	Jarden Corp.	733
49	La-Z-Boy, Inc. (a)	470
118	Tempur-Pedic International, Inc. (a)	2,798
47	Tupperware Brands Corp.	2,189
		8,890
	Internet & Catalog Retail — 0.5%
77	HSN, Inc. (a)	1,554
57	Vitacost.com, Inc. (a)	592
		2,146
	Leisure Equipment & Products — 0.7%
95	JAKKS Pacific, Inc. (a)	1,154
48	RC2 Corp. (a)	703
231	Smith & Wesson Holding Corp. (a) (c)	945
18	Sturm Ruger & Co., Inc. (c)	172
		2,974
	Media — 1.5%
61	AH Belo Corp., Class A (a)	349
127	Belo Corp., Class A	689
71	Carmike Cinemas, Inc. (a)	534
70	Entercom Communications Corp., Class A (a)	496
184	Journal Communications, Inc., Class A	714
206	LIN TV Corp., Class A (a)	918
162	Mediacom Communications Corp., Class A (a)	722
200	Sinclair Broadcast Group, Inc., Class A (a)	804
91	Valassis Communications, Inc. (a)	1,664
		6,890
	Multiline Retail — 0.5%
78	Dillard’s, Inc., Class A	1,439
112	Saks, Inc. (a)	737
		2,176
	Specialty Retail — 3.9%
26	Aeropostale, Inc. (a)	872
107	Asbury Automotive Group, Inc. (a)	1,231
28	Brown Shoe Co., Inc.	279
82	Cabela’s, Inc. (a) (c)	1,175
74	Collective Brands, Inc. (a)	1,678
88	Finish Line, Inc. (The), Class A	1,102
33	Gymboree Corp. (a)	1,448
32	Hot Topic, Inc. (a)	202
33	J Crew Group, Inc. (a)	1,477
41	Jos. A. Bank Clothiers, Inc. (a)	1,721
70	Kirkland’s, Inc. (a)	1,207
123	Lithia Motors, Inc., Class A (a)	1,009
56	Men’s Wearhouse, Inc. (The)	1,182
123	Rent-A-Center, Inc. (a)	2,180
14	Rue21, Inc. (a)	393
74	Sonic Automotive, Inc., Class A (a)	770
		17,926
	Textiles, Apparel & Luxury Goods — 3.1%
21	Deckers Outdoor Corp. (a)	2,085
58	G-III Apparel Group Ltd. (a)	1,253
95	Iconix Brand Group, Inc. (a)	1,202
101	Jones Apparel Group, Inc.	1,629
160	Maidenform Brands, Inc. (a)	2,667
46	Oxford Industries, Inc.	957
129	Perry Ellis International, Inc. (a)	1,946
17	Steven Madden Ltd. (a)	713
32	UniFirst Corp.	1,520
		13,972
	Total Consumer Discretionary	65,073

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Consumer Staples — 2.8%
	Food & Staples Retailing — 0.5%
51	Andersons, Inc. (The)	1,307
10	Nash Finch Co.	352
50	Pantry, Inc. (The) (a)	684
		2,343
	Food Products — 1.8%
24	American Italian Pasta Co., Class A (a)	839
55	B&G Foods, Inc., Class A	501
242	Chiquita Brands International, Inc. (a)	4,362
84	Dole Food Co., Inc. (a) (c)	1,047
16	Sanderson Farms, Inc.	666
11	TreeHouse Foods, Inc. (a)	412
		7,827
	Household Products — 0.3%
144	Central Garden & Pet Co., Class A (a)	1,426
	Personal Products — 0.2%
69	American Oriental Bioengineering, Inc., (China) (a) (c)	323
69	Prestige Brands Holdings, Inc. (a)	539
		862
	Total Consumer Staples	12,458
	Energy — 4.7%
	Energy Equipment & Services — 1.4%
18	Bolt Technology Corp. (a)	202
73	Cal Dive International, Inc. (a)	550
48	Global Industries Ltd. (a)	345
87	Gulfmark Offshore, Inc. (a)	2,466
78	ION Geophysical Corp. (a)	459
15	Lufkin Industries, Inc.	1,098
19	Matrix Service Co. (a)	199
106	Parker Drilling Co. (a)	525
19	T-3 Energy Services, Inc. (a)	474
21	TGC Industries, Inc. (a)	80
		6,398
	Oil, Gas & Consumable Fuels — 3.3%
5	Apco Oil and Gas International, Inc.	110
7	Clayton Williams Energy, Inc. (a)	238
52	Cloud Peak Energy, Inc. (a)	757
207	EXCO Resources, Inc.	4,392
6	FX Energy, Inc. (a)	17
24	Georesources, Inc. (a)	331
278	Gran Tierra Energy, Inc., (Canada) (a)	1,595
166	Gulfport Energy Corp. (a)	1,898
49	Knightsbridge Tankers Ltd., (Bermuda)	646
138	McMoRan Exploration Co. (a)	1,107
22	Penn Virginia Corp.	460
16	Toreador Resources Corp. (a) (c)	162
103	VAALCO Energy, Inc. (a)	467
59	Western Refining, Inc. (a) (c)	276
97	World Fuel Services Corp.	2,604
		15,060
	Total Energy	21,458
	Financials — 20.7%
	Capital Markets — 1.2%
12	Artio Global Investors, Inc. (a)	296
53	BGC Partners, Inc., Class A	245
106	Knight Capital Group, Inc., Class A (a)	1,637
23	Kohlberg Capital Corp.	106
123	MCG Capital Corp. (a)	530
9	Oppenheimer Holdings, Inc., Class A	299
25	optionsXpress Holdings, Inc.	379
65	Penson Worldwide, Inc. (a) (c)	591
23	Pzena Investment Management, Inc., Class A (a)	184
82	SWS Group, Inc.	991
		5,258
	Commercial Banks — 4.9%
66	1st United Bancorp, Inc. (a)	474
3	Alliance Financial Corp.	71
4	BancFirst Corp.	163
32	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	450
35	City Holding Co.	1,119
12	Columbia Banking System, Inc.	197
48	Community Bank System, Inc.	927
14	Community Trust Bancorp, Inc.	343
44	CVB Financial Corp. (c)	382
35	East West Bancorp, Inc.	548
11	Farmers Capital Bank Corp.	110
16	First Bancorp	219
53	First Community Bancshares, Inc.	634
100	First Financial Bancorp	1,450
134	FNB Corp.	908
13	Hudson Valley Holding Corp.	315
57	Iberiabank Corp.	3,040
35	International Bancshares Corp.	656
19	Lakeland Financial Corp.	333
2	Merchants Bancshares, Inc.	34

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
123	Nara Bancorp, Inc. (a)	1,394
8	National Bankshares, Inc.	218
49	National Penn Bancshares, Inc.	286
19	NBT Bancorp, Inc.	393
8	Park National Corp. (c)	495
19	Peoples Bancorp, Inc.	185
23	Prosperity Bancshares, Inc.	911
6	Renasant Corp.	77
11	Republic Bancorp, Inc., Class A	217
26	Santander BanCorp (a)	323
7	Sierra Bancorp	55
10	Simmons First National Corp., Class A	275
14	Southside Bancshares, Inc.	280
20	Southwest Bancorp, Inc.	141
144	Sterling Bancshares, Inc.	738
19	SVB Financial Group (a)	805
11	TriCo Bancshares	175
17	Union Bankshares Corp.	216
48	Westamerica Bancorp	2,674
37	Wilshire Bancorp, Inc.	305
		22,536
	Consumer Finance — 2.9%
57	Advance America Cash Advance Centers, Inc.	318
133	Cash America International, Inc.	4,650
114	Dollar Financial Corp. (a)	2,706
37	EZCORP, Inc., Class A (a)	640
20	First Cash Financial Services, Inc. (a)	435
69	Nelnet, Inc., Class A	1,187
94	World Acceptance Corp. (a) (c)	3,375
		13,311
	Diversified Financial Services — 0.8%
12	Compass Diversified Holdings	150
60	Encore Capital Group, Inc. (a)	1,051
12	Marlin Business Services Corp. (a)	93
143	PHH Corp. (a)	2,296
		3,590
	Insurance — 3.5%
272	American Equity Investment Life Holding Co.	2,025
27	American Physicians Capital, Inc.	816
13	American Safety Insurance Holdings Ltd., (Bermuda) (a)	187
27	Amerisafe, Inc. (a)	492
20	Argo Group International Holdings Ltd., (Bermuda) (a)	574
68	Aspen Insurance Holdings Ltd., (Bermuda)	1,726
42	Assured Guaranty Ltd., (Bermuda)	907
71	Delphi Financial Group, Inc., Class A	1,584
58	Flagstone Reinsurance Holdings Ltd., (Bermuda)	629
14	Hallmark Financial Services (a)	110
16	Horace Mann Educators Corp.	196
102	Meadowbrook Insurance Group, Inc.	756
19	National Financial Partners Corp. (a)	157
1	Navigators Group, Inc. (a)	42
56	Platinum Underwriters Holdings Ltd., (Bermuda)	2,148
151	PMA Capital Corp., Class A (a)	950
52	Safety Insurance Group, Inc.	1,880
48	Selective Insurance Group	795
		15,974
	Real Estate Investment Trusts (REITs) — 6.0%
40	American Campus Communities, Inc.	1,135
32	Ashford Hospitality Trust, Inc. (a) (c)	150
79	Associated Estates Realty Corp.	887
14	BioMed Realty Trust, Inc.	227
44	CapLease, Inc.	192
42	Capstead Mortgage Corp.	575
135	CBL & Associates Properties, Inc.	1,302
31	Colonial Properties Trust	359
264	DCT Industrial Trust, Inc.	1,323
112	Developers Diversified Realty Corp.	1,040
29	EastGroup Properties, Inc.	1,114
52	Education Realty Trust, Inc.	252
8	Equity Lifestyle Properties, Inc.	424
70	First Industrial Realty Trust, Inc. (a)	367
79	Glimcher Realty Trust	213
54	Hersha Hospitality Trust	169
14	Home Properties, Inc.	668
56	LaSalle Hotel Properties	1,195
426	Lexington Realty Trust	2,589
338	MFA Financial, Inc.	2,486
9	Mid-America Apartment Communities, Inc.	439
13	Mission West Properties, Inc.	95
101	National Retail Properties, Inc.	2,145
173	NorthStar Realty Finance Corp. (c)	592
72	Omega Healthcare Investors, Inc.	1,408
28	Parkway Properties, Inc.	579
63	Pennsylvania Real Estate Investment Trust (c)	536
17	Pennymac Mortgage Investment Trust (a)	297

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
22	PS Business Parks, Inc.	1,111
21	RAIT Financial Trust (a) (c)	27
26	Ramco-Gershenson Properties Trust	244
126	Senior Housing Properties Trust	2,745
85	Strategic Hotels & Resorts, Inc. (a)	157
13	Sun Communities, Inc.	259
		27,301
	Real Estate Management & Development — 0.3%
36	Altisource Portfolio Solutions S.A., (Luxembourg) (a)	753
19	Forestar Group, Inc. (a)	424
		1,177
	Thrifts & Mortgage Finance — 1.1%
13	Berkshire Hills Bancorp, Inc.	271
29	Dime Community Bancshares	339
66	First Niagara Financial Group, Inc.	912
59	Northwest Bancshares, Inc.	664
27	OceanFirst Financial Corp.	301
186	Ocwen Financial Corp. (a)	1,776
61	Trustco Bank Corp.	383
22	WSFS Financial Corp.	561
		5,207
	Total Financials	94,354
	Health Care — 13.9%
	Biotechnology — 3.8%
35	Acorda Therapeutics, Inc. (a)	873
82	Anadys Pharmaceuticals, Inc. (a)	174
222	Ariad Pharmaceuticals, Inc. (a)	506
291	AVI BioPharma, Inc. (a) (c)	425
323	Bionovo, Inc. (a)	154
28	Chelsea Therapeutics International, Inc. (a)	75
162	Cytokinetics, Inc. (a)	471
51	Exelixis, Inc. (a)	379
84	Halozyme Therapeutics, Inc. (a)	491
20	Human Genome Sciences, Inc. (a)	618
43	Idenix Pharmaceuticals, Inc. (a)	92
7	Idera Pharmaceuticals, Inc. (a) (c)	37
87	Immunomedics, Inc. (a)	280
96	Incyte Corp. Ltd. (a)	873
52	InterMune, Inc. (a)	675
68	Isis Pharmaceuticals, Inc. (a)	757
244	Lexicon Pharmaceuticals, Inc. (a)	415
28	Medivation, Inc. (a) (c)	1,043
65	Molecular Insight Pharmaceuticals, Inc. (a) (c)	146
62	Momenta Pharmaceuticals, Inc. (a)	783
85	Novavax, Inc. (a)	227
51	Onyx Pharmaceuticals, Inc. (a)	1,493
14	OSI Pharmaceuticals, Inc. (a)	447
40	Pharmasset, Inc. (a)	830
27	Progenics Pharmaceuticals, Inc. (a)	118
153	Protalix BioTherapeutics, Inc., (Israel) (a) (c)	1,015
42	Regeneron Pharmaceuticals, Inc. (a)	1,003
126	Rigel Pharmaceuticals, Inc. (a)	1,201
65	Seattle Genetics, Inc. (a)	660
41	Theravance, Inc. (a)	533
12	United Therapeutics Corp. (a)	653
		17,447
	Health Care Equipment & Supplies — 3.0%
120	American Medical Systems Holdings, Inc. (a)	2,309
60	Cantel Medical Corp. (a)	1,205
50	Electro-Optical Sciences, Inc. (a) (c)	522
65	Insulet Corp. (a)	934
2	Integra LifeSciences Holdings Corp. (a)	66
97	Invacare Corp.	2,417
73	Micrus Endovascular Corp. (a)	1,097
35	Orthofix International NV (a)	1,090
32	Sirona Dental Systems, Inc. (a)	1,025
84	STERIS Corp.	2,355
28	Thoratec Corp. (a)	746
		13,766
	Health Care Providers & Services — 4.6%
37	Allied Healthcare International, Inc. (a)	107
26	Amedisys, Inc. (a) (c)	1,282
68	AMN Healthcare Services, Inc. (a)	615
60	Centene Corp. (a)	1,279
20	Emergency Medical Services Corp., Class A (a)	1,094
31	Genoptix, Inc. (a)	1,091
71	Gentiva Health Services, Inc. (a)	1,920
71	Hanger Orthopedic Group, Inc. (a)	983
72	Healthsouth Corp. (a)	1,353
120	Healthspring, Inc. (a)	2,104
16	inVentiv Health, Inc. (a)	254
199	Nighthawk Radiology Holdings, Inc. (a)	902
48	Owens & Minor, Inc.	2,074
37	Providence Service Corp. (The) (a)	585
73	PSS World Medical, Inc. (a)	1,652
29	Psychiatric Solutions, Inc. (a)	607
26	RehabCare Group, Inc. (a)	791

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
36	Res-Care, Inc. (a)	402
32	Team Health Holdings, Inc. (a)	444
31	Triple-S Management Corp., (Puerto Rico), Class B (a)	540
14	US Physical Therapy, Inc. (a)	244
16	WellCare Health Plans, Inc. (a)	577
		20,900
	Health Care Technology — 0.6%
13	Computer Programs & Systems, Inc.	603
39	MedAssets, Inc. (a)	817
40	Medidata Solutions, Inc. (a)	616
51	Vital Images, Inc. (a)	651
		2,687
	Life Sciences Tools & Services — 0.5%
53	Enzo Biochem, Inc. (a)	286
47	eResearchTechnology, Inc. (a)	285
98	Kendle International, Inc. (a)	1,785
		2,356
	Pharmaceuticals — 1.4%
35	Ardea Biosciences, Inc. (a)	483
8	Auxilium Pharmaceuticals, Inc. (a)	234
69	Biodel, Inc. (a)	300
27	Cardiome Pharma Corp., (Canada) (a)	118
39	Cumberland Pharmaceuticals, Inc. (a)	533
98	Inspire Pharmaceuticals, Inc. (a)	542
48	MAP Pharmaceuticals, Inc. (a)	456
12	Optimer Pharmaceuticals, Inc. (a) (c)	137
22	Par Pharmaceutical Cos., Inc. (a)	601
12	Salix Pharmaceuticals Ltd. (a)	307
56	Sucampo Pharmaceuticals, Inc., Class A (a)	227
22	Valeant Pharmaceuticals International (a)	687
89	Vivus, Inc. (a) (c)	822
37	XenoPort, Inc. (a)	694
		6,141
	Total Health Care	63,297
	Industrials — 17.2%
	Aerospace & Defense — 1.9%
20	Ceradyne, Inc. (a)	382
11	Curtiss-Wright Corp.	357
119	DynCorp International, Inc., Class A (a)	1,706
50	Esterline Technologies Corp. (a)	2,047
393	GenCorp, Inc. (a)	2,753
26	Global Defense Technology & Systems, Inc. (a)	431
11	HEICO Corp.	505
11	Triumph Group, Inc.	507
		8,688
	Air Freight & Logistics — 0.5%
21	Atlas Air Worldwide Holdings, Inc. (a)	778
49	Hub Group, Inc., Class A (a)	1,304
		2,082
	Airlines — 1.2%
445	Hawaiian Holdings, Inc. (a)	3,111
147	Republic Airways Holdings, Inc. (a)	1,085
78	SkyWest, Inc.	1,325
		5,521
	Building Products — 0.8%
114	Gibraltar Industries, Inc. (a)	1,790
48	Insteel Industries, Inc.	624
23	NCI Building Systems, Inc. (a)	41
50	Quanex Building Products Corp.	857
7	Trex Co., Inc. (a)	135
		3,447
	Commercial Services & Supplies — 3.0%
61	ACCO Brands Corp. (a)	447
55	ATC Technology Corp. (a)	1,307
261	Cenveo, Inc. (a)	2,280
21	Consolidated Graphics, Inc. (a)	743
206	Deluxe Corp.	3,048
27	Ennis, Inc.	460
59	GEO Group, Inc. (The) (a)	1,284
65	Herman Miller, Inc.	1,044
7	HNI Corp.	205
107	Knoll, Inc.	1,108
40	Metalico, Inc. (a) (c)	196
48	Standard Register Co. (The)	246
18	United Stationers, Inc. (a)	1,040
1	Waste Connections, Inc. (a)	27
		13,435
	Construction & Engineering — 1.6%
139	Comfort Systems USA, Inc.	1,719
100	EMCOR Group, Inc. (a)	2,701
69	MasTec, Inc. (a)	865
5	Michael Baker Corp. (a)	195
17	Pike Electric Corp. (a)	161
97	Tutor Perini Corp. (a)	1,757
		7,398

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electrical Equipment — 2.8%
20	A.O. Smith Corp.	851
10	A123 Systems, Inc. (a) (c)	233
56	Acuity Brands, Inc.	2,010
12	American Superconductor Corp. (a) (c)	507
15	Energy Conversion Devices, Inc. (a) (c)	157
65	EnerSys (a)	1,428
212	GrafTech International Ltd. (a)	3,295
13	GT Solar International, Inc. (a) (c)	70
20	Polypore International, Inc. (a)	233
80	Regal-Beloit Corp.	4,150
		12,934
	Machinery — 2.7%
53	Barnes Group, Inc.	887
14	Chart Industries, Inc. (a)	238
57	CIRCOR International, Inc.	1,438
65	Columbus McKinnon Corp. (a)	887
57	Duoyuan Printing, Inc., (China) (a)	460
107	EnPro Industries, Inc. (a) (c)	2,826
159	Force Protection, Inc. (a)	826
8	LB Foster Co., Class A (a)	238
12	Middleby Corp. (a) (c)	608
9	SmartHeat, Inc., (China) (a) (c)	136
89	Wabtec Corp.	3,623
10	Watts Water Technologies, Inc., Class A	306
		12,473
	Marine — 0.3%
240	Horizon Lines, Inc., Class A	1,335
	Professional Services — 0.8%
17	COMSYS IT Partners, Inc. (a)	154
17	GP Strategies Corp. (a)	130
104	Kforce, Inc. (a)	1,305
55	Korn/Ferry International (a)	911
22	Spherion Corp. (a)	125
58	TrueBlue, Inc. (a)	856
		3,481
	Road & Rail — 0.7%
52	Arkansas Best Corp.	1,536
67	Avis Budget Group, Inc. (a)	874
13	Dollar Thrifty Automotive Group, Inc. (a)	341
9	Marten Transport Ltd. (a)	152
23	RailAmerica, Inc. (a)	283
		3,186
	Trading Companies & Distributors — 0.9%
140	Applied Industrial Technologies, Inc.	3,091
30	Beacon Roofing Supply, Inc. (a)	475
37	Interline Brands, Inc. (a)	632
		4,198
	Total Industrials	78,178
	Information Technology — 14.2%
	Communications Equipment — 2.1%
193	Arris Group, Inc. (a)	2,208
57	Black Box Corp.	1,618
25	Blue Coat Systems, Inc. (a)	699
33	Comtech Telecommunications Corp. (a)	1,143
37	Harris Stratex Networks, Inc. (a)	254
27	NETGEAR, Inc. (a)	594
41	Plantronics, Inc.	1,060
36	Polycom, Inc. (a)	896
78	Symmetricom, Inc. (a)	406
42	Tekelec (a)	648
		9,526
	Computers & Peripherals — 0.4%
27	Adaptec, Inc. (a)	92
30	Imation Corp. (a)	262
34	Quantum Corp. (a)	98
17	STEC, Inc. (a) (c)	283
28	Synaptics, Inc. (a) (c)	857
		1,592
	Electronic Equipment, Instruments & Components — 1.7%
52	Benchmark Electronics, Inc. (a)	976
81	Brightpoint, Inc. (a)	598
23	Checkpoint Systems, Inc. (a)	349
36	Insight Enterprises, Inc. (a)	415
26	Mercury Computer Systems, Inc. (a)	285
11	Multi-Fineline Electronix, Inc. (a)	323
39	Plexus Corp. (a)	1,097
77	RadiSys Corp. (a)	732
64	SYNNEX Corp. (a)	1,950
36	Technitrol, Inc.	159
73	TTM Technologies, Inc. (a)	846
		7,730
	Internet Software & Services — 0.7%
22	Ancestry.com, Inc. (a)	301
22	Art Technology Group, Inc. (a)	101
64	EarthLink, Inc.	529
36	Perficient, Inc. (a)	306

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — Continued
181	United Online, Inc.	1,299
83	Web.com Group, Inc. (a)	539
		3,075
	IT Services — 2.1%
33	CACI International, Inc., Class A (a)	1,607
152	CIBER, Inc. (a)	524
31	CSG Systems International, Inc. (a)	598
28	Cybersource Corp. (a)	555
19	Dynamics Research Corp. (a)	198
26	Echo Global Logistics, Inc. (a) (c)	328
33	Gartner, Inc. (a)	590
20	Hackett Group, Inc. (The) (a)	55
13	iGate Corp.	129
52	Lionbridge Technologies, Inc. (a)	120
19	ManTech International Corp., Class A (a)	932
11	NCI, Inc., Class A (a)	299
22	TeleTech Holdings, Inc. (a)	445
32	Unisys Corp. (a)	1,217
47	VeriFone Holdings, Inc. (a)	770
36	Wright Express Corp. (a)	1,153
		9,520
	Semiconductors & Semiconductor Equipment — 3.5%
223	Amkor Technology, Inc. (a)	1,595
19	Applied Micro Circuits Corp. (a)	142
153	Cirrus Logic, Inc. (a)	1,042
5	DSP Group, Inc. (a)	29
13	Entegris, Inc. (a)	69
12	FEI Co. (a)	283
91	Kulicke & Soffa Industries, Inc. (a)	491
26	Lattice Semiconductor Corp. (a)	71
70	Micrel, Inc.	573
68	MIPS Technologies, Inc. (a)	296
24	MKS Instruments, Inc. (a)	421
43	Photronics, Inc. (a)	193
251	PMC-Sierra, Inc. (a)	2,177
542	RF Micro Devices, Inc. (a)	2,586
17	Sigma Designs, Inc. (a)	182
353	Skyworks Solutions, Inc. (a)	5,006
28	Tessera Technologies, Inc. (a)	645
56	TriQuint Semiconductor, Inc. (a)	335
		16,136
	Software — 3.7%
6	Actuate Corp. (a)	24
20	Ariba, Inc. (a)	245
227	Aspen Technology, Inc. (a)	2,221
28	Epicor Software Corp. (a)	211
17	Fortinet, Inc. (a)	306
20	i2 Technologies, Inc. (a)	379
162	JDA Software Group, Inc. (a)	4,118
8	Net 1 UEPS Technologies, Inc., (South Africa) (a)	146
31	Netscout Systems, Inc. (a)	449
92	Parametric Technology Corp. (a)	1,506
34	Progress Software Corp. (a)	981
47	Quest Software, Inc. (a)	870
14	Rovi Corp. (a)	449
38	Smith Micro Software, Inc. (a)	346
84	Sybase, Inc. (a)	3,663
180	THQ, Inc. (a)	909
		16,823
	Total Information Technology	64,402
	Materials — 4.1%
	Chemicals — 2.1%
49	H.B. Fuller Co.	1,122
53	Innophos Holdings, Inc.	1,223
59	Koppers Holdings, Inc.	1,808
247	Omnova Solutions, Inc. (a)	1,513
155	PolyOne Corp. (a)	1,156
27	Solutia, Inc. (a)	343
112	Spartech Corp.	1,148
58	STR Holdings, Inc. (a)	908
22	W.R. Grace & Co. (a)	555
		9,776
	Construction Materials — 0.0% (g)
23	Headwaters, Inc. (a)	151
	Containers & Packaging — 1.6%
41	Boise, Inc. (a)	216
68	Myers Industries, Inc.	618
93	Rock-Tenn Co., Class A	4,683
28	Silgan Holdings, Inc.	1,603
		7,120

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Metals & Mining — 0.2%
2	Compass Minerals International, Inc.	161
36	Globe Specialty Metals, Inc. (a)	341
58	Hecla Mining Co. (a)	361
		863
	Paper & Forest Products — 0.2%
79	Buckeye Technologies, Inc. (a)	775
2	Clearwater Paper Corp. (a)	132
		907
	Total Materials	18,817
	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.3%
13	Atlantic Tele-Network, Inc.	693
451	Cincinnati Bell, Inc. (a)	1,554
102	Consolidated Communications Holdings, Inc.	1,790
219	Premiere Global Services, Inc. (a)	1,803
		5,840
	Wireless Telecommunication Services — 0.3%
86	Syniverse Holdings, Inc. (a)	1,498
	Total Telecommunication Services	7,338
	Utilities — 3.0%
	Electric Utilities — 2.0%
16	Central Vermont Public Service Corp.	339
102	El Paso Electric Co. (a)	2,076
29	Idacorp, Inc.	914
15	MGE Energy, Inc.	550
82	Portland General Electric Co.	1,678
25	UniSource Energy Corp.	808
122	Westar Energy, Inc.	2,650
		9,015
	Gas Utilities — 0.9%
9	Chesapeake Utilities Corp.	276
50	New Jersey Resources Corp.	1,883
16	Northwest Natural Gas Co.	707
8	Southwest Gas Corp.	214
25	WGL Holdings, Inc.	822
		3,902
	Multi-Utilities — 0.1%
22	Avista Corp.	471
	Water Utilities — 0.0% (g)
16	Consolidated Water Co., Inc., (Cayman Islands)	224
	Total Utilities	13,612
	Total Common Stocks (Cost $420,876)	438,987

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.2%
1,000	U.S. Treasury Note, 1.250%, 11/30/10 (k) (Cost $1,008)	1,007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
14,736	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100%, (b) (l) (m) (Cost $14,736)	14,736
Investment of Cash Collateral for Securities on Loan — 3.6%
	Investment Company — 3.6%
16,513	JPMorgan Prime Money Market Fund, Capital Shares, 0.130%, (b) (l) (Cost $16,513)	16,513
	Total Investments — 103.5% (Cost $453,133)	471,243
	Liabilities in Excess of Other Assets — (3.5)%	(16,130)
	NET ASSETS — 100.0%	$455,113

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
238	E-mini Russell 2000	03/19/10	$14,849	$572

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.6%
	Consumer Discretionary — 14.7%
	Diversified Consumer Services — 1.6%
820	Brink’s Home Security Holdings, Inc. (a)	26,765
	Hotels, Restaurants & Leisure — 4.5%
170	Chipotle Mexican Grill, Inc. (a) (c)	14,961
731	Monarch Casino & Resort, Inc. (a)	5,923
1,188	Papa John’s International, Inc. (a)	27,754
447	Penn National Gaming, Inc. (a)	12,146
1,571	Shuffle Master, Inc. (a)	12,944
		73,728
	Household Durables — 2.6%
1,418	Jarden Corp.	43,828
	Internet & Catalog Retail — 1.4%
383	NutriSystem, Inc. (c)	11,938
607	PetMed Express, Inc. (c)	10,694
		22,632
	Leisure Equipment & Products — 0.9%
784	Pool Corp.	14,961
	Media — 2.7%
1,535	Cinemark Holdings, Inc.	22,061
616	Interactive Data Corp.	15,573
129	Morningstar, Inc. (a)	6,253
		43,887
	Textiles, Apparel & Luxury Goods — 1.0%
233	Columbia Sportswear Co.	9,112
653	Iconix Brand Group, Inc. (a)	8,264
		17,376
	Total Consumer Discretionary	243,177
	Consumer Staples — 5.4%
	Beverages — 1.6%
697	Hansen Natural Corp. (a)	26,750
	Food & Staples Retailing — 1.0%
1,584	Winn-Dixie Stores, Inc. (a)	15,905
	Food Products — 2.8%
1,373	B&G Foods, Inc., Class A	12,608
1,236	Dole Food Co., Inc. (a) (c)	15,342
321	J & J Snack Foods Corp.	12,826
1,206	Reddy Ice Holdings, Inc. (a)	5,172
		45,948
	Total Consumer Staples	88,603
	Energy — 5.0%
	Energy Equipment & Services — 2.4%
876	Exterran Holdings, Inc. (a)	18,792
581	Patterson-UTI Energy, Inc.	8,925
234	Tidewater, Inc.	11,196
		38,913
	Oil, Gas & Consumable Fuels — 2.6%
782	Approach Resources, Inc. (a)	6,039
282	Concho Resources, Inc. (a)	12,680
687	Resolute Energy Corp. (a)	7,919
480	St. Mary Land & Exploration Co.	16,444
		43,082
	Total Energy	81,995
	Financials — 17.4%
	Capital Markets — 5.0%
967	Calamos Asset Management, Inc., Class A	11,152
292	Evercore Partners, Inc., Class A	8,880
3,257	GLG Partners, Inc. (a) (c)	10,487
1,642	HFF, Inc., Class A (a)	10,261
374	JMP Group, Inc.	3,632
505	KBW, Inc. (a)	13,809
1,518	optionsXpress Holdings, Inc.	23,456
		81,677
	Commercial Banks — 2.2%
1,225	First Financial Bancorp	17,840
220	Iberiabank Corp.	11,831
1,861	Western Alliance Bancorp (a)	7,034
		36,705
	Insurance — 5.3%
380	American Physicians Capital, Inc.	11,534
1,022	eHealth, Inc. (a)	16,786
849	ProAssurance Corp. (a)	45,583
270	RLI Corp.	14,380
		88,283
	Real Estate Investment Trusts (REITs) — 3.5%
212	EastGroup Properties, Inc.	8,099
654	Franklin Street Properties Corp.	9,559
506	Mid-America Apartment Communities, Inc.	24,414
724	National Retail Properties, Inc.	15,371
		57,443

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Thrifts & Mortgage Finance — 1.4%
1,244	First Niagara Financial Group, Inc.	17,302
791	Westfield Financial, Inc.	6,528
		23,830
	Total Financials	287,938
	Health Care — 12.5%
	Biotechnology — 1.4%
858	Myriad Genetics, Inc. (a)	22,382
218	Myriad Pharmaceuticals, Inc. (a) (c)	1,095
		23,477
	Health Care Equipment & Supplies — 1.8%
414	IDEXX Laboratories, Inc. (a) (c)	22,108
490	Natus Medical, Inc. (a)	7,244
		29,352
	Health Care Providers & Services — 8.0%
230	AMN Healthcare Services, Inc. (a)	2,088
504	Catalyst Health Solutions, Inc. (a)	18,393
950	Coventry Health Care, Inc. (a)	23,070
482	MWI Veterinary Supply, Inc. (a)	18,159
1,436	PharMerica Corp. (a)	22,799
1,524	PSS World Medical, Inc. (a)	34,401
665	Psychiatric Solutions, Inc. (a)	14,068
		132,978
	Health Care Technology — 0.6%
882	Omnicell, Inc. (a)	10,311
	Pharmaceuticals — 0.7%
815	Cumberland Pharmaceuticals, Inc. (a)	11,070
	Total Health Care	207,188
	Industrials — 12.8%
	Aerospace & Defense — 2.6%
103	Alliant Techsystems, Inc. (a)	9,064
712	TransDigm Group, Inc.	33,814
		42,878
	Air Freight & Logistics — 0.8%
492	Forward Air Corp.	12,335
	Building Products — 0.2%
1,718	NCI Building Systems, Inc. (a)	3,109
	Commercial Services & Supplies — 4.1%
1,518	Herman Miller, Inc.	24,251
982	KAR Auction Services, Inc. (a)	13,547
908	Waste Connections, Inc. (a)	30,270
		68,068
	Construction & Engineering — 0.9%
1,257	Comfort Systems USA, Inc.	15,512
	Machinery — 2.1%
330	Kaydon Corp.	11,795
524	RBC Bearings, Inc. (a)	12,743
496	Terex Corp. (a)	9,826
		34,364
	Professional Services — 1.2%
477	CoStar Group, Inc. (a)	19,922
	Road & Rail — 0.9%
174	Knight Transportation, Inc.	3,349
296	Landstar System, Inc.	11,480
		14,829
	Total Industrials	211,017
	Information Technology — 13.9%
	Electronic Equipment, Instruments & Components — 1.1%
389	Anixter International, Inc. (a)	18,303
	Internet Software & Services — 3.4%
251	Archipelago Learning, Inc. (a)	5,192
2,855	Dice Holdings, Inc. (a)	18,699
1,692	Liquidity Services, Inc. (a)	17,035
1,289	Travelzoo, Inc. (a) (c)	15,842
		56,768
	Semiconductors & Semiconductor Equipment — 0.5%
352	Standard Microsystems Corp. (a)	7,309
	Software — 8.9%
1,610	Aspen Technology, Inc. (a)	15,776
470	Blackboard, Inc. (a)	21,328
1,713	Deltek, Inc. (a)	13,327
566	DemandTec, Inc. (a)	4,964
573	MICROS Systems, Inc. (a)	17,783
981	Monotype Imaging Holdings, Inc. (a)	8,863
903	NetSuite, Inc. (a) (c)	14,424
463	Nuance Communications, Inc. (a)	7,190
183	SolarWinds, Inc. (a)	4,208
635	Solera Holdings, Inc.	22,862
989	SuccessFactors, Inc. (a)	16,404
		147,129
	Total Information Technology	229,509

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Materials — 7.9%
	Chemicals — 1.5%
198	Airgas, Inc.	9,403
389	Scotts Miracle-Gro Co. (The), Class A	15,306
		24,709
	Containers & Packaging — 4.9%
522	Aptargroup, Inc.	18,656
769	Crown Holdings, Inc. (a)	19,659
731	Silgan Holdings, Inc.	42,335
		80,650
	Metals & Mining — 1.5%
447	Commercial Metals Co.	6,998
261	Compass Minerals International, Inc.	17,543
		24,541
	Total Materials	129,900
	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 3.1%
1,106	Cbeyond, Inc. (a)	17,426
328	Neutral Tandem, Inc. (a)	7,452
1,514	NTELOS Holdings Corp.	26,986
	Total Telecommunication Services	51,864
	Utilities — 2.9%
	Gas Utilities — 1.6%
250	Atmos Energy Corp.	7,350
432	Northwest Natural Gas Co.	19,471
		26,821
	Multi-Utilities — 1.3%
803	NorthWestern Corp.	20,906
	Total Utilities	47,727
	Total Common Stocks (Cost $1,417,200)	1,578,918
Short-Term Investment — 3.8%
	Investment Company — 3.8%
63,228	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $63,228)	63,228
Investments of Cash Collateral for Securities on Loan — 4.3%
	Investment Company — 4.3%
71,246	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $71,246)	71,246
	Total Investments — 103.7% (Cost $1,551,674)	1,713,392
	Liabilities in Excess of Other Assets — (3.7)%	(61,172)
	NET ASSETS — 100.0%	$1,652,220

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 19.2%
	Diversified Consumer Services — 1.8%
85	American Public Education, Inc. (a)	2,934
228	Lincoln Educational Services Corp. (a)	4,950
		7,884
	Hotels, Restaurants & Leisure — 3.4%
146	Cheesecake Factory, Inc. (The) (a) (c)	3,161
98	DineEquity, Inc. (a) (c)	2,390
112	Life Time Fitness, Inc. (a)	2,797
104	PF Chang’s China Bistro, Inc. (a) (c)	3,931
55	Vail Resorts, Inc. (a)	2,087
		14,366
	Household Durables — 0.6%
114	Tempur-Pedic International, Inc. (a)	2,696
	Media — 1.3%
54	Morningstar, Inc. (a)	2,596
170	National CineMedia, Inc.	2,815
		5,411
	Specialty Retail — 8.7%
158	AnnTaylor Stores Corp. (a)	2,157
89	Children’s Place Retail Stores, Inc. (The) (a)	2,925
322	DSW, Inc., Class A (a) (c)	8,339
124	J Crew Group, Inc. (a) (c)	5,539
158	Kirkland’s, Inc. (a)	2,746
63	Lumber Liquidators, Inc. (a)	1,688
110	Men’s Wearhouse, Inc. (The)	2,312
326	OfficeMax, Inc. (a)	4,133
479	Talbots, Inc. (a) (c)	4,270
154	Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,789
		36,898
	Textiles, Apparel & Luxury Goods — 3.4%
240	G-III Apparel Group Ltd. (a)	5,194
241	Iconix Brand Group, Inc. (a)	3,054
107	Lululemon Athletica, Inc., (Canada) (a)	3,233
102	Under Armour, Inc., Class A (a) (c)	2,787
		14,268
	Total Consumer Discretionary	81,523
	Energy — 4.3%
	Energy Equipment & Services — 0.5%
38	Oceaneering International, Inc. (a)	2,247
	Oil, Gas & Consumable Fuels — 3.8%
106	Comstock Resources, Inc. (a)	4,309
82	Concho Resources, Inc. (a)	3,673
202	Forest Oil Corp. (a)	4,501
144	Swift Energy Co. (a)	3,455
		15,938
	Total Energy	18,185
	Financials — 4.9%
	Capital Markets — 2.1%
40	Affiliated Managers Group, Inc. (a)	2,681
495	Broadpoint Gleacher Securities, Inc. (a)	2,207
161	Calamos Asset Management, Inc., Class A	1,861
251	PennantPark Investment Corp.	2,242
		8,991
	Diversified Financial Services — 1.0%
136	MSCI, Inc., Class A (a)	4,312
	Insurance — 1.4%
61	ProAssurance Corp. (a)	3,284
120	Tower Group, Inc.	2,799
		6,083
	Thrifts & Mortgage Finance — 0.4%
61	WSFS Financial Corp.	1,558
	Total Financials	20,944
	Health Care — 24.5%
	Biotechnology — 5.7%
41	Alexion Pharmaceuticals, Inc. (a)	2,016
617	Ariad Pharmaceuticals, Inc. (a)	1,407
161	BioMarin Pharmaceutical, Inc. (a) (c)	3,032
290	Exelixis, Inc. (a)	2,134
496	Halozyme Therapeutics, Inc. (a)	2,914
108	Human Genome Sciences, Inc. (a) (c)	3,299
261	Incyte Corp. Ltd. (a)	2,381
86	Medivation, Inc. (a) (c)	3,245
250	Myriad Pharmaceuticals, Inc. (a)	1,255
45	Onyx Pharmaceuticals, Inc. (a)	1,320
103	Theravance, Inc. (a) (c)	1,352
		24,355
	Health Care Equipment & Supplies — 3.4%
353	Insulet Corp. (a)	5,037
144	Masimo Corp. (a)	4,365
71	Meridian Bioscience, Inc.	1,524
136	Thoratec Corp. (a)	3,668
		14,594
	Health Care Providers & Services — 6.3%
345	Emeritus Corp. (a) (c)	6,471
157	Genoptix, Inc. (a)	5,577

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
239	Health Net, Inc. (a)	5,576
265	Healthspring, Inc. (a)	4,668
213	Psychiatric Solutions, Inc. (a)	4,495
		26,787
	Health Care Technology — 4.0%
46	athenahealth, Inc. (a)	2,067
266	MedAssets, Inc. (a) (c)	5,639
482	Omnicell, Inc. (a)	5,640
281	Vital Images, Inc. (a)	3,562
		16,908
	Life Sciences Tools & Services — 3.0%
499	Bruker Corp. (a)	6,022
662	Enzo Biochem, Inc. (a)	3,562
143	Icon plc, (Ireland), ADR (a)	3,100
		12,684
	Pharmaceuticals — 2.1%
266	Cumberland Pharmaceuticals, Inc. (a)	3,614
304	Nektar Therapeutics (a)	2,836
323	Sucampo Pharmaceuticals, Inc., Class A (a)	1,307
150	ViroPharma, Inc. (a)	1,254
		9,011
	Total Health Care	104,339
	Industrials — 13.3%
	Aerospace & Defense — 2.0%
129	DigitalGlobe, Inc. (a)	3,112
125	HEICO Corp.	5,552
		8,664
	Building Products — 2.4%
120	Lennox International, Inc.	4,696
76	Simpson Manufacturing Co., Inc.	2,052
175	Trex Co., Inc. (a)	3,437
		10,185
	Commercial Services & Supplies — 1.8%
196	GEO Group, Inc. (The) (a)	4,290
96	Waste Connections, Inc. (a)	3,214
		7,504
	Construction & Engineering — 0.4%
81	Orion Marine Group, Inc. (a)	1,706
	Electrical Equipment — 1.4%
120	Baldor Electric Co.	3,371
127	EnerSys (a)	2,772
		6,143
	Industrial Conglomerates — 0.9%
114	Carlisle Cos., Inc.	3,902
	Machinery — 2.2%
140	Graco, Inc.	3,994
127	Wabtec Corp.	5,191
		9,185
	Road & Rail — 2.2%
115	Landstar System, Inc.	4,445
108	Marten Transport Ltd. (a)	1,931
100	Old Dominion Freight Line, Inc. (a)	3,069
		9,445
	Total Industrials	56,734
	Information Technology — 27.2%
	Communications Equipment — 3.2%
62	F5 Networks, Inc. (a)	3,285
187	Riverbed Technology, Inc. (a)	4,291
192	ViaSat, Inc. (a)	6,099
		13,675
	Computers & Peripherals — 1.2%
224	Compellent Technologies, Inc. (a)	5,071
	Internet Software & Services — 4.5%
190	Archipelago Learning, Inc. (a)	3,933
1,145	Art Technology Group, Inc. (a)	5,164
153	DealerTrack Holdings, Inc. (a)	2,879
107	Digital River, Inc. (a)	2,900
212	Switch & Data Facilities Co., Inc. (a)	4,294
		19,170
	IT Services — 1.6%
103	NCI, Inc., Class A (a)	2,851
104	Syntel, Inc. (c)	3,940
		6,791
	Semiconductors & Semiconductor Equipment — 5.5%
200	Cavium Networks, Inc. (a)	4,757
98	Hittite Microwave Corp. (a)	3,991
202	Microsemi Corp. (a)	3,584
156	Monolithic Power Systems, Inc. (a)	3,727
114	Varian Semiconductor Equipment Associates, Inc. (a)	4,076
235	Verigy Ltd., (Singapore) (a)	3,018
		23,153
	Software — 11.2%
82	ANSYS, Inc. (a)	3,569
136	Blackboard, Inc. (a)	6,150

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — Continued
72	Concur Technologies, Inc. (a)	3,057
93	Fortinet, Inc. (a)	1,625
351	NetSuite, Inc. (a) (c)	5,615
549	Nuance Communications, Inc. (a) (c)	8,538
193	SolarWinds, Inc. (a)	4,448
177	Sourcefire, Inc. (a)	4,732
316	Take-Two Interactive Software, Inc. (a) (c)	3,171
290	Taleo Corp., Class A (a)	6,824
		47,729
	Total Information Technology	115,589
	Materials — 2.8%
	Chemicals — 1.4%
292	Innospec, Inc., (United Kingdom)	2,947
200	STR Holdings, Inc. (a)	3,137
		6,084
	Construction Materials — 0.6%
99	Eagle Materials, Inc.	2,569
	Metals & Mining — 0.8%
209	Commercial Metals Co.	3,269
	Total Materials	11,922
	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
172	Cbeyond, Inc. (a) (c)	2,703
172	Neutral Tandem, Inc. (a)	3,905
	Total Telecommunication Services	6,608
	Total Common Stocks (Cost $345,007)	415,844
Short-Term Investment — 3.2%
	Investment Company — 3.2%
13,698	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) (Cost $13,698)	13,698

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 11.5%
	Corporate Notes — 1.7%
6,000	Monumental Global Funding III, VAR, 0.312%, 05/24/10 (e)	5,945
1,000	Monumental Global Funding III, VAR, 0.395%, 03/26/10 (e)	994
		6,939

SHARES
	Investment Company — 9.8%
41,775	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l)	41,775
	Total Investments of Cash Collateral for Securities on Loan (Cost $48,775)	48,714
	Total Investments — 112.5% (Cost $407,480)	478,256
	Liabilities in Excess of Other Assets — (12.5)%	(53,118)
	NET ASSETS — 100.0%	$425,138

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Consumer Discretionary — 13.5%
	Auto Components — 1.1%
164	ArvinMeritor, Inc. (a)	1,833
16	Autoliv, Inc., (Sweden)	681
66	Modine Manufacturing Co. (a)	779
27	Stoneridge, Inc. (a)	243
86	Superior Industries International, Inc.	1,316
		4,852
	Distributors — 0.0% (g)
22	Audiovox Corp., Class A (a)	153
	Diversified Consumer Services — 0.5%
59	Jackson Hewitt Tax Service, Inc. (a)	261
68	Regis Corp.	1,064
192	Stewart Enterprises, Inc., Class A	987
		2,312
	Hotels, Restaurants & Leisure — 0.8%
29	Isle of Capri Casinos, Inc. (a)	219
131	O’Charley’s, Inc. (a)	859
18	PF Chang’s China Bistro, Inc. (a) (c)	667
93	Ruby Tuesday, Inc. (a)	672
101	Ruth’s Hospitality Group, Inc. (a)	210
49	Wyndham Worldwide Corp.	996
		3,623
	Household Durables — 3.8%
201	American Greetings Corp., Class A (c)	4,371
52	Blyth, Inc.	1,757
82	Furniture Brands International, Inc. (a)	448
94	Helen of Troy Ltd., (Bermuda) (a)	2,287
34	Jarden Corp.	1,060
128	La-Z-Boy, Inc. (a)	1,215
162	Leggett & Platt, Inc.	3,309
30	Tempur-Pedic International, Inc. (a)	702
32	Tupperware Brands Corp.	1,467
		16,616
	Leisure Equipment & Products — 0.4%
30	Brunswick Corp.	385
23	Hasbro, Inc.	731
56	JAKKS Pacific, Inc. (a)	683
		1,799
	Media — 1.4%
165	Belo Corp., Class A	895
8	Carmike Cinemas, Inc. (a)	59
124	Cumulus Media, Inc., Class A (a)	282
62	Entercom Communications Corp., Class A (a)	438
140	Journal Communications, Inc., Class A	545
70	RCN Corp. (a)	760
39	Scholastic Corp.	1,151
302	Sinclair Broadcast Group, Inc., Class A (a)	1,219
44	Valassis Communications, Inc. (a)	794
		6,143
	Multiline Retail — 0.6%
105	Dillard’s, Inc., Class A	1,930
54	Fred’s, Inc., Class A	548
		2,478
	Specialty Retail — 3.6%
124	AnnTaylor Stores Corp. (a)	1,689
101	Asbury Automotive Group, Inc. (a)	1,159
616	Borders Group, Inc. (a)	727
37	Build-A-Bear Workshop, Inc. (a)	181
74	Cache, Inc. (a)	340
33	Cato Corp. (The), Class A	662
197	Charming Shoppes, Inc. (a)	1,274
97	Finish Line, Inc. (The), Class A	1,219
145	Haverty Furniture Cos., Inc.	1,996
125	MarineMax, Inc. (a)	1,145
136	Midas, Inc. (a)	1,149
214	Pacific Sunwear of California, Inc. (a)	853
32	Rent-A-Center, Inc. (a)	572
12	Rue21, Inc. (a)	345
16	Signet Jewelers Ltd., (Bermuda) (a)	428
114	Sonic Automotive, Inc., Class A (a)	1,184
92	Talbots, Inc. (a) (c)	816
		15,739
	Textiles, Apparel & Luxury Goods — 1.3%
121	Jones Apparel Group, Inc.	1,937
201	Liz Claiborne, Inc. (a)	1,132
37	Maidenform Brands, Inc. (a)	621
49	Perry Ellis International, Inc. (a)	738
39	Timberland Co. (The), Class A (a)	692
18	Wolverine World Wide, Inc.	476
		5,596
	Total Consumer Discretionary	59,311
	Consumer Staples — 1.8%
	Food & Staples Retailing — 0.6%
5	Andersons, Inc. (The)	116
53	Nash Finch Co.	1,973

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Food & Staples Retailing — Continued
26	Pantry, Inc. (The) (a)	351
		2,440
	Food Products — 0.4%
84	B&G Foods, Inc., Class A	773
92	Dole Food Co., Inc. (a) (c)	1,145
		1,918
	Household Products — 0.2%
91	Central Garden & Pet Co., Class A (a)	901
	Personal Products — 0.6%
9	Inter Parfums, Inc.	107
31	Nu Skin Enterprises, Inc., Class A	822
198	Prestige Brands Holdings, Inc. (a)	1,560
		2,489
	Total Consumer Staples	7,748
	Energy — 4.8%
	Energy Equipment & Services — 2.5%
115	Cal Dive International, Inc. (a)	872
22	Complete Production Services, Inc. (a)	282
55	Helix Energy Solutions Group, Inc. (a)	642
760	Hercules Offshore, Inc. (a) (c)	3,633
536	Key Energy Services, Inc. (a) (c)	4,707
92	Pioneer Drilling Co. (a)	727
32	TGC Industries, Inc. (a)	124
		10,987
	Oil, Gas & Consumable Fuels — 2.3%
7	Brigham Exploration Co. (a)	98
41	Cloud Peak Energy, Inc. (a)	594
16	Delta Petroleum Corp. (a) (c)	17
211	Endeavour International Corp. (a)	227
14	Frontline Ltd., (Bermuda) (c)	388
48	General Maritime Corp.	332
107	Gulfport Energy Corp. (a)	1,229
42	Mariner Energy, Inc. (a)	486
14	Overseas Shipholding Group, Inc.	629
1	PrimeEnergy Corp. (a)	29
96	Stone Energy Corp. (a)	1,731
49	Swift Energy Co. (a)	1,164
266	VAALCO Energy, Inc. (a)	1,210
160	W&T Offshore, Inc.	1,870
7	Westmoreland Coal Co. (a)	65
		10,069
	Total Energy	21,056
	Financials — 32.2%
	Capital Markets — 1.8%
23	Affiliated Managers Group, Inc. (a)	1,529
11	Artio Global Investors, Inc. (a)	280
39	Gladstone Capital Corp.	301
49	Investment Technology Group, Inc. (a)	973
39	Janus Capital Group, Inc.	523
100	MCG Capital Corp. (a)	432
27	NGP Capital Resources Co.	217
32	Oppenheimer Holdings, Inc., Class A	1,070
50	Piper Jaffray Cos. (a)	2,526
22	Pzena Investment Management, Inc., Class A (a)	179
		8,030
	Commercial Banks — 10.1%
47	1st Source Corp.	753
66	1st United Bancorp, Inc. (a)	471
2	Alliance Financial Corp.	65
38	BancFirst Corp.	1,411
39	Bancorp, Inc. (The) (a)	269
79	Bank of Hawaii Corp.	3,718
44	Banner Corp. (c)	117
15	Cardinal Financial Corp.	128
73	Cathay General Bancorp (c)	549
28	Centerstate Banks, Inc.	282
127	Central Pacific Financial Corp. (a) (c)	166
4	Century Bancorp, Inc., Class A	82
35	Chemical Financial Corp.	825
150	Citizens Republic Bancorp, Inc. (a)	104
84	City Holding Co.	2,712
66	Community Bank System, Inc. (c)	1,269
55	Community Trust Bancorp, Inc.	1,355
22	Cullen/Frost Bankers, Inc.	1,105
29	Financial Institutions, Inc.	344
84	First Bancorp (c)	194
67	First Busey Corp. (c)	259
4	First Citizens BancShares, Inc., Class A	672
21	First Community Bancshares, Inc.	255
117	First Financial Bancorp	1,706
10	First Financial Bankshares, Inc. (c)	548
11	First Merchants Corp.	65
10	First South Bancorp, Inc. (c)	107
193	FirstMerit Corp.	3,890
226	FNB Corp.	1,531
1	Fulton Financial Corp.	10
42	Guaranty Bancorp (a)	55

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
27	Heartland Financial USA, Inc. (c)	380
9	Hudson Valley Holding Corp.	224
51	Lakeland Bancorp, Inc.	327
13	Lakeland Financial Corp.	231
19	MB Financial, Inc.	369
65	Nara Bancorp, Inc. (a)	737
15	Northrim BanCorp, Inc.	258
15	Old National Bancorp	190
10	Old Second Bancorp, Inc. (c)	72
47	Pacific Capital Bancorp (c)	45
11	S&T Bancorp, Inc. (c)	179
48	Santander BanCorp (a)	591
9	SCBT Financial Corp.	242
8	Sierra Bancorp	63
47	Simmons First National Corp., Class A	1,301
747	South Financial Group, Inc. (The)	482
51	Southwest Bancorp, Inc.	352
8	Suffolk Bancorp	232
54	Sun Bancorp, Inc. (a)	202
115	Susquehanna Bancshares, Inc.	679
30	SVB Financial Group (a)	1,242
214	TCF Financial Corp. (c)	2,917
17	Tompkins Financial Corp. (c)	693
91	UMB Financial Corp.	3,573
49	Umpqua Holdings Corp.	661
9	Union Bankshares Corp.	107
78	United Community Banks, Inc. (a)	264
32	Washington Trust Bancorp, Inc.	495
9	West Bancorp., Inc.	44
27	Westamerica Bancorp (c)	1,484
98	Whitney Holding Corp.	888
		44,541
	Consumer Finance — 2.3%
42	Advance America Cash Advance Centers, Inc.	232
61	AmeriCredit Corp. (a)	1,169
175	CompuCredit Holdings Corp. (c)	583
11	Credit Acceptance Corp. (a)	474
116	Dollar Financial Corp. (a)	2,740
140	World Acceptance Corp. (a) (c)	5,016
		10,214
	Diversified Financial Services — 0.5%
11	Marlin Business Services Corp. (a)	91
129	PHH Corp. (a)	2,078
		2,169
	Insurance — 5.9%
96	Ambac Financial Group, Inc. (a) (c)	80
385	American Equity Investment Life Holding Co.	2,867
20	Arch Capital Group Ltd., (Bermuda) (a)	1,402
63	Assured Guaranty Ltd., (Bermuda)	1,371
38	Axis Capital Holdings Ltd., (Bermuda)	1,065
238	Conseco, Inc. (a)	1,189
78	Crawford & Co., Class B (a)	305
126	Delphi Financial Group, Inc., Class A	2,820
13	FBL Financial Group, Inc., Class A	243
21	First Mercury Financial Corp.	282
98	Harleysville Group, Inc.	3,103
191	Horace Mann Educators Corp.	2,389
59	Meadowbrook Insurance Group, Inc.	434
97	Platinum Underwriters Holdings Ltd., (Bermuda)	3,699
47	PMA Capital Corp., Class A (a)	295
34	ProAssurance Corp. (a)	1,799
56	Selective Insurance Group	913
37	StanCorp Financial Group, Inc.	1,493
		25,749
	Real Estate Investment Trusts (REITs) — 10.1%
286	Anworth Mortgage Asset Corp.	2,001
114	Apartment Investment & Management Co., Class A	1,807
136	Ashford Hospitality Trust, Inc. (a) (c)	632
21	Brandywine Realty Trust	244
101	CBL & Associates Properties, Inc.	974
23	Colonial Properties Trust	274
428	DCT Industrial Trust, Inc.	2,151
196	Developers Diversified Realty Corp.	1,812
179	DiamondRock Hospitality Co.	1,514
25	DuPont Fabros Technology, Inc.	446
15	EastGroup Properties, Inc.	567
342	Education Realty Trust, Inc.	1,654
73	First Industrial Realty Trust, Inc. (a)	379
51	Home Properties, Inc. (c)	2,443
90	Hospitality Properties Trust	2,143
46	LaSalle Hotel Properties	981
411	Lexington Realty Trust	2,502
78	LTC Properties, Inc.	2,087
425	MFA Financial, Inc.	3,123
107	Mission West Properties, Inc.	767
148	Pennsylvania Real Estate Investment Trust (c)	1,248
18	Pennymac Mortgage Investment Trust (a)	302
77	PS Business Parks, Inc. (c)	3,829

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
117	Ramco-Gershenson Properties Trust	1,111
25	Saul Centers, Inc.	809
80	Strategic Hotels & Resorts, Inc. (a)	148
250	Sunstone Hotel Investors, Inc. (a)	2,224
58	Taubman Centers, Inc.	2,086
36	Universal Health Realty Income Trust	1,153
430	U-Store-It Trust	3,148
		44,559
	Real Estate Management & Development — 0.3%
50	Forestar Group, Inc. (a)	1,101
	Thrifts & Mortgage Finance — 1.2%
106	Astoria Financial Corp.	1,315
12	First Financial Holdings, Inc. (c)	155
19	First Niagara Financial Group, Inc.	268
112	MGIC Investment Corp. (a) (c)	647
58	Northwest Bancshares, Inc.	655
27	OceanFirst Financial Corp.	302
79	Ocwen Financial Corp. (a)	753
100	PMI Group, Inc. (The) (a) (c)	252
78	Trustco Bank Corp.	490
13	Waterstone Financial, Inc. (a)	26
12	WSFS Financial Corp.	315
		5,178
	Total Financials	141,541
	Health Care — 5.4%
	Biotechnology — 0.9%
92	Ariad Pharmaceuticals, Inc. (a)	209
43	ArQule, Inc. (a)	157
334	Bionovo, Inc. (a)	159
21	Halozyme Therapeutics, Inc. (a)	123
49	Incyte Corp. Ltd. (a)	446
8	InterMune, Inc. (a)	104
132	Lexicon Pharmaceuticals, Inc. (a)	224
32	Nabi Biopharmaceuticals (a)	156
83	Novavax, Inc. (a) (c)	220
22	Onyx Pharmaceuticals, Inc. (a)	634
41	Protalix BioTherapeutics, Inc., (Israel) (a) (c)	274
89	Rigel Pharmaceuticals, Inc. (a)	842
24	Seattle Genetics, Inc. (a)	241
		3,789
	Health Care Equipment & Supplies — 1.1%
10	Cantel Medical Corp. (a)	206
56	Insulet Corp. (a)	801
67	Invacare Corp. (c)	1,663
24	Teleflex, Inc.	1,315
242	TomoTherapy, Inc. (a)	943
		4,928
	Health Care Providers & Services — 2.3%
28	Brookdale Senior Living, Inc. (a)	509
60	Cross Country Healthcare, Inc. (a)	594
11	Emergency Medical Services Corp., Class A (a)	596
39	Gentiva Health Services, Inc. (a)	1,048
88	Magellan Health Services, Inc. (a)	3,588
86	Omnicare, Inc.	2,070
29	PharMerica Corp. (a)	456
22	RehabCare Group, Inc. (a)	682
34	Team Health Holdings, Inc. (a)	477
		10,020
	Health Care Technology — 0.3%
20	MedAssets, Inc. (a)	433
10	Medidata Solutions, Inc. (a)	150
65	Vital Images, Inc. (a)	822
		1,405
	Life Sciences Tools & Services — 0.3%
103	Affymetrix, Inc. (a)	600
42	Harvard Bioscience, Inc. (a)	149
39	Kendle International, Inc. (a)	716
		1,465
	Pharmaceuticals — 0.5%
27	Cumberland Pharmaceuticals, Inc. (a)	372
23	Cypress Bioscience, Inc. (a)	133
33	Perrigo Co.	1,299
6	Valeant Pharmaceuticals International (a)	200
8	XenoPort, Inc. (a)	147
		2,151
	Total Health Care	23,758
	Industrials — 15.2%
	Aerospace & Defense — 0.8%
35	Cubic Corp.	1,298
158	Orbital Sciences Corp. (a)	2,407
		3,705
	Air Freight & Logistics — 0.3%
17	Atlas Air Worldwide Holdings, Inc. (a)	644
152	Pacer International, Inc. (a)	480
		1,124

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Airlines — 0.9%
47	Hawaiian Holdings, Inc. (a)	329
88	Republic Airways Holdings, Inc. (a)	652
184	SkyWest, Inc.	3,120
		4,101
	Building Products — 1.2%
40	Builders FirstSource, Inc. (a) (c)	155
154	Gibraltar Industries, Inc. (a)	2,429
20	Insteel Industries, Inc.	265
34	Lennox International, Inc.	1,327
30	NCI Building Systems, Inc. (a)	54
44	Quanex Building Products Corp.	742
21	Trex Co., Inc. (a)	410
		5,382
	Commercial Services & Supplies — 2.8%
112	ACCO Brands Corp. (a)	813
7	Amrep Corp. (a)	99
48	ATC Technology Corp. (a)	1,133
157	Deluxe Corp. (c)	2,328
21	G&K Services, Inc., Class A	518
68	HNI Corp. (c)	1,884
11	ICT Group, Inc. (a)	173
31	Knoll, Inc.	324
13	M&F Worldwide Corp. (a)	510
265	Metalico, Inc. (a) (c)	1,304
88	Standard Register Co. (The)	448
146	Steelcase, Inc., Class A	929
31	United Stationers, Inc. (a)	1,762
		12,225
	Construction & Engineering — 1.2%
37	Dycom Industries, Inc. (a)	294
177	EMCOR Group, Inc. (a)	4,767
17	Integrated Electrical Services, Inc. (a)	100
		5,161
	Electrical Equipment — 1.6%
5	A123 Systems, Inc. (a) (c)	115
52	Acuity Brands, Inc.	1,853
195	EnerSys (a)	4,271
107	LSI Industries, Inc.	846
		7,085
	Industrial Conglomerates — 0.8%
58	Standex International Corp.	1,167
136	Tredegar Corp.	2,145
		3,312
	Machinery — 2.1%
62	AGCO Corp. (a)	2,005
32	Ampco-Pittsburgh Corp.	1,018
11	Cascade Corp.	300
11	CIRCOR International, Inc.	272
28	Duoyuan Printing, Inc., (China) (a)	228
40	Mueller Industries, Inc.	996
170	Mueller Water Products, Inc., Class A	885
20	NACCO Industries, Inc., Class A	986
14	Tecumseh Products Co., Class A (a)	163
46	Wabtec Corp.	1,895
12	Watts Water Technologies, Inc., Class A	368
		9,116
	Marine — 0.6%
288	Horizon Lines, Inc., Class A	1,603
34	International Shipholding Corp.	1,044
		2,647
	Professional Services — 0.9%
22	COMSYS IT Partners, Inc. (a)	199
27	GP Strategies Corp. (a)	203
57	Kforce, Inc. (a)	707
36	MPS Group, Inc. (a)	489
440	Spherion Corp. (a)	2,473
		4,071
	Road & Rail — 0.8%
33	Arkansas Best Corp.	974
29	Celadon Group, Inc. (a)	314
23	Heartland Express, Inc.	350
23	RailAmerica, Inc. (a)	278
48	Saia, Inc. (a)	711
44	Werner Enterprises, Inc.	869
		3,496
	Trading Companies & Distributors — 1.2%
91	Applied Industrial Technologies, Inc.	2,005
47	BlueLinx Holdings, Inc. (a) (c)	129
5	Houston Wire & Cable Co.	62
16	Interline Brands, Inc. (a)	276
105	WESCO International, Inc. (a)	2,839
		5,311
	Total Industrials	66,736
	Information Technology — 11.2%
	Communications Equipment — 1.2%
113	Arris Group, Inc. (a)	1,287
62	Black Box Corp.	1,766

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Communications Equipment — Continued
60	CommScope, Inc. (a)	1,589
36	Emulex Corp. (a)	387
9	InterDigital, Inc. (a)	247
		5,276
	Computers & Peripherals — 0.6%
188	Electronics for Imaging, Inc. (a)	2,444
40	Imation Corp. (a)	350
2	Quantum Corp. (a)	5
		2,799
	Electronic Equipment, Instruments & Components — 3.1%
93	Agilysys, Inc.	842
62	Benchmark Electronics, Inc. (a)	1,163
2	Checkpoint Systems, Inc. (a)	34
90	Cognex Corp.	1,591
114	Coherent, Inc. (a)	3,374
48	CTS Corp.	465
10	DDi Corp. (a)	47
20	Electro Rent Corp.	231
129	Methode Electronics, Inc.	1,119
48	Newport Corp. (a)	438
15	OSI Systems, Inc. (a)	398
60	Park Electrochemical Corp.	1,669
46	Tech Data Corp. (a)	2,137
68	Technitrol, Inc.	299
		13,807
	Internet Software & Services — 0.6%
20	Ancestry.com, Inc. (a)	285
55	Marchex, Inc., Class B	278
81	Perficient, Inc. (a)	681
27	S1 Corp. (a)	177
77	United Online, Inc.	552
105	Web.com Group, Inc. (a)	684
		2,657
	IT Services — 1.5%
87	Acxiom Corp. (a)	1,172
128	CIBER, Inc. (a)	440
171	CSG Systems International, Inc. (a)	3,266
17	Global Cash Access Holdings, Inc. (a)	126
35	Unisys Corp. (a)	1,356
		6,360
	Semiconductors & Semiconductor Equipment — 1.8%
80	Brooks Automation, Inc. (a)	686
396	Cirrus Logic, Inc. (a)	2,702
64	DSP Group, Inc. (a)	360
84	Integrated Device Technology, Inc. (a)	545
179	Lattice Semiconductor Corp. (a)	482
59	MIPS Technologies, Inc. (a)	256
68	Novellus Systems, Inc. (a)	1,580
34	Photronics, Inc. (a)	152
22	Rudolph Technologies, Inc. (a)	151
31	Semtech Corp. (a)	532
173	Silicon Storage Technology, Inc. (a)	444
8	Zoran Corp. (a)	84
		7,974
	Software — 2.4%
311	Aspen Technology, Inc. (a)	3,043
104	EPIQ Systems, Inc. (a) (c)	1,460
32	Fair Isaac Corp.	680
10	Fortinet, Inc. (a)	170
5	i2 Technologies, Inc. (a)	94
21	MicroStrategy, Inc., Class A (a)	2,012
15	Sybase, Inc. (a)	655
72	Take-Two Interactive Software, Inc. (a) (c)	720
162	TIBCO Software, Inc. (a)	1,562
		10,396
	Total Information Technology	49,269
	Materials — 6.9%
	Chemicals — 3.3%
16	A Schulman, Inc.	325
149	H.B. Fuller Co.	3,383
31	ICO, Inc.	230
52	Innophos Holdings, Inc.	1,184
79	Innospec, Inc., (United Kingdom)	799
37	Koppers Holdings, Inc.	1,123
21	Minerals Technologies, Inc.	1,149
392	PolyOne Corp. (a)	2,924
231	Spartech Corp. (c)	2,369
43	STR Holdings, Inc. (a)	676
33	Zep, Inc.	570
		14,732
	Construction Materials — 0.1%
32	Headwaters, Inc. (a)	207
77	U.S. Concrete, Inc. (a)	70
		277

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Containers & Packaging — 1.3%
20	Boise, Inc. (a)	105
81	Myers Industries, Inc.	741
69	Rock-Tenn Co., Class A	3,493
26	Silgan Holdings, Inc.	1,505
		5,844
	Metals & Mining — 1.4%
36	Globe Specialty Metals, Inc. (a)	338
269	Hecla Mining Co. (a) (c)	1,662
60	Stillwater Mining Co. (a)	569
269	Worthington Industries, Inc.	3,520
		6,089
	Paper & Forest Products — 0.8%
187	Buckeye Technologies, Inc. (a)	1,826
14	Domtar Corp., (Canada) (a)	787
66	Neenah Paper, Inc.	915
		3,528
	Total Materials	30,470
	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
67	Consolidated Communications Holdings, Inc.	1,166
160	Frontier Communications Corp.	1,249
	Total Telecommunication Services	2,415
	Utilities — 5.9%
	Electric Utilities — 1.2%
172	El Paso Electric Co. (a)	3,488
59	UniSource Energy Corp.	1,893
		5,381
	Gas Utilities — 2.3%
1	Chesapeake Utilities Corp.	32
5	National Fuel Gas Co.	235
41	New Jersey Resources Corp.	1,545
118	Nicor, Inc. (c)	4,985
25	Piedmont Natural Gas Co., Inc.	658
87	Southwest Gas Corp.	2,482
7	UGI Corp.	157
		10,094
	Multi-Utilities — 2.2%
200	Avista Corp. (c)	4,316
39	Black Hills Corp.	1,028
164	NorthWestern Corp. (c)	4,262
		9,606
	Water Utilities — 0.2%
19	California Water Service Group	685
	Total Utilities	25,766
	Total Common Stocks (Cost $440,219)	428,070

NUMBER OF RIGHTS
Right — 0.0% (g)
Industrials — 0.0% (g)
66	Builders FirstSource, Inc., expiring 01/14/10 (a) (c) (Cost $—)	16

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.2%
1,135	U.S. Treasury Note, 1.250%, 11/30/10 (k) (Cost $1,145)	1,143

SHARES
Short-Term Investment — 1.3%
Investment Company — 1.3%
5,792	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170%, (b) (l) (m) (Cost $5,792)	5,792

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 9.6%
	Corporate Notes — 2.4%
10,050	Monumental Global Funding III, VAR, 0.312%, 05/24/10 (e)	9,957
500	Monumental Global Funding III, VAR, 0.395%, 03/26/10 (e)	497
		10,454

SHARES
	Investment Company — 7.2%
31,543	JPMorgan Prime Money Market Fund, Capital Shares, 0.130%, (b) (l)	31,543
	Total Investments of Cash Collateral for Securities on Loan (Cost $42,093)	41,997
	Total Investments — 108.6% (Cost $489,249)	477,018
	Liabilities in Excess of Other Assets — (8.6)%	(37,971)
	NET ASSETS — 100.0%	$439,047

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
160	E-mini Russell 2000	03/19/10	$9,982	$279

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
		Consumer Discretionary — 15.9%
		Auto Components — 0.8%
8		Drew Industries, Inc. (a) (c)	155
1		Stoneridge, Inc. (a)	6
9		Superior Industries International, Inc. (c)	133
			294
		Diversified Consumer Services — 0.6%
5		Steiner Leisure Ltd., (Bahamas) (a)	211
		Hotels, Restaurants & Leisure — 1.7%
18		AFC Enterprises, Inc. (a)	148
6		Cheesecake Factory, Inc. (The) (a) (c)	132
2		DineEquity, Inc. (a) (c)	58
11		Monarch Casino & Resort, Inc. (a)	90
9		O’Charley’s, Inc. (a)	56
3		PF Chang’s China Bistro, Inc. (a)	106
6		Ruby Tuesday, Inc. (a) (c)	39
			629
		Household Durables — 5.2%
19		American Greetings Corp., Class A	412
3		Blyth, Inc.	91
1		CSS Industries, Inc.	25
6		Furniture Brands International, Inc. (a)	35
11		Helen of Troy Ltd., (Bermuda) (a)	262
7		Jarden Corp. (c)	229
12		La-Z-Boy, Inc. (a) (c)	116
16		Leggett & Platt, Inc.	316
5		Standard Pacific Corp. (a)	17
17		Tempur-Pedic International, Inc. (a)	397
			1,900
		Internet & Catalog Retail — 0.7%
9		HSN, Inc. (a)	175
2		NutriSystem, Inc. (c)	72
			247
		Media — 0.9%
11		Journal Communications, Inc., Class A	43
11		LIN TV Corp., Class A (a)	48
4		Scholastic Corp.	113
37		Sinclair Broadcast Group, Inc., Class A (a) (c)	148
			352
		Multiline Retail — 0.9%
9		Dillard’s, Inc., Class A (c)	162
18		Retail Ventures, Inc. (a)	163
			325
		Specialty Retail — 4.2%
8		AnnTaylor Stores Corp. (a) (c)	102
7		Asbury Automotive Group, Inc. (a)	83
49		Borders Group, Inc. (a)	58
—	(h)	Build-A-Bear Workshop, Inc. (a)	1
25		Cache, Inc. (a)	113
15		Charming Shoppes, Inc. (a)	96
5		Collective Brands, Inc. (a) (c)	109
2		Destination Maternity Corp. (a)	38
18		Finish Line, Inc. (The), Class A	221
9		Haverty Furniture Cos., Inc.	124
3		Kirkland’s, Inc. (a)	57
16		MarineMax, Inc. (a) (c)	142
5		Midas, Inc. (a)	41
9		OfficeMax, Inc. (a)	108
1		Rent-A-Center, Inc. (a)	12
1		Rue21, Inc. (a)	31
12		Sonic Automotive, Inc., Class A (a) (c)	129
10		Talbots, Inc. (a)	93
			1,558
		Textiles, Apparel & Luxury Goods — 0.9%
21		Liz Claiborne, Inc. (a) (c)	118
2		Oxford Industries, Inc.	43
6		Perry Ellis International, Inc. (a)	83
5		Timberland Co. (The), Class A (a)	95
			339
		Total Consumer Discretionary	5,855
		Consumer Staples — 2.1%
		Beverages — 0.1%
4		National Beverage Corp. (a)	53
		Food & Staples Retailing — 0.4%
10		Pantry, Inc. (The) (a)	134
		Food Products — 0.4%
6		B&G Foods, Inc., Class A	58
7		Dole Food Co., Inc. (a)	87
			145
		Household Products — 0.3%
13		Central Garden & Pet Co., Class A (a)	132
		Personal Products — 0.9%
6		Herbalife Ltd., (Cayman Islands)	243
11		Prestige Brands Holdings, Inc. (a)	85
			328
		Total Consumer Staples	792

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Energy — 4.5%
		Energy Equipment & Services — 2.2%
2		Bolt Technology Corp. (a)	23
6		Cal Dive International, Inc. (a)	46
2		CARBO Ceramics, Inc. (c)	143
4		Complete Production Services, Inc. (a)	48
3		Dresser-Rand Group, Inc. (a)	82
12		Hercules Offshore, Inc. (a) (c)	59
5		ION Geophysical Corp. (a) (c)	32
24		Key Energy Services, Inc. (a) (c)	214
2		Patterson-UTI Energy, Inc.	37
16		Pioneer Drilling Co. (a)	123
			807
		Oil, Gas & Consumable Fuels — 2.3%
4		Brigham Exploration Co. (a)	48
1		Clayton Williams Energy, Inc. (a)	18
3		Cloud Peak Energy, Inc. (a)	48
27		Endeavour International Corp. (a)	29
2		Frontline Ltd., (Bermuda)	57
5		Mariner Energy, Inc. (a)	60
5		McMoRan Exploration Co. (a) (c)	42
1		PrimeEnergy Corp. (a)	51
3		Rosetta Resources, Inc. (a)	62
5		Stone Energy Corp. (a)	90
5		Swift Energy Co. (a)	110
1		Tesoro Corp. (c)	15
28		VAALCO Energy, Inc. (a)	126
1		W&T Offshore, Inc.	13
2		Westmoreland Coal Co. (a)	17
3		World Fuel Services Corp. (c)	75
			861
		Total Energy	1,668
		Financials — 19.7%
		Capital Markets — 1.6%
2		Affiliated Managers Group, Inc. (a) (c)	161
1		Artio Global Investors, Inc. (a)	25
4		Federated Investors, Inc., Class B	102
1		Janus Capital Group, Inc.	7
4		LaBranche & Co., Inc. (a) (c)	11
2		Oppenheimer Holdings, Inc., (Canada), Class A	70
3		Piper Jaffray Cos. (a)	137
9		Pzena Investment Management, Inc., Class A (a)	73
			586
		Commercial Banks — 5.5%
3		1st Source Corp.	48
5		1st United Bancorp, Inc. (a)	39
7		BancFirst Corp.	263
3		Centerstate Banks, Inc.	25
5		Central Pacific Financial Corp. (a) (c)	7
7		City Holding Co. (c)	239
3		CoBiz Financial, Inc. (c)	13
1		Farmers Capital Bank Corp.	9
2		Financial Institutions, Inc.	27
4		First Bancorp (c)	9
6		First Financial Bancorp (c)	85
2		First Merchants Corp.	11
—	(h)	First South Bancorp, Inc.	3
11		FNB Corp. (c)	75
7		Guaranty Bancorp (a)	9
3		Heartland Financial USA, Inc.	39
1		Hudson Valley Holding Corp.	19
1		Lakeland Financial Corp.	24
5		Nara Bancorp, Inc. (a)	60
3		Sierra Bancorp	24
8		Simmons First National Corp., Class A	222
19		Southwest Bancorp, Inc.	133
10		Suffolk Bancorp (c)	288
1		Sun Bancorp, Inc. (a)	5
2		SVB Financial Group (a) (c)	67
13		TCF Financial Corp. (c)	181
2		UMB Financial Corp.	67
1		Union Bankshares Corp.	17
5		West Bancorp., Inc.	22
			2,030
		Consumer Finance — 1.9%
6		Advance America Cash Advance Centers, Inc.	31
3		Credit Acceptance Corp. (a)	109
14		Dollar Financial Corp. (a) (c)	334
6		World Acceptance Corp. (a) (c)	218
			692
		Diversified Financial Services — 0.5%
9		Marlin Business Services Corp. (a)	73
8		PHH Corp. (a) (c)	131
			204
		Insurance — 3.4%
12		American Equity Investment Life Holding Co.	86
2		Argo Group International Holdings Ltd., (Bermuda) (a)	59

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Insurance — Continued
1		Aspen Insurance Holdings Ltd., (Bermuda)	25
3		Assured Guaranty Ltd., (Bermuda) (c)	67
2		Axis Capital Holdings Ltd., (Bermuda)	60
30		Conseco, Inc. (a) (c)	152
3		Delphi Financial Group, Inc., Class A	60
8		Harleysville Group, Inc.	245
5		Meadowbrook Insurance Group, Inc.	39
2		Navigators Group, Inc. (a)	99
6		Platinum Underwriters Holdings Ltd., (Bermuda) (c)	245
2		ProAssurance Corp. (a) (c)	124
			1,261
		Real Estate Investment Trusts (REITs) — 6.1%
8		Anworth Mortgage Asset Corp.	54
1		Colonial Properties Trust	15
15		DCT Industrial Trust, Inc. (c)	73
8		DiamondRock Hospitality Co.	69
3		EastGroup Properties, Inc.	100
8		Education Realty Trust, Inc.	36
3		Home Properties, Inc. (c)	143
8		Hospitality Properties Trust	178
22		Lexington Realty Trust	132
13		LTC Properties, Inc.	334
32		MFA Financial, Inc.	237
1		Mid-America Apartment Communities, Inc. (c)	24
10		Pennsylvania Real Estate Investment Trust (c)	86
2		Pennymac Mortgage Investment Trust (a)	28
3		PS Business Parks, Inc.	165
15		Ramco-Gershenson Properties Trust	142
5		Saul Centers, Inc.	151
10		Strategic Hotels & Resorts, Inc. (a)	19
23		Sunstone Hotel Investors, Inc. (a) (c)	201
2		Taubman Centers, Inc. (c)	65
			2,252
		Real Estate Management & Development — 0.1%
1		Altisource Portfolio Solutions S.A., (Luxembourg) (a)	25
		Thrifts & Mortgage Finance — 0.6%
5		Northwest Bancshares, Inc.	54
7		OceanFirst Financial Corp.	76
9		Ocwen Financial Corp. (a) (c)	87
			217
		Total Financials	7,267
		Health Care — 14.7%
		Biotechnology — 4.0%
3		Acorda Therapeutics, Inc. (a) (c)	76
16		Anadys Pharmaceuticals, Inc. (a)	33
18		Ariad Pharmaceuticals, Inc. (a)	41
11		ArQule, Inc. (a)	42
24		AVI BioPharma, Inc. (a) (c)	35
2		BioMarin Pharmaceutical, Inc. (a) (c)	36
55		Bionovo, Inc. (a)	26
2		Chelsea Therapeutics International, Inc. (a)	6
12		Cytokinetics, Inc. (a)	34
7		Halozyme Therapeutics, Inc. (a)	43
3		Human Genome Sciences, Inc. (a)	83
7		Idenix Pharmaceuticals, Inc. (a)	15
7		Immunomedics, Inc. (a)	23
8		Incyte Corp. Ltd. (a)	70
4		InterMune, Inc. (a) (c)	57
29		Lexicon Pharmaceuticals, Inc. (a)	49
1		Martek Biosciences Corp. (a)	10
3		Medivation, Inc. (a)	113
8		Molecular Insight Pharmaceuticals, Inc. (a) (c)	18
4		Momenta Pharmaceuticals, Inc. (a)	49
—	(h)	Myriad Pharmaceuticals, Inc. (a)	3
7		Novavax, Inc. (a)	18
4		Onyx Pharmaceuticals, Inc. (a)	126
6		Osiris Therapeutics, Inc. (a)	39
3		Pharmasset, Inc. (a)	68
8		Protalix BioTherapeutics, Inc., (Israel) (a)	54
3		Regeneron Pharmaceuticals, Inc. (a)	63
10		Rigel Pharmaceuticals, Inc. (a)	92
10		Seattle Genetics, Inc. (a) (c)	97
2		Theravance, Inc. (a) (c)	26
1		United Therapeutics Corp. (a)	42
			1,487
		Health Care Equipment & Supplies — 3.6%
9		American Medical Systems Holdings, Inc. (a) (c)	164
2		Cantel Medical Corp. (a)	48
4		Electro-Optical Sciences, Inc. (a) (c)	45
5		Insulet Corp. (a)	76
9		Invacare Corp. (c)	212
6		Micrus Endovascular Corp. (a)	90
2		Orthofix International NV (a)	59
4		Sirona Dental Systems, Inc. (a)	121
3		Somanetics Corp. (a)	46
5		Teleflex, Inc. (c)	291

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Health Care Equipment & Supplies — Continued
3		Thoratec Corp. (a) (c)	78
20		TomoTherapy, Inc. (a)	78
			1,308
		Health Care Providers & Services — 3.6%
4		America Service Group, Inc.	59
4		American Dental Partners, Inc. (a)	46
2		AMERIGROUP Corp. (a)	54
3		Brookdale Senior Living, Inc. (a) (c)	47
12		Cross Country Healthcare, Inc. (a)	123
1		Emdeon, Inc., Class A (a)	14
3		Emergency Medical Services Corp., Class A (a)	179
5		Emeritus Corp. (a)	84
8		Magellan Health Services, Inc. (a)	326
13		Nighthawk Radiology Holdings, Inc. (a)	61
10		Omnicare, Inc. (c)	234
2		RehabCare Group, Inc. (a)	64
3		Team Health Holdings, Inc. (a) (c)	36
			1,327
		Health Care Technology — 0.7%
5		MedAssets, Inc. (a) (c)	100
5		Medidata Solutions, Inc. (a)	70
6		Vital Images, Inc. (a)	72
			242
		Life Sciences Tools & Services — 1.1%
19		Affymetrix, Inc. (a)	109
16		Harvard Bioscience, Inc. (a)	57
2		Mettler-Toledo International, Inc., (Switzerland) (a) (c)	168
4		PerkinElmer, Inc.	84
			418
		Pharmaceuticals — 1.7%
3		Ardea Biosciences, Inc. (a)	39
2		Auxilium Pharmaceuticals, Inc. (a) (c)	63
8		Biodel, Inc. (a)	36
6		Cadence Pharmaceuticals, Inc. (a) (c)	54
4		Cardiome Pharma Corp., (Canada) (a)	19
8		Inspire Pharmaceuticals, Inc. (a)	45
4		MAP Pharmaceuticals, Inc. (a)	38
1		Optimer Pharmaceuticals, Inc. (a)	11
6		Pain Therapeutics, Inc. (a)	30
1		Perrigo Co.	56
7		Vivus, Inc. (a)	68
3		Watson Pharmaceuticals, Inc. (a) (c)	103
3		XenoPort, Inc. (a) (c)	58
			620
		Total Health Care	5,402
		Industrials — 13.7%
		Aerospace & Defense — 0.9%
1		DynCorp International, Inc., Class A (a)	11
8		GenCorp, Inc. (a) (c)	57
18		Orbital Sciences Corp. (a)	269
			337
		Air Freight & Logistics — 0.1%
2		Hub Group, Inc., Class A (a) (c)	54
		Airlines — 0.9%
27		Hawaiian Holdings, Inc. (a)	192
8		SkyWest, Inc.	142
			334
		Building Products — 1.0%
6		Gibraltar Industries, Inc. (a) (c)	87
4		Lennox International, Inc. (c)	160
7		Quanex Building Products Corp.	117
			364
		Commercial Services & Supplies — 2.7%
25		ACCO Brands Corp. (a)	181
13		American Reprographics Co. (a)	89
3		ATC Technology Corp. (a)	65
8		Cenveo, Inc. (a) (c)	68
9		Deluxe Corp.	133
3		G&K Services, Inc., Class A	70
2		ICT Group, Inc. (a)	34
21		Knoll, Inc.	219
4		Metalico, Inc. (a) (c)	22
2		Standard Parking Corp. (a)	32
11		Standard Register Co. (The) (c)	54
2		Steelcase, Inc., Class A	13
			980
		Construction & Engineering — 1.3%
6		Dycom Industries, Inc. (a)	52
16		EMCOR Group, Inc. (a)	441
			493
		Electrical Equipment — 0.9%
—	(h)	A123 Systems, Inc. (a)	9
4		Acuity Brands, Inc. (c)	136

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electrical Equipment — Continued
6	EnerSys (a)	133
6	LSI Industries, Inc.	47
		325
	Industrial Conglomerates — 0.6%
5	Standex International Corp.	94
7	Tredegar Corp.	111
		205
	Machinery — 2.1%
2	Cascade Corp.	52
2	Duoyuan Printing, Inc., (China) (a)	19
7	Mueller Industries, Inc.	181
8	Nordson Corp. (c)	490
7	Trimas Corp. (a)	45
		787
	Marine — 0.4%
24	Horizon Lines, Inc., Class A	131
	Professional Services — 1.4%
3	COMSYS IT Partners, Inc. (a)	28
3	GP Strategies Corp. (a)	21
15	Kforce, Inc. (a)	185
53	Spherion Corp. (a)	297
		531
	Road & Rail — 0.6%
2	Celadon Group, Inc. (a)	20
3	Con-way, Inc.	98
1	Heartland Express, Inc.	14
2	RailAmerica, Inc. (a)	24
3	Saia, Inc. (a) (c)	49
		205
	Trading Companies & Distributors — 0.8%
11	WESCO International, Inc. (a) (c)	303
	Total Industrials	5,049
	Information Technology — 17.7%
	Communications Equipment — 1.7%
5	Arris Group, Inc. (a)	60
7	Black Box Corp.	184
9	Emulex Corp. (a)	93
10	InterDigital, Inc. (a) (c)	276
1	Oplink Communications, Inc. (a)	15
		628
	Computers & Peripherals — 0.4%
11	Imation Corp. (a)	98
16	Quantum Corp. (a)	47
		145
	Electronic Equipment, Instruments & Components — 3.5%
6	Benchmark Electronics, Inc. (a)	121
31	Brightpoint, Inc. (a)	225
16	Checkpoint Systems, Inc. (a)	238
9	Coherent, Inc. (a)	279
3	CTS Corp.	30
5	DDi Corp. (a)	24
2	Electro Rent Corp.	22
21	Methode Electronics, Inc.	181
3	Newport Corp. (a)	30
3	OSI Systems, Inc. (a)	76
2	RadiSys Corp. (a)	20
6	Technitrol, Inc.	25
3	TTM Technologies, Inc. (a) (c)	36
		1,307
	Internet Software & Services — 0.7%
2	Ancestry.com, Inc. (a)	25
3	DealerTrack Holdings, Inc. (a)	53
3	Perficient, Inc. (a)	28
4	S1 Corp. (a)	23
7	ValueClick, Inc. (a) (c)	72
9	Web.com Group, Inc. (a)	61
		262
	IT Services — 1.6%
16	Acxiom Corp. (a)	213
9	CIBER, Inc. (a)	31
4	CSG Systems International, Inc. (a)	73
3	Gartner, Inc. (a)	56
5	Global Cash Access Holdings, Inc. (a)	38
5	Hackett Group, Inc. (The) (a)	15
3	Heartland Payment Systems, Inc.	35
3	Unisys Corp. (a)	128
		589
	Semiconductors & Semiconductor Equipment — 3.6%
6	Amkor Technology, Inc. (a)	40
4	Applied Micro Circuits Corp. (a)	32
35	Cirrus Logic, Inc. (a)	241
4	Cymer, Inc. (a) (c)	138

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Semiconductors & Semiconductor Equipment — Continued
3		DSP Group, Inc. (a)	15
8		GSI Technology, Inc. (a)	38
5		Integrated Device Technology, Inc. (a)	33
7		Kopin Corp. (a) (c)	30
53		LSI Corp. (a)	320
21		Micrel, Inc. (c)	172
1		Novellus Systems, Inc. (a) (c)	24
5		Photronics, Inc. (a) (c)	22
20		RF Micro Devices, Inc. (a) (c)	93
3		Rudolph Technologies, Inc. (a)	22
3		Semtech Corp. (a)	56
—	(h)	Veeco Instruments, Inc. (a) (c)	13
3		Zoran Corp. (a)	34
			1,323
		Software — 6.2%
29		Aspen Technology, Inc. (a)	283
13		EPIQ Systems, Inc. (a) (c)	186
3		Fair Isaac Corp. (c)	56
1		Fortinet, Inc. (a)	14
1		i2 Technologies, Inc. (a)	17
2		JDA Software Group, Inc. (a)	61
11		Manhattan Associates, Inc. (a)	253
4		MicroStrategy, Inc., Class A (a)	348
31		Monotype Imaging Holdings, Inc. (a)	280
12		Net 1 UEPS Technologies, Inc., (South Africa) (a)	237
10		Sybase, Inc. (a) (c)	421
6		Take-Two Interactive Software, Inc. (a) (c)	60
5		TIBCO Software, Inc. (a)	51
			2,267
		Total Information Technology	6,521
		Materials — 5.0%
		Chemicals — 2.4%
3		Innospec, Inc., (United Kingdom)	26
7		Minerals Technologies, Inc.	403
13		PolyOne Corp. (a)	96
28		Spartech Corp.	290
5		STR Holdings, Inc. (a)	76
			891
		Construction Materials — 0.0% (g)
1		Headwaters, Inc. (a)	5
		Containers & Packaging — 1.2%
2		Boise, Inc. (a)	9
7		Bway Holding Co. (a)	129
5		Myers Industries, Inc.	44
5		Rock-Tenn Co., Class A	267
			449
		Metals & Mining — 0.9%
3		Globe Specialty Metals, Inc. (a) (c)	29
5		Hecla Mining Co. (a) (c)	30
19		Worthington Industries, Inc. (c)	252
			311
		Paper & Forest Products — 0.5%
15		Buckeye Technologies, Inc. (a)	142
1		Domtar Corp., (Canada) (a)	39
			181
		Total Materials	1,837
		Telecommunication Services — 1.2%
		Diversified Telecommunication Services — 0.9%
8		Consolidated Communications Holdings, Inc.	135
13		Frontier Communications Corp.	99
21		PAETEC Holding Corp. (a) (c)	87
			321
		Wireless Telecommunication Services — 0.3%
10		USA Mobility, Inc.	105
		Total Telecommunication Services	426
		Utilities — 2.8%
		Electric Utilities — 0.7%
7		El Paso Electric Co. (a)	150
3		UniSource Energy Corp.	90
			240
		Gas Utilities — 1.0%
1		Chesapeake Utilities Corp.	21
3		New Jersey Resources Corp.	97
4		Nicor, Inc.	181
2		Southwest Gas Corp.	69
			368
		Multi-Utilities — 1.1%
16		NorthWestern Corp.	406
		Total Utilities	1,014
		Total Common Stocks (Cost $32,851)	35,831

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.3%
110	U.S. Treasury Note, 1.250%, 11/30/10 (k) (Cost $111)	111

SHARES
Short-Term Investment — 2.3%
Investment Company — 2.3%
834	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $834)	834

SHARES	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 25.7%
	Investment Company — 25.7%
9,469	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $9,469)	9,469
	Total Investments — 125.6% (Cost $43,265)	46,245
	Liabilities in Excess of Other Assets — (25.6)%	(9,440)
	NET ASSETS — 100.0%	$36,805

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
15	E-mini Russell 2000	03/19/10	$936	$43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   45

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

ADR—	American Depositary Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2009.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$181,845	$439,994	$1,578,918
Investments in affiliates, at value	67,936	31,249	134,474
Total investment securities, at value	249,781	471,243	1,713,392
Receivables:
Investment securities sold	—	—	610
Fund shares sold	2,978	715	15,512
Interest and dividends	51	455	1,164
Securities lending income	—	42	91
Total Assets	252,810	472,455	1,730,769

LIABILITIES:
Payables:
Due to custodian	—	10	—
Investment securities purchased	650	239	194
Collateral for securities lending program	61,142	16,513	71,246
Fund shares redeemed	334	—	5,381
Variation margin on futures contracts	—	152	—
Accrued liabilities:
Investment advisory fees	62	230	782
Administration fees	13	40	139
Shareholder servicing fees	20	—	262
Distribution fees	48	—	137
Custodian and accounting fees	10	23	11
Trustees’ and Chief Compliance Officer’s fees	7	10	10
Other	437	125	387
Total Liabilities	62,723	17,342	78,549
Net Assets	$190,087	$455,113	$1,652,220

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$222,076	$554,608	$1,532,599
Accumulated undistributed (distributions in excess of) net investment income	(930)	1,120	834
Accumulated net realized gains (losses)	(62,961)	(119,297)	(42,931)
Net unrealized appreciation (depreciation)	31,902	18,682	161,718
Total Net Assets	$190,087	$455,113	$1,652,220

Net Assets:
Class A	$77,386	$—	$501,293
Class B	3,458	—	14,918
Class C	48,514	—	34,974
Class R2	—	—	3,599
Class R5	—	—	208,968
Select Class	60,729	455,113	888,468
Total	$190,087	$455,113	$1,652,220

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5,541	—	18,089
Class B	275	—	622
Class C	3,870	—	1,460
Class R2	—	—	131
Class R5	—	—	6,958
Select Class	4,129	15,831	29,588

Net Asset Value:
Class A — Redemption price per share	$13.97	$—	$27.71
Class B — Offering price per share (a)	12.56	—	24.00
Class C — Offering price per share (a)	12.54	—	23.96
Class R2 — Offering and redemption price per share	—	—	27.54
Class R5 — Offering and redemption price per share	—	—	30.03
Select Class — Offering and redemption price per share	14.71	28.75	30.03
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.74	$—	$29.25

Cost of investments in non-affiliates	$149,943	$421,884	$1,417,200
Cost of investments in affiliates	67,936	31,249	134,474
Value of securities on loan	58,911	15,925	68,552

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$422,783	$439,683	$35,942
Investments in affiliates, at value	55,473	37,335	10,303
Total investment securities, at value	478,256	477,018	46,245
Receivables:
Investment securities sold	—	6,821	67
Fund shares sold	956	533	3
Interest and dividends	116	844	44
Securities lending income	19	37	—
Total Assets	479,347	485,253	46,359

LIABILITIES:
Payables:
Investment securities purchased	4,120	123	6
Collateral for securities lending program	48,775	42,093	9,469
Fund shares redeemed	731	3,292	7
Variation margin on futures contracts	—	64	10
Accrued liabilities:
Investment advisory fees	215	187	5
Administration fees	16	39	3
Shareholder servicing fees	35	48	4
Distribution fees	46	52	—	(a)
Custodian and accounting fees	18	11	11
Trustees’ and Chief Compliance Officer’s fees	5	3	2
Other	248	294	37
Total Liabilities	54,209	46,206	9,554
Net Assets	$425,138	$439,047	$36,805

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$452,984	$543,498	$46,214
Accumulated undistributed (distributions in excess of) net investment income	(1,339)	214	58
Accumulated net realized gains (losses)	(97,283)	(92,713)	(12,490)
Net unrealized appreciation (depreciation)	70,776	(11,952)	3,023
Total Net Assets	$425,138	$439,047	$36,805

Net Assets:
Class A	$137,546	$145,046	$412
Class B	8,002	11,216	—
Class C	19,217	22,563	240
Class R2	531	191	—
Class R5	—	36,639	—
Institutional Class	161,524	—	11,429
Select Class	98,318	186,039	24,724
Ultra	—	37,353	—
Total	$425,138	$439,047	$36,805

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,479	9,950	53
Class B	1,152	868	—
Class C	2,650	1,758	31
Class R2	64	13	—
Class R5	—	2,412	—
Institutional Class	18,399	—	1,461
Select Class	11,286	12,242	3,152
Ultra	—	2,458	—

Net Asset Value:
Class A — Redemption price per share	$8.35	$14.58	$7.78
Class B — Offering price per share (b)	6.95	12.93	—
Class C — Offering price per share (b)	7.25	12.83	7.72
Class R2 — Offering and redemption price per share	8.33	14.56	—
Class R5 — Offering and redemption price per share	—	15.19	—
Institutional Class — Offering and redemption price per share	8.78	—	7.82
Select Class — Offering and redemption price per share	8.71	15.20	7.84
Ultra — Offering and redemption price per share	—	15.20	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.81	$15.39	$8.21

Cost of investments in non-affiliates	$352,007	$451,914	$32,962
Cost of investments in affiliates	55,473	37,335	10,303
Value of securities on loan	46,799	40,208	9,065

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   51

STATEMENTS OF OPERATIONS
FOR THE SIX MONTH ENDED DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund		Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$6		$—
Dividend income from non-affiliates	258	2,550		12,945
Dividend income from affiliates	5	8		69
Income from securities lending (net)	150	205		427
Total investment income	413	2,769		13,441

EXPENSES:
Investment advisory fees	544	1,322		4,732
Administration fees	82	200		715
Distribution fees:
Class A	77	—		568
Class B	48	—		55
Class C	171	—		128
Class R2	—	—		9
Shareholder servicing fees:
Class A	77	—		568
Class B	16	—		18
Class C	57	—		43
Class R2	—	—		5
Class R5	—	—		40
Select Class	59	508		987
Custodian and accounting fees	21	25		47
Interest expense to affiliates	—	—	(a)	—
Professional fees	27	31		39
Trustees’ and Chief Compliance Officer’s fees	1	—		—
Printing and mailing costs	34	122		130
Registration and filing fees	21	7		61
Transfer agent fees	454	—		647
Other	6	5		18
Total expenses	1,695	2,220		8,810
Less amounts waived	(363)	(600)		(854)
Less earnings credits	— (a)	—		—	(a)
Net expenses	1,332	1,620		7,956
Net investment income (loss)	(919)	1,149		5,485

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$3,949	$(4,816)	$18,753
Futures	—	1,384	—
Net realized gain (loss)	3,949	(3,432)	18,753
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	23,062	86,405	203,394
Futures	—	676	—
Change in net unrealized appreciation (depreciation)	23,062	87,081	203,394
Net realized/unrealized gains (losses)	27,011	83,649	222,147
Change in net assets resulting from operations	$26,092	$84,798	$227,632

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   53

STATEMENTS OF OPERATIONS
FOR THE SIX MONTH ENDED DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund		U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$7		$1
Dividend income from non-affiliates	453		4,046		216
Dividend income from affiliates	10		10		1
Income from securities lending (net)	241		221		11
Total investment income	704		4,284		229

EXPENSES:
Investment advisory fees	1,214		1,351		104
Administration fees	184		204		17
Distribution fees:
Class A	157		168		1
Class B	32		42		—
Class C	65		77		1
Class R2	1		—	(a)	—
Shareholder servicing fees:
Class A	157		168		1
Class B	11		14		—
Class C	22		26		—	(a)
Class R2	—	(a)	—	(a)	—
Class R5	—		7		—
Institutional Class	66		—		5
Select Class	112		245		30
Custodian and accounting fees	21		35		25
Interest expense to affiliates	—		—		—	(a)
Professional fees	22		30		30
Trustees’ and Chief Compliance Officer’s fees	2		2		—	(a)
Printing and mailing costs	42		44		3
Registration and filing fees	48		45		26
Transfer agent fees	288		388		11
Other	4		7		4
Total expenses	2,448		2,853		258
Less amounts waived	(417)		(506)		(91)
Less earnings credits	—	(a)	—	(a)	—	(a)
Net expenses	2,031		2,347		167
Net investment income (loss)	(1,327)		1,937		62

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$3,884	$(19,085)	$(266)
Futures	—	1,432	103
Net realized gain (loss)	3,884	(17,653)	(163)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	70,658	112,767	8,253
Futures	—	466	37
Change in net unrealized appreciation (depreciation)	70,658	113,233	8,290
Net realized/unrealized gains (losses)	74,542	95,580	8,127
Change in net assets resulting from operations	$73,215	$97,517	$8,189

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(919)	$(1,483)	$1,149	$3,772
Net realized gain (loss)	3,949	(54,281)	(3,432)	(111,813)
Change in net unrealized appreciation (depreciation)	23,062	(2,658)	87,081	(42,628)
Change in net assets resulting from operations	26,092	(58,422)	84,798	(150,669)

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	—	—	(3,749)	(2,094)
From net realized gains	—	—	—	(32,291)
Total distributions to shareholders	—	—	(3,749)	(34,385)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	19,121	5,163	36,083	(35,094)

NET ASSETS:
Change in net assets	45,213	(53,259)	117,132	(220,148)
Beginning of period	144,874	198,133	337,981	558,129
End of period	$190,087	$144,874	$455,113	$337,981
Accumulated undistributed (distributions in excess of) net investment income	$(930)	$(11)	$1,120	$3,720

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,485	$413	$(1,327)	$(1,274)
Net realized gain (loss)	18,753	(17,222)	3,884	(94,275)
Change in net unrealized appreciation (depreciation)	203,394	(136,721)	70,658	(12,337)
Change in net assets resulting from operations	227,632	(153,530)	73,215	(107,886)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(686)	—	—	—
Class R2 (a)
From net investment income	(4)	— (b)	—	—
Class R5
From net investment income	(940)	(291)	—	—
Select Class
From net investment income	(2,992)	(670)	—	—
Total distributions to shareholders	(4,622)	(961)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	321,200	71,829	31,608	(17,458)

NET ASSETS:
Change in net assets	544,210	(82,662)	104,823	(125,344)
Beginning of period	1,108,010	1,190,672	320,315	445,659
End of period	$1,652,220	$1,108,010	$425,138	$320,315
Accumulated undistributed (distributions in excess of) net investment income	$834	$(29)	$(1,339)	$(12)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,937	$6,572	$62	$378
Net realized gain (loss)	(17,653)	(74,485)	(163)	(11,306)
Change in net unrealized appreciation (depreciation)	113,233	(92,634)	8,290	(619)
Change in net assets resulting from operations	97,517	(160,547)	8,189	(11,547)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(296)	(1,920)	(4)	— (a)
From net realized gains	—	(9,639)	—	(1)
Class B
From net investment income	(2)	(170)	—	—
From net realized gains	—	(1,143)	—	—
Class C
From net investment income	(8)	(271)	(2)	— (a)
From net realized gains	—	(1,750)	—	— (a)
Class R2 (b)
From net investment income	— (a)	(1)	—	—
From net realized gains	—	(3)	—	—
Class R5
From net investment income	(128)	(252)	—	—
From net realized gains	—	(540)	—	—
Institutional Class
From net investment income	—	—	(118)	(76)
From net realized gains	—	—	—	(104)
Select Class
From net investment income	(551)	(4,086)	(241)	(81)
From net realized gains	—	(17,145)	—	(192)
Ultra
From net investment income	(120)	(377)	—	—
From net realized gains	—	(1,645)	—	—
Total distributions to shareholders	(1,105)	(38,942)	(365)	(454)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(26,819)	(25,929)	(1,137)	(7,202)

NET ASSETS:
Change in net assets	69,593	(225,418)	6,687	(19,203)
Beginning of period	369,454	594,872	30,118	49,321
End of period	$439,047	$369,454	$36,805	$30,118
Accumulated undistributed (distributions in excess of) net investment income	$214	$(618)	$58	$361

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$22,987	$13,600	$—	$—
Cost of shares redeemed	(7,414)	(16,185)	—	—
Change in net assets from Class A capital transactions	$15,573	$(2,585)	$—	$—
Class B
Proceeds from shares issued	$1,870	$7,899	$—	$—
Cost of shares redeemed	(15,781)	(11,493)	—	—
Change in net assets from Class B capital transactions	$(13,911)	$(3,594)	$—	$—
Class C
Proceeds from shares issued	$9,738	$19,776	$—	$—
Cost of shares redeemed	(9,059)	(20,495)	—	—
Change in net assets from Class C capital transactions	$679	$(719)	$—	$—
Select Class
Proceeds from shares issued	$25,486	$24,725	$56,625	$35,040
Dividends and distributions reinvested	—	—	3,093	29,990
Cost of shares redeemed	(8,706)	(12,664)	(23,635)	(100,124)
Change in net assets from Select Class capital transactions	$16,780	$12,061	$36,083	$(35,094)

Total change in net assets from capital transactions	$19,121	$5,163	$36,083	$(35,094)
SHARE TRANSACTIONS:
Class A
Issued	1,780	1,069	—	—
Redeemed	(565)	(1,390)	—	—
Change in Class A Shares	1,215	(321)	—	—
Class B
Issued	161	741	—	—
Redeemed	(1,385)	(1,054)	—	—
Change in Class B Shares	(1,224)	(313)	—	—
Class C
Issued	832	1,838	—	—
Redeemed	(771)	(1,893)	—	—
Change in Class C Shares	61	(55)	—	—
Select Class
Issued	1,832	1,958	2,074	1,445
Reinvested	—	—	109	1,331
Redeemed	(630)	(1,042)	(872)	(3,860)
Change in Select Class Shares	1,202	916	1,311	(1,084)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$118,663	$149,358	$28,557	$48,841
Dividends and distributions reinvested	581	—	—	—
Cost of shares redeemed	(59,048)	(121,285)	(23,613)	(31,939)
Change in net assets from Class A capital transactions	$60,196	$28,073	$4,944	$16,902
Class B
Proceeds from shares issued	$201	$275	$357	$1,322
Cost of shares redeemed	(1,303)	(4,342)	(1,989)	(3,516)
Change in net assets from Class B capital transactions	$(1,102)	$(4,067)	$(1,632)	$(2,194)
Class C
Proceeds from shares issued	$2,908	$3,004	$3,526	$4,486
Cost of shares redeemed	(3,910)	(10,582)	(2,063)	(3,862)
Change in net assets from Class C capital transactions	$(1,002)	$(7,578)	$1,463	$624
Class R2 (a)
Proceeds from shares issued	$4,717	$1,490	$581	$50
Dividends and distributions reinvested	1	— (b)	—	—
Cost of shares redeemed	(3,242)	(73)	(155)	—
Change in net assets from Class R2 capital transactions	$1,476	$1,417	$426	$50
Class R5
Proceeds from shares issued	$113,557	$36,823	$—	$—
Dividends and distributions reinvested	898	291	—	—
Cost of shares redeemed	(13,262)	(15,244)	—	—
Change in net assets from Class R5 capital transactions	$101,193	$21,870	$—	$—
Institutional Class
Proceeds from shares issued	$—	$—	$46,036	$66,502
Cost of shares redeemed	—	—	(12,897)	(35,241)
Change in net assets from Institutional Class capital transactions	$—	$—	$33,139	$31,261
Select Class
Proceeds from shares issued	$269,219	$315,244	$20,018	$30,155
Dividends and distributions reinvested	1,979	422	—	—
Cost of shares redeemed	(110,759)	(283,552)	(26,750)	(94,256)
Change in net assets from Select Class capital transactions	$160,439	$32,114	$(6,732)	$(64,101)

Total change in net assets from capital transactions	$321,200	$71,829	$31,608	$(17,458)

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	4,535	6,627	3,721	7,237
Reinvested	21	—	—	—
Redeemed	(2,255)	(5,621)	(3,073)	(4,904)
Change in Class A Shares	2,301	1,006	648	2,333
Class B
Issued	9	14	57	242
Redeemed	(57)	(232)	(309)	(623)
Change in Class B Shares	(48)	(218)	(252)	(381)
Class C
Issued	130	158	526	745
Reinvested	—	—	—	—
Redeemed	(171)	(559)	(307)	(688)
Change in Class C Shares	(41)	(401)	219	57
Class R2 (a)
Issued	189	65	76	8
Reinvested	— (c)	— (c)	—	—
Redeemed	(120)	(3)	(20)	—
Change in Class R2 Shares	69	62	56	8
Class R5
Issued	4,028	1,543	—	—
Reinvested	30	14	—	—
Redeemed	(461)	(676)	—	—
Change in Class R5 Shares	3,597	881	—	—
Institutional Class
Issued	—	—	5,608	10,062
Redeemed	—	—	(1,603)	(5,441)
Change in Institutional Class Shares	—	—	4,005	4,621
Select Class
Issued	9,745	12,795	2,484	4,540
Reinvested	66	19	—	— (c)
Redeemed	(3,822)	(10,943)	(3,565)	(13,837)
Change in Select Class Shares	5,989	1,871	(1,081)	(9,297)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,094	$72,545	$175	$193
Dividends and distributions reinvested	250	9,738	4	1
Cost of shares redeemed	(26,075)	(67,593)	(84)	(62)
Change in net assets from Class A capital transactions	$6,269	$14,690	$95	$132
Class B
Proceeds from shares issued	$177	$1,690	$—	$—
Dividends and distributions reinvested	2	1,227	—	—
Cost of shares redeemed	(2,233)	(5,205)	—	—
Change in net assets from Class B capital transactions	$(2,054)	$(2,288)	$—	$—
Class C
Proceeds from shares issued	$3,443	$4,188	$126	$92
Dividends and distributions reinvested	6	1,418	2	— (a)
Cost of shares redeemed	(3,012)	(8,379)	(20)	(30)
Change in net assets from Class C capital transactions	$437	$(2,773)	$108	$62
Class R2 (b)
Proceeds from shares issued	$134	$64	$—	$—
Dividends and distributions reinvested	— (a)	3	—	—
Cost of shares redeemed	(26)	— (a)	—	—
Change in net assets from Class R2 capital transactions	$108	$67	$—	$—
Class R5
Proceeds from shares issued	$25,161	$8,208	$—	$—
Dividends and distributions reinvested	65	792	—	—
Cost of shares redeemed	(6,044)	(2,194)	—	—
Change in net assets from Class R5 capital transactions	$19,182	$6,806	$—	$—
Institutional Class
Proceeds from shares issued	$—	$—	$32	$2,979
Dividends and distributions reinvested	—	—	85	72
Cost of shares redeemed	—	—	(142)	(5,966)
Change in net assets from Institutional Class capital transactions	$—	$—	$(25)	$(2,915)
Select Class
Proceeds from shares issued	$15,916	$73,867	$268	$696
Dividends and distributions reinvested	199	10,299	175	216
Cost of shares redeemed	(80,985)	(126,001)	(1,758)	(5,393)
Change in net assets from Select Class capital transactions	$(64,870)	$(41,835)	$(1,315)	$(4,481)
Ultra
Proceeds from shares issued	$20,567	$2,034	$—	$—
Dividends and distributions reinvested	—	188	—	—
Cost of shares redeemed	(6,458)	(2,818)	—	—
Change in net assets from Ultra capital transactions	$14,109	$(596)	$—	$—

Total change in net assets from capital transactions	$(26,819)	$(25,929)	$(1,137)	$(7,202)

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	2,387	5,209	25	29
Reinvested	17	869	— (c)	— (c)
Redeemed	(1,913)	(5,546)	(11)	(8)
Change in Class A Shares	491	532	14	21
Class B
Issued	15	150	—	—
Reinvested	— (c)	124	—	—
Redeemed	(190)	(471)	—	—
Change in Class B Shares	(175)	(197)	—	—
Class C
Issued	289	373	19	14
Reinvested	1	144	— (c)	— (c)
Redeemed	(254)	(751)	(3)	(4)
Change in Class C Shares	36	(234)	16	10
Class R2 (b)
Issued	10	5	—	—
Reinvested	— (c)	— (c)	—	—
Redeemed	(2)	— (c)	—	—
Change in Class R2 Shares	8	5	—	—
Class R5
Issued	1,695	672	—	—
Reinvested	5	69	—	—
Redeemed	(405)	(181)	—	—
Change in Class R5 Shares	1,295	560	—	—
Institutional Class
Issued	—	—	4	615
Reinvested	—	—	11	13
Redeemed	—	—	(20)	(954)
Change in Institutional Class Shares	—	—	(5)	(326)
Select Class
Issued	1,152	6,029	37	116
Reinvested	14	879	22	38
Redeemed	(5,792)	(9,420)	(237)	(881)
Change in Select Class Shares	(4,626)	(2,512)	(178)	(727)
Ultra
Issued	1,371	173	—	—
Reinvested	—	16	—	—
Redeemed	(431)	(243)	—	—
Change in Ultra Shares	940	(54)	—	—

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective November 3, 2008.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$11.89	$(0.07	)(e)	$2.15	$2.08	$—	$13.97
Year Ended June 30, 2009	16.65	(0.11	)(e)	(4.65)	(4.76)	—	11.89
Year Ended June 30, 2008	20.73	(0.19	)(e)	(2.09)	(2.28)	(1.80)	16.65
Year Ended June 30, 2007	19.34	(0.19	)(e)	3.59	3.40	(2.01)	20.73
January 1, 2006 through June 30, 2006 (f)	18.12	(0.09	)(e)	1.31	1.22	—	19.34
Year Ended December 31, 2005	18.46	(0.21	)(e)	1.20	0.99	(1.33)	18.12
Year Ended December 31, 2004	16.81	(0.19	)(e)	1.84	1.65	—	18.46

Class B
Six Months Ended December 31, 2009 (Unaudited)	10.73	(0.09	)(e)	1.92	1.83	—	12.56
Year Ended June 30, 2009	15.12	(0.16	)(e)	(4.23)	(4.39)	—	10.73
Year Ended June 30, 2008	19.09	(0.28	)(e)	(1.89)	(2.17)	(1.80)	15.12
Year Ended June 30, 2007	18.07	(0.29	)(e)	3.32	3.03	(2.01)	19.09
January 1, 2006 through June 30, 2006 (f)	16.97	(0.14	)(e)	1.24	1.10	—	18.07
Year Ended December 31, 2005	17.47	(0.29	)(e)	1.12	0.83	(1.33)	16.97
Year Ended December 31, 2004	16.01	(0.28	)(e)	1.74	1.46	—	17.47

Class C
Six Months Ended December 31, 2009 (Unaudited)	10.71	(0.09	)(e)	1.92	1.83	—	12.54
Year Ended June 30, 2009	15.09	(0.16	)(e)	(4.22)	(4.38)	—	10.71
Year Ended June 30, 2008	19.06	(0.28	)(e)	(1.89)	(2.17)	(1.80)	15.09
Year Ended June 30, 2007	18.04	(0.29	)(e)	3.32	3.03	(2.01)	19.06
January 1, 2006 through June 30, 2006 (f)	16.95	(0.14	)(e)	1.23	1.09	—	18.04
Year Ended December 31, 2005	17.44	(0.30	)(e)	1.14	0.84	(1.33)	16.95
Year Ended December 31, 2004	15.98	(0.28	)(e)	1.74	1.46	—	17.44

Select Class
Six Months Ended December 31, 2009 (Unaudited)	12.50	(0.04	)(e)	2.25	2.21	—	14.71
Year Ended June 30, 2009	17.44	(0.06	)(e)	(4.88)	(4.94)	—	12.50
Year Ended June 30, 2008	21.53	(0.12	)(e)	(2.17)	(2.29)	(1.80)	17.44
Year Ended June 30, 2007	19.95	(0.12	)(e)	3.71	3.59	(2.01)	21.53
January 1, 2006 through June 30, 2006 (f)	18.65	(0.05	)(e)	1.35	1.30	—	19.95
Year Ended December 31, 2005	18.89	(0.14	)(e)	1.23	1.09	(1.33)	18.65
Year Ended December 31, 2004	17.13	(0.13	)(e)	1.89	1.76	—	18.89

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

17.49%	$77,386	1.49%	(1.00)%	1.92%	38%
(28.59)	51,434	1.50	(0.86)	2.16	83
(11.92)	77,384	1.50	(0.99)	1.95	122
18.59	87,347	1.50	(1.00)	2.04	144
6.73	82,529	1.50	(0.94)	1.82	86
5.29	75,940	1.50	(1.16)	1.67	143
9.82	86,000	1.50	(1.14)	1.73	112

17.05	3,458	2.10	(1.60)	2.44	38
(29.03)	16,081	2.10	(1.46)	2.65	83
(12.38)	27,388	2.10	(1.59)	2.44	122
17.81	35,349	2.10	(1.61)	2.53	144
6.48	40,478	2.10	(1.54)	2.32	86
4.66	41,440	2.06	(1.72)	2.15	143
9.12	62,000	2.12	(1.76)	2.23	112

17.09	48,514	2.09	(1.60)	2.42	38
(29.03)	40,775	2.10	(1.46)	2.66	83
(12.40)	58,290	2.10	(1.59)	2.44	122
17.84	72,836	2.10	(1.60)	2.55	144
6.43	54,608	2.10	(1.54)	2.32	86
4.73	43,211	2.06	(1.72)	2.18	143
9.14	34,000	2.12	(1.76)	2.23	112

17.68	60,729	1.09	(0.60)	1.67	38
(28.33)	36,584	1.10	(0.46)	1.92	83
(11.50)	35,071	1.10	(0.60)	1.70	122
19.00	31,603	1.10	(0.60)	1.80	144
6.97	28,212	1.10	(0.54)	1.57	86
5.70	21,753	1.10	(0.77)	1.43	143
10.27	10,000	1.10	(0.74)	1.32	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Six Months Ended December 31, 2009 (Unaudited)	$23.28	$0.05	$5.66		$5.71	$(0.24)	$—	$(0.24)
Year Ended June 30, 2009	35.77	0.27	(10.26	)(e)(f)	(9.99)	(0.14)	(2.36)	(2.50)
Year Ended June 30, 2008	51.34	0.34	(9.43)		(9.09)	(0.27)	(6.21)	(6.48)
Year Ended June 30, 2007	47.21	0.25	7.07		7.32	(0.22)	(2.97)	(3.19)
January 1, 2006 through June 30, 2006 (g)	43.99	0.09	3.13		3.22	—	—	—
Year Ended December 31, 2005	43.46	0.18	1.52		1.70	(0.19)	(0.98)	(1.17)
Year Ended December 31, 2004	44.39	0.09	9.51		9.60	(0.07)	(10.46)	(10.53)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes gains resulting from litigation payments on securities owned in prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(10.30), and the total return would have been (27.78)%.

(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the net and unrealized gains (losses) on investments per share would have been $(10.27), and the total return would have been (27.69)%.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$28.75	24.54%		$455,113	0.80%	0.56%	1.09%	23%
23.28	(27.66	) (e)(f)	337,981	0.80	0.96	1.10	42
35.77	(18.23)		558,129	0.80	0.77	1.07	35
51.34	15.99		1,016,826	0.80	0.49	1.08	37
47.21	7.32		1,105,086	0.80	0.37	1.04	24
43.99	3.90		815,905	0.80	0.39	1.06	37
43.46	22.31		904,000	0.64	0.25	1.12	170

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$23.59	$0.07	(e)	$4.09	$4.16	$(0.04)	$—	$(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(e)	(3.80)	(3.83)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(e)	(3.91)	(3.86)	(0.12)	(1.76)	(1.88)
Year Ended June 30, 2007	28.30	0.13	(e)	6.01	6.14	— (f)	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (g)	26.30	(0.01	)(e)	2.01	2.00	—	—	—
Year Ended December 31, 2005	26.44	(0.08	)(e)	3.36	3.28	—	(3.42)	(3.42)
Year Ended December 31, 2004	24.11	(0.17	)(e)	6.33	6.16	—	(3.83)	(3.83)

Class B
Six Months Ended December 31, 2009 (Unaudited)	20.46	—	(e)(f)	3.54	3.54	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(e)	(3.43)	(3.51)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(e)	5.32	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (g)	23.44	(0.07	)(e)	1.79	1.72	—	—	—
Year Ended December 31, 2005	24.01	(0.20	)(e)	3.05	2.85	—	(3.42)	(3.42)
Year Ended December 31, 2004	22.34	(0.34	)(e)	5.84	5.50	—	(3.83)	(3.83)

Class C
Six Months Ended December 31, 2009 (Unaudited)	20.42	—	(e)(f)	3.54	3.54	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(e)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	)(e)	5.31	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (g)	23.43	(0.06	)(e)	1.77	1.71	—	—	—
February 18, 2005 (h) through December 31, 2005	24.08	(0.14	)(e)	2.91	2.77	—	(3.42)	(3.42)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	23.48	0.02	(e)	4.07	4.09	(0.03)	—	(0.03)
November 3, 2008 (h) through June 30, 2009	20.98	(0.06	)(e)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Six Months Ended December 31, 2009 (Unaudited)	25.60	0.16	(e)	4.41	4.57	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(e)	(4.12)	(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(e)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	(e)	6.45	6.77	(0.12)	(1.28)	(1.40)
May 15, 2006 (h) through June 30, 2006	31.21	0.05	(e)	(0.88)	(0.83)	—	—	—

Select Class
Six Months Ended December 31, 2009 (Unaudited)	25.58	0.12	(e)	4.43	4.55	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(e)	(4.11)	(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(e)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(e)	6.45	6.70	(0.09)	(1.28)	(1.37)
January 1, 2006 through June 30, 2006 (g)	28.17	0.06	(e)	2.15	2.21	—	—	—
Year Ended December 31, 2005	27.96	0.05	(e)	3.58	3.63	—	(3.42)	(3.42)
Year Ended December 31, 2004	25.18	(0.05	)(e)	6.66	6.61	—	(3.83)	(3.83)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$27.71	17.63%	$501,293	1.29%	0.56%	1.38%	14%
23.59	(13.97)	372,525	1.30	(0.13)	1.44	45
27.42	(11.80)	405,375	1.25	0.18	1.40	52
33.16	22.23	522,428	1.15	0.41	1.39	26
28.30	7.60	284,104	1.28	(0.05)	1.36	21
26.30	12.39	209,321	1.35	(0.28)	1.41	70
26.44	26.13	129,000	1.38	(0.66)	1.62	44

24.00	17.30	14,918	1.79	0.03	1.88	14
20.46	(14.39)	13,711	1.80	(0.64)	1.94	45
23.90	(12.21)	21,212	1.75	(0.32)	1.90	52
29.17	21.60	30,769	1.65	(0.10)	1.89	26
25.16	7.34	22,370	1.78	(0.55)	1.86	21
23.44	11.85	17,106	1.87	(0.83)	1.91	70
24.01	25.22	17,000	2.12	(1.43)	2.12	44

23.96	17.34	34,974	1.79	0.04	1.88	14
20.42	(14.42)	30,661	1.80	(0.64)	1.94	45
23.86	(12.21)	45,375	1.75	(0.32)	1.90	52
29.15	21.61	64,603	1.65	(0.07)	1.89	26
25.14	7.30	22,209	1.77	(0.51)	1.86	21
23.43	11.48	10,678	1.85	(0.49)	1.91	70

27.54	17.42	3,599	1.54	0.15	1.63	14
23.48	12.30	1,461	1.55	(0.39)	1.75	45

30.03	17.87	208,968	0.79	1.10	0.93	14
25.60	(13.50)	86,024	0.80	0.38	0.99	45
29.72	(11.35)	73,737	0.76	0.68	0.96	52
35.75	22.84	16,692	0.65	0.95	0.94	26
30.38	(2.66)	4,297	0.65	1.21	0.90	21

30.03	17.80	888,468	0.99	0.84	1.13	14
25.58	(13.69)	603,628	1.00	0.17	1.19	45
29.68	(11.54)	644,973	0.94	0.48	1.15	52
35.71	22.58	875,737	0.85	0.74	1.14	26
30.38	7.85	358,568	0.85	0.38	1.11	21
28.17	12.98	243,437	0.85	0.18	1.14	70
27.96	26.81	211,000	0.85	(0.17)	1.11	44

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain	Net asset value, end of period
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$6.80	$(0.03	)(e)	$1.58		$1.55	$—	$8.35
Year Ended June 30, 2009	8.94	(0.04	)(e)	(2.10	)(f)	(2.14)	—	6.80
Year Ended June 30, 2008	11.98	(0.06	)(e)	(1.28)		(1.34)	(1.70)	8.94
Year Ended June 30, 2007	11.91	(0.07	)(e)	1.93		1.86	(1.79)	11.98
Year Ended June 30, 2006	12.54	(0.08)		2.03		1.95	(2.58)	11.91
Year Ended June 30, 2005	11.73	(0.11)		0.98		0.87	(0.06)	12.54

Class B
Six Months Ended December 31, 2009 (Unaudited)	5.67	(0.05	)(e)	1.33		1.28	—	6.95
Year Ended June 30, 2009	7.52	(0.07	)(e)	(1.78	)(f)	(1.85)	—	5.67
Year Ended June 30, 2008	10.41	(0.11	)(e)	(1.08)		(1.19)	(1.70)	7.52
Year Ended June 30, 2007	10.62	(0.13	)(e)	1.71		1.58	(1.79)	10.41
Year Ended June 30, 2006	11.50	(0.23)		1.93		1.70	(2.58)	10.62
Year Ended June 30, 2005	10.84	(0.23)		0.95		0.72	(0.06)	11.50

Class C
Six Months Ended December 31, 2009 (Unaudited)	5.92	(0.05	)(e)	1.38		1.33	—	7.25
Year Ended June 30, 2009	7.84	(0.07	)(e)	(1.85	)(f)	(1.92)	—	5.92
Year Ended June 30, 2008	10.78	(0.11	)(e)	(1.13)		(1.24)	(1.70)	7.84
Year Ended June 30, 2007	10.94	(0.13	)(e)	1.76		1.63	(1.79)	10.78
Year Ended June 30, 2006	11.77	(0.09)		1.84		1.75	(2.58)	10.94
Year Ended June 30, 2005	11.09	(0.15)		0.89		0.74	(0.06)	11.77

Class R2
Six Months Ended December 31, 2009 (Unaudited)	6.79	(0.04	)(e)	1.58		1.54	—	8.33
November 3, 2008 (h) through June 30, 2009	6.28	(0.03	)(e)	0.54		0.51	—	6.79

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	7.13	(0.02	)(e)	1.67		1.65	—	8.78
Year Ended June 30, 2009	9.36	(0.01	)(e)	(2.22	)(f)	(2.23)	—	7.13
Year Ended June 30, 2008	12.41	(0.02	)(e)	(1.33)		(1.35)	(1.70)	9.36
Year Ended June 30, 2007	12.23	(0.03	)(e)	2.00		1.97	(1.79)	12.41
Year Ended June 30, 2006	12.77	(0.03)		2.07		2.04	(2.58)	12.23
February 18, 2005 (h) through June 30, 2005	12.57	(0.01)		0.21		0.20	—	12.77

Select Class
Six Months Ended December 31, 2009 (Unaudited)	7.08	(0.02	)(e)	1.65		1.63	—	8.71
Year Ended June 30, 2009	9.30	(0.03	)(e)	(2.19	)(f)	(2.22)	—	7.08
Year Ended June 30, 2008	12.37	(0.04	)(e)	(1.33)		(1.37)	(1.70)	9.30
Year Ended June 30, 2007	12.21	(0.05	)(e)	2.00		1.95	(1.79)	12.37
Year Ended June 30, 2006	12.77	(0.07)		2.09		2.02	(2.58)	12.21
Year Ended June 30, 2005	11.91	(0.06)		0.98		0.92	(0.06)	12.77

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

22.79%		$137,546	1.25%	(0.87)%	1.48%	39%
(23.94	) (f)	107,591	1.25	(0.55)	1.58	83
(12.93	) (g)	120,723	1.25	(0.56)	1.39	71
16.90		108,013	1.25	(0.65)	1.36	86
16.96		90,963	1.25	(0.82)	1.39	97
7.40		82,281	1.24	(0.78)	1.36	129

22.57		8,002	1.85	(1.47)	1.98	39
(24.60	) (f)	7,967	1.85	(1.15)	2.06	83
(13.48	) (g)	13,420	1.85	(1.18)	1.89	71
16.26		20,719	1.84	(1.25)	1.86	86
16.25		24,434	1.85	(1.43)	1.89	97
6.62		28,918	1.94	(1.48)	1.96	129

22.47		19,217	1.84	(1.47)	1.98	39
(24.49	) (f)	14,396	1.85	(1.15)	2.07	83
(13.49	) (g)	18,615	1.85	(1.17)	1.89	71
16.25		20,280	1.84	(1.24)	1.86	86
16.31		16,589	1.85	(1.42)	1.89	97
6.65		12,794	1.93	(1.47)	1.95	129

22.68		531	1.49	(1.13)	1.72	39
8.12		54	1.50	(0.72)	1.93	83

23.14		161,524	0.85	(0.47)	1.07	39
(23.82	) (f)	102,695	0.85	(0.15)	1.19	83
(12.53	) (g)	91,439	0.85	(0.15)	0.99	71
17.39		66,811	0.85	(0.25)	0.96	86
17.42		62,362	0.85	(0.42)	0.99	97
1.59		56,395	0.85	(0.37)	1.07	129

23.02		98,318	1.00	(0.62)	1.23	39
(23.87	) (f)	87,612	1.00	(0.31)	1.30	83
(12.74	) (g)	201,462	1.00	(0.34)	1.13	71
17.25		373,174	1.00	(0.40)	1.11	86
17.25		382,257	1.00	(0.58)	1.14	97
7.62		460,265	0.99	(0.53)	1.04	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$11.46	$0.05	(e)	$3.10		$3.15	$(0.03)	$—	$(0.03)
Year Ended June 30, 2009	17.45	0.18	(e)	(4.93	)(f)	(4.75)	(0.21)	(1.03)	(1.24)
Year Ended June 30, 2008	24.56	0.17	(e)	(4.61)		(4.44)	(0.16)	(2.51)	(2.67)
Year Ended June 30, 2007	23.89	0.11	(e)	3.70		3.81	(0.14)	(3.00)	(3.14)
Year Ended June 30, 2006	25.00	0.11	(e)	3.11		3.22	(0.13)	(4.20)	(4.33)
Year Ended June 30, 2005	24.38	0.13		2.78		2.91	(0.11)	(2.18)	(2.29)
Class B
Six Months Ended December 31, 2009 (Unaudited)	10.17	0.01	(e)	2.75		2.76	— (h)	—	— (h)
Year Ended June 30, 2009	15.72	0.09	(e)	(4.45	)(f)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(e)	(4.18)		(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(e)	3.40		3.37	(0.03)	(3.00)	(3.03)
Year Ended June 30, 2006	23.49	(0.04	)(e)	2.90		2.86	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.11	(0.09)		2.68		2.59	(0.03)	(2.18)	(2.21)
Class C
Six Months Ended December 31, 2009 (Unaudited)	10.10	0.01	(e)	2.72		2.73	— (h)	—	— (h)
Year Ended June 30, 2009	15.61	0.09	(e)	(4.41	)(f)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(e)	(4.16)		(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(e)	3.39		3.36	(0.04)	(3.00)	(3.04)
Year Ended June 30, 2006	23.39	(0.04	)(e)	2.89		2.85	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.02	(0.08)		2.66		2.58	(0.03)	(2.18)	(2.21)
Class R2
Six Months Ended December 31, 2009 (Unaudited)	11.45	0.06	(e)	3.07		3.13	(0.02)	—	(0.02)
November 3, 2008 (i) through June 30, 2009	13.84	0.10	(e)	(1.29)		(1.19)	(0.17)	(1.03)	(1.20)
Class R5
Six Months Ended December 31, 2009 (Unaudited)	11.94	0.09	(e)	3.21		3.30	(0.05)	—	(0.05)
Year Ended June 30, 2009	18.08	0.22	(e)	(5.09	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(e)	(4.75)		(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	(e)	3.80		4.00	(0.22)	(3.00)	(3.22)
May 15, 2006 (i) through June 30, 2006	24.98	0.08	(e)	(0.46)		(0.38)	(0.06)	—	(0.06)
Select Class
Six Months Ended December 31, 2009 (Unaudited)	11.94	0.07	(e)	3.23		3.30	(0.04)	—	(0.04)
Year Ended June 30, 2009	18.09	0.22	(e)	(5.11	)(f)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(e)	(4.75)		(4.53)	(0.20)	(2.51)	(2.71)
Year Ended June 30, 2007	24.55	0.18	(e)	3.79		3.97	(0.19)	(3.00)	(3.19)
Year Ended June 30, 2006	25.57	0.17	(e)	3.20		3.37	(0.19)	(4.20)	(4.39)
Year Ended June 30, 2005	24.87	0.21		2.83		3.04	(0.16)	(2.18)	(2.34)
Ultra
Six Months Ended December 31, 2009 (Unaudited)	11.95	0.09	(e)	3.21		3.30	(0.05)	—	(0.05)
Year Ended June 30, 2009	18.09	0.24	(e)	(5.11	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(e)	(4.76)		(4.51)	(0.23)	(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(e)	3.81		4.02	(0.23)	(3.00)	(3.23)
Year Ended June 30, 2006	25.57	0.21	(e)	3.19		3.40	(0.22)	(4.20)	(4.42)
February 22, 2005 (i) through June 30, 2005	24.63	0.12		0.92		1.04	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$14.58	27.49%		$145,046	1.25%	0.82%	1.51%	23%
11.46	(26.91	) (f)	108,414	1.25	1.42	1.55	33
17.45	(18.44	) (g)	155,745	1.25	0.82	1.41	35
24.56	16.73		208,767	1.24	0.47	1.35	38
23.89	14.07		164,506	1.25	0.43	1.36	45
25.00	12.20		149,283	1.25	0.53	1.37	57

12.93	27.17		11,216	1.85	0.18	2.01	23
10.17	(27.42	) (f)	10,614	1.86	0.79	2.04	33
15.72	(18.93	) (g)	19,488	1.87	0.18	1.91	35
22.47	16.02		33,326	1.84	(0.14)	1.85	38
22.13	13.36		34,158	1.85	(0.18)	1.86	45
23.49	11.42		34,648	1.94	(0.17)	1.96	57

12.83	27.07		22,563	1.85	0.21	2.01	23
10.10	(27.34	) (f)	17,402	1.86	0.79	2.04	33
15.61	(18.95	) (g)	30,533	1.87	0.18	1.91	35
22.34	16.03		53,186	1.84	(0.13)	1.85	38
22.02	13.38		47,012	1.85	(0.18)	1.86	45
23.39	11.42		44,749	1.92	(0.17)	1.95	57

14.56	27.34		191	1.49	0.83	1.76	23
11.45	(8.17)		59	1.50	1.34	1.91	33

15.19	27.67		36,639	0.91	1.21	1.06	23
11.94	(26.63	) (f)	13,342	0.91	1.74	1.14	33
18.08	(18.17	) (g)	10,077	0.91	1.17	0.96	35
25.32	17.10		11,270	0.89	0.81	0.91	38
24.54	(1.51)		3,087	0.91	2.71	0.91	45

15.20	27.68		186,039	1.00	1.04	1.26	23
11.94	(26.72	) (f)	201,486	1.00	1.64	1.30	33
18.09	(18.24	) (g)	350,596	1.00	1.05	1.16	35
25.33	16.98		592,724	0.99	0.71	1.10	38
24.55	14.37		587,203	1.00	0.68	1.11	45
25.57	12.50		611,925	0.98	0.75	1.02	57

15.20	27.67		37,353	0.86	1.25	1.01	23
11.95	(26.59	) (f)	18,137	0.86	1.80	1.05	33
18.09	(18.16	) (g)	28,433	0.86	1.21	0.91	35
25.34	17.19		59,684	0.84	0.86	0.85	38
24.55	14.52		58,933	0.85	0.83	0.85	45
25.57	4.21		33,520	0.82	1.30	0.86	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$6.17	$—	(e)(k)	$1.68(k)		$1.68	$(0.07)	$—	$(0.07)
Year Ended June 30, 2009	8.37	0.05	(f)	(2.17	)(g)	(2.12)	(0.02)	(0.06)	(0.08)
November 1, 2007 (h) through June 30, 2008	9.73	0.03	(f)	(1.14)		(1.11)	(0.08)	(0.17)	(0.25)

Class C
Six Months Ended December 31, 2009 (Unaudited)	6.14	—	(e)(k)	1.66	(k)	1.66	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(f)	(2.16	)(g)	(2.14)	— (e)	(0.06)	(0.06)
November 1, 2007 (h) through June 30, 2008	9.73	—	(e)(f)	(1.14)		(1.14)	(0.08)	(0.17)	(0.25)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	6.20	0.02	(k)	1.68	(k)	1.70	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(f)	(2.16	)(g)	(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(f)	(2.32)		(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(f)	2.01		2.08	(0.09)	(1.87)	(1.96)
January 1, 2006 through June 30, 2006 (j)	12.93	0.01		0.96		0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(f)	0.56		0.61	(0.03)	(1.42)	(1.45)
Year Ended December 31, 2004	13.88	—	(e)(f)	1.89		1.89	—	(2.00)	(2.00)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	6.22	0.01	(k)	1.69	(k)	1.70	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(f)	(2.17	)(g)	(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(f)	(2.33)		(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(f)	2.02		2.06	(0.05)	(1.87)	(1.92)
January 1, 2006 through June 30, 2006 (j)	12.94	0.01		0.94		0.95	—	—	—
Year Ended December 31, 2005	13.78	0.02	(f)	0.57		0.59	(0.01)	(1.42)	(1.43)
Year Ended December 31, 2004	13.90	(0.03	)(f)	1.91		1.88	—	(2.00)	(2.00)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Amount rounds to less than $0.01.

(f)	Calculated based upon average shares outstanding.

(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(2.24), $(2.23), $(2.24) and $(2.25), and the total returns would have been (26.15)%, (26.47)%, (25.81)% and (25.88)%, for Class A, Class C, Institutional Class and Select Class Shares, respectively.

(h)	Commencement of offering of class of shares.

(i)	Includes interest expense of 0.01%.

(j)	The Fund changed its fiscal year end from December 31 to June 30.

(k)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.66, $1.64, $1.66 and $1.67 and the total returns would have been 26.99%, 26.65%, 27.13% and 26.96% for Class A, Class C, Institutional Class and Select Class Shares, respectively. The impact on the net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01, respectively for Class A, Class C, Institutional Class and Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.78	27.31	%(k)	$412	1.26%		0.07%	1.77%	24%
6.17	(25.30	) (g)	240	1.26		0.75	1.70	52
8.37	(11.51)		149	1.26		0.56	1.62	130

7.72	26.98	(k)	240	1.76		(0.41)	2.27	24
6.14	(25.62	) (g)	94	1.76		0.27	2.20	52
8.34	(11.82)		45	1.75		0.03	2.18	130

7.82	27.46	(k)	11,429	0.83		0.49	1.37	24
6.20	(24.84	) (g)	9,086	0.83		1.17	1.30	52
8.39	(19.41)		15,035	0.84	(i)	0.78	1.18	130
14.02	16.06		40,769	0.83		0.49	0.99	46
13.90	7.50		54,551	0.83		0.37	1.02	22
12.93	4.34		46,690	0.83		0.39	0.98	32
13.77	13.82		92,000	0.83		—	0.97	129

7.84	27.28	(k)	24,724	1.01		0.31	1.52	24
6.22	(24.92	) (g)	20,698	1.01		1.00	1.44	52
8.40	(19.62)		34,092	1.02	(i)	0.59	1.33	130
14.03	15.87		81,115	1.01		0.31	1.14	46
13.89	7.34		95,318	1.01		0.18	1.17	22
12.94	4.18		102,003	1.01		0.18	1.14	32
13.78	13.73		119,000	1.01		(0.18)	1.15	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Class Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Ultra	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Institutional Class, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service

76   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

Dynamic Small Cap Growth Fund #	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities	$249,781	$—	$—	$249,781

Small Cap Core Fund ##	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities	$470,236	$1,007	$—	$471,243

Appreciation in Other Financial Instruments
Futures Contracts	$572	$—	$—	$572

Small Cap Equity Fund #	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities	$1,713,392	$—	$—	$1,713,392

Small Cap Growth Fund ###	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities	$471,317	$6,939	$—	$478,256

Small Cap Value Fund ####	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities	$465,405	$11,613	$—	$477,018
Appreciation in Other Financial Instruments
Futures Contracts	$279	$—	$—	$279

U.S. Small Company Fund ##	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities	$46,134	$111	$—	$46,245
Appreciation in Other Financial Instruments
Futures Contracts	$43	$—	$—	$43

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

###	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of corporate notes that are held as investments of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.

####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a Right, U.S. Treasury Note that is held for futures collateral and corporate notes that are held as investments of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

B.  Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of December 31, 2009 for Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund, which are disclosed in the accompanying Schedules of Portfolio Investments, are indicative of the volume of the Funds’ futures contracts activities over the reporting period.

C.  Securities Lending — Each Fund may lend securities to brokers, approved by its advisor, in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for Dynamic Small Cap Growth Fund and U.S. Small Company Fund. J.P. Morgan Chase Bank, N.A. (“JPMCB”) serves as lending agent for Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund. Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$47
Small Cap Core Fund	25
Small Cap Equity Fund	95
Small Cap Growth Fund	18
Small Cap Value Fund	11
U.S. Small Company Fund	9

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned non-U.S. securities, plus accrued interest. Although JPMCB has agreed to maintain collateral from borrowers equal to at least 102% and 105% of the value of loaned U.S. and international securities, respectively; due to market volatility coupled with provisions in the Securities Lending Agreement, collateral amounts may fall below these levels. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

78   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At December 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

	Value of Loaned Securities	Cash Collateral Posted by Borrower	Unrealized (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
Dynamic Small Cap Growth Fund	$58,911	$61,142	$—	$61,142
Small Cap Core Fund	15,925	16,513	—	16,513
Small Cap Equity Fund	68,552	71,246	—	71,246
Small Cap Growth Fund	46,799	48,775	(61)	48,714
Small Cap Value Fund	40,208	42,093	(96)	41,997
U.S. Small Company Fund	9,065	9,469	—	9,469

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the advisors do not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

The Funds invest cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisors of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Dynamic Small Cap Growth Fund	$18
Small Cap Core Fund	6
Small Cap Equity Fund	23
Small Cap Growth Fund	5
Small Cap Value Fund	4
U.S. Small Company Fund	3

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

JPMCB is entitled to lending agent fees, in accordance with the securities lending agreement, equal to 0.03% and 0.09% of the average dollar value of loans outstanding during the month of U.S. and non-U.S. securities, respectively.

The Funds incurred lending agent fees to JPMCB as follows for the six months ended December 31, 2009 (amounts in thousands):

Small Cap Core Fund	$2
Small Cap Equity Fund	9
Small Cap Growth Fund	5
Small Cap Value Fund	7

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for Small Cap Value Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund and U.S. Small Company Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, together with JPMIM each an “Advisor” and collectively the “Advisors”) acts as the investment advisor to the Small Cap Growth Fund and Small Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Small Cap Growth Fund and Small Cap Value Fund, assuming all rights and responsibilities of JPMIA with respect to the Small Cap Growth Fund and Small Cap Value Fund. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Small Cap Growth Fund and Small Cap Value Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2009, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

80   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$2		$1
Small Cap Equity Fund	4		7
Small Cap Growth Fund	16		9
Small Cap Value Fund	36		8
U.S. Small Company Fund	—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class	Ultra
Dynamic Small Cap Growth Fund	1.50%	2.12%	2.12%	n/a	n/a	n/a	1.10%	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	1.00	n/a
Small Cap Equity Fund	1.38	2.12	2.12	1.63%	0.80%	n/a	1.00	n/a
Small Cap Growth Fund	1.25	1.87	1.87	1.50	n/a	0.85%	1.00	n/a

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class	Ultra
Small Cap Value Fund	1.25%	2.00%	2.00%	1.50%	0.91%	n/a	1.00%	0.86%
U.S. Small Company Fund	1.26	n/a	1.76	n/a	n/a	0.83%	1.01	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2009. The expense limitation percentages in the table above are in place until at least October 31, 2010.

For the six months ended December 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$237	$27	$90	$354
Small Cap Core Fund	—	—	187	187
Small Cap Equity Fund	379	3	237	619
Small Cap Growth Fund	109	125	174	408
Small Cap Value Fund	246	50	182	478
U.S. Small Company Fund	73	4	14	91

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$1	$5	$—	$6
Small Cap Core Fund	75	11	321	407
Small Cap Equity Fund	181	2	—	183
Small Cap Growth Fund	—	3	—	3
Small Cap Value Fund	18	4	—	22

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2009 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$3
Small Cap Core Fund	6
Small Cap Equity Fund	52
Small Cap Growth Fund	6
Small Cap Value Fund	6
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

82   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

The Funds may use related party broker/dealers. For the six months ended December 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$75,230	$60,041	$—	$—
Small Cap Core Fund	118,688	90,115	909	1,505
Small Cap Equity Fund	481,934	186,998	—	—
Small Cap Growth Fund	167,887	140,775	—	—
Small Cap Value Fund	90,879	117,400	1,146	276
U.S. Small Company Fund	7,969	8,916	86	15

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$217,879	$37,667	$5,765	$31,902
Small Cap Core Fund	453,133	76,094	57,984	18,110
Small Cap Equity Fund	1,551,674	283,623	121,905	161,718
Small Cap Growth Fund	407,480	88,900	18,124	70,776
Small Cap Value Fund	489,249	68,652	80,883	(12,231)
U.S. Small Company Fund	43,265	6,865	3,885	2,980

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2009. Average borrowings from the Facility for the six months ended December 31, 2009, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Small Cap Value Fund	$14,740	1	$	— (a)

(a)	Amount rounds to less than $1,000.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisors have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Small Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund. In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate approximately 15.5%, of the net assets of Small Cap Value Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of the funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to the Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 22, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

84   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,174.90	$8.17	1.49%
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class B
Actual	1,000.00	1,170.50	11.49	2.10
Hypothetical	1,000.00	1,014.62	10.66	2.10
Class C
Actual	1,000.00	1,170.90	11.44	2.09
Hypothetical	1,000.00	1,014.67	10.61	2.09
Select Class
Actual	1,000.00	1,176.80	5.98	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09

Small Cap Core Fund
Select Class
Actual	1,000.00	1,255.40	4.55	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   85

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Small Cap Equity Fund
Class A
Actual	$1,000.00	$1,176.30	$7.08	1.29%
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class B
Actual	1,000.00	1,173.00	9.80	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class C
Actual	1,000.00	1,173.40	9.81	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class R2
Actual	1,000.00	1,174.20	8.44	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R5
Actual	1,000.00	1,178.70	4.34	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,178.00	5.43	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,227.90	7.02	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,225.70	10.38	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,224.70	10.32	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class R2
Actual	1,000.00	1,226.80	8.36	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Institutional Class
Actual	1,000.00	1,231.40	4.78	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,230.20	5.62	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

86   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio

Small Cap Value Fund
Class A
Actual	$1,000.00	$1,274.90	$7.17	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,271.70	10.59	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,270.70	10.59	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class R2
Actual	1,000.00	1,273.40	8.54	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,276.70	5.22	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91
Select Class
Actual	1,000.00	1,276.80	5.74	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Ultra
Actual	1,000.00	1,276.70	4.94	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86

U.S. Small Company Fund
Class A
Actual	1,000.00	1,273.10	7.22	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
Class C
Actual	1,000.00	1,269.80	10.07	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Institutional Class
Actual	1,000.00	1,274.60	4.76	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Select Class
Actual	1,000.00	1,272.80	5.79	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-today management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The

88   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance was in the fourth, second and third quintiles for Class A shares and in the fourth, second and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with the members of the Equity Subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Core Fund’s performance was in the second, third and third quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance.

The Trustees noted that the Small Cap Equity Fund’s performance was in the first quintile for Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance was in the third, second and first quintiles for Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Value Fund’s performance was in the second, second and third quintiles for Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance was in the third quintile for Class A shares for the one-year period ended December 31, 2008 and in the second, fourth and fourth quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third and second quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for the Select Class shares were in the second and first quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

90   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2009

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for the Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

DECEMBER 31, 2009        J.P. MORGAN SMALL CAP FUNDS   91

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	SAN-SC-1209

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

Six months ended December 31, 2009 (Unaudited)

JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Growth Advantage Fund	2
JPMorgan Mid Cap Equity Fund	4
JPMorgan Mid Cap Growth Fund	7
JPMorgan Mid Cap Value Fund	10
JPMorgan Multi-Cap Market Neutral Fund	13
JPMorgan Value Advantage Fund	16
Schedules of Portfolio Investments	19
Financial Statements	50
Financial Highlights	66
Notes to Financial Statements	78
Schedule of Shareholder Expenses	89
Board Approval of Investment Advisory Agreements	92

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

We’ve certainly come a long way from the negative and confusing environment that we faced earlier this year, when the global financial system was in the midst of an unprecedented crisis, stock markets worldwide were crashing, and the U.S. economy was in the midst of its worst recession since World War II. In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets continue to rally

A strong second quarter stock market rally helped propel the equity markets out of negative territory for the year. This rally continued throughout the second half of the year. The Standard & Poor’s 500 Index returned 22.6% for the 6-month period ended December 31, 2009.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts for the 6-month period (27.8%, according to the Russell Midcap Index, compared to 23.1% and 23.9%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Among large cap stocks, growth and value fared similarly; the Russell 1000 Growth Index returned 23.0% for the 6-month period, compared to 23.2% for the Russell 1000 Value Index. In the mid and small cap sectors, value companies performed ahead of growth, with the Russell Midcap Value returning 30.1% and the Midcap Growth returning 25.5% for the period. In the small cap segment, the Russell 2000 Value Index returned 27.2%, while the Russell 2000 Growth Index returned 20.8%.

Overseas stocks, particularly emerging markets, overcame a rough start to the year to turn in an equally impressive comeback over the six-month period. The MSCI Emerging Markets Index returned 31.4% (gross) for the period, while the MSCI EAFE Index returned 22.2% (gross) for the same period.

Investors continue to seek higher risk, higher yields

Investors continued to flee to mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 4.0% for the 6-month period. Meanwhile, the Barclays Capital High Yield Index returned 21.3% for the six-month period, and the Barclays Capital Emerging Markets Index returned 14.0%. Yields on longer term Treasuries continued to climb. Yields on the benchmark 10-year Treasury jumped from 3.5% six months ago to 3.9% as of the end of this reporting period. Yields on the 30-year benchmark were 4.6%, compared to 4.3% six months ago, and yields on the two-year note remained unchanged at 1.1%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving, whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$786,410
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth,* returned 22.45%** (Class A Shares, no sales charge) for the six months ended December 31, 2009, compared to the 22.85% return for the Russell 3000 Growth Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter — its first increase since the second quarter of 2008. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The market recovery provided investors with solid returns during the period, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. Because of the Fund’s momentum bias and quality bias — both of which were facing headwinds during much of the last six months — the Fund slightly underperformed against the Index.

In terms of sectors, healthcare, utilities and producer durables were the biggest detractors to Fund performance. Among specific stocks that detracted was Leap Wireless International, Inc. The company, which operates wireless networks through a subsidiary, Cricket Communications, was negatively impacted by growing competition within the pre-paid wireless market. Illumina Inc., a biotechnology firm that designs and develops analytical tools for use in genetic research, was hurt by delays related to the disbursement of funds from the federal government’s economic stimulus plan, a slowdown in basic research and weaker sales due to manufacturing problems.

On the positive side, stock selection in the consumer discretionary, energy and technology sectors positively contributed to performance. One consumer discretionary company that benefited results was the clothing retailer J. Crew Group. The company posted improving profit margins, driven by a good product mix and better inventory management. Concho Resources Inc., which produces oil and natural gas, benefited from strong oil prices while a weak U.S. natural gas price lowered their service costs.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund utilized a bottom-up approach to construct the Fund’s portfolio, basing stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process was designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. The Fund, which can invest in small, mid and large cap stocks, is now finding more attractive companies in the large cap arena, on both a valuation and fundamental basis, particularly in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apple, Inc.	4.4%
2.	Microsoft Corp.	4.4
3.	Google, Inc., Class A	4.3
4.	Cisco Systems, Inc.	2.6
5.	Merck & Co., Inc.	2.6
6.	UnitedHealth Group, Inc.	2.4
7.	Hewlett-Packard Co.	2.3
8.	Coca-Cola Co. (The)	1.9
9.	MasterCard, Inc., Class A	1.9
10.	Amdocs Ltd., (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	37.0%
Consumer Discretionary	17.8
Health Care	14.8
Industrials	10.6
Financials	8.4
Energy	5.1
Consumer Staples	3.9
Materials	1.6
Short-Term Investment	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		22.45%	36.62%	4.64%	(6.35)%
With Sales Charge*		15.94	29.50	3.51	(6.85)
CLASS B SHARES	10/29/99
Without CDSC		22.14	35.69	3.97	(6.87)
With CDSC**		17.14	30.69	3.62	(6.87)
CLASS C SHARES	5/1/06
Without CDSC		22.10	35.89	4.00	(6.96)
With CDSC***		21.10	34.89	4.00	(6.96)
CLASS R5 SHARES	1/8/09	22.77	37.10	4.87	(6.24)
SELECT CLASS SHARES	5/1/06	22.60	36.91	4.84	(6.26)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before March 23, 2001 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to December 3, 2001. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to June 30, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$347,212
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth,* returned 24.88%** (Select Class Shares) for the six months ended December 31, 2009. This compares to the 27.76% return for the Russell Midcap Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter of 2009 — its first increase since the second quarter of 2008.

For the six-month period, U.S. mid-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

Although the Fund generated a strong absolute return during the reporting period, it lagged the Index. This was partially the result of stock selection in the financials and materials sectors, which more than offset the positive impact from stock selection in the utilities and consumer discretionary sectors.

In terms of individual stocks, the Fund’s position in regional bank, Synovus Financial Corp., was a detractor from performance. It generated poor results given larger than expected credit losses in its construction loan portfolio. As a result, we subsequently eliminated the stock from the portfolio. Another detractor from performance was the Fund’s lack of exposure to a number of highly cyclical materials companies that generated strong performance during the reporting period. For example, the Fund did not own International Paper Co., a stock that rallied sharply during the period in anticipation of a global economic rebound. The Fund’s position in wireless telephone service company Leap Wireless International, Inc. also hurt results. The company reported disappointing earnings during the period due to the rising costs associated with acquiring new subscribers and increased competition from pre-paid wireless providers. We sold the stock given our deteriorating earnings outlook for the company.

Examples of stocks that positively contributed to the Fund’s results were Energen Corp., Nordstrom, Inc. and Precision Castparts Corp. Energen is a natural gas exploration and production company. It also has a natural gas utility business, servicing customers in Alabama. Given the strong demand for natural gas, the company was able to boost its production levels. In addition, despite the challenging economic environment, Energen continued to generate a steady stream of cash flows from its utility. Upscale fashion retailer Nordstom’s shares rebounded during the period as it experienced increased consumer traffic in its stores, improving sales trends and rising margins. In addition, we believe the company did a good job at managing its expenses. Industrial company Precision Castparts is a manufacturer of complex metal components that are typically used in the aerospace and power generation industries. We feel its share price rose given expectations for higher demand for its products.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth while also looking to identify undervalued mid cap companies with the potential to grow their intrinsic value per share.

4   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Precision Castparts Corp.	1.4%
2.	Amphenol Corp., Class A	1.4
3.	Tyco Electronics Ltd. (Switzerland)	1.1
4.	Amdocs Ltd. (United Kingdom)	1.1
5.	Roper Industries, Inc.	1.0
6.	Cognizant Technology Solutions Corp., Class A	1.0
7.	T. Rowe Price Group, Inc.	1.0
8.	Old Republic International Corp.	0.9
9.	Cincinnati Financial Corp.	0.9
10.	Williams Cos., Inc. (The)	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	18.9%
Financials	16.8
Information Technology	16.7
Industrials	13.0
Health Care	9.6
Utilities	6.5
Energy	5.7
Materials	4.1
Consumer Staples	3.6
Telecommunication Services	1.9
Short-Term Investment	3.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		24.81%	34.10%	2.54%	5.50%
With Sales Charge*		18.27	27.04	1.44	4.93
CLASS C SHARES	11/2/09
Without CDSC		24.69	33.97	2.52	5.49
With CDSC**		23.69	32.97	2.52	5.49
SELECT CLASS SHARES	1/1/97	24.88	34.18	2.55	5.51

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date were based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Mid-Cap Core Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$1,396,528
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Mid Cap Growth Fund, which seeks growth of capital and secondarily, current income by investing primarily in equity securities,* returned 25.82%** (Select Class Shares) for the six months ended December 31, 2009, compared to the 25.45% return for the Russell Midcap Growth Index (the “Index”) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter — its first increase since the second quarter of 2008. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The market recovery provided investors with solid returns during the period, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930’s. The Fund was able to slightly outperform the Index, due to favorable stock selection as the low quality rally, which dominated the year, abated in the fourth quarter.

Among the sectors that contributed to performance were consumer discretionary and materials and processing. A specific example of a company that contributed to the Fund’s performance was Marvell Technology Group Ltd., a semiconductor company. Marvell Technology Group Ltd. benefited from strong demand for its controller chips used in storage devices. It also improved its product mix and embarked on a successful cost-cutting campaign. Another meaningful contributor was Amdocs Ltd., a provider of software services for the communications, media and entertainment industries. Shares of Amdocs moved higher as it experienced stabilization in its discretionary business, combined with strong recurring revenues.

Sectors that detracted from the Fund’s performance during the six-month period included healthcare and financial services. Among specific stocks that detracted from the Fund’s performance was Leap Wireless International, Inc. The company, which operates wireless networks through a subsidiary, Cricket Communications, was negatively impacted by growing competition within the pre-paid wireless market. Illumina Inc., a biotechnology firm that designs and develops analytical tools for use in genetic research, was hurt by delays related to the disbursement of funds from the federal government’s economic stimulus plan, a slowdown in basic research and weaker sales due to manufacturing problems.

Q:	HOW WAS THE PORTFOLIO MANAGED?
A:	The Fund employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis. We attempted to maintain sector diversification in the Fund by avoiding large allocations that were contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amdocs Ltd. (United Kingdom)	2.3%
2.	Cognizant Technology Solutions Corp., Class A	1.9
3.	Marvell Technology Group Ltd. (Bermuda)	1.8
4.	UnitedHealth Group, Inc.	1.7
5.	Amphenol Corp., Class A	1.6
6.	Precision Castparts Corp.	1.5
7.	NetApp, Inc.	1.4
8.	Southwestern Energy Co.	1.3
9.	Express Scripts, Inc.	1.3
10.	Equinix, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	27.4%
Consumer Discretionary	19.8
Industrials	17.9
Health Care	13.6
Financials	9.9
Energy	5.7
Materials	2.3
Consumer Staples	1.2
Telecommunication Services	1.0
Short-Term Investment	1.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		25.68%	42.93%	2.83%	2.06%
With Sales Charge*		19.06	35.38	1.73	1.51
CLASS B SHARES	1/14/94
Without CDSC		25.28	42.05	2.19	1.48
With CDSC**		20.28	37.05	1.82	1.48
CLASS C SHARES	11/4/97
Without CDSC		25.28	42.03	2.19	1.36
With CDSC***		24.28	41.03	2.19	1.36
CLASS R2 SHARES	6/19/09	25.48	42.57	2.66	1.87
SELECT CLASS SHARES	3/2/89	25.82	43.24	3.09	2.32

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$5,187,545
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation,* returned 24.94%** (Institutional Class Shares) for the six months ended December 31, 2009. This compares to the 30.05% return for the Russell Midcap Value Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter of 2009 — its first increase since the second quarter of 2008.

For the six-month period, U.S. mid-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

Although the Fund generated a strong absolute return during the reporting period, it lagged its benchmark. This was partially the result of stock selection in the financials and materials sectors, which more than offset the positive impact from stock selection in the utilities and information technology sectors.

In terms of individual stocks, the Fund’s position in regional bank, Synovus Financial Corp., was a detractor from performance. It generated poor results, given larger than expected credit losses in its construction loan portfolio. As a result, we eliminated the stock from the portfolio during the reporting period. Another detractor was the Fund’s lack of exposure to a number of highly cyclical materials companies which generated strong performance during the reporting period. For example, the Fund did not own International Paper Co., a stock that rallied sharply during the period in anticipation of a global economic rebound. The Fund’s overweight position in Burger King Holdings, Inc. was also a detriment to performance. Its stock lagged the Index as it experienced same-store sales declines and continues to lose market share to McDonald’s. We felt prudent to remove the stock from the portfolio and use proceeds to invest in higher conviction names.

An example of a stock that positively contributed to the Fund’s results included an overweight position in CMS Energy Corp., an electric utility headquartered in Michigan. The company benefited from the restructuring it has instituted in recent years, which included the sale of most of its unregulated assets. The company now more closely resembles a regulated utility resulting in increased earnings visibility. This has resulted in the consistent generation of free cash flow, which allowed CMS Energy to increase its dividend in early 2009. In addition, CMS Energy has increased its capital investments in renewable forms of energy, such as wind and solar.

Another meaningful contributor to the Fund’s performance was its position in Amphenol Corp. The company manufactures electrical, electronic and fiber optic connectors, coaxial and flat-ribbon cable. With the economy rebounding, we believe its share price moved higher given expectations for stronger demand for its products from its diversified customer base. These include mobile communications, automotive, aerospace and medical-related companies. Elsewhere, in the healthcare sectors, Lincare Holdings, Inc. was strong performer for the Fund. Among its services, Lincare provides respiratory care to patients in their home. While concerns exist that healthcare reform may lead to significant Medicare cuts for respiratory services, Lincare stands to gain market share as marginal players exit the business.

Q:	HOW WAS THE FUND MANAGED?

A:	The cornerstone of our investment philosophy is the belief that companies possessing the ability to consistently generate free cash flow and effectively allocate capital to generate growth in value per share will maximize the probability of providing consistent returns for the Fund and lower levels of volatility over the long term. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our purpose is to discover those companies offering the greatest potential against their current market value. Many companies may be considered cheap, and our research process helps us eliminate those that do not possess the characteristics of a sound, long-term business and identify those we believe are underrated or overlooked by the market.

10   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Old Republic International Corp.	1.9%
2.	Cincinnati Financial Corp.	1.9
3.	Williams Cos., Inc. (The)	1.9
4.	American Electric Power Co., Inc.	1.8
5.	Republic Services, Inc.	1.8
6.	M&T Bank Corp.	1.7
7.	Safeway, Inc.	1.7
8.	Energen Corp.	1.7
9.	Becton, Dickinson & Co.	1.7
10.	Lincare Holdings, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.5%
Consumer Discretionary	18.4
Utilities	13.2
Industrials	8.4
Information Technology	6.5
Consumer Staples	6.1
Materials	6.0
Health Care	5.9
Energy	5.9
Telecommunication Services	2.9
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		24.54%	26.05%	1.83%	10.05%
With Sales Charge*		18.03	19.44	0.74	9.46
CLASS B SHARES	4/30/01
Without CDSC		24.31	25.49	1.32	9.53
With CDSC**		19.31	20.49	0.94	9.53
CLASS C SHARES	4/30/01
Without CDSC		24.23	25.46	1.32	9.52
With CDSC***		23.23	24.46	1.32	9.52
CLASS R2 SHARES	11/3/08	24.37	25.75	1.77	10.02
INSTITUTIONAL CLASS SHARES	11/13/97	24.94	26.75	2.34	10.54
SELECT CLASS SHARES	10/31/01	24.67	26.33	2.08	10.31

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception dates are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares from April 30, 2001 to December 31, 2008 and Institutional Class Shares prior to April 30, 2001. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. The Fund’s Lipper Index changed to the Lipper Mid-Cap Core Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$638,097
Primary Benchmark	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”), which seeks long-term capital preservation and growth by using strategies designed to produce returns that have no correlation with general domestic market performance,* returned –1.56%**(Select Class Shares) for the six months ended December 31, 2009. This compares to the 0.11% return for the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund underperformed the Index during the reporting period. Stock selection remained the primary source of returns for the Fund, as we continued to neutralize macro and sector influences on performance. The overall stock-selection process uses a quantitative, bottom-up approach, which looks at stocks from a valuation standpoint (how a stock is priced relative to its intrinsic value) and from a fundamentals standpoint (how healthy a company’s short- term operating trends are judged to be). This quantitative investment environment proved to be difficult over the six-month period. However, we believe that over the long-term, such an approach can help diversify a client’s overall investment portfolio.

The Fund, which attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks considered to be attractive and ‘short selling’ stocks considered to be unattractive, categorizes its universe of stocks into five so-called “supersectors” and twenty sectors within the supersectors. Of the Fund’s five supersector categories, healthcare and financials produced positive returns during the six-month period, contributing the most to performance. However, their contribution was negated by the performance of industrials and technology. The fundamental metrics for both of those sectors were quite poor, and were the main drivers of the Fund’s overall negative return.

Q:	HOW WAS THE FUND MANAGED?

A:	We ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 350 positions each on the long and short sides of the Fund during the period. Our disciplined investment process involves assessing and applying approximately equal emphasis to the valuation of each stock within its respective sector in the portfolio utilizing a quantitative model, with the help of several factors. On a long-term basis, this quantitative approach of using valuation factors and fundamentals factors in creating long and short portfolios is designed in an effort to generate a positive spread return (net return) between the long and short portfolios across all the sectors. The Fund was well diversified and sector-neutral. In essence, we sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. We continued to pursue our objective of long-term capital preservation and growth by using strategies designed to produce returns that have no correlation with general domestic market performance. We looked to generate returns above the Index over the long-term investment horizon.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***

1.	Unit Corp.	0.5%
2.	Gannett Co., Inc.	0.5
3.	Bucyrus International, Inc.	0.5
4.	Computer Sciences Corp.	0.5
5.	Amedisys, Inc.	0.5
6.	STEC, Inc.	0.4
7.	Forest Laboratories, Inc.	0.4
8.	Avnet, Inc.	0.4
9.	World Fuel Services Corp.	0.4
10.	Harris Corp.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****

1.	EQT Corp.	0.5%
2.	United Therapeutics Corp.	0.5
3.	Continental Airlines, Inc., Class B	0.5
4.	Kansas City Southern	0.5
5.	Sotheby’s	0.5
6.	Cleco Corp.	0.5
7.	Spectra Energy Corp.	0.5
8.	Weyerhaeuser Co.	0.5
9.	Northeast Utilities	0.5
10.	Dril-Quip, Inc.	0.4

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***

Information Technology	18.0%
Consumer Discretionary	17.2
Industrials	14.1
Health Care	11.3
Financials	9.3
Energy	7.0
Materials	6.3
Utilities	5.8
Consumer Staples	4.7
Telecommunication Services	1.4
Short-Term Investment	4.9

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****

Industrials	18.0%
Information Technology	15.5
Consumer Discretionary	13.2
Financials	12.1
Health Care	11.5
Energy	7.5
Materials	7.3
Utilities	7.1
Consumer Staples	6.0
Telecommunication Services	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of December 31, 2009. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of December 31, 2009. The Fund’s composition is subject to change.

14   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(1.67)%	(0.30)%	1.58%	2.22%
With Sales Charge*		(6.86)	(5.55)	0.50	1.39
CLASS B SHARES	5/23/03
Without CDSC		(2.10)	(1.01)	0.83	1.46
With CDSC**		(7.10)	(6.01)	0.44	1.46
CLASS C SHARES	5/23/03
Without CDSC		(2.10)	(1.11)	0.82	1.45
With CDSC***		(3.10)	(2.11)	0.82	1.45
SELECT CLASS SHARES	5/23/03	(1.56)	0.00	1.83	2.47

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$447,961
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains,* returned 28.77%** (Class A Shares, no sales charge) for the six months ended December 31, 2009. This compares to the 23.53% for the Russell 3000 Value Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter of 2009 — its first increase since the second quarter of 2008.

For the six-month period, U.S. equity markets provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund generated a strong absolute return during the reporting period and outperformed the Index. This was partially the result of favorable stock selection in the consumer discretionary and energy sectors. These positives more than offset the negative impact from stock selection in financials, as well as stock selection and an underweight in the strong performing information technology sector.

Examples of stocks that positively contributed to the Fund’s results were A. H. Belo Corp., Enterprise Group Holdings LP and J.M. Smucker’s. A. H. Belo Corp. owns and operates four daily newspapers, including The Dallas Morning News. Its stock price had fallen sharply as subscriber rates and advertising revenue declined. Despite these negatives, we found the stock to be attractively valued, especially given A. H. Belo’s lack of debt on its balance sheet. As the economy stabilized and expanded, its stock price rallied sharply. Enterprise Group Holdings LP is an energy company that provides a wide range of services to producers and consumers of natural gas and crude oil. More specifically, its operations include the processing, transportation and storage of natural gas and oil. Its stock performed well as volumes increased during the reporting period. J.M. Smucker’s Company owns a wide range of well-known food brands, including various jams and jellies, Crisco, Pillsbury and Dunkin’ Donuts. In 2008, Smucker’s purchased Folger’s coffee from Procter & Gamble. Since that time, Folger’s market share has increased, which we believe has been one of the catalysts driving Smucker’s strong results.

Examples of stocks that detracted from the Fund’s performance during the reporting were Synovus Financial Corp., QUALCOMM Inc. and United Community Bank. Regional Bank, Synovus Financial Corp. generated poor results given larger than expected credit losses in its construction loan portfolio. QUALCOMM Inc. is a wireless telecommunications research and development company. It is also the designer and supplier of Code Division Multiple Access (CDMA) chipsets, system software, network base stations, handsets, modems and other products. While the share price of this high quality company rose during the reporting period, it lagged the Index as lower quality stocks, in general, generated better returns during the reporting period. United Community Bank is a regional bank headquartered in Georgia. The company’s stock was pressured as it posted a third quarter loss that was greater than expected. In addition, sentiment for the company appeared to wane as a regulatory investigation by the FDIC required United Community Bank to raise additional capital. While this announcement raised our concern, the FDIC assisted acquisition of a failed Georgia bank in June led us to believe these actions were most likely cautionary in nature.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection. We look to identify undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with durable business models deemed capable of generating significant free cash flow. All potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

16   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Wells Fargo & Co.	3.5%
2.	Loews Corp.	3.3
3.	Devon Energy Corp.	2.6
4.	Berkshire Hathaway, Inc., Class A	2.4
5.	Teekay Corp. (Canada)	2.4
6.	ONEOK, Inc.	2.0
7.	Williams Cos., Inc. (The)	2.0
8.	JM Smucker Co. (The)	1.9
9.	Telephone & Data Systems, Inc.	1.8
10.	Old Republic International Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	35.7%
Energy	14.0
Consumer Discretionary	13.7
Health Care	9.2
Utilities	5.9
Consumer Staples	5.8
Telecommunication Services	4.1
Industrials	4.0
Investment Company	1.8
Information Technology	1.7
Materials	1.0
Short-Term Investment	3.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		28.77%	35.07%	(3.72)%	3.30%
With Sales Charge*		21.96	28.02	(5.43)	2.16
CLASS C SHARES	2/28/05
Without CDSC		28.48	34.31	(4.20)	2.79
With CDSC**		27.48	33.31	(4.20)	2.79
INSTITUTIONAL CLASS SHARES	2/28/05	29.19	35.87	(3.18)	3.73
SELECT CLASS SHARES	2/28/05	28.96	35.36	(3.45)	3.58

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2009. The Fund has changed the class used in the graph from Class C to Class A because Class A is now the Fund’s largest class and both classes commenced operations at the same time. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Consumer Discretionary — 17.7%
	Auto Components — 1.0%
445	Gentex Corp. (c)	7,934
	Automobiles — 0.7%
211	Harley-Davidson, Inc. (c)	5,317
	Diversified Consumer Services — 1.7%
315	Education Management Corp. (a) (c)	6,929
284	Lincoln Educational Services Corp. (a)	6,144
		13,073
	Hotels, Restaurants & Leisure — 3.8%
348	Cheesecake Factory, Inc. (The) (a) (c)	7,504
188	Penn National Gaming, Inc. (a)	5,099
371	Royal Caribbean Cruises Ltd. (a) (c)	9,369
206	Starwood Hotels & Resorts Worldwide, Inc. (c)	7,526
		29,498
	Internet & Catalog Retail — 1.7%
100	Amazon.com, Inc. (a) (c)	13,506
	Media — 1.5%
362	Walt Disney Co. (The)	11,658
	Multiline Retail — 1.8%
148	Kohl’s Corp. (a) (c)	7,976
169	Nordstrom, Inc. (c)	6,363
		14,339
	Specialty Retail — 4.6%
181	DSW, Inc., Class A (a)	4,682
172	J Crew Group, Inc. (a) (c)	7,686
141	Sherwin-Williams Co. (The) (c)	8,693
327	Staples, Inc. (c)	8,036
349	Williams-Sonoma, Inc. (c)	7,244
		36,341
	Textiles, Apparel & Luxury Goods — 0.9%
99	V.F. Corp.	7,236
	Total Consumer Discretionary	138,902
	Consumer Staples — 3.9%
	Beverages — 1.9%
257	Coca-Cola Co. (The)	14,620
	Food & Staples Retailing — 2.0%
124	Costco Wholesale Corp.	7,331
236	Walgreen Co.	8,648
		15,979
	Total Consumer Staples	30,599
	Energy — 5.1%
	Energy Equipment & Services — 1.0%
184	Cameron International Corp. (a)	7,707
	Oil, Gas & Consumable Fuels — 4.1%
66	Apache Corp.	6,840
152	Concho Resources, Inc. (a)	6,825
97	Noble Energy, Inc. (c)	6,887
240	Southwestern Energy Co. (a)	11,568
		32,120
	Total Energy	39,827
	Financials — 8.3%
	Capital Markets — 4.0%
34	BlackRock, Inc. (c)	7,872
64	Goldman Sachs Group, Inc. (The)	10,721
383	Och-Ziff Capital Management Group LLC, Class A	5,264
150	T. Rowe Price Group, Inc. (c)	7,971
		31,828
	Commercial Banks — 2.7%
233	BB&T Corp. (c)	5,911
222	U.S. Bancorp	5,000
385	Wells Fargo & Co.	10,402
		21,313
	Diversified Financial Services — 0.7%
175	MSCI, Inc., Class A (a)	5,555
	Insurance — 0.9%
134	ACE Ltd., (Switzerland) (a)	6,754
	Total Financials	65,450
	Health Care — 14.7%
	Biotechnology — 2.1%
105	Alexion Pharmaceuticals, Inc. (a)	5,141
209	Celgene Corp. (a) (c)	11,648
		16,789
	Health Care Equipment & Supplies — 1.3%
338	Insulet Corp. (a) (c)	4,824
189	Thoratec Corp. (a) (c)	5,077
		9,901
	Health Care Providers & Services — 5.9%
235	Emeritus Corp. (a) (c)	4,397
126	Express Scripts, Inc. (a)	10,875
120	McKesson Corp.	7,506
230	Psychiatric Solutions, Inc. (a) (c)	4,864
618	UnitedHealth Group, Inc.	18,825
		46,467

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Technology — 0.8%
295	MedAssets, Inc. (a) (c)	6,249
	Life Sciences Tools & Services — 0.7%
488	Bruker Corp. (a)	5,890
	Pharmaceuticals — 3.9%
561	Merck & Co., Inc.	20,503
181	Teva Pharmaceutical Industries Ltd., (Israel), ADR	10,140
		30,643
	Total Health Care	115,939
	Industrials — 10.6%
	Aerospace & Defense — 1.8%
115	HEICO Corp. (c)	5,094
82	Precision Castparts Corp. (c)	9,098
		14,192
	Building Products — 1.3%
163	Lennox International, Inc.	6,367
187	Trex Co., Inc. (a) (c)	3,659
		10,026
	Commercial Services & Supplies — 1.5%
78	Stericycle, Inc. (a) (c)	4,320
232	Waste Connections, Inc. (a)	7,736
		12,056
	Construction & Engineering — 0.9%
249	Aecom Technology Corp. (a)	6,848
	Electrical Equipment — 1.4%
25	First Solar, Inc. (a) (c)	3,344
140	Roper Industries, Inc. (c)	7,348
		10,692
	Machinery — 0.7%
138	Wabtec Corp. (c)	5,636
	Road & Rail — 1.9%
151	Canadian National Railway Co., (Canada)	8,219
184	Landstar System, Inc.	7,130
		15,349
	Trading Companies & Distributors — 1.1%
86	W.W. Grainger, Inc. (c)	8,279
	Total Industrials	83,078
	Information Technology — 36.8%
	Communications Equipment — 4.2%
861	Cisco Systems, Inc. (a)	20,617
261	QUALCOMM, Inc.	12,060
		32,677
	Computers & Peripherals — 8.5%
163	Apple, Inc. (a)	34,275
417	Dell, Inc. (a)	5,990
342	Hewlett-Packard Co.	17,591
271	NetApp, Inc. (a) (c)	9,316
		67,172
	Electronic Equipment, Instruments & Components — 1.1%
190	Amphenol Corp., Class A	8,751
	Internet Software & Services — 5.3%
75	Equinix, Inc. (a) (c)	7,940
54	Google, Inc., Class A (a) (c)	33,479
		41,419
	IT Services — 7.7%
119	Alliance Data Systems Corp. (a) (c)	7,680
486	Amdocs Ltd., (United Kingdom) (a)	13,863
252	Cognizant Technology Solutions Corp., Class A (a)	11,429
141	Hewitt Associates, Inc., Class A (a)	5,975
56	MasterCard, Inc., Class A (c)	14,437
396	Western Union Co. (The)	7,463
		60,847
	Semiconductors & Semiconductor Equipment — 4.3%
247	Broadcom Corp., Class A (a)	7,780
505	Intel Corp.	10,294
162	Lam Research Corp. (a) (c)	6,356
453	Marvell Technology Group Ltd., (Bermuda) (a) (c)	9,402
		33,832
	Software — 5.7%
141	Blackboard, Inc. (a) (c)	6,396
1,117	Microsoft Corp.	34,042
182	Taleo Corp., Class A (a)	4,271
		44,709
	Total Information Technology	289,407
	Materials — 1.6%
	Containers & Packaging — 0.8%
118	Greif, Inc., Class A	6,353
	Metals & Mining — 0.8%
79	Freeport-McMoRan Copper & Gold, Inc. (a)	6,359
	Total Materials	12,712
	Total Common Stocks (Cost $622,839)	775,914

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.8%
	Investment Company — 0.8%
6,492	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $6,492)	6,492
Investment of Cash Collateral for Securities on Loan — 28.2%
	Investment Company — 28.2%
221,599	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $221,599)	221,599
	Total Investments — 127.7% (Cost $850,930)	1,004,005
	Liabilities in Excess of Other Assets — (27.7)%	(217,595)
	NET ASSETS — 100.0%	$786,410

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.3%
	Consumer Discretionary — 18.8%
	Auto Components — 0.9%
110	Gentex Corp. (c)	1,964
45	WABCO Holdings, Inc.	1,158
		3,122
	Automobiles — 0.4%
47	Harley-Davidson, Inc. (c)	1,189
	Distributors — 0.5%
48	Genuine Parts Co.	1,810
	Diversified Consumer Services — 1.1%
93	Education Management Corp. (a) (c)	2,051
78	H&R Block, Inc.	1,757
		3,808
	Hotels, Restaurants & Leisure — 2.5%
8	Chipotle Mexican Grill, Inc. (a)	723
39	Darden Restaurants, Inc.	1,367
39	Marriott International, Inc., Class A	1,060
42	Penn National Gaming, Inc. (a) (c)	1,139
81	Royal Caribbean Cruises Ltd. (a) (c)	2,050
52	Starwood Hotels & Resorts Worldwide, Inc. (c)	1,887
17	Yum! Brands, Inc.	594
		8,820
	Household Durables — 1.0%
60	Fortune Brands, Inc.	2,583
33	Jarden Corp.	1,008
		3,591
	Internet & Catalog Retail — 0.8%
12	Amazon.com, Inc. (a) (c)	1,628
42	Expedia, Inc. (a)	1,082
		2,710
	Media — 2.7%
53	Cablevision Systems Corp., Class A	1,379
94	Clear Channel Outdoor Holdings, Inc., Class A (a)	980
43	Discovery Communications, Inc., Class A (a)	1,313
59	Lamar Advertising Co., Class A (a)	1,822
22	Omnicom Group, Inc.	869
33	Scripps Networks Interactive, Inc., Class A	1,374
3	Washington Post Co. (The), Class B	1,519
		9,256
	Multiline Retail — 1.0%
16	Dollar General Corp. (a)	354
23	Kohl’s Corp. (a) (c)	1,262
45	Nordstrom, Inc. (c)	1,676
		3,292
	Specialty Retail — 6.8%
49	AutoNation, Inc. (a)	933
10	AutoZone, Inc. (a)	1,565
79	Bed Bath & Beyond, Inc. (a)	3,056
52	CarMax, Inc. (a) (c)	1,266
91	Chico’s FAS, Inc. (a) (c)	1,271
72	Dick’s Sporting Goods, Inc. (a) (c)	1,801
125	Gap, Inc. (The)	2,617
38	J Crew Group, Inc. (a) (c)	1,678
41	Sherwin-Williams Co. (The) (c)	2,540
103	Staples, Inc. (c)	2,520
35	Tiffany & Co.	1,492
41	TJX Cos., Inc.	1,488
67	Williams-Sonoma, Inc. (c)	1,400
		23,627
	Textiles, Apparel & Luxury Goods — 1.1%
23	Phillips-Van Heusen Corp.	944
41	V.F. Corp.	2,981
		3,925
	Total Consumer Discretionary	65,150
	Consumer Staples — 3.6%
	Beverages — 0.3%
19	Brown-Forman Corp., Class B	1,028
	Food & Staples Retailing — 1.0%
138	Safeway, Inc.	2,938
24	Whole Foods Market, Inc. (a)	656
		3,594
	Food Products — 0.9%
42	JM Smucker Co. (The)	2,575
10	McCormick & Co., Inc. (Non-Voting)	347
		2,922
	Household Products — 0.7%
19	Clorox Co.	1,171
19	Energizer Holdings, Inc. (a)	1,164
		2,335
	Personal Products — 0.4%
46	Avon Products, Inc.	1,452
	Tobacco — 0.3%
14	Lorillard, Inc.	1,099
	Total Consumer Staples	12,430

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy — 5.7%
	Energy Equipment & Services — 0.9%
44	Cameron International Corp. (a)	1,854
20	Oceaneering International, Inc. (a) (c)	1,195
		3,049
	Oil, Gas & Consumable Fuels — 4.8%
40	Cabot Oil & Gas Corp.	1,741
90	CVR Energy, Inc. (a)	617
35	Devon Energy Corp.	2,595
64	Forest Oil Corp. (a) (c)	1,434
40	Kinder Morgan Management LLC (a)	2,201
17	Noble Energy, Inc. (c)	1,189
47	Southwestern Energy Co. (a)	2,289
66	Teekay Corp., (Canada)	1,534
149	Williams Cos., Inc. (The)	3,143
		16,743
	Total Energy	19,792
	Financials — 16.7%
	Capital Markets — 3.2%
9	Affiliated Managers Group, Inc. (a)	616
15	Ameriprise Financial, Inc.	582
6	BlackRock, Inc. (c)	1,440
46	Northern Trust Corp.	2,418
96	Och-Ziff Capital Management Group LLC, Class A	1,314
62	T. Rowe Price Group, Inc. (c)	3,310
76	TD AMERITRADE Holding Corp. (a)	1,473
		11,153
	Commercial Banks — 3.8%
27	BancorpSouth, Inc.	629
109	BB&T Corp.	2,758
26	BOK Financial Corp. (c)	1,212
19	City National Corp.	853
26	Cullen/Frost Bankers, Inc.	1,310
75	KeyCorp	414
44	M&T Bank Corp.	2,950
61	SunTrust Banks, Inc.	1,244
75	TCF Financial Corp.	1,027
30	Wilmington Trust Corp.	375
34	Zions Bancorp	437
		13,209
	Diversified Financial Services — 1.1%
8	IntercontinentalExchange, Inc. (a)	943
55	Moody’s Corp. (c)	1,471
45	MSCI, Inc., Class A (a) (c)	1,444
		3,858
	Insurance — 5.9%
34	ACE Ltd., (Switzerland) (a)	1,734
57	Assurant, Inc.	1,677
121	Cincinnati Financial Corp.	3,184
44	HCC Insurance Holdings, Inc. (c)	1,222
69	Loews Corp.	2,504
319	Old Republic International Corp.	3,198
98	OneBeacon Insurance Group Ltd., Class A	1,356
73	Principal Financial Group, Inc.	1,755
40	Transatlantic Holdings, Inc.	2,090
70	W.R. Berkley Corp.	1,735
		20,455
	Real Estate Investment Trusts (REITs) — 2.0%
128	Kimco Realty Corp.	1,732
10	Public Storage	839
40	Regency Centers Corp.	1,402
32	Ventas, Inc.	1,386
24	Vornado Realty Trust	1,704
		7,063
	Real Estate Management & Development — 0.4%
108	Brookfield Properties Corp., (Canada)	1,306
	Thrifts & Mortgage Finance — 0.3%
50	People’s United Financial, Inc.	832
	Total Financials	57,876
	Health Care — 9.6%
	Biotechnology — 1.0%
24	Alexion Pharmaceuticals, Inc. (a)	1,186
71	BioMarin Pharmaceutical, Inc. (a) (c)	1,343
38	Myriad Genetics, Inc. (a)	992
		3,521
	Health Care Equipment & Supplies — 1.6%
36	Becton, Dickinson & Co.	2,807
37	DENTSPLY International, Inc. (c)	1,295
23	Zimmer Holdings, Inc. (a)	1,348
		5,450
	Health Care Providers & Services — 5.3%
71	Brookdale Senior Living, Inc. (a)	1,299
52	Community Health Systems, Inc. (a)	1,855
66	Coventry Health Care, Inc. (a)	1,595
28	DaVita, Inc. (a)	1,668
25	Express Scripts, Inc. (a)	2,178
33	Humana, Inc. (a)	1,451
75	Lincare Holdings, Inc. (a)	2,795
98	UnitedHealth Group, Inc.	2,984

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
109	VCA Antech, Inc. (a) (c)	2,719
		18,544
	Health Care Technology — 0.4%
16	Cerner Corp. (a) (c)	1,296
	Life Sciences Tools & Services — 1.0%
30	Covance, Inc. (a) (c)	1,631
28	Illumina, Inc. (a) (c)	873
15	Life Technologies Corp. (a)	789
		3,293
	Pharmaceuticals — 0.3%
82	Biovail Corp., (Canada)	1,145
	Total Health Care	33,249
	Industrials — 12.9%
	Aerospace & Defense — 2.7%
12	Alliant Techsystems, Inc. (a)	1,024
22	Goodrich Corp. (c)	1,388
22	L-3 Communications Holdings, Inc.	1,947
45	Precision Castparts Corp. (c)	4,925
		9,284
	Airlines — 0.6%
176	Delta Air Lines, Inc. (a) (c)	2,002
	Building Products — 0.5%
45	Lennox International, Inc. (c)	1,772
	Commercial Services & Supplies — 2.3%
73	Corrections Corp. of America (a) (c)	1,798
105	Republic Services, Inc.	2,961
29	Stericycle, Inc. (a) (c)	1,575
52	Waste Connections, Inc. (a)	1,746
		8,080
	Construction & Engineering — 0.4%
53	Aecom Technology Corp. (a) (c)	1,455
	Electrical Equipment — 1.5%
31	Cooper Industries plc	1,318
5	First Solar, Inc. (a) (c)	682
64	Roper Industries, Inc. (c)	3,332
		5,332
	Industrial Conglomerates — 1.3%
89	Carlisle Cos., Inc. (c)	3,049
56	McDermott International, Inc. (a)	1,338
		4,387
	Machinery — 1.1%
29	Cummins, Inc.	1,345
21	Snap-On, Inc.	896
37	Wabtec Corp. (c)	1,514
		3,755
	Professional Services — 0.7%
30	FTI Consulting, Inc. (a) (c)	1,398
40	Robert Half International, Inc. (c)	1,069
		2,467
	Road & Rail — 1.2%
30	Canadian National Railway Co., (Canada)	1,604
53	Landstar System, Inc. (c)	2,039
13	Norfolk Southern Corp.	676
		4,319
	Trading Companies & Distributors — 0.6%
22	W.W. Grainger, Inc. (c)	2,130
	Total Industrials	44,983
	Information Technology — 16.6%
	Communications Equipment — 0.9%
48	CommScope, Inc. (a)	1,271
35	F5 Networks, Inc. (a)	1,875
		3,146
	Computers & Peripherals — 1.0%
38	Lexmark International, Inc., Class A (a)	975
70	NetApp, Inc. (a)	2,407
		3,382
	Electronic Equipment, Instruments & Components — 3.3%
105	Amphenol Corp., Class A	4,841
55	Arrow Electronics, Inc. (a)	1,617
25	Dolby Laboratories, Inc., Class A (a) (c)	1,173
160	Tyco Electronics Ltd., (Switzerland)	3,933
		11,564
	Internet Software & Services — 0.6%
20	Equinix, Inc. (a) (c)	2,155
	IT Services — 4.0%
26	Alliance Data Systems Corp. (a) (c)	1,673
137	Amdocs Ltd., (United Kingdom) (a)	3,916
73	Cognizant Technology Solutions Corp., Class A (a)	3,321
31	Hewitt Associates, Inc., Class A (a) (c)	1,314
8	MasterCard, Inc., Class A (c)	2,035
87	Western Union Co. (The)	1,644
		13,903

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 3.1%
53	Avago Technologies Ltd., (Singapore) (a)	970
54	Broadcom Corp., Class A (a)	1,711
36	Lam Research Corp. (a) (c)	1,404
149	Marvell Technology Group Ltd., (Bermuda) (a) (c)	3,087
89	MEMC Electronic Materials, Inc. (a)	1,216
41	Microchip Technology, Inc. (c)	1,194
37	Varian Semiconductor Equipment Associates, Inc. (a)	1,317
		10,899
	Software — 3.7%
37	ANSYS, Inc. (a) (c)	1,625
219	Cadence Design Systems, Inc. (a)	1,314
38	Concur Technologies, Inc. (a) (c)	1,637
74	Jack Henry & Associates, Inc.	1,716
29	MICROS Systems, Inc. (a) (c)	903
88	Nuance Communications, Inc. (a) (c)	1,373
19	Salesforce.com, Inc. (a) (c)	1,372
40	Sybase, Inc. (a) (c)	1,749
49	Synopsys, Inc. (a)	1,089
		12,778
	Total Information Technology	57,827
	Materials — 4.0%
	Chemicals — 2.3%
35	Airgas, Inc.	1,652
60	Albemarle Corp.	2,172
28	PPG Industries, Inc.	1,657
15	Praxair, Inc.	1,221
29	Sigma-Aldrich Corp.	1,465
		8,167
	Construction Materials — 0.2%
12	Vulcan Materials Co.	648
	Containers & Packaging — 1.2%
50	Ball Corp.	2,585
30	Greif, Inc., Class A	1,619
		4,204
	Metals & Mining — 0.3%
13	Freeport-McMoRan Copper & Gold, Inc. (a)	1,044
	Total Materials	14,063
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.3%
50	CenturyTel, Inc.	1,810
96	tw telecom, inc. (a) (c)	1,653
88	Windstream Corp.	969
		4,432
	Wireless Telecommunication Services — 0.6%
70	Telephone & Data Systems, Inc.	2,102
	Total Telecommunication Services	6,534
	Utilities — 6.5%
	Electric Utilities — 1.5%
89	American Electric Power Co., Inc.	3,093
92	Westar Energy, Inc.	1,996
		5,089
	Gas Utilities — 2.0%
63	Energen Corp.	2,925
50	EQT Corp.	2,209
44	ONEOK, Inc.	1,948
		7,082
	Multi-Utilities — 2.5%
168	CMS Energy Corp.	2,623
36	NSTAR	1,314
50	PG&E Corp.	2,247
114	Xcel Energy, Inc.	2,427
		8,611
	Water Utilities — 0.5%
73	American Water Works Co., Inc.	1,643
	Total Utilities	22,425
	Total Common Stocks (Cost $273,230)	334,329
Short-Term Investment — 3.1%
	Investment Company — 3.1%
10,977	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $10,977)	10,977
Investment of Cash Collateral for Securities on Loan — 21.0%
	Investment Company — 21.0%
72,813	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $72,813)	72,813
	Total Investments — 120.4% (Cost $357,020)	418,119
	Liabilities in Excess of Other Assets — (20.4)%	(70,907)
	NET ASSETS — 100.0%	$347,212

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.3%
	Consumer Discretionary — 19.9%
	Auto Components — 1.2%
902	Gentex Corp.	16,105
	Automobiles — 0.7%
387	Harley-Davidson, Inc.	9,750
	Diversified Consumer Services — 1.2%
784	Education Management Corp. (a)	17,251
	Hotels, Restaurants & Leisure — 3.4%
67	Chipotle Mexican Grill, Inc. (a) (c)	5,924
343	Penn National Gaming, Inc. (a)	9,334
665	Royal Caribbean Cruises Ltd. (a)	16,814
423	Starwood Hotels & Resorts Worldwide, Inc.	15,465
		47,537
	Internet & Catalog Retail — 1.0%
99	Amazon.com, Inc. (a)	13,304
	Media — 1.8%
351	Discovery Communications, Inc., Class A (a)	10,753
481	Lamar Advertising Co., Class A (a)	14,945
		25,698
	Multiline Retail — 1.7%
192	Kohl’s Corp. (a)	10,355
366	Nordstrom, Inc.	13,750
		24,105
	Specialty Retail — 7.5%
415	Bed Bath & Beyond, Inc. (a)	16,016
428	CarMax, Inc. (a)	10,372
742	Chico’s FAS, Inc. (a)	10,422
593	Dick’s Sporting Goods, Inc. (a)	14,753
307	J Crew Group, Inc. (a)	13,753
256	Sherwin-Williams Co. (The)	15,770
484	Staples, Inc.	11,907
553	Williams-Sonoma, Inc.	11,487
		104,480
	Textiles, Apparel & Luxury Goods — 1.4%
190	Phillips-Van Heusen Corp.	7,746
170	V.F. Corp.	12,451
		20,197
	Total Consumer Discretionary	278,427
	Consumer Staples — 1.2%
	Food & Staples Retailing — 0.4%
196	Whole Foods Market, Inc. (a)	5,375
	Personal Products — 0.8%
378	Avon Products, Inc.	11,907
	Total Consumer Staples	17,282
	Energy — 5.7%
	Energy Equipment & Services — 1.8%
363	Cameron International Corp. (a)	15,180
167	Oceaneering International, Inc. (a)	9,779
		24,959
	Oil, Gas & Consumable Fuels — 3.9%
328	Cabot Oil & Gas Corp.	14,287
529	Forest Oil Corp. (a)	11,761
137	Noble Energy, Inc.	9,750
389	Southwestern Energy Co. (a)	18,767
		54,565
	Total Energy	79,524
	Financials — 9.9%
	Capital Markets — 4.4%
51	BlackRock, Inc.	11,889
229	Northern Trust Corp.	11,974
784	Och-Ziff Capital Management Group LLC, Class A	10,766
290	T. Rowe Price Group, Inc.	15,434
623	TD AMERITRADE Holding Corp. (a)	12,082
		62,145
	Commercial Banks — 1.5%
424	BB&T Corp.	10,754
209	BOK Financial Corp.	9,932
		20,686
	Diversified Financial Services — 2.3%
69	IntercontinentalExchange, Inc. (a)	7,749
450	Moody’s Corp. (c)	12,055
372	MSCI, Inc., Class A (a)	11,842
		31,646
	Insurance — 1.7%
282	ACE Ltd., (Switzerland) (a)	14,198
358	HCC Insurance Holdings, Inc.	10,024
		24,222
	Total Financials	138,699
	Health Care — 13.7%
	Biotechnology — 2.1%
199	Alexion Pharmaceuticals, Inc. (a)	9,710
585	BioMarin Pharmaceutical, Inc. (a)	11,012
311	Myriad Genetics, Inc. (a)	8,122
		28,844

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — 1.5%
302	DENTSPLY International, Inc.	10,613
187	Zimmer Holdings, Inc. (a)	11,059
		21,672
	Health Care Providers & Services — 6.7%
591	Brookdale Senior Living, Inc. (a)	10,741
232	DaVita, Inc. (a)	13,654
206	Express Scripts, Inc. (a)	17,843
271	Humana, Inc. (a)	11,900
803	UnitedHealth Group, Inc.	24,463
603	VCA Antech, Inc. (a)	15,031
		93,632
	Health Care Technology — 0.8%
129	Cerner Corp. (a)	10,610
	Life Sciences Tools & Services — 1.9%
245	Covance, Inc. (a)	13,367
234	Illumina, Inc. (a)	7,163
123	Life Technologies Corp. (a)	6,440
		26,970
	Pharmaceuticals — 0.7%
672	Biovail Corp., (Canada)	9,378
	Total Health Care	191,106
	Industrials — 18.1%
	Aerospace & Defense — 2.3%
177	Goodrich Corp.	11,360
185	Precision Castparts Corp.	20,442
		31,802
	Airlines — 1.2%
1,442	Delta Air Lines, Inc. (a)	16,415
	Building Products — 1.0%
372	Lennox International, Inc.	14,515
	Commercial Services & Supplies — 3.0%
601	Corrections Corp. of America (a)	14,745
234	Stericycle, Inc. (a)	12,897
430	Waste Connections, Inc. (a)	14,325
		41,967
	Construction & Engineering — 0.9%
434	Aecom Technology Corp. (a)	11,927
	Electrical Equipment — 1.6%
42	First Solar, Inc. (a) (c)	5,638
317	Roper Industries, Inc.	16,619
		22,257
	Industrial Conglomerates — 1.6%
325	Carlisle Cos., Inc.	11,121
457	McDermott International, Inc. (a)	10,968
		22,089
	Machinery — 1.7%
240	Cummins, Inc.	11,022
304	Wabtec Corp.	12,400
		23,422
	Professional Services — 1.4%
243	FTI Consulting, Inc. (a)	11,446
328	Robert Half International, Inc.	8,771
		20,217
	Road & Rail — 2.1%
242	Canadian National Railway Co., (Canada)	13,144
432	Landstar System, Inc.	16,729
		29,873
	Trading Companies & Distributors — 1.3%
181	W.W. Grainger, Inc.	17,497
	Total Industrials	251,981
	Information Technology — 27.5%
	Communications Equipment — 1.8%
393	CommScope, Inc. (a)	10,413
290	F5 Networks, Inc. (a)	15,359
		25,772
	Computers & Peripherals — 1.4%
574	NetApp, Inc. (a)	19,736
	Electronic Equipment, Instruments & Components — 3.1%
478	Amphenol Corp., Class A	22,068
202	Dolby Laboratories, Inc., Class A (a)	9,622
501	Tyco Electronics Ltd., (Switzerland)	12,302
		43,992
	Internet Software & Services — 1.3%
167	Equinix, Inc. (a)	17,686
	IT Services — 8.2%
213	Alliance Data Systems Corp. (a) (c)	13,732
1,126	Amdocs Ltd., (United Kingdom) (a)	32,114
601	Cognizant Technology Solutions Corp., Class A (a)	27,225
255	Hewitt Associates, Inc., Class A (a)	10,781
65	MasterCard, Inc., Class A	16,659
715	Western Union Co. (The)	13,468
		113,979

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 5.8%
446	Broadcom Corp., Class A (a)	14,029
294	Lam Research Corp. (a)	11,512
1,220	Marvell Technology Group Ltd., (Bermuda) (a)	25,307
732	MEMC Electronic Materials, Inc. (a)	9,967
337	Microchip Technology, Inc.	9,779
301	Varian Semiconductor Equipment Associates, Inc. (a)	10,800
		81,394
	Software — 5.9%
307	ANSYS, Inc. (a)	13,330
1,798	Cadence Design Systems, Inc. (a)	10,772
314	Concur Technologies, Inc. (a)	13,432
238	MICROS Systems, Inc. (a)	7,397
724	Nuance Communications, Inc. (a) (c)	11,247
152	Salesforce.com, Inc. (a)	11,235
331	Sybase, Inc. (a)	14,344
		81,757
	Total Information Technology	384,316
	Materials — 2.3%
	Chemicals — 0.7%
125	Praxair, Inc.	10,023
	Containers & Packaging — 1.0%
246	Greif, Inc., Class A	13,252
	Metals & Mining — 0.6%
107	Freeport-McMoRan Copper & Gold, Inc. (a)	8,551
	Total Materials	31,826
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
804	tw telecom, inc. (a)	13,780
	Total Common Stocks (Cost $1,074,813)	1,386,941
Short-Term Investment — 1.3%
	Investment Company — 1.3%
17,468	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $17,468)	17,468

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 1.9%
	Corporate Notes — 0.6%
7,000	Monumental Global Funding III, VAR, 0.312%, 05/24/10 (e)	6,936
1,000	Monumental Global Funding III, VAR, 0.395%, 03/26/10 (e)	993
		7,929

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 1.3%
18,521	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l)	18,521
	Total Investments of Cash Collateral for Securities on Loan (Cost $26,521)	26,450
	Total Investments — 102.5% (Cost $1,118,802)	1,430,859
	Liabilities in Excess of Other Assets — (2.5)%	(34,331)
	NET ASSETS — 100.0%	$1,396,528

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 18.5%
	Auto Components — 0.7%
1,369	WABCO Holdings, Inc.	35,296
	Distributors — 1.1%
1,461	Genuine Parts Co.	55,475
	Diversified Consumer Services — 1.0%
2,377	H&R Block, Inc.	53,772
	Hotels, Restaurants & Leisure — 1.8%
1,189	Darden Restaurants, Inc.	41,700
1,188	Marriott International, Inc., Class A	32,362
522	Yum! Brands, Inc.	18,251
		92,313
	Household Durables — 2.1%
1,833	Fortune Brands, Inc.	79,190
992	Jarden Corp.	30,673
		109,863
	Internet & Catalog Retail — 0.6%
1,284	Expedia, Inc. (a)	33,004
	Media — 3.7%
1,631	Cablevision Systems Corp., Class A	42,105
3,297	Clear Channel Outdoor Holdings, Inc., Class A (a)	34,257
676	Omnicom Group, Inc.	26,450
1,011	Scripps Networks Interactive, Inc., Class A	41,944
106	Washington Post Co. (The), Class B	46,611
		191,367
	Multiline Retail — 0.2%
485	Dollar General Corp. (a)	10,879
	Specialty Retail — 6.4%
1,481	AutoNation, Inc. (a)	28,360
303	AutoZone, Inc. (a)	47,892
868	Bed Bath & Beyond, Inc. (a)	33,535
3,833	Gap, Inc. (The)	80,301
303	Sherwin-Williams Co. (The)	18,654
1,323	Staples, Inc.	32,540
1,060	Tiffany & Co.	45,582
1,245	TJX Cos., Inc.	45,505
		332,369
	Textiles, Apparel & Luxury Goods — 0.9%
611	V.F. Corp.	44,746
	Total Consumer Discretionary	959,084
	Consumer Staples — 6.1%
	Beverages — 0.6%
586	Brown-Forman Corp., Class B	31,385
	Food & Staples Retailing — 1.7%
4,234	Safeway, Inc.	90,142
	Food Products — 1.7%
1,283	JM Smucker Co. (The)	79,201
296	McCormick & Co., Inc. (Non-Voting)	10,687
		89,888
	Household Products — 1.4%
586	Clorox Co.	35,731
581	Energizer Holdings, Inc. (a)	35,622
		71,353
	Tobacco — 0.7%
418	Lorillard, Inc.	33,560
	Total Consumer Staples	316,328
	Energy — 6.0%
	Oil, Gas & Consumable Fuels — 6.0%
2,722	CVR Energy, Inc. (a)	18,674
1,082	Devon Energy Corp.	79,537
1,232	Kinder Morgan Management LLC (a)	67,306
2,021	Teekay Corp., (Canada)	46,911
4,577	Williams Cos., Inc. (The)	96,481
	Total Energy	308,909
	Financials — 24.6%
	Capital Markets — 2.1%
278	Affiliated Managers Group, Inc. (a)	18,700
454	Ameriprise Financial, Inc.	17,616
558	Northern Trust Corp.	29,255
819	T. Rowe Price Group, Inc.	43,616
		109,187
	Commercial Banks — 6.6%
810	BancorpSouth, Inc.	18,996
1,742	BB&T Corp.	44,194
568	City National Corp. (c)	25,887
800	Cullen/Frost Bankers, Inc.	39,995
2,243	KeyCorp	12,449
1,352	M&T Bank Corp. (c)	90,458
1,871	SunTrust Banks, Inc.	37,963
2,664	TCF Financial Corp. (c)	36,282
1,756	Wilmington Trust Corp. (c)	21,665
1,025	Zions Bancorp (c)	13,155
		341,044
	Insurance — 10.4%
1,753	Assurant, Inc.	51,665
3,725	Cincinnati Financial Corp.	97,735
2,114	Loews Corp.	76,858

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
9,780	Old Republic International Corp.	98,195
3,191	OneBeacon Insurance Group Ltd., Class A	43,977
2,236	Principal Financial Group, Inc.	53,758
1,227	Transatlantic Holdings, Inc.	63,955
2,156	W.R. Berkley Corp.	53,129
		539,272
	Real Estate Investment Trusts (REITs) — 4.2%
3,917	Kimco Realty Corp.	52,993
323	Public Storage	26,304
1,221	Regency Centers Corp.	42,812
995	Ventas, Inc.	43,499
764	Vornado Realty Trust	53,458
		219,066
	Real Estate Management & Development — 0.8%
3,305	Brookfield Properties Corp., (Canada) (c)	40,062
	Thrifts & Mortgage Finance — 0.5%
1,513	People’s United Financial, Inc.	25,264
	Total Financials	1,273,895
	Health Care — 5.9%
	Health Care Equipment & Supplies — 1.7%
1,093	Becton, Dickinson & Co.	86,178
	Health Care Providers & Services — 4.2%
1,596	Community Health Systems, Inc. (a)	56,822
2,010	Coventry Health Care, Inc. (a)	48,811
2,309	Lincare Holdings, Inc. (a) (c)	85,721
1,081	VCA Antech, Inc. (a)	26,946
		218,300
	Total Health Care	304,478
	Industrials — 8.4%
	Aerospace & Defense — 3.2%
353	Alliant Techsystems, Inc. (a)	31,154
685	L-3 Communications Holdings, Inc.	59,578
677	Precision Castparts Corp.	74,685
		165,417
	Commercial Services & Supplies — 1.8%
3,284	Republic Services, Inc.	92,980
	Electrical Equipment — 1.5%
943	Cooper Industries plc	40,227
761	Roper Industries, Inc.	39,832
		80,059
	Industrial Conglomerates — 1.0%
1,520	Carlisle Cos., Inc.	52,058
	Machinery — 0.5%
643	Snap-On, Inc.	27,172
	Road & Rail — 0.4%
390	Norfolk Southern Corp.	20,454
	Total Industrials	438,140
	Information Technology — 6.5%
	Computers & Peripherals — 0.6%
1,142	Lexmark International, Inc., Class A (a)	29,662
	Electronic Equipment, Instruments & Components — 3.7%
1,427	Amphenol Corp., Class A	65,908
1,714	Arrow Electronics, Inc. (a)	50,749
3,038	Tyco Electronics Ltd., (Switzerland)	74,585
		191,242
	Semiconductors & Semiconductor Equipment — 0.6%
1,613	Avago Technologies Ltd., (Singapore)	29,499
	Software — 1.6%
2,273	Jack Henry & Associates, Inc.	52,540
1,508	Synopsys, Inc. (a)	33,592
		86,132
	Total Information Technology	336,535
	Materials — 6.0%
	Chemicals — 4.1%
1,061	Airgas, Inc.	50,487
1,877	Albemarle Corp.	68,275
866	PPG Industries, Inc.	50,690
886	Sigma-Aldrich Corp.	44,749
		214,201
	Construction Materials — 0.4%
371	Vulcan Materials Co.	19,551
	Containers & Packaging — 1.5%
1,533	Ball Corp.	79,260
	Total Materials	313,012
	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 1.7%
1,531	CenturyTel, Inc.	55,441
2,770	Windstream Corp.	30,444
		85,885
	Wireless Telecommunication Services — 1.2%
2,140	Telephone & Data Systems, Inc.	64,615
	Total Telecommunication Services	150,500

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 13.2%
	Electric Utilities — 3.0%
2,730	American Electric Power Co., Inc.	94,987
2,814	Westar Energy, Inc.	61,122
		156,109
	Gas Utilities — 4.2%
1,917	Energen Corp.	89,697
1,543	EQT Corp.	67,777
1,338	ONEOK, Inc.	59,652
		217,126
	Multi-Utilities — 5.1%
5,138	CMS Energy Corp.	80,461
1,089	NSTAR	40,075
1,544	PG&E Corp.	68,939
3,509	Xcel Energy, Inc.	74,463
		263,938
	Water Utilities — 0.9%
2,243	American Water Works Co., Inc.	50,272
	Total Utilities	687,445
	Total Common Stocks (Cost $4,676,635)	5,088,326
Short-Term Investment — 2.2%
	Investment Company — 2.2%
113,894	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $113,894)	113,894

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 2.4%
	Corporate Note — 0.1%
3,000	Monumental Global Funding III, VAR, 0.312%, 05/24/10 (e)	2,972

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 2.3%
120,749	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l)	120,749
	Total Investments of Cash Collateral for Securities on Loan (Cost $123,749)	123,721
	Total Investments — 102.7% (Cost $4,914,278)	5,325,941
	Liabilities in Excess of Other Assets — (2.7)%	(138,396)
	NET ASSETS — 100.0%	$5,187,545

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 98.2% (j)
	Common Stocks — 93.4%
	Consumer Discretionary — 16.9%
	Auto Components — 1.0%
98	Cooper Tire & Rubber Co.	1,966
109	Goodyear Tire & Rubber Co. (The) (a)	1,532
79	TRW Automotive Holdings Corp. (a)	1,890
44	WABCO Holdings, Inc.	1,126
		6,514
	Automobiles — 0.5%
231	Ford Motor Co. (a)	2,311
29	Thor Industries, Inc.	898
		3,209
	Diversified Consumer Services — 1.3%
20	Apollo Group, Inc., Class A (a)	1,196
17	Career Education Corp. (a)	386
17	Coinstar, Inc. (a)	480
121	Corinthian Colleges, Inc. (a)	1,662
87	Regis Corp.	1,356
168	Service Corp. International	1,380
59	Weight Watchers International, Inc.	1,727
		8,187
	Hotels, Restaurants & Leisure — 2.1%
60	Ameristar Casinos, Inc.	912
35	Bally Technologies, Inc. (a)	1,434
51	Bob Evans Farms, Inc.	1,473
95	Brinker International, Inc.	1,411
92	Cheesecake Factory, Inc. (The) (a)	1,988
30	Darden Restaurants, Inc.	1,065
63	Jack in the Box, Inc. (a)	1,235
61	Penn National Gaming, Inc. (a)	1,646
120	Wyndham Worldwide Corp.	2,423
		13,587
	Household Durables — 2.7%
128	D.R. Horton, Inc.	1,395
34	Fortune Brands, Inc.	1,472
65	Garmin Ltd., (Cayman Islands)	1,986
83	Jarden Corp.	2,570
64	KB Home	876
94	Leggett & Platt, Inc.	1,917
31	Mohawk Industries, Inc. (a)	1,498
110	Newell Rubbermaid, Inc.	1,656
3	NVR, Inc. (a)	1,897
64	Tempur-Pedic International, Inc. (a)	1,513
		16,780
	Internet & Catalog Retail — 1.3%
14	Amazon.com, Inc. (a)	1,838
101	Expedia, Inc. (a)	2,597
39	Netflix, Inc. (a)	2,175
8	priceline.com, Inc. (a)	1,739
		8,349
	Leisure Equipment & Products — 0.2%
57	Pool Corp.	1,093
	Media — 1.9%
82	DISH Network Corp., Class A	1,694
194	Gannett Co., Inc.	2,887
67	Liberty Global, Inc., Class A (a)	1,477
70	Liberty Media Corp. - Capital, Class A (a)	1,670
90	New York Times Co. (The), Class A (a)	1,117
38	Scripps Networks Interactive, Inc., Class A	1,559
63	Time Warner, Inc.	1,840
		12,244
	Multiline Retail — 0.9%
53	Big Lots, Inc. (a)	1,539
36	Dollar Tree, Inc. (a)	1,719
15	Family Dollar Stores, Inc.	429
133	Macy’s, Inc.	2,237
		5,924
	Specialty Retail — 3.6%
44	Aaron’s, Inc.	1,214
37	Advance Auto Parts, Inc.	1,511
59	Aeropostale, Inc. (a)	2,017
100	AutoNation, Inc. (a)	1,908
15	Buckle, Inc. (The)	448
107	Cabela’s, Inc. (a)	1,528
37	Collective Brands, Inc. (a)	851
39	Dick’s Sporting Goods, Inc. (a)	969
84	Dress Barn, Inc. (a)	1,934
165	Foot Locker, Inc.	1,833
28	Gymboree Corp. (a)	1,239
124	Limited Brands, Inc.	2,384
108	Penske Auto Group, Inc. (a)	1,636
69	Rent-A-Center, Inc. (a)	1,223
37	Ross Stores, Inc.	1,598
9	Sherwin-Williams Co. (The)	526
		22,819
	Textiles, Apparel & Luxury Goods — 1.4%
79	Carter’s, Inc. (a)	2,067
25	Deckers Outdoor Corp. (a)	2,531
48	Fossil, Inc. (a)	1,599

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Textiles, Apparel & Luxury Goods — Continued
130	Jones Apparel Group, Inc.	2,085
18	Phillips-Van Heusen Corp.	739
		9,021
	Total Consumer Discretionary	107,727
	Consumer Staples — 4.6%
	Beverages — 0.4%
88	Coca-Cola Enterprises, Inc.	1,870
31	Constellation Brands, Inc., Class A (a)	497
6	Dr. Pepper Snapple Group, Inc.	164
		2,531
	Food & Staples Retailing — 0.7%
953	Rite Aid Corp. (a)	1,440
121	SUPERVALU, Inc.	1,536
42	SYSCO Corp.	1,173
		4,149
	Food Products — 2.0%
17	Archer-Daniels-Midland Co.	523
44	Dean Foods Co. (a)	792
169	Del Monte Foods Co.	1,914
78	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	1,713
30	Kraft Foods, Inc., Class A	825
27	Lancaster Colony Corp.	1,325
34	Sanderson Farms, Inc.	1,436
201	Sara Lee Corp.	2,453
141	Tyson Foods, Inc., Class A	1,735
		12,716
	Household Products — 0.0% (g)
3	Kimberly-Clark Corp.	197
	Personal Products — 0.9%
102	Bare Escentuals, Inc. (a)	1,244
25	Estee Lauder Cos., Inc. (The), Class A	1,210
51	Herbalife Ltd., (Cayman Islands)	2,072
19	NBTY, Inc. (a)	823
15	Nu Skin Enterprises, Inc., Class A	404
		5,753
	Tobacco — 0.6%
43	Reynolds American, Inc.	2,257
34	Universal Corp.	1,555
		3,812
	Total Consumer Staples	29,158
	Energy — 6.9%
	Energy Equipment & Services — 2.9%
5	Diamond Offshore Drilling, Inc.	491
26	Dresser-Rand Group, Inc. (a)	814
21	Exterran Holdings, Inc. (a)	440
214	Global Industries Ltd. (a)	1,523
43	Gulfmark Offshore, Inc. (a)	1,226
17	Nabors Industries Ltd., (Bermuda) (a)	367
43	National Oilwell Varco, Inc.	1,887
53	Noble Corp., (Switzerland)	2,152
54	Oil States International, Inc. (a)	2,140
55	Pride International, Inc. (a)	1,739
85	Rowan Cos., Inc. (a)	1,935
12	Tidewater, Inc.	560
4	Transocean Ltd., (Switzerland) (a)	320
71	Unit Corp. (a)	2,997
		18,591
	Oil, Gas & Consumable Fuels — 4.0%
47	Berry Petroleum Co., Class A	1,370
32	Cabot Oil & Gas Corp.	1,397
37	ConocoPhillips	1,907
225	El Paso Corp.	2,211
24	Hess Corp.	1,429
52	Newfield Exploration Co. (a)	2,506
13	Noble Energy, Inc.	893
20	Occidental Petroleum Corp.	1,611
29	Peabody Energy Corp.	1,331
10	Pioneer Natural Resources Co.	484
96	Quicksilver Resources, Inc. (a)	1,443
67	St. Mary Land & Exploration Co.	2,284
78	Tesoro Corp.	1,057
43	Williams Cos., Inc. (The)	907
99	World Fuel Services Corp.	2,642
43	XTO Energy, Inc.	2,004
		25,476
	Total Energy	44,067
	Financials — 9.1%
	Capital Markets — 0.9%
60	American Capital Ltd. (a)	147
16	Ameriprise Financial, Inc.	638
45	Apollo Investment Corp.	432
41	Bank of New York Mellon Corp. (The)	1,138
10	Goldman Sachs Group, Inc. (The)	1,753
1	Jefferies Group, Inc. (a)	18
8	Northern Trust Corp.	439

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Capital Markets — Continued
25		State Street Corp.	1,068
			5,633
		Commercial Banks — 1.7%
79		Associated Banc-Corp.	873
10		Bank of Hawaii Corp.	458
26		BOK Financial Corp.	1,214
17		Commerce Bancshares, Inc.	639
—	(h)	FirstMerit Corp.	—	(h)
18		M&T Bank Corp.	1,217
13		PNC Financial Services Group, Inc.	680
31		Prosperity Bancshares, Inc.	1,239
16		SVB Financial Group (a)	684
49		TCF Financial Corp.	666
65		Trustmark Corp.	1,475
61		United Bankshares, Inc.	1,219
28		Wells Fargo & Co.	749
			11,113
		Consumer Finance — 0.6%
67		AmeriCredit Corp. (a)	1,280
36		Cash America International, Inc.	1,244
122		SLM Corp. (a)	1,377
			3,901
		Diversified Financial Services — 0.1%
27		MSCI, Inc., Class A (a)	854
		Insurance — 5.1%
25		ACE Ltd., (Switzerland) (a)	1,250
32		Aflac, Inc.	1,488
36		Allied World Assurance Co. Holdings Ltd., (Bermuda)	1,668
5		Allstate Corp. (The)	150
56		American Financial Group, Inc.	1,391
20		Arch Capital Group Ltd., (Bermuda) (a)	1,431
59		Aspen Insurance Holdings Ltd., (Bermuda)	1,501
40		Assurant, Inc.	1,175
14		Chubb Corp.	687
62		CNA Financial Corp. (a)	1,484
198		Conseco, Inc. (a)	992
61		Delphi Financial Group, Inc., Class A	1,355
43		Endurance Specialty Holdings Ltd., (Bermuda)	1,587
16		Everest Re Group Ltd., (Bermuda)	1,347
36		Hartford Financial Services Group, Inc.	844
32		HCC Insurance Holdings, Inc.	888
85		Montpelier Re Holdings Ltd., (Bermuda)	1,469
18		PartnerRe Ltd., (Bermuda)	1,339
44		Platinum Underwriters Holdings Ltd., (Bermuda)	1,684
25		ProAssurance Corp. (a)	1,331
63		Protective Life Corp.	1,050
28		Prudential Financial, Inc.	1,375
29		RenaissanceRe Holdings Ltd., (Bermuda)	1,554
10		StanCorp Financial Group, Inc.	408
21		Transatlantic Holdings, Inc.	1,090
11		Unum Group	214
88		XL Capital Ltd., (Bermuda), Class A	1,616
			32,368
		Real Estate Investment Trusts (REITs) — 0.5%
17		AMB Property Corp.	425
14		Liberty Property Trust	449
19		Macerich Co. (The)	677
13		Mack-Cali Realty Corp.	452
7		Taubman Centers, Inc.	257
9		Vornado Realty Trust	636
			2,896
		Thrifts & Mortgage Finance — 0.2%
105		New York Community Bancorp, Inc.	1,522
		Total Financials	58,287
		Health Care — 11.2%
		Biotechnology — 1.3%
77		Alkermes, Inc. (a)	728
33		Amgen, Inc. (a)	1,880
27		Amylin Pharmaceuticals, Inc. (a)	386
11		Biogen Idec, Inc. (a)	591
30		Cephalon, Inc. (a)	1,868
33		Cubist Pharmaceuticals, Inc. (a)	625
61		Isis Pharmaceuticals, Inc. (a)	681
72		PDL BioPharma, Inc.	491
37		Regeneron Pharmaceuticals, Inc. (a)	905
			8,155
		Health Care Equipment & Supplies — 2.0%
42		Align Technology, Inc. (a)	741
106		American Medical Systems Holdings, Inc. (a)	2,053
15		CareFusion Corp. (a)	368
81		ev3, Inc. (a)	1,083
21		Hill-Rom Holdings, Inc.	508
109		Hologic, Inc. (a)	1,581
38		Hospira, Inc. (a)	1,948
34		Integra LifeSciences Holdings Corp. (a)	1,234
25		Inverness Medical Innovations, Inc. (a)	1,055

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Health Care Equipment & Supplies — Continued
52	Kinetic Concepts, Inc. (a)	1,945
		12,516
	Health Care Providers & Services — 4.7%
59	Amedisys, Inc. (a)	2,868
76	AmerisourceBergen Corp.	1,988
98	Centene Corp. (a)	2,079
61	Community Health Systems, Inc. (a)	2,184
92	Coventry Health Care, Inc. (a)	2,229
66	Health Management Associates, Inc., Class A (a)	478
78	Health Net, Inc. (a)	1,815
101	Healthsouth Corp. (a)	1,898
118	Healthspring, Inc. (a)	2,078
52	Humana, Inc. (a)	2,283
15	McKesson Corp.	954
16	Medco Health Solutions, Inc. (a)	1,042
79	Omnicare, Inc.	1,901
40	PSS World Medical, Inc. (a)	895
230	Tenet Healthcare Corp. (a)	1,242
13	UnitedHealth Group, Inc.	389
31	WellCare Health Plans, Inc. (a)	1,152
37	WellPoint, Inc. (a)	2,140
		29,615
	Life Sciences Tools & Services — 0.2%
27	Life Technologies Corp. (a)	1,394
	Pharmaceuticals — 3.0%
53	Eli Lilly & Co.	1,901
101	Endo Pharmaceuticals Holdings, Inc. (a)	2,076
84	Forest Laboratories, Inc. (a)	2,685
162	King Pharmaceuticals, Inc. (a)	1,987
86	Medicis Pharmaceutical Corp., Class A	2,330
73	Mylan, Inc. (a)	1,348
27	Perrigo Co.	1,056
132	Pfizer, Inc.	2,395
41	Salix Pharmaceuticals Ltd. (a)	1,031
67	Valeant Pharmaceuticals International (a)	2,126
12	Watson Pharmaceuticals, Inc. (a)	466
		19,401
	Total Health Care	71,081
	Industrials — 13.9%
	Aerospace & Defense — 2.6%
21	Alliant Techsystems, Inc. (a)	1,862
33	Cubic Corp.	1,217
32	Esterline Technologies Corp. (a)	1,310
29	General Dynamics Corp.	2,001
39	ITT Corp.	1,940
26	L-3 Communications Holdings, Inc.	2,227
18	Lockheed Martin Corp.	1,341
35	Northrop Grumman Corp.	1,962
64	Orbital Sciences Corp. (a)	976
34	Raytheon Co.	1,765
		16,601
	Air Freight & Logistics — 0.8%
25	C.H. Robinson Worldwide, Inc.	1,440
9	FedEx Corp.	756
23	United Parcel Service, Inc., Class B	1,295
104	UTi Worldwide, Inc., (United Kingdom)	1,484
		4,975
	Airlines — 0.8%
298	AirTran Holdings, Inc. (a)	1,555
56	Alaska Air Group, Inc. (a)	1,928
42	Allegiant Travel Co. (a)	1,964
		5,447
	Building Products — 0.6%
47	Armstrong World Industries, Inc. (a)	1,824
155	Masco Corp.	2,137
		3,961
	Commercial Services & Supplies — 0.7%
21	Brink’s Co. (The)	520
16	HNI Corp.	449
46	Pitney Bowes, Inc.	1,054
104	R.R. Donnelley & Sons Co.	2,312
		4,335
	Construction & Engineering — 1.7%
95	EMCOR Group, Inc. (a)	2,559
10	Fluor Corp.	430
107	KBR, Inc.	2,025
72	Shaw Group, Inc. (The) (a)	2,074
99	Tutor Perini Corp. (a)	1,794
42	URS Corp. (a)	1,871
		10,753
	Electrical Equipment — 1.2%
11	Cooper Industries Ltd., Class A	449
89	EnerSys (a)	1,945
49	General Cable Corp. (a)	1,448
39	Hubbell, Inc., Class B	1,866
62	Thomas & Betts Corp. (a)	2,232
		7,940

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Industrial Conglomerates — 0.6%
49	Carlisle Cos., Inc.	1,670
54	Tyco International Ltd., (Switzerland) (a)	1,915
		3,585
	Machinery — 2.6%
51	Bucyrus International, Inc.	2,884
44	Crane Co.	1,352
20	Illinois Tool Works, Inc.	953
46	Ingersoll-Rand plc, (Ireland)	1,653
31	Joy Global, Inc.	1,622
11	Lincoln Electric Holdings, Inc.	597
51	Navistar International Corp. (a)	1,961
60	Oshkosh Corp.	2,207
3	Snap-On, Inc.	116
35	SPX Corp.	1,936
14	Timken Co.	324
10	Valmont Industries, Inc.	764
		16,369
	Marine — 0.2%
39	Kirby Corp. (a)	1,366
	Professional Services — 0.3%
25	Manpower, Inc.	1,361
6	Watson Wyatt Worldwide, Inc., Class A	279
		1,640
	Road & Rail — 1.5%
168	Avis Budget Group, Inc. (a)	2,203
56	Con-way, Inc.	1,965
32	CSX Corp.	1,552
162	Hertz Global Holdings, Inc. (a)	1,931
11	Landstar System, Inc.	428
70	Werner Enterprises, Inc.	1,376
		9,455
	Trading Companies & Distributors — 0.3%
80	WESCO International, Inc. (a)	2,147
	Total Industrials	88,574
	Information Technology — 17.6%
	Communications Equipment — 2.1%
251	ADC Telecommunications, Inc. (a)	1,559
199	Arris Group, Inc. (a)	2,272
71	CommScope, Inc. (a)	1,887
55	Harris Corp.	2,633
62	InterDigital, Inc. (a)	1,644
61	Plantronics, Inc.	1,574
89	Tekelec (a)	1,365
64	Tellabs, Inc. (a)	361
		13,295
	Computers & Peripherals — 2.3%
63	Diebold, Inc.	1,791
64	Lexmark International, Inc., Class A (a)	1,663
45	NetApp, Inc. (a)	1,542
84	SanDisk Corp. (a)	2,442
121	Seagate Technology, (Cayman Islands)	2,203
169	STEC, Inc. (a)	2,768
10	Synaptics, Inc. (a)	297
52	Western Digital Corp. (a)	2,292
		14,998
	Electronic Equipment, Instruments & Components — 2.8%
88	Avnet, Inc. (a)	2,655
97	Benchmark Electronics, Inc. (a)	1,837
250	Celestica, Inc., (Canada) (a)	2,362
296	Flextronics International Ltd., (Singapore) (a)	2,167
129	Ingram Micro, Inc., Class A (a)	2,243
129	Jabil Circuit, Inc.	2,234
51	SYNNEX Corp. (a)	1,556
56	Tech Data Corp. (a)	2,610
		17,664
	Internet Software & Services — 0.4%
6	AOL, Inc. (a)	134
171	EarthLink, Inc.	1,420
133	ValueClick, Inc. (a)	1,348
		2,902
	IT Services — 3.5%
12	Accenture plc, (Ireland), Class A	518
17	Amdocs Ltd., (United Kingdom) (a)	497
106	Broadridge Financial Solutions, Inc.	2,390
24	CACI International, Inc., Class A (a)	1,175
50	Computer Sciences Corp. (a)	2,880
146	Convergys Corp. (a)	1,567
9	DST Systems, Inc. (a)	399
40	Euronet Worldwide, Inc. (a)	886
16	Fidelity National Information Services, Inc.	375
26	Global Payments, Inc.	1,391
26	Hewitt Associates, Inc., Class A (a)	1,095
32	Lender Processing Services, Inc.	1,282
52	NeuStar, Inc., Class A (a)	1,192
83	SAIC, Inc. (a)	1,573
57	Unisys Corp. (a)	2,191

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	IT Services — Continued
83	VeriFone Holdings, Inc. (a)	1,367
51	Wright Express Corp. (a)	1,616
		22,394
	Office Electronics — 0.3%
198	Xerox Corp.	1,679
	Semiconductors & Semiconductor Equipment — 3.5%
334	Amkor Technology, Inc. (a)	2,389
47	Atheros Communications, Inc. (a)	1,599
185	Cypress Semiconductor Corp. (a)	1,958
133	Fairchild Semiconductor International, Inc. (a)	1,325
290	Integrated Device Technology, Inc. (a)	1,873
30	Intersil Corp., Class A	467
292	LSI Corp. (a)	1,756
94	Marvell Technology Group Ltd., (Bermuda) (a)	1,960
247	Micron Technology, Inc. (a)	2,608
13	ON Semiconductor Corp. (a)	118
366	RF Micro Devices, Inc. (a)	1,746
21	Silicon Laboratories, Inc. (a)	1,035
51	STMicroelectronics N.V., (Switzerland), ADR	471
82	Tessera Technologies, Inc. (a)	1,918
233	TriQuint Semiconductor, Inc. (a)	1,395
		22,618
	Software — 2.7%
85	CA, Inc.	1,901
265	Cadence Design Systems, Inc. (a)	1,585
65	Fair Isaac Corp.	1,393
41	Net 1 UEPS Technologies, Inc., (South Africa) (a)	806
390	Novell, Inc. (a)	1,617
29	Pegasystems, Inc.	973
107	Quest Software, Inc. (a)	1,969
45	Rovi Corp. (a)	1,439
101	Symantec Corp. (a)	1,799
25	Synopsys, Inc. (a)	552
152	TIBCO Software, Inc. (a)	1,466
85	Websense, Inc. (a)	1,486
		16,986
	Total Information Technology	112,536
	Materials — 6.2%
	Chemicals — 2.6%
50	Ashland, Inc.	1,983
72	Cabot Corp.	1,881
16	Celanese Corp., Class A	510
30	Eastman Chemical Co.	1,824
65	H.B. Fuller Co.	1,490
47	Huntsman Corp.	526
29	Lubrizol Corp.	2,131
14	Nalco Holding Co.	355
18	NewMarket Corp.	2,119
67	OM Group, Inc. (a)	2,090
74	RPM International, Inc.	1,510
16	Valspar Corp.	446
		16,865
	Containers & Packaging — 1.2%
56	Owens-Illinois, Inc. (a)	1,856
63	Pactiv Corp. (a)	1,529
37	Rock-Tenn Co., Class A	1,882
27	Silgan Holdings, Inc.	1,569
27	Temple-Inland, Inc.	571
		7,407
	Metals & Mining — 1.9%
31	AK Steel Holding Corp.	663
126	Commercial Metals Co.	1,971
20	Freeport-McMoRan Copper & Gold, Inc. (a)	1,604
14	Newmont Mining Corp.	639
56	Reliance Steel & Aluminum Co.	2,401
21	Schnitzer Steel Industries, Inc., Class A	990
51	Steel Dynamics, Inc.	907
20	Walter Energy, Inc.	1,479
115	Worthington Industries, Inc.	1,500
		12,154
	Paper & Forest Products — 0.5%
35	Domtar Corp., (Canada) (a)	1,948
35	International Paper Co.	943
		2,891
	Total Materials	39,317
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.6%
60	AT&T, Inc.	1,694
510	Qwest Communications International, Inc.	2,146
21	tw telecom, inc. (a)	367
		4,207
	Wireless Telecommunication Services — 0.7%
56	Crown Castle International Corp. (a)	2,181
29	Leap Wireless International, Inc. (a)	501
442	Sprint Nextel Corp. (a)	1,619
		4,301
	Total Telecommunication Services	8,508

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Utilities — 5.7%
	Electric Utilities — 1.8%
53	Edison International	1,828
40	FirstEnergy Corp.	1,850
147	NV Energy, Inc.	1,820
83	Pepco Holdings, Inc.	1,399
54	Pinnacle West Capital Corp.	1,989
107	PNM Resources, Inc.	1,355
44	UniSource Energy Corp.	1,426
		11,667
	Gas Utilities — 0.7%
44	ONEOK, Inc.	1,982
28	Southwest Gas Corp.	806
77	UGI Corp.	1,860
		4,648
	Independent Power Producers & Energy Traders — 1.3%
130	AES Corp. (The) (a)	1,735
74	Constellation Energy Group, Inc.	2,612
146	Mirant Corp. (a)	2,235
70	NRG Energy, Inc. (a)	1,646
		8,228
	Multi-Utilities — 1.8%
73	Ameren Corp.	2,047
61	CenterPoint Energy, Inc.	883
139	CMS Energy Corp.	2,184
49	DTE Energy Co.	2,157
74	MDU Resources Group, Inc.	1,752
17	NiSource, Inc.	257
10	PG&E Corp.	429
51	Public Service Enterprise Group, Inc.	1,687
		11,396
	Water Utilities — 0.1%
23	American Water Works Co., Inc.	516
	Total Utilities	36,455
	Total Common Stocks (Cost $470,302)	595,710
Short-Term Investment — 4.8%
	Investment Company — 4.8%
30,808	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $30,808)	30,808
	Total Investments — 98.2% (Cost $501,110)	626,518
	Other Assets in Excess of Liabilities — 1.8%	11,579
	NET ASSETS — 100.0%	$638,097
Short Positions — 93.3%
	Common Stocks — 93.3%
	Consumer Discretionary — 12.3%
	Auto Components — 0.3%
60	BorgWarner, Inc.	1,983
	Automobiles — 0.4%
91	Harley-Davidson, Inc.	2,296
	Distributors — 0.3%
87	LKQ Corp. (a)	1,714
	Diversified Consumer Services — 1.0%
48	Brink’s Home Security Holdings, Inc. (a)	1,571
34	H&R Block, Inc.	765
125	Sotheby’s	2,820
7	Strayer Education, Inc.	1,482
		6,638
	Hotels, Restaurants & Leisure — 2.8%
101	Burger King Holdings, Inc.	1,910
22	Gaylord Entertainment Co. (a)	427
18	International Game Technology	346
66	Las Vegas Sands Corp. (a)	981
18	McDonald’s Corp.	1,118
158	MGM Mirage (a)	1,437
87	Royal Caribbean Cruises Ltd. (a)	2,195
63	Starwood Hotels & Resorts Worldwide, Inc.	2,310
38	Vail Resorts, Inc. (a)	1,455
412	Wendy’s/Arby’s Group, Inc., Class A	1,931
31	Wynn Resorts Ltd.	1,784
60	Yum! Brands, Inc.	2,100
		17,994
	Household Durables — 0.9%
56	Harman International Industries, Inc.	1,992
63	Lennar Corp., Class A	802
78	Pulte Homes, Inc. (a)	776
100	Toll Brothers, Inc. (a)	1,880
		5,450
	Leisure Equipment & Products — 0.5%
155	Brunswick Corp.	1,966
327	Eastman Kodak Co. (a)	1,379
		3,345
	Media — 2.2%
53	Central European Media Enterprises Ltd., (Bermuda), Class A (a)	1,249
78	Discovery Communications, Inc., Class A (a)	2,387
60	DreamWorks Animation SKG, Inc., Class A (a)	2,403
36	Interactive Data Corp.	899

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Media — Continued
85	Lamar Advertising Co., Class A (a)	2,631
15	Meredith Corp.	470
32	Morningstar, Inc. (a)	1,542
266	Sirius XM Radio, Inc. (a)	160
64	Walt Disney Co. (The)	2,068
		13,809
	Multiline Retail — 0.3%
27	99 Cents Only Stores (a)	352
261	Saks, Inc. (a)	1,711
		2,063
	Specialty Retail — 2.7%
67	Abercrombie & Fitch Co., Class A	2,335
118	American Eagle Outfitters, Inc.	1,997
72	CarMax, Inc. (a)	1,753
14	Children’s Place Retail Stores, Inc. (The) (a)	447
9	Guess?, Inc.	369
60	Home Depot, Inc.	1,724
15	J Crew Group, Inc. (a)	671
89	Lowe’s Cos., Inc.	2,071
49	O’Reilly Automotive, Inc. (a)	1,867
33	Tiffany & Co.	1,437
72	Urban Outfitters, Inc. (a)	2,502
		17,173
	Textiles, Apparel & Luxury Goods — 0.9%
9	Columbia Sportswear Co.	367
29	Nike, Inc., Class B	1,924
11	Under Armour, Inc., Class A (a)	303
21	V.F. Corp.	1,504
66	Wolverine World Wide, Inc.	1,810
		5,908
	Total Consumer Discretionary	78,373
	Consumer Staples — 5.6%
	Beverages — 0.9%
10	Brown-Forman Corp., Class B	527
60	Central European Distribution Corp., (Poland) (a)	1,699
41	Coca-Cola Co. (The)	2,311
26	Hansen Natural Corp. (a)	980
		5,517
	Food & Staples Retailing — 1.3%
47	BJ’s Wholesale Club, Inc. (a)	1,546
35	Costco Wholesale Corp.	2,052
12	CVS/Caremark Corp.	375
89	Kroger Co. (The)	1,825
57	Ruddick Corp.	1,472
50	Safeway, Inc.	1,075
		8,345
	Food Products — 2.3%
6	Bunge Ltd.	399
38	Campbell Soup Co.	1,299
24	ConAgra Foods, Inc.	555
71	Corn Products International, Inc.	2,077
84	Flowers Foods, Inc.	2,004
5	Green Mountain Coffee Roasters, Inc. (a)	406
34	JM Smucker Co. (The)	2,088
34	Kellogg Co.	1,810
21	Ralcorp Holdings, Inc. (a)	1,269
70	Smithfield Foods, Inc. (a)	1,068
40	TreeHouse Foods, Inc. (a)	1,560
		14,535
	Household Products — 0.8%
34	Church & Dwight Co., Inc.	2,036
16	Colgate-Palmolive Co.	1,349
31	Energizer Holdings, Inc. (a)	1,897
		5,282
	Personal Products — 0.3%
62	Avon Products, Inc.	1,945
7	Mead Johnson Nutrition Co., Class A	308
		2,253
	Total Consumer Staples	35,932
	Energy — 7.0%
	Energy Equipment & Services — 2.3%
23	Baker Hughes, Inc.	935
47	Dril-Quip, Inc. (a)	2,665
40	Helmerich & Payne, Inc.	1,581
122	Key Energy Services, Inc. (a)	1,068
38	Schlumberger Ltd.	2,503
69	Smith International, Inc.	1,867
71	Superior Energy Services, Inc. (a)	1,720
117	Weatherford International Ltd., (Switzerland) (a)	2,103
		14,442
	Oil, Gas & Consumable Fuels — 4.7%
19	Alpha Natural Resources, Inc. (a)	822
22	Anadarko Petroleum Corp.	1,367
21	Arch Coal, Inc.	464
13	Bill Barrett Corp. (a)	412
49	Cimarex Energy Co.	2,602

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
13	CNX Gas Corp. (a)	394
22	Comstock Resources, Inc. (a)	879
33	Concho Resources, Inc. (a)	1,485
24	Continental Resources, Inc. (a)	1,030
68	Forest Oil Corp. (a)	1,502
55	Goodrich Petroleum Corp. (a)	1,334
18	Mariner Energy, Inc. (a)	210
24	Nordic American Tanker Shipping, (Bermuda)	709
83	Patriot Coal Corp. (a)	1,277
64	Penn Virginia Corp.	1,359
99	PetroHawk Energy Corp. (a)	2,374
33	Plains Exploration & Production Co. (a)	916
26	Range Resources Corp.	1,310
133	Spectra Energy Corp.	2,720
44	Sunoco, Inc.	1,135
44	Teekay Corp., (Canada)	1,016
54	Valero Energy Corp.	913
107	W&T Offshore, Inc.	1,256
37	Whiting Petroleum Corp. (a)	2,626
		30,112
	Total Energy	44,554
	Financials — 11.2%
	Capital Markets — 3.0%
5	Affiliated Managers Group, Inc. (a)	351
99	Charles Schwab Corp. (The)	1,869
1,296	E*Trade Financial Corp. (a)	2,267
22	Greenhill & Co., Inc.	1,798
84	Invesco Ltd.	1,968
146	Janus Capital Group, Inc.	1,960
35	KBW, Inc. (a)	970
64	Legg Mason, Inc.	1,931
33	Morgan Stanley	974
31	Piper Jaffray Cos. (a)	1,550
29	Stifel Financial Corp. (a)	1,715
17	T. Rowe Price Group, Inc.	909
26	TD AMERITRADE Holding Corp. (a)	497
		18,759
	Commercial Banks — 3.2%
469	CapitalSource, Inc.	1,861
203	Fifth Third Bancorp	1,975
151	First Horizon National Corp. (a)	2,022
124	Glacier Bancorp, Inc.	1,701
477	Huntington Bancshares, Inc.	1,741
324	KeyCorp	1,797
280	Marshall & Ilsley Corp.	1,527
33	PrivateBancorp, Inc.	297
309	Regions Financial Corp.	1,637
13	Signature Bank (a)	426
75	SunTrust Banks, Inc.	1,516
997	Synovus Financial Corp.	2,043
3	Wilmington Trust Corp.	34
154	Zions Bancorp	1,975
		20,552
	Diversified Financial Services — 0.8%
19	Bank of America Corp.	288
4	CME Group, Inc.	1,253
17	IntercontinentalExchange, Inc. (a)	1,905
71	Moody’s Corp.	1,910
		5,356
	Insurance — 2.2%
51	AON Corp.	1,960
91	Arthur J. Gallagher & Co.	2,050
58	Brown & Brown, Inc.	1,042
16	Cincinnati Financial Corp.	421
38	Genworth Financial, Inc., Class A (a)	428
10	Hanover Insurance Group, Inc. (The)	445
6	Markel Corp. (a)	2,050
19	Marsh & McLennan Cos., Inc.	431
177	Old Republic International Corp.	1,782
37	Reinsurance Group of America, Inc.	1,741
58	Zenith National Insurance Corp.	1,712
		14,062
	Real Estate Investment Trusts (REITs) — 0.7%
11	Boston Properties, Inc.	738
51	DCT Industrial Trust, Inc.	254
22	Home Properties, Inc.	1,037
32	Kimco Realty Corp.	431
75	ProLogis	1,032
14	Regency Centers Corp.	477
30	UDR, Inc.	501
		4,470
	Real Estate Management & Development — 0.1%
64	Brookfield Properties Corp., (Canada)	780
	Thrifts & Mortgage Finance — 1.2%
158	Astoria Financial Corp.	1,958
146	First Niagara Financial Group, Inc.	2,029
41	Ocwen Financial Corp. (a)	397
104	People’s United Financial, Inc.	1,734

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Thrifts & Mortgage Finance — Continued
85	Washington Federal, Inc.	1,653
		7,771
	Total Financials	71,750
	Health Care — 10.7%
	Biotechnology — 1.9%
33	Acorda Therapeutics, Inc. (a)	825
44	AMAG Pharmaceuticals, Inc. (a)	1,689
37	Genzyme Corp. (a)	1,809
33	Human Genome Sciences, Inc. (a)	1,000
31	Myriad Genetics, Inc. (a)	798
29	OSI Pharmaceuticals, Inc. (a)	890
87	Savient Pharmaceuticals, Inc. (a)	1,187
58	United Therapeutics Corp. (a)	3,061
18	Vertex Pharmaceuticals, Inc. (a)	754
		12,013
	Health Care Equipment & Supplies — 3.4%
14	Alcon, Inc., (Switzerland)	2,234
31	Baxter International, Inc.	1,807
13	Cooper Cos., Inc. (The)	498
69	DENTSPLY International, Inc.	2,421
29	Edwards Lifesciences Corp. (a)	2,516
6	Haemonetics Corp. (a)	351
54	Masimo Corp. (a)	1,651
69	Meridian Bioscience, Inc.	1,489
12	St. Jude Medical, Inc. (a)	440
37	Stryker Corp.	1,844
70	Thoratec Corp. (a)	1,886
10	Varian Medical Systems, Inc. (a)	482
45	West Pharmaceutical Services, Inc.	1,759
38	Zimmer Holdings, Inc. (a)	2,272
		21,650
	Health Care Providers & Services — 2.1%
79	AMERIGROUP Corp. (a)	2,135
95	Brookdale Senior Living, Inc. (a)	1,727
19	Chemed Corp.	915
19	CIGNA Corp.	665
6	Express Scripts, Inc. (a)	490
30	Henry Schein, Inc. (a)	1,582
36	Owens & Minor, Inc.	1,561
77	Patterson Cos., Inc. (a)	2,151
57	Psychiatric Solutions, Inc. (a)	1,214
52	VCA Antech, Inc. (a)	1,291
		13,731
	Health Care Technology — 1.5%
96	Allscripts-Misys Healthcare Solutions, Inc. (a)	1,942
51	athenahealth, Inc. (a)	2,301
30	Cerner Corp. (a)	2,468
126	Eclipsys Corp. (a)	2,325
11	Quality Systems, Inc.	689
		9,725
	Life Sciences Tools & Services — 1.4%
13	Charles River Laboratories International, Inc. (a)	435
39	Covance, Inc. (a)	2,109
23	Dionex Corp. (a)	1,715
93	Parexel International Corp. (a)	1,305
63	Pharmaceutical Product Development, Inc.	1,482
26	Techne Corp.	1,752
		8,798
	Pharmaceuticals — 0.4%
8	Abbott Laboratories	444
61	Auxilium Pharmaceuticals, Inc. (a)	1,836
		2,280
	Total Health Care	68,197
	Industrials — 16.7%
	Aerospace & Defense — 1.3%
32	Boeing Co.	1,724
46	Curtiss-Wright Corp.	1,432
27	Hexcel Corp. (a)	351
21	Precision Castparts Corp.	2,354
124	Spirit Aerosystems Holdings, Inc., Class A (a)	2,459
		8,320
	Airlines — 1.4%
185	AMR Corp. (a)	1,433
163	Continental Airlines, Inc., Class B (a)	2,919
145	Delta Air Lines, Inc. (a)	1,648
67	JetBlue Airways Corp. (a)	368
230	Southwest Airlines Co.	2,633
		9,001
	Building Products — 0.5%
60	Simpson Manufacturing Co., Inc.	1,625
132	USG Corp. (a)	1,851
		3,476
	Commercial Services & Supplies — 2.7%
31	Clean Harbors, Inc. (a)	1,855
52	Copart, Inc. (a)	1,916
89	Corrections Corp. of America (a)	2,193
112	Covanta Holding Corp. (a)	2,025

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Commercial Services & Supplies — Continued
51	GEO Group, Inc. (The) (a)	1,115
58	Iron Mountain, Inc. (a)	1,318
81	Republic Services, Inc.	2,299
30	Stericycle, Inc. (a)	1,675
60	Waste Connections, Inc. (a)	2,015
28	Waste Management, Inc.	931
		17,342
	Construction & Engineering — 0.2%
45	Quanta Services, Inc. (a)	935
	Electrical Equipment — 2.1%
52	American Superconductor Corp. (a)	2,118
48	AMETEK, Inc.	1,854
69	Baldor Electric Co.	1,950
14	First Solar, Inc. (a)	1,923
22	Rockwell Automation, Inc.	1,046
27	Roper Industries, Inc.	1,420
34	SunPower Corp., Class A (a)	806
86	Woodward Governor Co.	2,223
		13,340
	Industrial Conglomerates — 0.7%
8	3M Co.	622
119	General Electric Co.	1,802
107	Textron, Inc.	2,007
		4,431
	Machinery — 4.5%
83	Actuant Corp., Class A	1,546
63	AGCO Corp. (a)	2,026
39	Caterpillar, Inc.	2,215
52	CLARCOR, Inc.	1,690
37	Deere & Co.	2,003
18	Donaldson Co., Inc.	785
40	ESCO Technologies, Inc.	1,420
67	Graco, Inc.	1,921
59	Kaydon Corp.	2,120
67	Kennametal, Inc.	1,746
171	Manitowoc Co., Inc. (The)	1,702
7	Middleby Corp. (a)	321
33	Nordson Corp.	2,009
57	PACCAR, Inc.	2,071
30	Parker Hannifin Corp.	1,623
15	Pentair, Inc.	483
86	Terex Corp. (a)	1,704
36	Wabtec Corp.	1,458
		28,843
	Professional Services — 1.3%
15	Dun & Bradstreet Corp.	1,276
48	Equifax, Inc.	1,485
37	IHS, Inc., Class A (a)	2,046
117	Monster Worldwide, Inc. (a)	2,029
59	Robert Half International, Inc.	1,572
		8,408
	Road & Rail — 1.4%
32	Genesee & Wyoming, Inc., Class A (a)	1,053
40	Heartland Express, Inc.	605
45	J.B. Hunt Transport Services, Inc.	1,450
85	Kansas City Southern (a)	2,825
14	Norfolk Southern Corp.	733
46	Old Dominion Freight Line, Inc. (a)	1,417
21	Ryder System, Inc.	870
		8,953
	Trading Companies & Distributors — 0.6%
10	Applied Industrial Technologies, Inc.	211
56	Fastenal Co.	2,347
26	Watsco, Inc.	1,260
		3,818
	Total Industrials	106,867
	Information Technology — 14.5%
	Communications Equipment — 1.5%
64	Adtran, Inc.	1,434
108	Ciena Corp. (a)	1,172
38	Comtech Telecommunications Corp. (a)	1,331
78	Juniper Networks, Inc. (a)	2,084
159	Palm, Inc. (a)	1,592
61	Polycom, Inc. (a)	1,529
28	Riverbed Technology, Inc. (a)	638
		9,780
	Computers & Peripherals — 0.3%
36	Dell, Inc. (a)	523
59	QLogic Corp. (a)	1,112
		1,635
	Electronic Equipment, Instruments & Components — 1.4%
46	Amphenol Corp., Class A	2,145
37	Corning, Inc.	711
31	Itron, Inc. (a)	2,073
61	National Instruments Corp.	1,809
82	Trimble Navigation Ltd. (a)	2,071
		8,809

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Internet Software & Services — 1.8%
86	Akamai Technologies, Inc. (a)	2,177
93	eBay, Inc. (a)	2,185
4	Google, Inc., Class A (a)	2,368
73	IAC/InterActiveCorp. (a)	1,489
51	j2 Global Communications, Inc. (a)	1,029
22	Rackspace Hosting, Inc. (a)	455
100	Yahoo!, Inc. (a)	1,677
		11,380
	IT Services — 1.5%
8	Alliance Data Systems Corp. (a)	538
22	Automatic Data Processing, Inc.	938
109	Cybersource Corp. (a)	2,183
88	Gartner, Inc. (a)	1,579
58	Paychex, Inc.	1,787
192	Sapient Corp. (a)	1,591
1	SRA International, Inc., Class A (a)	10
29	Total System Services, Inc.	502
9	Visa, Inc., Class A	756
		9,884
	Office Electronics — 0.2%
39	Zebra Technologies Corp., Class A (a)	1,113
	Semiconductors & Semiconductor Equipment — 4.2%
88	Advanced Micro Devices, Inc. (a)	848
95	Altera Corp.	2,155
67	Analog Devices, Inc.	2,116
157	Applied Materials, Inc.	2,195
407	Atmel Corp. (a)	1,877
51	Cymer, Inc. (a)	1,965
85	FormFactor, Inc. (a)	1,841
25	Hittite Microwave Corp. (a)	1,027
27	Intel Corp.	544
40	KLA-Tencor Corp.	1,457
60	Lam Research Corp. (a)	2,337
33	Linear Technology Corp.	998
94	Maxim Integrated Products, Inc.	1,910
141	MEMC Electronic Materials, Inc. (a)	1,920
19	Microchip Technology, Inc.	562
32	National Semiconductor Corp.	489
32	PMC-Sierra, Inc. (a)	277
57	Varian Semiconductor Equipment Associates, Inc. (a)	2,035
		26,553
	Software — 3.6%
14	Activision Blizzard, Inc. (a)	154
47	Adobe Systems, Inc. (a)	1,738
54	ANSYS, Inc. (a)	2,326
17	Blackboard, Inc. (a)	793
50	Citrix Systems, Inc. (a)	2,068
40	Concur Technologies, Inc. (a)	1,728
52	Electronic Arts, Inc. (a)	926
86	Informatica Corp. (a)	2,231
11	McAfee, Inc. (a)	460
89	Parametric Technology Corp. (a)	1,459
44	Red Hat, Inc. (a)	1,366
75	SolarWinds, Inc. (a)	1,719
62	Solera Holdings, Inc.	2,236
190	Take-Two Interactive Software, Inc. (a)	1,912
46	VMware, Inc., Class A (a)	1,928
		23,044
	Total Information Technology	92,198
	Materials — 6.9%
	Chemicals — 2.6%
16	Air Products & Chemicals, Inc.	1,310
63	Albemarle Corp.	2,305
99	Calgon Carbon Corp. (a)	1,381
34	E.l. du Pont de Nemours & Co.	1,146
22	FMC Corp.	1,245
66	Intrepid Potash, Inc. (a)	1,936
21	Monsanto Co.	1,735
32	Mosaic Co. (The)	1,885
14	Olin Corp.	238
22	Praxair, Inc.	1,739
66	Sensient Technologies Corp.	1,748
		16,668
	Construction Materials — 1.3%
68	Eagle Materials, Inc.	1,775
24	Martin Marietta Materials, Inc.	2,185
59	Texas Industries, Inc.	2,053
39	Vulcan Materials Co.	2,060
		8,073
	Containers & Packaging — 1.0%
45	Aptargroup, Inc.	1,604
47	Greif, Inc., Class A	2,538
80	Packaging Corp. of America	1,851
		5,993
	Metals & Mining — 1.6%
149	Alcoa, Inc.	2,397
10	Cliffs Natural Resources, Inc.	445

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Metals & Mining — Continued
121	Coeur d’Alene Mines Corp. (a)	2,182
13	Compass Minerals International, Inc.	882
26	Royal Gold, Inc.	1,211
108	Titanium Metals Corp. (a)	1,346
33	United States Steel Corp.	1,837
		10,300
	Paper & Forest Products — 0.4%
62	Weyerhaeuser Co.	2,688
	Total Materials	43,722
	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.0%
230	Clearwire Corp., Class A (a)	1,553
99	Frontier Communications Corp.	773
1,240	Level 3 Communications, Inc. (a)	1,897
47	Verizon Communications, Inc.	1,555
35	Windstream Corp.	387
		6,165
	Wireless Telecommunication Services — 0.7%
54	American Tower Corp., Class A (a)	2,352
25	NII Holdings, Inc. (a)	834
88	Syniverse Holdings, Inc. (a)	1,546
		4,732
	Total Telecommunication Services	10,897
	Utilities — 6.7%
	Electric Utilities — 2.8%
41	Allete, Inc.	1,353
100	Cleco Corp.	2,721
61	Duke Energy Corp.	1,048
24	Entergy Corp.	1,967
104	Great Plains Energy, Inc.	2,019
83	Hawaiian Electric Industries, Inc.	1,732
104	Northeast Utilities	2,684
9	PPL Corp.	297
60	Southern Co.	2,009
89	Westar Energy, Inc.	1,944
		17,774
	Gas Utilities — 1.5%
16	AGL Resources, Inc.	602
70	EQT Corp.	3,062
47	Northwest Natural Gas Co.	2,123
78	Piedmont Natural Gas Co., Inc.	2,097
42	South Jersey Industries, Inc.	1,622
		9,506
	Independent Power Producers & Energy Traders — 0.6%
65	Calpine Corp. (a)	714
457	Dynegy, Inc., Class A (a)	827
357	RRI Energy, Inc. (a)	2,042
		3,583
	Multi-Utilities — 1.8%
44	Black Hills Corp.	1,169
47	Consolidated Edison, Inc.	2,115
41	Integrys Energy Group, Inc.	1,732
67	OGE Energy Corp.	2,486
51	SCANA Corp.	1,933
12	Sempra Energy	685
18	Vectren Corp.	433
23	Wisconsin Energy Corp.	1,165
		11,718
	Total Utilities	42,581
	Total Common Stocks (Cost $577,941)	595,071
	Rights — 0.0% (g)
	Health Care — 0.0% (g)
1	Fresenius Kabi Pharmaceuticals Holding, Inc., (Germany), expiring 06/30/11 (a)	—	(h)
	Telecommunication Services — 0.0% (g)
235	Clearwire Corp., expiring 06/21/10 (a)	94
	Total Rights (Cost $—)	94
	Total Short Positions (Proceeds $577,941)	$595,165

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.3%
	Consumer Discretionary — 13.7%
	Distributors — 1.1%
130	Genuine Parts Co.	4,935
	Hotels, Restaurants & Leisure — 0.5%
270	Monarch Casino & Resort, Inc. (a)	2,187
	Household Durables — 1.1%
109	Fortune Brands, Inc.	4,696
	Internet & Catalog Retail — 1.1%
195	Expedia, Inc. (a)	5,013
	Media — 4.1%
455	AH Belo Corp., Class A (a)	2,622
357	Belo Corp., Class A	1,943
30	Cablevision Systems Corp., Class A	785
269	Clear Channel Outdoor Holdings, Inc., Class A (a)	2,794
255	Entercom Communications Corp., Class A (a)	1,803
226	Gannett Co., Inc.	3,360
250	LIN TV Corp., Class A (a)	1,115
9	Washington Post Co. (The), Class B	4,000
		18,422
	Multiline Retail — 0.9%
50	Sears Holdings Corp. (a)	4,173
	Specialty Retail — 4.9%
42	AutoZone, Inc. (a)	6,639
350	Gap, Inc. (The)	7,322
180	Home Depot, Inc.	5,207
72	TJX Cos., Inc.	2,628
		21,796
	Total Consumer Discretionary	61,222
	Consumer Staples — 5.8%
	Beverages — 0.8%
51	Diageo plc, (United Kingdom), ADR	3,547
	Food & Staples Retailing — 2.0%
100	Great Atlantic & Pacific Tea Co. (a)	1,179
70	Safeway, Inc.	1,488
165	Walgreen Co.	6,059
		8,726
	Food Products — 2.4%
138	JM Smucker Co. (The)	8,503
63	McCormick & Co., Inc. (Non-Voting)	2,269
		10,772
	Tobacco — 0.6%
148	Altria Group, Inc.	2,895
	Total Consumer Staples	25,940
	Energy — 13.9%
	Energy Equipment & Services — 1.2%
219	RPC, Inc.	2,278
44	SEACOR Holdings, Inc. (a)	3,332
		5,610
	Oil, Gas & Consumable Fuels — 12.7%
91	CVR Energy, Inc. (a)	621
159	Devon Energy Corp.	11,701
170	El Paso Corp.	1,671
175	Energy Transfer Equity LP	5,342
200	Enterprise GP Holdings LP	7,802
69	Kinder Morgan Management LLC (a)	3,750
239	NuStar GP Holdings LLC	6,434
460	Teekay Corp., (Canada)	10,677
420	Williams Cos., Inc. (The)	8,854
		56,852
	Total Energy	62,462
	Financials — 35.3%
	Capital Markets — 3.1%
46	Ameriprise Financial, Inc.	1,786
91	Artio Global Investors, Inc. (a)	2,322
202	Charles Schwab Corp. (The)	3,792
210	W.P. Carey & Co. LLC	5,798
		13,698
	Commercial Banks — 7.0%
45	BB&T Corp.	1,142
60	M&T Bank Corp.	4,013
245	SunTrust Banks, Inc.	4,967
343	Synovus Financial Corp.	704
72	TCF Financial Corp.	974
63	U.S. Bancorp	1,420
335	United Community Banks, Inc. (a)	1,134
570	Wells Fargo & Co.	15,387
135	Wilmington Trust Corp.	1,670
		31,411
	Consumer Finance — 1.2%
42	American Express Co.	1,682
102	Capital One Financial Corp.	3,903
		5,585
	Diversified Financial Services — 1.5%
240	Bank of America Corp.	3,614
898	Citigroup, Inc.	2,973
		6,587

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Insurance — 15.7%
148		Assurant, Inc.	4,369
—	(h)	Berkshire Hathaway, Inc., Class A (a)	10,714
287		Cincinnati Financial Corp.	7,541
118		Genworth Financial, Inc., Class A (a)	1,336
401		Loews Corp.	14,584
195		MetLife, Inc.	6,900
780		Old Republic International Corp.	7,831
213		OneBeacon Insurance Group Ltd., Class A	2,936
15		PartnerRe Ltd., (Bermuda)	1,120
60		ProAssurance Corp. (a)	3,228
103		Transatlantic Holdings, Inc.	5,388
170		W.R. Berkley Corp.	4,184
			70,131
		Real Estate Investment Trusts (REITs) — 5.2%
295		Agree Realty Corp.	6,861
342		Cousins Properties, Inc.	2,607
136		Getty Realty Corp.	3,196
156		Kimco Realty Corp.	2,104
154		National Health Investors, Inc.	5,711
84		Regency Centers Corp.	2,952
			23,431
		Real Estate Management & Development — 1.6%
224		Brookfield Asset Management, Inc., (Canada), Class A	4,960
176		Brookfield Properties Corp., (Canada)	2,134
			7,094
		Total Financials	157,937
		Health Care — 9.1%
		Health Care Equipment & Supplies — 0.9%
54		Becton, Dickinson & Co.	4,243
		Health Care Providers & Services — 3.3%
188		AmerisourceBergen Corp.	4,912
121		Lincare Holdings, Inc. (a)	4,480
150		National Healthcare Corp.	5,399
			14,791
		Pharmaceuticals — 4.9%
167		Bristol-Myers Squibb Co.	4,222
207		Merck & Co., Inc.	7,556
42		Novartis AG, (Switzerland), ADR	2,270
425		Pfizer, Inc.	7,731
			21,779
		Total Health Care	40,813
		Industrials — 3.9%
		Electrical Equipment — 0.4%
75		Baldor Electric Co.	2,107
		Industrial Conglomerates — 1.5%
195		Carlisle Cos., Inc.	6,667
		Machinery — 1.6%
90		Crane Co.	2,756
50		Kennametal, Inc.	1,296
85		Oshkosh Corp.	3,136
			7,188
		Trading Companies & Distributors — 0.4%
60		GATX Corp.	1,725
		Total Industrials	17,687
		Information Technology — 1.7%
		Communications Equipment — 0.4%
40		QUALCOMM, Inc.	1,850
		Software — 1.3%
138		Microsoft Corp.	4,217
64		Synopsys, Inc. (a)	1,435
			5,652
		Total Information Technology	7,502
		Materials — 1.0%
		Chemicals — 1.0%
124		Albemarle Corp.	4,503
		Telecommunication Services — 4.0%
		Diversified Telecommunication Services — 2.2%
200		Alaska Communications Systems Group, Inc.	1,596
161		AT&T, Inc.	4,513
84		CenturyTel, Inc.	3,034
79		Windstream Corp.	873
			10,016
		Wireless Telecommunication Services — 1.8%
267		Telephone & Data Systems, Inc.	8,075
		Total Telecommunication Services	18,091
		Utilities — 5.9%
		Electric Utilities — 2.0%
130		American Electric Power Co., Inc.	4,523
132		Southern Co.	4,398
			8,921
		Gas Utilities — 2.9%
85		Energen Corp.	3,978
200		ONEOK, Inc.	8,914
			12,892

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Independent Power Producers & Energy Traders — 0.4%
81	TransAlta Corp., (Canada)	1,806
	Multi-Utilities — 0.6%
64	PG&E Corp.	2,858
	Total Utilities	26,477
	Total Common Stocks (Cost $368,349)	422,634
Investment Company — 1.8%
506	Cohen & Steers Select Utility Fund, Inc. (Cost $8,310)	8,074
Preferred Stock — 0.2%
	Financials — 0.2%
	Diversified Financial Services — 0.2%
69	Bank of America Corp., 10.000%, 12/31/49 (Cost $1,029) (a) (x)	1,024
Short-Term Investment — 3.1%
	Investment Company — 3.1%
13,690	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $13,690)	13,690
	Total Investments — 99.4% (Cost $391,378)	445,422
	Other Assets in Excess of Liabilities — 0.6%	2,539
	NET ASSETS — 100.0%	$447,961

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

ADR—	American Depositary Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2009.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$775,914	$334,329	$1,394,870
Investments in affiliates, at value	228,091	83,790	35,989
Total investment securities, at value	1,004,005	418,119	1,430,859
Cash	31	22	53
Receivables:
Investment securities sold	3,712	374	—
Fund shares sold	1,488	2,025	2,444
Interest and dividends	570	367	603
Securities lending income	—	—	37
Total Assets	1,009,806	420,907	1,433,996

LIABILITIES:
Payables:
Investment securities purchased	—	162	785
Collateral for securities lending program	221,599	72,813	26,521
Fund shares redeemed	956	434	8,238
Accrued liabilities:
Investment advisory fees	425	183	767
Administration fees	65	22	99
Shareholder servicing fees	153	— (a)	71
Distribution fees	32	— (a)	168
Custodian and accounting fees	14	16	24
Trustees’ and Chief Compliance Officer’s fees	7	6	29
Reorganization expense	—	—	— (a)
Other	145	59	766
Total Liabilities	223,396	73,695	37,468
Net Assets	$786,410	$347,212	$1,396,528

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid in capital	$837,937	$345,112	$1,435,046
Accumulated undistributed (distributions in excess of) net investment income	(443)	(25)	(2,930)
Accumulated net realized gains (losses)	(204,159)	(58,974)	(347,645)
Net unrealized appreciation (depreciation)	153,075	61,099	312,057
Total Net Assets	$786,410	$347,212	$1,396,528

Net Assets:
Class A	$106,322	$74	$614,950
Class B	3,822	—	30,346
Class C	13,154	55	28,277
Class R2	—	—	66
Class R5	64,718	—	—
Select Class	598,394	347,083	722,889
Total	$786,410	$347,212	$1,396,528
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,764	3	35,795
Class B	568	—	2,234
Class C	1,952	2	1,823
Class R2	—	—	4
Class R5	8,884	—	—
Select Class	82,322	14,694	39,458

Net Asset Value:
Class A — Redemption price per share	$7.20	$23.62	$17.18
Class B — Offering price per share (b)	6.73	—	13.58
Class C — Offering price per share (b)	6.74	23.63	15.51
Class R2 — Offering and redemption price per share	—	—	18.28
Class R5 — Offering and redemption price per share	7.28	—	—
Select Class — Offering and redemption price per share	7.27	23.62	18.32
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$7.60	$24.93	$18.13

Cost of investments in non-affiliates	$622,839	$273,230	$1,082,813
Cost of investments in affiliates	228,091	83,790	35,989
Value of securities on loan	214,463	70,474	25,646

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$5,091,298	$595,710	$431,732
Investments in affiliates, at value	234,643	30,808	13,690
Total investment securities, at value	5,325,941	626,518	445,422
Cash	505	—	25
Deposits at broker for securities sold short	—	602,001	—
Receivables:
Investment securities sold	12,288	—	1,752
Fund shares sold	7,322	7,238	1,580
Interest and dividends	9,235	479	1,271
Securities lending income	168	—	—
Total Assets	5,355,459	1,236,236	450,050

LIABILITIES:
Payables:
Due to custodian	—	590	—
Dividends for securities sold short	—	475	—
Interest expense for securities sold short	—	142	—
Investment securities purchased	2,226	—	38
Securities sold short, at value	—	595,165	—
Collateral for securities lending program	123,749	—	—
Fund shares redeemed	36,365	899	1,420
Accrued liabilities:
Investment advisory fees	2,396	592	216
Administration fees	286	37	13
Shareholder servicing fees	689	13	70
Distribution fees	680	57	105
Custodian and accounting fees	80	3	16
Trustees’ and Chief Compliance Officer’s fees	13	7	1
Other	1,430	159	210
Total Liabilities	167,914	598,139	2,089
Net Assets	$5,187,545	$638,097	$447,961

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,518,975	$685,229	$490,847
Accumulated undistributed (distributions in excess of) net investment income	34,534	(4,706)	1,029
Accumulated net realized gains (losses)	(777,627)	(150,610)	(97,959)
Net unrealized appreciation (depreciation)	411,663	108,184	54,044
Total Net Assets	$5,187,545	$638,097	$447,961

Net Assets:
Class A	$1,845,089	$82,782	$152,359
Class B	116,411	10,213	—
Class C	337,190	50,988	114,792
Class R2	771	—	—
Institutional Class	1,816,719	—	111,889
Select Class	1,071,365	494,114	68,921
Total	$5,187,545	$638,097	$447,961

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	97,182	8,247	9,973
Class B	6,290	1,042	—
Class C	18,166	5,196	7,519
Class R2	41	—	—
Institutional Class	94,335	—	7,333
Select Class	56,012	48,887	4,504

Net Asset Value:
Class A — Redemption price per share	$18.99	$10.04	$15.28
Class B — Offering price per share (a)	18.51	9.80	—
Class C — Offering price per share (a)	18.56	9.81	15.27
Class R2 — Offering and redemption price per share	18.73	—	—
Institutional Class — Offering and redemption price per share	19.26	—	15.26
Select Class — Offering and redemption price per share	19.13	10.11	15.30
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$20.04	$10.60	$16.13

Cost of investments in non-affiliates	$4,679,635	$470,302	$377,688
Cost of investments in affiliates	234,643	30,808	13,690
Value of securities on loan	120,152	—	—
Proceeds from securities sold short	—	577,941	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,206		$2,068		$4,428
Interest income from affiliates	—	(a)	—	(a)	—	(a)
Dividend income from affiliates	12		10		18
Income from securities lending (net)	226		62		353
Total investment income	3,444		2,140		4,799

EXPENSES:
Investment advisory fees	2,300		888		4,316
Administration fees	348		134		653
Distribution fees:
Class A	112		—	(a)	736
Class B	14		—		115
Class C	43		—	(a)	103
Class R2	—		—		—	(a)
Shareholder servicing fees:
Class A	112		—	(a)	736
Class B	5		—		38
Class C	14		—	(a)	34
Class R2	—		—		—	(a)
Class R5	15		—		—
Select Class	681		342		851
Custodian and accounting fees	31		27		39
Interest expense to affiliates	—		—		—	(a)
Professional fees	30		27		30
Trustees’ and Chief Compliance Officer’s fees	4		2		7
Printing and mailing costs	44		14		163
Registration and filing fees	39		31		118
Transfer agent fees	68		120		911
Other	28		4		—
Total expenses	3,888		1,589		8,850
Less amounts waived	(9)		(366)		(1,528)
Less earnings credits	—	(a)	—	(a)	—	(a)
Net expenses	3,879		1,223		7,322
Net investment income (loss)	(435)		917		(2,523)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,693		136		7,652
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	130,244		56,376		290,603
Net realized/unrealized gains (losses)	142,937		56,512		298,255
Change in net assets resulting from operations	$142,502		$57,429		$295,732

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—
Dividend income from non-affiliates	57,058	4,667	5,803
Interest income from affiliates	— (a)	1	—
Dividend income from affiliates	145	48	14
Income from securities lending (net)	3,419	—	—
Total investment income	60,622	4,718	5,817

EXPENSES:
Investment advisory fees	15,822	4,049	1,309
Administration fees	2,393	319	198
Distribution fees:
Class A	2,237	98	170
Class B	438	43	—
Class C	1,239	214	413
Class R2	1	—	—
Shareholder servicing fees:
Class A	2,237	98	170
Class B	146	14	—
Class C	413	71	138
Class R2	1	—	—
Institutional Class	840	—	47
Select Class	1,189	626	78
Custodian and accounting fees	134	36	20
Professional fees	24	28	26
Trustees’ and Chief Compliance Officer’s fees	24	3	2
Printing and mailing costs	578	52	53
Registration and filing fees	118	21	33
Transfer agent fees	2,738	152	205
Dividend expense on securities sold short	—	4,109	—
Interest expense on securities sold short	—	816	—
Other	153	11	5
Total expenses	30,725	10,760	2,867
Less amounts waived	(4,815)	(1,372)	(398)
Less earnings credits	— (a)	— (a)	— (a)
Net expenses	25,910	9,388	2,469
Net investment income (loss)	34,712	(4,670)	3,348

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(89,305)	62,279	(15,768)
Securities sold short	—	(38,214)	—
Net realized gain (loss)	(89,305)	24,065	(15,768)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,092,555	79,961	108,626
Securities sold short	—	(109,670)	—
Change in net unrealized appreciation (depreciation)	1,092,555	(29,709)	108,626
Net realized/unrealized gains (losses)	1,003,250	(5,644)	92,858
Change in net assets resulting from operations	$1,037,962	$(10,314)	$96,206

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(435)	$(1,219)	$917	$1,629
Net realized gain (loss)	12,693	(150,688)	136	(56,735)
Change in net unrealized appreciation (depreciation)	130,244	2,343	56,376	(18,862)
Change in net assets resulting from operations	142,502	(149,564)	57,429	(73,968)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (b)
From net investment income	—	—	— (a)	—
Class C (b)
From net investment income	—	—	— (a)	—
Select Class
From net investment income	—	—	(913)	(1,590)
From net realized gains	—	—	—	(10,014)
Total distributions to shareholders	—	—	(913)	(11,604)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	71,806	232,504	94,911	91,768

NET ASSETS:
Change in net assets	214,308	82,940	151,427	6,196
Beginning of period	572,102	489,162	195,785	189,589
End of period	$786,410	$572,102	$347,212	$195,785
Accumulated undistributed (distributions in excess of) net investment income	$(443)	$(8)	$(25)	$(29)

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective November 2, 2009 for Mid Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,523)	$(2,539)	$34,712	$79,248
Net realized gain (loss)	7,652	(159,090)	(89,305)	(639,753)
Change in net unrealized appreciation (depreciation)	290,603	(140,598)	1,092,555	(925,619)
Change in net assets resulting from operations	295,732	(302,227)	1,037,962	(1,486,124)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(34,001)
From net realized gains	—	(6,876)	—	(73,550)
Class B
From net investment income	—	—	—	(1,402)
From net realized gains	—	(1,071)	—	(4,622)
Class C
From net investment income	—	—	—	(4,278)
From net realized gains	—	(441)	—	(14,373)
Class R2 (a)
From net investment income	—	—	—	(7)
From net realized gains	—	—	—	(2)
Institutional Class
From net investment income	—	—	(1,669)	(43,630)
From net realized gains	—	—	—	(49,874)
Select Class
From net investment income	—	—	(279)	(19,010)
From net realized gains	—	(7,330)	—	(25,899)
Ultra (b)
From net realized gains	—	(68)	—	—
Total distributions to shareholders	—	(15,786)	(1,948)	(270,648)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(106,455)	500,829	(47,846)	109,125

NET ASSETS:
Change in net assets	189,277	182,816	988,168	(1,647,647)
Beginning of period	1,207,251	1,024,435	4,199,377	5,847,024
End of period	$1,396,528	$1,207,251	$5,187,545	$4,199,377
Accumulated undistributed (distributions in excess of) net investment income	$(2,930)	$(407)	$34,534	$1,770

(a)	Commencement of offering class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(b)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,670)	$(4,828)	$3,348	$7,242
Net realized gain (loss)	24,065	7,535	(15,768)	(81,109)
Change in net unrealized appreciation (depreciation)	(29,709)	(12,728)	108,626	(18,303)
Change in net assets resulting from operations	(10,314)	(10,021)	96,206	(92,170)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,905)	(2,024)
From net realized gains	—	—	—	(717)
Class C
From net investment income	—	—	(889)	(943)
From net realized gains	—	—	—	(700)
Institutional Class
From net investment income	—	—	(1,840)	(319)
From net realized gains	—	—	—	(84)
Select Class
From net investment income	—	—	(995)	(968)
From net realized gains	—	—	—	(282)
Total distributions to shareholders	—	—	(5,629)	(6,037)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(22,184)	(437,858)	25,097	26,571

NET ASSETS:
Change in net assets	(32,498)	(447,879)	115,674	(71,636)
Beginning of period	670,595	1,118,474	332,287	403,923
End of period	$638,097	$670,595	$447,961	$332,287
Accumulated undistributed (distributions in excess of) net investment income	$(4,706)	$(36)	$1,029	$3,310

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)		Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$29,542	$41,995	$70		$—
Dividends and distributions reinvested	—	—	—	(c)	—
Cost of shares redeemed	(12,577)	(20,695)	—		—
Change in net assets from Class A capital transactions	$16,965	$21,300	$70		$—
Class B
Proceeds from shares issued	$359	$1,247	$—		$—
Cost of shares redeemed	(569)	(985)	—		—
Change in net assets from Class B capital transactions	$(210)	$262	$—		$—
Class C (a)
Proceeds from shares issued	$2,900	$3,597	$50		$—
Dividends and distributions reinvested	—	—	—	(c)	—
Cost of shares redeemed	(1,282)	(4,724)	—		—
Change in net assets from Class C capital transactions	$1,618	$(1,127)	$50		$—
Class R5 (b)
Proceeds from shares issued	$8,199	$41,138	$—		$—
Cost of shares redeemed	(1,360)	—	—		—
Change in net assets from Class R5 capital transactions	$6,839	$41,138	$—		$—
Select Class
Proceeds from shares issued	$146,163	$354,513	$124,014		$195,594
Dividends and distributions reinvested	—	—	154		3,055
Cost of shares redeemed	(99,569)	(183,582)	(29,377)		(106,881)
Change in net assets from Select Class capital transactions	$46,594	$170,931	$94,791		$91,768

Total change in net assets from capital transactions	$71,806	$232,504	$94,911		$91,768

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)		Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A (a)
Issued	4,448	7,358	3		—
Reinvested	—	—	—	(c)	—
Redeemed	(1,904)	(3,807)	—		—
Change in Class A Shares	2,544	3,551	3		—
Class B
Issued	59	217	—		—
Redeemed	(91)	(183)	—		—
Change in Class B Shares	(32)	34	—		—
Class C (a)
Issued	476	660	2		—
Reinvested	—	—	—	(c)	—
Redeemed	(210)	(863)	—		—
Change in Class C Shares	266	(203)	2		—
Class R5 (b)
Issued	1,266	7,805	—		—
Redeemed	(187)	—	—		—
Change in Class R5 Shares	1,079	7,805	—		—
Select Class
Issued	22,511	59,900	5,705		9,225
Reinvested	—	—	7		177
Redeemed	(14,659)	(34,292)	(1,338)		(5,704)
Change in Select Class Shares	7,852	25,608	4,374		3,698

(a)	Commencement of offering of class of shares effective November 2, 2009 for Mid Cap Equity Fund.

(b)	Commencement of offering of class of shares effective January 8, 2009 for Growth Advantage Fund.

(c)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$46,000	$53,625	$140,562	$346,853
Net assets acquired in Fund reorganization (See Note 9)	—	290,993	—	81,146
Dividends and distributions reinvested	—	6,078	—	99,082
Cost of shares redeemed	(82,813)	(86,616)	(278,762)	(799,095)
Change in net assets from Class A capital transactions	$(36,813)	$264,080	$(138,200)	$(272,014)
Class B
Proceeds from shares issued	$830	$1,492	$712	$3,688
Net assets acquired in Fund reorganization (See Note 9)	—	7,214	—	13,609
Dividends and distributions reinvested	—	1,014	—	5,159
Cost of shares redeemed	(7,218)	(27,519)	(17,371)	(29,732)
Change in net assets from Class B capital transactions	$(6,388)	$(17,799)	$(16,659)	$(7,276)
Class C
Proceeds from shares issued	$1,294	$1,163	$11,337	$29,818
Net assets acquired in Fund reorganization (See Note 9)	—	12,398	—	7,123
Dividends and distributions reinvested	—	347	—	13,808
Cost of shares redeemed	(4,714)	(6,920)	(44,342)	(122,766)
Change in net assets from Class C capital transactions	$(3,420)	$6,988	$(33,005)	$(72,017)
Class R2 (a)
Proceeds from shares issued	$—	$30	$616	$270
Net assets acquired in Fund reorganization (See Note 9)	—	53	—	—
Dividends and distributions reinvested	—	—	—	4
Cost of shares redeemed	(32)	—	(235)	(2)
Change in net assets from Class R2 capital transactions	$(32)	$83	$381	$272
Institutional Class
Proceeds from shares issued	$—	$—	$219,090	$592,979
Dividends and distributions reinvested	—	—	1,318	77,196
Cost of shares redeemed	—	—	(183,966)	(488,063)
Change in net assets from Institutional Class capital transactions	$—	$—	$36,442	$182,112
Select Class
Proceeds from shares issued	$60,095	$137,158	$255,792	$532,900
Net assets acquired in Fund reorganization (See Note 9)	—	339,484	—	57,919
Dividends and distributions reinvested	—	1,881	167	20,726
Cost of shares redeemed	(119,897)	(228,484)	(152,764)	(333,497)
Change in net assets from Select Class capital transactions	$(59,802)	$250,039	$103,195	$278,048
Ultra (b)
Proceeds from shares issued	$—	$69	$—	$—
Cost of shares redeemed	—	(2,631)	—	—
Change in net assets from Ultra capital transactions	$—	$(2,562)	$—	$—

Total change in net assets from capital transactions	$(106,455)	$500,829	$(47,846)	$109,125

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	3,057	3,776	8,047	21,642
Shares issued in connection with Fund reorganization (See Note 9)	—	21,346	—	5,361
Reinvested	—	522	—	6,737
Redeemed	(5,286)	(6,401)	(15,865)	(50,189)
Change in Class A Shares	(2,229)	19,243	(7,818)	(16,449)
Class B
Issued	69	137	43	234
Shares issued in connection with Fund reorganization (See Note 9)	—	667	—	920
Reinvested	—	110	—	360
Redeemed	(597)	(2,357)	(1,012)	(1,879)
Change in Class B Shares	(528)	(1,443)	(969)	(365)
Class C
Issued	91	93	661	1,964
Shares issued in connection with Fund reorganization (See Note 9)	—	1,004	—	480
Reinvested	—	33	—	961
Redeemed	(337)	(547)	(2,577)	(7,744)
Change in Class C Shares	(246)	583	(1,916)	(4,339)
Class R2 (a)
Issued	—	2	35	20
Shares issued in connection with Fund reorganization (See Note 9)	—	4	—	—
Reinvested	—	—	—	— (c)
Redeemed	(2)	—	(14)	— (c)
Change in Class R2 Shares	(2)	6	21	20
Institutional Class
Issued	—	—	12,198	37,425
Reinvested	—	—	69	5,165
Redeemed	—	—	(10,202)	(29,975)
Change in Institutional Class Shares	—	—	2,065	12,615
Select Class
Issued	3,728	9,845	14,507	33,997
Shares issued in connection with Fund reorganization (See Note 9)	—	23,389	—	3,801
Reinvested	—	152	9	1,397
Redeemed	(7,615)	(14,913)	(8,512)	(21,788)
Change in Select Class Shares	(3,887)	18,473	6,004	17,407
Ultra (b)
Issued	—	6	—	—
Redeemed	—	(187)	—	—
Change in Ultra Shares	—	(181)	—	—

(a)	Commencement of offering of class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(b)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$33,284	$40,587	$31,501	$60,805
Dividends and distributions reinvested	—	—	1,731	2,351
Cost of shares redeemed	(17,059)	(49,700)	(24,199)	(61,146)
Change in net assets from Class A capital transactions	$16,225	$(9,113)	$9,033	$2,010
Class B
Proceeds from shares issued	$75	$848	$—	$—
Cost of shares redeemed	(2,383)	(4,281)	—	—
Change in net assets from Class B capital transactions	$(2,308)	$(3,433)	$—	$—
Class C
Proceeds from shares issued	$2,070	$5,635	$7,398	$14,753
Dividends and distributions reinvested	—	—	717	1,307
Cost of shares redeemed	(11,333)	(33,635)	(16,934)	(51,906)
Change in net assets from Class C capital transactions	$(9,263)	$(28,000)	$(8,819)	$(35,846)
Institutional Class
Proceeds from shares issued	$—	$—	$24,702	$59,553
Dividends and distributions reinvested	—	—	1,753	280
Cost of shares redeemed	—	—	(5,424)	(14,626)
Change in net assets from Institutional Class capital transactions	$—	$—	$21,031	$45,207
Select Class
Proceeds from shares issued	$90,692	$74,496	$9,865	$47,916
Dividends and distributions reinvested	—	—	411	533
Cost of shares redeemed	(117,530)	(471,808)	(6,424)	(33,249)
Change in net assets from Select Class capital transactions	$(26,838)	$(397,312)	$3,852	$15,200

Total change in net assets from capital transactions	$(22,184)	$(437,858)	$25,097	$26,571

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	3,295	4,007	2,187	5,134
Reinvested	—	—	114	216
Redeemed	(1,696)	(4,964)	(1,718)	(5,281)
Change in Class A Shares	1,599	(957)	583	69
Class B
Issued	7	86	—	—
Redeemed	(241)	(433)	—	—
Change in Class B Shares	(234)	(347)	—	—
Class C
Issued	210	571	510	1,212
Reinvested	—	—	47	120
Redeemed	(1,148)	(3,391)	(1,202)	(4,370)
Change in Class C Shares	(938)	(2,820)	(645)	(3,038)
Institutional Class
Issued	—	—	1,688	5,806
Reinvested	—	—	115	26
Redeemed	—	—	(368)	(1,146)
Change in Institutional Class Shares	—	—	1,435	4,686
Select Class
Issued	8,938	7,389	687	4,373
Reinvested	—	—	27	49
Redeemed	(11,520)	(46,864)	(447)	(3,181)
Change in Select Class Shares	(2,582)	(39,475)	267	1,241

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$5.88	$(0.01	) (f)	$1.33	$1.32
Year Ended June 30, 2009	8.14	(0.03	) (f)	(2.23)	(2.26)
Year Ended June 30, 2008	8.18	(0.05	) (f)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	) (f)	1.60	1.55
January 1, 2006 through June 30, 2006 (h)	6.35	(0.01	) (f)	0.29	0.28
Year Ended December 31, 2005	5.74	(0.05	) (f)	0.66	0.61
Year Ended December 31, 2004	4.91	(0.03	) (f)	0.86	0.83

Class B
Six Months Ended December 31, 2009 (Unaudited)	5.51	(0.03	) (f)	1.25	1.22
Year Ended June 30, 2009	7.67	(0.06	) (f)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	) (f)	— (i)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	) (f)	1.53	1.43
January 1, 2006 through June 30, 2006 (h)	6.08	(0.03	) (f)	0.28	0.25
Year Ended December 31, 2005	5.54	(0.09	) (f)	0.63	0.54
Year Ended December 31, 2004	4.77	(0.07	) (f)	0.84	0.77

Class C
Six Months Ended December 31, 2009 (Unaudited)	5.52	(0.03	) (f)	1.25	1.22
Year Ended June 30, 2009	7.68	(0.06	) (f)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	) (f)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	) (f)	1.53	1.42
May 1, 2006 (e) through June 30, 2006 (h)	6.80	(0.04	) (f)	(0.42)	(0.46)

Class R5
Six Months Ended December 31, 2009 (Unaudited)	5.93	—	(f) (i)	1.35	1.35
January 8, 2009 (e) through June 30, 2009	5.37	—	(f) (i)	0.56	0.56

Select Class
Six Months Ended December 31, 2009 (Unaudited)	5.93	—	(f) (i)	1.34	1.34
Year Ended June 30, 2009	8.18	(0.01	) (f)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	) (f)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	) (f)	1.60	1.56
May 1, 2006 (e) through June 30, 2006 (h)	7.11	(0.01	) (f)	(0.46)	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense of 0.01%.

(h)	The Fund changed its fiscal year end from December 31 to June 30.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.20	22.45%	$106,322	1.31%		(0.34)%	1.32%	55%
5.88	(27.76)	71,841	1.35		(0.48)	1.42	119
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(g)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140
5.74	16.90	54,000	1.35		(0.61)	1.79	118

6.73	22.14	3,822	1.81		(0.84)	1.82	55
5.51	(28.16)	3,304	1.87		(1.02)	1.92	119
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(g)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140
5.54	16.14	3,000	2.05		(1.31)	2.29	118

6.74	22.10	13,154	1.81		(0.84)	1.82	55
5.52	(28.13)	9,300	1.87		(1.02)	1.91	119
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(g)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

7.28	22.77	64,718	0.86		0.10	0.87	55
5.93	10.43	46,312	0.90		(0.08)	1.06	119

7.27	22.60	598,394	1.06		(0.09)	1.07	55
5.93	(27.51)	441,345	1.10		(0.24)	1.17	119
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(g)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
November 2, 2009 (e) through December 31, 2009 (Unaudited)	$21.55	$0.03	(f)	$2.06	$2.09	$(0.02)	$—	$(0.02)

Class C
November 2, 2009 (e) through December 31, 2009 (Unaudited)	21.55	0.01	(f)	2.07	2.08	— (g)	—	— (g)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	18.97	0.07	(f)	4.65	4.72	(0.07)	—	(0.07)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 through June 30, 2006 (h)	32.87	0.14	(f)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(f)	3.09	3.19	(0.09)	(3.53)	(3.62)
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$23.62	9.72%	$74	1.25%	0.77%	1.42%	23%

23.63	9.66	55	1.73	0.27	1.90	23

23.62	24.88	347,083	0.89	0.67	1.16	23
18.97	(28.02)	195,785	0.90	0.94	1.20	107
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99
33.30	19.36	227,000	0.90	0.32	1.14	102

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Mid Cap Growth Fund (e)
Class A
Six Months Ended December 31, 2009 (Unaudited)	$13.68	$(0.04	)(f)	$3.54		$3.50	$—
Year Ended June 30, 2009	20.46	(0.07	)(f)	(6.33	)(g)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(f)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41		4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97		2.87	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35		2.15	—

Class B
Six Months Ended December 31, 2009 (Unaudited)	10.85	(0.06	)(f)	2.79		2.73	—
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09	)(g)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76		3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09		2.39	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44		1.77	—

Class C
Six Months Ended December 31, 2009 (Unaudited)	12.39	(0.07	)(f)	3.19		3.12	—
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78	)(g)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14		3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03		2.60	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68		1.91	—

Class R2
Six Months Ended December 31, 2009 (Unaudited)	14.56	(0.06	)(f)	3.78		3.72	—
June 19, 2009 (i) through June 30, 2009	14.56	—	(f)(j)	—	(j)	— (j)	—

Select Class
Six Months Ended December 31, 2009 (Unaudited)	14.57	(0.02	)(f)	3.77		3.75	—
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70	)(g)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60		4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94		3.04	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29		2.28	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Prior to June 27, 2009, the Fund was named Diversified Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	Commencement of offering of class of shares.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$17.18	25.58%		$614,950	1.24%	(0.52)%	1.44%	39%
13.68	(30.97	) (g)	520,201	1.24	(0.48)	1.56	96
20.46	(3.22	) (h)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119
24.85	12.20		451,565	1.24	(0.42)	1.41	112
23.99	9.84		436,185	1.24	(0.76)	1.37	119

13.58	25.16		30,346	1.77	(1.05)	1.94	39
10.85	(31.35	) (g)	29,963	1.88	(1.14)	2.03	96
16.45	(3.90	) (h)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119
21.59	11.51		155,268	1.89	(1.07)	1.91	112
21.21	9.10		195,917	1.96	(1.48)	1.98	119

15.51	25.18		28,277	1.77	(1.05)	1.94	39
12.39	(31.38	) (g)	25,624	1.88	(1.13)	2.04	96
18.70	(3.85	) (h)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119
23.57	11.53		42,448	1.89	(1.07)	1.91	112
22.98	9.06		46,607	1.96	(1.48)	1.98	119

18.28	25.55		66	1.40	(0.68)	1.69	39
14.56	0.00		83	1.22	(0.31)	1.94	96

18.32	25.74		722,889	0.93	(0.21)	1.19	39
14.57	(30.74	) (g)	631,380	0.98	(0.23)	1.30	96
21.68	(3.02	) (h)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119
25.81	12.51		769,574	0.99	(0.19)	1.16	112
24.78	10.13		1,040,265	0.99	(0.50)	1.05	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$15.24	$0.11	(e)	$3.64	$3.75	$—	$—	$—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (f)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(e)	1.84	1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(e)	3.71	3.78	(0.04)	(0.31)	(0.35)
Class B
Six Months Ended December 31, 2009 (Unaudited)	14.89	0.06	(e)	3.56	3.62	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(e)(g)	1.81	1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06	)(e)	3.66	3.60	—	(0.31)	(0.31)
Class C
Six Months Ended December 31, 2009 (Unaudited)	14.94	0.06	(e)	3.56	3.62	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(e)(g)	1.81	1.81	— (g)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06	)(e)	3.66	3.60	—	(0.31)	(0.31)
Class R2
Six Months Ended December 31, 2009 (Unaudited)	15.06	0.10	(e)	3.57	3.67	—	—	—
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)
Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	15.43	0.16	(e)	3.69	3.85	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (f)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(e)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(e)	3.77	3.94	(0.10)	(0.31)	(0.41)
Select Class
Six Months Ended December 31, 2009 (Unaudited)	15.34	0.14	(e)	3.65	3.79	— (g)	—	— (g)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (f)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(e)	1.85	2.03	(0.16)	(0.61)	(0.77)
Year Ended December 31, 2004	18.70	0.12	(e)	3.74	3.86	(0.07)	(0.31)	(0.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Amount rounds to less than $0.01.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$18.99	24.61%	$1,845,089	1.23%	1.25%	1.40%	15%
15.24	(25.49)	1,600,044	1.25	1.71	1.42	47
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45
22.05	20.32	1,333,000	1.25	0.34	1.60	41

18.51	24.31	116,411	1.74	0.73	1.90	15
14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45
21.66	19.60	173,000	1.90	(0.32)	2.10	41

18.56	24.23	337,190	1.74	0.73	1.90	15
14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45
21.70	19.56	483,000	1.90	(0.31)	2.10	41

18.73	24.37	771	1.49	1.09	1.65	15
15.06	(0.24)	294	1.50	2.12	1.69	47

19.26	24.94	1,816,719	0.74	1.74	1.00	15
15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41

19.13	24.74	1,071,365	0.98	1.52	1.15	15
15.34	(25.31)	766,965	1.00	2.05	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45
22.18	20.67	485,000	1.00	0.60	1.20	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$10.21	$(0.08	)(f)	$(0.09)	$(0.17)	$—	$—	$—	$—	$—
Year Ended June 30, 2009	10.23	(0.08	)(f)	0.06	(0.02)	—	—	—	—	—
Year Ended June 30, 2008	11.24	0.28	(f)	(0.74)	(0.46)	(0.54)	—	(0.01)	(0.55)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(g)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	—	(0.12)	—

Class B
Six Months Ended December 31, 2009 (Unaudited)	10.01	(0.11	)(f)	(0.10)	(0.21)	—	—	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(f)	0.06	(0.09)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.17	(f)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(g)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	—	(0.12)	—

Class C
Six Months Ended December 31, 2009 (Unaudited)	10.02	(0.11	)(f)	(0.10)	(0.21)	—	—	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(f)	0.05	(0.10)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.19	(f)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(g)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	—	(0.12)	—

Select Class
Six Months Ended December 31, 2009 (Unaudited)	10.27	(0.07	)(f)	(0.09)	(0.16)	—	—	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(f)	0.05	— (g)	—	—	—	—	—
Year Ended June 30, 2008	11.31	0.30	(f)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(g)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	—	(0.12)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including interest and dividend expense for securities sold short) (d)	Net expenses (excluding interest and dividend expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

$10.04	(1.67)%	$82,782	3.02%	1.49%	(1.57)%	3.47%	1.94%	64%	157%
10.21	(0.20)	67,884	2.84	1.50	(0.79)	3.29	1.95	175	350
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116	—
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96	—
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121	—
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198	—

9.80	(2.10)	10,213	3.75	2.24	(2.30)	3.95	2.44	64	157
10.01	(0.89)	12,766	3.59	2.25	(1.55)	3.79	2.45	175	350
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116	—
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121	—
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198	—

9.81	(2.10)	50,988	3.75	2.24	(2.30)	3.95	2.44	64	157
10.02	(0.99)	61,467	3.59	2.25	(1.54)	3.79	2.45	175	350
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116	—
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121	—
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198	—

10.11	(1.56)	494,114	2.76	1.24	(1.31)	3.21	1.69	64	157
10.27	0.00	528,478	2.59	1.25	(0.45)	3.04	1.70	175	350
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116	—
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96	—
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121	—
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$12.01	$0.12	(e)	$3.34	$3.46	$(0.19)	$—	$(0.19)
Year Ended June 30, 2009	16.38	0.30	(e)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(e)	3.42	3.68	(0.12)	(0.28)	(0.40)
January 1, 2006 through June 30, 2006 (f)	15.88	0.10	(e)	1.19	1.29	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.13	(e)	0.99	1.12	(0.06)	(0.18)	(0.24)

Class C
Six Months Ended December 31, 2009 (Unaudited)	11.97	0.08	(e)	3.34	3.42	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(e)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(e)	3.38	3.55	(0.06)	(0.28)	(0.34)
January 1, 2006 through June 30, 2006 (f)	15.85	0.05	(e)	1.20	1.25	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.06	(e)	1.00	1.06	(0.03)	(0.18)	(0.21)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	12.01	0.15	(e)	3.36	3.51	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(e)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(e)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (f)	15.83	0.25	(e)	1.08	1.33	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.11	(e)	0.99	1.10	(0.09)	(0.18)	(0.27)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	12.04	0.14	(e)	3.35	3.49	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(e)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(e)	3.43	3.74	(0.16)	(0.28)	(0.44)
January 1, 2006 through June 30, 2006 (f)	15.91	0.12	(e)	1.19	1.31	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.15	(e)	1.01	1.16	(0.07)	(0.18)	(0.25)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$15.28	28.85%	$152,359	1.24%	1.65%	1.42%	24%
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77
17.17	8.12	77,691	1.25	1.16	1.67	55
15.88	7.46	45,163	1.25	1.02	1.82	90

15.27	28.56	114,792	1.74	1.12	1.92	24
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77
17.10	7.89	83,777	1.75	0.64	2.17	55
15.85	7.03	55,875	1.75	0.47	2.39	90

15.26	29.19	111,889	0.74	2.14	1.02	24
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

15.30	28.96	68,921	0.99	1.90	1.17	24
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77
17.22	8.23	5,275	1.00	1.42	1.42	55
15.91	7.71	3,107	1.00	1.14	1.87	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class A and Class C Shares commenced operations on November 2, 2009 for the Mid Cap Equity Fund.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market

78   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$1,004,005	$—	$—	$1,004,005

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$418,119	$—	$—	$418,119

Mid Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$1,422,930	$7,929	$—	$1,430,859

Mid Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$5,322,969	$2,972	$—	$5,325,941

Multi-Cap Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$626,518	$—	$—	$626,518
Liabilities in Securities Sold Short ###	$(595,071)	$(94)	$—	$(595,165)

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ####	$444,398	$1,024	$—	$445,422

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of corporate notes that are held as investments of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.

###	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of rights. Please refer to the SOI for industry specifics of the portfolio holdings.

####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a preferred stock. Please refer to the SOI for industry specifics of the portfolio holdings.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities sold from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Portfolio Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security) and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee amount is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of December 31, 2009, the Fund had outstanding short sales as listed on its Schedules of Portfolio Investments.

C. Securities Lending — Each Fund (except Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by its advisor in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Growth Advantage Fund and Mid Cap Equity Fund. JPMorgan Chase Bank, N.A. (“JPMCB”) serves as lending agent for Mid Cap Growth Fund and Mid Cap Value Fund. Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$170
Mid Cap Equity Fund	57
Mid Cap Growth Fund	23
Mid Cap Value Fund	196

80   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At December 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
Growth Advantage Fund	$214,463	$221,599	$—	$221,599
Mid Cap Equity Fund	70,474	72,813	—	72,813
Mid Cap Growth Fund	25,646	26,521	(71)	26,450
Mid Cap Value Fund	120,152	123,749	(28)	123,721

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisors do not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

The Funds invest cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisors of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$62
Mid Cap Equity Fund	22
Mid Cap Growth Fund	6
Mid Cap Value Fund	49

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the six months ended December 31, 2009 (amounts in thousands):

Lending Agent Fees Incurred
Mid Cap Growth Fund	$6
Mid Cap Value Fund	21

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, together with JPMIM each an “Advisor” and collectively the “Advisors”) acts as the investment advisor to the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, assuming all rights and responsibilities of JPMIA with respect to the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2009, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

82   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50%
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$22		$4
Mid Cap Equity Fund	—	(a)	—
Mid Cap Growth Fund	8		16
Mid Cap Value Fund	23		52
Multi-Cap Market Neutral Fund	2		11
Value Advantage Fund	11		3

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	1.35%	2.05%	2.05%	n/a	0.90%	n/a	1.10%
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Mid Cap Growth Fund	1.24	1.77	1.77	1.40%	n/a	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	0.75	1.00

The contractual expense limitation agreements were in effect for the six months ended December 31, 2009. The contractual expense limitation percentages in the table above are in place until at least October 31, 2010.

For the six months ended December 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Mid Cap Equity Fund	$—	$—	$222	$222
Mid Cap Growth Fund	27	233	1,258	1,518
Mid Cap Value Fund	2,572	1,156	977	4,705
Multi-Cap Market Neutral Fund	74	25	589	688
Value Advantage Fund	194	147	47	388

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Mid Cap Equity Fund	$—	$20	$117	$137
Multi-Cap Market Neutral Fund	363	159	135	657

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2009 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$9
Mid Cap Equity Fund	7
Mid Cap Growth Fund	10
Mid Cap Value Fund	110
Multi-Cap Market Neutral Fund	27
Value Advantage Fund	10

G. Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

84   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

During the six months ended December 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2009, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$463,829	$376,684	$—	$—
Mid Cap Equity Fund	147,386	59,532	—	—
Mid Cap Growth Fund	507,024	612,108	—	—
Mid Cap Value Fund	687,772	690,925	—	—
Multi-Cap Market Neutral Fund	380,435	511,468	419,611	551,628
Value Advantage Fund	108,255	92,509	—	—

During the six months ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$850,930	$156,801	$3,726	$153,075
Mid Cap Equity Fund	357,020	64,413	3,314	61,099
Mid Cap Growth Fund	1,118,802	338,468	26,411	312,057
Mid Cap Value Fund	4,914,278	798,853	387,190	411,663
Multi-Cap Market Neutral Fund	501,110	131,152	5,744	125,408
Value Advantage Fund	391,378	69,075	15,031	54,044

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisors have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Multi-Cap Market Neutral Fund	55.8%	N/A
Value Advantage Fund	N/A	14.4%

Significant shareholder transactions, if any, may impact the Fund’s performance.

As of December 31, 2009, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

86   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

9. Business Combinations

On February 18, 2009, the Boards of Trustees of JPM I and JPM II approved management’s proposal to merge JPMorgan Capital Growth Fund (the “Capital Growth Fund” or “JPM I Target Fund”) into Mid Cap Growth Fund (the “JPM II Acquiring Fund”) and the Boards of Trustees of JPM II and JPMFMFG approved management’s proposal to merge JPMorgan Diversified Mid Cap Value Fund (“Diversified Mid Cap Value Fund” or “JPM II Target Fund”) into Mid Cap Value Fund (“JPMFMFG Acquiring Fund). The Agreement and Plan of Reorganization with respect to the Capital Growth Fund was approved by Capital Growth Fund’s shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to the Diversified Mid Cap Value Fund was approved by Diversified Mid Cap Value Fund’s shareholders at a special meeting of shareholders held on June 22, 2009.

The reorganizations were effective after the close of business on June 26, 2009. Each Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreements and Plans of Reorganization, Class A, Class B, Class C, Select Class and Class R2 shareholders of Capital Growth Fund received a number of shares of the corresponding class in the Mid Cap Growth Fund with a value equal to their holdings in the Capital Growth Fund as of the close of business on the date of the reorganization. Class A, Class B, Class C and Select Class shareholders of Diversified Mid Cap Value Fund received a number of shares of the Class A, Class B, Class C and Select Class, respectively, in the Mid Cap Value Fund with a value equal to their holdings in the Diversified Mid Cap Value Fund as of the close of business on the date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Capital Growth Fund				$15,500
Class A	10,926	$290,993	$26.6330
Class B	307	7,214	23.4989
Class C	538	12,398	23.0386
Select Class	11,808	339,484	28.7501
Class R2	2	53	26.6112
Acquiring Fund
Mid Cap Growth Fund				$1,104
Class A	16,679	$227,388	$13.6328
Class B	2,096	22,654	10.8089
Class C	1,064	13,135	12.3447
Select Class	19,916	289,090	14.5151
Class R2	2	30	14.5122
Post Reorganization
Mid Cap Growth Fund				$16,604
Class A	38,025	$518,381	$13.6328
Class B	2,763	29,868	10.8089
Class C	2,068	25,533	12.3447
Select Class	43,305	628,574	14.5151
Class R2	6	83	14.5122

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Diversified Mid Cap Value Fund				$(24,252)
Class A	14,037	$81,146	$5.7808
Class B	2,603	13,609	5.2288
Class C	1,363	7,123	5.2240
Select Class	10,088	57,919	5.7415
Acquiring Fund
Mid Cap Value Fund				$(589,616)
Class A	99,682	$1,508,856	$15.1367
Class B	6,351	93,975	14.7964
Class C	19,630	291,256	14.8376
Select Class	46,134	702,849	15.2351
Institutional Class	92,900	1,424,196	15.3304
Class R2	20	292	14.9562
Post Reorganization
Mid Cap Value Fund				$(713,868)
Class A	105,043	$1,590,002	$15.1367
Class B	7,271	107,584	14.7964
Class C	20,110	298,379	14.8376
Select Class	49,935	760,768	15.2351
Institutional Class	92,900	1,424,196	15.3304
Class R2	20	292	14.9562

Expenses related to the reorganizations were incurred by the Target funds. The Advisors, Administrator and Distributor voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses, except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganizations.

10. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 19, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

88   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,224.50	$7.35	1.31%
Hypothetical*	1,000.00	1,018.60	6.67	1.31
Class B
Actual*	1,000.00	1,221.40	10.13	1.81
Hypothetical*	1,000.00	1,016.08	9.20	1.81
Class C
Actual*	1,000.00	1,221.00	10.13	1.81
Hypothetical*	1,000.00	1,016.08	9.20	1.81
Class R5
Actual*	1,000.00	1,227.70	4.83	0.86
Hypothetical*	1,000.00	1,020.87	4.38	0.86
Select Class
Actual*	1,000.00	1,226.00	5.95	1.06
Hypothetical*	1,000.00	1,019.86	5.40	1.06

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   89

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009	Annualized Expense Ratio
Mid Cap Equity Fund
Class A
Actual**	$1,000.00	$1,097.20	$2.15	1.25%
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual**	1,000.00	1,096.60	2.98	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Select Class
Actual*	1,000.00	1,248.80	5.04	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,255.80	7.05	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	1,251.60	10.05	1.77
Hypothetical*	1,000.00	1,016.28	9.00	1.77
Class C
Actual*	1,000.00	1,251.80	10.05	1.77
Hypothetical*	1,000.00	1,016.28	9.00	1.77
Class R2
Actual*	1,000.00	1,255.50	7.96	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Select Class
Actual*	1,000.00	1,257.40	5.29	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,246.10	6.96	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class B
Actual*	1,000.00	1,243.10	9.84	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class C
Actual*	1,000.00	1,242.30	9.83	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	1,243.70	8.43	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Institutional Class
Actual*	1,000.00	1,249.40	4.20	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,247.40	5.55	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98

90   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009	Annualized Expense Ratio
Multi-Cap Market Neutral Fund
Class A
Actual*	$1,000.00	$983.30	$15.10	3.02%
Hypothetical*	1,000.00	1,009.98	15.30	3.02
Class B
Actual*	1,000.00	979.00	18.71	3.75
Hypothetical*	1,000.00	1,006.30	18.96	3.75
Class C
Actual*	1,000.00	979.00	18.71	3.75
Hypothetical*	1,000.00	1,006.30	18.96	3.75
Select Class
Actual*	1,000.00	984.40	13.80	2.76
Hypothetical*	1,000.00	1,011.29	13.99	2.76

Value Advantage Fund
Class A
Actual*	1,000.00	1,288.50	7.15	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,285.60	10.02	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual*	1,000.00	1,291.90	4.27	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,289.60	5.71	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 59/365 to reflect the one-half year period). The Class commenced operations on November 2, 2009.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The

92   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting, securities lending and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the third, first and first quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the performance for the Select Class shares was in the third quintile for the one-year period ended December 31, 2008. The Trustees also noted that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the third, second and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the third quintile for each period for Class A shares and in the third, second and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the second, first and first quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the performance for Select Class shares was in the first quintile for each of the one-, three-, and five-year periods ended December 31, 2008. The Trustees further noted that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the first, third and second quintiles for Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, the Trustees requested that the Fund’s Advisor provide additional Fund performance information which will be reviewed with the members of the Money Market and Alternative Products Subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Value Advantage Fund’s performance was in second and first quintiles for Class A shares and Select Class shares for the one- and three-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A and Select Class shares was in the fourth quintile and that the actual total expenses for the Class A and Select Class shares were in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee and actual total expenses for the Select Class shares were in the third and second quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution

94   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2009

strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

DECEMBER 31, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   95

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	SAN-MC-1209

Semi-Annual Report

J.P. Morgan Large Cap Funds

Six months ended December 31, 2009 (Unaudited)

JPMorgan Disciplined Equity Fund
JPMorgan Equity Income Fund
JPMorgan Growth and Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Large Cap Value Plus Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Disciplined Equity Fund	2
JPMorgan Equity Income Fund	5
JPMorgan Growth and Income Fund	8
JPMorgan Large Cap Growth Fund	11
JPMorgan Large Cap Value Fund	14
JPMorgan U.S. Equity Fund	17
JPMorgan U.S. Large Cap Core Plus Fund	20
JPMorgan U.S. Large Cap Value Plus Fund	23
Schedules of Portfolio Investments	26
Financial Statements	58
Financial Highlights	78
Notes to Financial Statements	96
Schedule of Shareholder Expenses	109
Board Approval of Investment Advisory Agreements	112

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

We’ve certainly come a long way from the negative and confusing environment that we faced earlier this year, when the global financial system was in the midst of an unprecedented crisis, stock markets worldwide were crashing, and the U.S. economy was in the midst of its worst recession since World War II. In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets continue to rally

A strong second quarter stock market rally helped propel the equity markets out of negative territory for the year. This rally continued throughout the second half of the year. The Standard & Poor’s 500 Index returned 22.6% for the 6-month period ended December 31, 2009.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts for the 6-month period (27.8%, according to the Russell Midcap Index, compared to 23.1% and 23.9%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Among large cap stocks, growth and value fared similarly; the Russell 1000 Growth Index returned 23.0% for the 6-month period, compared to 23.2% for the Russell 1000 Value Index. In the mid and small cap sectors, value companies performed ahead of growth, with the Russell Midcap Value returning 30.1% and the Midcap Growth returning 25.5% for the period. In the small cap segment, the Russell 2000 Value Index returned 27.2%, while the Russell 2000 Growth Index returned 20.8%.

Overseas stocks, particularly emerging markets, overcame a rough start to the year to turn in an equally impressive comeback over the six-month period. The MSCI Emerging Markets Index returned 31.4% (gross) for the period, while the MSCI EAFE Index returned 22.2% (gross) for the same period.

Investors continue to seek higher risk, higher yields

Investors continued to flee to mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 4.0% for the 6-month period. Meanwhile, the Barclays Capital High Yield Index returned 21.3% for the six-month period, and the Barclays Capital Emerging Markets Index returned 14.0%. Yields on longer term Treasuries continued to climb. Yields on the benchmark 10-year Treasury jumped from 3.5% six months ago to 3.9% as of the end of this reporting period. Yields on the 30-year benchmark were 4.6%, compared to 4.3% six months ago, and yields on the two-year note remained unchanged at 1.1%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving, whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   1

JPMorgan Disciplined Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 3, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$230,578
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index,* returned 23.83%** (Institutional Class Shares) for the six months ended December 31, 2009. This compares to the 22.59% return for the S&P 500 Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned across the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% in the third quarter of 2009, its first increase since the second quarter of 2008.

For the six-month period, U.S. large-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund generated a strong absolute return during the reporting period and outperformed its Index. This was partially the result of favorable stock selection in the basic materials and industrials sectors. These positives more than offset the negative impact from stock selection in capital markets and consumer cyclicals sectors.

Examples of stocks that positively contributed to the Fund’s results were its overweight positions in Dow Chemical Co., Freeport McMoRan Copper & Gold, Inc. and Apache Corp. Dow Chemical provides chemical, plastic and agricultural products and services to a diversified array of end markets. In 2008, Dow Chemical announced its intention to acquire specialty chemical company Rohm and Haas. However, given the deterioration in the credit markets, there were concerns whether Dow Chemical could arrange the financing to complete the purchase. Given this overhang, Dow Chemical’s stock price fell sharply. We increased our position in the stock in early 2009. It then rebounded and more than doubled after the financing was arranged and the acquisition was completed in April 2009. Mining company Freeport McMoRan Copper & Gold’s stock price soared as copper prices doubled off their lows in 2009 due, in part, to strong demand from countries such as China. The price of gold also moved sharply higher during the reporting period, further supporting Freeport McMoRan Copper & Gold’s shares. Apache Corp. is an exploration and producer of crude oil and natural gas. It was attractively valued and benefited from an overall recovery in oil prices and production from development projects.

Stocks that detracted from the Fund’s performance during the reporting period included overweight positions versus the Index in Sprint Nextel Corp., Safeway, Inc. and Paccar, Inc. Telecommunication company Sprint Nextel performed poorly as it posted weaker-than-expected second quarter results. This was due to reductions in its subscriber base. The stock continued to weaken due to concerns about increasing competition in the wireless industry. Safeway is one of the country’s largest grocery store chains. The economic slowdown, as well as consumers’ preference for lower-cost brands, negatively impacted Safeway’s profit margins. In addition, Safeway experienced increased price competition from other grocers, including Wal-Mart’s grocery operation. Paccar, a manufacturer of trucks and leasing activities, issued second quarter results that were weaker than expected in its core trucking business.

Q:	HOW WAS THE FUND MANAGED?

A:	We managed the Fund to its investment objective. To help ensure that stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the Index. During the period, the Fund had a higher growth rate than the Index and a lower six-month forward price/earnings ratio. We continued to seek investment opportunities in companies that were attractive based on valuation and strong fundamentals. In particular, we emphasized companies that we believed were inexpensively valued and that would perform well in an improving macro economic environment.

2   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.5%
2.	Microsoft Corp.	3.3
3.	Merck & Co., Inc.	2.1
4.	Google, Inc., Class A	2.0
5.	Bank of America Corp.	1.9
6.	Apple, Inc.	1.9
7.	Procter & Gamble Co.	1.9
8.	Hewlett-Packard Co.	1.9
9.	Goldman Sachs Group, Inc. (The)	1.9
10.	Coca-Cola Co. (The)	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	18.6%
Financials	14.6
Health Care	12.5
Consumer Staples	11.3
Energy	10.8
Industrials	9.4
Consumer Discretionary	9.1
Utilities	4.3
Telecommunication Services	3.8
Materials	3.7
U.S. Treasury Obligation	0.3
Short-Term Investment	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		23.51%	31.06%	0.59%	(1.51)%
With Sales Charge*		17.01	24.20	(0.49)	(2.04)
INSTITUTIONAL CLASS SHARES	1/3/97	23.83	31.54	0.99	(1.08)
SELECT CLASS SHARES	9/10/01	23.69	31.28	0.83	(1.30)
ULTRA SHARES	3/24/03	23.88	31.66	1.09	(1.01)

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares prior to its inception date reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

Returns for the Ultra Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Ultra Shares would have been different than shown because Ultra Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

JPMorgan Equity Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$172,991
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Income Fund, which seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities,* returned 21.47%** (Select Class Shares) for the six months ended December 31, 2009. This compares to the 23.23% return for the Russell 1000 Value Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter of 2009, its first increase since the second quarter of 2008.

For the six-month period, U.S. equity markets provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

Although the Fund generated a strong absolute return during the reporting period, it lagged behind the Index. This was partially the result of stock selection in the financials and consumer discretionary sectors, which more than offset the positive impact from stock selection in the utilities and telecommunication services sectors.

In terms of individual stocks, global financial services company Bank of New York Mellon Corp. detracted from performance during the reporting period. The company’s business activities include asset management, wealth management, asset servicing, issuer services, clearing services and Treasury services. The company issued disappointing results, which included a sizeable securities restructuring charge, weak servicing revenues and higher than expected credit costs.

The Fund’s performance was also hurt by not owning Ford Motor Co, which was held in the Index. While this lack of exposure was a positive for the Fund in 2008, it detracted from performance during the six months ended December 31, 2009. During this time, Ford’s share price moved sharply higher as it emerged from the economic downturn as the best performer among the “big three automakers” (General Motors, Ford and Chrysler). However, given the company’s high levels of fixed costs and the cyclical nature of its earnings and cash flow, the company does not meet our investment criteria. The Fund’s position in Exxon Mobil Corp. was also negative for performance. We believe investor sentiment for the stock declined due the lack of any major new development projects coming on line and the resulting concerns about the company’s ability to meet its future production targets.

Examples of stocks that positively contributed to the Fund’s results included its overweight position in CMS Energy Corp., an electric utility company. The company benefited from the restructuring it has initiated in recent years, which included the sale of most of its unregulated assets. The company now more closely resembles a regulated utility company resulting in increased earnings visibility. This has resulted in the consistent generation of free cash flow, which allowed CMS Energy Corp. to increase its dividend in early 2009. In addition, CMS Energy Corp. has increased its capital investments in renewable forms of energy, such as wind and solar.

Another strong performer for the Fund was Consolidated Communications Holdings, Inc. This landline telecommunications company services communities in rural Texas, Pennsylvania and Illinois. Its share price moved higher as the company posted better-than-expected earnings during the period, due to increases in Internet and digital television subscribers. In addition, the company lost fewer landline subscriber than had previously been the case. Tobacco company Lorillard, Inc. also enhanced the Fund’s results during the reporting period. Lorillard’s cigarette brands include Newport, Maverick, Kent and Old Gold. The company’s stock price moved higher as it continues to experience market share gains in a declining industry.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio managers’ focus remained on stock selection, believing that quality companies trading at attractive valuations would have the greatest potential to outperform in the long term. As the Fund aims to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow. All potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   5

JPMorgan Equity Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.4%
2.	Pfizer, Inc.	3.3
3.	Verizon Communications, Inc.	3.1
4.	Chevron Corp.	2.8
5.	Merck & Co., Inc.	2.6
6.	Wells Fargo & Co.	2.5
7.	United Technologies Corp.	2.1
8.	Johnson & Johnson	2.1
9.	ConocoPhillips	2.0
10.	Philip Morris International, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Financials	21.8%
Consumer Discretionary	12.5
Energy	12.4
Health Care	11.6
Consumer Staples	9.3
Industrials	9.1
Utilities	9.0
Telecommunication Services	6.9
Information Technology	3.0
Materials	2.3
Short-Term Investment	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		21.35%	17.31%	1.24%	1.61%
With Sales Charge*		15.01	11.16	0.15	1.07
CLASS B SHARES	1/14/94
Without CDSC		21.21	16.58	0.68	1.09
With CDSC**		16.21	11.58	0.29	1.09
CLASS C SHARES	11/4/97
Without CDSC		21.07	16.63	0.69	0.97
With CDSC***		20.07	15.63	0.69	0.97
SELECT CLASS SHARES	7/2/87	21.47	17.50	1.52	1.90

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   7

JPMorgan Growth and Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$307,372
Primary Benchmark	S&P 500/Citigroup Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends,* returned 22.91%** (Class A Shares, no sales charge) for the six months ended December 31, 2009. This compares to the 22.91% return for the S&P 500/Citigroup Value Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter of 2009,its first increase since the second quarter of 2008.

For the six-month period, U.S. equity markets provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund generated a strong absolute return and matched the performance of its Index during the reporting period. Over the six months ended December 31, 2009, stock selection and underweight positions versus the Index in consumer staples and utilities benefited performance. On the downside, stock selection in the energy and consumer discretionary sectors hurt performance.

Examples of stocks that positively contributed to the Fund’s results were EQT Corp., Microsoft Corp. and Mead Johnson Nutrition Co. EQT Corp. is an integrated natural gas company. More specifically, its operations include the exploration, production and distribution of natural gas. EQT Corp.’s shares were strong throughout the period as the company reported increased production volumes and lower drilling costs which generated solid earnings results. Software giant Microsoft’s share price rallied as it posted better-than-expected earnings results, driven by its Windows and entertainment divisions. During the period, Microsoft announced strong sales for its new Windows 7 operating system and robust demand for its Xbox gaming console and related software sales. Mead Johnson Nutrition Co. is a global leader in infant and children’s nutrition and is perhaps best known for their Enfamil and Enfalac families of infant formulas. Its shares significantly outperformed the Index during the reporting period. Mead Johnson Nutrition Co. itself can be considered defensive in nature as a manufacturer of infant formula while, on the other hand, the company’s developing emerging market exposure provides an opportunity for growth. Also increasing investor interest was the announcement by Bristol-Myers Squibb of their intentions to divest their remaining interest in Mead Johnson Nutrition Co. through a tax-free split-off.

In terms of individual stocks, global financial services company Bank of New York Mellon Corp. detracted from performance during the reporting period. The company’s business activities include asset management, wealth management, asset servicing, issuer services, clearing services and Treasury services. The company issued disappointing results which included a sizeable securities restructuring charge, weak servicing revenues and higher than expected credit costs.

The Fund’s performance was also hurt by not owning Ford Motor Co, which was held in the Index. While this lack of exposure was a positive for the Fund in 2008, it detracted from performance during the six-months ended December 31, 2009. During this time, Ford’s share price moved sharply higher as it emerged from the economic downturn as the best performer among the “big three automakers” (General Motors, Ford and Chrysler). However, given the company’s high levels of fixed costs and the cyclical nature of its earnings and cash flow, the company does not meet our investment criteria. The Fund’s position in Exxon Mobil Corp. was also negative for performance. We believe investor sentiment for the stock declined due the lack of any major new development projects coming on line and the resulting concerns about the company’s ability to meet its future production targets.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments included companies that the portfolio manager believed to possess sustainable competitive advantages, healthy balance sheets and management teams committed to increasing shareholder value.

8   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Wells Fargo & Co.	3.2%
2.	Bank of America Corp.	2.8
3.	Chevron Corp.	2.8
4.	Microsoft Corp.	2.6
5.	Exxon Mobil Corp.	2.3
6.	Merck & Co., Inc.	2.2
7.	American Express Co.	2.1
8.	Verizon Communications, Inc.	2.0
9.	Wal-Mart Stores, Inc.	2.0
10.	Pfizer, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	27.3%
Consumer Discretionary	13.4
Health Care	12.1
Energy	11.3
Industrials	8.5
Information Technology	8.0
Consumer Staples	8.0
Utilities	4.6
Telecommunication Services	3.3
Materials	2.7
Short-Term Investment	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   9

JPMorgan Growth and Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		22.91%	22.05%	(1.12)%	(0.28)%
With Sales Charge*		16.45	15.63	(2.18)	(0.82)
CLASS B SHARES	11/4/93
Without CDSC		22.60	21.46	(1.61)	(0.68)
With CDSC**		17.60	16.46	(2.04)	(0.68)
CLASS C SHARES	1/2/98
Without CDSC		22.58	21.43	(1.61)	(0.78)
With CDSC***		21.58	20.43	(1.61)	(0.78)
SELECT CLASS SHARES	1/24/96	23.15	22.55	(0.79)	0.23

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Lipper has independently redesignated the Fund’s peer group, and as a result, its Lipper benchmark has changed from Lipper Large-Cap Value Funds Index to the Lipper Large-Cap Core Funds Index. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

JPMorgan Large Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 1992
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$629,107
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Growth Fund, which seeks long-term capital appreciation and growth of income by investing primarily in equity securities,* returned 28.09%** (Select Class Shares) for the six month period ending December 31, 2009, compared to the 23.03% return for the Russell 1000 Growth Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008.

For the six-month period, large-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund generated strong absolute return and outperformed the Index during the reporting period. As the economy and stock market showed signs of recovery, investors appeared to shift assets out of so-called “safety stocks” and into stocks that were better positioned to benefit from that recovery. We believe this played to the Fund’s strengths.

Almost all of the Fund’s outperformance was the result of stock selection. In terms of sectors, the Fund’s largest overweights versus the Index were in technology and materials. But in terms of contributors to results, consumer discretionary and technology led the way. Among the Fund’s best holdings during the period were Amazon.com, Inc., the online retailer, and Priceline.com, an online travel company. In Amazon’s case, we thought the stock had gotten very inexpensive during the market selloff, yet its fundamentals looked solid. It was a similar story for Priceline.com. We felt it was a high-quality, very well-run firm with strong fundamentals.

The sectors that detracted the most from performance were producer durables and energy. The biggest detractors from performance were two manufacturers of wireless communication products: QUALCOMM and Research in Motion Ltd. In the case of QUALCOMM, it was hurt by a maturation of the product lifecycle for its third generation (3G) chip and price pressure in the Code Division Multiple Access, or CDMA, market. Research in Motion, the maker of the Blackberry wireless handheld devices, was hurt by competitive challenges from rival cell phone makers such as Apple and Google.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Potential investments were subjected to rigorous financial analysis and a disciplined approach, which attempted to identify companies with positive price momentum and attractive fundamental dynamics.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Google, Inc., Class A	5.6%
2.	Apple, Inc.	5.5
3.	Amazon.com, Inc.	5.0
4.	MasterCard, Inc., Class A	2.9
5.	Express Scripts, Inc.	2.8
6.	Cognizant Technology Solutions Corp., Class A	2.7
7.	Coca-Cola Co. (The)	2.6
8.	Visa, Inc., Class A	2.6
9.	Microsoft Corp.	2.3
10.	Freeport-McMoRan Copper & Gold, Inc.	2.2

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	43.0%
Health Care	12.2
Consumer Discretionary	12.0
Consumer Staples	8.8
Materials	6.8
Energy	5.1
Industrials	4.4
Financials	4.3
Telecommunication Services	2.6
Short-Term Investment	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		28.05%	34.51%	2.11%	(4.26)%
With Sales Charge*		21.33	27.42	1.01	(4.77)
CLASS B SHARES	1/14/94
Without CDSC		26.84	33.64	1.52	(4.76)
With CDSC**		21.84	28.64	1.14	(4.76)
CLASS C SHARES	11/4/97
Without CDSC		26.79	33.66	1.55	(4.87)
With CDSC***		25.79	32.66	1.55	(4.87)
CLASS R2 SHARES	11/3/08	27.77	34.14	1.83	(4.54)
CLASS R5 SHARES	4/14/09	28.26	34.94	2.37	(4.01)
SELECT CLASS SHARES	2/28/92	28.09	34.81	2.35	(4.02)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   13

JPMorgan Large Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$465,121
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Value Fund, which seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities,* returned 23.70%** (Select Class Shares) for the six months ended December 31, 2009, compared to the 23.23% return for the Russell 1000 Value Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008. The Fund benefited from an emphasis on stock selection in cyclicals that we felt were well-positioned to outperform during an economic recovery. For example, we increased the Fund’s weighting in industrials, and we were overweight in technology. Both sectors proved to be solid contributors when the markets turned around.

Hewlett-Packard Co. is an example of a stock that helped the Fund outperform the Index during the six-month period. We believed that this business products and technology firm was very attractively valued. In addition, we felt it was positioned to benefit from a new product replacement cycle and increased capital spending during an economic recovery. In addition to Hewlett-Packard, we continue to feel that the technology sector as a whole offers numerous investment opportunities. It is our belief that many companies in this space are well run, possess healthy balance sheets and generate impressive levels of cash flow. We also feel that the valuations for many technology companies are more attractive than they have been in quite some time. Additionally, because of cost cutting, many of these companies have operating leverage as we go into a technology replacement cycle and inventory re-stocking cycle. Many companies have not replaced equipment like computer operating systems for quite some time. We think this bodes well for the technology sector at large.

Another top contributor to performance was Apache Corp., an oil and gas exploration and production company. The stock, which had traded at sharply discounted levels relative to peers, outperformed the Index after the company reported solid volume performance for the third quarter. In addition, Apache’s strong balance sheet and significant free cash flow generation position the company to make strategic acquisitions in the U.S., which currently represents approximately 40% of the company’s production and reserves. We believe that continued confirmation of strong production growth expectations put the company in an advantageous position versus its peers.

Detractors from the Fund’s performance during the six-month period included the financial services sector and the transportation sector. In the former case, a specific example is State Street Corp., a leading processing and custody bank. The company’s stock was under pressure after it reported weakness in its securities lending and foreign exchange businesses, coupled with a lower core net interest margin and higher expenses. Another issue that hurt the company’s outlook was Charles Schwab’s decision to offer free exchange traded funds (ETF) trades to some of its customers. However, we believe that State Street’s stock remains attractively valued, as it appears to us that investors may have overreacted to what was a weak seasonal quarter. Not owning Ford Motor Co., which was held in the Index, was also a detractor from performance. The stock outperformed significantly during the period, not so much because of the general rebound in industrial stocks, but we believe because investors realized that the automaker, unlike General Motors, would not go bankrupt.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund focused on stock selection as its primary driver of excess returns. Sector bets were relatively constrained; however; within broad sectors, we established positions in companies that reflected broader themes. Although value stocks made solid gains during the six-month period, indeed since the stock market turned around last March, we maintain a positive outlook over the short to medium-term, as the economic recovery continues to build. We believe that despite these recent gains, many stocks are priced at attractive levels and do not reflect more “normalized” earnings. Heading into the second half of the Fund’s fiscal year, we are underweight in certain sectors versus the Index, such as infrastructure and consumer staples, which we believe will lag the overall economic recovery. We are overweight in technology, which we think will benefit from an increase in spending, by companies, as we previously discussed, but possibly by consumers as well, as stronger-than-expected personal computer sales during the holidays appeared to indicate.

14   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Verizon Communications, Inc.	4.2%
2.	Exxon Mobil Corp.	4.0
3.	Merck & Co., Inc.	3.0
4.	Bank of America Corp.	2.9
5.	Wells Fargo & Co.	2.7
6.	Pfizer, Inc.	2.7
7.	Hewlett-Packard Co.	2.5
8.	Goldman Sachs Group, Inc. (The)	2.5
9.	Chevron Corp.	2.5
10.	Occidental Petroleum Corp.	2.4

PORTFOLIO COMPOSITION BY SECTOR***

Financials	23.2%
Energy	17.6
Health Care	10.9
Information Technology	10.2
Industrials	9.9
Consumer Discretionary	8.1
Consumer Staples	5.3
Telecommunication Services	5.1
Materials	4.2
Utilities	4.2
Short-Term Investment	1.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   15

JPMorgan Large Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		23.69%	32.47%	(0.19)%	0.39%
With Sales Charge*		17.18	25.46	(1.26)	(0.15)
CLASS B SHARES	1/14/94
Without CDSC		23.20	31.70	(0.75)	(0.12)
With CDSC**		18.20	26.70	(1.16)	(0.12)
CLASS C SHARES	3/22/99
Without CDSC		23.21	31.77	(0.75)	(0.25)
With CDSC***		22.21	30.77	(0.75)	(0.25)
CLASS R2 SHARES	11/3/08	23.52	32.13	(0.51)	0.14
CLASS R5 SHARES	5/15/06	23.83	32.97	0.17	0.71
SELECT CLASS SHARES	3/1/91	23.70	32.59	0.02	0.64

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

JPMorgan U.S. Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 17, 1993
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$2,188,266
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities,* returned 23.76%** (Institutional Class Shares) for the six months ended December 31, 2009. This compares to the 22.59% return for the S&P 500 Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter of 2009, its first increase since the second quarter of 2008.

For the six-month period, U.S. large-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund generated a strong absolute return during the reporting period and outperformed the Index. This was partially the result of favorable stock selection in the energy, basic materials and industrial cyclicals sectors. These positives more than offset the negative impact from stock selection in the capital markets, network technology and infrastructure sectors.

Examples of stocks that positively contributed to the Fund’s results were its overweight positions in Freeport McMoRan Copper & Gold, Inc., Dow Chemical Co., and Apache Corp. Mining company, Freeport McMoRan Copper & Gold’s stock price soared as copper prices doubled off their lows in 2009 due, in part, to strong demand from countries such as China. The price of gold also moved sharply higher during the reporting period, further supporting Freeport McMoRan Copper & Gold’s shares. Dow Chemical provides chemical, plastic and agricultural products and services to a diversified array of end markets. In 2008, Dow Chemical announced its intention to acquire specialty chemical company Rohm and Haas. However, given the deterioration in the credit markets, there were concerns whether Dow Chemical could arrange the financing to complete the purchase. Given this overhang, Dow Chemical’s stock price fell sharply. It then rebounded and more than doubled after the financing was arranged and the acquisition was completed in April 2009. Apache Corp. is an exploration company and producer of crude oil and natural gas. It was attractively valued and benefited from an overall recovery in energy prices that accompanied the economic rebound.

Stocks that detracted from the Fund’s performance during the reporting period were not owning American Express, which was held by the Index, and its overweight positions in Citigroup, Inc. and Bank of New York Mellon Corp. The Fund’s lack of exposure to financial services company American Express was due to concerns regarding weakening consumer spending. However, its stock rallied during the reporting period as American Express had fewer write-offs than anticipated and economic conditions improved. Citigroup, the large financial services company, performed poorly given continued concerns regarding its balance sheet and its need to raise additional capital. Global financial services company Bank of New York Mellon Corp. detracted from performance during the reporting period. While its operating earnings exceeded analysts’ expectations, the stock sold off as the company took a $4.8 billion pre-tax portfolio restructuring charge resulting in the sale of $3.6 billion in low quality securities.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was positioned for an economic recovery by owning inexpensive stocks with good management teams and strong balance sheets. The Fund was overweight versus the Index in technology and media stocks, as we believed they were poised to benefit from an economic recovery. To help ensure stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the Index. We also limited the Fund’s cash position in order to remain as fully invested as possible.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   17

JPMorgan U.S. Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	3.4%
2.	Exxon Mobil Corp.	3.1
3.	Hewlett-Packard Co.	3.1
4.	Google, Inc., Class A	3.0
5.	Merck & Co., Inc.	2.5
6.	Cisco Systems, Inc.	2.4
7.	Procter & Gamble Co.	2.2
8.	Goldman Sachs Group, Inc. (The)	2.2
9.	Wells Fargo & Co.	2.2
10.	Occidental Petroleum Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	23.7%
Financials	14.5
Health Care	12.1
Energy	11.6
Consumer Staples	9.9
Consumer Discretionary	9.0
Industrials	8.9
Materials	3.4
Telecommunication Services	3.2
Utilities	3.2
Short-Term Investment	0.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

18   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		23.54%	32.77%	2.57%	0.22%
With Sales Charge*		17.01	25.86	1.47	(0.32)
CLASS B SHARES	9/10/01
Without CDSC		23.23	32.03	2.04	(0.27)
With CDSC**		18.23	27.03	1.67	(0.27)
CLASS C SHARES	9/10/01
Without CDSC		23.20	32.05	2.05	(0.27)
With CDSC***		22.20	31.05	2.05	(0.27)
CLASS R2 SHARES	11/3/08	23.30	32.34	2.50	0.19
CLASS R5 SHARES	5/15/06	23.76	33.29	3.06	0.66
INSTITUTIONAL CLASS SHARES	9/17/93	23.76	33.27	3.00	0.63
SELECT CLASS SHARES	9/10/01	23.54	32.94	2.83	0.46

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 12/31/99 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/10/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares (during this period the performance for Class B and Class C Shares would have been lower because of their higher expenses). Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   19

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2005
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$5,354,631
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Core Plus Fund, which seeks to provide a high total return from a portfolio of selected equity securities,* returned 24.54%** (Select Class Shares) for the six months ended December 31, 2009. This compares to the 22.59% return for the S&P 500 Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter of 2009 — its first increase since the second quarter of 2008.

For the six-month period, U.S. large-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund generated a strong absolute return during the reporting period and outperformed its benchmark. This was partially the result of favorable stock selection in the industrials, energy and basic materials sectors. These positives more than offset the negative impact from stock selection in the capital markets, infrastructure and telecommunications sectors.

Overall, our long positions added value during the reporting period. A notable example was our long position in industrial cyclical company United Technologies, as it performed well as economic conditions improved. In contrast, a long position in Norfolk Southern was a detractor from results as fears of Congress re-regulating the rails weighed on its shares during the reporting period.

Examples of stocks that positively contributed to the Fund’s results were its overweight positions versus the Index in Freeport McMoRan Copper & Gold, Inc., Dow Chemical Co., and Starwood Hotels & Resorts. Mining company, Freeport McMoRan Copper & Gold’s stock price soared as copper prices doubled off their lows in 2009 due, in part, to strong demand from countries such as China. The price of gold also moved sharply higher during the reporting period, further supporting Freeport McMoRan Copper & Gold’s shares. Dow Chemical provides chemical, plastic and agricultural products and services to a diversified array of end markets. In 2008, Dow Chemical announced its intention to acquire specialty chemical company Rohm and Haas. However, given the deterioration in the credit markets, there were concerns whether Dow Chemical could arrange the financing to complete the purchase. Given this overhang, Dow Chemical’s stock price fell sharply. It then rebounded and more than doubled after the financing was arranged and the acquisition was completed in April 2009. Starwood Hotels & Resorts Worldwide, Inc. is a global hotel operator with brands that include Westin, Sheraton, Four Points by Sheraton, St. Regis and W Hotels. The company’s stock price had fallen sharply early in 2009, given the global recession and concerns regarding its leverage. Starwood Hotels & Resorts’ stock price then rallied when economic conditions began to improve.

Detractors from the Fund’s performance during the reporting period included the decision to not own American Express, which was held in the Index, and the Fund’s overweight positions in ITT Education Services and Sprint Nextel Corp. The Fund’s lack of exposure to financial services company American Express was due to concerns regarding weakening consumer spending. However, its stock rallied during the reporting period as American Express had less write-offs than anticipated and economic conditions improved. ITT Education Services is an online education company. Its stock price declined during the reporting period given falling demand due to the overall poor economic environment. Telecommunication company Sprint Nextel performed poorly as it posted weaker-than-expected earnings. This was due, in part, to the costs associated with its November 2009 acquisition of prepaid cell phone provider Virgin Mobile. In addition, the short positions had losses in the aggregate due to the sharp increase in the overall market. On a relative basis they underperformed the Fund’s long positions which was consistent with expectations in a rising market environment.

20   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was positioned for an economic recovery by owning inexpensive stocks with good management teams and strong balance sheets. The Fund was overweight versus the Index in technology and media stocks, as we believed they were poised to benefit from an economic recovery. In contrast, we became less positive on the outlook for infrastructure and the Fund moved from a neutral to an underweight position. We define infrastructure as utility, pipeline, coal, alternative energy and waste management companies. Overall, the Fund aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The Fund was managed to be nearly 100% invested in the stock market at all times. The average long to-short exposure over the period was 118% to 18%.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Hewlett-Packard Co.	2.9%
2.	Microsoft Corp.	2.9
3.	Google, Inc., Class A	2.7
4.	Exxon Mobil Corp.	2.4
5.	Cisco Systems, Inc.	2.2
6.	Wells Fargo & Co.	2.1
7.	Merck & Co., Inc.	2.1
8.	Abbott Laboratories	2.0
9.	Goldman Sachs Group, Inc. (The)	2.0
10.	Procter & Gamble Co.	1.9

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	23.2%
Financials	13.6
Energy	10.7
Health Care	10.6
Industrials	10.5
Consumer Discretionary	9.5
Consumer Staples	8.9
Materials	4.2
Utilities	3.7
Telecommunication Services	2.9
Short-Term Investment	2.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	Texas Instruments, Inc.	5.6%
2.	Linear Technology Corp.	3.5
3.	ITT Corp.	3.3
4.	Raytheon Co.	3.0
5.	KLA-Tencor Corp.	3.0
6.	Dominion Resources, Inc.	2.7
7.	Illinois Tool Works, Inc.	2.6
8.	Eli Lilly & Co.	2.4
9.	Viacom, Inc., Class B	2.2
10.	FedEx Corp.	2.0

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Industrials	24.9%
Information Technology	18.2
Consumer Discretionary	12.4
Utilities	8.9
Financials	8.9
Materials	7.4
Consumer Staples	6.0
Health Care	5.9
Energy	5.6
Telecommunication Services	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of December 31, 2009. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   21

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		24.40%	36.13%	0.29%	6.21%
With Sales Charge*		17.87	28.99	(1.50)	4.85
CLASS C SHARES	11/1/05
Without CDSC		24.07	35.39	(0.20)	5.69
With CDSC**		23.07	34.39	(0.20)	5.69
CLASS R2 SHARES	11/3/08	24.27	35.83	0.22	6.15
CLASS R5 SHARES	5/15/06	24.74	36.73	0.78	6.68
SELECT CLASS SHARES	11/1/05	24.54	36.43	0.57	6.48

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large Cap Core Funds Average from November 1, 2005 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large Cap Core Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2007
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$160,707
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Value Plus Fund (the “Fund”), which seeks long-term capital appreciation,* returned 24.17%** (Select Class Shares) for the six months ended December 31, 2009, compared to the 23.23% return for the Russell 1000 Value Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008. The Fund benefited from stock selection in both the energy and industrial-cyclical sectors, as we felt that many of these companies were well-positioned to outperform during an economic recovery. In addition, an overweight in technology versus the Index was a positive for performance.

Hewlett-Packard Co. is an example of a stock that helped the Fund outperform the Index during the six-month period. We believed that this business products and technology firm was very attractively valued. We felt it was positioned to benefit from the restocking of printing supplies, a new product replacement cycle and increased capital spending during an economic recovery. What’s more, Hewlett-Packard cut costs, which has helped to improve its operating leverage. In addition to Hewlett-Packard, it was our belief that many companies in the technology sector were well run, possessed healthy balance sheets and generated impressive levels of cash flow. We also felt that the valuations for many technology companies were more attractive than they had been in quite some time, thus we opted to be overweight in this sector compared to the benchmark, which contributed to performance during the reporting period.

Another positive contributor to performance was Apache Corp., an oil and gas exploration and production company. The stock, which had traded at sharply discounted levels relative to peers, outperformed the Index after the company reported solid volume performance for the third quarter. In addition, Apache had a strong balance sheet and generated significant free cash flow.

Detractors from the Fund’s performance during the six-month period included the capital markets and the auto/transportation sectors. In the former case, a specific example is Morgan Stanley, an investment bank and retail brokerage firm. Morgan Stanley did very well during the first half of 2009, as the markets, and financials in particular, rebounded off their March 2009 lows. During the second half of the year, however, its stock rose at a more modest pace and less so than the average capital markets stock. Not owning Ford Motor Co., which was held in the Index, was also a detractor from performance. The stock outperformed significantly during the period, not so much because of the general rebound in industrial stocks, but we felt because investors realized that the automaker, unlike General Motors, would not go bankrupt.

In addition, the short positions had losses in the aggregate due to the sharp increase in the overall market. On a relative basis they underperformed the Fund’s long positions which was consistent with expectations in a rising market environment.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy utilized active stock selection with a systematic valuation process. This strategy invested in a diversified portfolio of 120–180 long and 50–100 short U.S. large-cap equities. Overall, the Fund aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks for short positions. Heading into the last half of the Fund’s fiscal year, we were underweight in certain sectors versus the Index, such as infrastructure and consumer staples and overweight in technology which contributed to slightly better performance compared to the Index.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   23

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Verizon Communications, Inc.	3.5%
2.	Exxon Mobil Corp.	3.3
3.	Merck & Co., Inc.	2.7
4.	Pfizer, Inc.	2.5
5.	Bank of America Corp.	2.4
6.	Wells Fargo & Co.	2.4
7.	Hewlett-Packard Co.	2.1
8.	Goldman Sachs Group, Inc. (The)	2.1
9.	Chevron Corp.	2.1
10.	ConocoPhillips	2.1

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Financials	21.1%
Energy	15.5
Information Technology	11.3
Health Care	10.8
Industrials	10.2
Consumer Discretionary	9.6
Materials	5.3
Consumer Staples	5.0
Telecommunication Services	4.5
Utilities	3.6
Short-Term Investment	3.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	Linear Technology Corp.	3.9%
2.	ITT Corp.	3.2
3.	Nalco Holding Co.	2.7
4.	AK Steel Holding Corp.	2.4
5.	Texas Instruments, Inc.	2.4
6.	Monsanto Co.	2.4
7.	Electronic Arts, Inc.	2.4
8.	Eli Lilly & Co.	2.3
9.	KLA-Tencor Corp.	2.2
10.	Nabors Industries Ltd.	2.2

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Information Technology	18.6%
Industrials	16.0
Consumer Discretionary	15.1
Financials	15.0
Health Care	13.0
Materials	12.7
Energy	5.3
Consumer Staples	3.0
Utilities	1.3

***	Percentages indicated are based upon total long investments as of December 31, 2009. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of December 31, 2009. The Fund’s composition is subject to change.

24   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		24.08%	32.83%	(10.10)%
With Sales Charge*		17.56	25.92	(12.39)
CLASS C SHARES	11/30/07
Without CDSC		23.84	32.29	(10.54)
With CDSC**		22.84	31.29	(10.54)
CLASS R5 SHARES	11/30/07	24.35	33.40	(9.70)
SELECT CLASS SHARES	11/30/07	24.17	33.22	(9.88)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Large Cap Value Plus Fund, the Russell 1000 Value Index and the Lipper Long/Short Equity Funds Average from November 30, 2007 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index in an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Long/Short Equity Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   25

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
		Consumer Discretionary — 9.1%
		Auto Components — 0.5%
46		Johnson Controls, Inc.	1,248
		Diversified Consumer Services — 0.2%
5		ITT Educational Services, Inc. (a) (c)	489
		Hotels, Restaurants & Leisure — 1.9%
26		Darden Restaurants, Inc.	915
54		International Game Technology	1,015
11		McDonald’s Corp.	656
42		Royal Caribbean Cruises Ltd. (a) (c)	1,049
20		Starwood Hotels & Resorts Worldwide, Inc. (c)	717
			4,352
		Household Durables — 0.4%
14		KB Home (c)	194
49		Lennar Corp., Class A (c)	629
—	(h)	Whirlpool Corp. (c)	16
			839
		Internet & Catalog Retail — 0.8%
13		Amazon.com, Inc. (a) (c)	1,722
		Media — 2.1%
21		Gannett Co., Inc.	310
17		Time Warner Cable, Inc.	687
21		Time Warner, Inc.	612
97		Walt Disney Co. (The) (c)	3,119
			4,728
		Multiline Retail — 1.2%
8		Family Dollar Stores, Inc.	231
17		J.C. Penney Co., Inc.	452
28		Kohl’s Corp. (a) (c)	1,483
14		Target Corp.	697
			2,863
		Specialty Retail — 0.8%
1		Gap, Inc. (The)	23
25		Home Depot, Inc. (c)	732
—	(h)	Limited Brands, Inc. (c)	4
1		Ross Stores, Inc.	56
33		Staples, Inc. (c)	811
6		TJX Cos., Inc.	208
			1,834
		Textiles, Apparel & Luxury Goods — 1.2%
41		Coach, Inc. (c)	1,479
9		Nike, Inc., Class B	621
10		V.F. Corp.	751
			2,851
		Total Consumer Discretionary	20,926
		Consumer Staples — 11.2%
		Beverages — 2.0%
71		Coca-Cola Co. (The)	4,070
25		Coca-Cola Enterprises, Inc.	526
			4,596
		Food & Staples Retailing — 2.9%
58		CVS/Caremark Corp.	1,875
39		Kroger Co. (The)	796
47		SYSCO Corp. (c)	1,308
50		Wal-Mart Stores, Inc.	2,662
			6,641
		Food Products — 2.0%
5		Archer-Daniels-Midland Co.	150
26		General Mills, Inc.	1,806
103		Kraft Foods, Inc., Class A	2,802
			4,758
		Household Products — 2.4%
7		Clorox Co.	421
11		Kimberly-Clark Corp.	675
73		Procter & Gamble Co.	4,438
			5,534
		Tobacco — 1.9%
102		Altria Group, Inc.	2,002
50		Philip Morris International, Inc.	2,390
			4,392
		Total Consumer Staples	25,921
		Energy — 10.8%
		Energy Equipment & Services — 1.4%
6		Ensco International plc, (United Kingdom), ADR	243
5		National Oilwell Varco, Inc.	216
34		Schlumberger Ltd.	2,200
7		Transocean Ltd., (Switzerland) (a)	613
			3,272
		Oil, Gas & Consumable Fuels — 9.4%
13		Anadarko Petroleum Corp.	836
17		Apache Corp.	1,713
40		Chevron Corp.	3,064
42		ConocoPhillips	2,140

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Oil, Gas & Consumable Fuels — Continued
25		Devon Energy Corp.	1,801
9		EOG Resources, Inc. (c)	866
119		Exxon Mobil Corp.	8,115
1		Marathon Oil Corp.	16
6		Noble Energy, Inc. (c)	427
31		Occidental Petroleum Corp.	2,546
			21,524
		Total Energy	24,796
		Financials — 14.5%
		Capital Markets — 4.6%
36		Bank of New York Mellon Corp. (The)	999
50		Charles Schwab Corp. (The)	945
26		Goldman Sachs Group, Inc. (The)	4,322
79		Morgan Stanley	2,338
39		State Street Corp.	1,707
17		TD AMERITRADE Holding Corp. (a)	333
			10,644
		Commercial Banks — 2.9%
31		BB&T Corp.	779
26		Fifth Third Bancorp	251
60		Regions Financial Corp.	319
23		SunTrust Banks, Inc.	461
13		TCF Financial Corp. (c)	170
28		U.S. Bancorp	628
146		Wells Fargo & Co.	3,943
21		Zions Bancorp	273
			6,824
		Consumer Finance — 0.8%
45		Capital One Financial Corp. (c)	1,714
3		Discover Financial Services	41
			1,755
		Diversified Financial Services — 2.8%
296		Bank of America Corp.	4,455
631		Citigroup, Inc.	2,088
			6,543
		Insurance — 2.3%
13		ACE Ltd., (Switzerland) (a)	640
37		Aflac, Inc.	1,725
8		AON Corp.	307
8		Axis Capital Holdings Ltd., (Bermuda)	230
15		Principal Financial Group, Inc. (c)	349
24		Prudential Financial, Inc.	1,189
15		RenaissanceRe Holdings Ltd., (Bermuda)	771
			5,211
		Real Estate Investment Trusts (REITs) — 1.1%
4		Alexandria Real Estate Equities, Inc. (c)	232
4		BRE Properties, Inc.	136
8		Digital Realty Trust, Inc. (c)	402
10		Health Care REIT, Inc. (c)	443
10		Hospitality Properties Trust	242
8		Mack-Cali Realty Corp.	266
6		National Retail Properties, Inc. (c)	132
12		Omega Healthcare Investors, Inc.	241
—	(h)	Public Storage (c)	8
20		Senior Housing Properties Trust	444
			2,546
		Total Financials	33,523
		Health Care — 12.5%
		Biotechnology — 1.9%
6		Alexion Pharmaceuticals, Inc. (a)	312
38		Celgene Corp. (a)	2,105
47		Gilead Sciences, Inc. (a)	2,039
			4,456
		Health Care Equipment & Supplies — 1.5%
25		Baxter International, Inc.	1,455
16		Covidien plc, (Ireland)	747
30		Medtronic, Inc.	1,320
			3,522
		Health Care Providers & Services — 2.3%
41		Aetna, Inc.	1,284
26		Cardinal Health, Inc.	829
32		CIGNA Corp. (c)	1,114
11		McKesson Corp.	675
17		Medco Health Solutions, Inc. (a)	1,086
4		WellPoint, Inc. (a)	210
			5,198
		Life Sciences Tools & Services — 0.5%
4		Life Technologies Corp. (a)	193
18		Thermo Fisher Scientific, Inc. (a)	849
			1,042
		Pharmaceuticals — 6.3%
72		Abbott Laboratories	3,898
62		Bristol-Myers Squibb Co.	1,561
28		Johnson & Johnson	1,771
130		Merck & Co., Inc.	4,765
6		Mylan, Inc. (a) (c)	112
131		Pfizer, Inc.	2,389
			14,496
		Total Health Care	28,714

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   27

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Industrials — 9.3%
		Aerospace & Defense — 2.4%
32		Honeywell International, Inc.	1,254
1		L-3 Communications Holdings, Inc.	104
16		Northrop Grumman Corp.	866
48		United Technologies Corp.	3,332
			5,556
		Electrical Equipment — 0.6%
14		Cooper Industries plc	588
22		Emerson Electric Co.	933
			1,521
		Industrial Conglomerates — 1.5%
222		General Electric Co.	3,361
5		Textron, Inc.	92
			3,453
		Machinery — 2.8%
42		Deere & Co.	2,250
17		Eaton Corp.	1,107
50		PACCAR, Inc. (c)	1,824
24		Parker Hannifin Corp.	1,288
			6,469
		Road & Rail — 1.8%
16		CSX Corp. (c)	795
26		Norfolk Southern Corp.	1,337
31		Union Pacific Corp.	1,994
			4,126
		Trading Companies & Distributors — 0.2%
13		GATX Corp. (c)	379
		Total Industrials	21,504
		Information Technology — 18.5%
		Communications Equipment — 3.0%
150		Cisco Systems, Inc. (a)	3,593
25		Juniper Networks, Inc. (a)	672
57		QUALCOMM, Inc.	2,614
			6,879
		Computers & Peripherals — 5.4%
21		Apple, Inc. (a)	4,449
86		Hewlett-Packard Co.	4,430
23		International Business Machines Corp.	2,985
17		SanDisk Corp. (a) (c)	504
			12,368
		Electronic Equipment, Instruments & Components — 0.8%
95		Corning, Inc.	1,842
		Internet Software & Services — 2.0%
—	(h)	AOL, Inc. (a)	—	(h)
8		Google, Inc., Class A (a) (c)	4,650
			4,650
		IT Services — 1.1%
35		Cognizant Technology Solutions Corp., Class A (a)	1,595
32		Paychex, Inc. (c)	965
			2,560
		Office Electronics — 0.0% (g)
17		Xerox Corp. (c)	146
		Semiconductors & Semiconductor Equipment — 2.1%
94		Applied Materials, Inc. (c)	1,306
67		Atmel Corp. (a) (c)	309
24		Broadcom Corp., Class A (a)	745
13		Intel Corp.	267
60		Intersil Corp., Class A (c)	919
48		LSI Corp. (a)	290
68		National Semiconductor Corp. (c)	1,049
			4,885
		Software — 4.1%
245		Microsoft Corp.	7,467
78		Oracle Corp.	1,909
			9,376
		Total Information Technology	42,706
		Materials — 3.7%
		Chemicals — 2.0%
9		Air Products & Chemicals, Inc.	754
67		Dow Chemical Co. (The)	1,857
39		E.l. du Pont de Nemours & Co.	1,327
13		PPG Industries, Inc.	749
			4,687
		Metals & Mining — 1.7%
39		Alcoa, Inc.	635
2		Cliffs Natural Resources, Inc.	110
26		Freeport-McMoRan Copper & Gold, Inc. (a)	2,120
17		United States Steel Corp. (c)	959
			3,824
		Total Materials	8,511

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Telecommunication Services — 3.8%
	Diversified Telecommunication Services — 2.8%
100	AT&T, Inc.	2,814
6	CenturyTel, Inc.	206
104	Verizon Communications, Inc.	3,446
		6,466
	Wireless Telecommunication Services — 1.0%
8	American Tower Corp., Class A (a)	350
9	Crown Castle International Corp. (a)	348
451	Sprint Nextel Corp. (a) (c)	1,650
		2,348
	Total Telecommunication Services	8,814
	Utilities — 4.3%
	Electric Utilities — 1.8%
34	Edison International	1,186
2	Entergy Corp.	188
32	FPL Group, Inc. (c)	1,685
82	NV Energy, Inc.	1,013
		4,072
	Multi-Utilities — 2.1%
31	PG&E Corp. (c)	1,362
38	Public Service Enterprise Group, Inc.	1,250
26	SCANA Corp.	976
62	Xcel Energy, Inc.	1,322
		4,910
	Water Utilities — 0.4%
38	American Water Works Co., Inc.	856
	Total Utilities	9,838
	Total Common Stocks (Cost $163,505)	225,253

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
540	U.S. Treasury Note, 2.875%, 06/30/10 (k) (Cost $547)	547

SHARES
Short-Term Investment — 1.6%
	Investment Company — 1.6%
3,765	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $3,765)	3,765
Investment of Cash Collateral for Securities on Loan — 11.9%
	Investment Company — 11.9%
27,507	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $27,507)	27,507
	Total Investments — 111.5% (Cost $195,324)	257,072
	Liabilities in Excess of Other Assets — (11.5)%	(26,494)
	NET ASSETS — 100.0%	$230,578

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
22	S&P 500 Index	03/18/10	$6,109	$(9)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 12.5%
	Distributors — 0.9%
41	Genuine Parts Co.	1,564
	Diversified Consumer Services — 0.3%
23	H&R Block, Inc.	522
	Hotels, Restaurants & Leisure — 2.9%
42	Darden Restaurants, Inc.	1,477
43	McDonald’s Corp.	2,697
25	Yum! Brands, Inc.	860
		5,034
	Leisure Equipment & Products — 0.7%
36	Hasbro, Inc. (c)	1,148
	Media — 3.2%
57	McGraw-Hill Cos., Inc. (The)	1,923
36	Omnicom Group, Inc.	1,425
56	Regal Entertainment Group, Class A (c)	807
47	Time Warner, Inc.	1,370
		5,525
	Specialty Retail — 2.7%
38	Gap, Inc. (The)	800
45	Home Depot, Inc. (c)	1,299
30	Tiffany & Co.	1,277
34	TJX Cos., Inc.	1,225
		4,601
	Textiles, Apparel & Luxury Goods — 1.8%
21	Nike, Inc., Class B	1,368
25	V.F. Corp. (c)	1,831
		3,199
	Total Consumer Discretionary	21,593
	Consumer Staples — 9.3%
	Beverages — 1.9%
45	Coca-Cola Co. (The)	2,571
11	PepsiCo, Inc.	693
		3,264
	Food & Staples Retailing — 1.1%
14	SYSCO Corp. (c)	383
30	Wal-Mart Stores, Inc.	1,593
		1,976
	Food Products — 2.1%
27	General Mills, Inc.	1,926
28	JM Smucker Co. (The)	1,747
		3,673
	Household Products — 1.0%
13	Kimberly-Clark Corp.	848
13	Procter & Gamble Co.	794
		1,642
	Personal Products — 0.4%
15	Mead Johnson Nutrition Co., Class A	642
	Tobacco — 2.8%
24	Lorillard, Inc.	1,909
62	Philip Morris International, Inc.	2,964
		4,873
	Total Consumer Staples	16,070
	Energy — 12.4%
	Oil, Gas & Consumable Fuels — 12.4%
64	Chevron Corp.	4,927
69	ConocoPhillips	3,518
39	Energy Transfer Equity LP	1,202
85	Exxon Mobil Corp.	5,817
20	Marathon Oil Corp.	618
40	NuStar GP Holdings LLC	1,085
16	Occidental Petroleum Corp.	1,334
59	Teekay Corp., (Canada)	1,374
76	Williams Cos., Inc. (The)	1,600
	Total Energy	21,475
	Financials — 21.8%
	Capital Markets — 4.4%
61	Bank of New York Mellon Corp. (The)	1,703
7	Goldman Sachs Group, Inc. (The) (c)	1,199
28	Northern Trust Corp.	1,473
38	T. Rowe Price Group, Inc. (c)	1,997
48	W.P. Carey & Co. LLC	1,313
		7,685
	Commercial Banks — 6.3%
15	BancorpSouth, Inc.	343
51	BB&T Corp.	1,299
22	City National Corp. (c)	980
33	M&T Bank Corp.	2,228
124	TCF Financial Corp. (c)	1,690
161	Wells Fargo & Co.	4,332
		10,872
	Consumer Finance — 0.8%
33	American Express Co.	1,329
	Insurance — 6.1%
32	Assurant, Inc.	952
45	Chubb Corp.	2,228

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
39	Cincinnati Financial Corp.	1,013
34	MetLife, Inc.	1,184
83	Old Republic International Corp.	832
59	OneBeacon Insurance Group Ltd., Class A	810
48	Travelers Cos., Inc. (The)	2,379
43	Validus Holdings Ltd., (Bermuda)	1,145
		10,543
	Real Estate Investment Trusts (REITs) — 3.5%
29	Agree Realty Corp.	682
87	Kimco Realty Corp. (c)	1,176
22	National Health Investors, Inc.	803
11	Plum Creek Timber Co., Inc.	419
16	Public Storage (c)	1,262
51	Regency Centers Corp.	1,778
		6,120
	Thrifts & Mortgage Finance — 0.7%
70	People’s United Financial, Inc. (c)	1,167
	Total Financials	37,716
	Health Care — 11.6%
	Health Care Equipment & Supplies — 1.1%
25	Becton, Dickinson & Co. (c)	1,932
	Pharmaceuticals — 10.5%
25	Abbott Laboratories	1,334
57	Johnson & Johnson	3,671
125	Merck & Co., Inc.	4,568
54	Novartis AG, (Switzerland), ADR (c)	2,939
310	Pfizer, Inc.	5,634
		18,146
	Total Health Care	20,078
	Industrials — 9.1%
	Aerospace & Defense — 3.1%
42	Honeywell International, Inc.	1,635
54	United Technologies Corp.	3,713
		5,348
	Commercial Services & Supplies — 0.5%
34	Republic Services, Inc.	960
	Electrical Equipment — 2.2%
24	Cooper Industries plc	1,032
64	Emerson Electric Co.	2,705
		3,737
	Machinery — 2.2%
18	Caterpillar, Inc.	1,026
32	Illinois Tool Works, Inc.	1,555
27	Snap-On, Inc. (c)	1,149
		3,730
	Marine — 0.6%
122	Seaspan Corp., (Hong Kong)	1,127
	Road & Rail — 0.2%
8	Norfolk Southern Corp.	404
	Trading Companies & Distributors — 0.3%
12	Fastenal Co.	504
	Total Industrials	15,810
	Information Technology — 3.0%
	Computers & Peripherals — 0.9%
12	International Business Machines Corp.	1,571
	Internet Software & Services — 0.1%
4	AOL, Inc. (a)	104
	Semiconductors & Semiconductor Equipment — 0.8%
70	Intel Corp.	1,424
	Software — 1.2%
70	Microsoft Corp.	2,122
	Total Information Technology	5,221
	Materials — 2.3%
	Chemicals — 1.8%
19	Air Products & Chemicals, Inc.	1,500
27	PPG Industries, Inc.	1,592
		3,092
	Construction Materials — 0.5%
16	Vulcan Materials Co. (c)	822
	Total Materials	3,914
	Telecommunication Services — 6.9%
	Diversified Telecommunication Services — 6.9%
77	AT&T, Inc.	2,169
38	CenturyTel, Inc.	1,365
99	Consolidated Communications Holdings, Inc.	1,729
160	Verizon Communications, Inc.	5,301
120	Windstream Corp.	1,318
	Total Telecommunication Services	11,882
	Utilities — 9.0%
	Electric Utilities — 2.6%
66	American Electric Power Co., Inc. (c)	2,279
85	Northeast Utilities (c)	2,184
		4,463

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   31

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Gas Utilities — 1.5%
41	EQT Corp. (c)	1,783
20	ONEOK, Inc. (c)	896
		2,679
	Multi-Utilities — 4.3%
132	CMS Energy Corp. (c)	2,070
37	NSTAR	1,343
35	PG&E Corp. (c)	1,545
114	Xcel Energy, Inc.	2,428
		7,386
	Water Utilities — 0.6%
50	American Water Works Co., Inc.	1,119
	Total Utilities	15,647
	Total Common Stocks (Cost $125,520)	169,406
Short-Term Investment — 2.2%
	Investment Company — 2.2%
3,739	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) (Cost $3,739)	3,739
Investment of Cash Collateral for Securities on Loan — 13.7%
	Investment Company — 13.7%
23,700	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $23,700)	23,700
	Total Investments — 113.8% (Cost $152,959)	196,845
	Liabilities in Excess of Other Assets — (13.8)%	(23,854)
	NET ASSETS — 100.0%	$172,991

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 13.5%
	Hotels, Restaurants & Leisure — 2.9%
37	Darden Restaurants, Inc.	1,286
69	Marriott International, Inc., Class A (c)	1,888
54	McDonald’s Corp.	3,378
67	Yum! Brands, Inc.	2,336
		8,888
	Household Durables — 0.5%
128	Lennar Corp., Class A (c)	1,640
	Media — 5.3%
134	Comcast Corp., Class A	2,258
93	McGraw-Hill Cos., Inc. (The)	3,130
70	Omnicom Group, Inc.	2,740
54	Scripps Networks Interactive, Inc., Class A	2,220
80	Time Warner, Inc.	2,325
108	Walt Disney Co. (The)	3,480
		16,153
	Multiline Retail — 0.2%
25	Dollar General Corp. (a)	558
	Specialty Retail — 3.2%
11	AutoZone, Inc. (a) (c)	1,707
99	Home Depot, Inc. (c)	2,853
75	Lowe’s Cos., Inc. (c)	1,764
40	Tiffany & Co.	1,707
47	TJX Cos., Inc.	1,703
		9,734
	Textiles, Apparel & Luxury Goods — 1.4%
31	Nike, Inc., Class B	2,068
32	V.F. Corp.	2,307
		4,375
	Total Consumer Discretionary	41,348
	Consumer Staples — 8.0%
	Food & Staples Retailing — 3.9%
133	Safeway, Inc.	2,821
87	Walgreen Co.	3,191
112	Wal-Mart Stores, Inc.	5,997
		12,009
	Food Products — 1.5%
47	General Mills, Inc.	3,307
20	JM Smucker Co. (The)	1,253
		4,560
	Household Products — 0.6%
32	Procter & Gamble Co.	1,919
	Personal Products — 0.7%
44	Mead Johnson Nutrition Co., Class A	1,923
	Tobacco — 1.3%
14	Lorillard, Inc.	1,083
62	Philip Morris International, Inc.	2,978
		4,061
	Total Consumer Staples	24,472
	Energy — 11.3%
	Oil, Gas & Consumable Fuels — 11.3%
113	Chevron Corp.	8,689
84	ConocoPhillips	4,273
60	Devon Energy Corp.	4,373
105	Exxon Mobil Corp.	7,179
72	Marathon Oil Corp.	2,242
162	Teekay Corp., (Canada)	3,760
205	Williams Cos., Inc. (The)	4,317
	Total Energy	34,833
	Financials — 27.1%
	Capital Markets — 4.8%
23	Affiliated Managers Group, Inc. (a) (c)	1,536
41	Artio Global Investors, Inc. (a)	1,042
28	Goldman Sachs Group, Inc. (The)	4,711
59	Northern Trust Corp.	3,071
81	T. Rowe Price Group, Inc.	4,329
		14,689
	Commercial Banks — 8.7%
22	BancorpSouth, Inc.	523
97	BB&T Corp.	2,456
16	City National Corp. (c)	734
80	M&T Bank Corp.	5,378
111	SunTrust Banks, Inc.	2,250
184	TCF Financial Corp. (c)	2,508
100	U.S. Bancorp	2,246
360	Wells Fargo & Co.	9,724
59	Zions Bancorp (c)	763
		26,582
	Consumer Finance — 2.1%
160	American Express Co.	6,475
	Diversified Financial Services — 3.5%
578	Bank of America Corp.	8,712
625	Citigroup, Inc.	2,067
		10,779

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   33

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — 4.6%
54	Aflac, Inc.	2,497
54	Chubb Corp.	2,656
89	Loews Corp.	3,250
78	MetLife, Inc.	2,761
61	Travelers Cos., Inc. (The)	3,016
		14,180
	Real Estate Investment Trusts (REITs) — 1.4%
242	Kimco Realty Corp. (c)	3,280
33	Regency Centers Corp.	1,150
		4,430
	Real Estate Management & Development — 2.0%
124	Brookfield Asset Management, Inc., (Canada), Class A	2,755
283	Brookfield Properties Corp., (Canada) (c)	3,434
		6,189
	Total Financials	83,324
	Health Care — 12.1%
	Health Care Equipment & Supplies — 2.3%
50	Baxter International, Inc.	2,952
19	Becton, Dickinson & Co.	1,506
53	Covidien plc, (Ireland)	2,539
		6,997
	Health Care Providers & Services — 1.6%
54	Lincare Holdings, Inc. (a) (c)	1,986
102	UnitedHealth Group, Inc.	3,106
		5,092
	Pharmaceuticals — 8.2%
44	Abbott Laboratories	2,370
83	Johnson & Johnson	5,327
186	Merck & Co., Inc.	6,814
86	Novartis AG, (Switzerland), ADR (c)	4,681
327	Pfizer, Inc.	5,944
		25,136
	Total Health Care	37,225
	Industrials — 8.5%
	Aerospace & Defense — 3.9%
48	Honeywell International, Inc.	1,885
17	L-3 Communications Holdings, Inc.	1,452
25	Precision Castparts Corp.	2,726
85	United Technologies Corp.	5,879
		11,942
	Electrical Equipment — 2.1%
72	Cooper Industries plc	3,049
49	Emerson Electric Co.	2,096
29	Roper Industries, Inc. (c)	1,518
		6,663
	Industrial Conglomerates — 1.3%
262	General Electric Co.	3,966
	Machinery — 1.2%
38	Caterpillar, Inc.	2,154
31	Illinois Tool Works, Inc.	1,488
		3,642
	Total Industrials	26,213
	Information Technology — 8.0%
	Communications Equipment — 0.7%
92	Cisco Systems, Inc. (a)	2,203
	Computers & Peripherals — 3.7%
18	Apple, Inc. (a)	3,690
71	Hewlett-Packard Co.	3,642
32	International Business Machines Corp.	4,123
		11,455
	Electronic Equipment, Instruments & Components — 0.9%
111	Tyco Electronics Ltd., (Switzerland)	2,731
	Internet Software & Services — 0.1%
7	AOL, Inc. (a)	169
	Software — 2.6%
262	Microsoft Corp.	7,994
	Total Information Technology	24,552
	Materials — 2.7%
	Chemicals — 0.9%
98	Dow Chemical Co. (The)	2,699
	Construction Materials — 0.8%
45	Vulcan Materials Co. (c)	2,349
	Metals & Mining — 1.0%
15	Rio Tinto plc, (United Kingdom), ADR (c)	3,231
	Total Materials	8,279
	Telecommunication Services — 3.3%
	Diversified Telecommunication Services — 3.3%
139	AT&T, Inc.	3,891
186	Verizon Communications, Inc.	6,153
	Total Telecommunication Services	10,044

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 4.6%
	Electric Utilities — 0.6%
36	FPL Group, Inc.	1,896
	Gas Utilities — 1.5%
29	Energen Corp.	1,334
74	EQT Corp. (c)	3,237
		4,571
	Multi-Utilities — 1.8%
160	CMS Energy Corp. (c)	2,504
68	PG&E Corp. (c)	3,032
		5,536
	Water Utilities — 0.7%
97	American Water Works Co., Inc.	2,165
	Total Utilities	14,168
	Total Common Stocks (Cost $259,392)	304,458
Preferred Stock — 0.2%
	Financials — 0.2%
	Diversified Financial Services — 0.2%
49	Bank of America Corp. (Cost $735)	731
Short-Term Investment — 0.8%
	Investment Company — 0.8%
2,354	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $2,354)	2,354
Investment of Cash Collateral for Securities on Loan — 12.8%
	Investment Company — 12.8%
39,480	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $39,480)	39,480
	Total Investments — 112.9% (Cost $301,961)	347,023
	Liabilities in Excess of Other Assets — (12.9)%	(39,651)
	NET ASSETS — 100.0%	$307,372

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   35

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.9%
	Consumer Discretionary — 12.1%
	Hotels, Restaurants & Leisure — 1.4%
117	WMS Industries, Inc. (a)	4,660
71	Wynn Resorts Ltd. (c)	4,158
		8,818
	Internet & Catalog Retail — 6.6%
234	Amazon.com, Inc. (a)	31,443
45	priceline.com, Inc. (a)	9,898
		41,341
	Media — 1.2%
219	DirecTV, Class A (a)	7,288
	Multiline Retail — 1.8%
87	Kohl’s Corp. (a)	4,665
187	Nordstrom, Inc.	7,024
		11,689
	Specialty Retail — 1.1%
208	Urban Outfitters, Inc. (a)	7,260
	Total Consumer Discretionary	76,396
	Consumer Staples — 8.9%
	Beverages — 2.6%
291	Coca-Cola Co. (The)	16,598
	Food & Staples Retailing — 1.0%
122	Wal-Mart Stores, Inc.	6,516
	Food Products — 1.3%
116	General Mills, Inc.	8,235
	Household Products — 1.9%
147	Colgate-Palmolive Co.	12,035
	Tobacco — 2.1%
267	Philip Morris International, Inc.	12,848
	Total Consumer Staples	56,232
	Energy — 5.2%
	Energy Equipment & Services — 2.2%
118	National Oilwell Varco, Inc.	5,215
72	Schlumberger Ltd.	4,672
45	Transocean Ltd., (Switzerland) (a)	3,741
		13,628
	Oil, Gas & Consumable Fuels — 3.0%
131	Occidental Petroleum Corp.	10,640
100	PetroHawk Energy Corp. (a)	2,397
123	Petroleo Brasileiro S.A., (Brazil), ADR	5,865
		18,902
	Total Energy	32,530
	Financials — 4.4%
	Capital Markets — 3.8%
47	BlackRock, Inc.	10,799
49	Goldman Sachs Group, Inc. (The)	8,307
92	T. Rowe Price Group, Inc.	4,878
		23,984
	Diversified Financial Services — 0.6%
30	IntercontinentalExchange, Inc. (a)	3,403
	Total Financials	27,387
	Health Care — 12.3%
	Biotechnology — 2.7%
149	Celgene Corp. (a)	8,280
206	Gilead Sciences, Inc. (a)	8,897
		17,177
	Health Care Equipment & Supplies — 1.3%
28	Intuitive Surgical, Inc. (a)	8,372
	Health Care Providers & Services — 2.9%
206	Express Scripts, Inc. (a)	17,841
	Life Sciences Tools & Services — 1.4%
164	Life Technologies Corp. (a)	8,560
	Pharmaceuticals — 4.0%
149	Allergan, Inc.	9,370
150	Johnson & Johnson	9,661
112	Teva Pharmaceutical Industries Ltd., (Israel), ADR	6,309
		25,340
	Total Health Care	77,290
	Industrials — 4.4%
	Aerospace & Defense — 1.4%
34	General Dynamics Corp.	2,316
57	Precision Castparts Corp.	6,290
		8,606
	Machinery — 2.6%
102	Cummins, Inc.	4,687
101	Joy Global, Inc.	5,185
174	PACCAR, Inc.	6,296
		16,168
	Professional Services — 0.4%
109	Robert Half International, Inc.	2,911
	Total Industrials	27,685

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Information Technology — 43.4%
	Communications Equipment — 5.1%
499	Cisco Systems, Inc. (a)	11,937
71	F5 Networks, Inc. (a)	3,740
243	Juniper Networks, Inc. (a)	6,478
218	QUALCOMM, Inc.	10,071
		32,226
	Computers & Peripherals — 12.2%
167	Apple, Inc. (a)	35,186
248	Hewlett-Packard Co.	12,780
98	International Business Machines Corp.	12,865
306	NetApp, Inc. (a)	10,527
182	SanDisk Corp. (a)	5,267
		76,625
	Electronic Equipment, Instruments & Components — 1.6%
220	Amphenol Corp., Class A	10,146
	Internet Software & Services — 5.7%
57	Google, Inc., Class A (a)	35,633
	IT Services — 8.9%
373	Cognizant Technology Solutions Corp., Class A (a)	16,879
72	MasterCard, Inc., Class A	18,464
189	Visa, Inc., Class A	16,495
209	Western Union Co. (The)	3,936
		55,774
	Semiconductors & Semiconductor Equipment — 3.1%
143	Broadcom Corp., Class A (a)	4,491
99	Lam Research Corp. (a)	3,886
534	Marvell Technology Group Ltd., (Bermuda) (a)	11,082
		19,459
	Software — 6.8%
332	Activision Blizzard, Inc. (a)	3,691
474	Microsoft Corp.	14,453
398	Oracle Corp.	9,769
238	Red Hat, Inc. (a)	7,366
104	Salesforce.com, Inc. (a)	7,694
		42,973
	Total Information Technology	272,836
	Materials — 6.9%
	Chemicals — 3.0%
76	Monsanto Co.	6,186
12	Potash Corp. of Saskatchewan, Inc., (Canada)	1,304
139	Praxair, Inc.	11,171
		18,661
	Metals & Mining — 3.9%
176	Freeport-McMoRan Copper & Gold, Inc. (a)	14,139
362	Vale S.A., (Brazil), ADR	10,518
		24,657
	Total Materials	43,318
	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
191	American Tower Corp., Class A (a)	8,236
	Total Common Stocks (Cost $439,191)	621,910
Preferred Stock — 1.3%
	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
266	Vivo Participacoes S.A., (Brazil), ADR (Cost $4,520)	8,243
Short-Term Investment — 0.8%
	Investment Company — 0.8%
4,818	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) (Cost $4,818)	4,818

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 0.5%
Corporate Note — 0.5%
3,500	Monumental Global Funding III, VAR, 0.312%, 05/24/10 (e)	3,467

SHARES
		Investment Company — 0.0% (g)
	24	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l)	24
		Total Investments of Cash Collateral for Securities on Loan (Cost $3,524)	3,491
		Total Investments — 101.5% (Cost $452,053)	638,462
		Liabilities in Excess of Other Assets — (1.5)%	(9,355)
		NET ASSETS — 100.0%	$629,107

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   37

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Consumer Discretionary — 8.1%
	Auto Components — 0.9%
159	Johnson Controls, Inc.	4,332
	Hotels, Restaurants & Leisure — 0.9%
96	International Game Technology	1,802
91	Royal Caribbean Cruises Ltd. (a)	2,288
		4,090
	Household Durables — 0.4%
129	Lennar Corp., Class A	1,650
	Media — 4.3%
105	Time Warner Cable, Inc.	4,342
209	Time Warner, Inc.	6,088
301	Walt Disney Co. (The)	9,707
		20,137
	Multiline Retail — 0.4%
36	Kohl’s Corp. (a)	1,941
	Specialty Retail — 0.8%
147	Staples, Inc.	3,618
	Textiles, Apparel & Luxury Goods — 0.4%
53	Coach, Inc.	1,918
	Total Consumer Discretionary	37,686
	Consumer Staples — 5.2%
	Beverages — 0.9%
74	Coca-Cola Co. (The)	4,204
	Food & Staples Retailing — 2.5%
232	CVS/Caremark Corp.	7,483
50	SYSCO Corp.	1,393
53	Wal-Mart Stores, Inc.	2,806
		11,682
	Food Products — 0.6%
41	General Mills, Inc.	2,878
	Household Products — 1.2%
93	Procter & Gamble Co.	5,622
	Total Consumer Staples	24,386
	Energy — 17.5%
	Energy Equipment & Services — 1.8%
138	Halliburton Co.	4,141
63	Schlumberger Ltd.	4,105
		8,246
	Oil, Gas & Consumable Fuels — 15.7%
64	Anadarko Petroleum Corp.	3,979
71	Apache Corp.	7,358
151	Chevron Corp.	11,627
211	ConocoPhillips	10,761
93	Devon Energy Corp.	6,831
273	Exxon Mobil Corp.	18,588
15	Hess Corp.	878
135	Occidental Petroleum Corp.	11,009
102	Williams Cos., Inc. (The)	2,153
		73,184
	Total Energy	81,430
	Financials — 22.8%
	Capital Markets — 5.5%
69	Goldman Sachs Group, Inc. (The)	11,715
295	Morgan Stanley	8,722
121	State Street Corp.	5,289
		25,726
	Commercial Banks — 4.5%
129	BB&T Corp.	3,282
71	SunTrust Banks, Inc.	1,439
160	U.S. Bancorp	3,607
464	Wells Fargo & Co.	12,530
		20,858
	Consumer Finance — 1.3%
92	Capital One Financial Corp.	3,528
238	SLM Corp. (a)	2,685
		6,213
	Diversified Financial Services — 4.6%
901	Bank of America Corp.	13,569
1,711	Citigroup, Inc.	5,663
115	North American Financial Holdings, Inc. (a) (f) (i)	2,306
		21,538
	Insurance — 4.7%
91	ACE Ltd., (Switzerland) (a)	4,595
102	Aflac, Inc.	4,733
201	Genworth Financial, Inc., Class A (a)	2,282
42	Lincoln National Corp.	1,040
60	Principal Financial Group, Inc.	1,450
109	Prudential Financial, Inc.	5,433
39	RenaissanceRe Holdings Ltd., (Bermuda)	2,070
		21,603

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Real Estate Investment Trusts (REITs) — 1.1%
61		Alexandria Real Estate Equities, Inc. (c)	3,899
44		Annaly Capital Management, Inc.	769
92		Lexington Realty Trust	559
			5,227
		Thrifts & Mortgage Finance — 1.1%
426		MGIC Investment Corp. (a) (c)	2,463
184		New York Community Bancorp, Inc.	2,666
			5,129
		Total Financials	106,294
		Health Care — 10.8%
		Biotechnology — 0.6%
49		Celgene Corp. (a)	2,717
		Health Care Equipment & Supplies — 0.6%
21		Baxter International, Inc.	1,232
29		Covidien plc, (Ireland)	1,406
			2,638
		Health Care Providers & Services — 2.4%
93		Aetna, Inc. (c)	2,959
46		McKesson Corp.	2,860
90		WellPoint, Inc. (a)	5,221
			11,040
		Pharmaceuticals — 7.2%
72		Abbott Laboratories	3,886
145		Bristol-Myers Squibb Co.	3,656
381		Merck & Co., Inc.	13,926
676		Pfizer, Inc.	12,305
			33,773
		Total Health Care	50,168
		Industrials — 9.9%
		Aerospace & Defense — 1.9%
47		Honeywell International, Inc.	1,851
25		Precision Castparts Corp.	2,793
60		United Technologies Corp.	4,136
			8,780
		Electrical Equipment — 0.5%
59		Cooper Industries plc	2,503
		Industrial Conglomerates — 1.8%
396		General Electric Co.	5,997
65		Tyco International Ltd., (Switzerland) (a)	2,331
			8,328
		Machinery — 3.4%
67		Deere & Co.	3,629
49		Eaton Corp.	3,131
34		Joy Global, Inc.	1,773
48		Kennametal, Inc.	1,231
60		Navistar International Corp. (a)	2,300
69		Parker Hannifin Corp.	3,713
			15,777
		Road & Rail — 2.0%
98		Norfolk Southern Corp.	5,124
63		Union Pacific Corp.	4,053
			9,177
		Trading Companies & Distributors — 0.3%
45		GATX Corp.	1,302
		Total Industrials	45,867
		Information Technology — 10.2%
		Communications Equipment — 1.1%
205		Cisco Systems, Inc. (a)	4,919
		Computers & Peripherals — 2.5%
228		Hewlett-Packard Co.	11,731
		Electronic Equipment, Instruments & Components — 1.9%
72		Avnet, Inc. (a)	2,163
353		Corning, Inc.	6,816
			8,979
		Internet Software & Services — 0.8%
—	(h)	AOL, Inc. (a)	—	(h)
6		Google, Inc., Class A (a)	3,620
			3,620
		Semiconductors & Semiconductor Equipment — 1.6%
224		Applied Materials, Inc.	3,117
96		Intersil Corp., Class A	1,468
193		National Semiconductor Corp.	2,965
			7,550
		Software — 2.3%
198		Microsoft Corp.	6,048
252		Symantec Corp. (a)	4,508
			10,556
		Total Information Technology	47,355

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   39

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Materials — 3.7%
	Chemicals — 2.3%
10	Air Products & Chemicals, Inc.	779
259	Dow Chemical Co. (The)	7,152
51	E.l. du Pont de Nemours & Co.	1,711
21	PPG Industries, Inc.	1,247
		10,889
	Containers & Packaging — 0.5%
41	Ball Corp.	2,103
	Metals & Mining — 0.9%
27	Freeport-McMoRan Copper & Gold, Inc. (a)	2,169
34	United States Steel Corp.	1,885
		4,054
	Total Materials	17,046
	Telecommunication Services — 5.1%
	Diversified Telecommunication Services — 4.4%
49	AT&T, Inc.	1,374
582	Verizon Communications, Inc.	19,289
		20,663
	Wireless Telecommunication Services — 0.7%
821	Sprint Nextel Corp. (a)	3,004
	Total Telecommunication Services	23,667
	Utilities — 4.2%
	Electric Utilities — 2.0%
99	Edison International	3,460
41	FPL Group, Inc.	2,181
317	NV Energy, Inc.	3,924
		9,565
	Multi-Utilities — 1.9%
63	CMS Energy Corp.	980
71	PG&E Corp.	3,185
71	Public Service Enterprise Group, Inc.	2,353
101	Xcel Energy, Inc.	2,137
		8,655
	Water Utilities — 0.3%
54	American Water Works Co., Inc.	1,217
	Total Utilities	19,437
	Total Common Stocks (Cost $354,895)	453,336
Preferred Stocks — 0.8%
	Financials — 0.2%
	Diversified Financial Services — 0.2%
73	Bank of America Corp.	1,086
	Materials — 0.6%
	Metals & Mining — 0.6%
22	Freeport-McMoRan Copper & Gold, Inc., 6.750%, 05/01/10	2,508
	Total Preferred Stocks (Cost $2,498)	3,594
Short-Term Investment — 1.3%
	Investment Company — 1.3%
5,968	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) (Cost $5,968)	5,968

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 0.7%
Corporate Note — 0.3%
1,500	Monumental Global Funding III, VAR, 0.312%, 05/24/10 (e)	1,486

SHARES
	Investment Company — 0.4%
2,064	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l)	2,064
	Total Investments of Cash Collateral for Securities on Loan (Cost $3,564)	3,550
	Total Investments — 100.3% (Cost $366,925)	466,448
	Liabilities in Excess of Other Assets — (0.3)%	(1,327)
	NET ASSETS — 100.0%	$465,121

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.9%
		Consumer Discretionary — 8.9%
		Auto Components — 0.8%
619		Johnson Controls, Inc.	16,868
		Hotels, Restaurants & Leisure — 1.6%
97		Darden Restaurants, Inc.	3,390
428		International Game Technology	8,026
165		Royal Caribbean Cruises Ltd. (a) (c)	4,175
139		Starwood Hotels & Resorts Worldwide, Inc. (c)	5,087
435		Yum! Brands, Inc.	15,195
			35,873
		Household Durables — 0.4%
128		KB Home (c)	1,753
426		Lennar Corp., Class A (c)	5,437
84		Toll Brothers, Inc. (a) (c)	1,584
			8,774
		Internet & Catalog Retail — 0.4%
62		Amazon.com, Inc. (a) (c)	8,292
		Media — 3.3%
490		Comcast Corp., Class A	8,254
874		Time Warner, Inc.	25,454
1,186		Walt Disney Co. (The)	38,249
			71,957
		Multiline Retail — 0.3%
137		Kohl’s Corp. (a)	7,401
		Specialty Retail — 1.3%
9		Advance Auto Parts, Inc.	356
3		Dick’s Sporting Goods, Inc. (a) (c)	64
—	(h)	Gap, Inc. (The)	10
296		Lowe’s Cos., Inc.	6,912
837		Staples, Inc. (c)	20,579
7		Urban Outfitters, Inc. (a) (c)	245
			28,166
		Textiles, Apparel & Luxury Goods — 0.8%
133		Coach, Inc.	4,876
64		Nike, Inc., Class B	4,214
126		V.F. Corp.	9,204
			18,294
		Total Consumer Discretionary	195,625
		Consumer Staples — 9.9%
		Beverages — 2.2%
633		Coca-Cola Co. (The)	36,092
191		PepsiCo, Inc.	11,595
			47,687
		Food & Staples Retailing — 3.1%
523		CVS/Caremark Corp.	16,860
404		Kroger Co. (The)	8,300
550		SYSCO Corp. (c)	15,373
497		Wal-Mart Stores, Inc.	26,551
			67,084
		Food Products — 1.0%
190		General Mills, Inc.	13,433
321		Kraft Foods, Inc., Class A	8,725
			22,158
		Household Products — 2.2%
804		Procter & Gamble Co.	48,748
		Tobacco — 1.4%
281		Altria Group, Inc.	5,513
529		Philip Morris International, Inc.	25,479
			30,992
		Total Consumer Staples	216,669
		Energy — 11.6%
		Energy Equipment & Services — 1.7%
101		Baker Hughes, Inc.	4,102
268		Halliburton Co.	8,066
301		Schlumberger Ltd.	19,570
52		Transocean Ltd., (Switzerland) (a)	4,314
			36,052
		Oil, Gas & Consumable Fuels — 9.9%
33		Anadarko Petroleum Corp.	2,074
153		Apache Corp.	15,767
295		Chevron Corp.	22,706
559		ConocoPhillips	28,573
188		Devon Energy Corp.	13,841
71		EOG Resources, Inc. (c)	6,955
983		Exxon Mobil Corp.	67,024
53		Noble Energy, Inc. (c)	3,792
552		Occidental Petroleum Corp.	44,946
205		Southwestern Energy Co. (a)	9,893
36		Ultra Petroleum Corp. (a) (c)	1,797
			217,368
		Total Energy	253,420
		Financials — 14.2%
		Capital Markets — 4.5%
310		Bank of New York Mellon Corp. (The)	8,673
290		Charles Schwab Corp. (The) (c)	5,456
285		Goldman Sachs Group, Inc. (The)	48,165

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   41

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Capital Markets — Continued
758	Morgan Stanley	22,441
188	State Street Corp.	8,168
257	TD AMERITRADE Holding Corp. (a)	4,973
		97,876
	Commercial Banks — 3.6%
380	BB&T Corp.	9,653
163	SunTrust Banks, Inc.	3,298
63	SVB Financial Group (a) (c)	2,609
24	TCF Financial Corp. (c)	330
690	U.S. Bancorp	15,524
1,748	Wells Fargo & Co.	47,180
		78,594
	Consumer Finance — 0.3%
180	Capital One Financial Corp. (c)	6,884
	Diversified Financial Services — 2.8%
2,577	Bank of America Corp.	38,802
5,482	Citigroup, Inc.	18,146
187	NASDAQ OMX Group, Inc. (The) (a)	3,699
		60,647
	Insurance — 2.4%
230	ACE Ltd., (Switzerland) (a)	11,617
219	Aflac, Inc.	10,144
46	AON Corp.	1,751
16	Lincoln National Corp.	397
7	MetLife, Inc.	258
160	Principal Financial Group, Inc. (c)	3,837
257	Prudential Financial, Inc.	12,771
230	RenaissanceRe Holdings Ltd., (Bermuda)	12,202
1	XL Capital Ltd., (Bermuda), Class A	17
		52,994
	Real Estate Investment Trusts (REITs) — 0.6%
29	Alexandria Real Estate Equities, Inc. (c)	1,896
100	Health Care REIT, Inc. (c)	4,448
180	Kimco Realty Corp. (c)	2,433
70	Public Storage (c)	5,717
		14,494
	Total Financials	311,489
	Health Care — 12.1%
	Biotechnology — 2.2%
36	Alexion Pharmaceuticals, Inc. (a)	1,758
128	Amgen, Inc. (a)	7,254
105	Biogen Idec, Inc. (a)	5,600
383	Celgene Corp. (a)	21,306
302	Gilead Sciences, Inc. (a)	13,079
		48,997
	Health Care Equipment & Supplies — 1.3%
149	Baxter International, Inc.	8,717
274	Boston Scientific Corp. (a) (c)	2,465
129	Covidien plc, (Ireland)	6,161
227	Medtronic, Inc.	10,001
		27,344
	Health Care Providers & Services — 2.0%
296	Aetna, Inc.	9,382
411	Cardinal Health, Inc.	13,252
113	CIGNA Corp.	3,987
49	McKesson Corp.	3,038
82	Medco Health Solutions, Inc. (a)	5,224
51	UnitedHealth Group, Inc.	1,562
109	WellPoint, Inc. (a)	6,356
		42,801
	Life Sciences Tools & Services — 0.1%
30	Thermo Fisher Scientific, Inc. (a)	1,451
	Pharmaceuticals — 6.5%
820	Abbott Laboratories	44,297
480	Bristol-Myers Squibb Co.	12,131
104	Johnson & Johnson	6,695
1,504	Merck & Co., Inc.	54,952
1,374	Pfizer, Inc.	25,001
1	Teva Pharmaceutical Industries Ltd., (Israel), ADR	31
		143,107
	Total Health Care	263,700
	Industrials — 8.9%
	Aerospace & Defense — 2.1%
5	Boeing Co.	257
313	Honeywell International, Inc.	12,255
474	United Technologies Corp. (c)	32,871
		45,383
	Construction & Engineering — 0.0% (g)
28	Fluor Corp.	1,252
	Electrical Equipment — 0.8%
211	Cooper Industries plc	9,005
192	Emerson Electric Co.	8,184
		17,189

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Industrial Conglomerates — 1.2%
1,565		General Electric Co.	23,681
136		Textron, Inc.	2,554
			26,235
		Machinery — 2.6%
67		Caterpillar, Inc.	3,805
364		Deere & Co.	19,679
30		Eaton Corp.	1,916
556		PACCAR, Inc. (c)	20,152
199		Parker Hannifin Corp.	10,722
			56,274
		Road & Rail — 2.2%
69		CSX Corp.	3,343
463		Norfolk Southern Corp.	24,261
308		Union Pacific Corp.	19,696
			47,300
		Trading Companies & Distributors — 0.0% (g)
32		GATX Corp. (c)	921
		Total Industrials	194,554
		Information Technology — 23.6%
		Communications Equipment — 4.1%
2,205		Cisco Systems, Inc. (a)	52,781
580		Juniper Networks, Inc. (a) (c)	15,479
478		QUALCOMM, Inc.	22,092
			90,352
		Computers & Peripherals — 7.1%
201		Apple, Inc. (a)	42,437
1,295		Hewlett-Packard Co.	66,723
288		International Business Machines Corp.	37,718
85		NetApp, Inc. (a)	2,923
222		SanDisk Corp. (a) (c)	6,447
			156,248
		Electronic Equipment, Instruments & Components — 1.5%
1,730		Corning, Inc.	33,411
		Internet Software & Services — 3.0%
105		Google, Inc., Class A (a) (c)	65,216
		IT Services — 0.8%
126		Cognizant Technology Solutions Corp., Class A (a)	5,718
115		Genpact Ltd., (Bermuda) (a)	1,717
19		MasterCard, Inc., Class A (c)	4,992
133		Paychex, Inc. (c)	4,061
			16,488
		Office Electronics — 0.2%
436		Xerox Corp. (c)	3,690
		Semiconductors & Semiconductor Equipment — 2.3%
152		Analog Devices, Inc. (c)	4,812
1,183		Applied Materials, Inc. (c)	16,493
225		Broadcom Corp., Class A (a)	7,076
498		Intersil Corp., Class A (c)	7,637
616		National Semiconductor Corp. (c)	9,460
160		Xilinx, Inc.	4,002
			49,480
		Software — 4.6%
1		Adobe Systems, Inc. (a)	44
65		Intuit, Inc. (a)	2,000
2,452		Microsoft Corp.	74,774
1,013		Oracle Corp.	24,850
			101,668
		Total Information Technology	516,553
		Materials — 3.4%
		Chemicals — 1.7%
24		Air Products & Chemicals, Inc.	1,983
591		Dow Chemical Co. (The)	16,330
183		E.l. du Pont de Nemours & Co.	6,154
5		Monsanto Co.	427
160		Praxair, Inc.	12,872
			37,766
		Metals & Mining — 1.7%
323		Alcoa, Inc.	5,200
298		Freeport-McMoRan Copper & Gold, Inc. (a)	23,934
128		United States Steel Corp. (c)	7,076
			36,210
		Total Materials	73,976
		Telecommunication Services — 3.2%
		Diversified Telecommunication Services — 2.8%
871		AT&T, Inc.	24,404
1,114		Verizon Communications, Inc. (c)	36,899
			61,303
		Wireless Telecommunication Services — 0.4%
—	(h)	American Tower Corp., Class A (a)	14
2,177		Sprint Nextel Corp. (a) (c)	7,967
			7,981
		Total Telecommunication Services	69,284

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   43

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 3.1%
	Electric Utilities — 1.7%
236	Edison International	8,223
78	Entergy Corp.	6,374
118	Exelon Corp.	5,765
168	FPL Group, Inc.	8,877
605	NV Energy, Inc.	7,494
11	Southern Co.	374
		37,107
	Multi-Utilities — 1.1%
230	PG&E Corp.	10,270
216	Public Service Enterprise Group, Inc.	7,187
351	Xcel Energy, Inc.	7,446
		24,903
	Water Utilities — 0.3%
306	American Water Works Co., Inc.	6,851
	Total Utilities	68,861
	Total Common Stocks (Cost $1,669,522)	2,164,131
Preferred Stock — 0.2%
	Financials — 0.2%
	Diversified Financial Services — 0.2%
332	Bank of America Corp. (Cost $4,984)	4,958

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.0% (g)
900	U.S. Treasury Note, 2.875%, 06/30/10 (k) (Cost $912)	912

SHARES
Short-Term Investment — 0.5%
	Investment Company — 0.5%
10,865	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $10,865)	10,865
Investment of Cash Collateral for Securities on Loan — 6.2%
	Investment Company — 6.2%
134,733	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $134,733)	134,733
	Total Investments — 105.8% (Cost $1,821,016)	2,315,599
	Liabilities in Excess of Other Assets — (5.8)%	(127,333)
	NET ASSETS — 100.0%	$2,188,266

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
25	S&P 500 Index	03/18/10	$6,942	$71

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 119.8% (j)
	Common Stocks — 116.8%
	Consumer Discretionary — 11.4%
	Auto Components — 1.1%
2,201	Johnson Controls, Inc.	59,953
	Diversified Consumer Services — 0.1%
74	ITT Educational Services, Inc. (a)	7,066
	Hotels, Restaurants & Leisure — 2.0%
136	Darden Restaurants, Inc.	4,758
1,081	International Game Technology	20,294
290	Royal Caribbean Cruises Ltd. (a)	7,320
645	Starwood Hotels & Resorts Worldwide, Inc.	23,587
1,437	Yum! Brands, Inc.	50,239
		106,198
	Household Durables — 0.5%
434	KB Home	5,932
1,132	Lennar Corp., Class A	14,462
252	Toll Brothers, Inc. (a)	4,733
		25,127
	Internet & Catalog Retail — 0.4%
176	Amazon.com, Inc. (a)	23,610
	Media — 3.9%
1,394	Comcast Corp., Class A	23,498
366	Interpublic Group of Cos., Inc. (a)	2,701
2,983	Time Warner, Inc.	86,936
2,997	Walt Disney Co. (The)	96,646
		209,781
	Multiline Retail — 0.5%
86	J.C. Penney Co., Inc.	2,283
406	Kohl’s Corp. (a)	21,912
		24,195
	Specialty Retail — 1.9%
106	Advance Auto Parts, Inc.	4,302
1,322	Lowe’s Cos., Inc.	30,923
2,088	Staples, Inc.	51,346
323	TJX Cos., Inc.	11,804
153	Urban Outfitters, Inc. (a)	5,343
		103,718
	Textiles, Apparel & Luxury Goods — 1.0%
670	Coach, Inc.	24,458
73	Nike, Inc., Class B	4,797
298	V.F. Corp.	21,836
		51,091
	Total Consumer Discretionary	610,739
	Consumer Staples — 10.6%
	Beverages — 2.0%
1,371	Coca-Cola Co. (The)	78,175
531	PepsiCo, Inc.	32,269
		110,444
	Food & Staples Retailing — 3.2%
1,592	CVS/Caremark Corp.	51,281
908	Kroger Co. (The)	18,642
1,395	SYSCO Corp.	38,973
1,183	Wal-Mart Stores, Inc.	63,251
		172,147
	Food Products — 1.5%
749	General Mills, Inc.	53,065
954	Kraft Foods, Inc., Class A	25,920
		78,985
	Household Products — 2.5%
206	Clorox Co.	12,542
1,974	Procter & Gamble Co.	119,699
		132,241
	Tobacco — 1.4%
825	Altria Group, Inc.	16,188
1,260	Philip Morris International, Inc.	60,709
		76,897
	Total Consumer Staples	570,714
	Energy — 12.8%
	Energy Equipment & Services — 2.2%
195	Baker Hughes, Inc.	7,896
57	Ensco International plc, (United Kingdom), ADR	2,282
834	Halliburton Co.	25,085
698	Schlumberger Ltd.	45,415
425	Transocean Ltd., (Switzerland) (a)	35,213
		115,891
	Oil, Gas & Consumable Fuels — 10.6%
83	Anadarko Petroleum Corp.	5,202
330	Apache Corp.	34,084
835	Chevron Corp.	64,252
1,359	ConocoPhillips	69,390
419	Devon Energy Corp.	30,811
158	EOG Resources, Inc.	15,420
2,296	Exxon Mobil Corp.	156,554
177	Hess Corp.	10,695
229	Noble Energy, Inc.	16,334
1,392	Occidental Petroleum Corp.	113,243
112	Pioneer Natural Resources Co.	5,401

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   45

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
890	Southwestern Energy Co. (a)	42,917
107	Ultra Petroleum Corp. (a)	5,343
		569,646
	Total Energy	685,537
	Financials — 16.0%
	Capital Markets — 4.9%
840	Bank of New York Mellon Corp. (The)	23,496
828	Charles Schwab Corp. (The)	15,589
761	Goldman Sachs Group, Inc. (The)	128,476
2,073	Morgan Stanley	61,363
370	State Street Corp.	16,112
845	TD AMERITRADE Holding Corp. (a)	16,374
		261,410
	Commercial Banks — 4.6%
1,468	BB&T Corp.	37,242
319	SunTrust Banks, Inc.	6,463
263	SVB Financial Group (a)	10,950
2,461	U.S. Bancorp	55,395
5,023	Wells Fargo & Co.	135,578
		245,628
	Consumer Finance — 0.4%
527	Capital One Financial Corp.	20,217
	Diversified Financial Services — 2.5%
5,911	Bank of America Corp.	89,026
12,862	Citigroup, Inc.	42,572
264	NASDAQ OMX Group, Inc. (The) (a)	5,224
		136,822
	Insurance — 2.5%
542	ACE Ltd., (Switzerland) (a)	27,314
526	Aflac, Inc.	24,349
135	AON Corp.	5,184
639	Principal Financial Group, Inc.	15,363
606	Prudential Financial, Inc.	30,160
604	RenaissanceRe Holdings Ltd., (Bermuda)	32,094
		134,464
	Real Estate Investment Trusts (REITs) — 1.1%
46	Alexandria Real Estate Equities, Inc.	2,927
42	Equity Lifestyle Properties, Inc.	2,135
78	Federal Realty Investment Trust	5,269
458	Health Care REIT, Inc.	20,298
980	Kimco Realty Corp.	13,256
160	Public Storage	13,038
		56,923
	Total Financials	855,464
	Health Care — 12.7%
	Biotechnology — 2.3%
93	Alexion Pharmaceuticals, Inc. (a)	4,557
382	Amgen, Inc. (a)	21,594
311	Biogen Idec, Inc. (a)	16,657
894	Celgene Corp. (a)	49,788
668	Gilead Sciences, Inc. (a)	28,929
		121,525
	Health Care Equipment & Supplies — 1.1%
379	Baxter International, Inc.	22,245
816	Boston Scientific Corp. (a)	7,343
175	Covidien plc, (Ireland)	8,398
520	Medtronic, Inc.	22,885
		60,871
	Health Care Providers & Services — 2.2%
585	Aetna, Inc.	18,549
1,356	Cardinal Health, Inc.	43,729
230	CIGNA Corp.	8,126
143	McKesson Corp.	8,944
135	Medco Health Solutions, Inc. (a)	8,598
148	UnitedHealth Group, Inc.	4,501
401	WellPoint, Inc. (a)	23,368
		115,815
	Pharmaceuticals — 7.1%
2,398	Abbott Laboratories	129,466
1,036	Bristol-Myers Squibb Co.	26,161
312	Johnson & Johnson	20,093
3,650	Merck & Co., Inc.	133,362
3,886	Pfizer, Inc.	70,687
		379,769
	Total Health Care	677,980
	Industrials — 12.5%
	Aerospace & Defense — 3.2%
1,596	Honeywell International, Inc.	62,545
1,607	United Technologies Corp.	111,518
		174,063
	Commercial Services & Supplies — 0.1%
170	Republic Services, Inc.	4,820
	Construction & Engineering — 0.1%
83	Fluor Corp.	3,743
	Electrical Equipment — 1.2%
1,104	Cooper Industries plc	47,070
398	Emerson Electric Co.	16,972
		64,042

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Industrial Conglomerates — 1.5%
4,636		General Electric Co.	70,146
402		Textron, Inc.	7,556
			77,702
		Machinery — 3.1%
1,343		Deere & Co.	72,631
90		Eaton Corp.	5,730
1,591		PACCAR, Inc.	57,704
602		Parker Hannifin Corp.	32,441
			168,506
		Road & Rail — 3.3%
2,076		Norfolk Southern Corp.	108,824
1,105		Union Pacific Corp.	70,579
			179,403
		Total Industrials	672,279
		Information Technology — 27.9%
		Communications Equipment — 4.6%
6,002		Cisco Systems, Inc. (a)	143,689
1,467		Juniper Networks, Inc. (a)	39,124
1,354		QUALCOMM, Inc.	62,641
			245,454
		Computers & Peripherals — 8.2%
477		Apple, Inc. (a)	100,582
3,609		Hewlett-Packard Co.	185,912
837		International Business Machines Corp.	109,580
230		NetApp, Inc. (a)	7,921
619		SanDisk Corp. (a)	17,958
793		Seagate Technology, (Cayman Islands)	14,419
			436,372
		Electronic Equipment, Instruments & Components — 1.9%
5,312		Corning, Inc.	102,575
		Internet Software & Services — 3.2%
—	(h)	AOL, Inc. (a)	—	(h)
276		Google, Inc., Class A (a)	171,160
			171,160
		IT Services — 0.6%
134		Cognizant Technology Solutions Corp., Class A (a)	6,058
86		MasterCard, Inc., Class A	21,968
201		Paychex, Inc.	6,158
			34,184
		Office Electronics — 0.2%
1,299		Xerox Corp.	10,989
		Semiconductors & Semiconductor Equipment — 4.3%
1,350		Analog Devices, Inc.	42,640
5,023		Applied Materials, Inc.	70,018
710		Broadcom Corp., Class A (a)	22,345
389		Intel Corp.	7,937
2,364		Intersil Corp., Class A	36,271
437		LSI Corp. (a)	2,625
1,784		National Semiconductor Corp.	27,404
119		Novellus Systems, Inc. (a)	2,766
637		Xilinx, Inc.	15,975
			227,981
		Software — 4.9%
6,096		Microsoft Corp.	185,875
3,155		Oracle Corp.	77,425
			263,300
		Total Information Technology	1,492,015
		Materials — 5.0%
		Chemicals — 2.3%
1,729		Dow Chemical Co. (The)	47,778
620		E.l. du Pont de Nemours & Co.	20,865
326		PPG Industries, Inc.	19,077
458		Praxair, Inc.	36,819
			124,539
		Metals & Mining — 2.7%
703		Alcoa, Inc.	11,330
111		Cliffs Natural Resources, Inc.	5,134
1,000		Freeport-McMoRan Copper & Gold, Inc. (a)	80,273
882		United States Steel Corp.	48,604
			145,341
		Total Materials	269,880
		Telecommunication Services — 3.5%
		Diversified Telecommunication Services — 2.8%
1,936		AT&T, Inc.	54,277
2,883		Verizon Communications, Inc.	95,509
			149,786
		Wireless Telecommunication Services — 0.7%
441		American Tower Corp., Class A (a)	19,069
5,017		Sprint Nextel Corp. (a)	18,361
			37,430
		Total Telecommunication Services	187,216
		Utilities — 4.4%
		Electric Utilities — 2.2%
1,027		Edison International	35,705
337		Entergy Corp.	27,579

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   47

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Electric Utilities — Continued
353	Exelon Corp.	17,229
448	FPL Group, Inc.	23,644
1,206	NV Energy, Inc.	14,924
		119,081
	Multi-Utilities — 1.7%
630	PG&E Corp.	28,137
647	Public Service Enterprise Group, Inc.	21,499
2,006	Xcel Energy, Inc.	42,572
		92,208
	Water Utilities — 0.5%
1,076	American Water Works Co., Inc.	24,115
	Total Utilities	235,404
	Total Common Stocks (Cost $5,140,239)	6,257,228
Preferred Stock — 0.3%
	Financials — 0.3%
	Diversified Financial Services — 0.3%
989	Bank of America Corp. (Cost $14,832)	14,753
Short-Term Investment — 2.7%
	Investment Company — 2.7%
142,733	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $142,733)	142,733
	Total Investments — 119.8% (Cost $5,297,804)	6,414,714
	Liabilities in Excess of Other Assets — (19.8)%	(1,060,083)
	NET ASSETS — 100.0%	$5,354,631
Short Positions — 20.5%
	Common Stocks — 20.5%
	Consumer Discretionary — 2.6%
	Diversified Consumer Services — 0.1%
125	DeVry, Inc.	7,085
	Hotels, Restaurants & Leisure — 0.4%
442	Marriott International, Inc., Class A	12,041
279	Starbucks Corp. (a)	6,437
		18,478
	Media — 0.7%
106	New York Times Co. (The), Class A (a)	1,315
297	Omnicom Group, Inc.	11,642
826	Viacom, Inc., Class B (a)	24,569
		37,526
	Multiline Retail — 0.3%
266	Macy’s, Inc.	4,458
166	Nordstrom, Inc.	6,244
56	Target Corp.	2,709
		13,411
	Specialty Retail — 1.1%
68	Bed Bath & Beyond, Inc. (a)	2,630
68	Best Buy Co., Inc.	2,702
243	Gap, Inc. (The)	5,080
249	Home Depot, Inc.	7,211
72	O’Reilly Automotive, Inc. (a)	2,751
402	Ross Stores, Inc.	17,152
354	Sherwin-Williams Co. (The)	21,834
		59,360
	Total Consumer Discretionary	135,860
	Consumer Staples — 1.2%
	Food & Staples Retailing — 0.1%
111	Walgreen Co.	4,063
	Food Products — 0.3%
252	Campbell Soup Co.	8,514
119	H.J. Heinz Co.	5,101
86	Hershey Co. (The)	3,069
		16,684
	Household Products — 0.6%
116	Church & Dwight Co., Inc.	7,015
159	Colgate-Palmolive Co.	13,079
197	Kimberly-Clark Corp.	12,564
		32,658
	Personal Products — 0.2%
155	Avon Products, Inc.	4,889
157	Estee Lauder Cos., Inc. (The), Class A	7,612
		12,501
	Total Consumer Staples	65,906
	Energy — 1.2%
	Energy Equipment & Services — 0.9%
213	Diamond Offshore Drilling, Inc.	20,924
885	Nabors Industries Ltd., (Bermuda) (a)	19,367
213	Rowan Cos., Inc. (a)	4,820
		45,111
	Oil, Gas & Consumable Fuels — 0.3%
459	Marathon Oil Corp.	14,326
126	Valero Energy Corp.	2,114
		16,440
	Total Energy	61,551

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Financials — 1.8%
	Capital Markets — 0.4%
565	Federated Investors, Inc., Class B	15,549
23	Franklin Resources, Inc.	2,465
96	T. Rowe Price Group, Inc.	5,093
		23,107
	Commercial Banks — 0.5%
56	BancorpSouth, Inc.	1,307
399	PNC Financial Services Group, Inc.	21,058
43	UMB Financial Corp.	1,676
		24,041
	Consumer Finance — 0.2%
259	American Express Co.	10,500
	Insurance — 0.2%
291	MetLife, Inc.	10,300
	Real Estate Investment Trusts (REITs) — 0.5%
659	Developers Diversified Realty Corp.	6,105
476	HCP, Inc.	14,525
61	Home Properties, Inc.	2,898
125	Tanger Factory Outlet Centers	4,854
		28,382
	Thrifts & Mortgage Finance — 0.0% (g)
105	Hudson City Bancorp, Inc.	1,446
	Total Financials	97,776
	Health Care — 1.2%
	Health Care Equipment & Supplies — 0.3%
170	Becton, Dickinson & Co.	13,406
	Health Care Providers & Services — 0.3%
187	AmerisourceBergen Corp.	4,869
82	Laboratory Corp. of America Holdings (a)	6,162
102	Quest Diagnostics, Inc.	6,175
		17,206
	Pharmaceuticals — 0.6%
735	Eli Lilly & Co.	26,238
256	Forest Laboratories, Inc. (a)	8,226
		34,464
	Total Health Care	65,076
	Industrials — 5.1%
	Aerospace & Defense — 1.4%
730	ITT Corp.	36,333
66	Lockheed Martin Corp.	4,968
645	Raytheon Co.	33,229
		74,530
	Air Freight & Logistics — 0.8%
262	FedEx Corp.	21,901
343	United Parcel Service, Inc., Class B	19,660
		41,561
	Commercial Services & Supplies — 0.4%
647	Waste Management, Inc.	21,876
	Electrical Equipment — 0.4%
451	Rockwell Automation, Inc.	21,170
	Industrial Conglomerates — 0.3%
187	3M Co.	15,437
	Machinery — 0.9%
86	Caterpillar, Inc.	4,893
594	Illinois Tool Works, Inc.	28,500
411	Ingersoll-Rand plc, (Ireland)	14,682
		48,075
	Road & Rail — 0.7%
231	CSX Corp.	11,203
492	Heartland Express, Inc.	7,508
405	Knight Transportation, Inc.	7,812
490	Werner Enterprises, Inc.	9,689
		36,212
	Trading Companies & Distributors — 0.2%
146	W.W. Grainger, Inc.	14,143
	Total Industrials	273,004
	Information Technology — 3.7%
	Computers & Peripherals — 0.4%
479	Western Digital Corp. (a)	21,137
	Internet Software & Services — 0.0% (g)
31	Yahoo!, Inc. (a)	525
	IT Services — 0.2%
146	Automatic Data Processing, Inc.	6,270
64	Visa, Inc., Class A	5,580
		11,850
	Semiconductors & Semiconductor Equipment — 3.1%
905	KLA-Tencor Corp.	32,707
217	Lam Research Corp. (a)	8,521
1,240	Linear Technology Corp.	37,878
454	Maxim Integrated Products, Inc.	9,212
395	Microchip Technology, Inc.	11,465
475	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	5,432
2,353	Texas Instruments, Inc.	61,312
		166,527
	Total Information Technology	200,039

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   49

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Materials — 1.5%
	Chemicals — 0.7%
225	Monsanto Co.	18,396
132	Nalco Holding Co.	3,368
281	Olin Corp.	4,920
247	OM Group, Inc. (a)	7,768
164	Valspar Corp.	4,459
		38,911
	Metals & Mining — 0.6%
867	AK Steel Holding Corp.	18,510
312	Nucor Corp.	14,569
		33,079
	Paper & Forest Products — 0.2%
198	Weyerhaeuser Co.	8,531
	Total Materials	80,521
	Telecommunication Services — 0.4%
	Wireless Telecommunication Services — 0.4%
139	Crown Castle International Corp. (a)	5,428
412	SBA Communications Corp., Class A (a)	14,071
	Total Telecommunication Services	19,499
	Utilities — 1.8%
	Electric Utilities — 0.8%
324	FirstEnergy Corp.	15,026
183	Progress Energy, Inc.	7,496
637	Southern Co.	21,214
		43,736
	Multi-Utilities — 1.0%
357	CMS Energy Corp.	5,583
415	Consolidated Edison, Inc.	18,848
765	Dominion Resources, Inc.	29,761
		54,192
	Total Utilities	97,928
	Total Short Positions (Proceeds $1,006,045)	$1,097,160

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
430	S&P 500 Index	03/18/10	$119,400	$1,316

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 116.7% (j)
	Common Stocks — 112.3%
	Consumer Discretionary — 11.2%
	Auto Components — 1.4%
82	Johnson Controls, Inc.	2,226
	Diversified Consumer Services — 0.1%
2	ITT Educational Services, Inc. (a)	159
	Hotels, Restaurants & Leisure — 1.4%
6	Darden Restaurants, Inc.	207
45	International Game Technology	853
30	Royal Caribbean Cruises Ltd. (a)	761
13	Starwood Hotels & Resorts Worldwide, Inc.	480
		2,301
	Household Durables — 0.5%
60	Lennar Corp., Class A	768
	Internet & Catalog Retail — 0.1%
1	Amazon.com, Inc. (a)	183
	Media — 4.8%
26	Gannett Co., Inc.	382
45	Interpublic Group of Cos., Inc. (a)	330
35	Time Warner Cable, Inc.	1,451
70	Time Warner, Inc.	2,046
108	Walt Disney Co. (The)	3,490
		7,699
	Multiline Retail — 0.9%
11	Family Dollar Stores, Inc.	317
6	J.C. Penney Co., Inc.	168
16	Kohl’s Corp. (a)	871
		1,356
	Specialty Retail — 1.4%
3	Advance Auto Parts, Inc.	139
15	Lowe’s Cos., Inc.	355
49	Staples, Inc.	1,216
10	TJX Cos., Inc.	362
6	Urban Outfitters, Inc. (a)	211
		2,283
	Textiles, Apparel & Luxury Goods — 0.6%
27	Coach, Inc.	968
	Total Consumer Discretionary	17,943
	Consumer Staples — 5.8%
	Beverages — 1.1%
31	Coca-Cola Co. (The)	1,743
	Food & Staples Retailing — 2.6%
78	CVS/Caremark Corp.	2,516
25	SYSCO Corp.	710
18	Wal-Mart Stores, Inc.	943
		4,169
	Food Products — 1.0%
16	General Mills, Inc.	1,146
7	JM Smucker Co. (The)	440
		1,586
	Household Products — 1.1%
31	Procter & Gamble Co.	1,887
	Total Consumer Staples	9,385
	Energy — 18.1%
	Energy Equipment & Services — 2.2%
5	Baker Hughes, Inc.	215
6	Ensco International plc, (United Kingdom), ADR	232
58	Halliburton Co.	1,737
21	Schlumberger Ltd.	1,382
		3,566
	Oil, Gas & Consumable Fuels — 15.9%
21	Anadarko Petroleum Corp.	1,341
24	Apache Corp.	2,471
51	Chevron Corp.	3,905
75	ConocoPhillips	3,847
31	Devon Energy Corp.	2,301
92	Exxon Mobil Corp.	6,247
10	Hess Corp.	624
45	Occidental Petroleum Corp.	3,698
6	Southwestern Energy Co. (a)	270
35	Williams Cos., Inc. (The)	728
		25,432
	Total Energy	28,998
	Financials — 24.4%
	Capital Markets — 6.0%
21	Charles Schwab Corp. (The)	393
23	Goldman Sachs Group, Inc. (The)	3,938
8	Janus Capital Group, Inc.	106
106	Morgan Stanley	3,143
41	State Street Corp.	1,779
15	TD AMERITRADE Holding Corp. (a)	295
		9,654
	Commercial Banks — 4.5%
43	BB&T Corp.	1,098
24	SunTrust Banks, Inc.	486

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   51

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Commercial Banks — Continued
53		U.S. Bancorp	1,198
166		Wells Fargo & Co.	4,481
			7,263
		Consumer Finance — 1.3%
31		Capital One Financial Corp.	1,186
80		SLM Corp. (a)	903
			2,089
		Diversified Financial Services — 4.5%
303		Bank of America Corp.	4,559
568		Citigroup, Inc.	1,881
37		North American Financial Holdings, Inc. (a) (f) (i)	736
			7,176
		Insurance — 5.4%
35		ACE Ltd., (Switzerland) (a)	1,744
43		Aflac, Inc.	2,003
8		AON Corp.	291
10		Axis Capital Holdings Ltd., (Bermuda)	275
68		Genworth Financial, Inc., Class A (a)	769
14		Lincoln National Corp.	343
20		Principal Financial Group, Inc.	488
37		Prudential Financial, Inc.	1,827
19		RenaissanceRe Holdings Ltd., (Bermuda)	990
			8,730
		Real Estate Investment Trusts (REITs) — 1.6%
20		Alexandria Real Estate Equities, Inc.	1,306
15		Annaly Capital Management, Inc.	255
2		Essex Property Trust, Inc.	200
7		Health Care REIT, Inc.	288
31		Lexington Realty Trust	190
10		Mack-Cali Realty Corp.	346
—	(h)	Vornado Realty Trust	—	(h)
			2,585
		Thrifts & Mortgage Finance — 1.1%
153		MGIC Investment Corp. (a)	885
62		New York Community Bancorp, Inc.	895
			1,780
		Total Financials	39,277
		Health Care — 12.6%
		Biotechnology — 1.0%
5		Biogen Idec, Inc. (a)	273
24		Celgene Corp. (a)	1,319
			1,592
		Health Care Equipment & Supplies — 1.0%
13		Baxter International, Inc.	745
10		Covidien plc, (Ireland)	477
7		Medtronic, Inc.	318
			1,540
		Health Care Providers & Services — 2.8%
31		Aetna, Inc.	995
6		Express Scripts, Inc. (a)	493
22		McKesson Corp.	1,345
29		WellPoint, Inc. (a)	1,718
			4,551
		Pharmaceuticals — 7.8%
24		Abbott Laboratories	1,311
61		Bristol-Myers Squibb Co.	1,551
136		Merck & Co., Inc.	4,982
262		Pfizer, Inc.	4,759
			12,603
		Total Health Care	20,286
		Industrials — 11.9%
		Aerospace & Defense — 2.4%
16		Honeywell International, Inc.	624
8		Precision Castparts Corp.	936
32		United Technologies Corp.	2,233
			3,793
		Commercial Services & Supplies — 0.1%
8		Republic Services, Inc.	236
		Electrical Equipment — 0.9%
26		Cooper Industries plc,	1,125
6		Emerson Electric Co.	243
			1,368
		Industrial Conglomerates — 1.7%
131		General Electric Co.	1,988
22		Tyco International Ltd., (Switzerland) (a)	789
			2,777
		Machinery — 3.9%
7		Danaher Corp.	496
23		Deere & Co.	1,223
17		Eaton Corp.	1,054
12		Joy Global, Inc.	598
16		Kennametal, Inc.	412
20		Navistar International Corp. (a)	773
33		Parker Hannifin Corp.	1,768
			6,324

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Road & Rail — 2.4%
41	Norfolk Southern Corp.	2,159
27	Union Pacific Corp.	1,702
		3,861
	Trading Companies & Distributors — 0.5%
29	GATX Corp.	822
	Total Industrials	19,181
	Information Technology — 13.2%
	Communications Equipment — 1.0%
69	Cisco Systems, Inc. (a)	1,653
	Computers & Peripherals — 2.6%
77	Hewlett-Packard Co.	3,942
10	Seagate Technology, (Cayman Islands)	178
		4,120
	Electronic Equipment, Instruments & Components — 1.9%
24	Avnet, Inc. (a)	727
119	Corning, Inc.	2,298
		3,025
	Internet Software & Services — 1.1%
3	AOL, Inc. (a)	68
3	Google, Inc., Class A (a)	1,786
		1,854
	IT Services — 0.2%
10	Paychex, Inc.	316
	Office Electronics — 0.4%
72	Xerox Corp.	609
	Semiconductors & Semiconductor Equipment — 3.6%
20	Analog Devices, Inc.	640
110	Applied Materials, Inc.	1,534
6	Broadcom Corp., Class A (a)	173
83	Intersil Corp., Class A	1,271
90	National Semiconductor Corp.	1,376
10	Novellus Systems, Inc. (a)	240
25	Xilinx, Inc.	628
		5,862
	Software — 2.4%
28	Activision Blizzard, Inc. (a)	312
66	Microsoft Corp.	2,003
85	Symantec Corp. (a)	1,514
		3,829
	Total Information Technology	21,268
	Materials — 5.6%
	Chemicals — 3.6%
11	Air Products & Chemicals, Inc.	853
97	Dow Chemical Co. (The)	2,673
39	E.l. du Pont de Nemours & Co.	1,309
15	PPG Industries, Inc.	872
		5,707
	Containers & Packaging — 0.4%
14	Ball Corp.	713
	Metals & Mining — 1.6%
15	Freeport-McMoRan Copper & Gold, Inc. (a)	1,214
25	United States Steel Corp.	1,359
		2,573
	Total Materials	8,993
	Telecommunication Services — 5.2%
	Diversified Telecommunication Services — 4.3%
16	AT&T, Inc.	449
196	Verizon Communications, Inc.	6,487
		6,936
	Wireless Telecommunication Services — 0.9%
12	Crown Castle International Corp. (a)	449
276	Sprint Nextel Corp. (a)	1,010
		1,459
	Total Telecommunication Services	8,395
	Utilities — 4.3%
	Electric Utilities — 2.0%
34	Edison International	1,170
14	FPL Group, Inc.	729
107	NV Energy, Inc.	1,321
		3,220
	Multi-Utilities — 2.0%
21	CMS Energy Corp.	331
31	PG&E Corp.	1,371
24	Public Service Enterprise Group, Inc.	794
33	Xcel Energy, Inc.	702
		3,198
	Water Utilities — 0.3%
18	American Water Works Co., Inc.	401
	Total Utilities	6,819
	Total Common Stocks (Cost $157,961)	180,545

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   53

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — 0.8%
	Financials — 0.3%
	Diversified Financial Services — 0.3%
25	Bank of America Corp.	367
	Materials — 0.5%
	Metals & Mining — 0.5%
7	Freeport-McMoRan Copper & Gold, Inc., 6.750%, 05/01/10	848
	Total Preferred Stocks (Cost $1,024)	1,215
Short-Term Investment — 3.6%
	Investment Company — 3.6%
5,832	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $5,832)	5,832
	Total Investments — 116.7% (Cost $164,817)	187,592
	Liabilities in Excess of Other Assets — (16.7)%	(26,885)
	NET ASSETS — 100.0%	$160,707
Short Positions — 15.8%
	Common Stocks — 15.8%
	Consumer Discretionary — 2.4%
	Hotels, Restaurants & Leisure — 0.6%
15	Marriott International, Inc., Class A	406
22	Starbucks Corp. (a)	507
		913
	Media — 0.5%
32	New York Times Co. (The), Class A (a)	399
12	Omnicom Group, Inc.	455
		854
	Multiline Retail — 0.4%
14	Dollar General Corp. (a)	310
16	Macy’s, Inc.	263
		573
	Specialty Retail — 0.9%
1	AutoZone, Inc. (a)	147
14	Gap, Inc. (The)	300
11	Home Depot, Inc.	304
8	Ross Stores, Inc.	342
5	Sherwin-Williams Co. (The)	302
2	Tiffany & Co.	103
		1,498
	Total Consumer Discretionary	3,838
	Consumer Staples — 0.5%
	Food Products — 0.3%
6	H.J. Heinz Co.	240
7	Hershey Co. (The)	236
		476
	Household Products — 0.2%
4	Colgate-Palmolive Co.	287
	Total Consumer Staples	763
	Energy — 0.8%
	Energy Equipment & Services — 0.4%
2	Diamond Offshore Drilling, Inc.	189
26	Nabors Industries Ltd., (Bermuda) (a)	560
		749
	Oil, Gas & Consumable Fuels — 0.4%
9	Marathon Oil Corp.	293
4	Sunoco, Inc.	102
14	Tesoro Corp.	195
		590
	Total Energy	1,339
	Financials — 2.4%
	Capital Markets — 0.6%
20	Federated Investors, Inc., Class B	544
8	Legg Mason, Inc.	235
4	T. Rowe Price Group, Inc.	191
		970
	Commercial Banks — 0.2%
9	UMB Financial Corp.	362
	Insurance — 0.9%
2	Markel Corp. (a)	541
13	Marsh & McLennan Cos., Inc.	278
18	Progressive Corp. (The) (a)	322
9	W.R. Berkley Corp.	227
		1,368
	Real Estate Investment Trusts (REITs) — 0.7%
10	HCP, Inc.	316
11	Home Properties, Inc.	501
10	Kilroy Realty Corp.	316
		1,133
	Total Financials	3,833
	Health Care — 2.1%
	Biotechnology — 0.3%
4	Amgen, Inc. (a)	237
3	Genzyme Corp. (a)	140

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Biotechnology — Continued
5	OSI Pharmaceuticals, Inc. (a)	146
		523
	Health Care Equipment & Supplies — 0.4%
4	Becton, Dickinson & Co.	337
6	St. Jude Medical, Inc. (a)	222
		559
	Health Care Providers & Services — 0.5%
5	DaVita, Inc. (a)	305
3	Laboratory Corp. of America Holdings (a)	254
5	Quest Diagnostics, Inc.	283
		842
	Pharmaceuticals — 0.9%
17	Eli Lilly & Co.	593
15	Forest Laboratories, Inc. (a)	468
5	Johnson & Johnson	316
		1,377
	Total Health Care	3,301
	Industrials — 2.5%
	Aerospace & Defense — 0.5%
16	ITT Corp.	802
	Air Freight & Logistics — 0.4%
2	FedEx Corp.	176
9	United Parcel Service, Inc., Class B	505
		681
	Commercial Services & Supplies — 0.3%
14	Waste Management, Inc.	465
	Electrical Equipment — 0.3%
10	Rockwell Automation, Inc.	489
	Machinery — 0.6%
7	Dover Corp.	286
10	Illinois Tool Works, Inc.	494
7	Ingersoll-Rand plc, (Ireland)	252
		1,032
	Road & Rail — 0.4%
22	Heartland Express, Inc.	335
14	Werner Enterprises, Inc.	277
		612
	Total Industrials	4,081
	Information Technology — 2.9%
	Computers & Peripherals — 0.1%
4	Western Digital Corp. (a)	186
	Internet Software & Services — 0.4%
13	AOL, Inc. (a)	296
19	Yahoo!, Inc. (a)	321
		617
	Semiconductors & Semiconductor Equipment — 2.0%
16	KLA-Tencor Corp.	564
6	Lam Research Corp. (a)	247
33	Linear Technology Corp.	1,005
26	Maxim Integrated Products, Inc.	532
13	Microchip Technology, Inc.	364
24	Texas Instruments, Inc.	618
		3,330
	Software — 0.4%
35	Electronic Arts, Inc. (a)	612
	Total Information Technology	4,745
	Materials — 2.0%
	Chemicals — 1.3%
8	Monsanto Co.	613
27	Nalco Holding Co.	693
11	Olin Corp.	188
13	OM Group, Inc. (a)	421
6	Valspar Corp.	149
		2,064
	Metals & Mining — 0.7%
29	AK Steel Holding Corp.	622
12	Nucor Corp.	553
		1,175
	Total Materials	3,239
	Utilities — 0.2%
	Multi-Utilities — 0.2%
7	Consolidated Edison, Inc.	324
	Total Short Positions (Proceeds $23,528)	$25,463

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   55

JPMorgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

ADR—	American Depositary Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2009.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Large Cap Value Fund	$2,306	0.5%
U.S. Large Cap Value Plus Fund	736	0.4

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund	Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$225,800		$169,406		$305,189	$633,620
Investments in affiliates, at value	31,272		27,439		41,834	4,842
Total investment securities, at value	257,072		196,845		347,023	638,462
Cash	5		—		34	—
Receivables:
Investment securities sold	7,802		—		—	—
Fund shares sold	8		476		54	507
Interest and dividends	412		375		438	309
Securities lending income	—		—		—	2
Total Assets	265,299		197,696		347,549	639,280

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	—	—
Dividends	—		173		—	—
Investment securities purchased	4,937		—		—	—
Collateral for securities lending program	27,507		23,700		39,480	3,524
Fund shares redeemed	2,091		558		162	5,645
Variation margin on futures contracts	64		—		—	—
Accrued liabilities:
Investment advisory fees	39		57		104	251
Administration fees	12		15		27	52
Shareholder servicing fees	19		29		65	104
Distribution fees	—	(a)	25		69	64
Custodian and accounting fees	15		9		8	8
Trustees’ and Chief Compliance Officer’s fees	2		4		22	5
Other	35		135		240	520
Total Liabilities	34,721		24,705		40,177	10,173
Net Assets	$230,578		$172,991		$307,372	$629,107

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	Disciplined Equity Fund	Equity Income Fund	Growth and Income Fund	Large Cap Growth Fund
NET ASSETS:
Paid in capital	$440,523	$142,025	$371,007	$829,261
Accumulated undistributed (distributions in excess of) net investment income	8	(149)	163	(373)
Accumulated net realized gains (losses)	(271,692)	(12,771)	(108,860)	(386,190)
Net unrealized appreciation (depreciation)	61,739	43,886	45,062	186,409
Total Net Assets	$230,578	$172,991	$307,372	$629,107

Net Assets:
Class A	$1,382	$81,280	$296,844	$195,512
Class B	—	8,197	6,411	27,805
Class C	—	4,908	2,515	7,804
Class R2	—	—	—	63
Class R5	—	—	—	14,592
Institutional Class	177,911	—	—	—
Select Class	12,047	78,606	1,602	383,331
Ultra	39,238	—	—	—
Total	$230,578	$172,991	$307,372	$629,107

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	98	10,672	12,510	11,422
Class B	—	1,083	276	1,810
Class C	—	649	114	512
Class R2	—	—	—	4
Class R5	—	—	—	857
Institutional Class	12,581	—	—	—
Select Class	851	10,204	65	22,533
Ultra	2,776	—	—	—

Net Asset Value:
Class A — Redemption price per share	$14.13	$7.62	$23.73	$17.12
Class B — Offering price per share (b)	—	7.57	23.20	15.36
Class C — Offering price per share (b)	—	7.56	22.12	15.24
Class R2 — Offering and redemption price per share	—	—	—	17.08
Class R5 — Offering and redemption price per share	—	—	—	17.02
Institutional Class — Offering and redemption price per share	14.14	—	—	—
Select Class — Offering and redemption price per share	14.16	7.70	24.66	17.01
Ultra — Offering and redemption price per share	14.14	—	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.91	$8.04	$25.04	$18.07

Cost of investments in non-affiliates	$164,052	$125,520	$260,127	$447,211
Cost of investments in affiliates	31,272	27,439	41,834	4,842
Value of securities on loan	26,638	22,905	38,072	3,420

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
ASSETS:
Investments in non-affiliates, at value	$458,416	$2,170,001	$6,271,981	$181,760
Investments in affiliates, at value	8,032	145,598	142,733	5,832
Total investment securities, at value	466,448	2,315,599	6,414,714	187,592
Cash	34	19	336	—
Deposits at broker for futures contracts	—	5,255	14,850	—
Receivables:
Investment securities sold	439	1,084	3,083	162
Fund shares sold	2,433	9,253	17,942	922
Interest and dividends	828	3,606	10,409	305
Securities lending income	2	—	—	—
Total Assets	470,184	2,334,816	6,461,334	188,981

LIABILITIES:
Payables:
Due to custodian	—	—	—	2
Securities sold short, at value	—	—	1,097,160	25,463
Dividends for securities sold short	—	—	1,011	24
Investment securities purchased	763	7,495	—	2,631
Collateral for securities lending program	3,564	134,733	—	—
Interest expense for securities sold short	—	—	312	1
Fund shares redeemed	255	2,580	1,552	—
Variation margin on futures contracts	—	98	1,114	—
Accrued liabilities:
Investment advisory fees	156	725	3,748	70
Administration fees	41	187	234	4
Shareholder servicing fees	96	342	877	26
Distribution fees	9	54	128	1
Custodian and accounting fees	18	44	50	10
Trustees’ and Chief Compliance Officer’s fees	5	14	32	— (a)
Other	156	278	485	42
Total Liabilities	5,063	146,550	1,106,703	28,274
Net Assets	$465,121	$2,188,266	$5,354,631	$160,707

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
NET ASSETS:
Paid in capital	$561,911	$2,018,676	$5,282,899	$140,574
Accumulated undistributed (distributions in excess of) net investment income	(127)	(147)	(2,374)	(22)
Accumulated net realized gains (losses)	(196,186)	(324,917)	(953,005)	(685)
Net unrealized appreciation (depreciation)	99,523	494,654	1,027,111	20,840
Total Net Assets	$465,121	$2,188,266	$5,354,631	$160,707

Net Assets:
Class A	$24,334	$166,136	$340,097	$3,031
Class B	4,009	10,033	—	—
Class C	2,417	21,577	101,620	144
Class R2	63	195	116	—
Class R5	13,809	69,031	132,725	20
Institutional Class	—	337,740	—	—
Select Class	420,489	1,583,554	4,780,073	157,512
Total	$465,121	$2,188,266	$5,354,631	$160,707

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,439	18,379	18,795	259
Class B	408	1,124	—	—
Class C	247	2,423	5,675	12
Class R2	6	22	6	—
Class R5	1,397	7,631	7,284	2
Institutional Class	—	37,352	—	—
Select Class	42,675	175,318	262,878	13,424

Net Asset Value:
Class A — Redemption price per share	$9.98	$9.04	$18.10	$11.72
Class B — Offering price per share (b)	9.83	8.93	—	—
Class C — Offering price per share (b)	9.78	8.91	17.91	11.73
Class R2 — Offering and redemption price per share	9.96	9.03	18.05	—
Class R5 — Offering and redemption price per share	9.88	9.05	18.22	11.75
Institutional Class — Offering and redemption price per share	—	9.04	—	—
Select Class — Offering and redemption price per share	9.85	9.03	18.18	11.73
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.53	$9.54	$19.10	$12.37

Cost of investments in non-affiliates	$358,893	$1,675,418	$5,155,071	$158,985
Cost of investments in affiliates	8,032	145,598	142,733	5,832
Value of securities on loan	3,427	129,843	—	—
Proceeds from securities sold short	—	—	1,006,045	23,528

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   61

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1		$—		$—	$—
Dividend income from non-affiliates	2,427		2,923		4,347	2,860
Dividend income from affiliates	4		3		3	16
Income from securities lending (net)	101		91		192	81
Total investment income	2,533		3,017		4,542	2,957

EXPENSES:
Investment advisory fees	273		333		591	1,472
Administration fees	107		82		145	289
Distribution fees:
Class A	2		93		356	225
Class B	—		30		24	102
Class C	—		17		9	26
Class R2	—		—		—	—	(a)
Shareholder servicing fees:
Class A	2		93		356	225
Class B	—		10		8	34
Class C	—		6		3	9
Class R2	—		—		—	—	(a)
Class R5	—		—		—	2
Institutional Class	85		—		—	—
Select Class	15		99		2	459
Custodian and accounting fees	29		17		19	19
Interest expense to affiliates	—		1		—	—
Professional fees	33		24		31	27
Trustees’ and Chief Compliance Officer’s fees	1		1		—	3
Printing and mailing costs	4		20		39	86
Registration and filing fees	24		30		27	59
Transfer agent fees	20		127		280	529
Other	4		5		2	11
Total expenses	599		988		1,892	3,577
Less amounts waived	(116)		(62)		(12)	(321)
Less earnings credits	—	(a)	—	(a)	— (a)	—	(a)
Net expenses	483		926		1,880	3,256
Net investment income (loss)	2,050		2,091		2,662	(299)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	8,929		3,790		(3,755)	5,921
Futures	409		—		—	—
Payment by affiliate (See Note 3)	—		—		—	26
Net realized gain (loss)	9,338		3,790		(3,755)	5,947
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	30,965		26,318		60,310	138,180
Futures	46		—		—	—
Change in net unrealized appreciation (depreciation)	31,011		26,318		60,310	138,180
Net realized/unrealized gains (losses)	40,349		30,108		56,555	144,127
Change in net assets resulting from operations	$42,399		$32,199		$59,217	$143,828

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	Large Cap Value Fund		U.S. Equity Fund		U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$1		$6		$1
Dividend income from non-affiliates	4,680		18,496		54,211		1,350
Dividend income from affiliates	4		50		140		3
Income from securities lending (net)	26		197		—		—
Total investment income	4,710		18,744		54,357		1,354

EXPENSES:
Investment advisory fees	875		3,787		23,852		557
Administration fees	215		929		2,342		54
Distribution fees:
Class A	29		173		299		3
Class B	15		36		—		—
Class C	8		60		265		—	(a)
Class R2	—	(a)	—	(a)	—	(a)	—
Shareholder servicing fees:
Class A	29		173		299		3
Class B	5		12		—		—
Class C	3		20		88		—	(a)
Class R2	—	(a)	—	(a)	—	(a)	—
Class R5	2		9		29		—	(a)
Institutional Class	—		147		—		—
Select Class	501		1,748		5,432		136
Custodian and accounting fees	25		93		48		70
Interest expense to affiliates	—	(a)	—		—		—
Professional fees	25		30		35		38
Trustees’ and Chief Compliance Officer’s fees	2		9		21		1
Printing and mailing costs	24		123		417		7
Registration and filing fees	53		98		83		34
Transfer agent fees	140		414		1,071		6
Dividend expense on securities sold short	—		—		11,121		194
Interest expense on securities sold short	—		—		1,653		35
Other	7		24		43		6
Total expenses	1,958		7,885		47,098		1,144
Less amounts waived	(3)		(421)		(6,547)		(357)
Less earnings credits	—	(a)	—	(a)	—	(a)	—	(a)
Net expenses	1,955		7,464		40,551		787
Net investment income (loss)	2,755		11,280		13,806		567

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,750		63,099		183,728		3,440
Futures	—		7,654		16,206		—
Securities sold short	—		—		(83,201)		(892)
Net realized gain (loss)	12,750		70,753		116,733		2,548
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	74,328		300,092		942,886		19,335
Futures	—		369		2,781		—
Securities sold short	—		—		(75,758)		(1,847)
Change in net unrealized appreciation (depreciation)	74,328		300,461		869,909		17,488
Net realized/unrealized gains (losses)	87,078		371,214		986,642		20,036
Change in net assets resulting from operations	$89,833		$382,494		$1,000,448		$20,603

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,050	$4,992	$2,091	$4,802
Net realized gain (loss)	9,338	(35,223)	3,790	(16,022)
Change in net unrealized appreciation (depreciation)	31,011	(5,669)	26,318	(29,645)
Change in net assets resulting from operations	42,399	(35,900)	32,199	(40,865)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9)	(27)	(847)	(2,193)
From net realized gains	—	—	—	(4,654)
Class B
From net investment income	—	—	(70)	(231)
From net realized gains	—	—	—	(622)
Class C
From net investment income	—	—	(41)	(91)
From net realized gains	—	—	—	(221)
Institutional Class
From net investment income	(1,622)	(1,916)	—	—
Select Class
From net investment income	(96)	(302)	(989)	(2,104)
From net realized gains	—	—	—	(3,627)
Ultra
From net investment income	(339)	(2,600)	—	—
Total distributions to shareholders	(2,066)	(4,845)	(1,947)	(13,743)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(29,215)	55,711	(13,389)	26,881

NET ASSETS:
Change in net assets	11,118	14,966	16,863	(27,727)
Beginning of period	219,460	204,494	156,128	183,855
End of period	$230,578	$219,460	$172,991	$156,128
Accumulated undistributed (distributions in excess of) net investment income	$8	$24	$(149)	$(293)

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	Growth and Income Fund		Large Cap Growth Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,662	$6,232	$(299)	$977
Net realized gain (loss)	(3,755)	(99,690)	5,947	(40,596)
Change in net unrealized appreciation (depreciation)	60,310	(29,393)	138,180	(227,843)
Change in net assets resulting from operations	59,217	(122,851)	143,828	(267,462)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,322)	(5,822)	—	(262)
Class B
From net investment income	(36)	(116)	—	(16)
Class C
From net investment income	(15)	(40)	—	(5)
Class R2 (a)
From net investment income	—	—	—	— (b)
Class R5 (c)
From net investment income	—	—	—	— (b)
Select Class
From net investment income	(15)	(65)	—	(752)
Total distributions to shareholders	(2,388)	(6,043)	—	(1,035)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(12,924)	(45,640)	(43,004)	(113,626)

NET ASSETS:
Change in net assets	43,905	(174,534)	100,824	(382,123)
Beginning of period	263,467	438,001	528,283	910,406
End of period	$307,372	$263,467	$629,107	$528,283
Accumulated undistributed (distributions in excess of) net investment income	$163	$(111)	$(373)	$(74)

(a)	Commencement of offering of class of shares effective November 3, 2008 for Large Cap Growth Fund.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective April 14, 2009 for Large Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,755	$10,130	$11,280	$24,077
Net realized gain (loss)	12,750	(182,693)	70,753	(360,620)
Change in net unrealized appreciation (depreciation)	74,328	48,858	300,461	47,879
Change in net assets resulting from operations	89,833	(123,705)	382,494	(288,664)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(66)	(533)	(683)	(1,365)
From net realized gains	—	—	—	(657)
Class B
From net investment income	(6)	(88)	(18)	(89)
From net realized gains	—	—	—	(61)
Class C
From net investment income	(4)	(36)	(47)	(88)
From net realized gains	—	—	—	(53)
Class R2 (a)
From net investment income	— (b)	(1)	(1)	— (b)
From net realized gains	—	—	—	— (b)
Class R5
From net investment income	(54)	(603)	(427)	(1,202)
From net realized gains	—	—	—	(508)
Institutional Class
From net investment income	—	—	(1,873)	(4,255)
From net realized gains	—	—	—	(1,459)
Select Class
From net investment income	(1,425)	(10,193)	(8,345)	(16,649)
From net realized gains	—	—	—	(6,949)
Total distributions to shareholders	(1,555)	(11,454)	(11,394)	(33,335)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(768)	(67,245)	292,050	371,664

NET ASSETS:
Change in net assets	87,510	(202,404)	663,150	49,665
Beginning of period	377,611	580,015	1,525,116	1,475,451
End of period	$465,121	$377,611	$2,188,266	$1,525,116
Accumulated undistributed (distributions in excess of) net investment income	$(127)	$(1,327)	$(147)	$(33)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,806	$40,065	$567	$176
Net realized gain (loss)	116,733	(894,675)	2,548	(1,903)
Change in net unrealized appreciation (depreciation)	869,909	226,035	17,488	3,907
Change in net assets resulting from operations	1,000,448	(628,575)	20,603	2,180

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,726)	(1,301)	(11)	(1)
From net realized gains	—	—	(24)	—
Class C
From net investment income	(289)	(238)	—	— (a)
From net realized gains	—	—	(1)	—
Class R2 (b)
From net investment income	— (a)	(1)	—	—
Class R5
From net investment income	(1,028)	(693)	— (a)	— (a)
From net realized gains	—	—	— (a)	—
Select Class
From net investment income	(29,930)	(36,761)	(720)	(57)
From net realized gains	—	—	(1,182)	—
Total distributions to shareholders	(32,973)	(38,994)	(1,938)	(58)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	626,920	838,325	74,833	61,639

NET ASSETS:
Change in net assets	1,594,395	170,756	93,498	63,761
Beginning of period	3,760,236	3,589,480	67,209	3,448
End of period	$5,354,631	$3,760,236	$160,707	$67,209
Accumulated undistributed (distributions in excess of) net investment income	$(2,374)	$16,793	$(22)	$142

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective November 3, 2008 for the U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$216	$138	$8,608	$11,958
Dividends and distributions reinvested	8	23	785	6,389
Cost of shares redeemed	(40)	(299)	(7,451)	(21,460)
Change in net assets from Class A capital transactions	$184	$(138)	$1,942	$(3,113)
Class B
Proceeds from shares issued	$—	$—	$936	$1,904
Dividends and distributions reinvested	—	—	64	812
Cost of shares redeemed	—	—	(2,090)	(5,020)
Change in net assets from Class B capital transactions	$—	$—	$(1,090)	$(2,304)
Class C
Proceeds from shares issued	$—	$—	$935	$1,747
Dividends and distributions reinvested	—	—	36	278
Cost of shares redeemed	—	—	(740)	(1,291)
Change in net assets from Class C capital transactions	$—	$—	$231	$734
Institutional Class
Proceeds from shares issued	$42,696	$92,685	$—	$—
Dividends and distributions reinvested	1,570	1,703	—	—
Cost of shares redeemed	(22,870)	(35,636)	—	—
Change in net assets from Institutional Class capital transactions	$21,396	$58,752	$—	$—
Select Class
Proceeds from shares issued	$262	$4,499	$18,092	$59,999
Dividends and distributions reinvested	58	222	143	1,300
Cost of shares redeemed	(1,125)	(6,859)	(32,707)	(29,735)
Change in net assets from Select Class capital transactions	$(805)	$(2,138)	$(14,472)	$31,564
Ultra
Proceeds from shares issued	$2,067	$2,409	$—	$—
Dividends and distributions reinvested	194	2,600	—	—
Cost of shares redeemed	(52,251)	(5,774)	—	—
Change in net assets from Ultra capital transactions	$(49,990)	$(765)	$—	$—

Total change in net assets from capital transactions	$(29,215)	$55,711	$(13,389)	$26,881

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	Disciplined Equity Fund		Equity Income Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	16	12	1,189	1,831
Reinvested	1	2	109	969
Redeemed	(3)	(26)	(1,046)	(3,093)
Change in Class A Shares	14	(12)	252	(293)

Class B
Issued	—	—	130	297
Reinvested	—	—	9	124
Redeemed	—	—	(298)	(739)
Change in Class B Shares	—	—	(159)	(318)

Class C
Issued	—	—	133	271
Reinvested	—	—	5	43
Redeemed	—	—	(105)	(187)
Change in Class C Shares	—	—	33	127

Institutional Class
Issued	3,307	9,132	—	—
Reinvested	114	153	—	—
Redeemed	(1,634)	(3,230)	—	—
Change in Institutional Class Shares	1,787	6,055	—	—

Select Class
Issued	20	352	2,420	8,814
Reinvested	4	20	20	193
Redeemed	(84)	(563)	(4,440)	(4,167)
Change in Select Class Shares	(60)	(191)	(2,000)	4,840

Ultra
Issued	149	197	—	—
Reinvested	14	237	—	—
Redeemed	(4,642)	(475)	—	—
Change in Ultra Shares	(4,479)	(41)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Large Cap Growth Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,973	$6,196	$7,933	$26,568
Dividends and distributions reinvested	2,179	5,476	—	247
Cost of shares redeemed	(16,652)	(49,022)	(16,018)	(39,688)
Change in net assets from Class A capital transactions	$(11,500)	$(37,350)	$(8,085)	$(12,873)
Class B
Proceeds from shares issued	$118	$905	$839	$3,508
Dividends and distributions reinvested	35	112	—	15
Cost of shares redeemed	(969)	(3,648)	(5,907)	(20,515)
Change in net assets from Class B capital transactions	$(816)	$(2,631)	$(5,068)	$(16,992)
Class C
Proceeds from shares issued	$421	$383	$1,027	$1,410
Dividends and distributions reinvested	20	31	—	4
Cost of shares redeemed	(408)	(919)	(962)	(4,024)
Change in net assets from Class C capital transactions	$33	$(505)	$65	$(2,610)
Class R2 (a)
Proceeds from shares issued	$—	$—	$—	$50
Dividends and distributions reinvested	—	—	—	— (b)
Change in net assets from Class R2 capital transactions	$—	$—	$—	$50
Class R5 (c)
Proceeds from shares issued	$—	$—	$14,069	$50
Dividends and distributions reinvested	—	—	—	— (b)
Cost of shares redeemed	—	—	(875)	—
Change in net assets from Class R5 capital transactions	$—	$—	$13,194	$50
Select Class
Proceeds from shares issued	$137	$952	$25,820	$114,197
Dividends and distributions reinvested	12	49	—	35
Cost of shares redeemed	(790)	(6,155)	(68,930)	(192,660)
Change in net assets from Select Class capital transactions	$(641)	$(5,154)	$(43,110)	$(78,428)
Ultra (d)
Cost of shares redeemed	$—	$—	$—	$(2,823)
Change in net assets from Ultra capital transactions	$—	$—	$—	$(2,823)

Total change in net assets from capital transactions	$(12,924)	$(45,640)	$(43,004)	$(113,626)

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	Growth and Income Fund		Large Cap Growth Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	133	300	500	1,904
Reinvested	94	279	—	21
Redeemed	(747)	(2,341)	(1,048)	(2,842)
Change in Class A Shares	(520)	(1,762)	(548)	(917)

Class B
Issued	6	45	61	291
Reinvested	1	6	—	1
Redeemed	(45)	(179)	(411)	(1,567)
Change in Class B Shares	(38)	(128)	(350)	(1,275)

Class C
Issued	21	18	74	112
Reinvested	1	2	—	1
Redeemed	(20)	(46)	(64)	(323)
Change in Class C Shares	2	(26)	10	(210)

Class R2 (a)
Issued	—	—	—	4
Reinvested	—	—	—	— (b)
Change in Class R2 Shares	—	—	—	4

Class R5 (c)
Issued	—	—	908	4
Reinvested	—	—	—	— (b)
Redeemed	—	—	(55)	—
Change in Class R5 Shares	—	—	853	4

Select Class
Issued	6	48	1,665	7,895
Reinvested	1	2	—	3
Redeemed	(36)	(252)	(4,429)	(12,705)
Change in Select Class Shares	(29)	(202)	(2,764)	(4,807)

Ultra (d)
Redeemed	—	—	—	(213)
Change in Ultra Shares	—	—	—	(213)

(a)	Commencement of offering of class of shares effective November 3, 2008 for Large Cap Growth Fund.

(b)	Amount rounds to less than one thousand (shares or dollars).

(c)	Commencement of offering of class of shares effective April 14, 2009 for Large Cap Growth Fund.

(d)	Effective November 12, 2008, Ultra Shares of the Large Cap Growth Fund were liquidated.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,030	$4,029	$48,040	$31,467
Dividends and distributions reinvested	56	462	612	1,810
Cost of shares redeemed	(3,029)	(7,994)	(12,038)	(22,746)
Change in net assets from Class A capital transactions	$(943)	$(3,503)	$36,614	$10,531
Class B
Proceeds from shares issued	$89	$721	$1,173	$2,893
Dividends and distributions reinvested	5	83	17	138
Cost of shares redeemed	(775)	(2,533)	(1,611)	(4,345)
Change in net assets from Class B capital transactions	$(681)	$(1,729)	$(421)	$(1,314)
Class C
Proceeds from shares issued	$851	$391	$10,160	$6,462
Dividends and distributions reinvested	3	31	41	125
Cost of shares redeemed	(380)	(1,080)	(1,741)	(2,933)
Change in net assets from Class C capital transactions	$474	$(658)	$8,460	$3,654
Class R2 (a)
Proceeds from shares issued	$—	$50	$118	$50
Dividends and distributions reinvested	— (b)	1	1	1
Change in net assets from Class R2 capital transactions	$— (b)	$51	$119	$51
Class R5
Proceeds from shares issued	$13,985	$1,942	$70,039	$32,218
Dividends and distributions reinvested	— (b)	291	13	847
Cost of shares redeemed	(675)	(21,172)	(5,611)	(97,089)
Change in net assets from Class R5 capital transactions	$13,310	$(18,939)	$64,441	$(64,024)
Institutional Class
Proceeds from shares issued	$—	$—	$72,953	$115,209
Subscriptions in-kind (See Note 9)	—	—	24,024	6,663
Dividends and distributions reinvested	—	—	777	1,880
Cost of shares redeemed	—	—	(83,426)	(62,997)
Change in net assets from Institutional Class capital transactions	$—	$—	$14,328	$60,755
Select Class
Proceeds from shares issued	$26,689	$54,296	$342,336	$681,322
Dividends and distributions reinvested	13	157	1,596	6,519
Cost of shares redeemed	(39,630)	(96,920)	(175,423)	(325,830)
Change in net assets from Select Class capital transactions	$(12,928)	$(42,467)	$168,509	$362,011

Total change in net assets from capital transactions	$(768)	$(67,245)	$292,050	$371,664

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	217	507	5,705	4,342
Reinvested	6	62	69	260
Redeemed	(324)	(958)	(1,416)	(3,174)
Change in Class A Shares	(101)	(389)	4,358	1,428

Class B
Issued	10	89	140	408
Reinvested	1	12	2	20
Redeemed	(86)	(315)	(196)	(577)
Change in Class B Shares	(75)	(214)	(54)	(149)

Class C
Issued	92	52	1,222	885
Reinvested	— (b)	5	5	19
Redeemed	(40)	(132)	(213)	(404)
Change in Class C Shares	52	(75)	1,014	500

Class R2 (a)
Issued	—	6	15	7
Reinvested	— (b)	— (b)	— (b)	— (b)
Change in Class R2 Shares	— (b)	6	15	7

Class R5
Issued	1,459	241	8,183	4,776
Reinvested	— (b)	35	2	114
Redeemed	(69)	(3,136)	(635)	(14,879)
Change in Class R5 Shares	1,390	(2,860)	7,550	(9,989)

Institutional Class
Issued	—	—	8,360	17,157
Subscriptions in-kind (See Note 9)	—	—	2,830	980
Reinvested	—	—	88	265
Redeemed	—	—	(9,804)	(8,681)
Change in Institutional Class Shares	—	—	1,474	9,721

Select Class
Issued	2,899	7,561	40,825	96,172
Reinvested	2	19	183	946
Redeemed	(4,223)	(11,860)	(20,684)	(45,647)
Change in Select Class Shares	(1,322)	(4,280)	20,324	51,471

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$177,329	$141,431	$2,559	$57
Dividends and distributions reinvested	1,572	1,154	34	1
Cost of shares redeemed	(38,596)	(70,884)	(121)	—
Change in net assets from Class A capital transactions	$140,305	$71,701	$2,472	$58
Class C
Proceeds from shares issued	$53,591	$25,561	$34	$115
Dividends and distributions reinvested	215	201	1	—	(a)
Cost of shares redeemed	(7,321)	(11,828)	(28)	(131)
Change in net assets from Class C capital transactions	$46,485	$13,934	$7	$(16)
Class R2 (b)
Proceeds from shares issued	$7	$140	$—	$—
Dividends and distributions reinvested	— (a)	1	—	—
Cost of shares redeemed	(61)	(4)	—	—
Change in net assets from Class R2 capital transactions	$(54)	$137	$—	$—
Class R5
Proceeds from shares issued	$20,908	$45,339	$—	$—
Dividends and distributions reinvested	969	694	— (a)	—	(a)
Cost of shares redeemed	(551)	(7,430)	—	—
Change in net assets from Class R5 capital transactions	$21,326	$38,603	$— (a)	$—	(a)
Select Class
Proceeds from shares issued	$827,231	$1,637,936	$84,968	$65,271
Dividends and distributions reinvested	11,147	9,243	21	36
Cost of shares redeemed	(419,520)	(933,229)	(12,635)	(3,710)
Change in net assets from Select Class capital transactions	$418,858	$713,950	$72,354	$61,597

Total change in net assets from capital transactions	$626,920	$838,325	$74,833	$61,639

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)		Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	10,393	9,907	252		7
Reinvested	87	90	3		—	(a)
Redeemed	(2,271)	(5,202)	(11)		—
Change in Class A Shares	8,209	4,795	244		7

Class C
Issued	3,187	1,787	3		14
Reinvested	12	16	—	(a)	—	(a)
Redeemed	(442)	(881)	(3)		(15)
Change in Class C Shares	2,757	922	—	(a)	(1)

Class R2 (b)
Issued	— (a)	10	—		—
Reinvested	— (a)	— (a)	—		—
Redeemed	(4)	— (a)	—		—
Change in Class R2 Shares	(4)	10	—		—

Class R5
Issued	1,241	3,429	—		—
Reinvested	53	54	—	(a)	—	(a)
Redeemed	(30)	(537)	—		—
Change in Class R5 Shares	1,264	2,946	—	(a)	—	(a)

Select Class
Issued	50,246	120,838	7,537		7,129
Reinvested	614	717	2		4
Redeemed	(24,545)	(66,870)	(1,112)		(396)
Change in Select Class Shares	26,315	54,685	6,427		6,737

(a)	Amount rounds to less than one thousand (shares or dollars).

(b)	Commencement of offering of class of shares effective November 3, 2008 for the U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   75

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$1,000,448

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(3,539,882)
Proceeds from disposition of investment securities	2,647,681
Covers of investment securities sold short	(830,296)
Proceeds from investment securities sold short	1,137,417
Purchases of short-term investments, net	(31,651)
Unrealized appreciation/depreciation on investments	(942,886)
Unrealized appreciation/depreciation on investment securities sold short	75,758
Net realized gain/loss on investments	(183,728)
Net realized gain/loss on investment securities sold short	83,201
Decrease in deposits with broker for futures contracts	495
Decrease in receivable for investments sold	84,568
Increase in interest and dividends receivable	(3,812)
Increase in interest expense payable for securities sold short	312
Decrease in payable for investments purchased	(81,705)
Increase in variation margin payable	519
Increase in dividends payable for securities sold short	553
Increase in accrued expenses and other liabilities	1,921
Net cash provided (used) by operating activities	(581,087)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	1,070,998
Payment on shares redeemed	(471,034)
Cash distributions paid to shareholders (net of reinvestments of $13,903)	(19,070)
Net cash provided (used) by financing activities	580,894
Net decrease in cash	(193)

Cash:
Beginning of period	529
End of period	$336

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

U.S. Large Cap Value Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$20,603

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(127,453)
Proceeds from disposition of investment securities	44,047
Covers of investment securities sold short	(9,023)
Proceeds from investment securities sold short	22,482
Purchases of short-term investments, net	(3,650)
Unrealized appreciation/depreciation on investments	(19,335)
Unrealized appreciation/depreciation on investment securities sold short	1,847
Net realized gain/loss on investments	(3,440)
Net realized gain/loss on investment securities sold short	892
Decrease in receivable for investments sold	4,045
Increase in interest and dividends receivable	(190)
Increase in interest expense payable for securities sold short	1
Decrease in payable for investments purchased	(2,838)
Increase in dividends payable for securities sold short	17
Increase in accrued expenses and other liabilities	24
Net cash provided (used) by operating activities	(71,971)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	86,858
Payment on shares redeemed	(12,789)
Due to custodian	(216)
Cash distributions paid to shareholders (net of reinvestments of $56)	(1,882)
Net cash provided (used) by financing activities	71,971
Net increase (decrease) in cash	—

Cash:
Beginning of period	—
End of period	$—

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees		Net asset value, end of period
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$11.52	$0.10	(e)	$2.61	(f)	$2.71	$(0.10)	$—		$14.13
Year Ended June 30, 2009	15.44	0.31	(e)(g)	(3.93	)(g)	(3.62)	(0.30)	—		11.52
Year Ended June 30, 2008	18.45	0.22	(e)	(3.00)		(2.78)	(0.23)	—		15.44
Year Ended June 30, 2007	15.33	0.18	(e)	3.15		3.33	(0.21)	—		18.45
January 1, 2006 through June 30, 2006 (h)	15.14	0.09	(e)	0.18		0.27	(0.08)	—	(i)	15.33
Year Ended December 31, 2005	14.78	0.13	(e)	0.36		0.49	(0.13)	—		15.14
Year Ended December 31, 2004	13.50	0.13		1.30		1.43	(0.15)	—		14.78

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	11.52	0.12	(e)	2.62	(f)	2.74	(0.12)	—		14.14
Year Ended June 30, 2009	15.45	0.32	(e)(g)	(3.90	)(g)	(3.58)	(0.35)	—		11.52
Year Ended June 30, 2008	18.47	0.29	(e)	(3.01)		(2.72)	(0.30)	—		15.45
Year Ended June 30, 2007	15.33	0.25	(e)	3.16		3.41	(0.27)	—		18.47
January 1, 2006 through June 30, 2006 (h)	15.15	0.12	(e)	0.17		0.29	(0.11)	—	(i)	15.33
Year Ended December 31, 2005	14.78	0.19	(e)	0.37		0.56	(0.19)	—		15.15
Year Ended December 31, 2004	13.49	0.22		1.28		1.50	(0.21)	—		14.78

Select Class
Six Months Ended December 31, 2009 (Unaudited)	11.54	0.12	(e)	2.61	(f)	2.73	(0.11)	—		14.16
Year Ended June 30, 2009	15.48	0.33	(e)(g)	(3.94	)(g)	(3.61)	(0.33)	—		11.54
Year Ended June 30, 2008	18.48	0.26	(e)	(3.00)		(2.74)	(0.26)	—		15.48
Year Ended June 30, 2007	15.34	0.22	(e)	3.16		3.38	(0.24)	—		18.48
January 1, 2006 through June 30, 2006 (h)	15.16	0.11	(e)	0.17		0.28	(0.10)	—	(i)	15.34
Year Ended December 31, 2005	14.80	0.17	(e)	0.36		0.53	(0.17)	—		15.16
Year Ended December 31, 2004	13.51	0.18		1.30		1.48	(0.19)	—		14.80

Ultra
Six Months Ended December 31, 2009 (Unaudited)	11.52	0.13	(e)	2.62	(f)	2.75	(0.13)	—		14.14
Year Ended June 30, 2009	15.45	0.37	(e)(g)	(3.94	)(g)	(3.57)	(0.36)	—		11.52
Year Ended June 30, 2008	18.47	0.31	(e)	(3.02)		(2.71)	(0.31)	—		15.45
Year Ended June 30, 2007	15.33	0.26	(e)	3.17		3.43	(0.29)	—		18.47
January 1, 2006 through June 30, 2006 (h)	15.15	0.12	(e)	0.18		0.30	(0.12)	—	(i)	15.33
Year Ended December 31, 2005	14.79	0.21	(e)	0.36		0.57	(0.21)	—		15.15
Year Ended December 31, 2004	13.50	0.22		1.30		1.52	(0.23)	—		14.79

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.56, $2.57, $2.57 and $2.57, the total return would have been 23.08%, 23.39%, 23.34% and 23.44% for Class A, Institutional Class, Select Class and Ultra Shares, respectively.

(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.24, $0.26, $0.27 and $0.30, the net realized and unrealized gains (losses) on investments per share would have been $(3.98), $(3.95), $(4.00) and $(3.99), the total return would have been (24.09)%, (23.76)%, (23.97)% and (23.75)%, and the net investment income (loss) ratio would have been 2.02%, 2.19%, 2.19% and 2.52% for Class A, Institutional Class, Select Class and Ultra Shares, respectively.

(h)	The Fund changed its fiscal year end from December 31 to June 30.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

23.51	%(f)	$1,382	0.85%	1.48%		0.95%	61%
(23.29	) (g)	965	0.85	2.59	(g)	0.97	92
(15.18)		1,487	0.85	1.26		0.92	72
21.82		1,628	0.85	1.07		0.92	59
1.78		1,141	0.85	1.14		0.95	34
3.33		957	0.87	0.87		1.04	44
10.64		1,847	0.95	1.01		1.67	49

23.83	(f)	177,911	0.45	1.87		0.55	61
(23.03	) (g)	124,398	0.45	2.76	(g)	0.58	92
(14.88)		73,219	0.45	1.66		0.52	72
22.40		115,178	0.45	1.47		0.51	59
1.89		219,916	0.45	1.54		0.54	34
3.84		310,294	0.45	1.31		0.52	44
11.23		341,641	0.45	1.52		0.60	49

23.69	(f)	12,047	0.60	1.74		0.70	61
(23.17	) (g)	10,514	0.60	2.76	(g)	0.72	92
(14.93)		17,063	0.60	1.45		0.68	72
22.16		68,341	0.60	1.32		0.66	59
1.85		254,182	0.60	1.42		0.70	34
3.61		90,359	0.60	1.17		0.68	44
11.03		79,342	0.63	1.37		0.78	49

23.88	(f)	39,238	0.35	1.94		0.45	61
(22.95	) (g)	83,583	0.35	3.09	(g)	0.47	92
(14.78)		112,725	0.35	1.76		0.42	72
22.53		135,785	0.35	1.55		0.42	59
1.95		153,648	0.35	1.62		0.45	34
3.87		125,344	0.35	1.41		0.43	44
11.33		102,817	0.35	1.59		0.55	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$6.35	$0.09	(e)	$1.26	$1.35	$(0.08)	$—	$(0.08)
Year Ended June 30, 2009	9.11	0.22	(e)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Year Ended June 30, 2008	12.42	0.28	(e)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)
Year Ended June 30, 2007	12.10	0.26	(e)	2.26	2.52	(0.26)	(1.94)	(2.20)
Year Ended June 30, 2006	15.57	0.27	(e)	0.79	1.06	(0.30)	(4.23)	(4.53)
Year Ended June 30, 2005	16.60	0.30		1.43	1.73	(0.30)	(2.46)	(2.76)

Class B
Six Months Ended December 31, 2009 (Unaudited)	6.30	0.07	(e)	1.26	1.33	(0.06)	—	(0.06)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(e)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.20	(e)	0.80	1.00	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.17		1.44	1.61	(0.20)	(2.46)	(2.66)

Class C
Six Months Ended December 31, 2009 (Unaudited)	6.30	0.07	(e)	1.25	1.32	(0.06)	—	(0.06)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(e)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.21	(e)	0.78	0.99	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.22		1.39	1.61	(0.20)	(2.46)	(2.66)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	6.42	0.10	(e)	1.27	1.37	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.20	0.25	(e)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(e)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)
Year Ended June 30, 2007	12.19	0.30	(e)	2.27	2.57	(0.29)	(1.94)	(2.23)
Year Ended June 30, 2006	15.65	0.32	(e)	0.79	1.11	(0.34)	(4.23)	(4.57)
Year Ended June 30, 2005	16.67	0.34		1.44	1.78	(0.34)	(2.46)	(2.80)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.62	21.35%		$81,280	1.24%	2.38%	1.27%	19%
6.35	(22.86)		66,117	1.23	3.13	1.39	54
9.11	(16.48	) (f)	97,572	1.18	2.61	1.18	49
12.42	21.98		156,220	1.18	2.13	1.18	23
12.10	7.94		123,680	1.19	2.05	1.21	21
15.57	11.18		118,328	1.12	1.93	1.25	68

7.57	21.21		8,197	1.76	1.85	1.77	19
6.30	(23.39)		7,829	1.85	2.49	1.89	54
9.05	(16.99	) (f)	14,129	1.68	2.04	1.68	49
12.36	21.39		27,245	1.68	1.62	1.68	23
12.05	7.43		33,589	1.70	1.51	1.70	21
15.52	10.40		56,778	1.79	1.23	1.87	68

7.56	21.07		4,908	1.76	1.86	1.77	19
6.30	(23.36)		3,879	1.85	2.54	1.90	54
9.05	(16.92	) (f)	4,425	1.68	2.05	1.68	49
12.35	21.42		7,138	1.68	1.63	1.68	23
12.04	7.36		6,369	1.70	1.54	1.71	21
15.52	10.40		7,532	1.74	1.33	1.80	68

7.70	21.47		78,606	0.89	2.74	1.02	19
6.42	(22.59)		78,303	0.89	3.51	1.15	54
9.20	(16.26	) (f)	67,729	0.89	2.86	0.93	49
12.53	22.32		98,581	0.89	2.41	0.93	23
12.19	8.28		129,889	0.89	2.30	0.94	21
15.65	11.46		311,852	0.87	2.15	0.95	68

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$19.46	$0.20	(e)(f)	$4.25	(f)	$4.45	$(0.18)	$—	$(0.18)
Year Ended June 30, 2009	27.97	0.44	(e)(g)	(8.52	)(g)	(8.08)	(0.43)	—	(0.43)
Year Ended June 30, 2008	40.42	0.39	(e)	(7.22)		(6.83)	(0.37)	(5.25)	(5.62)
Year Ended June 30, 2007	34.67	0.35	(e)	7.49		7.84	(0.35)	(1.74)	(2.09)
January 1, 2006 through June 30, 2006 (h)	33.55	0.15	(e)	1.11		1.26	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.00	0.23	(e)	0.99		1.22	(0.24)	(0.43)	(0.67)
Year Ended December 31, 2004	29.18	0.25	(e)	3.81		4.06	(0.24)	—	(0.24)

Class B
Six Months Ended December 31, 2009 (Unaudited)	19.03	0.14	(e)(f)	4.16	(f)	4.30	(0.13)	—	(0.13)
Year Ended June 30, 2009	27.36	0.32	(e)(g)	(8.32	)(g)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(e)	(7.07)		(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(e)	7.35		7.51	(0.15)	(1.74)	(1.89)
January 1, 2006 through June 30, 2006 (h)	32.95	0.06	(e)	1.09		1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(e)	0.99		1.04	(0.07)	(0.43)	(0.50)
Year Ended December 31, 2004	28.67	0.10	(e)	3.73		3.83	(0.09)	—	(0.09)

Class C
Six Months Ended December 31, 2009 (Unaudited)	18.15	0.14	(e)(f)	3.97	(f)	4.11	(0.14)	—	(0.14)
Year Ended June 30, 2009	26.13	0.31	(e)(g)	(7.95	)(g)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(e)	(6.79)		(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(e)	7.08		7.24	(0.18)	(1.74)	(1.92)
January 1, 2006 through June 30, 2006 (h)	31.81	0.06	(e)	1.05		1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(e)	0.95		1.01	(0.10)	(0.43)	(0.53)
Year Ended December 31, 2004	27.74	0.10	(e)	3.60		3.70	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	20.21	0.25	(e)(f)	4.42	(f)	4.67	(0.22)	—	(0.22)
Year Ended June 30, 2009	29.02	0.52	(e)(g)	(8.82	)(g)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(e)	(7.49)		(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(e)	7.72		8.20	(0.46)	(1.74)	(2.20)
January 1, 2006 through June 30, 2006 (h)	34.55	0.22	(e)	1.14		1.36	(0.20)	—	(0.20)
Year Ended December 31, 2005	33.96	0.37	(e)	1.01		1.38	(0.36)	(0.43)	(0.79)
Year Ended December 31, 2004	30.02	0.40	(e)	3.90		4.30	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $4.23, $4.15, $3.95 and $4.40 and the total return would have been 22.81%, 22.55%, 22.53% and 23.05% for Class A, Class B, Class C and Select Class Shares, respectively. The impact on the net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively for Class A, Class B, Class C and Select Class Shares.

(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.41, $0.29, $0.28 and $0.49, the net realized and unrealized gains (losses) on investments per share would have been $(8.57), $(8.37), $(7.99) and $(8.88), the total return would have been (29.17)%, (29.54)%, (29.51)% and (28.93)%, and the net investment income (loss) ratio would have been 1.93%, 1.40%, 1.41% and 2.01% for Class A, Class B, Class C, and Select Class, respectively.

(h)	The Fund changed its fiscal year end from December 31 to June 30.

(i)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$23.73	22.91	%(f)	$296,844	1.26%	1.81	%(f)	1.27%	15%
19.46	(28.88	) (g)	253,559	1.27	2.06	(g)	1.28	52
27.97	(18.43)		413,710	1.16	1.15		1.16	69
40.42	23.20		581,817	1.17	0.94		1.17	49
34.67	3.76		523,111	1.26	0.85		1.30	16
33.55	3.72		543,010	1.24	0.68		1.24	41	(i)
33.00	13.98		601,100	1.30	0.84		1.41	44	(i)

23.20	22.60	(f)	6,411	1.76	1.31	(f)	1.77	15
19.03	(29.24	) (g)	5,976	1.77	1.53	(g)	1.78	52
27.36	(18.84)		12,097	1.66	0.62		1.66	69
39.67	22.61		21,336	1.67	0.43		1.67	49
34.05	3.50		28,724	1.76	0.34		1.80	16
32.95	3.21		38,820	1.74	0.16		1.74	41	(i)
32.41	13.38		63,113	1.80	0.32		1.91	44	(i)

22.12	22.64	(f)	2,515	1.76	1.32	(f)	1.77	15
18.15	(29.24	) (g)	2,027	1.77	1.54	(g)	1.78	52
26.13	(18.85)		3,598	1.66	0.64		1.66	69
38.18	22.61		5,349	1.67	0.44		1.67	49
32.86	3.50		5,324	1.76	0.34		1.80	16
31.81	3.21		5,645	1.74	0.19		1.74	41	(i)
31.33	13.38		6,027	1.80	0.34		1.91	44	(i)

24.66	23.15	(f)	1,602	0.90	2.16	(f)	1.02	15
20.21	(28.61	) (g)	1,905	0.90	2.14	(g)	1.04	52
29.02	(18.23)		8,596	0.90	1.45		0.91	69
41.71	23.57		9,431	0.87	1.22		0.90	49
35.71	3.95		3,415	0.90	1.24		1.05	16
34.55	4.08		3,692	0.90	1.09		1.06	41	(i)
33.96	14.42		1,426	0.90	1.27		2.31	44	(i)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$13.38	$(0.02	)(e)	$3.76	(f)	$3.74	$—	$17.12
Year Ended June 30, 2009	19.50	0.01	(e)	(6.11	)(g)	(6.10)	(0.02)	13.38
Year Ended June 30, 2008	18.67	(0.07	)(e)	0.90		0.83	—	19.50
Year Ended June 30, 2007	16.03	(0.05	)(e)	2.69		2.64	—	18.67
Year Ended June 30, 2006	14.96	(0.06	)(e)	1.13		1.07	—	16.03
Year Ended June 30, 2005	14.82	0.01		0.16		0.17	(0.03)	14.96

Class B
Six Months Ended December 31, 2009 (Unaudited)	12.05	(0.05	)(e)	3.36	(f)	3.31	—	15.36
Year Ended June 30, 2009	17.65	(0.07	)(e)	(5.52	)(g)	(5.59)	(0.01)	12.05
Year Ended June 30, 2008	16.99	(0.16	)(e)	0.82		0.66	—	17.65
Year Ended June 30, 2007	14.65	(0.13	)(e)	2.47		2.34	—	16.99
Year Ended June 30, 2006	13.75	(0.13	)(e)	1.03		0.90	—	14.65
Year Ended June 30, 2005	13.69	(0.55)		0.61		0.06	— (i)	13.75

Class C
Six Months Ended December 31, 2009 (Unaudited)	11.95	(0.05	)(e)	3.34	(f)	3.29	—	15.24
Year Ended June 30, 2009	17.50	(0.06	)(e)	(5.48	)(g)	(5.54)	(0.01)	11.95
Year Ended June 30, 2008	16.84	(0.16	)(e)	0.82		0.66	—	17.50
Year Ended June 30, 2007	14.53	(0.13	)(e)	2.44		2.31	—	16.84
Year Ended June 30, 2006	13.63	(0.13	)(e)	1.03		0.90	—	14.53
Year Ended June 30, 2005	13.57	(0.60)		0.66		0.06	— (i)	13.63

Class R2
Six Months Ended December 31, 2009 (Unaudited)	13.37	(0.04	)(e)	3.75	(f)	3.71	—	17.08
November 3, 2008 (j) through June 30, 2009	13.68	0.01	(e)	(0.31	)(g)	(0.30)	(0.01)	13.37

Class R5
Six Months Ended December 31, 2009 (Unaudited)	13.28	0.02	(e)	3.72	(f)	3.74	—	17.02
April 14, 2009 (j) through June 30, 2009	12.47	0.01	(e)	0.81	(g)	0.82	(0.01)	13.28

Select Class
Six Months Ended December 31, 2009 (Unaudited)	13.28	—	(e)(i)	3.73	(f)	3.73	—	17.01
Year Ended June 30, 2009	19.33	0.04	(e)	(6.06	)(g)	(6.02)	(0.03)	13.28
Year Ended June 30, 2008	18.46	(0.02	)(e)	0.89		0.87	—	19.33
Year Ended June 30, 2007	15.80	(0.01	)(e)	2.67		2.66	—	18.46
Year Ended June 30, 2006	14.71	(0.02	)(e)	1.11		1.09	—	15.80
Year Ended June 30, 2005	14.56	0.17		0.02		0.19	(0.04)	14.71

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.71, $3.32, $3.30, $3.70, $3.67 and $3.68, and the total return would have been 27.58%, 27.14%, 27.20%, 27.37%, 27.79% and 27.71% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

(g)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(6.18), $(5.59), $(5.55), $(0.38), and $(6.13), and the total return would have been (31.62)%, (32.08)%, (32.01)%, (2.74)% and (31.49)% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.

(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Amount rounds to less than $0.01.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

27.95	%(f)	$195,512	1.23%	(0.23)%	1.35%	31%
(31.26	) (g)	160,168	1.24	0.05	1.45	124
4.45	(h)	251,333	1.24	(0.36)	1.28	52
16.47		227,544	1.24	(0.29)	1.26	35
7.15		207,103	1.24	(0.36)	1.30	49
1.14		234,983	1.24	0.12	1.34	112

27.47	(f)	27,805	1.77	(0.77)	1.85	31
(31.69	) (g)	26,025	1.78	(0.52)	1.93	124
3.88	(h)	60,623	1.77	(0.88)	1.78	52
15.97		107,034	1.76	(0.81)	1.76	35
6.55		161,461	1.78	(0.90)	1.80	49
0.46		218,707	1.91	(0.54)	1.95	112

27.53	(f)	7,804	1.77	(0.76)	1.84	31
(31.67	) (g)	5,996	1.78	(0.50)	1.94	124
3.92	(h)	12,465	1.77	(0.88)	1.78	52
15.90		11,602	1.76	(0.81)	1.76	35
6.60		11,163	1.78	(0.89)	1.81	49
0.45		12,179	1.92	(0.55)	1.95	112

27.75	(f)	63	1.48	(0.48)	1.59	31
(2.16	) (g)	49	1.49	0.16	1.80	124

28.16	(f)	14,592	0.78	0.30	0.88	31
6.56		53	0.79	0.19	1.17	124

28.09	(f)	383,331	0.99	0.02	1.10	31
(31.13	) (g)	335,992	0.99	0.29	1.19	124
4.71	(h)	581,830	0.99	(0.10)	1.03	52
16.84		669,951	0.99	(0.04)	1.01	35
7.41		824,532	0.99	(0.12)	1.05	49
1.31		1,201,449	0.99	0.43	1.03	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$8.09	$0.05	(e)	$1.87	(f)	$1.92	$(0.03)	$—	$(0.03)
Year Ended June 30, 2009	10.66	0.18	(e)(g)	(2.54	)(g)	(2.36)	(0.21)	—	(0.21)
Year Ended June 30, 2008	18.54	0.20	(e)	(3.94)		(3.74)	(0.17)	(3.97)	(4.14)
Year Ended June 30, 2007	16.55	0.23	(e)	3.52		3.75	(0.23)	(1.53)	(1.76)
Year Ended June 30, 2006	15.84	0.21	(e)	1.18		1.39	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2005	14.47	0.20		1.37		1.57	(0.20)	—	(0.20)

Class B
Six Months Ended December 31, 2009 (Unaudited)	7.99	0.02	(e)	1.83	(f)	1.85	(0.01)	—	(0.01)
Year Ended June 30, 2009	10.52	0.13	(e)(g)	(2.50	)(g)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(e)	(3.92)		(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(e)	3.50		3.64	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.72	0.13	(e)	1.17		1.30	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.37	0.05		1.42		1.47	(0.12)	—	(0.12)

Class C
Six Months Ended December 31, 2009 (Unaudited)	7.95	0.02	(e)	1.83	(f)	1.85	(0.02)	—	(0.02)
Year Ended June 30, 2009	10.47	0.14	(e)(g)	(2.50	)(g)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(e)	(3.91)		(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(e)	3.50		3.63	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.69	0.13	(e)	1.15		1.28	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.35	0.09		1.37		1.46	(0.12)	—	(0.12)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	8.08	0.04	(e)	1.86	(f)	1.90	(0.02)	—	(0.02)
November 3, 2008 (i) through June 30, 2009	8.10	0.11	(e)(g)	0.02	(g)	0.13	(0.15)	—	(0.15)

Class R5
Six Months Ended December 31, 2009 (Unaudited)	8.01	0.08	(e)	1.83	(f)	1.91	(0.04)	—	(0.04)
Year Ended June 30, 2009	10.52	0.25	(e)(g)	(2.54	)(g)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(e)	(3.91)		(3.64)	(0.24)	(3.97)	(4.21)
Year Ended June 30, 2007	16.41	0.30	(e)	3.50		3.80	(0.31)	(1.53)	(1.84)
May 15, 2006 (i) through June 30, 2006	16.65	0.04	(e)	(0.19)		(0.15)	(0.09)	—	(0.09)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	7.99	0.06	(e)	1.83	(f)	1.89	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.53	0.20	(e)(g)	(2.51	)(g)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(e)	(3.92)		(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(e)	3.50		3.77	(0.27)	(1.53)	(1.80)
Year Ended June 30, 2006	15.73	0.25	(e)	1.17		1.42	(0.27)	(0.46)	(0.73)
Year Ended June 30, 2005	14.36	0.24		1.36		1.60	(0.23)	—	(0.23)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.86, $1.82, $1.82 and $1.85, and the total return would have been 23.57%, 23.07%, 23.09% and 23.40% for Class A, Class B, Class C and Class R2, respectively. The impact on the net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively for Class R5 and Select Class Shares.

(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.16, $0.11, $0.11, $0.09, $0.23 and $0.18, and the net realized and unrealized gains (losses) on investments per share would have been $(2.59), $(2.55), $(2.54), $(0.03), $(2.59) and $(2.56), the total return would have been (22.67)%, (23.00)%, (23.02)%, 1.07%, (22.27)% and (22.46)%, and the net investment income (loss) ratio would have been 1.89%, 1.34%, 1.40%, 1.87%, 2.76% and 2.17% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.98	23.69	%(f)	$24,334	1.12%	1.03%		1.12%	38%
8.09	(22.00	) (g)	20,557	1.16	2.17	(g)	1.17	108
10.66	(23.52	) (h)	31,227	1.09	1.39		1.09	93
18.54	23.49		48,264	1.07	1.27		1.07	77
16.55	8.93		44,110	1.08	1.31		1.11	72
15.84	10.87		58,488	1.08	1.29		1.21	112

9.83	23.20	(f)	4,009	1.62	0.52		1.62	38
7.99	(22.32	) (g)	3,858	1.66	1.61	(g)	1.67	108
10.52	(24.04	) (h)	7,337	1.59	0.89		1.59	93
18.38	22.89		14,870	1.57	0.77		1.57	77
16.42	8.37		15,437	1.58	0.81		1.61	72
15.72	10.22		23,304	1.74	0.61		1.81	112

9.78	23.21	(f)	2,417	1.62	0.53		1.62	38
7.95	(22.34	) (g)	1,551	1.66	1.67	(g)	1.67	108
10.47	(24.06	) (h)	2,830	1.59	0.89		1.59	93
18.32	22.92		5,143	1.57	0.77		1.57	77
16.37	8.30		4,850	1.58	0.82		1.61	72
15.69	10.10		5,678	1.73	0.62		1.80	112

9.96	23.52	(f)	63	1.37	0.78		1.37	38
8.08	1.95	(g)	51	1.46	2.29	(g)	1.47	108

9.88	23.83	(f)	13,809	0.66	1.62		0.67	38
8.01	(21.58	) (g)	57	0.70	3.04	(g)	0.70	108
10.52	(23.36	) (h)	30,165	0.64	1.87		0.64	93
18.37	24.04		37,350	0.62	1.70		0.62	77
16.41	(0.92)		9,729	0.64	2.12		0.74	72

9.85	23.70	(f)	420,489	0.87	1.28		0.87	38
7.99	(21.78	) (g)	351,537	0.91	2.44	(g)	0.92	108
10.53	(23.43	) (h)	508,456	0.84	1.66		0.84	93
18.39	23.83		710,573	0.82	1.53		0.82	77
16.42	9.16		897,848	0.83	1.57		0.86	72
15.73	11.19		1,155,483	0.82	1.54		0.90	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$7.35	$0.04	(e)	$1.69 (f)	$1.73	$(0.04)	$—	$(0.04)
Year Ended June 30, 2009	9.56	0.11	(e)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)
Year Ended June 30, 2008	12.36	0.10	(e)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)
Year Ended June 30, 2007	11.28	0.10	(e)	2.47	2.57	(0.10)	(1.39)	(1.49)
January 1, 2006 through June 30, 2006 (h)	10.99	0.05	(e)	0.29	0.34	(0.05)	—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(e)	0.16	0.23	(0.07)	(0.16)	(0.23)
Year Ended December 31, 2004	10.01	0.08	(e)	0.97	1.05	(0.07)	—	(0.07)

Class B
Six Months Ended December 31, 2009 (Unaudited)	7.26	0.02	(e)	1.67 (f)	1.69	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(e)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(e)	2.45	2.49	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (h)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(e)(i)	0.97	0.97	(0.02)	—	(0.02)

Class C
Six Months Ended December 31, 2009 (Unaudited)	7.25	0.02	(e)	1.66 (f)	1.68	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.44	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(e)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(e)	2.44	2.48	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (h)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(e)(i)	0.97	0.97	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	7.35	0.03	(e)	1.68 (f)	1.71	(0.03)	—	(0.03)
November 3, 2008 (j) through June 30, 2009	7.36	0.07	(e)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Six Months Ended December 31, 2009 (Unaudited)	7.36	0.06	(e)	1.69 (f)	1.75	(0.06)	—	(0.06)
Year Ended June 30, 2009	9.55	0.16	(e)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	(e)	2.46	2.62	(0.15)	(1.39)	(1.54)
May 15, 2006 (j) through June 30, 2006	11.48	0.02	(e)	(0.19)	(0.17)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.68, $1.66, $1.65 and $1.68 and the total return would have been 23.40%, 23.09%, 23.06% and 23.63% for Class A, Class B, Class C and Class R5 Shares, respectively. The impact on the net realized and unrealized gains (losses) on investments per share and total return was less than $0.01 and 0.01%, respectively for Class R2, Institutional Class and Select Class Shares.

(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from December 31 to June 30.

(i)	Amount rounds to less than $0.01.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.04	23.54	%(f)	$166,136	1.04%	0.93%	1.08%	38%
7.35	(21.36)		103,103	1.05	1.49	1.12	101
9.56	(10.55	) (g)	120,365	1.05	0.91	1.07	103
12.36	24.09		143,393	1.05	0.85	1.10	112
11.28	3.10		137,548	1.05	0.81	1.12	85
10.99	2.11		151,595	1.04	0.69	1.07	83
10.99	10.50		52,893	1.05	0.80	1.46	82

8.93	23.23	(f)	10,033	1.56	0.41	1.58	38
7.26	(21.70)		8,559	1.57	0.96	1.61	101
9.45	(11.08	) (g)	12,548	1.57	0.38	1.57	103
12.24	23.50		22,375	1.57	0.33	1.60	112
11.18	2.76		28,469	1.57	0.28	1.62	85
10.90	1.62		35,022	1.56	0.16	1.58	83
10.90	9.74		24,746	1.75	0.03	1.97	82

8.91	23.20	(f)	21,577	1.56	0.42	1.58	38
7.25	(21.69)		10,216	1.57	0.97	1.62	101
9.44	(11.03	) (g)	8,589	1.57	0.40	1.57	103
12.23	23.43		9,417	1.57	0.33	1.60	112
11.18	2.77		9,372	1.57	0.29	1.62	85
10.90	1.64		10,257	1.56	0.17	1.58	83
10.90	9.74		4,376	1.75	0.04	1.96	82

9.03	23.30	(f)	195	1.29	0.74	1.33	38
7.35	1.70		51	1.30	1.47	1.39	101

9.05	23.76	(f)	69,031	0.58	1.45	0.63	38
7.36	(20.91)		596	0.59	2.08	0.65	101
9.55	(10.16	) (g)	96,194	0.59	1.42	0.62	103
12.35	24.66		43,851	0.59	1.31	0.65	112
11.27	(1.47)		4,585	0.59	1.25	0.73	85

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund (continued)
Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	$7.35	$0.06	(e)	$1.69 (f)	$1.75	$(0.06)	$—	$(0.06)
Year Ended June 30, 2009	9.55	0.14	(e)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(e)	2.47	2.62	(0.15)	(1.39)	(1.54)
January 1, 2006 through June 30, 2006 (h)	10.98	0.07	(e)	0.29	0.36	(0.07)	—	(0.07)
Year Ended December 31, 2005	10.97	0.12	(e)	0.17	0.29	(0.12)	(0.16)	(0.28)
Year Ended December 31, 2004	9.99	0.12	(e)	0.97	1.09	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	7.35	0.05	(e)	1.68 (f)	1.73	(0.05)	—	(0.05)
Year Ended June 30, 2009	9.54	0.13	(e)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(e)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)
Year Ended June 30, 2007	11.26	0.13	(e)	2.47	2.60	(0.13)	(1.39)	(1.52)
January 1, 2006 through June 30, 2006 (h)	10.98	0.06	(e)	0.28	0.34	(0.06)	—	(0.06)
Year Ended December 31, 2005	10.97	0.10	(e)	0.17	0.27	(0.10)	(0.16)	(0.26)
Year Ended December 31, 2004	9.99	0.11	(e)	0.97	1.08	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.68, $1.66, $1.65 and $1.68 and the total return would have been 23.40%, 23.09%, 23.06% and 23.63% for Class A, Class B, Class C and Class R5 Shares, respectively. The impact on the net realized and unrealized gains (losses) on investments per share and total return was less than $0.01 and 0.01%, respectively for Class R2, Institutional Class and Select Class Shares.

(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.04	23.76	%(f)	$337,740	0.64%	1.34%	0.68%	38%
7.35	(21.04)		263,859	0.64	1.88	0.72	101
9.55	(10.20	) (g)	249,806	0.64	1.33	0.67	103
12.35	24.60		223,850	0.64	1.27	0.70	112
11.27	3.31		221,627	0.64	1.22	0.72	85
10.98	2.62		208,614	0.64	1.12	0.67	83
10.97	10.96		63,670	0.64	1.20	0.74	82

9.03	23.54	(f)	1,583,554	0.79	1.19	0.83	38
7.35	(21.04)		1,138,732	0.79	1.76	0.87	101
9.54	(10.34	) (g)	987,949	0.79	1.17	0.82	103
12.34	24.44		1,099,173	0.79	1.11	0.85	112
11.26	3.14		1,049,744	0.79	1.07	0.87	85
10.98	2.45		1,340,801	0.78	0.95	0.81	83
10.97	10.80		339,811	0.79	1.04	0.90	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$14.62	$0.03	(f)	$3.55	$3.58	$(0.10)	$—	$(0.10)	$18.10
Year Ended June 30, 2009	18.56	0.15	(f)	(3.93)	(3.78)	(0.16)	—	(0.16)	14.62
Year Ended June 30, 2008	20.98	0.07		(1.76)	(1.69)	(0.08)	(0.65)	(0.73)	18.56
Year Ended June 30, 2007	16.48	0.12	(f)	4.53	4.65	(0.01)	(0.14)	(0.15)	20.98
November 1, 2005 (g) through June 30, 2006 (h)	15.00	0.08	(f)	1.44	1.52	(0.04)	—	(0.04)	16.48

Class C
Six Months Ended December 31, 2009 (Unaudited)	14.47	(0.01	)(f)	3.50	3.49	(0.05)	—	(0.05)	17.91
Year Ended June 30, 2009	18.37	0.08	(f)	(3.88)	(3.80)	(0.10)	—	(0.10)	14.47
Year Ended June 30, 2008	20.83	0.04		(1.79)	(1.75)	(0.05)	(0.66)	(0.71)	18.37
Year Ended June 30, 2007	16.44	0.03	(f)	4.50	4.53	—	(0.14)	(0.14)	20.83
November 1, 2005 (g) through June 30, 2006 (h)	15.00	0.02	(f)	1.44	1.46	(0.02)	—	(0.02)	16.44

Class R2
Six Months Ended December 31, 2009 (Unaudited)	14.56	0.01	(f)	3.52	3.53	(0.04)	—	(0.04)	18.05
November 3, 2008 (i) through June 30, 2009	14.29	0.08	(f)	0.39	0.47	(0.20)	—	(0.20)	14.56

Class R5
Six Months Ended December 31, 2009 (Unaudited)	14.72	0.07	(f)	3.57	3.64	(0.14)	—	(0.14)	18.22
Year Ended June 30, 2009	18.68	0.21	(f)	(3.96)	(3.75)	(0.21)	—	(0.21)	14.72
Year Ended June 30, 2008	21.03	0.20		(1.79)	(1.59)	(0.10)	(0.66)	(0.76)	18.68
Year Ended June 30, 2007	16.50	0.21	(f)	4.54	4.75	(0.08)	(0.14)	(0.22)	21.03
May 15, 2006 (g) through June 30, 2006 (h)	16.68	0.02	(f)	(0.20)	(0.18)	—	—	—	16.50

Select Class
Six Months Ended December 31, 2009 (Unaudited)	14.69	0.05	(f)	3.55	3.60	(0.11)	—	(0.11)	18.18
Year Ended June 30, 2009	18.63	0.19	(f)	(3.95)	(3.76)	(0.18)	—	(0.18)	14.69
Year Ended June 30, 2008	20.99	0.13		(1.76)	(1.63)	(0.08)	(0.65)	(0.73)	18.63
Year Ended June 30, 2007	16.50	0.17	(f)	4.53	4.70	(0.07)	(0.14)	(0.21)	20.99
November 1, 2005 (g) through June 30, 2006 (h)	15.00	0.10	(f)	1.44	1.54	(0.04)	—	(0.04)	16.50

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of operations.

(h)	The Fund change its fiscal year end from October 31 to June 30.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

24.47%	$340,097	1.93%	1.39%	0.36%	2.21%	1.67%	49%	70%
(20.23)	154,789	1.76	1.35	1.04	2.15	1.73	116	153
(8.36)	107,496	1.57	1.25	0.75	1.96	1.64	124	—
28.35	3,090	1.66	1.25	0.64	2.17	1.76	138	—
10.13	551	1.50	1.24	0.71	4.82	4.55	92	—

24.14	101,620	2.43	1.89	(0.14)	2.71	2.17	49	70
(20.64)	42,221	2.26	1.84	0.55	2.64	2.23	116	153
(8.74)	36,663	2.07	1.75	0.26	2.46	2.14	124	—
27.64	983	2.16	1.75	0.17	2.72	2.31	138	—
9.77	549	2.00	1.74	0.21	5.32	5.05	92	—

24.27	116	2.18	1.64	0.11	2.46	1.92	49	70
3.48	139	2.06	1.65	0.90	2.44	2.02	116	153

24.74	132,725	1.48	0.94	0.80	1.76	1.22	49	70
(19.89)	88,636	1.32	0.90	1.45	1.70	1.29	116	153
(7.90)	57,411	1.12	0.80	1.12	1.51	1.19	124	—
28.94	44,397	1.21	0.80	1.07	1.70	1.29	138	—
(1.08)	8,661	1.30	0.80	1.18	2.44	1.94	92	—

24.54	4,780,073	1.68	1.14	0.60	1.96	1.42	49	70
(20.03)	3,474,451	1.51	1.09	1.29	1.89	1.48	116	153
(8.07)	3,387,910	1.32	1.00	0.95	1.71	1.39	124	—
28.62	1,377,427	1.41	1.00	0.86	1.86	1.45	138	—
10.30	59,480	1.21	1.01	0.91	2.86	2.66	92	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Large Cap Value Plus Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$9.56	$0.04	(g)	$2.27	$2.31	$(0.05)	$(0.10)	$(0.15)	$11.72
Year Ended June 30, 2009	12.20	0.18	(g)	(2.73)	(2.55)	(0.09)	—	(0.09)	9.56
November 30, 2007 (i) through June 30, 2008	15.00	0.11		(2.87)	(2.76)	(0.04)	—	(0.04)	12.20

Class C
Six Months Ended December 31, 2009 (Unaudited)	9.55	0.01	(g)	2.27	2.28	—	(0.10)	(0.10)	11.73
Year Ended June 30, 2009	12.17	0.13	(g)	(2.72)	(2.59)	(0.03)	—	(0.03)	9.55
November 30, 2007 (i) through June 30, 2008	15.00	0.07		(2.86)	(2.79)	(0.04)	—	(0.04)	12.17

Class R5
Six Months Ended December 31, 2009 (Unaudited)	9.58	0.07	(g)	2.27	2.34	(0.07)	(0.10)	(0.17)	11.75
Year Ended June 30, 2009	12.23	0.22	(g)	(2.74)	(2.52)	(0.13)	—	(0.13)	9.58
November 30, 2007 (i) through June 30, 2008	15.00	0.15		(2.88)	(2.73)	(0.04)	—	(0.04)	12.23

Select Class
Six Months Ended December 31, 2009 (Unaudited)	9.57	0.06	(g)	2.26	2.32	(0.06)	(0.10)	(0.16)	11.73
Year Ended June 30, 2009	12.22	0.13	(g)	(2.67)	(2.54)	(0.11)	—	(0.11)	9.57
November 30, 2007 (i) through June 30, 2008	15.00	0.12		(2.86)	(2.74)	(0.04)	—	(0.04)	12.22

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.

(f)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(g)	Calculated based upon average shares outstanding.

(h)	Includes interest expense of 0.07%.

(i)	Commencement of operations.

(j)	Includes interest expense of 0.39%.

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)		Net expenses (excluding dividend and interest expense for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

24.08%	$3,031	1.66%		1.25%		0.75%	2.30%		1.89%		35%	53%
(20.85)	140	1.64	(h)	1.32	(h)	1.92	6.06	(h)	5.74	(h)	93	161
(18.44)	96	2.15	(j)	1.64	(j)	1.41	13.57	(j)	13.06	(j)	57	—

23.84	144	2.16		1.75		0.24	2.81		2.40		35	53
(21.29)	111	2.14	(h)	1.82	(h)	1.34	6.81	(h)	6.49	(h)	93	161
(18.67)	159	2.65	(j)	2.14	(j)	0.82	14.12	(j)	13.61	(j)	57	—

24.35	20	1.21		0.80		1.20	1.86		1.45		35	53
(20.51)	16	1.19	(h)	0.87	(h)	2.31	5.89	(h)	5.57	(h)	93	161
(18.22)	20	1.70	(j)	1.19	(j)	1.86	13.36	(j)	12.85	(j)	57	—

24.17	157,512	1.41		1.00		1.02	2.05		1.64		35	53
(20.64)	66,942	1.39	(h)	1.07	(h)	1.41	3.37	(h)	3.06	(h)	93	161
(18.29)	3,173	1.90	(j)	1.39	(j)	1.63	12.83	(j)	12.32	(j)	57	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Disciplined Equity Fund	Class A, Institutional Class, Select Class and Ultra	JPM I	Diversified
Equity Income Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Institutional Class and Select Class	JPM I	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
U.S. Large Cap Value Plus Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified

Ultra Shares of the Disciplined Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Ultra Shares unless they meet certain requirements as described in their prospectus.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter

96   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

Disciplined Equity Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities #	$256,282	$790	$—	$257,072
Depreciation in Other Financial Instruments
Futures Contracts	$(9)	$—	$—	$(9)

Equity Income Fund
Investments in Securities ##	$196,845	$—	$—	$196,845

Growth and Income Fund
Investments in Securities ###	$343,061	$3,962	$—	$347,023

Large Cap Growth Fund
Investments in Securities
Common Stocks
Consumer Discretionary	$76,396	$—	$—	$76,396
Consumer Staples	56,232	—	—	56,232
Energy	26,665	5,865	—	32,530
Financials	27,387	—	—	27,387
Health Care	77,290	—	—	77,290
Industrials	27,685	—	—	27,685
Information Technology	272,836	—	—	272,836
Materials	43,318	—	—	43,318
Telecommunication Services	8,236	—	—	8,236
Total Common Stocks	616,045	5,865	—	621,910
Preferred Stock
Telecommunication Services	—	8,243	—	8,243
Total Preferred Stock	—	8,243	—	8,243
Short-Term Investment
Investment Company	4,818	—	—	4,818
Investments of Cash Collateral for Securities on Loan
Corporate Note	—	3,467	—	3,467
Investment Company	24	—	—	24
Total Investments in Securities	$620,887	$17,575	$—	$638,462

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Large Cap Value Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$37,686	$—	$—	$37,686
Consumer Staples	24,386	—	—	24,386
Energy	81,430	—	—	81,430
Financials	103,988	—	2,306	106,294
Health Care	50,168	—	—	50,168
Industrials	45,867	—	—	45,867
Information Technology	47,355	—	—	47,355
Materials	17,046	—	—	17,046
Telecommunication Services	23,667	—	—	23,667
Utilities	19,437	—	—	19,437
Total Common Stocks	451,030	—	2,306	453,336
Preferred Stocks
Financials	—	1,086	—	1,086
Materials	—	2,508	—	2,508
Total Preferred Stocks	—	3,594	—	3,594
Short-Term Investment
Investment Company	5,968	—	—	5,968
Investments of Cash Collateral for Securities on Loan
Corporate Note	—	1,486	—	1,486
Investment Company	2,064	—	—	2,064
Total Investments in Securities	$459,062	$5,080	$2,306	$466,448

U.S. Equity Fund
Investments in Securities ####	$2,309,729	$5,870	$—	$2,315,599

Appreciation in Other Financial Instruments
Futures Contracts	$71	$—	$—	$71

U.S. Large Cap Core Plus Fund
Investments in Securities ###	$6,397,679	$17,035	$—	$6,414,714

Liabilities in Securities Sold Short ##	$(1,097,160)	$—	$—	$(1,097,160)

Appreciation in Other Financial Instruments
Futures Contracts	$1,316	$—	$—	$1,316

U.S. Large Cap Value Plus Fund
Investments in Securities
Common Stocks
Consumer Discretionary	$17,943	$—	$—	$17,943
Consumer Staples	9,385	—	—	9,385
Energy	28,766	232	—	28,998
Financials	38,541	—	736	39,277
Health Care	20,286	—	—	20,286
Industrials	19,181	—	—	19,181
Information Technology	21,268	—	—	21,268
Materials	8,993	—	—	8,993
Telecommunication Services	8,395	—	—	8,395
Utilities	6,819	—	—	6,819
Total Common Stocks	179,577	232	736	180,545

98   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

U.S. Large Cap Value Plus Fund (continued)	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Financials	$—	$367	$—	$367
Materials	—	848	—	848
Total Preferred Stocks	—	1,215	—	1,215
Short-Term Investment
Investment Company	5,832	—	—	5,832
Total Investments in Securities	$185,409	$1,447	$736	$187,592

Liabilities in Securities Sold Short
Common Stocks
Consumer Discretionary	$(3,838)	$—	$—	$(3,838)
Consumer Staples	(763)	—	—	(763)
Energy	(1,339)	—	—	(1,339)
Financials	(3,833)	—	—	(3,833)
Health Care	(3,301)	—	—	(3,301)
Industrials	(4,081)	—	—	(4,081)
Information Technology	(4,745)	—	—	(4,745)
Materials	(3,239)	—	—	(3,239)
Utilities	(324)	—	—	(324)
Total Liabilities in Securities Sold Short	$(25,463)	$—	$—	$(25,463)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of a U.S. Treasury Note that is held for futures collateral and an ADR, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

##	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.

###	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a Preferred Stock and an ADR, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a Preferred Stock and a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Large Cap Value Fund	Balance as of 6/30/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization /accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 12/31/09
Investments in Securities
Common Stocks — Financials	$—	$—	$—	$—	$—	$2,306	$2,306

U.S. Large Cap Value Plus Fund	Balance as of 6/30/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization /accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 12/31/09
Investments in Securities
Common Stocks — Financials	$—	$—	$—	$—	$—	$736	$736

Transfers into, or out of Level 3 are valued utilizing values as of the beginning of the period.

B.  Restricted and Illiquid Securities — The Funds invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

The following is the value and percentage of net assets of illiquid securities as of December 31, 2009 (amounts in thousands):

	Value	Percentage
Large Cap Value Fund	$2,306	0.5%
U.S. Large Cap Value Plus Fund	736	0.4

C.  Futures Contracts — The Disciplined Equity Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund use index futures contracts to gain or reduce exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of December 31, 2009 which are disclosed in the Schedule of Portfolio Investments are indicative of the volume of the Funds’ futures contracts activities over the reporting period.

D.  Short Sales — U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund engage in short sales as part of their normal investment activities. In a short sale, a Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, a Fund borrows securities sold from a broker. To close out a short position, a Fund must purchase the same securities at the current market price and deliver them to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Portfolio Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security) and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee amount is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the security declines between those dates.

As of December 31, 2009 the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund had outstanding short sales as listed on their Schedules of Portfolio Investments.

E.  Securities Lending — Each Fund (except U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund) may lend securities to brokers, approved by its advisor in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund. JPMCB serves as lending agent for Large Cap Growth Fund and Large Cap Value Fund. Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in

100   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statements of Operations. For the six months ended December 31, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Disciplined Equity Fund	$41
Equity Income Fund	36
Growth and Income Fund	65
Large Cap Growth Fund	18
Large Cap Value Fund	5
U.S. Equity Fund	285

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be are marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At December 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

	Value of Loaned Securities	Cash Collateral Posted by Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
Disciplined Equity Fund	$26,638	$27,507	$—	$27,507
Equity Income Fund	22,905	23,700	—	23,700
Growth and Income Fund	38,072	39,480	—	39,480
Large Cap Growth Fund	3,420	3,524	(33)	3,491
Large Cap Value Fund	3,427	3,564	(14)	3,550
U.S. Equity Fund	129,843	134,733	—	134,733

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisors do not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

The Funds began investing cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisors of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Disciplined Equity Fund	$13
Equity Income Fund	12
Growth and Income Fund	20
Large Cap Growth Fund	4
Large Cap Value Fund	1
U.S. Equity Fund	87

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the six months ended December 31, 2009 (amounts in thousands):

Lending Agent Fees Incurred
Large Cap Growth Fund	$10
Large Cap Value Fund	4

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J.  Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Equity Income Fund, which are declared and paid monthly, and the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund which are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

102   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Disciplined Equity Fund, Growth and Income Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	1.00
U.S. Large Cap Value Plus Fund	1.00

Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund, assuming all rights and responsibilities of JPMIA with respect to the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2009, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Equity Income Fund	0.25	0.75%	0.75%	n/a
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50%
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50
U.S. Large Cap Core Plus Fund	0.25	n/a	0.75	0.50
U.S. Large Cap Value Plus Fund	0.25	n/a	0.75	n/a

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Disciplined Equity Fund	$1		$—
Equity Income Fund	7		6
Growth and Income Fund	7		5
Large Cap Growth Fund	9		15
Large Cap Value Fund	4		2
U.S. Equity Fund	81		14
U.S. Large Cap Core Plus Fund	95		17
U.S. Large Cap Value Plus Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Equity Income Fund	0.25	0.25%	0.25%	n/a	n/a	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25
U.S. Large Cap Core Plus Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
U.S. Large Cap Value Plus Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class	Ultra
Disciplined Equity Fund	0.95%	n/a	n/a	n/a	n/a	0.45%	0.75%	0.35%
Equity Income Fund	1.24	1.99%	1.99%	n/a	n/a	n/a	0.89	n/a
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	0.90	n/a
Large Cap Growth Fund	1.24	1.78	1.78	1.49%	0.79%	n/a	0.99	n/a
Large Cap Value Fund	1.24	1.99	1.99	1.49	0.79	n/a	0.99	n/a
U.S. Equity Fund	1.05	1.57	1.57	1.30	0.59	0.64	0.79	n/a
U.S. Large Cap Core Plus Fund	1.40	n/a	1.90	1.65	0.95	n/a	1.15	n/a
U.S. Large Cap Value Plus Fund	1.25	n/a	1.75	n/a	0.80	n/a	1.00	n/a

104   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

The contractual expense limitation agreements were in effect for the six months ended December 31, 2009. The contractual expense limitation percentages in the table above are in place until at least October 31, 2010.

For the six months ended December 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$51	$56	$—	$107
Equity Income Fund	—	—	61	61
Growth and Income Fund	—	—	10	10
Large Cap Growth Fund	101	69	141	311
U.S. Equity Fund	—	4	380	384
U.S. Large Cap Core Plus Fund	4,060	1,192	1,193	6,445
U.S. Large Cap Value Plus Fund	294	33	28	355

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$3	$3	$—	$6
Large Cap Value Fund	—	—	1	1

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2009 (excluding the waiver disclosed in Note 2.E. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) were as follows (amounts in thousands):

Disciplined Equity Fund	$3
Equity Income Fund	1
Growth and Income Fund	2
Large Cap Growth Fund	10
Large Cap Value Fund	2
U.S. Equity Fund	37
U.S. Large Cap Core Plus Fund	102
U.S. Large Cap Value Plus Fund	2

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMCB made a payment to the Large Cap Growth Fund of approximately $26,000 relating to an operational error.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   105

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

4. Investment Transactions

During the six months ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Disciplined Equity Fund	$132,027	$162,458	$—	$—
Equity Income Fund	31,097	44,755	—	—
Growth and Income Fund	43,368	55,541	—	—
Large Cap Growth Fund	174,753	208,986	—	—
Large Cap Value Fund	161,149	166,108	—	—
U.S. Equity Fund	1,006,004	689,524	—	—
U.S. Large Cap Core Plus Fund	3,539,882	2,647,681	1,137,417	830,296
U.S. Large Cap Value Plus Fund	127,453	44,047	22,482	9,023

During the six months ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$195,324	$62,129	$381	$61,748
Equity Income Fund	152,959	46,551	2,665	43,886
Growth and Income Fund	301,961	59,472	14,410	45,062
Large Cap Growth Fund	452,053	190,360	3,951	186,409
Large Cap Value Fund	366,925	106,091	6,568	99,523
U.S. Equity Fund	1,821,016	501,575	6,992	494,583
U.S. Large Cap Core Plus Fund	5,297,804	1,159,307	42,397	1,116,910
U.S. Large Cap Value Plus Fund	164,817	23,675	900	22,775

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or the unsecured, uncommitted credit facility or another fund at December 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Equity Income Fund, Large Cap Growth Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund.

106   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	62.6%
Large Cap Growth Fund	36.9%	n/a
Large Cap Value Fund	84.9%	n/a
U.S. Equity Fund	27.2%	n/a

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of December 31, 2009, the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund pledged substantially all of their assets for securities sold short to Credit Suisse Group and Merrill Lynch & Co., Inc., respectively.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   107

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

9. Transfers-In-Kind

For the six months ended December 31, 2009, certain shareholders of the U.S. Equity Fund purchased shares and the U.S. Equity Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Equity Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Equity Fund	09/21/09	$6,506	Subscription–in–kind
U.S. Equity Fund	09/30/09	17,518	Subscription–in–kind

For the year ended June 30, 2009, certain shareholders of the U.S. Equity Fund purchased shares and the U.S. Equity Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Equity Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Equity Fund	07/10/08	$1,905	Subscription–in–kind
U.S. Equity Fund	11/20/08	4,758	Subscription–in–kind

10. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 25, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

108   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009 and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,235.10	$4.79	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85
Institutional Class
Actual	1,000.00	1,238.30	2.54	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Select Class
Actual	1,000.00	1,236.90	3.38	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Ultra Class
Actual	1,000.00	1,238.80	1.98	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

Equity Income Fund
Class A
Actual	1,000.00	1,213.50	6.92	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,212.10	9.81	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class C
Actual	1,000.00	1,210.70	9.81	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Select Class
Actual	1,000.00	1,214.70	4.97	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   109

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Growth and Income Fund
Class A
Actual	$1,000.00	$1,229.10	$7.08	1.26%
Hypothetical	1,000.00	1,018.85	6.41	1.26
Class B
Actual	1,000.00	1,226.00	9.87	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class C
Actual	1,000.00	1,226.40	9.88	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Select Class
Actual	1,000.00	1,231.50	5.06	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

Large Cap Growth Fund
Class A
Actual	1,000.00	1,279.50	7.07	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,274.70	10.15	1.77
Hypothetical	1,000.00	1,016.28	9.00	1.77
Class C
Actual	1,000.00	1,275.30	10.15	1.77
Hypothetical	1,000.00	1,016.28	9.00	1.77
Class R2
Actual	1,000.00	1,277.50	8.50	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R5
Actual	1,000.00	1,281.60	4.49	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Select Class
Actual	1,000.00	1,280.90	5.69	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Large Cap Value Fund
Class A
Actual	1,000.00	1,236.90	6.31	1.12
Hypothetical	1,000.00	1,019.56	5.70	1.12
Class B
Actual	1,000.00	1,232.00	9.11	1.62
Hypothetical	1,000.00	1,017.04	8.24	1.62
Class C
Actual	1,000.00	1,232.10	9.11	1.62
Hypothetical	1,000.00	1,017.04	8.24	1.62
Class R2
Actual	1,000.00	1,235.20	7.72	1.37
Hypothetical	1,000.00	1,018.38	6.97	1.37
Class R5
Actual	1,000.00	1,238.30	3.72	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66
Select Class
Actual	1,000.00	1,237.00	4.91	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87

110   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
U.S. Equity Fund
Class A
Actual	$1,000.00	$1,235.40	$5.86	1.04%
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class B
Actual	1,000.00	1,232.30	8.78	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class C
Actual	1,000.00	1,232.00	8.78	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class R2
Actual	1,000.00	1,233.00	7.26	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R5
Actual	1,000.00	1,237.60	3.27	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Institutional Class
Actual	1,000.00	1,237.60	3.61	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Select Class
Actual	1,000.00	1,235.40	4.45	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,244.70	10.52	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class C
Actual	1,000.00	1,241.40	13.33	2.36
Hypothetical	1,000.00	1,013.31	11.98	2.36
Class R2
Actual	1,000.00	1,242.70	11.93	2.11
Hypothetical	1,000.00	1,014.57	10.71	2.11
Class R5
Actual	1,000.00	1,247.40	7.99	1.41
Hypothetical	1,000.00	1,018.10	7.17	1.41
Select Class
Actual	1,000.00	1,245.40	9.11	1.61
Hypothetical	1,000.00	1,017.09	8.19	1.61

U.S. Large Cap Value Plus Fund
Class A
Actual	1,000.00	1,240.80	8.98	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class C
Actual	1,000.00	1,238.40	11.79	2.09
Hypothetical	1,000.00	1,014.67	10.61	2.09
Class R5
Actual	1,000.00	1,243.50	6.45	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Select Class
Actual	1,000.00	1,241.70	7.57	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   111

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The

112   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.

Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer / Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Growth and Income Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   113

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance for Class A and Select Class shares was in the third quintile for each of the one-, three- and five-year periods ended December 31, 2008, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Income Fund’s performance was in the second, second and third quintiles for Class A shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and in the second quintile for the Select Class shares for each of the one-, three- and five-year periods, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance was in the third, third and fourth quintiles for Class A shares and in the third quintile for the Select Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that while they were satisfied with the Advisor’s analysis of the Fund’s performance, the Fund’s Advisor should provide additional Fund performance information which will be reviewed with the members of the Equity Subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Large Cap Growth Fund’s performance was in the third, first and second quintiles for Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Value Fund’s performance was in the fourth quintile for Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that while they were satisfied with the Advisor’s analysis of the Fund’s performance, the Fund’s Advisor should provide additional Fund performance information which will be reviewed with the members of the Equity Subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the U.S. Equity Fund’s performance was in the second, first and second quintiles for Class A shares and in the second, first and first quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance was in first quintile for Class A and Select Class shares for the one- and three-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Large Cap Value Plus Fund’s performance was in fourth quintile for Class A and Select Class shares for the one-year period ended December 31, 2008. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s

114   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2009

advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintile, respectively, and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable .

The Trustees noted that the Large Cap Value Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee and actual total expenses for the Select Class shares were in the third and second quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Large Cap Value Plus Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the first quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

DECEMBER 31, 2009        J.P. MORGAN LARGE CAP FUNDS   115

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	SAN-LCE-1209

Semi-Annual Report

J.P. Morgan U.S. Equity Funds

Six months ended December 31, 2009 (Unaudited)

JPMorgan Diversified Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	27
Financial Highlights	34
Notes to Financial Statements	36
Schedule of Shareholder Expenses	45
Board Approval of Investment Advisory Agreement	46

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

We’ve certainly come a long way from the negative and confusing environment that we faced earlier this year, when the global financial system was in the midst of an unprecedented crisis, stock markets worldwide were crashing, and the U.S. economy was in the midst of its worst recession since World War II. In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets continue to rally

A strong second quarter stock market rally helped propel the equity markets out of negative territory for the year. This rally continued throughout the second half of the year. The Standard & Poor’s 500 Index returned 22.6% for the 6-month period ended December 31, 2009.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts for the 6-month period (27.8%, according to the Russell Midcap Index, compared to 23.1% and 23.9%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Among large cap stocks, growth and value fared similarly; the Russell 1000 Growth Index returned 23.0% for the 6-month period, compared to 23.2% for the Russell 1000 Value Index. In the mid and small cap sectors, value companies performed ahead of growth, with the Russell Midcap Value returning 30.1% and the Midcap Growth returning 25.5% for the period. In the small cap segment, the Russell 2000 Value Index returned 27.2%, while the Russell 2000 Growth Index returned 20.8%.

Overseas stocks, particularly emerging markets, overcame a rough start to the year to turn in an equally impressive comeback over the six-month period. The MSCI Emerging Markets Index returned 31.4% (gross) for the period, while the MSCI EAFE Index returned 22.2% (gross) for the same period.

Investors continue to seek higher risk, higher yields

Investors continued to flee to mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 4.0% for the 6-month period. Meanwhile, the Barclays Capital High Yield Index returned 21.3% for the six-month period, and the Barclays Capital Emerging Markets Index returned 14.0%. Yields on longer term Treasuries continued to climb. Yields on the benchmark 10-year Treasury jumped from 3.5% six months ago to 3.9% as of the end of this reporting period. Yields on the 30-year benchmark were 4.6%, compared to 4.3% six months ago, and yields on the two-year note remained unchanged at 1.1%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving, whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   1

JPMorgan Diversified Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 10, 1993
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$363,778
Primary Benchmark	S&P 500 Index
Secondary Benchmark	Fund Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Fund, which seeks to provide a high total return from a diversified portfolio of equity and fixed income investments,* returned 18.57%** (Institutional Class Shares) for the six months ended December 31, 2009. The Fund’s performance is compared to the S&P 500 Index (the “Index”), a broad-based equity index, which returned 22.59%, and the Fund’s customized benchmark, which returned 14.88%. The customized benchmark is a blend of equity and fixed income benchmarks that is similar to the Fund’s allocation, consisting of 60% of the Index and 40% Barclays Capital U.S. Aggregate Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The global stock market rally that began in March 2009 spanned the entire equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. The equity market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and positive earnings surprises. In addition, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

Against this backdrop, there was also a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. In particular, lower quality high yield bonds (junk bonds) performed well, as did emerging market debt.

The Fund underperformed the Index for the period. During the six months ended December 31, 2009, the Index rallied sharply and posted positive returns during five of the six months covered by this report. The Fund’s exposure to U.S. fixed income, which significantly lagged U.S. equities in the period, was largely responsible for this underperformance relative to the Index. During the reporting period, the overall U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Index, returned 3.95%.

The Fund outperformed its customized benchmark during the reporting period, in large part due to its asset allocation decisions. For example, the Fund’s overweight versus its target in U.S. equities was a positive contributor to performance (see below for a summary of the Fund’s target allocations).

A number of strategic allocations to sectors within the equity and fixed income markets impacted the Fund’s performance versus its customized benchmark. For example, the Fund’s exposure to emerging market equities was beneficial. During the six months ended December 31, 2009, emerging market equities, as measured by the MSCI EMF Index, returned 31.42%. Within the fixed income market, the Fund had an exposure to high yield bonds. This was rewarded, as the Barclays Capital U.S. Corporate High Yield Index returned 21.29% during the reporting period. On the downside, not having a larger exposure to REITs detracted from performance, as they generated strong results, with the Wilshire U.S. Real Estate Securities Index returning 48.07% during the reporting period.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund targets a long-term strategic asset allocation that consists of the following weights: 39% in U.S. large-cap equity, 8% in U.S. small-cap equity, 2% in real estate investment trusts (REITs), 16% in international equity (including emerging markets equities) and 35% in fixed income. During the period, the Fund held a higher allocation in equities than the strategic target due to the managers’ view that stocks would likely outperform bonds. The Fund also held a smaller than target weight in developed international equities. However, it held an overweight to emerging market equities. This was due to the managers’ belief that this portion of the international equity market would perform well, as their economies held up better than their developed country counterparts over the period. While the Fund had a lower allocation in fixed-income than the strategic target, it had overweights in both high yield bonds and emerging market debt. This was based on the managers’ view that these areas of the fixed-income were attractively valued given their spreads.

2   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	JPMorgan Value Advantage Fund, Institutional Class Shares	5.5%
2.	JPMorgan High Yield Fund, Ultra Shares	5.1
3.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	4.0
4.	U.S. Treasury Bonds, 5.375%, 02/15/31	1.5
5.	JPMorgan Emerging Markets Debt Fund, Select Class Shares	1.5
6.	U.S. Treasury Notes, 2.625%, 02/29/16	1.3
7.	Microsoft Corp.	1.2
8.	U.S. Treasury Notes, 2.125%, 01/31/10	1.2
9.	JPMorgan Realty Income Fund, Institutional Class Shares	1.0
10.	JPMorgan International Realty Fund, Select Class Shares	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Investment Companies	18.0%
Financials	12.1
Information Technology	10.7
Collateralized Mortgage Obligations	10.2
U.S. Treasury Obligations	7.1
Health Care	6.2
Consumer Discretionary	6.0
Industrials	5.9
Energy	5.2
Consumer Staples	5.0
Materials	2.6
Utilities	2.5
Telecommunication Services	2.4
Others (each less than 1.0%)	1.0
Short-Term Investment	5.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   3

JPMorgan Diversified Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/23/03
Without Sales Charge		18.33%	26.45%	3.21%	1.86%
With Sales Charge*		12.15	19.83	2.10	1.31
CLASS B SHARES	3/23/03
Without CDSC		17.98	25.84	2.69	1.48
With CDSC**		12.98	20.84	2.33	1.48
CLASS C SHARES	3/23/03
Without CDSC		18.06	25.87	2.69	1.48
With CDSC***		17.06	24.87	2.69	1.48
INSTITUTIONAL CLASS SHARES	9/10/93	18.57	27.14	3.72	2.32
SELECT CLASS SHARES	9/10/01	18.51	26.92	3.48	2.06

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to 9/7/01, the Fund operated in a master-feeder structure. The returns for the Institutional Class Shares before 9/10/01 reflect the performance of the institutional feeder of the Diversified Portfolio. The returns for the Select Class Shares before they were launched on 9/10/01 reflect the performance of the retail feeder of the Diversified Portfolio. The historical expenses for each of these classes are substantially similar to those of the feeder in which they were invested prior to 9/10/01.

Returns for the Class A, Class B, and Class C Shares prior to their inception are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the S&P 500 Index, the Fund Benchmark, the Lipper Mixed-Asset Target Allocation Growth Funds Index and the Lipper Balanced Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Fund Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Balanced Funds Index and the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Fund Benchmark is comprised of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Balanced Funds Index and Lipper Mixed-Asset Target Allocation Growth Funds Index are indexes based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Lipper has independently redesignated the Fund’s peer group, and as a result, its Lipper benchmark has changed from Lipper Balanced Funds Index to Lipper Mixed-Asset Target Allocation Growth Funds Index. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 50.8%
	Consumer Discretionary — 5.3%
	Auto Components — 0.4%
7	Compagnie Generale des Etablissements Michelin, (France), Class B	523
4	Cooper Tire & Rubber Co.	82
12	Gentex Corp.	208
1	Goodyear Tire & Rubber Co. (The) (a)	11
21	Johnson Controls, Inc.	584
2	Spartan Motors, Inc.	12
4	Standard Motor Products, Inc. (a)	30
		1,450
	Automobiles — 0.7%
13	Daimler AG, (Germany)	710
6	Harley-Davidson, Inc.	138
89	Nissan Motor Co., Ltd., (Japan) (a)	784
19	Toyota Motor Corp., (Japan)	797
		2,429
	Distributors — 0.0% (g)
1	Core-Mark Holding Co., Inc. (a)	26
	Diversified Consumer Services — 0.1%
1	Corinthian Colleges, Inc. (a)	8
8	Education Management Corp. (a)	181
1	H&R Block, Inc.	19
8	Lincoln Educational Services Corp. (a)	171
		379
	Hotels, Restaurants & Leisure — 1.0%
5	Carnival Corp. (a)	153
1	CEC Entertainment, Inc. (a)	32
9	Cheesecake Factory, Inc. (The) (a)	196
1	Cracker Barrel Old Country Store, Inc.	42
4	Darden Restaurants, Inc.	126
1	DineEquity, Inc. (a)	22
3	Domino’s Pizza, Inc. (a)	27
3	Einstein Noah Restaurant Group, Inc. (a)	29
33	Intercontinental Hotels Group plc, (United Kingdom)	480
15	International Game Technology	278
1	Isle of Capri Casinos, Inc. (a)	4
1	McDonald’s Corp.	36
5	Penn National Gaming, Inc. (a)	133
21	Royal Caribbean Cruises Ltd. (a)	541
5	Ruby Tuesday, Inc. (a)	39
6	Ruth’s Hospitality Group, Inc. (a)	12
7	Sodexo, (France)	392
10	Starwood Hotels & Resorts Worldwide, Inc.	380
6	Wyndham Worldwide Corp.	129
15	Yum! Brands, Inc.	525
		3,576
	Household Durables — 0.2%
3	American Greetings Corp., Class A	55
—(h)	CSS Industries, Inc.	—	(h)
1	Helen of Troy Ltd., (Bermuda) (a)	32
1	Hooker Furniture Corp.	12
1	Jarden Corp.	27
4	KB Home	51
2	La-Z-Boy, Inc. (a)	17
16	Lennar Corp., Class A	208
4	Tempur-Pedic International, Inc. (a)	104
3	Toll Brothers, Inc. (a)	57
2	Tupperware Brands Corp.	79
1	Whirlpool Corp.	81
		723
	Internet & Catalog Retail — 0.2%
5	Amazon.com, Inc. (a)	727
3	HSN, Inc. (a)	58
2	Vitacost.com, Inc. (a)	22
		807
	Leisure Equipment & Products — 0.0% (g)
4	JAKKS Pacific, Inc. (a)	44
2	RC2 Corp. (a)	25
9	Smith & Wesson Holding Corp. (a)	35
1	Sturm Ruger & Co., Inc.	7
		111
	Media — 1.1%
2	AH Belo Corp., Class A (a)	13
5	Belo Corp., Class A	26
3	Carmike Cinemas, Inc. (a)	20
18	Comcast Corp., Class A	296
2	Discovery Communications, Inc., Class A (a)	52
3	Entercom Communications Corp., Class A (a)	18
12	Gannett Co., Inc.	179
7	Journal Communications, Inc., Class A	26
8	LIN TV Corp., Class A (a)	35
6	Mediacom Communications Corp., Class A (a)	27
8	Sinclair Broadcast Group, Inc., Class A (a)	31
2	Time Warner Cable, Inc.	68
47	Time Warner, Inc.	1,362

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Media — Continued
3	Valassis Communications, Inc. (a)	62
58	Walt Disney Co. (The)	1,880
		4,095
	Multiline Retail — 0.4%
3	Dillard’s, Inc., Class A	54
1	Family Dollar Stores, Inc.	22
2	J.C. Penney Co., Inc.	40
9	Kohl’s Corp. (a)	482
7	Macy’s, Inc.	109
7	Nordstrom, Inc.	265
4	Saks, Inc. (a)	27
43	Takashimaya Co., Ltd., (Japan)	274
1	Target Corp.	55
		1,328
	Specialty Retail — 0.8%
1	Advance Auto Parts, Inc.	23
1	Aeropostale, Inc. (a)	34
4	Asbury Automotive Group, Inc. (a)	46
1	Brown Shoe Co., Inc.	10
3	Cabela’s, Inc. (a)	44
7	Chico’s FAS, Inc. (a)	103
3	Collective Brands, Inc. (a)	62
5	DSW, Inc., Class A (a)	124
3	Finish Line, Inc. (The), Class A	41
3	Gap, Inc. (The)	72
1	Gymboree Corp. (a)	52
—(h)	Home Depot, Inc.	10
1	Hot Topic, Inc. (a)	8
6	J Crew Group, Inc. (a)	253
2	Jos. A. Bank Clothiers, Inc. (a)	63
3	Kirkland’s, Inc. (a)	45
5	Lithia Motors, Inc., Class A (a)	39
11	Lowe’s Cos., Inc.	259
2	Men’s Wearhouse, Inc. (The)	44
5	Rent-A-Center, Inc. (a)	82
—(h)	Ross Stores, Inc.	16
1	Rue21, Inc. (a)	14
4	Sherwin-Williams Co. (The)	229
3	Signet Jewelers Ltd., (Bermuda) (a)	88
3	Sonic Automotive, Inc., Class A (a)	29
37	Staples, Inc.	915
9	Williams-Sonoma, Inc.	189
		2,894
	Textiles, Apparel & Luxury Goods — 0.4%
5	Coach, Inc.	195
1	Deckers Outdoor Corp. (a)	81
2	G-III Apparel Group Ltd. (a)	48
4	Iconix Brand Group, Inc. (a)	46
9	Jones Apparel Group, Inc.	138
6	Maidenform Brands, Inc. (a)	100
1	Nike, Inc., Class B	57
2	Oxford Industries, Inc.	37
5	Perry Ellis International, Inc. (a)	74
1	Steven Madden Ltd. (a)	25
1	UniFirst Corp.	58
7	V.F. Corp.	482
		1,341
	Total Consumer Discretionary	19,159
	Consumer Staples — 4.5%
	Beverages — 1.0%
15	Anheuser-Busch InBev N.V., (Belgium)	791
29	Coca-Cola Co. (The)	1,633
3	Coca-Cola Enterprises, Inc.	65
3	Dr. Pepper Snapple Group, Inc.	93
29	Kirin Holdings Co., Ltd., (Japan)	465
7	PepsiCo, Inc.	427
		3,474
	Food & Staples Retailing — 1.2%
2	Andersons, Inc. (The)	49
3	Costco Wholesale Corp.	193
19	CVS/Caremark Corp.	604
27	Koninklijke Ahold N.V., (Netherlands)	356
14	Kroger Co. (The)	297
—(h)	Nash Finch Co.	15
2	Pantry, Inc. (The) (a)	26
21	SYSCO Corp.	578
84	Tesco plc, (United Kingdom)	580
14	Walgreen Co.	516
20	Wal-Mart Stores, Inc.	1,089
		4,303
	Food Products — 0.6%
1	American Italian Pasta Co., Class A (a)	31
2	B&G Foods, Inc., Class A	18
9	Chiquita Brands International, Inc. (a)	162
—(h)	ConAgra Foods, Inc.	3
3	Dean Foods Co. (a)	51
7	Del Monte Foods Co.	84

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Food Products — Continued
3	Dole Food Co., Inc. (a)	38
7	General Mills, Inc.	499
16	Kraft Foods, Inc., Class A	434
1	Sanderson Farms, Inc.	25
—(h)	TreeHouse Foods, Inc. (a)	16
23	Unilever N.V. CVA, (Netherlands)	751
		2,112
	Household Products — 0.8%
5	Central Garden & Pet Co., Class A (a)	53
1	Clorox Co.	62
—(h)	Energizer Holdings, Inc. (a)	24
6	Kimberly-Clark Corp.	383
27	Procter & Gamble Co.	1,662
12	Reckitt Benckiser Group plc, (United Kingdom)	628
		2,812
	Personal Products — 0.0% (g)
3	American Oriental Bioengineering, Inc., (China) (a)	12
2	Herbalife Ltd., (Cayman Islands)	93
1	NBTY, Inc. (a)	48
3	Prestige Brands Holdings, Inc. (a)	21
		174
	Tobacco — 0.9%
33	Altria Group, Inc.	651
20	Imperial Tobacco Group plc, (United Kingdom)	630
—(h)	Japan Tobacco, Inc., (Japan)	885
25	Philip Morris International, Inc.	1,200
1	Reynolds American, Inc.	44
		3,410
	Total Consumer Staples	16,285
	Energy — 4.9%
	Energy Equipment & Services — 0.7%
3	Baker Hughes, Inc.	118
1	Bolt Technology Corp. (a)	8
3	Cal Dive International, Inc. (a)	20
6	Cameron International Corp. (a)	263
—(h)	Ensco International plc, (United Kingdom), ADR	14
2	Global Industries Ltd. (a)	13
3	Gulfmark Offshore, Inc. (a)	93
10	Halliburton Co.	290
3	ION Geophysical Corp. (a)	17
1	Lufkin Industries, Inc.	42
1	Matrix Service Co. (a)	6
7	National Oilwell Varco, Inc.	311
3	Noble Corp., (Switzerland)	110
3	Oil States International, Inc. (a)	126
4	Parker Drilling Co. (a)	20
9	Saipem S.p.A., (Italy)	304
10	Schlumberger Ltd.	663
1	T-3 Energy Services, Inc. (a)	18
1	TGC Industries, Inc. (a)	3
3	Transocean Ltd., (Switzerland) (a)	220
		2,659
	Oil, Gas & Consumable Fuels — 4.2%
2	Anadarko Petroleum Corp.	144
9	Apache Corp.	958
—(h)	Apco Oil and Gas International, Inc.	4
51	BG Group plc, (United Kingdom)	923
69	Cairn Energy plc, (United Kingdom) (a)	369
17	Chevron Corp.	1,338
59	China Shenhua Energy Co., Ltd., (China), Class H	286
—(h)	Clayton Williams Energy, Inc. (a)	7
2	Cloud Peak Energy, Inc. (a)	28
4	Concho Resources, Inc. (a)	181
25	ConocoPhillips	1,281
7	Devon Energy Corp.	532
2	EOG Resources, Inc.	154
8	EXCO Resources, Inc.	164
42	Exxon Mobil Corp.	2,883
—(h)	FX Energy, Inc. (a)	1
1	Georesources, Inc. (a)	12
10	Gran Tierra Energy, Inc., (Canada) (a)	60
6	Gulfport Energy Corp. (a)	70
3	Hess Corp.	157
2	Knightsbridge Tankers Ltd., (Bermuda)	24
5	McMoRan Exploration Co. (a)	41
2	Newfield Exploration Co. (a)	77
5	Noble Energy, Inc.	350
23	Occidental Petroleum Corp.	1,852
1	Penn Virginia Corp.	17
3	Pioneer Natural Resources Co.	125
39	Royal Dutch Shell plc, (Netherlands), Class A	1,185
47	Santos Ltd., (Australia)	588
1	Southern Union Co.	17
14	Southwestern Energy Co. (a)	698
1	Spectra Energy Corp.	11
1	Toreador Resources Corp. (a)	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
9	Total S.A., (France)	585
1	Ultra Petroleum Corp. (a)	65
4	VAALCO Energy, Inc. (a)	17
2	Western Refining, Inc. (a)	10
4	World Fuel Services Corp.	97
		15,317
	Total Energy	17,976
	Financials — 8.1%
	Capital Markets — 1.8%
4	Ameriprise Financial, Inc.	163
—(h)	Artio Global Investors, Inc. (a)	10
14	Bank of New York Mellon Corp. (The)	382
2	BGC Partners, Inc., Class A	9
1	BlackRock, Inc.	214
8	Charles Schwab Corp. (The)	155
15	Goldman Sachs Group, Inc. (The)	2,473
4	Knight Capital Group, Inc., Class A (a)	62
1	Kohlberg Capital Corp.	4
1	Legg Mason, Inc.	22
10	Macquarie Group Ltd., (Australia)	447
49	Man Group plc, (United Kingdom)	243
5	MCG Capital Corp. (a)	20
39	Morgan Stanley	1,167
10	Och-Ziff Capital Management Group LLC, Class A	138
—(h)	Oppenheimer Holdings, Inc., Class A	10
1	optionsXpress Holdings, Inc.	14
2	Penson Worldwide, Inc. (a)	22
1	Pzena Investment Management, Inc., Class A (a)	6
8	State Street Corp.	338
3	SWS Group, Inc.	37
4	T. Rowe Price Group, Inc.	206
9	TD AMERITRADE Holding Corp. (a)	171
26	UBS AG, (Switzerland) (a)	400
		6,713
	Commercial Banks — 2.7%
3	1st United Bancorp, Inc. (a)	18
—(h)	Alliance Financial Corp.	3
—(h)	BancFirst Corp.	7
1	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	17
55	Banco Santander S.A., (Spain)	917
19	BB&T Corp.	481
11	BNP Paribas, (France)	835
242	China Merchants Bank Co., Ltd., (China), Class H	629
1	City Holding Co.	42
1	Columbia Banking System, Inc.	8
—(h)	Comerica, Inc.	9
2	Community Bank System, Inc.	35
1	Community Trust Bancorp, Inc.	13
2	CVB Financial Corp.	14
1	East West Bancorp, Inc.	21
—(h)	Farmers Capital Bank Corp.	4
3	Fifth Third Bancorp	31
1	First Bancorp	8
2	First Community Bancshares, Inc.	24
4	First Financial Bancorp	57
5	FNB Corp.	34
—(h)	Hudson Valley Holding Corp.	11
2	Iberiabank Corp.	114
1	International Bancshares Corp.	24
7	KBC Groep N.V., (Belgium) (a)	314
1	Lakeland Financial Corp.	12
704	Lloyds Banking Group plc, (United Kingdom) (a)	567
—(h)	Merchants Bancshares, Inc.	2
83	Mitsubishi UFJ Financial Group, Inc., (Japan)	409
5	Nara Bancorp, Inc. (a)	51
—(h)	National Bankshares, Inc.	8
2	National Penn Bancshares, Inc.	10
1	NBT Bancorp, Inc.	14
—(h)	Park National Corp.	18
1	Peoples Bancorp, Inc.	7
3	PNC Financial Services Group, Inc.	137
1	Prosperity Bancshares, Inc.	32
—(h)	Renasant Corp.	3
—(h)	Republic Bancorp, Inc., Class A	9
1	Santander BanCorp (a)	12
—(h)	Sierra Bancorp	2
—(h)	Simmons First National Corp., Class A	11
9	Societe Generale, (France)	610
1	Southside Bancshares, Inc.	10
1	Southwest Bancorp, Inc.	6
5	Sterling Bancshares, Inc.	27
9	Sumitomo Mitsui Financial Group, Inc., (Japan)	250
4	SunTrust Banks, Inc.	78
3	SVB Financial Group (a)	123
1	TCF Financial Corp.	12
—(h)	TriCo Bancshares	5
34	U.S. Bancorp	772
193	UniCredit S.p.A., (Italy) (a)	645

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
1	Union Bankshares Corp.	7
87	Wells Fargo & Co.	2,353
2	Westamerica Bancorp	100
1	Wilshire Bancorp, Inc.	11
		9,983
	Consumer Finance — 0.3%
2	Advance America Cash Advance Centers, Inc.	11
13	Capital One Financial Corp.	493
5	Cash America International, Inc.	175
4	Dollar Financial Corp. (a)	100
1	EZCORP, Inc., Class A (a)	24
1	First Cash Financial Services, Inc. (a)	15
3	Nelnet, Inc., Class A	45
4	World Acceptance Corp. (a)	125
		988
	Diversified Financial Services — 1.1%
143	Bank of America Corp.	2,148
211	Citigroup, Inc.	700
—(h)	CME Group, Inc.	34
—(h)	Compass Diversified Holdings	5
2	Encore Capital Group, Inc. (a)	40
65	ING Groep N.V. CVA, (Netherlands) (a)	626
—(h)	Marlin Business Services Corp. (a)	3
5	MSCI, Inc., Class A (a)	146
3	NASDAQ OMX Group, Inc. (The) (a)	63
5	PHH Corp. (a)	85
		3,850
	Insurance — 1.3%
12	ACE Ltd., (Switzerland) (a)	601
8	Aflac, Inc.	366
1	Allstate Corp. (The)	17
10	American Equity Investment Life Holding Co.	77
1	American Physicians Capital, Inc.	31
1	American Safety Insurance Holdings Ltd., (Bermuda) (a)	7
1	Amerisafe, Inc. (a)	18
2	AON Corp.	63
1	Argo Group International Holdings Ltd., (Bermuda) (a)	22
3	Aspen Insurance Holdings Ltd., (Bermuda)	64
2	Assured Guaranty Ltd., (Bermuda)	35
3	Delphi Financial Group, Inc., Class A	58
3	Endurance Specialty Holdings Ltd., (Bermuda)	100
2	Flagstone Reinsurance Holdings Ltd., (Bermuda)	23
1	Hallmark Financial Services (a)	4
1	Horace Mann Educators Corp.	7
6	Lincoln National Corp.	144
4	Meadowbrook Insurance Group, Inc.	28
4	Muenchener Rueckversicherungs AG, (Germany)	593
—(h)	National Financial Partners Corp. (a)	3
2	Platinum Underwriters Holdings Ltd., (Bermuda)	80
6	PMA Capital Corp., Class A (a)	35
7	Principal Financial Group, Inc.	160
15	Prudential Financial, Inc.	736
8	RenaissanceRe Holdings Ltd., (Bermuda)	429
2	Safety Insurance Group, Inc.	69
2	Selective Insurance Group	30
—(h)	Sony Financial Holdings, Inc., (Japan)	286
4	XL Capital Ltd., (Bermuda), Class A	73
3	Zurich Financial Services AG, (Switzerland)	594
		4,753
	Real Estate Investment Trusts (REITs) — 0.5%
—(h)	Alexandria Real Estate Equities, Inc.	4
1	AMB Property Corp.	31
2	American Campus Communities, Inc.	43
1	Apartment Investment & Management Co., Class A	22
1	Ashford Hospitality Trust, Inc. (a)	6
3	Associated Estates Realty Corp.	33
1	BioMed Realty Trust, Inc.	8
2	CapLease, Inc.	7
2	Capstead Mortgage Corp.	20
7	CBL & Associates Properties, Inc.	65
1	Colonial Properties Trust	14
10	DCT Industrial Trust, Inc.	49
4	Developers Diversified Realty Corp.	39
1	Digital Realty Trust, Inc.	58
1	EastGroup Properties, Inc.	42
2	Education Realty Trust, Inc.	9
—(h)	Equity Lifestyle Properties, Inc.	15
1	FelCor Lodging Trust, Inc. (a)	3
3	First Industrial Realty Trust, Inc. (a)	14
3	Glimcher Realty Trust	8
3	Health Care REIT, Inc.	119
2	Hersha Hospitality Trust	6
1	Home Properties, Inc.	24
—(h)	Hospitality Properties Trust	6
3	Host Hotels & Resorts, Inc. (a)	36
7	Kimco Realty Corp.	95

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
2	LaSalle Hotel Properties	45
15	Lexington Realty Trust	93
—(h)	Macerich Co. (The)	—	(h)
12	MFA Financial, Inc.	90
—(h)	Mid-America Apartment Communities, Inc.	14
1	Mission West Properties, Inc.	4
4	National Retail Properties, Inc.	78
6	NorthStar Realty Finance Corp.	22
3	Omega Healthcare Investors, Inc.	51
1	Parkway Properties, Inc.	21
2	Pennsylvania Real Estate Investment Trust	20
1	Pennymac Mortgage Investment Trust (a)	10
3	ProLogis	40
1	PS Business Parks, Inc.	40
2	Public Storage	157
1	RAIT Financial Trust (a)	1
1	Ramco-Gershenson Properties Trust	10
2	Realty Income Corp.	62
7	Senior Housing Properties Trust	151
1	Simon Property Group, Inc.	96
—(h)	SL Green Realty Corp.	5
4	Strategic Hotels & Resorts, Inc. (a)	6
1	Sun Communities, Inc.	10
5	UDR, Inc.	74
		1,876
	Real Estate Management & Development — 0.3%
1	Altisource Portfolio Solutions S.A., (Luxembourg) (a)	28
164	China Resources Land Ltd., (Hong Kong)	369
1	Forestar Group, Inc. (a)	15
94	Hang Lung Properties Ltd., (Hong Kong)	369
23	Mitsui Fudosan Co., Ltd., (Japan)	389
		1,170
	Thrifts & Mortgage Finance — 0.1%
1	Berkshire Hills Bancorp, Inc.	10
1	Dime Community Bancshares	13
2	First Niagara Financial Group, Inc.	34
2	Northwest Bancshares, Inc.	25
1	OceanFirst Financial Corp.	11
7	Ocwen Financial Corp. (a)	66
2	Trustco Bank Corp.	15
1	WSFS Financial Corp.	21
		195
	Total Financials	29,528
	Health Care — 6.1%
	Biotechnology — 0.9%
1	Acorda Therapeutics, Inc. (a)	33
4	Alexion Pharmaceuticals, Inc. (a)	191
10	Amgen, Inc. (a)	547
3	Anadys Pharmaceuticals, Inc. (a)	6
8	Ariad Pharmaceuticals, Inc. (a)	19
11	AVI BioPharma, Inc. (a)	16
8	Biogen Idec, Inc. (a)	420
12	Bionovo, Inc. (a)	6
17	Celgene Corp. (a)	952
1	Chelsea Therapeutics International, Inc. (a)	3
6	Cytokinetics, Inc. (a)	17
2	Exelixis, Inc. (a)	14
10	Gilead Sciences, Inc. (a)	445
3	Halozyme Therapeutics, Inc. (a)	18
1	Human Genome Sciences, Inc. (a)	24
2	Idenix Pharmaceuticals, Inc. (a)	3
—(h)	Idera Pharmaceuticals, Inc. (a)	1
3	Immunomedics, Inc. (a)	11
4	Incyte Corp. Ltd. (a)	33
8	Intercell AG, (Austria) (a)	307
2	InterMune, Inc. (a)	25
3	Isis Pharmaceuticals, Inc. (a)	28
9	Lexicon Pharmaceuticals, Inc. (a)	15
1	Medivation, Inc. (a)	38
3	Molecular Insight Pharmaceuticals, Inc. (a)	6
2	Momenta Pharmaceuticals, Inc. (a)	29
3	Novavax, Inc. (a)	8
2	Onyx Pharmaceuticals, Inc. (a)	56
1	OSI Pharmaceuticals, Inc. (a)	15
2	Pharmasset, Inc. (a)	31
1	Progenics Pharmaceuticals, Inc. (a)	4
6	Protalix BioTherapeutics, Inc., (Israel) (a)	38
2	Regeneron Pharmaceuticals, Inc. (a)	39
5	Rigel Pharmaceuticals, Inc. (a)	45
2	Seattle Genetics, Inc. (a)	24
2	Theravance, Inc. (a)	20
—(h)	United Therapeutics Corp. (a)	21
		3,508
	Health Care Equipment & Supplies — 0.6%
5	American Medical Systems Holdings, Inc. (a)	87
5	Baxter International, Inc.	284
10	Boston Scientific Corp. (a)	89

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
2	Cantel Medical Corp. (a)	44
3	Covidien plc, (Ireland)	128
2	Electro-Optical Sciences, Inc. (a)	20
11	Insulet Corp. (a)	163
—(h)	Integra LifeSciences Holdings Corp. (a)	4
4	Invacare Corp.	90
3	Kinetic Concepts, Inc. (a)	94
16	Medtronic, Inc.	684
3	Micrus Endovascular Corp. (a)	40
1	Orthofix International NV (a)	40
1	Sirona Dental Systems, Inc. (a)	38
3	STERIS Corp.	81
—(h)	Stryker Corp.	17
6	Thoratec Corp. (a)	159
		2,062
	Health Care Providers & Services — 1.2%
9	Aetna, Inc.	299
2	Allied Healthcare International, Inc. (a)	4
1	Amedisys, Inc. (a)	49
1	AmerisourceBergen Corp.	17
3	AMN Healthcare Services, Inc. (a)	23
12	Cardinal Health, Inc.	402
2	Centene Corp. (a)	49
8	CIGNA Corp.	271
3	Community Health Systems, Inc. (a)	96
1	Emergency Medical Services Corp., Class A (a)	38
6	Emeritus Corp. (a)	116
3	Express Scripts, Inc. (a)	285
1	Genoptix, Inc. (a)	43
3	Gentiva Health Services, Inc. (a)	73
3	Hanger Orthopedic Group, Inc. (a)	37
3	Healthsouth Corp. (a)	51
5	Healthspring, Inc. (a)	79
1	inVentiv Health, Inc. (a)	10
9	McKesson Corp.	576
3	Medco Health Solutions, Inc. (a)	161
7	Nighthawk Radiology Holdings, Inc. (a)	34
2	Owens & Minor, Inc.	77
1	Providence Service Corp. (The) (a)	22
3	PSS World Medical, Inc. (a)	61
7	Psychiatric Solutions, Inc. (a)	151
1	RehabCare Group, Inc. (a)	30
1	Res-Care, Inc. (a)	15
1	Team Health Holdings, Inc. (a)	17
1	Triple-S Management Corp., (Puerto Rico), Class B (a)	19
29	UnitedHealth Group, Inc.	886
1	US Physical Therapy, Inc. (a)	9
1	WellCare Health Plans, Inc. (a)	29
5	WellPoint, Inc. (a)	303
		4,332
	Health Care Technology — 0.1%
1	Computer Programs & Systems, Inc.	23
3	IMS Health, Inc.	67
9	MedAssets, Inc. (a)	194
2	Medidata Solutions, Inc. (a)	24
2	Vital Images, Inc. (a)	24
		332
	Life Sciences Tools & Services — 0.1%
13	Bruker Corp. (a)	153
2	Enzo Biochem, Inc. (a)	11
2	eResearchTechnology, Inc. (a)	11
4	Kendle International, Inc. (a)	68
2	Life Technologies Corp. (a)	114
3	Thermo Fisher Scientific, Inc. (a)	144
		501
	Pharmaceuticals — 3.2%
29	Abbott Laboratories	1,541
1	Ardea Biosciences, Inc. (a)	18
10	Astellas Pharma, Inc., (Japan)	377
—(h)	Auxilium Pharmaceuticals, Inc. (a)	9
10	Bayer AG, (Germany)	821
3	Biodel, Inc. (a)	11
19	Bristol-Myers Squibb Co.	473
1	Cardiome Pharma Corp., (Canada) (a)	4
1	Cumberland Pharmaceuticals, Inc. (a)	18
41	GlaxoSmithKline plc, (United Kingdom)	867
4	Inspire Pharmaceuticals, Inc. (a)	20
6	Johnson & Johnson	370
2	MAP Pharmaceuticals, Inc. (a)	17
77	Merck & Co., Inc.	2,812
1	Optimer Pharmaceuticals, Inc. (a)	6
1	Par Pharmaceutical Cos., Inc. (a)	22
92	Pfizer, Inc.	1,682
2	Roche Holding AG, (Switzerland)	422
1	Salix Pharmaceuticals Ltd. (a)	13
9	Sanofi-Aventis S.A., (France)	734

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — Continued
25	Shire plc, (Ireland)	484
2	Sucampo Pharmaceuticals, Inc., Class A (a)	9
10	Teva Pharmaceutical Industries Ltd., (Israel), ADR	560
1	Valeant Pharmaceuticals International (a)	25
4	Vivus, Inc. (a)	32
4	Warner Chilcott plc, (Ireland), Class A (a)	111
2	Watson Pharmaceuticals, Inc. (a)	93
1	XenoPort, Inc. (a)	26
		11,577
	Total Health Care	22,312
	Industrials — 5.6%
	Aerospace & Defense — 0.7%
1	Ceradyne, Inc. (a)	13
—(h)	Curtiss-Wright Corp.	13
5	DynCorp International, Inc., Class A (a)	65
2	Esterline Technologies Corp. (a)	77
15	GenCorp, Inc. (a)	101
1	General Dynamics Corp.	89
1	Global Defense Technology & Systems, Inc. (a)	15
3	HEICO Corp.	150
12	Honeywell International, Inc.	472
—(h)	L-3 Communications Holdings, Inc.	18
1	Northrop Grumman Corp.	45
2	Precision Castparts Corp.	235
—(h)	Rockwell Collins, Inc.	1
—(h)	Triumph Group, Inc.	21
20	United Technologies Corp.	1,402
		2,717
	Air Freight & Logistics — 0.0% (g)
1	Atlas Air Worldwide Holdings, Inc. (a)	30
—(h)	C.H. Robinson Worldwide, Inc.	—	(h)
—(h)	FedEx Corp.	26
2	Hub Group, Inc., Class A (a)	48
		104
	Airlines — 0.1%
—(h)	Continental Airlines, Inc., Class B (a)	7
2	Copa Holdings S.A., (Panama), Class A	117
6	Delta Air Lines, Inc. (a)	73
17	Hawaiian Holdings, Inc. (a)	116
6	Republic Airways Holdings, Inc. (a)	40
3	SkyWest, Inc.	49
1	Southwest Airlines Co.	10
		412
	Building Products — 0.3%
11	Cie de Saint-Gobain, (France)	615
4	Gibraltar Industries, Inc. (a)	66
2	Insteel Industries, Inc.	23
4	Lennox International, Inc.	167
1	NCI Building Systems, Inc. (a)	1
33	Nippon Sheet Glass Co., Ltd., (Japan)	95
2	Quanex Building Products Corp.	31
5	Trex Co., Inc. (a)	103
		1,101
	Commercial Services & Supplies — 0.3%
2	ACCO Brands Corp. (a)	17
2	ATC Technology Corp. (a)	50
10	Cenveo, Inc. (a)	85
1	Consolidated Graphics, Inc. (a)	28
8	Deluxe Corp.	112
1	Ennis, Inc.	17
2	GEO Group, Inc. (The) (a)	48
2	Herman Miller, Inc.	38
—(h)	HNI Corp.	8
4	Knoll, Inc.	41
2	Metalico, Inc. (a)	7
4	R.R. Donnelley & Sons Co.	96
2	Standard Register Co. (The)	9
2	Stericycle, Inc. (a)	112
1	United Stationers, Inc. (a)	40
6	Waste Connections, Inc. (a)	203
		911
	Construction & Engineering — 0.2%
7	Aecom Technology Corp. (a)	179
5	Comfort Systems USA, Inc.	64
4	EMCOR Group, Inc. (a)	100
1	Fluor Corp.	45
4	Foster Wheeler AG (a)	103
—(h)	Jacobs Engineering Group, Inc. (a)	2
3	MasTec, Inc. (a)	33
—(h)	Michael Baker Corp. (a)	8
1	Pike Electric Corp. (a)	6
4	Tutor Perini Corp. (a)	65
		605

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electrical Equipment — 0.6%
1	A.O. Smith Corp.	30
—(h)	A123 Systems, Inc. (a)	9
2	Acuity Brands, Inc.	75
1	American Superconductor Corp. (a)	20
9	Cooper Industries plc	401
6	Emerson Electric Co.	257
1	Energy Conversion Devices, Inc. (a)	6
2	EnerSys (a)	53
1	First Solar, Inc. (a)	88
8	GrafTech International Ltd. (a)	123
1	GT Solar International, Inc. (a)	3
103	Mitsubishi Electric Corp., (Japan) (a)	765
1	Polypore International, Inc. (a)	8
3	Regal-Beloit Corp.	156
4	Roper Industries, Inc.	193
		2,187
	Industrial Conglomerates — 0.7%
31	Cookson Group plc, (United Kingdom) (a)	210
76	General Electric Co.	1,154
70	Hutchison Whampoa Ltd., (Hong Kong)	479
37	Ruukki Group OYJ, (Finland) (a)	114
7	Siemens AG, (Germany)	636
6	Textron, Inc.	116
		2,709
	Machinery — 1.4%
16	Atlas Copco AB, (Sweden), Class A	239
2	Barnes Group, Inc.	34
8	Caterpillar, Inc.	429
1	Chart Industries, Inc. (a)	8
2	CIRCOR International, Inc.	53
2	Columbus McKinnon Corp. (a)	33
2	Cummins, Inc.	92
12	Deere & Co.	674
2	Duoyuan Printing, Inc., (China) (a)	17
4	Eaton Corp.	238
4	EnPro Industries, Inc. (a)	106
6	Force Protection, Inc. (a)	31
8	Ingersoll-Rand plc, (Ireland)	268
2	Joy Global, Inc.	113
60	Kubota Corp., (Japan)	551
—(h)	LB Foster Co., Class A (a)	9
1	Middleby Corp. (a)	24
3	Oshkosh Corp.	126
17	PACCAR, Inc.	634
10	Parker Hannifin Corp.	512
—(h)	SmartHeat, Inc., (China) (a)	6
—(h)	Stanley Works (The)	14
79	Sumitomo Heavy Industries Ltd., (Japan) (a)	400
7	Wabtec Corp.	283
—(h)	Watts Water Technologies, Inc., Class A	12
		4,906
	Marine — 0.0% (g)
9	Horizon Lines, Inc., Class A	50
	Professional Services — 0.0% (g)
1	COMSYS IT Partners, Inc. (a)	6
1	GP Strategies Corp. (a)	5
4	Kforce, Inc. (a)	49
2	Korn/Ferry International (a)	35
1	Spherion Corp. (a)	4
2	TrueBlue, Inc. (a)	33
		132
	Road & Rail — 0.8%
2	Arkansas Best Corp.	56
3	Avis Budget Group, Inc. (a)	33
4	Canadian National Railway Co., (Canada)	218
2	Con-way, Inc.	66
6	CSX Corp.	279
1	Dollar Thrifty Automotive Group, Inc. (a)	13
5	Landstar System, Inc.	185
—(h)	Marten Transport Ltd. (a)	5
24	Norfolk Southern Corp.	1,250
1	RailAmerica, Inc. (a)	11
10	Union Pacific Corp.	625
		2,741
	Trading Companies & Distributors — 0.5%
5	Applied Industrial Technologies, Inc.	115
1	Beacon Roofing Supply, Inc. (a)	18
—(h)	GATX Corp.	4
1	Interline Brands, Inc. (a)	24
111	Marubeni Corp., (Japan)	613
41	Mitsui & Co., Ltd., (Japan)	583
2	W.W. Grainger, Inc.	213
3	WESCO International, Inc. (a)	80
		1,650
	Total Industrials	20,225

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Information Technology — 10.5%
	Communications Equipment — 1.5%
7	Arris Group, Inc. (a)	82
2	Black Box Corp.	60
1	Blue Coat Systems, Inc. (a)	26
117	Cisco Systems, Inc. (a)	2,792
1	Comtech Telecommunications Corp. (a)	42
1	Harris Stratex Networks, Inc. (a)	10
20	Juniper Networks, Inc. (a)	534
1	NETGEAR, Inc. (a)	22
44	Nokia OYJ, (Finland)	573
2	Plantronics, Inc.	39
1	Polycom, Inc. (a)	32
28	QUALCOMM, Inc.	1,273
3	Symmetricom, Inc. (a)	15
2	Tekelec (a)	24
		5,524
	Computers & Peripherals — 2.7%
1	Adaptec, Inc. (a)	3
13	Apple, Inc. (a)	2,828
35	Dell, Inc. (a)	500
8	EMC Corp. (a)	143
68	Hewlett-Packard Co.	3,495
1	Imation Corp. (a)	10
13	International Business Machines Corp.	1,752
4	Lexmark International, Inc., Class A (a)	99
10	NetApp, Inc. (a)	341
1	Quantum Corp. (a)	4
9	SanDisk Corp. (a)	274
7	Seagate Technology, (Cayman Islands)	120
1	STEC, Inc. (a)	11
1	Synaptics, Inc. (a)	31
3	Western Digital Corp. (a)	130
		9,741
	Electronic Equipment, Instruments & Components — 1.0%
5	Amphenol Corp., Class A	229
3	Arrow Electronics, Inc. (a)	98
2	Benchmark Electronics, Inc. (a)	36
3	Brightpoint, Inc. (a)	22
1	Checkpoint Systems, Inc. (a)	12
60	Corning, Inc.	1,161
18	FUJIFILM Holdings Corp., (Japan)	535
57	HON HAI Precision Industry Co., Ltd., (Taiwan), GDR	544
2	Ingram Micro, Inc., Class A (a)	36
1	Insight Enterprises, Inc. (a)	13
6	Jabil Circuit, Inc.	106
1	Mercury Computer Systems, Inc. (a)	11
—(h)	Multi-Fineline Electronix, Inc. (a)	11
5	Nidec Corp., (Japan)	471
1	Plexus Corp. (a)	40
74	Premier Farnell plc, (United Kingdom)	205
3	RadiSys Corp. (a)	28
2	SYNNEX Corp. (a)	74
1	Technitrol, Inc.	6
3	TTM Technologies, Inc. (a)	31
		3,669
	Internet Software & Services — 1.0%
1	Ancestry.com, Inc. (a)	11
1	AOL, Inc. (a)	31
1	Art Technology Group, Inc. (a)	4
2	EarthLink, Inc.	20
2	Equinix, Inc. (a)	205
5	Google, Inc., Class A (a)	3,328
1	Perficient, Inc. (a)	11
7	United Online, Inc.	47
3	Web.com Group, Inc. (a)	20
		3,677
	IT Services — 1.0%
5	Alliance Data Systems Corp. (a)	320
13	Amdocs Ltd., (United Kingdom) (a)	362
7	Atos Origin S.A., (France) (a)	303
1	CACI International, Inc., Class A (a)	59
6	CIBER, Inc. (a)	19
10	Cognizant Technology Solutions Corp., Class A (a)	446
2	Computer Sciences Corp. (a)	92
8	Convergys Corp. (a)	81
1	CSG Systems International, Inc. (a)	23
1	Cybersource Corp. (a)	21
1	Dynamics Research Corp. (a)	7
1	Echo Global Logistics, Inc. (a)	13
1	Gartner, Inc. (a)	22
2	Genpact Ltd., (Bermuda) (a)	25
1	Hackett Group, Inc. (The) (a)	2
4	Hewitt Associates, Inc., Class A (a)	156
1	iGate Corp.	5

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	IT Services — Continued
8	Infosys Technologies Ltd., (India), ADR	459
2	Lionbridge Technologies, Inc. (a)	5
1	ManTech International Corp., Class A (a)	34
2	MasterCard, Inc., Class A	532
—(h)	NCI, Inc., Class A (a)	11
—(h)	Paychex, Inc.	1
1	TeleTech Holdings, Inc. (a)	16
1	Unisys Corp. (a)	46
2	VeriFone Holdings, Inc. (a)	29
21	Western Union Co. (The)	403
1	Wright Express Corp. (a)	45
		3,537
	Office Electronics — 0.2%
35	Ricoh Co., Ltd., (Japan)	501
12	Xerox Corp.	101
		602
	Semiconductors & Semiconductor Equipment — 1.2%
8	Amkor Technology, Inc. (a)	59
5	Analog Devices, Inc.	173
35	Applied Materials, Inc.	487
1	Applied Micro Circuits Corp. (a)	5
11	ASML Holding N.V., (Netherlands)	380
4	Atmel Corp. (a)	19
18	Broadcom Corp., Class A (a)	566
6	Cirrus Logic, Inc. (a)	39
—(h)	DSP Group, Inc. (a)	1
1	Entegris, Inc. (a)	3
1	FEI Co. (a)	12
14	Intel Corp.	288
19	Intersil Corp., Class A	298
3	Kulicke & Soffa Industries, Inc. (a)	18
4	Lam Research Corp. (a)	168
1	Lattice Semiconductor Corp. (a)	2
12	LSI Corp. (a)	70
14	Marvell Technology Group Ltd., (Bermuda) (a)	293
3	Micrel, Inc.	21
3	MIPS Technologies, Inc. (a)	11
1	MKS Instruments, Inc. (a)	16
25	National Semiconductor Corp.	380
2	Novellus Systems, Inc. (a)	48
5	ON Semiconductor Corp. (a)	48
2	Photronics, Inc. (a)	7
9	PMC-Sierra, Inc. (a)	81
20	RF Micro Devices, Inc. (a)	96
1	Sigma Designs, Inc. (a)	6
13	Skyworks Solutions, Inc. (a)	187
49	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	561
1	Tessera Technologies, Inc. (a)	23
2	TriQuint Semiconductor, Inc. (a)	13
8	Xilinx, Inc.	209
		4,588
	Software — 1.9%
—(h)	Actuate Corp. (a)	1
1	Ariba, Inc. (a)	9
9	Aspen Technology, Inc. (a)	83
4	Blackboard, Inc. (a)	169
1	Epicor Software Corp. (a)	8
1	Fortinet, Inc. (a)	10
1	i2 Technologies, Inc. (a)	13
1	Intuit, Inc. (a)	42
6	JDA Software Group, Inc. (a)	153
144	Microsoft Corp.	4,380
—(h)	Net 1 UEPS Technologies, Inc., (South Africa) (a)	4
1	Netscout Systems, Inc. (a)	16
2	Nintendo Co., Ltd., (Japan)	454
42	Oracle Corp.	1,026
3	Parametric Technology Corp. (a)	56
1	Progress Software Corp. (a)	36
2	Quest Software, Inc. (a)	33
4	Rovi Corp. (a)	112
1	Smith Micro Software, Inc. (a)	13
3	Sybase, Inc. (a)	139
1	Symantec Corp. (a)	15
5	Taleo Corp., Class A (a)	113
7	THQ, Inc. (a)	34
		6,919
	Total Information Technology	38,257
	Materials — 2.4%
	Chemicals — 0.9%
3	Ashland, Inc.	123
34	Dow Chemical Co. (The)	932
7	E.l. du Pont de Nemours & Co.	224
2	H.B. Fuller Co.	41
227	Huabao International Holdings Ltd., (Hong Kong)	244
2	Innophos Holdings, Inc.	46
2	Koppers Holdings, Inc.	67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Chemicals — Continued
11	Lanxess AG, (Germany)	424
9	Omnova Solutions, Inc. (a)	56
6	PolyOne Corp. (a)	43
1	PPG Industries, Inc.	75
5	Praxair, Inc.	442
7	Shin-Etsu Chemical Co., Ltd., (Japan)	373
1	Solutia, Inc. (a)	13
4	Spartech Corp.	45
2	STR Holdings, Inc. (a)	33
1	W.R. Grace & Co. (a)	20
		3,201
	Construction Materials — 0.1%
1	Headwaters, Inc. (a)	6
3	Lafarge S.A., (France)	277
		283
	Containers & Packaging — 0.2%
2	Boise, Inc. (a)	8
3	Greif, Inc., Class A	165
3	Myers Industries, Inc.	23
4	Rock-Tenn Co., Class A	176
1	Silgan Holdings, Inc.	58
6	Temple-Inland, Inc.	120
		550
	Metals & Mining — 1.2%
11	Alcoa, Inc.	182
20	ArcelorMittal, (Luxembourg)	907
17	BHP Billiton plc, (United Kingdom)	552
1	Cliffs Natural Resources, Inc.	42
—(h)	Compass Minerals International, Inc.	7
3	First Quantum Minerals Ltd., (Canada)	215
17	Freeport-McMoRan Copper & Gold, Inc. (a)	1,388
1	Globe Specialty Metals, Inc. (a)	12
2	Hecla Mining Co. (a)	14
18	Kinross Gold Corp., (Canada)	333
—(h)	Newmont Mining Corp.	17
4	POSCO, (South Korea), ADR	470
6	United States Steel Corp.	355
		4,494
	Paper & Forest Products — 0.0% (g)
3	Buckeye Technologies, Inc. (a)	28
—(h)	Clearwater Paper Corp. (a)	5
2	Domtar Corp., (Canada) (a)	100
—(h)	Weyerhaeuser Co.	2
		135
	Total Materials	8,663
	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.3%
38	AT&T, Inc.	1,054
1	Atlantic Tele-Network, Inc.	28
118	BT Group plc, (United Kingdom), Class A	256
169	Cable & Wireless plc, (United Kingdom)	384
5	CenturyTel, Inc.	190
17	Cincinnati Bell, Inc. (a)	58
4	Consolidated Communications Holdings, Inc.	66
41	Koninklijke KPN N.V., (Netherlands)	696
8	Premiere Global Services, Inc. (a)	67
4	Qwest Communications International, Inc.	19
239	Telekomunikasi Indonesia Tbk PT, (Indonesia)	238
51	Verizon Communications, Inc.	1,683
		4,739
	Wireless Telecommunication Services — 0.4%
1	American Tower Corp., Class A (a)	49
—(h)	Crown Castle International Corp. (a)	19
64	Sprint Nextel Corp. (a)	233
3	Syniverse Holdings, Inc. (a)	56
404	Vodafone Group plc, (United Kingdom)	936
		1,293
	Total Telecommunication Services	6,032
	Utilities — 1.7%
	Electric Utilities — 0.5%
4	American Electric Power Co., Inc.	155
1	Central Vermont Public Service Corp.	13
8	Edison International	292
4	El Paso Electric Co. (a)	77
2	Entergy Corp.	180
5	Exelon Corp.	222
6	FPL Group, Inc.	328
1	Idacorp, Inc.	35
1	MGE Energy, Inc.	21
—(h)	Northeast Utilities	9
20	NV Energy, Inc.	248
3	Portland General Electric Co.	63
1	UniSource Energy Corp.	29
5	Westar Energy, Inc.	100
		1,772

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Gas Utilities — 0.2%
—(h)	Chesapeake Utilities Corp.	10
2	New Jersey Resources Corp.	69
1	Northwest Natural Gas Co.	27
598	Perusahaan Gas Negara PT, (Indonesia)	247
107	Snam Rete Gas S.p.A., (Italy)	530
—(h)	Southwest Gas Corp.	9
1	WGL Holdings, Inc.	30
		922
	Independent Power Producers & Energy Traders — 0.0% (g)
1	AES Corp. (The) (a)	10
3	NRG Energy, Inc. (a)	69
		79
	Multi-Utilities — 0.9%
1	Avista Corp.	17
90	Centrica plc, (United Kingdom)	406
2	CMS Energy Corp.	33
15	GDF Suez, (France)	644
47	National Grid plc, (United Kingdom)	514
1	NiSource, Inc.	9
14	PG&E Corp.	607
9	Public Service Enterprise Group, Inc.	299
2	SCANA Corp.	76
6	Sempra Energy	347
12	Xcel Energy, Inc.	247
		3,199
	Water Utilities — 0.1%
11	American Water Works Co., Inc.	235
1	Consolidated Water Co., Inc., (Cayman Islands)	9
		244
	Total Utilities	6,216
	Total Common Stocks (Cost $147,730)	184,653
Preferred Stocks — 0.0% (g)
	Financials — 0.0% (g)
	Diversified Financial Services — 0.0% (g)
12	Bank of America Corp. (Cost $179)	178

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 0.2%
79	AmeriCredit Automobile Receivables Trust, Series 2005-BM, Class A4, VAR, 0.315%, 05/06/12	78
51	Capital One Auto Finance Trust, Series 2007-C, Class A3A, 5.130%, 04/16/12	51

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
150	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 09/20/19	162
45	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32 (i)	34
100	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	109
75	John Deere Owner Trust, Series 2009-B, Class A3, 1.570%, 10/15/13	75
250	MASTR Asset Backed Securities Trust, Series 2005-OPT1, Class M1, VAR, 0.631%, 03/25/35	179
250	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.681%, 03/25/35	170
56	Wachovia Asset Securitization, Inc., Series 2003-HE2, Class AII1, VAR, 0.491%, 06/25/33	34
	Total Asset-Backed Securities (Cost $1,046)	892
Collateralized Mortgage Obligations — 10.2%
	Agency CMO — 9.9%
	Federal Home Loan Mortgage Corp. REMICS,
24	Series 50, Class I, 8.000%, 06/15/20	27
12	Series 1087, Class I, 8.500%, 06/15/21	13
11	Series 1136, Class H, 6.000%, 09/15/21	12
24	Series 1254, Class N, 8.000%, 04/15/22	24
295	Series 1617, Class PM, 6.500%, 11/15/23	319
204	Series 1710, Class GH, 8.000%, 04/15/24	225
161	Series 1732, Class K, 6.500%, 05/15/24	174
205	Series 1843, Class Z, 7.000%, 04/15/26	221
254	Series 2033, Class K, 6.050%, 08/15/23	269
1,592	Series 2097, Class PD, 8.000%, 11/15/28	1,754
170	Series 2115, Class PE, 6.000%, 01/15/14	179
564	Series 2378, Class BD, 5.500%, 11/15/31	600
137	Series 2391, Class QR, 5.500%, 12/15/16	146
322	Series 2394, Class MC, 6.000%, 12/15/16	345
405	Series 2405, Class JF, 6.000%, 01/15/17	434
208	Series 2425, Class OB, 6.000%, 03/15/17	223
500	Series 2455, Class GK, 6.500%, 05/15/32	542
150	Series 2457, Class PE, 6.500%, 06/15/32	161
392	Series 2473, Class JZ, 6.500%, 07/15/32	425
57	Series 2503, Class TG, 5.500%, 09/15/17	61
60	Series 2508, Class AQ, 5.500%, 10/15/17	64
427	Series 2515, Class DE, 4.000%, 03/15/32	439
200	Series 2522, Class AH, 5.250%, 02/15/32	210
473	Series 2527, Class BP, 5.000%, 11/15/17	499
259	Series 2531, Class HN, 5.000%, 12/15/17	273
200	Series 2538, Class CB, 5.000%, 12/15/17	211

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
250	Series 2594, Class OL, 5.000%, 04/15/18	265
129	Series 2595, Class HO, 4.500%, 03/15/23	132
431	Series 2617, Class TJ, 4.500%, 08/15/16	448
350	Series 2627, Class KM, 4.500%, 06/15/18	367
1,041	Series 2636, Class Z, 4.500%, 06/15/18	1,088
667	Series 2651, Class VZ, 4.500%, 07/15/18	698
180	Series 2657, Class ME, 5.000%, 10/15/22	190
400	Series 2663, Class VQ, 5.000%, 06/15/22	416
575	Series 2695, Class DE, 4.000%, 01/15/17	597
500	Series 2699, Class TC, 4.000%, 11/15/18	506
400	Series 2715, Class NG, 4.500%, 12/15/18	414
25	Series 2717, Class GR, 4.500%, 01/15/27	25
500	Series 2733, Class PC, 4.500%, 06/15/28	522
500	Series 2744, Class TU, 5.500%, 05/15/32	518
345	Series 2748, Class LE, 4.500%, 12/15/17	361
324	Series 2756, Class NA, 5.000%, 02/15/24	341
500	Series 2763, Class PD, 4.500%, 12/15/17	523
150	Series 2764, Class OE, 4.500%, 03/15/19	155
230	Series 2773, Class CD, 4.500%, 04/15/24	235
205	Series 2775, Class WA, 4.500%, 04/15/19	211
56	Series 2778, Class TD, 4.250%, 06/15/33	58
162	Series 2780, Class JA, 4.500%, 04/15/19	166
184	Series 2780, Class JG, 4.500%, 04/15/19	190
500	Series 2780, Class MD, 5.000%, 09/15/31	521
325	Series 2780, Class TH, 5.000%, 09/15/29	342
179	Series 2783, Class AT, 4.000%, 04/15/19	180
300	Series 2809, Class UB, 4.000%, 09/15/17	309
100	Series 2809, Class UC, 4.000%, 06/15/19	102
1,000	Series 2835, Class HB, 5.500%, 08/15/24	1,063
400	Series 2877, Class AD, 4.000%, 10/15/19	404
150	Series 2899, Class KB, 4.500%, 03/15/19	156
118	Series 2922, Class GA, 5.500%, 05/15/34	125
176	Series 2931, Class AM, 4.500%, 07/15/19	184
520	Series 2931, Class DC, 4.000%, 06/15/18	542
225	Series 2966, Class NC, 5.000%, 04/15/31	235
125	Series 3000, Class PB, 3.900%, 01/15/23	127
52	Series 3007, Class LB, 4.500%, 04/15/25	52
500	Series 3028, Class ME, 5.000%, 02/15/34	513
290	Series 3031, Class AG, 5.000%, 02/15/34	297
100	Series 3064, Class OG, 5.500%, 06/15/34	105
330	Series 3098, Class PE, 5.000%, 06/15/34	339
395	Series 3106, Class PD, 5.500%, 06/15/34	413
350	Series 3151, Class UC, 5.500%, 08/15/35	367
300	Series 3334, Class MC, 5.000%, 04/15/33	313
199	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	216
540	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	590
	Federal National Mortgage Association REMICS,
16	Series 1990-7, Class B, 8.500%, 01/25/20	17
7	Series 1990-35, Class E, 9.500%, 04/25/20	7
19	Series 1990-76, Class G, 7.000%, 07/25/20	21
51	Series 1990-106, Class J, 8.500%, 09/25/20	57
11	Series 1991-73, Class A, 8.000%, 07/25/21	12
161	Series 1992-112, Class GB, 7.000%, 07/25/22	178
64	Series 1992-195, Class C, 7.500%, 10/25/22	70
260	Series 1997-42, Class PG, 7.000%, 07/18/12	273
238	Series 1998-37, Class VZ, 6.000%, 06/17/28	256
111	Series 1998-66, Class B, 6.500%, 12/25/28	119
344	Series 2002-19, Class PE, 6.000%, 04/25/17	369
500	Series 2002-24, Class AJ, 6.000%, 04/25/17	541
430	Series 2002-55, Class PG, 5.500%, 09/25/32	449
79	Series 2002-63, Class KC, 5.000%, 10/25/17	83
322	Series 2002-63, Class LB, 5.500%, 10/25/17	343
1,000	Series 2003-24, Class BC, 5.000%, 04/25/18	1,059
176	Series 2003-33, Class AC, 4.250%, 03/25/33	182
500	Series 2003-39, Class PG, 5.500%, 05/25/23	523
218	Series 2003-53, Class JL, 5.000%, 12/25/31	227
149	Series 2003-58, Class AD, 3.250%, 07/25/33	147
119	Series 2003-63, Class PE, 3.500%, 07/25/33	119
191	Series 2003-67, Class VQ, 7.000%, 01/25/19	198
360	Series 2003-81, Class CB, 4.750%, 09/25/18	370
500	Series 2003-81, Class LC, 4.500%, 09/25/18	519
194	Series 2003-81, Class YC, 5.000%, 09/25/33	195
550	Series 2003-83, Class PG, 5.000%, 06/25/23	579
357	Series 2003-110, Class WA, 4.000%, 08/25/33	366
500	Series 2003-122, Class TE, 5.000%, 12/25/22	529
635	Series 2004-32, Class AY, 4.000%, 05/25/19	641
500	Series 2004-36, Class PC, 5.500%, 02/25/34	525
135	Series 2004-53, Class NC, 5.500%, 07/25/24	143
300	Series 2005-18, Class EG, 5.000%, 03/25/25	316
91	Series 2005-23, Class TG, 5.000%, 04/25/35	96
180	Series 2005-34, Class PC, 5.500%, 06/25/32	190
188	Series 2005-38, Class TB, 6.000%, 11/25/34	198
500	Series 2005-67, Class HG, 5.500%, 01/25/35	520
283	Series 2005-68, Class BC, 5.250%, 06/25/35	295
400	Series 2005-118, Class PN, 6.000%, 01/25/32	426
574	Series 2006-43, Class LB, 5.500%, 04/25/35	597

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
500	Series 2007-79, Class PC, 5.000%, 01/25/32	520
108	Series G92-35, Class E, 7.500%, 07/25/22	120
		36,166
	Non-Agency CMO — 0.3%
135	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	122
154	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	144
72	CS First Boston Mortgage Securities Corp., Series 2004-5, Class 1A8, 6.000%, 09/25/34	72
31	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.046%, 02/25/35	29
	MASTR Asset Securitization Trust,
11	Series 2003-4, Class 2A2, 5.000%, 05/25/18	11
57	Series 2003-11, Class 3A1, 4.500%, 12/25/18	56
131	Medallion Trust, (Australia), Series 2005-2G, Class A, VAR, 0.307%, 08/22/36	124
129	Residential Accredit Loans, Inc., Series 2004-QS8, Class A12, 5.000%, 06/25/34	111
147	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e) (i)	140
	Wells Fargo Mortgage Backed Securities Trust,
131	Series 2004-7, Class 2A2, 5.000%, 07/25/19	133
59	Series 2004-EE, Class 3A1, VAR, 3.959%, 12/25/34	58
		1,000
	Total Collateralized Mortgage Obligations (Cost $34,536)	37,166
Commercial Mortgage-Backed Securities — 0.2%
400	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.179%, 09/10/47	406
150	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.072%, 08/15/39	155
	Total Commercial Mortgage-Backed Securities (Cost $553)	561
Corporate Bonds — 7.6%
	Consumer Discretionary — 0.7%
	Hotels, Restaurants & Leisure — 0.0% (g)
75	Darden Restaurants, Inc., 6.800%, 10/15/37	78
	Household Durables — 0.0% (g)
100	Newell Rubbermaid, Inc., 6.250%, 04/15/18	99
	Media — 0.6%
	CBS Corp.,
55	5.500%, 05/15/33	46
50	8.875%, 05/15/19	60
37	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	43
	Comcast Corp.,
145	4.950%, 06/15/16	149
125	6.300%, 11/15/17	136
55	6.950%, 08/15/37	60
100	Cox Communications, Inc., 7.750%, 11/01/10 (m)	105
	DirecTV Holdings LLC/DirecTV Financing Co.,
125	4.750%, 10/01/14 (e)	127
85	7.625%, 05/15/16	93
	Historic TW, Inc.,
5	6.875%, 06/15/18	5
250	9.125%, 01/15/13	290
	News America, Inc.,
250	6.750%, 01/09/38	260
80	6.900%, 08/15/39 (e)	87
60	7.850%, 03/01/39	70
150	Thomson Reuters Corp., (Canada), 5.950%, 07/15/13	164
120	Time Warner Cable, Inc., 8.750%, 02/14/19	146
5	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	6
60	Time Warner, Inc., 6.500%, 11/15/36	63
145	Viacom, Inc., 6.250%, 04/30/16	158
130	WPP Finance, (United Kingdom), 8.000%, 09/15/14	148
		2,216
	Multiline Retail — 0.1%
	Nordstrom, Inc.,
50	6.250%, 01/15/18	54
50	7.000%, 01/15/38	55
100	Target Corp., 7.000%, 01/15/38	117
		226
	Total Consumer Discretionary	2,619
	Consumer Staples — 0.5%
	Beverages — 0.1%
	Anheuser-Busch InBev Worldwide, Inc.,
65	6.875%, 11/15/19 (e)	73
150	7.200%, 01/15/14 (e)	170
30	8.000%, 11/15/39 (e)	37
		280

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Food & Staples Retailing — 0.2%
90	CVS Caremark Corp., 6.125%, 09/15/39	89
45	CVS Pass-Through Trust, 7.507%, 01/10/32 (e)	47
	Kroger Co. (The),
100	6.400%, 08/15/17	109
250	8.050%, 02/01/10	252
90	Wal-Mart Stores, Inc., 6.200%, 04/15/38	99
		596
	Food Products — 0.1%
100	General Mills, Inc., 6.000%, 02/15/12	108
	Kraft Foods, Inc.,
100	6.500%, 08/11/17	109
40	6.875%, 01/26/39	42
		259
	Tobacco — 0.1%
	Altria Group, Inc.,
50	9.700%, 11/10/18	62
95	10.200%, 02/06/39	126
65	BAT International Finance plc, (United Kingdom), 9.500%, 11/15/18 (e)	83
	Philip Morris International, Inc.,
90	5.650%, 05/16/18	95
115	6.875%, 03/17/14	130
		496
	Total Consumer Staples	1,631
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
	Anadarko Petroleum Corp.,
55	6.450%, 09/15/36	58
55	8.700%, 03/15/19	68
165	Canadian Natural Resources Ltd., (Canada), 4.900%, 12/01/14	174
85	Cenovus Energy, Inc., (Canada), 6.750%, 11/15/39 (e)	93
150	ConocoPhillips, 6.500%, 02/01/39	166
90	Hess Corp., 8.125%, 02/15/19	108
	Suncor Energy, Inc., (Canada),
100	6.500%, 06/15/38	105
5	6.850%, 06/01/39	6
	Total Energy	778
	Financials — 3.9%
	Capital Markets — 1.0%
150	Bear Stearns Cos., LLC (The), 5.700%, 11/15/14 (y)	165
500	Credit Suisse USA, Inc., 6.500%, 01/15/12	544
	Goldman Sachs Group, Inc. (The),
375	4.750%, 07/15/13	392
515	6.000%, 05/01/14	563
80	6.250%, 09/01/17	86
145	7.500%, 02/15/19	169
205	Lehman Brothers Holdings Capital Trust VII, 5.857%, 05/31/12 (d) (i) (x)	–(h)
450	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12 (d)	88
330	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	357
100	Merrill Lynch & Co., Inc., 6.875%, 04/25/18	108
	Morgan Stanley,
305	5.625%, 09/23/19	307
500	5.750%, 10/18/16	519
120	6.000%, 05/13/14	129
115	6.625%, 04/01/18	124
230	UBS AG, (Switzerland), 5.875%, 12/20/17	236
		3,787
	Commercial Banks — 0.8%
150	Branch Banking & Trust Co., 4.875%, 01/15/13	158
	Credit Suisse, (Switzerland),
100	5.000%, 05/15/13	107
155	5.500%, 05/01/14	168
200	HSBC Holdings plc, (United Kingdom), 6.800%, 06/01/38	217
250	National City Corp., 4.900%, 01/15/15	255
	Royal Bank of Scotland plc (The), (United Kingdom),
115	4.875%, 08/25/14 (e)	116
100	6.400%, 10/21/19	100
220	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	235
300	SunTrust Banks, Inc., 5.000%, 09/01/15	291
105	Svenska Handelsbanken AB, (Sweden), 4.875%, 06/10/14 (e)	110
50	UnionBanCal Corp., 5.250%, 12/16/13	51
250	Wachovia Corp., 5.500%, 05/01/13	266
	Wells Fargo & Co.,
400	Series I, 3.750%, 10/01/14	399
300	6.375%, 08/01/11	319
	Westpac Banking Corp., (Australia),
100	4.200%, 02/27/15	102

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
55	4.875%, 11/19/19	54
		2,948
	Consumer Finance — 0.5%
135	American Express Co., 6.150%, 08/28/17	141
175	American Express Credit Corp., 5.125%, 08/25/14	184
240	American General Finance Corp., 4.000%, 03/15/11	217
345	Capital One Financial Corp., 7.375%, 05/23/14	391
600	HSBC Finance Corp., 8.000%, 07/15/10 (m)	622
100	International Lease Finance Corp., 5.000%, 04/15/10	98
		1,653
	Diversified Financial Services — 1.0%
75	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	80
	Bank of America Corp.,
360	5.650%, 05/01/18	366
150	6.500%, 08/01/16	161
230	7.375%, 05/15/14	261
175	BP Capital Markets plc, (United Kingdom), 5.250%, 11/07/13	191
5	Caterpillar Financial Services Corp., 5.450%, 04/15/18	5
	Citigroup, Inc.,
644	5.000%, 09/15/14	621
320	5.500%, 10/15/14	324
150	6.125%, 11/21/17	151
185	6.500%, 08/19/13	197
50	8.125%, 07/15/39	57
	General Electric Capital Corp.,
550	5.875%, 02/15/12	589
280	5.875%, 01/14/38	259
100	Hutchison Whampoa International 09/16 Ltd., (Cayman Islands), 4.625%, 09/11/15 (e)	101
70	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	93
167	Textron Financial Corp., 4.600%, 05/03/10	167
	Xstrata Finance Canada Ltd., (Canada),
55	5.800%, 11/15/16 (e)	56
45	6.900%, 11/15/37 (e)	46
		3,725
	Insurance — 0.4%
100	ACE INA Holdings, Inc., 5.875%, 06/15/14	108
350	Allstate Corp. (The), 6.125%, 02/15/12	379
100	Berkshire Hathaway Finance Corp., 5.400%, 05/15/18	104
80	MetLife, Inc., 6.750%, 06/01/16	90
100	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	106
60	Principal Financial Group, Inc., 8.875%, 05/15/19	69
145	Principal Life Income Funding Trusts, VAR, 0.455%, 11/08/13	137
150	Protective Life Secured Trusts, 4.000%, 04/01/11	153
	Prudential Financial, Inc.,
70	5.900%, 03/17/36	65
90	7.375%, 06/15/19	101
75	WR Berkley Corp., 7.375%, 09/15/19	79
		1,391
	Real Estate Investment Trusts (REITs) — 0.0% (g)
60	HRPT Properties Trust, 6.650%, 01/15/18	55
50	Mack-Cali Realty LP, 7.750%, 08/15/19	52
		107
	Thrifts & Mortgage Finance — 0.2%
200	Countrywide Financial Corp., 5.800%, 06/07/12	212
300	Countrywide Home Loans, Inc., 4.000%, 03/22/11	307
		519
	Total Financials	14,130
	Health Care — 0.1%
	Health Care Providers & Services — 0.0% (g)
85	Roche Holdings, Inc., 6.000%, 03/01/19 (e)	94
	Pharmaceuticals — 0.1%
190	Pfizer, Inc., 6.200%, 03/15/19	211
	Total Health Care	305
	Industrials — 0.3%
	Aerospace & Defense — 0.0% (g)
40	BAE Systems Holdings, Inc., 6.375%, 06/01/19 (e)	43
	Commercial Services & Supplies — 0.1%
15	Allied Waste North America, Inc., 7.250%, 03/15/15	15
150	Pitney Bowes, Inc., 3.875%, 06/15/13	155
		170
	Industrial Conglomerates — 0.0% (g)
15	General Electric Co., 5.250%, 12/06/17	16

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Industrial Conglomerates — Continued
125	Tyco International Ltd. / Tyco International Finance SA, (Bermuda), 7.000%, 12/15/19	141
		157
	Machinery — 0.0% (g)
60	Caterpillar, Inc., 8.250%, 12/15/38	80
	Road & Rail — 0.2%
50	Canadian Pacific Railway Co., (Canada), 7.250%, 05/15/19	57
350	Norfolk Southern Corp., 7.050%, 05/01/37	413
250	Union Pacific Corp., 6.650%, 01/15/11	263
		733
	Total Industrials	1,183
	Information Technology — 0.2%
	Communications Equipment — 0.1%
150	Cisco Systems, Inc., 5.500%, 01/15/40	143
	Computers & Peripherals — 0.0% (g)
100	International Business Machines Corp., 5.700%, 09/14/17	109
	IT Services — 0.0% (g)
75	Electronic Data Systems LLC, Series B, 6.000%, 08/01/13	83
	Software — 0.1%
	Oracle Corp.,
100	5.250%, 01/15/16	108
75	5.750%, 04/15/18	81
70	6.125%, 07/08/39	74
		263
	Total Information Technology	598
	Materials — 0.2%
	Chemicals — 0.1%
250	Dow Capital BV, (Netherlands), 8.500%, 06/08/10 (m)	254
	Metals & Mining — 0.1%
100	Anglo American Capital plc, (United Kingdom), 9.375%, 04/08/19 (e)	127
	ArcelorMittal, (Luxembourg),
90	6.125%, 06/01/18	93
65	9.850%, 06/01/19	84
45	Barrick Australian Finance Pty Ltd., (Australia), 5.950%, 10/15/39	44
	Vale Overseas Ltd., (Cayman Islands),
105	5.625%, 09/15/19	106
60	6.875%, 11/21/36	60
		514
	Paper & Forest Products — 0.0% (g)
60	International Paper Co., 8.700%, 06/15/38	73
	Total Materials	841
	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
	AT&T, Inc.,
310	5.800%, 02/15/19	330
250	5.875%, 02/01/12	270
60	6.300%, 01/15/38	61
65	6.550%, 02/15/39	69
250	BellSouth Corp., 6.000%, 10/15/11	270
	British Telecommunications plc, (United Kingdom),
150	5.950%, 01/15/18	152
180	9.125%, 12/15/10 (m)	193
55	9.625%, 12/15/30	70
	Cellco Partnership / Verizon Wireless Capital LLC,
90	7.375%, 11/15/13	103
210	8.500%, 11/15/18	261
140	Deutsche Telekom International Finance BV, (Netherlands), 8.500%, 06/15/10 (m)	145
65	France Telecom SA, (France), 5.375%, 07/08/19	69
	Telecom Italia Capital S.A., (Luxembourg),
75	5.250%, 11/15/13	79
150	6.999%, 06/04/18	165
60	7.721%, 06/04/38	69
75	Telefonica Emisiones SAU, (Spain), 7.045%, 06/20/36	86
	Verizon Communications, Inc.,
90	6.100%, 04/15/18	98
35	6.400%, 02/15/38	36
		2,526
	Wireless Telecommunication Services — 0.0% (g)
5	New Cingular Wireless Services, Inc., 8.750%, 03/01/31	7
	Total Telecommunication Services	2,533
	Utilities — 0.8%
	Electric Utilities — 0.5%
100	Carolina Power & Light Co., 5.125%, 09/15/13	107
90	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	97

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Electric Utilities — Continued
80	Detroit Edison Co. (The), 6.400%, 10/01/13	88
	Duke Energy Corp.,
130	5.050%, 09/15/19	130
500	6.250%, 01/15/12	540
55	EDF S.A., (France), 6.950%, 01/26/39 (e)	65
20	Massachusetts Electric Co., 5.900%, 11/15/39 (e)	20
120	MidAmerican Energy Holdings Co., 6.125%, 04/01/36	123
50	Nevada Power Co., 6.500%, 08/01/18	54
90	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	89
	Pacific Gas & Electric Co.,
5	6.250%, 03/01/39	5
115	8.250%, 10/15/18	141
10	PacifiCorp, 5.650%, 07/15/18	11
235	PSEG Power LLC, 7.750%, 04/15/11	252
70	Union Electric Co., 6.700%, 02/01/19	77
		1,799
	Gas Utilities — 0.2%
90	AGL Capital Corp., 5.250%, 08/15/19	91
60	DCP Midstream LLC, 9.750%, 03/15/19 (e)	74
65	Enbridge Energy Partners LP, 9.875%, 03/01/19	82
	Enterprise Products Operating LP,
50	6.650%, 04/15/18	54
50	7.550%, 04/15/38	56
150	Enterprise Products Operation LP, Series O, 9.750%, 01/31/14	179
45	EQT Corp., 8.125%, 06/01/19	52
	Kinder Morgan Energy Partners LP,
50	6.500%, 09/01/39	50
115	6.850%, 02/15/20	128
		766
	Multi-Utilities — 0.1%
	Dominion Resources, Inc.,
135	5.200%, 08/15/19	137
210	6.250%, 06/30/12	227
		364
	Total Utilities	2,929
	Total Corporate Bonds (Cost $26,821)	27,547
Foreign Government Security — 0.0% (g)
60	United Mexican States, (Mexico), 6.375%, 01/16/13 (Cost $60)	67

SHARES
Investment Companies — 18.0%
724	JPMorgan Emerging Markets Debt Fund, Select Class Shares (b)	5,437
696	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	14,591
2,372	JPMorgan High Yield Fund, Ultra Shares (b)	18,357
390	JPMorgan International Realty Fund, Select Class Shares (b)	3,548
481	JPMorgan Realty Income Fund, Institutional Class Shares (b)	3,612
1,308	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	19,966
	Total Investment Companies (Cost $47,779)	65,511

PRINCIPAL AMOUNT($)
Mortgage Pass-Through Securities — 0.6%
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
69	6.000%, 04/01/14	74
24	6.500%, 03/01/13 – 06/01/13	25
18	7.000%, 06/01/13	19
2	8.000%, 10/01/10	2
266	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 6.500%, 11/01/22 – 03/01/26	290
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
9	6.500%, 02/01/26	10
9	7.000%, 02/01/26	10
26	7.500%, 05/01/26 - 08/01/27	30
22	8.000%, 04/01/25 - 05/01/25	25
16	8.500%, 07/01/26	18
54	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 12/01/14 – 03/01/16	58
	Federal National Mortgage Association, 15 Year, Single Family,
78	4.500%, 05/01/19	81
91	5.000%, 10/01/19	96
51	6.000%, 01/01/14	55
75	6.500%, 05/01/11 – 04/01/13	80
34	7.000%, 06/01/13	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association, 30 Year, Single Family,
283	6.000%, 05/01/33 – 08/01/33	302
5	6.500%, 02/01/26	5
62	7.000%, 03/01/26 – 05/01/26	69
40	7.500%, 05/01/26 – 11/01/26	46
73	8.000%, 11/01/22 – 06/01/24	83
40	8.500%, 11/01/18	43
33	9.000%, 08/01/24	38
10	Government National Mortgage Association II, 15 Year, Single Family, 5.500%, 04/20/11	10
	Government National Mortgage Association II, 30 Year, Single Family,
16	8.000%, 07/20/28	18
62	8.500%, 09/20/25	72
82	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 09/15/13	88
	Government National Mortgage Association, 30 Year, Single Family,
106	6.500%, 01/15/24 – 03/15/28	114
160	7.000%, 04/15/24 – 05/15/26	177
30	7.500%, 06/15/25 – 05/15/26	33
38	8.000%, 04/15/24 – 09/15/27	44
116	8.500%, 06/15/22 – 12/15/22	133
5	10.000%, 07/15/18	6
1	13.500%, 05/15/11	1
	Total Mortgage Pass-Through Securities (Cost $2,014)	2,191
U.S. Government Agency Security — 0.0% (g)
65	Tennessee Valley Authority, 5.250%, 09/15/39 (Cost $65)	64
U.S. Treasury Obligations — 7.0%
	U.S. Treasury Bonds,
95	4.500%, 08/15/39 (m)	93
5,000	5.375%, 02/15/31 (m)	5,525
2,000	6.250%, 08/15/23 (m)	2,388
	U.S. Treasury Bonds STRIPS,
1,705	02/15/15 (m)	1,478
3,000	08/15/16 (m)	2,393
	U.S. Treasury Notes,
55	1.250%, 11/30/10 (k)	55
4,355	2.125%, 01/31/10 (k)	4,363
75	2.125%, 11/30/14 (m)	73
2,000	2.625%, 06/30/14 (m)	2,015
5,000	2.625%, 02/29/16 (m)	4,864
1,000	2.750%, 02/15/19 (m)	921
25	2.875%, 06/30/10	25
600	3.125%, 10/31/16 (m)	592
450	3.250%, 12/31/16 (m)	446
95	4.250%, 09/30/12	102
255	4.250%, 11/15/14	275
	Total U.S. Treasury Obligations (Cost $25,795)	25,608

SHARES
Short-Term Investment — 5.1%
	Investment Company — 5.1%
18,596	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $18,596)	18,596
	Total Investments — 99.7% (Cost $305,174)	363,034
	Other Assets in Excess of Liabilities — 0.3%	744
	NET ASSETS — 100.0%	$363,778

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
12	Hang Seng Index	01/28/10	$1,697	$63
26	10 Year Australian Government Bond	03/15/10	2,377	(44)
2	S&P 500 Index	03/18/10	555	7
57	Dow Jones Euro STOXX 50 Index	03/19/10	2,428	58
39	E-mini Russell 2000	03/19/10	2,433	110
185	E-mini S&P 500	03/19/10	10,274	122
3	FTSE 100 Index	03/19/10	260	(1)
22	10 Year Canadian Government Bond	03/22/10	2,479	(38)
6	30 Year U.S. Treasury Bond	03/22/10	692	(18)
11	Long Gilt	03/29/10	2,033	(44)
17	2 Year U.S. Treasury Note	03/31/10	3,677	(18)
41	5 Year U.S. Treasury Note	03/31/10	4,690	(80)
	Short Futures Outstanding
(3)	10 Year Japanese Government Bond	03/11/10	(4,500)	— (h)
(29)	TOPIX	03/11/10	(2,816)	(46)
(15)	SFE SPI 200 Index	03/18/10	(1,643)	(69)
(18)	FTSE 100 Index	03/19/10	(1,559)	(23)
(14)	10 Year U.S. Treasury Note	03/22/10	(1,616)	36
(36)	5 Year U.S. Treasury Note	03/31/10	(4,118)	53
				$68

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 12/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,161,082 AUD	02/26/10	$2,848	$2,825	$(23)
2,537,228 CHF	02/26/10	2,481	2,453	(28)
534,366 EUR	02/26/10	779	766	(13)
821,629 GBP	02/26/10	1,332	1,327	(5)
28,727,666 JPY	02/26/10	319	309	(10)
1,578,440 NOK	02/26/10	278	272	(6)
5,424,835 SEK	02/26/10	782	758	(24)
622,355 SGD	02/26/10	448	443	(5)
		$9,267	$9,153	$(114)

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 12/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
216,920 CHF	02/26/10	$217	$210	$7
2,933,038 EUR	02/26/10	4,332	4,205	127
558,548 GBP	02/26/10	911	902	9
8,372,207 HKD	02/26/10	1,081	1,080	1
132,401,805 JPY	02/26/10	1,482	1,421	61
		$8,023	$7,818	$205

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   25

JPMorgan Diversified Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

ADR—	American Depositary Receipt

AUD—	Australian Dollar

CHF—	Swiss Franc

CMO—	Collateralized Mortgage Obligation

CVA—	Dutch Certification

EUR—	Euro

GBP—	British Pound

GDR—	Global Depositary Receipt

HKD—	Hong Kong Dollar

JPY—	Japanese Yen

NOK—	Norwegian Krone

REMICS—	Real Estate Mortgage Investment Conduits

SEK—	Swedish Krona

SGD—	Singapore Dollar

STRIPS—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2009.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2009.

(y)—	Affiliated issuer. Security was purchased prior to its affiliation with JPMorgan Chase & Co.

The financial statements of the underlying affiliated funds in which the Fund invests should be read in conjunction with the Fund’s financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$278,762
Investments in affiliates, at value	84,272
Total investment securities, at value	363,034
Cash	100
Foreign currency, at value	14
Deposits at broker for futures contracts	45
Receivables:
Investment securities sold	217
Fund shares sold	158
Interest and dividends	1,127
Tax reclaims	44
Variation margin on futures contracts	140
Unrealized appreciation on forward foreign currency exchange contracts	205
Due from Advisor	5
Total Assets	365,089

LIABILITIES:
Payables:
Investment securities purchased	342
Fund shares redeemed	560
Unrealized depreciation on forward foreign currency exchange contracts	114
Accrued liabilities:
Administration fees	32
Shareholder servicing fees	38
Distribution fees	37
Custodian and accounting fees	23
Trustees’ and Chief Compliance Officer’s fees	5
Other	160
Total Liabilities	1,311
Net Assets	$363,778

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   27

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

Diversified Fund
NET ASSETS:
Paid in capital	$368,329
Accumulated undistributed (distributions in excess of) net investment income	124
Accumulated net realized gains (losses)	(62,691)
Net unrealized appreciation (depreciation)	58,016
Total Net Assets	$363,778

Net Assets:
Class A	$110,066
Class B	17,444
Class C	3,463
Institutional Class	178,549
Select Class	54,256
Total	$363,778

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8,778
Class B	1,389
Class C	276
Institutional Class	14,215
Select Class	4,313

Net Asset Value:
Class A — Redemption price per share	$12.54
Class B — Offering price per share (a)	12.56
Class C — Offering price per share (a)	12.53
Institutional Class — Offering and redemption price per share	12.56
Select Class — Offering and redemption price per share	12.58
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.23

Cost of investments in non-affiliates	$238,644
Cost of investments in affiliates	66,530
Cost of foreign currency	13

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,073
Dividend income from non-affiliates	1,605
Interest income from affiliates	7
Dividend income from affiliates	1,609
Foreign taxes withheld	(35)
Total investment income	5,259

EXPENSES:
Investment advisory fees	905
Administration fees	162
Distribution fees:
Class A	133
Class B	69
Class C	12
Shareholder servicing fees:
Class A	133
Class B	23
Class C	4
Institutional Class	73
Select Class	67
Custodian and accounting fees	131
Interest expense to affiliates	1
Professional fees	64
Printing and mailing costs	36
Registration and filing fees	29
Transfer agent fees	150
Other	2
Total expenses	1,994
Less amounts waived	(702)
Less earnings credits	— (a)
Net expenses	1,292
Net investment income (loss)	3,967

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   29

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

Diversified Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$8,495
Investment in affiliates	148
Futures	2,271
Foreign currency transactions	360
Net realized gain (loss)	11,274
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	28,287
Investments in affiliates	10,420
Futures	24
Foreign currency translations	(18)
Change in net unrealized appreciation (depreciation)	38,713
Net realized/unrealized gains (losses)	49,987
Change in net assets resulting from operations	$53,954

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,967	$9,041
Net realized gain (loss)	11,274	(71,812)
Change in net unrealized appreciation (depreciation)	38,713	(9,771)
Change in net assets resulting from operations	53,954	(72,542)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,147)	(1,943)
From net realized gains	—	(2,626)
Class B
From net investment income	(141)	(292)
From net realized gains	—	(612)
Class C
From net investment income	(27)	(43)
From net realized gains	—	(74)
Institutional Class
From net investment income	(2,104)	(3,690)
From net realized gains	—	(4,380)
Select Class
From net investment income	(636)	(1,151)
From net realized gains	—	(1,318)
Total distributions to shareholders	(4,055)	(16,129)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	23,654	(110,993)

NET ASSETS:
Change in net assets	73,553	(199,664)
Beginning of period	290,225	489,889
End of period	$363,778	$290,225
Accumulated undistributed (distributions in excess of) net investment income	$124	$212

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   31

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,830	$11,033
Dividends and distributions reinvested	1,056	4,245
Cost of shares redeemed	(9,134)	(28,412)
Change in net assets from Class A capital transactions	$(1,248)	$(13,134)
Class B
Proceeds from shares issued	$344	$584
Dividends and distributions reinvested	134	865
Cost of shares redeemed	(3,935)	(14,120)
Change in net assets from Class B capital transactions	$(3,457)	$(12,671)
Class C
Proceeds from shares issued	$557	$691
Dividends and distributions reinvested	24	101
Cost of shares redeemed	(435)	(923)
Change in net assets from Class C capital transactions	$146	$(131)
Institutional Class
Proceeds from shares issued	$31,161	$6,849
Subscriptions in-kind (See Note 9)	4,052	—
Dividends and distributions reinvested	1,951	4,890
Cost of shares redeemed	(4,809)	(83,978)
Change in net assets from Institutional Class capital transactions	$32,355	$(72,239)
Select Class
Proceeds from shares issued	$2,872	$7,657
Dividends and distributions reinvested	347	1,451
Cost of shares redeemed	(7,361)	(21,926)
Change in net assets from Select Class capital transactions	$(4,142)	$(12,818)

Total change in net assets from capital transactions	$23,654	$(110,993)

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

	Diversified Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	584	1,018
Reinvested	85	416
Redeemed	(764)	(2,706)
Change in Class A Shares	(95)	(1,272)
Class B
Issued	29	55
Reinvested	11	86
Redeemed	(332)	(1,300)
Change in Class B Shares	(292)	(1,159)
Class C
Issued	46	66
Reinvested	2	10
Redeemed	(37)	(86)
Change in Class C Shares	11	(10)
Institutional Class
Issued	2,512	687
Subscriptions in-kind (See Note 9)	354	—
Reinvested	158	477
Redeemed	(393)	(7,462)
Change in Institutional Class Shares	2,631	(6,298)
Select Class
Issued	239	706
Reinvested	28	141
Redeemed	(615)	(2,039)
Change in Select Class Shares	(348)	(1,192)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$10.71	$0.13	(e)(f)	$1.83 (f)	$1.96	$(0.13)	$—	$(0.13)
Year Ended June 30, 2009	13.23	0.26	(e)	(2.28)	(2.02)	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2008	15.68	0.30		(1.12)	(0.82)	(0.30)	(1.33)	(1.63)
Year Ended June 30, 2007	14.24	0.32		1.89	2.21	(0.31)	(0.46)	(0.77)
January 1, 2006 through June 30, 2006 (h)	14.04	0.14	(e)	0.21	0.35	(0.15)	—	(0.15)
Year Ended December 31, 2005	13.73	0.23	(e)	0.32	0.55	(0.24)	—	(0.24)
Year Ended December 31, 2004	12.79	0.17	(e)	0.96	1.13	(0.19)	—	(0.19)

Class B
Six Months Ended December 31, 2009 (Unaudited)	10.72	0.10	(e)(f)	1.84 (f)	1.94	(0.10)	—	(0.10)
Year Ended June 30, 2009	13.24	0.20	(e)	(2.28)	(2.08)	(0.15)	(0.29)	(0.44)
Year Ended June 30, 2008	15.69	0.22		(1.12)	(0.90)	(0.22)	(1.33)	(1.55)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.23)	(0.46)	(0.69)
January 1, 2006 through June 30, 2006 (h)	14.03	0.11	(e)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(e)	0.32	0.48	(0.17)	—	(0.17)
Year Ended December 31, 2004	12.79	0.08	(e)	0.96	1.04	(0.11)	—	(0.11)

Class C
Six Months Ended December 31, 2009 (Unaudited)	10.70	0.10	(e)(f)	1.83 (f)	1.93	(0.10)	—	(0.10)
Year Ended June 30, 2009	13.22	0.20	(e)	(2.27)	(2.07)	(0.16)	(0.29)	(0.45)
Year Ended June 30, 2008	15.68	0.22		(1.12)	(0.90)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.24)	(0.46)	(0.70)
January 1, 2006 through June 30, 2006 (h)	14.03	0.11	(e)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(e)	0.32	0.48	(0.17)	—	(0.17)
Year Ended December 31, 2004	12.80	0.08	(e)	0.95	1.03	(0.11)	—	(0.11)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	10.73	0.16	(e)(f)	1.83 (f)	1.99	(0.16)	—	(0.16)
Year Ended June 30, 2009	13.25	0.31	(e)	(2.28)	(1.97)	(0.26)	(0.29)	(0.55)
Year Ended June 30, 2008	15.70	0.37		(1.11)	(0.74)	(0.38)	(1.33)	(1.71)
Year Ended June 30, 2007	14.25	0.40		1.89	2.29	(0.38)	(0.46)	(0.84)
January 1, 2006 through June 30, 2006 (h)	14.05	0.18	(e)	0.21	0.39	(0.19)	—	(0.19)
Year Ended December 31, 2005	13.74	0.29	(e)	0.33	0.62	(0.31)	—	(0.31)
Year Ended December 31, 2004	12.80	0.25	(e)	0.96	1.21	(0.27)	—	(0.27)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	10.74	0.14	(e)(f)	1.85 (f)	1.99	(0.15)	—	(0.15)
Year Ended June 30, 2009	13.26	0.29	(e)	(2.28)	(1.99)	(0.24)	(0.29)	(0.53)
Year Ended June 30, 2008	15.71	0.35		(1.13)	(0.78)	(0.34)	(1.33)	(1.67)
Year Ended June 30, 2007	14.26	0.36		1.90	2.26	(0.35)	(0.46)	(0.81)
January 1, 2006 through June 30, 2006 (h)	14.06	0.16	(e)	0.21	0.37	(0.17)	—	(0.17)
Year Ended December 31, 2005	13.75	0.25	(e)	0.33	0.58	(0.27)	—	(0.27)
Year Ended December 31, 2004	12.81	0.22	(e)	0.96	1.18	(0.24)	—	(0.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.82, $1.83, $1.82, $1.82 and $1.84 and the total return would have been 18.23%, 17.99%, 17.97%, 18.48% and 18.42% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.54	18.33% (f)		$110,066	1.01%	2.15	%(f)	1.40%	37%
10.71	(15.04)		95,028	1.11	2.36		1.40	165
13.23	(5.68	)(g)	134,183	1.14	2.04		1.33	234
15.68	15.79		159,579	1.14	2.11		1.34	218
14.24	2.51		140,537	1.14	2.01		1.42	127
14.04	4.04		149,015	1.14	1.65		1.30	214
13.73	8.94		42,711	1.25	1.32		1.63	242

12.56	18.09	(f)	17,444	1.52	1.61	(f)	1.90	37
10.72	(15.51)		18,025	1.62	1.81		1.89	165
13.24	(6.20	)(g)	37,605	1.65	1.51		1.83	234
15.69	15.30		69,996	1.65	1.57		1.84	218
14.23	2.24		106,044	1.65	1.49		1.92	127
14.03	3.49		128,985	1.65	1.16		1.79	214
13.72	8.16		13,641	1.93	0.63		2.13	242

12.53	18.06	(f)	3,463	1.52	1.67	(f)	1.90	37
10.70	(15.46)		2,841	1.61	1.85		1.90	165
13.22	(6.24	)(g)	3,636	1.65	1.53		1.83	234
15.68	15.32		5,015	1.65	1.60		1.84	218
14.23	2.24		4,489	1.65	1.49		1.92	127
14.03	3.50		5,314	1.65	1.15		1.79	214
13.72	8.10		786	1.93	0.65		2.13	242

12.56	18.57	(f)	178,549	0.52	2.72	(f)	1.00	37
10.73	(14.60)		124,261	0.62	2.83		1.00	165
13.25	(5.20	)(g)	236,864	0.65	2.55		0.93	234
15.70	16.39		227,438	0.65	2.60		0.94	218
14.25	2.76		208,490	0.65	2.50		1.02	127
14.05	4.54		309,942	0.65	2.09		0.88	214
13.74	9.55		258,665	0.65	1.90		0.94	242

12.58	18.51	(f)	54,256	0.76	2.39	(f)	1.15	37
10.74	(14.79)		50,070	0.86	2.60		1.15	165
13.26	(5.43	)(g)	76,601	0.89	2.31		1.08	234
15.71	16.11		107,974	0.89	2.36		1.09	218
14.26	2.63		98,539	0.89	2.25		1.17	127
14.06	4.28		126,285	0.89	1.86		1.04	214
13.75	9.28		136,990	0.91	1.65		1.11	242

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   35

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

Effective November 1, 2009, Class B Shares of the Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

36   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$15,199	$3,960	$—	$19,159
Consumer Staples	11,199	5,086	—	16,285
Energy	13,736	4,240	—	17,976
Financials	20,036	9,492	—	29,528
Health Care	17,740	4,572	—	22,312
Industrials	14,925	5,300	—	20,225
Information Technology	34,291	3,966	—	38,257
Materials	5,886	2,777	—	8,663
Telecommunication Services	3,522	2,510	—	6,032
Utilities	3,875	2,341	—	6,216
Total Common Stocks	140,409	44,244	—	184,653
Preferred Stocks
Financials	—	178	—	178
Total Preferred Stocks	—	178	—	178
Debt Securities
Asset-Backed Securities	—	892	—	892
Collateralized Mortgage Obligations	—	37,166	—	37,166
Commercial Mortgage-Backed Securities	—	561	—	561
Corporate Bonds
Consumer Discretionary	—	2,619	—	2,619
Consumer Staples	—	1,631	—	1,631
Energy	—	778	—	778
Financials	—	14,130	—	14,130
Health Care	—	305	—	305
Industrials	—	1,183	—	1,183
Information Technology	—	598	—	598
Materials	—	841	—	841
Telecommunication Services	—	2,533	—	2,533
Utilities	—	2,929	—	2,929
Total Corporate Bonds	—	27,547	—	27,547
Foreign Government Securities	—	67	—	67
Mortgage Pass-Through Securities	—	2,191	—	2,191
U.S. Government Agency Security	—	64	—	64
U.S. Treasury Obligations	—	25,608	—	25,608
Investment Companies	65,511	—	—	65,511
Short-Term Investment
Investment Company	18,596	—	—	18,596
Total Investments in Securities	$224,516	$138,518	$—	$363,034
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$205	$—	$205
Futures Contracts	449	—	—	449
Total Appreciation in Other Financial Instruments	$449	$205	$—	$654
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(114)	$—	$(114)
Futures Contracts	(381)	—	—	(381)
Total Depreciation in Other Financial Instruments	$(381)	$(114)	$—	$(495)

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

B.  Restricted and Illiquid Securities — The Fund invests in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of December 31, 2009, were approximately $174,000 and less than 0.1%, respectively.

C.  Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock market. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures notional amounts and values as of December 31, 2009, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Fund’s derivative activities over the reporting period.

D.  Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The settlement value balances as of December 31, 2009, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the forward foreign currency exchange contract activity.

E.  Summary of Derivative Information

The following table presents the value of derivatives held as of December 31, 2009, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of December 31, 2009

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets—Unrealized Appreciation	$89	$—
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	—	205
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	360	—
Total		$449	$205

38   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Futures (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(242)	$—
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	(114)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(139)	—
Total		$(381)	$(114)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended December 31, 2009, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended December 31, 2009

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$397	$—	$397
Foreign exchange contracts	—	315	315
Equity contracts	1,874	—	1,874
Total	$2,271	$315	$2,586

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(209)	$—	$(209)
Foreign exchange contracts	—	(9)	(9)
Equity contracts	233	—	233
Total	$24	$(9)	$15

The Fund’s derivatives contracts held at December 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F.  Transactions with Affiliates — An issuer which is under common control with the Fund may be considered to be an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers (amounts in thousands):

	For the six months ended December 31, 2009
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Interest/ Dividend Income	Shares/Principal Amount ($) at December 31, 2009	Value at December 31, 2009
Bear Stearns Cos. LLC (The), 5.700%, 11/15/14*	$153	$—	$—	$—	$4	$150	$165
JPMorgan Emerging Markets Debt Fund, Select Class Shares	4,349	574	—	—	142	724	5,437
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	10,144	1,428	—	—	60	696	14,591
JPMorgan High Yield Fund, Ultra Shares	14,447	1,762	—	—	711	2,372	18,357
JPMorgan International Realty Fund, Select Class Shares	2,883	317	—	—	318	390	3,548
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	1	300	301	—	3	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,971	97,884	85,259	—	12	18,596	18,596

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

	For the six months ended December 31, 2009
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Interest/ Dividend Income	Shares/Principal Amount ($) at December 31, 2009	Value at December 31, 2009
JPMorgan Realty Income Fund, Institutional Class Shares	$2,965	$77	$650	$148	$37	$481	$3,612
JPMorgan Value Advantage Fund, Institutional Class Shares	11,701	4,929	—	—	329	1,308	19,966
	$52,614			$148	$1,616		$84,272

*	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

G.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

H.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Fund’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

I.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

40   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

K.  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2009, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2009, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$4	$4

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.14%	1.65%	1.65%	0.65%	0.89%

The contractual expense limitation agreements were in effect for the six months ended December 31, 2009. The expense limitation percentages in the table above are in place until at least October 31, 2010.

For the six months ended December 31, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Serving	Total
$407	$82	$489

Voluntary waivers
Investment Advisory	Total
$204	$204

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2009 was approximately $9,000.

The shares of the Underlying Funds in which the Fund invests impose a separate advisory and a shareholder servicing fee. The Fund’s Advisor and/or Distributor have voluntarily agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These voluntary waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended December 31, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

42   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

4. Investment Transactions

During the six months ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$114,306	$111,169	$15,633	$3,101

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$305,174	$64,242	$6,382	$57,860

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because they are investment companies in the same “group of investment companies (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2009 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Fund’s investment advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

Because of the Fund’s investments in other Funds (the ”Underlying Funds“), the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisory Corporation (”BOIA“) subsequently known as JPMIA, entered into agreements with the SEC and the New York Attorney General (”NYAG“) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the ”SEC Order“) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced ”net management fee rates“ for certain Funds (”Reduced Rate Funds“). ”Net Management Fee Rates“ means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as ”Reduced Rates.“ The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Transfers-in-Kind

For the six months ended December 31, 2009, certain shareholders of the Fund purchased shares and the Fund received portfolio securities primarily by means of a subscription in-kind for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
Diversified Fund	08/03/09	$4,052	Subscription-in-kind

10. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 19, 2010, the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

44   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,183.30	$5.56	1.01%
Hypothetical	1,000.00	1,020.11	5.14	1.01
Class B
Actual	1,000.00	1,180.90	8.36	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52
Class C
Actual	1,000.00	1,180.60	8.35	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52
Institutional Class
Actual	1,000.00	1,185.70	2.86	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Select Class
Actual	1,000.00	1,185.10	4.19	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of the Fund at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of

46   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Fund’s performance was in the first, second and second quintiles for Class A shares and in the first, first and second quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates

DECEMBER 31, 2009        J.P. MORGAN U.S. EQUITY FUNDS   47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

48   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2009

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	SAN-DIV-1209

Semi-Annual Report

J.P. Morgan Intrepid Funds

Six months ended December 31, 2009 (Unaudited)

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Plus Fund
JPMorgan Intrepid Value Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Intrepid America Fund	2
JPMorgan Intrepid Growth Fund	5
JPMorgan Intrepid Mid Cap Fund	8
JPMorgan Intrepid Multi Cap Fund	11
JPMorgan Intrepid Plus Fund	14
JPMorgan Intrepid Value Fund	17
Schedules of Portfolio Investments	20
Financial Statements	46
Financial Highlights	66
Notes to Financial Statements	78
Schedule of Shareholder Expenses	88
Board Approval of Investment Advisory Agreements	91

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

We’ve certainly come a long way from the negative and confusing environment that we faced earlier this year, when the global financial system was in the midst of an unprecedented crisis, stock markets worldwide were crashing, and the U.S. economy was in the midst of its worst recession since World War II. In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets continue to rally

A strong second quarter stock market rally helped propel the equity markets out of negative territory for the year. This rally continued throughout the second half of the year. The Standard & Poor’s 500 Index returned 22.6% for the 6-month period ended December 31, 2009.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts for the 6-month period (27.8%, according to the Russell Midcap Index, compared to 23.1% and 23.9%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Among large cap stocks, growth and value fared similarly; the Russell 1000 Growth Index returned 23.0% for the 6-month period, compared to 23.2% for the Russell 1000 Value Index. In the mid and small cap sectors, value companies performed ahead of growth, with the Russell Midcap Value returning 30.1% and the Midcap Growth returning 25.5% for the period. In the small cap segment, the Russell 2000 Value Index returned 27.2%, while the Russell 2000 Growth Index returned 20.8%.

Overseas stocks, particularly emerging markets, overcame a rough start to the year to turn in an equally impressive comeback over the six-month period. The MSCI Emerging Markets Index returned 31.4% (gross) for the period, while the MSCI EAFE Index returned 22.2% (gross) for the same period.

Investors continue to seek higher risk, higher yields

Investors continued to flee to mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 4.0% for the 6-month period. Meanwhile, the Barclays Capital High Yield Index returned 21.3% for the six-month period, and the Barclays Capital Emerging Markets Index returned 14.0%. Yields on longer term Treasuries continued to climb. Yields on the benchmark 10-year Treasury jumped from 3.5% six months ago to 3.9% as of the end of this reporting period. Yields on the 30-year benchmark were 4.6%, compared to 4.3% six months ago, and yields on the two-year note remained unchanged at 1.1%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving, whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   1

JPMorgan Intrepid America Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$1,692,754
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid America Fund, which seeks to provide long-term capital growth,* returned 25.34%** (Select Class Shares) for the six months ended December 31, 2009, compared to the 23.11% return for the Russell 1000 Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008.

For the six-month period, both mid-cap and large-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930’s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund outperformed the Index during the period. The Fund’s exposure to companies with attractive value characteristics helped during the period, not surprising given that value stocks generally outperformed growth stocks as the market entered a recovery. But these value factors were somewhat overshadowed by the Fund’s momentum factors that focus on stocks with strong recent performance and which hurt its relative performance.

The Fund’s performance was aided by stock selection in the materials and information technology sectors. Among the stocks that contributed to the Fund’s performance was Dow Chemical Co., which manufactures chemicals and plastic materials. It received a boost from synergies resulting from the acquisition of a competitor, Rohm and Haas Co., and continues to execute well on its corporate strategy. Freeport-McMoRan Copper & Gold, Inc., which mines copper and gold, did quite well as the U.S. dollar declined and global demand for copper, particularly from China, led to higher commodity prices.

Sectors that detracted from performance during the period were financials and telecommunication services. In the case of the former, State Street Corp., which provides a range of financial products and services for institutional investors, missed earnings as a result of increasing their cash reserves. As for telecommunication services, Sprint-Nextel Corp., which provides wireless service and products for businesses, government and individual consumers, suffered amid fears it lacked a viable alternative to cell phones offered by rivals like Verizon and AT&T.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. The Fund employed a disciplined quantitative ranking methodology to identify stocks of companies in each sector that exhibited superior momentum (companies whose share values have been increasing and have the potential for continued growth) with attractive stock valuations. The managers then do in-depth fundamental research to ensure that the companies met their original investment thesis. The Fund continues to be run in a manner that strives to be style pure, fully invested and sector neutral.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	3.5%
2.	Hewlett-Packard Co.	2.9
3.	Bank of America Corp.	2.8
4.	Pfizer, Inc.	2.6
5.	Goldman Sachs Group, Inc. (The)	2.0
6.	Time Warner, Inc.	1.9
7.	Verizon Communications, Inc.	1.8
8.	Cisco Systems, Inc.	1.7
9.	Exxon Mobil Corp.	1.6
10.	Morgan Stanley	1.5

2   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.6%
Financials	14.7
Health Care	13.2
Industrials	11.9
Energy	10.7
Consumer Discretionary	8.6
Consumer Staples	8.4
Materials	4.9
Utilities	3.5
Telecommunication Services	2.8
Short-Term Investment	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   3

JPMorgan Intrepid America Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		25.13%	29.31%	0.54%	7.41%
With Sales Charge*		18.56	22.52	(0.54)	6.57
CLASS C SHARES	2/19/05
Without CDSC		24.86	28.73	0.04	7.02
With CDSC**		23.86	27.73	0.04	7.02
CLASS R2 SHARES	11/3/08	24.99	29.03	0.48	7.36
CLASS R5 SHARES	5/15/06	25.52	29.94	0.93	7.72
SELECT CLASS SHARES	2/28/03	25.34	29.66	0.77	7.59

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

JPMorgan Intrepid Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$656,584
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Growth Fund, which seeks to provide long-term capital growth,* returned 25.06%** (Select Class Shares) for the six months ended December 31, 2009, compared to the 23.03% return for the Russell 1000 Growth Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008.

For the six-month period, both mid-cap and large-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930’s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund outperformed the Index during the period. The Fund’s exposure to companies with attractive value characteristics helped during the period, not surprising given that value stocks generally outperformed growth stocks, as the market enters recovery. But these value factors were somewhat overshadowed by the Fund’s momentum factors that focus on stocks with strong recent performance and which hurt relative returns.

Favorable stock selection in two sectors helped drive the Fund’s outperformance versus the Index: materials and industrials. Performance in the materials sector was helped by Dow Chemical Co., which manufactures chemicals and plastic materials. Dow Chemical Co. received a boost from synergies resulting from the acquisition of a competitor, Rohm and Haas Co., and continues to execute well on its corporate strategy. Caterpillar Inc., a construction machinery company, underperformed during the market’s decline in 2008, as investors were concerned with the cyclicality of industrial firms. We believed the company was attractively valued and increased the Fund’s exposure as the markets began to normalize and the “worst case scenario” wasn’t realized. Both Dow Chemical and Caterpillar benefited from better demand in the U.S, as well as their exposure to emerging markets in Asia and the Middle East., Collectively, we believe these factors helped them to significantly outperform the Index over the six months ended December 31, 2009.

Sectors that detracted from performance versus the Index during the period were financials and telecommunications services. In the case of the former, State Street Corp., which provides a range of products and services for institutional investors, missed earnings as a result of increasing their cash reserves. As for telecommunications services, Sprint-Nextel Corp., which provides wireless service and products for businesses, government and individual consumers, suffered amid fears it lacked a viable alternative to cell phones offered by rivals like Verizon and AT&T.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. The Fund employed a disciplined quantitative ranking methodology to identify stocks of companies in each sector that exhibited superior momentum (companies whose share values have been increasing and have the potential for continued growth) with attractive stock valuations. The managers then do in-depth fundamental research to ensure that the companies met their original investment thesis. The Fund continues to be run in a manner that strives to be style pure, fully invested and sector neutral.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	5.7%
2.	Cisco Systems, Inc.	4.0
3.	Hewlett-Packard Co.	3.6
4.	Apple, Inc.	2.8
5.	Google, Inc., Class A	2.7
6.	International Business Machines Corp.	2.7
7.	Philip Morris International, Inc.	2.4
8.	Medtronic, Inc.	2.2
9.	Walgreen Co.	2.0
10.	Kimberly-Clark Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	34.2%
Health Care	15.3
Consumer Staples	14.0
Industrials	10.7
Consumer Discretionary	10.1
Materials	5.3
Financials	5.2
Energy	4.7
Telecommunication Services	0.4
Short-Term Investment	0.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		24.84%	33.46%	1.23%	7.10%
With Sales Charge*		18.32	26.44	0.14	6.26
CLASS C SHARES	2/19/05
Without CDSC		24.58	32.75	0.72	6.70
With CDSC**		23.58	31.75	0.72	6.70
CLASS R2 SHARES	11/3/08	24.71	33.04	1.17	7.05
CLASS R5 SHARES	5/15/06	25.14	34.03	1.61	7.39
SELECT CLASS SHARES	2/28/03	25.06	33.82	1.47	7.28

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$432,809
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Intrepid Mid Cap Fund, which seeks long term capital growth by investing primarily in equity securities of companies with intermediate capitalizations,* returned 27.41%** (Select Class Shares) for the six months ended December 31, 2009, compared to the 27.76% return for the Russell Midcap Index (the “Index”) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008.

For the six-month period, mid-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930’s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund slightly underperformed the Index during the period. The Fund’s exposure to companies with attractive value characteristics helped during the period, not surprising given that value stocks generally outperformed growth stocks as the market entered a recovery. But these value factors were overshadowed by the Fund’s momentum factors that focus on stocks with strong recent performance and which hurt relative returns.

In terms of sectors, information technology and telecommunication services were detractors from performance during the period. In the information technology arena, Commscope, Inc., which manufactures coaxial cable for communications networks, saw its profits decline, due largely to the slowdown in home and business construction. In telecommunications services, Crown Castle International Corp., which owns and operates wireless communications towers and broadcast transmission networks, reported strong revenues during the period, but also increased operating expenses, which was a net negative for earnings.

Sectors that contributed to the Fund’s performance included healthcare and energy. Warner Chilcott Ltd., a pharmaceutical company that focuses on women’s healthcare and dermatology, posted significant revenue growth during the period, driven by sales from an October acquisition of Procter & Gamble’s global branded prescription drug business. In the energy arena, Cimarex Energy Co., an oil and gas producer, saw strong gains in profit, due to increased drilling volume and a rebound in energy prices.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. The Fund employed a disciplined quantitative ranking methodology to identify stocks of companies in each sector that exhibited superior momentum (companies whose share values have been increasing and have the potential for continued growth) with attractive stock valuations. The managers then do in-depth fundamental research to ensure that the companies met their original investment thesis. The Fund continues to be run in a manner that strives to be style pure, fully invested and sector neutral.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Sempra Energy	1.4%
2.	Computer Sciences Corp.	1.1
3.	Life Technologies Corp.	1.0
4.	Western Digital Corp.	1.0
5.	Jarden Corp.	1.0
6.	Energen Corp.	1.0
7.	AmerisourceBergen Corp.	1.0
8.	NRG Energy, Inc.	1.0
9.	CA, Inc.	1.0
10.	CenturyTel, Inc.	1.0

8   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	18.1%
Financials	17.9
Information Technology	14.6
Industrials	11.8
Health Care	9.4
Utilities	8.5
Materials	6.9
Energy	5.9
Consumer Staples	3.9
Telecommunication Services	1.6
U.S. Treasury Obligation	0.1
Short-Term Investment	1.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		27.10%	35.40%	2.32%	4.54%
With Sales Charge*		20.40	28.31	1.22	3.98
CLASS B SHARES	9/23/96
Without CDSC		26.72	34.51	1.69	3.97
With CDSC**		21.72	29.51	1.31	3.97
CLASS C SHARES	3/22/99
Without CDSC		26.71	34.49	1.71	3.83
With CDSC***		25.71	33.49	1.71	3.83
SELECT CLASS SHARES	6/1/91	27.41	35.91	2.59	4.81

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 1999 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$12,061
Primary Benchmark	Russell 3000 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Intrepid Multi Cap Fund, which seeks to provide long-term capital appreciation,* returned 25.97%** (Select Class Shares) for the six months ended December 31, 2009, compared to the 23.17% return for the Russell 3000 Index (the “Index”) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008.

For the six-month period, small-, mid- and large-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930’s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund outperformed the Index during the reporting period. The Fund’s exposure to companies with attractive value characteristics helped during the period, not surprising given that value stocks generally outperformed growth stocks as the market entered a recovery. But these value factors were somewhat overshadowed by the Fund’s momentum factors that focus on stocks with strong recent performance, which hurt relative returns. The Fund can invest in small-, medium- and large-cap stocks, all of which performed well during the six-month period. Mid- and small- cap stocks did particularly well, as investors sought greater exposure to them during the market rally.

All told, the Fund’s outperformance versus the Index was driven by favorable stock selection in the healthcare and materials sectors. In the healthcare arena, one stock that contributed to performance was Warner Chilcott Ltd., a pharmaceutical company that focuses on women’s healthcare and dermatology. It posted significant revenue growth during the period, driven by sales from an October 2009 acquisition of Procter & Gamble’s global branded prescription drug business. In the materials sector, Dow Chemical Co., which manufactures chemicals and plastic materials, received a boost from synergies resulting from the acquisition of a competitor, Rohm and Haas Co., and continues to execute well on its corporate strategy.

Detractors to the Fund’s performance during the period included the financials and utilities sectors. One financial stock that underperformed the Index was State Street Corp., which provides a range of financial products and services for institutional investors, missed earnings as a result of increasing their cash reserves. In the utilities sector, NRG Energy, which owns and operates power plants, detracted from performance as it reported weaker than expected earnings, driven by a combination of maintenance costs incurred its facilities and unplanned power outages at some of its plants.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. The Fund employed a disciplined quantitative ranking methodology to identify stocks of companies in each sector that exhibited superior momentum (companies whose share values have been increasing and have the potential for continued growth) with attractive stock valuations. The managers then do in-depth fundamental research to ensure that the companies met their original investment thesis. The Fund continues to be run in a manner that strives to be style pure, fully invested and sector neutral.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   11

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Goldman Sachs Group, Inc. (The)	2.6%
2.	Bank of America Corp.	2.4
3.	Pfizer, Inc.	2.1
4.	Hewlett-Packard Co.	2.0
5.	Cisco Systems, Inc.	2.0
6.	Microsoft Corp.	1.8
7.	Occidental Petroleum Corp.	1.6
8.	Warner Chilcott plc, (Ireland), Class A	1.6
9.	Exxon Mobil Corp.	1.4
10.	Dow Chemical Co. (The)	1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.6%
Financials	15.1
Health Care	12.8
Industrials	11.6
Energy	10.9
Consumer Discretionary	9.1
Consumer Staples	7.5
Materials	5.3
Utilities	3.8
Telecommunication Services	2.0
Short-Term Investment	2.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		25.78%	29.84%	(1.13)%	6.49%
With Sales Charge*		19.20	23.03	(2.19)	5.66
CLASS C SHARES	2/19/05
Without CDSC		25.39	29.19	(1.62)	6.11
With CDSC**		24.39	28.19	(1.62)	6.11
SELECT CLASS SHARES	2/28/03	25.97	30.23	(0.89)	6.68

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   13

JPMorgan Intrepid Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 31, 2006
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$128,141
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Plus Fund, which seeks to provide long-term capital appreciation,* returned 22.87%** (Select Class Shares) for the six months ended December 31, 2009, compared to the 23.11% return for the Russell 1000 Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008.

For the six-month period, both mid-cap and large-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930’s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market sell-off in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing. The Fund, which takes both long positions in equity securities that offer attractive return potential and short positions in those that will likely underperform, slightly underperformed its Index.

The Fund’s exposure to companies with attractive value characteristics helped during the period, not surprising given that value stocks generally outperformed growth stocks, as the market entered a recovery. But these value factors were overshadowed by the Fund’s momentum factors that focus on stocks with strong recent performance, which hurt relative returns.

Stock selection in two sectors drove the Fund’s underperformance: energy and consumer staples. In the energy arena, oil and gas producer ConocoPhillips was negatively impacted by volatile oil prices and from higher than expected exploration costs. An example of a consumer staples holding that negatively impacted the Fund’s performance versus the Index was the grocery store, Kroger. The company’s stock lagged the Index due to deteriorating profit margins driven by consumers who were frugal shoppers during the economic downturn.

On the positive side, stock selection in the healthcare and consumer discretionary sectors contributed to performance. In the case of the former, pharmaceutical maker Mylan, Inc., received Food & Drug Administration (FDA) approval to market an epilepsy drug in tablet form, which helped its shares to outperform the Index. In the consumer discretionary arena, online retailer Amazon.com was a strong performer. We thought the stock had gotten very inexpensive during the market selloff, yet its fundamentals looked solid. The company reported that the holiday shopping season was its strongest to date and its shares moved sharply higher as a result.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth. Additionally, the Fund took long positions in equity securities we believed offered attractive return potential and sold short securities we believed would underperform.

14   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Microsoft Corp.	4.0%
2.	Google, Inc., Class A	3.0
3.	Merck & Co., Inc.	2.9
4.	Pfizer, Inc.	2.9
5.	Chevron Corp.	2.7
6.	Exxon Mobil Corp.	2.7
7.	Cisco Systems, Inc.	2.6
8.	Bank of America Corp.	2.5
9.	Abbott Laboratories	2.4
10.	Procter & Gamble Co.	2.2

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.2%
Financials	14.6
Health Care	14.5
Consumer Discretionary	10.9
Energy	10.5
Industrials	10.4
Consumer Staples	8.6
Materials	4.3
Telecommunication Services	3.1
Utilities	2.2
Short-Term Investment	1.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIOˆ

1.	Materials Select Sector SPDR Fund	4.4%
2.	SPDR Trust, Series 1	4.3
3.	Health Care Select Sector SPDR Fund	3.1
4.	Invesco Ltd.	3.1
5.	Omnicom Group, Inc.	3.0
6.	American Eagle Outfitters, Inc.	3.0
7.	eBay, Inc.	3.0
8.	Danaher Corp.	2.9
9.	Intuit, Inc.	2.9
10.	Forest Laboratories, Inc.	2.9

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTORˆ

Consumer Discretionary	21.7%
Mutual Funds	14.6
Information Technology	14.5
Health Care	14.2
Industrials	12.9
Financials	11.5
Materials	6.3
Consumer Staples	2.9
Energy	1.4

ˆ	Percentages indicated are based upon total short positions as of December 31, 2009. The Fund’s composition is subject to change.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of December 31, 2009. The Fund’s composition is subject to change.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   15

JPMorgan Intrepid Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		22.71%	28.67%	(7.00)%	(3.14)%
With Sales Charge*		16.24	21.92	(8.65)	(4.46)
CLASS C SHARES	1/31/06
Without CDSC		22.36	27.91	(7.46)	(3.62)
With CDSC**		21.36	26.91	(7.46)	(3.62)
SELECT CLASS SHARES	1/31/06	22.87	28.95	(6.76)	(2.89)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Plus Fund, the Russell 1000 Index and the Lipper Long/Short Equity Funds Average from January 31, 2006 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends, capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Long/Short Equity Funds Average represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

JPMorgan Intrepid Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2009 (In Thousands)	$291,635
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Value Fund, which seeks to provide long-term capital appreciation,* returned 24.48%** (Select Class Shares) for the six months ended December 31, 2009, compared to the 23.23 % return for the Russell 1000 Value Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The stock market rally that began in March 2009 spanned the entire U.S. equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008.

For the six-month period, both mid-cap and large-cap equities provided investors with solid returns, a welcome change after what had arguably been one of the worst market downturns since the Great Depression of the 1930’s. During the period, there were indications that the worst of the housing market’s woes, which helped start the market selloff in 2007, were beginning to ease. The price of many commodities rose, signaling renewed demand for energy and raw materials, and consumer spending, while off its previous highs, showed signs of stabilizing.

The Fund outperformed the Index during the period. The Fund’s exposure to companies with attractive value characteristics helped during the period, not surprising given that value stocks generally outperformed growth stocks as the market began recovering. But these value factors were somewhat overshadowed by the Fund’s momentum factors that focus on stocks with strong recent performance and which hurt relative returns.

Favorable stock selection in two sectors helped drive the Fund’s outperformance versus the Index: industrials and materials. Caterpillar, Inc., a construction machinery company, underperformed during the market’s decline in 2008, as investors were concerned with the cyclicality of industrial firms. We believed the company was attractively valued and increased the Fund’s exposure as the markets began to normalize and the “worst case scenario” wasn’t realized. Performance in the materials sector was helped by Dow Chemical Co., which manufactures chemicals and plastic materials. Dow Chemical Co. received a boost from synergies resulting from the acquisition of a competitor, Rohm and Haas Co., and continues to execute well on its corporate strategy. Both and Caterpillar and Dow Chemical benefited from better demand in the U.S, as well as their exposure to emerging markets in Asia and the Middle East. Collectively, we believe these factors helped them to significantly outperform the Index over the six months ended December 31, 2009.

Sectors that detracted from performance versus the Index during the period were financials and telecommunications services. In the case of the former, State Street Corp., which provides a range of products and services for institutional investors, missed earnings as a result of increasing their cash reserves. As for telecommunications services, Sprint-Nextel Corp., which provides wireless service and products for businesses, government and individual consumers, suffered amid fears it lacked a viable alternative to cell phones offered by rivals like Verizon and AT&T.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. The Fund employed a disciplined quantitative ranking methodology to identify stocks of companies in each sector that exhibited superior momentum (companies whose share values have been increasing and have the potential for continued growth) with attractive stock valuations. The managers then do in-depth fundamental research to ensure that the companies met their original investment thesis. The Fund continues to be run in a manner that strives to be style pure, fully invested and sector neutral.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   17

JPMorgan Intrepid Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Pfizer, Inc.	4.1%
2.	Bank of America Corp.	3.8
3.	Exxon Mobil Corp.	3.3
4.	Verizon Communications, Inc.	2.9
5.	Goldman Sachs Group, Inc. (The)	2.8
6.	Chevron Corp.	2.6
7.	Occidental Petroleum Corp.	2.5
8.	Wells Fargo & Co.	2.3
9.	ConocoPhillips	2.3
10.	Time Warner, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	23.3%
Energy	18.4
Industrials	12.1
Health Care	9.5
Consumer Discretionary	9.3
Information Technology	6.6
Materials	5.7
Utilities	5.4
Telecommunication Services	5.0
Consumer Staples	4.1
Short-Term Investment	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Fund’s composition is subject to change.

18   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		24.26%	23.60%	1.04%	8.34%
With Sales Charge*		17.76	17.13	(0.04)	7.49
CLASS C SHARES	2/19/05
Without CDSC		23.93	22.95	0.54	7.95
With CDSC**		22.93	21.95	0.54	7.95
CLASS R2 SHARES	11/3/08	24.14	23.26	0.99	8.30
CLASS R5 SHARES	5/15/06	24.51	24.14	1.43	8.64
SELECT CLASS SHARES	2/28/03	24.48	23.91	1.29	8.53

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   19

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Consumer Discretionary — 8.5%
	Auto Components — 0.3%
195	Johnson Controls, Inc.	5,308
	Hotels, Restaurants & Leisure — 1.7%
297	Carnival Corp. (a)	9,406
419	Royal Caribbean Cruises Ltd. (a) (c)	10,597
465	Wyndham Worldwide Corp.	9,387
		29,390
	Household Durables — 0.4%
76	Whirlpool Corp. (c)	6,146
	Media — 4.0%
123	Discovery Communications, Inc., Class A (a)	3,785
746	Gannett Co., Inc.	11,077
1,064	Time Warner, Inc.	30,991
683	Walt Disney Co. (The)	22,030
		67,883
	Multiline Retail — 0.9%
477	Macy’s, Inc.	7,986
193	Nordstrom, Inc. (c)	7,234
		15,220
	Specialty Retail — 0.8%
538	Chico’s FAS, Inc. (a)	7,559
240	Signet Jewelers Ltd., (Bermuda) (a)	6,405
		13,964
	Textiles, Apparel & Luxury Goods — 0.4%
355	Jones Apparel Group, Inc.	5,703
	Total Consumer Discretionary	143,614
	Consumer Staples — 8.3%
	Beverages — 0.7%
185	Coca-Cola Enterprises, Inc.	3,926
244	Dr. Pepper Snapple Group, Inc.	6,908
		10,834
	Food & Staples Retailing — 2.0%
144	SYSCO Corp. (c)	4,009
511	Walgreen Co.	18,749
215	Wal-Mart Stores, Inc.	11,476
		34,234
	Food Products — 0.6%
208	Dean Foods Co. (a)	3,743
549	Del Monte Foods Co.	6,225
		9,968
	Household Products — 1.5%
33	Energizer Holdings, Inc. (a)	1,998
378	Kimberly-Clark Corp.	24,063
		26,061
	Personal Products — 0.6%
171	Herbalife Ltd., (Cayman Islands)	6,921
78	NBTY, Inc. (a)	3,379
		10,300
	Tobacco — 2.9%
1,153	Altria Group, Inc.	22,633
471	Philip Morris International, Inc.	22,707
63	Reynolds American, Inc.	3,329
		48,669
	Total Consumer Staples	140,066
	Energy — 10.6%
	Energy Equipment & Services — 3.1%
110	Cameron International Corp. (a)	4,590
504	National Oilwell Varco, Inc.	22,217
198	Noble Corp., (Switzerland)	8,046
232	Oil States International, Inc. (a) (c)	9,104
96	Transocean Ltd., (Switzerland) (a)	7,907
		51,864
	Oil, Gas & Consumable Fuels — 7.5%
177	Apache Corp.	18,251
148	Chevron Corp.	11,356
381	ConocoPhillips	19,450
399	Exxon Mobil Corp.	27,211
184	Hess Corp.	11,132
115	Newfield Exploration Co. (a)	5,556
308	Occidental Petroleum Corp.	25,044
192	Pioneer Natural Resources Co. (c)	9,229
		127,229
	Total Energy	179,093
	Financials — 14.6%
	Capital Markets — 4.2%
307	Ameriprise Financial, Inc.	11,906
197	Goldman Sachs Group, Inc. (The)	33,180
876	Morgan Stanley	25,925
		71,011
	Commercial Banks — 2.1%
187	PNC Financial Services Group, Inc.	9,877
929	Wells Fargo & Co.	25,064
		34,941

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Consumer Finance — 1.0%
445	Capital One Financial Corp. (c)	17,069
	Diversified Financial Services — 3.2%
3,112	Bank of America Corp.	46,867
2,261	Citigroup, Inc.	7,485
		54,352
	Insurance — 2.6%
116	ACE Ltd., (Switzerland) (a)	5,852
176	Endurance Specialty Holdings Ltd., (Bermuda)	6,560
296	Lincoln National Corp.	7,372
387	Prudential Financial, Inc.	19,272
230	XL Capital Ltd., (Bermuda), Class A	4,223
		43,279
	Real Estate Investment Trusts (REITs) — 1.5%
77	Digital Realty Trust, Inc. (c)	3,862
217	ProLogis (c)	2,971
181	Realty Income Corp. (c)	4,700
173	Senior Housing Properties Trust (c)	3,773
68	Simon Property Group, Inc. (c)	5,413
330	UDR, Inc.	5,420
		26,139
	Total Financials	246,791
	Health Care — 13.1%
	Biotechnology — 1.9%
369	Amgen, Inc. (a)	20,874
233	Biogen Idec, Inc. (a)	12,455
		33,329
	Health Care Equipment & Supplies — 1.8%
185	Kinetic Concepts, Inc. (a) (c)	6,946
531	Medtronic, Inc.	23,349
		30,295
	Health Care Providers & Services — 3.4%
224	CIGNA Corp.	7,897
197	Community Health Systems, Inc. (a) (c)	7,010
286	McKesson Corp.	17,900
807	UnitedHealth Group, Inc.	24,582
		57,389
	Health Care Technology — 0.3%
235	IMS Health, Inc.	4,954
	Life Sciences Tools & Services — 0.9%
135	Life Technologies Corp. (a)	7,056
165	Thermo Fisher Scientific, Inc. (a)	7,888
		14,944
	Pharmaceuticals — 4.8%
604	Merck & Co., Inc.	22,085
2,408	Pfizer, Inc.	43,808
289	Warner Chilcott plc, (Ireland), Class A (a)	8,231
176	Watson Pharmaceuticals, Inc. (a) (c)	6,981
		81,105
	Total Health Care	222,016
	Industrials — 11.7%
	Aerospace & Defense — 1.6%
97	General Dynamics Corp.	6,640
288	United Technologies Corp.	20,011
		26,651
	Airlines — 0.8%
154	Copa Holdings S.A., (Panama), Class A	8,399
474	Delta Air Lines, Inc. (a) (c)	5,391
		13,790
	Commercial Services & Supplies — 0.4%
318	R.R. Donnelley & Sons Co.	7,089
	Construction & Engineering — 0.4%
258	Foster Wheeler AG (a)	7,590
	Electrical Equipment — 0.4%
167	Cooper Industries plc	7,125
	Industrial Conglomerates — 0.2%
190	General Electric Co.	2,870
	Machinery — 4.9%
391	Caterpillar, Inc.	22,255
142	Cummins, Inc.	6,489
127	Eaton Corp.	8,086
546	Ingersoll-Rand plc, (Ireland) (c)	19,518
164	Joy Global, Inc.	8,466
251	Oshkosh Corp.	9,294
177	Parker Hannifin Corp.	9,531
		83,639
	Road & Rail — 2.6%
142	Con-way, Inc.	4,946
285	CSX Corp.	13,810
484	Norfolk Southern Corp.	25,361
		44,117
	Trading Companies & Distributors — 0.4%
220	WESCO International, Inc. (a) (c)	5,931
	Total Industrials	198,802

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   21

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Information Technology — 20.4%
	Communications Equipment — 1.8%
1,194	Cisco Systems, Inc. (a)	28,580
84	Juniper Networks, Inc. (a)	2,251
		30,831
	Computers & Peripherals — 8.6%
113	Apple, Inc. (a)	23,912
1,739	Dell, Inc. (a)	24,973
528	EMC Corp. (a) (c)	9,219
955	Hewlett-Packard Co.	49,174
90	International Business Machines Corp.	11,788
281	Lexmark International, Inc., Class A (a) (c)	7,287
482	Seagate Technology, (Cayman Islands)	8,773
215	Western Digital Corp. (a)	9,479
		144,605
	Electronic Equipment, Instruments & Components — 1.0%
244	Arrow Electronics, Inc. (a)	7,237
148	Ingram Micro, Inc., Class A (a)	2,575
439	Jabil Circuit, Inc.	7,627
		17,439
	Internet Software & Services — 0.6%
97	AOL, Inc. (a)	2,250
12	Google, Inc., Class A (a)	7,687
		9,937
	IT Services — 2.2%
134	Alliance Data Systems Corp. (a) (c)	8,681
119	Computer Sciences Corp. (a) (c)	6,858
555	Convergys Corp. (a)	5,966
801	Western Union Co. (The)	15,097
		36,602
	Semiconductors & Semiconductor Equipment — 2.3%
278	Broadcom Corp., Class A (a)	8,756
153	Intersil Corp., Class A (c)	2,341
859	LSI Corp. (a)	5,162
137	Marvell Technology Group Ltd., (Bermuda) (a)	2,839
451	National Semiconductor Corp. (c)	6,927
131	Novellus Systems, Inc. (a) (c)	3,067
398	ON Semiconductor Corp. (a)	3,504
247	Xilinx, Inc.	6,182
		38,778
	Software — 3.9%
1,949	Microsoft Corp. (c)	59,410
224	Rovi Corp. (a)	7,129
		66,539
	Total Information Technology	344,731
	Materials — 4.8%
	Chemicals — 2.0%
231	Ashland, Inc.	9,136
891	Dow Chemical Co. (The)	24,627
		33,763
	Containers & Packaging — 0.5%
422	Temple-Inland, Inc.	8,908
	Metals & Mining — 1.9%
309	Freeport-McMoRan Copper & Gold, Inc. (a)	24,810
126	United States Steel Corp. (c)	6,967
		31,777
	Paper & Forest Products — 0.4%
130	Domtar Corp., (Canada) (a)	7,187
	Total Materials	81,635
	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
130	AT&T, Inc.	3,641
345	CenturyTel, Inc.	12,482
922	Verizon Communications, Inc.	30,536
	Total Telecommunication Services	46,659
	Utilities — 3.5%
	Electric Utilities — 0.7%
329	American Electric Power Co., Inc. (c)	11,434
	Independent Power Producers & Energy Traders — 0.3%
215	NRG Energy, Inc. (a)	5,069
	Multi-Utilities — 2.5%
389	PG&E Corp. (c)	17,373
450	Sempra Energy	25,191
		42,564
	Total Utilities	59,067
	Total Common Stocks (Cost $1,320,659)	1,662,474
Short-Term Investment — 0.7%
	Investment Company — 0.7%
12,682	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $12,682)	12,682

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 7.4%
	Investment Company — 7.4%
124,548	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $124,548)	124,548
	Total Investments — 106.3% (Cost $1,457,889)	1,799,704
	Liabilities in Excess of Other Assets — (6.3)%	(106,950)
	NET ASSETS — 100.0%	$1,692,754

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
118	S&P 500 Index	03/18/10	$32,765	$82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   23

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.3%
	Consumer Discretionary — 10.0%
	Auto Components — 0.2%
38	Johnson Controls, Inc.	1,038
	Hotels, Restaurants & Leisure — 3.2%
311	Carnival Corp. (a)	9,862
179	Royal Caribbean Cruises Ltd. (a) (c)	4,535
129	Starbucks Corp. (a)	2,970
181	Wyndham Worldwide Corp. (c)	3,651
		21,018
	Media — 2.5%
89	Discovery Communications, Inc., Class A (a)	2,714
281	Gannett Co., Inc.	4,176
332	Time Warner, Inc.	9,680
		16,570
	Multiline Retail — 1.3%
47	Kohl’s Corp. (a)	2,524
174	Macy’s, Inc.	2,921
77	Nordstrom, Inc. (c)	2,890
		8,335
	Specialty Retail — 2.0%
127	AutoNation, Inc. (a) (c)	2,426
204	Chico’s FAS, Inc. (a) (c)	2,866
83	Gap, Inc. (The)	1,736
135	Limited Brands, Inc. (c)	2,603
91	Signet Jewelers Ltd., (Bermuda) (a)	2,429
36	TJX Cos., Inc.	1,305
		13,365
	Textiles, Apparel & Luxury Goods — 0.8%
161	Jones Apparel Group, Inc.	2,586
35	Polo Ralph Lauren Corp. (c)	2,834
		5,420
	Total Consumer Discretionary	65,746
	Consumer Staples — 13.8%
	Beverages — 0.9%
163	Coca-Cola Enterprises, Inc.	3,445
94	Dr. Pepper Snapple Group, Inc.	2,669
		6,114
	Food & Staples Retailing — 3.4%
40	Casey’s General Stores, Inc. (c)	1,290
358	Walgreen Co.	13,131
150	Wal-Mart Stores, Inc.	8,028
		22,449
	Food Products — 1.2%
157	Dean Foods Co. (a)	2,838
212	Del Monte Foods Co.	2,407
106	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	2,345
		7,590
	Household Products — 2.6%
57	Colgate-Palmolive Co.	4,649
191	Kimberly-Clark Corp.	12,188
		16,837
	Personal Products — 1.1%
57	Avon Products, Inc.	1,786
73	Herbalife Ltd., (Cayman Islands)	2,962
59	NBTY, Inc. (a)	2,586
		7,334
	Tobacco — 4.6%
436	Altria Group, Inc.	8,559
320	Philip Morris International, Inc.	15,430
118	Reynolds American, Inc.	6,229
		30,218
	Total Consumer Staples	90,542
	Energy — 4.6%
	Energy Equipment & Services — 2.2%
32	Cameron International Corp. (a)	1,350
131	National Oilwell Varco, Inc.	5,762
137	Noble Corp., (Switzerland)	5,566
25	Transocean Ltd., (Switzerland) (a)	2,075
		14,753
	Oil, Gas & Consumable Fuels — 2.4%
32	Apache Corp.	3,322
49	Exxon Mobil Corp.	3,342
46	Newfield Exploration Co. (a) (c)	2,209
82	Occidental Petroleum Corp.	6,707
		15,580
	Total Energy	30,333
	Financials — 5.1%
	Capital Markets — 3.1%
109	Ameriprise Financial, Inc.	4,243
57	Goldman Sachs Group, Inc. (The)	9,691
220	Morgan Stanley	6,521
		20,455
	Diversified Financial Services — 0.5%
206	Bank of America Corp.	3,100

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — 1.0%
87	Lincoln National Corp.	2,172
86	Prudential Financial, Inc.	4,289
		6,461
	Real Estate Investment Trusts (REITs) — 0.5%
31	Digital Realty Trust, Inc. (c)	1,559
25	Simon Property Group, Inc. (c)	2,024
		3,583
	Total Financials	33,599
	Health Care — 15.0%
	Biotechnology — 3.6%
209	Amgen, Inc. (a)	11,840
149	Biogen Idec, Inc. (a)	7,961
114	Human Genome Sciences, Inc. (a)	3,492
		23,293
	Health Care Equipment & Supplies — 2.5%
72	Kinetic Concepts, Inc. (a) (c)	2,692
316	Medtronic, Inc.	13,915
		16,607
	Health Care Providers & Services — 2.5%
98	CIGNA Corp.	3,439
81	Community Health Systems, Inc. (a) (c)	2,869
103	McKesson Corp.	6,425
129	UnitedHealth Group, Inc.	3,920
		16,653
	Life Sciences Tools & Services — 2.0%
89	Life Technologies Corp. (a)	4,643
180	Thermo Fisher Scientific, Inc. (a)	8,570
		13,213
	Pharmaceuticals — 4.4%
85	Johnson & Johnson	5,446
172	Merck & Co., Inc.	6,296
69	Mylan, Inc. (a)	1,268
522	Pfizer, Inc.	9,497
59	Valeant Pharmaceuticals International (a) (c)	1,890
161	Warner Chilcott plc, (Ireland), Class A (a)	4,573
		28,970
	Total Health Care	98,736
	Industrials — 10.5%
	Aerospace & Defense — 1.4%
131	United Technologies Corp.	9,086
	Air Freight & Logistics — 0.4%
35	FedEx Corp.	2,921
	Airlines — 0.7%
54	Copa Holdings S.A., (Panama), Class A	2,947
131	Delta Air Lines, Inc. (a) (c)	1,493
		4,440
	Commercial Services & Supplies — 0.4%
122	R.R. Donnelley & Sons Co.	2,708
	Construction & Engineering — 0.5%
100	Foster Wheeler AG (a)	2,950
	Electrical Equipment — 0.4%
63	Cooper Industries plc	2,695
	Machinery — 4.6%
24	Bucyrus International, Inc.	1,370
126	Caterpillar, Inc.	7,181
56	Cummins, Inc.	2,568
30	Eaton Corp.	1,896
38	Gardner Denver, Inc. (c)	1,615
211	Ingersoll-Rand plc, (Ireland) (c)	7,537
46	Joy Global, Inc.	2,394
75	Oshkosh Corp.	2,788
58	Parker Hannifin Corp.	3,130
		30,479
	Road & Rail — 2.1%
54	Con-way, Inc.	1,885
65	CSX Corp. (c)	3,164
167	Norfolk Southern Corp.	8,736
		13,785
	Total Industrials	69,064
	Information Technology — 33.7%
	Communications Equipment — 4.2%
1,072	Cisco Systems, Inc. (a)	25,652
65	Juniper Networks, Inc. (a)	1,739
		27,391
	Computers & Peripherals — 12.4%
85	Apple, Inc. (a)	17,891
778	Dell, Inc. (a)	11,165
147	EMC Corp. (a) (c)	2,568
447	Hewlett-Packard Co.	23,027
131	International Business Machines Corp.	17,207
108	Lexmark International, Inc., Class A (a) (c)	2,801
185	Seagate Technology, (Cayman Islands) (c)	3,367
84	Western Digital Corp. (a)	3,713
		81,739

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   25

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electronic Equipment, Instruments & Components — 0.9%
94	Arrow Electronics, Inc. (a)	2,792
168	Jabil Circuit, Inc.	2,917
		5,709
	Internet Software & Services — 2.7%
28	Google, Inc., Class A (a)	17,608
		17,608
	IT Services — 2.5%
29	Alliance Data Systems Corp. (a) (c) (m)	1,896
87	Cognizant Technology Solutions Corp., Class A (a)	3,945
564	Western Union Co. (The)	10,637
		16,478
	Semiconductors & Semiconductor Equipment — 3.8%
52	Applied Materials, Inc. (c)	729
127	Broadcom Corp., Class A (a)	4,007
259	Intel Corp.	5,282
58	Intersil Corp., Class A (c)	882
79	Marvell Technology Group Ltd., (Bermuda) (a) (c)	1,638
51	Microsemi Corp. (a) (c)	910
289	National Semiconductor Corp. (c)	4,438
87	Novellus Systems, Inc. (a) (c)	2,029
174	ON Semiconductor Corp. (a) (c)	1,536
133	Xilinx, Inc.	3,322
		24,773
	Software — 7.2%
1,215	Microsoft Corp.	37,035
294	Oracle Corp.	7,212
94	Rovi Corp. (a)	2,989
		47,236
	Total Information Technology	220,934
	Materials — 5.2%
	Chemicals — 2.8%
90	Ashland, Inc.	3,566
88	Celanese Corp., Class A	2,831
334	Dow Chemical Co. (The)	9,231
36	Lubrizol Corp.	2,612
		18,240
	Containers & Packaging — 0.4%
123	Temple-Inland, Inc.	2,599
	Metals & Mining — 1.5%
125	Freeport-McMoRan Copper & Gold, Inc. (a)	10,032
	Paper & Forest Products — 0.5%
60	Domtar Corp., (Canada) (a)	3,324
	Total Materials	34,195
	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
74	CenturyTel, Inc.	2,666
	Total Common Stocks (Cost $513,853)	645,815
Short-Term Investment — 0.1%
	Investment Company — 0.1%
520	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $520)	520
Investment of Cash Collateral for Securities on Loan — 7.3%
	Investment Company — 7.3%
47,769	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $47,769)	47,769
	Total Investments — 105.7% (Cost $562,142)	694,104
	Liabilities in Excess of Other Assets — (5.7)%	(37,520)
	NET ASSETS — 100.0%	$656,584

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
39	S&P 500 Index	03/18/10	$10,829	$27

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Consumer Discretionary — 18.0%
	Auto Components — 0.9%
46	Autoliv, Inc., (Sweden)	2,012
76	TRW Automotive Holdings Corp. (a)	1,803
		3,815
	Distributors — 0.3%
30	Genuine Parts Co.	1,135
	Diversified Consumer Services — 2.2%
43	Apollo Group, Inc., Class A (a)	2,575
21	Education Management Corp. (a)	469
141	H&R Block, Inc.	3,194
399	Service Corp. International	3,271
		9,509
	Hotels, Restaurants & Leisure — 1.4%
89	Brinker International, Inc.	1,328
14	Choice Hotels International, Inc.	446
5	Hyatt Hotels Corp., Class A (a)	158
30	International Speedway Corp., Class A	845
162	Wyndham Worldwide Corp.	3,264
		6,041
	Household Durables — 2.8%
24	D.R. Horton, Inc.	263
2	Garmin Ltd., (Cayman Islands) (c)	49
142	Jarden Corp.	4,402
107	Leggett & Platt, Inc.	2,177
175	Newell Rubbermaid, Inc.	2,619
3	NVR, Inc. (a)	2,416
		11,926
	Internet & Catalog Retail — 0.7%
14	priceline.com, Inc. (a)	3,103
	Leisure Equipment & Products — 0.3%
47	Hasbro, Inc.	1,505
	Media — 3.1%
113	CBS Corp., Class B	1,593
31	CTC Media, Inc., (Russia) (a)	460
64	DISH Network Corp., Class A	1,325
32	DreamWorks Animation SKG, Inc., Class A (a)	1,284
274	Gannett Co., Inc.	4,063
8	John Wiley & Sons, Inc., Class A	331
57	Liberty Global, Inc., Class A (a)	1,249
28	McGraw-Hill Cos., Inc. (The)	952
40	Regal Entertainment Group, Class A	570
61	Viacom, Inc., Class B (a)	1,814
		13,641
	Multiline Retail — 1.6%
81	Big Lots, Inc. (a)	2,342
10	Dollar General Corp. (a)	217
9	J.C. Penney Co., Inc.	239
159	Macy’s, Inc.	2,668
39	Nordstrom, Inc.	1,462
		6,928
	Specialty Retail — 3.6%
27	Abercrombie & Fitch Co., Class A (m)	944
30	Advance Auto Parts, Inc. (m)	1,196
24	Aeropostale, Inc. (a) (m)	807
36	AutoNation, Inc. (a)	689
13	Bed Bath & Beyond, Inc. (a)	491
82	GameStop Corp., Class A (a)	1,800
134	Gap, Inc. (The)	2,803
58	Limited Brands, Inc.	1,112
84	RadioShack Corp.	1,632
42	Ross Stores, Inc.	1,773
40	Signet Jewelers Ltd., (Bermuda) (a)	1,077
33	TJX Cos., Inc.	1,199
		15,523
	Textiles, Apparel & Luxury Goods — 1.1%
64	Coach, Inc.	2,334
79	Hanesbrands, Inc. (a)	1,907
29	Jones Apparel Group, Inc.	466
		4,707
	Total Consumer Discretionary	77,833
	Consumer Staples — 3.9%
	Beverages — 1.7%
107	Coca-Cola Enterprises, Inc.	2,271
177	Constellation Brands, Inc., Class A (a)	2,815
80	Dr. Pepper Snapple Group, Inc.	2,264
		7,350
	Food & Staples Retailing — 0.4%
651	Rite Aid Corp. (a) (c)	982
46	SUPERVALU, Inc.	585
		1,567
	Food Products — 0.8%
59	Dean Foods Co. (a)	1,055
95	Del Monte Foods Co.	1,073
97	Tyson Foods, Inc., Class A	1,189
		3,317
	Personal Products — 0.4%
46	Herbalife Ltd., (Cayman Islands)	1,850

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   27

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Tobacco — 0.6%
15	Lorillard, Inc.	1,205
27	Reynolds American, Inc.	1,404
		2,609
	Total Consumer Staples	16,693
	Energy — 5.9%
	Energy Equipment & Services — 3.0%
54	BJ Services Co.	1,004
10	Diamond Offshore Drilling, Inc.	965
21	Dresser-Rand Group, Inc. (a)	664
95	Ensco International plc, (United Kingdom), ADR	3,786
26	National Oilwell Varco, Inc.	1,165
90	Oil States International, Inc. (a)	3,554
12	Tidewater, Inc.	590
29	Unit Corp. (a)	1,247
		12,975
	Oil, Gas & Consumable Fuels — 2.9%
42	Alpha Natural Resources, Inc. (a)	1,835
43	Cimarex Energy Co.	2,286
33	Encore Acquisition Co. (a)	1,589
22	EXCO Resources, Inc.	461
33	Murphy Oil Corp.	1,799
59	Newfield Exploration Co. (a)	2,855
12	Noble Energy, Inc.	872
42	Southern Union Co.	947
		12,644
	Total Energy	25,619
	Financials — 17.8%
	Capital Markets — 2.1%
50	Affiliated Managers Group, Inc. (a)	3,374
38	Federated Investors, Inc., Class B	1,048
7	Lazard Ltd., (Bermuda), Class A	273
33	Raymond James Financial, Inc.	787
180	TD AMERITRADE Holding Corp. (a)	3,488
		8,970
	Commercial Banks — 2.1%
44	BancorpSouth, Inc.	1,025
32	Bank of Hawaii Corp.	1,496
32	BOK Financial Corp. (c)	1,521
11	Cullen/Frost Bankers, Inc.	525
14	M&T Bank Corp. (c)	910
253	TCF Financial Corp. (c)	3,449
21	Valley National Bancorp	298
		9,224
	Consumer Finance — 0.5%
24	AmeriCredit Corp. (a)	459
110	Discover Financial Services	1,618
		2,077
	Diversified Financial Services — 0.2%
47	NASDAQ OMX Group, Inc. (The) (a)	931
	Insurance — 5.6%
40	Allied World Assurance Co. Holdings Ltd., (Bermuda)	1,852
146	American Financial Group, Inc.	3,653
29	Arch Capital Group Ltd., (Bermuda) (a)	2,057
51	Assurant, Inc.	1,496
26	Axis Capital Holdings Ltd., (Bermuda)	727
20	CNA Financial Corp. (a)	475
204	Genworth Financial, Inc., Class A (a)	2,316
34	Hanover Insurance Group, Inc. (The)	1,511
24	Lincoln National Corp.	605
19	PartnerRe Ltd., (Bermuda)	1,426
65	Principal Financial Group, Inc.	1,572
12	Protective Life Corp.	194
17	Reinsurance Group of America, Inc.	819
50	StanCorp Financial Group, Inc.	2,017
7	Torchmark Corp.	308
152	Unum Group	2,957
		23,985
	Real Estate Investment Trusts (REITs) — 6.2%
16	Alexandria Real Estate Equities, Inc.	1,003
57	AMB Property Corp. (m)	1,463
181	Annaly Capital Management, Inc.	3,142
11	Camden Property Trust	483
34	Chimera Investment Corp.	133
34	Douglas Emmett, Inc. (m)	490
32	Equity Residential	1,064
31	Federal Realty Investment Trust	2,106
54	Health Care REIT, Inc.	2,407
144	Hospitality Properties Trust	3,415
159	HRPT Properties Trust	1,027
40	Mack-Cali Realty Corp.	1,369
52	Nationwide Health Properties, Inc.	1,812
34	ProLogis	470
36	SL Green Realty Corp.	1,829
47	Taubman Centers, Inc.	1,695
67	Ventas, Inc.	2,926
		26,834

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Thrifts & Mortgage Finance — 1.1%
173	Hudson City Bancorp, Inc.	2,376
175	New York Community Bancorp, Inc. (c)	2,541
		4,917
	Total Financials	76,938
	Health Care — 9.4%
	Biotechnology — 1.6%
55	BioMarin Pharmaceutical, Inc. (a)	1,042
25	Cephalon, Inc. (a)	1,548
48	Dendreon Corp. (a)	1,272
45	Talecris Biotherapeutics Holdings Corp. (a)	1,004
47	Vertex Pharmaceuticals, Inc. (a)	2,031
		6,897
	Health Care Equipment & Supplies — 1.6%
41	Hospira, Inc. (a)	2,086
35	Inverness Medical Innovations, Inc. (a)	1,432
55	Kinetic Concepts, Inc. (a)	2,058
28	Varian Medical Systems, Inc. (a)	1,288
		6,864
	Health Care Providers & Services — 3.8%
28	Aetna, Inc.	878
163	AmerisourceBergen Corp.	4,255
81	CIGNA Corp.	2,867
102	Health Management Associates, Inc., Class A (a)	744
29	Humana, Inc. (a)	1,260
29	Laboratory Corp. of America Holdings (a)	2,148
20	LifePoint Hospitals, Inc. (a)	663
47	Lincare Holdings, Inc. (a)	1,726
82	Omnicare, Inc.	1,979
		16,520
	Life Sciences Tools & Services — 1.0%
86	Life Technologies Corp. (a)	4,511
	Pharmaceuticals — 1.4%
22	Allergan, Inc.	1,386
44	Endo Pharmaceuticals Holdings, Inc. (a)	903
63	King Pharmaceuticals, Inc. (a)	771
67	Mylan, Inc. (a) (c)	1,242
40	Watson Pharmaceuticals, Inc. (a)	1,598
		5,900
	Total Health Care	40,692
	Industrials — 11.8%
	Aerospace & Defense — 2.2%
60	Goodrich Corp.	3,868
47	L-3 Communications Holdings, Inc.	4,095
25	Northrop Grumman Corp.	1,396
		9,359
	Airlines — 0.9%
69	Copa Holdings S.A., (Panama), Class A	3,747
	Building Products — 0.1%
15	Lennox International, Inc.	589
	Commercial Services & Supplies — 1.2%
32	Pitney Bowes, Inc.	735
115	R.R. Donnelley & Sons Co.	2,557
64	Republic Services, Inc.	1,809
		5,101
	Construction & Engineering — 1.1%
26	KBR, Inc.	494
33	Shaw Group, Inc. (The) (a)	952
72	URS Corp. (a)	3,183
		4,629
	Electrical Equipment — 1.3%
75	Hubbell, Inc., Class B	3,554
55	Thomas & Betts Corp. (a)	1,965
		5,519
	Machinery — 3.7%
49	AGCO Corp. (a) (m)	1,583
22	Cummins, Inc.	1,024
69	Dover Corp.	2,861
36	Gardner Denver, Inc.	1,551
12	Joy Global, Inc.	598
77	Oshkosh Corp.	2,837
51	Parker Hannifin Corp.	2,767
25	SPX Corp.	1,348
28	Stanley Works (The)	1,432
		16,001
	Marine — 0.3%
38	Kirby Corp. (a)	1,324
	Professional Services — 0.1%
17	Verisk Analytics, Inc., Class A (a)	509
	Road & Rail — 0.8%
38	CSX Corp.	1,821
39	Ryder System, Inc.	1,585
		3,406

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   29

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Trading Companies & Distributors — 0.1%
26	WESCO International, Inc. (a)	697
	Total Industrials	50,881
	Information Technology — 14.6%
	Communications Equipment — 1.3%
85	Brocade Communications Systems, Inc. (a)	645
78	CommScope, Inc. (a)	2,060
62	Harris Corp.	2,927
		5,632
	Computers & Peripherals — 1.7%
52	Lexmark International, Inc., Class A (a)	1,351
89	NCR Corp. (a)	993
38	QLogic Corp. (a)	725
100	Western Digital Corp. (a)	4,428
		7,497
	Electronic Equipment, Instruments & Components — 1.7%
85	Arrow Electronics, Inc. (a)	2,526
116	Avnet, Inc. (a)	3,501
11	Tech Data Corp. (a)	509
94	Vishay Intertechnology, Inc. (a)	782
		7,318
	IT Services — 4.5%
50	Alliance Data Systems Corp. (a) (c)	3,213
80	Broadridge Financial Solutions, Inc.	1,798
79	Computer Sciences Corp. (a)	4,531
351	Convergys Corp. (a)	3,777
19	DST Systems, Inc. (a)	836
100	Fidelity National Information Services, Inc.	2,353
52	Hewitt Associates, Inc., Class A (a)	2,177
22	Lender Processing Services, Inc.	882
		19,567
	Office Electronics — 0.3%
140	Xerox Corp.	1,184
	Semiconductors & Semiconductor Equipment — 2.9%
71	Integrated Device Technology, Inc. (a)	461
34	Intersil Corp., Class A	516
36	Linear Technology Corp.	1,095
152	Marvell Technology Group Ltd., (Bermuda) (a)	3,148
140	Micron Technology, Inc. (a)	1,475
117	National Semiconductor Corp.	1,803
256	ON Semiconductor Corp. (a)	2,252
21	Teradyne, Inc. (a)	225
53	Xilinx, Inc.	1,317
		12,292
	Software — 2.2%
87	BMC Software, Inc. (a)	3,482
184	CA, Inc.	4,124
113	Symantec Corp. (a)	2,025
		9,631
	Total Information Technology	63,121
	Materials — 6.8%
	Chemicals — 4.0%
10	Airgas, Inc.	490
64	Ashland, Inc.	2,524
58	Celanese Corp., Class A	1,865
9	CF Industries Holdings, Inc.	826
29	Eastman Chemical Co.	1,762
23	FMC Corp.	1,296
47	Lubrizol Corp.	3,429
51	PPG Industries, Inc.	2,980
32	Scotts Miracle-Gro Co. (The), Class A	1,254
24	Terra Industries, Inc.	768
		17,194
	Containers & Packaging — 1.1%
122	Crown Holdings, Inc. (a)	3,123
36	Pactiv Corp. (a)	869
37	Temple-Inland, Inc.	785
		4,777
	Metals & Mining — 1.1%
29	Cliffs Natural Resources, Inc.	1,346
30	Reliance Steel & Aluminum Co.	1,275
16	Schnitzer Steel Industries, Inc., Class A	754
19	Walter Energy, Inc.	1,434
		4,809
	Paper & Forest Products — 0.6%
107	International Paper Co.	2,871
	Total Materials	29,651
	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
113	CenturyTel, Inc.	4,096
335	Qwest Communications International, Inc.	1,411
141	Windstream Corp.	1,552
	Total Telecommunication Services	7,059
	Utilities — 8.4%
	Electric Utilities — 1.4%
133	DPL, Inc.	3,682
69	Edison International	2,414
		6,096

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Gas Utilities — 2.3%
94	Energen Corp.	4,385
55	National Fuel Gas Co.	2,758
119	UGI Corp.	2,888
		10,031
	Independent Power Producers & Energy Traders — 0.9%
175	NRG Energy, Inc. (a)	4,127
	Multi-Utilities — 3.8%
10	Alliant Energy Corp.	295
247	CenterPoint Energy, Inc.	3,590
108	CMS Energy Corp.	1,693
16	DTE Energy Co.	697
71	MDU Resources Group, Inc.	1,664
106	Sempra Energy (c)	5,951
149	TECO Energy, Inc.	2,422
		16,312
	Total Utilities	36,566
	Total Common Stocks (Cost $390,872)	425,053

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
520	U.S. Treasury Note, 1.250%, 11/30/10 (k) (Cost $524)	524

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.3%
	Investment Company — 1.3%
5,488	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) (Cost $5,488)	5,488

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 3.4%
Corporate Note — 1.0%
4,500	Monumental Global Funding III, VAR, 0.312%, 05/24/10 (e)	4,458

SHARES
	Investment Company — 2.4%
10,113	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l)	10,113
	Total Investments of Cash Collateral for Securities on Loan (Cost $14,613)	14,571
	Total Investments — 103.0% (Cost $411,497)	445,636
	Liabilities in Excess of Other Assets — (3.0)%	(12,827)
	NET ASSETS — 100.0%	$432,809

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	S&P Mid Cap 400	03/18/10	$10,148	$309

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   31

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
	Consumer Discretionary — 9.1%
	Auto Components — 0.3%
1	Autoliv, Inc., (Sweden)	32
	Hotels, Restaurants & Leisure — 1.5%
—(h)	Penn National Gaming, Inc. (a)	5
4	Royal Caribbean Cruises Ltd. (a)	111
3	Wyndham Worldwide Corp.	61
		177
	Household Durables — 0.6%
1	Whirlpool Corp.	73
	Media — 3.7%
1	DreamWorks Animation SKG, Inc., Class A (a)	36
5	Gannett Co., Inc.	70
4	Liberty Media Corp. - Capital, Class A (a)	93
2	Omnicom Group, Inc.	86
2	Time Warner, Inc.	53
4	Walt Disney Co. (The)	116
		454
	Multiline Retail — 1.1%
2	J.C. Penney Co., Inc.	50
5	Macy’s, Inc.	80
		130
	Specialty Retail — 1.4%
7	Chico’s FAS, Inc. (a)	91
3	Signet Jewelers Ltd., (Bermuda) (a)	86
		177
	Textiles, Apparel & Luxury Goods — 0.5%
2	Jones Apparel Group, Inc.	30
1	Phillips-Van Heusen Corp.	28
		58
	Total Consumer Discretionary	1,101
	Consumer Staples — 7.5%
	Beverages — 0.7%
2	Coca-Cola Enterprises, Inc.	35
3	Constellation Brands, Inc., Class A (a)	44
		79
	Food & Staples Retailing — 1.7%
3	BJ’s Wholesale Club, Inc. (a)	87
4	SUPERVALU, Inc.	53
1	Wal-Mart Stores, Inc.	69
		209
	Food Products — 1.6%
3	Dean Foods Co. (a)	54
8	Del Monte Foods Co.	89
2	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	53
		196
	Household Products — 0.8%
2	Kimberly-Clark Corp.	95
	Personal Products — 1.3%
3	Herbalife Ltd., (Cayman Islands)	102
1	NBTY, Inc. (a)	52
		154
	Tobacco — 1.4%
5	Altria Group, Inc.	108
1	Lorillard, Inc.	64
		172
	Total Consumer Staples	905
	Energy — 11.0%
	Energy Equipment & Services — 2.4%
1	Cameron International Corp. (a)	35
3	National Oilwell Varco, Inc.	117
2	Noble Corp., (Switzerland)	89
1	Transocean Ltd., (Switzerland) (a)	50
		291
	Oil, Gas & Consumable Fuels — 8.6%
1	Apache Corp.	134
1	Chevron Corp.	112
2	ConocoPhillips	102
2	Encore Acquisition Co. (a)	74
3	Exxon Mobil Corp.	174
1	Hess Corp.	61
2	Newfield Exploration Co. (a)	116
2	Occidental Petroleum Corp.	191
1	XTO Energy, Inc.	65
		1,029
	Total Energy	1,320
	Financials — 15.1%
	Capital Markets — 4.2%
2	Ameriprise Financial, Inc.	89
2	Goldman Sachs Group, Inc. (The)	313
4	Morgan Stanley	105
		507
	Commercial Banks — 2.2%
2	BB&T Corp.	41
2	PNC Financial Services Group, Inc.	79

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
5	Wells Fargo & Co.	143
		263
	Consumer Finance — 0.8%
2	Capital One Financial Corp.	65
2	Nelnet, Inc., Class A	36
		101
	Diversified Financial Services — 2.9%
19	Bank of America Corp.	289
17	Citigroup, Inc.	57
		346
	Insurance — 3.1%
1	ACE Ltd., (Switzerland) (a)	50
—(h)	Allied World Assurance Co. Holdings Ltd., (Bermuda)	21
1	Endurance Specialty Holdings Ltd., (Bermuda)	34
2	Lincoln National Corp.	57
3	Prudential Financial, Inc.	124
1	Travelers Cos., Inc. (The)	52
2	XL Capital Ltd., (Bermuda), Class A	37
		375
	Real Estate Investment Trusts (REITs) — 1.9%
3	Annaly Capital Management, Inc.	49
2	Brandywine Realty Trust	24
2	Omega Healthcare Investors, Inc.	32
—(h)	Public Storage	33
2	Realty Income Corp.	54
1	Simon Property Group, Inc.	40
		232
	Total Financials	1,824
	Health Care — 12.8%
	Biotechnology — 1.8%
2	Amgen, Inc. (a)	136
3	Human Genome Sciences, Inc. (a)	76
		212
	Health Care Equipment & Supplies — 2.6%
3	American Medical Systems Holdings, Inc. (a)	52
4	Kinetic Concepts, Inc. (a)	151
3	Medtronic, Inc.	110
		313
	Health Care Providers & Services — 2.6%
2	CIGNA Corp.	65
1	Community Health Systems, Inc. (a)	47
1	McKesson Corp.	81
4	UnitedHealth Group, Inc.	128
		321
	Life Sciences Tools & Services — 0.8%
1	Life Technologies Corp. (a)	50
1	Thermo Fisher Scientific, Inc. (a)	48
		98
	Pharmaceuticals — 5.0%
4	Endo Pharmaceuticals Holdings, Inc. (a)	77
1	Merck & Co., Inc.	26
14	Pfizer, Inc.	253
7	Warner Chilcott plc, (Ireland), Class A (a)	189
2	Watson Pharmaceuticals, Inc. (a)	59
		604
	Total Health Care	1,548
	Industrials — 11.7%
	Aerospace & Defense — 1.3%
1	General Dynamics Corp.	68
1	United Technologies Corp.	84
		152
	Airlines — 1.2%
2	Copa Holdings S.A., (Panama), Class A	106
3	Delta Air Lines, Inc. (a)	34
		140
	Commercial Services & Supplies — 0.6%
—(h)	Deluxe Corp.	5
1	HNI Corp.	30
2	R.R. Donnelley & Sons Co.	40
		75
	Construction & Engineering — 1.3%
4	EMCOR Group, Inc. (a)	102
2	Foster Wheeler AG (a)	50
		152
	Electrical Equipment — 0.4%
1	Cooper Industries plc	51
	Industrial Conglomerates — 0.8%
1	3M Co.	99
	Machinery — 4.1%
3	Caterpillar, Inc.	154
1	Cummins, Inc.	41
1	Eaton Corp.	64
3	Ingersoll-Rand plc, (Ireland)	93
1	Joy Global, Inc.	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   33

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — Continued
3	Oshkosh Corp.	107
		500
	Road & Rail — 2.0%
2	Con-way, Inc.	70
2	CSX Corp.	95
1	Norfolk Southern Corp.	73
		238
	Total Industrials	1,407
	Information Technology — 19.7%
	Communications Equipment — 2.4%
10	Cisco Systems, Inc. (a)	240
2	CommScope, Inc. (a)	53
		293
	Computers & Peripherals — 5.8%
10	Dell, Inc. (a)	138
5	Hewlett-Packard Co.	247
2	Lexmark International, Inc., Class A (a)	64
8	Seagate Technology, (Cayman Islands)	151
2	Western Digital Corp. (a)	97
		697
	Electronic Equipment, Instruments & Components — 1.2%
3	Arrow Electronics, Inc. (a)	89
3	Jabil Circuit, Inc.	59
		148
	Internet Software & Services — 0.3%
4	EarthLink, Inc.	30
	IT Services — 2.7%
3	Accenture plc, (Ireland), Class A	129
2	Acxiom Corp. (a)	23
2	Computer Sciences Corp. (a)	109
2	Convergys Corp. (a)	22
1	CSG Systems International, Inc. (a)	25
2	Global Cash Access Holdings, Inc. (a)	16
		324
	Semiconductors & Semiconductor Equipment — 2.4%
1	Broadcom Corp., Class A (a)	35
1	Cree, Inc. (a)	40
3	Intel Corp.	59
1	National Semiconductor Corp.	18
3	ON Semiconductor Corp. (a)	26
1	Sigma Designs, Inc. (a)	11
3	Skyworks Solutions, Inc. (a)	43
2	Xilinx, Inc.	61
		293
	Software — 4.9%
1	Fair Isaac Corp.	26
7	Microsoft Corp.	220
1	MicroStrategy, Inc., Class A (a)	47
7	Oracle Corp.	159
2	Rovi Corp. (a)	54
2	Sybase, Inc. (a)	82
		588
	Total Information Technology	2,373
	Materials — 5.3%
	Chemicals — 2.9%
2	Ashland, Inc.	79
1	CF Industries Holdings, Inc.	50
1	Cytec Industries, Inc.	36
6	Dow Chemical Co. (The)	169
1	OM Group, Inc. (a)	19
		353
	Containers & Packaging — 0.7%
4	Temple-Inland, Inc.	84
	Metals & Mining — 1.2%
2	Coeur d’Alene Mines Corp. (a)	27
1	Freeport-McMoRan Copper & Gold, Inc. (a)	117
		144
	Paper & Forest Products — 0.5%
1	Domtar Corp., (Canada) (a)	61
	Total Materials	642
	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 2.0%
3	AT&T, Inc.	98
3	CenturyTel, Inc.	91
6	Cincinnati Bell, Inc. (a)	19
8	Qwest Communications International, Inc.	34
	Total Telecommunication Services	242
	Utilities — 3.8%
	Electric Utilities — 0.6%
2	Edison International	73

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Gas Utilities — 1.1%
2	Energen Corp.	84
2	UGI Corp.	51
		135
	Independent Power Producers & Energy Traders — 1.3%
6	Mirant Corp. (a)	87
3	NRG Energy, Inc. (a)	64
		151
	Multi-Utilities — 0.8%
2	Sempra Energy	102
	Total Utilities	461
	Total Common Stocks (Cost $9,844)	11,823
Short-Term Investment — 2.3%
	Investment Company — 2.3%
275	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $275)	275
	Total Investments — 100.3% (Cost $10,119)	12,098
	Liabilities in Excess of Other Assets — (0.3)%	(37)
	NET ASSETS — 100.0%	$12,061

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	S&P 500 Index	03/18/10	$278	$5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   35

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 121.4% (j)
	Common Stocks — 119.4%
	Consumer Discretionary — 13.2%
	Hotels, Restaurants & Leisure — 2.3%
73	Starbucks Corp. (a)	1,692
59	Wyndham Worldwide Corp.	1,186
		2,878
	Household Durables — 0.6%
10	Whirlpool Corp.	805
	Internet & Catalog Retail — 1.0%
10	Amazon.com, Inc. (a)	1,308
	Media — 2.5%
117	CBS Corp., Class B	1,650
115	News Corp., Class A	1,568
		3,218
	Multiline Retail — 2.0%
33	Kohl’s Corp. (a)	1,753
22	Nordstrom, Inc.	845
		2,598
	Specialty Retail — 4.8%
27	Guess?, Inc.	1,150
48	Home Depot, Inc.	1,399
65	Limited Brands, Inc.	1,244
110	Office Depot, Inc. (a)	708
28	Tiffany & Co.	1,210
18	Williams-Sonoma, Inc.	374
		6,085
	Total Consumer Discretionary	16,892
	Consumer Staples — 10.4%
	Beverages — 2.3%
29	Coca-Cola Co. (The)	1,665
20	PepsiCo, Inc.	1,221
		2,886
	Food & Staples Retailing — 3.6%
33	Walgreen Co.	1,224
64	Wal-Mart Stores, Inc.	3,414
		4,638
	Food Products — 0.6%
24	Campbell Soup Co.	810
	Household Products — 2.7%
56	Procter & Gamble Co.	3,423
	Tobacco — 1.2%
33	Philip Morris International, Inc.	1,590
	Total Consumer Staples	13,347
	Energy — 12.7%
	Energy Equipment & Services — 2.3%
40	National Oilwell Varco, Inc.	1,773
65	Weatherford International Ltd., (Switzerland) (a)	1,169
		2,942
	Oil, Gas & Consumable Fuels — 10.4%
18	Anadarko Petroleum Corp.	1,121
55	Chevron Corp.	4,270
19	ConocoPhillips	949
26	Denbury Resources, Inc. (a)	377
61	Exxon Mobil Corp.	4,139
10	Occidental Petroleum Corp.	822
79	Williams Cos., Inc. (The)	1,665
		13,343
	Total Energy	16,285
	Financials — 17.7%
	Capital Markets — 4.5%
23	Ameriprise Financial, Inc.	888
3	BlackRock, Inc.	765
13	Franklin Resources, Inc.	1,353
16	Goldman Sachs Group, Inc. (The)	2,701
		5,707
	Commercial Banks — 3.9%
77	U.S. Bancorp	1,729
123	Wells Fargo & Co.	3,330
		5,059
	Consumer Finance — 2.5%
54	American Express Co.	2,181
25	Capital One Financial Corp.	965
		3,146
	Diversified Financial Services — 3.0%
254	Bank of America Corp.	3,821
	Insurance — 3.8%
23	ACE Ltd., (Switzerland) (a)	1,181
54	MetLife, Inc.	1,900
37	Prudential Financial, Inc.	1,838
		4,919
	Total Financials	22,652
	Health Care — 17.7%
	Health Care Equipment & Supplies — 2.3%
67	Medtronic, Inc.	2,957

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Health Care Providers & Services — 2.8%
46	AmerisourceBergen Corp.	1,207
27	UnitedHealth Group, Inc.	828
26	WellPoint, Inc. (a)	1,529
		3,564
	Life Sciences Tools & Services — 1.3%
32	Life Technologies Corp. (a)	1,683
	Pharmaceuticals — 11.3%
70	Abbott Laboratories (m)	3,778
125	Merck & Co., Inc.	4,553
85	Mylan, Inc. (a)	1,571
250	Pfizer, Inc.	4,543
		14,445
	Total Health Care	22,649
	Industrials — 12.6%
	Aerospace & Defense — 2.1%
16	General Dynamics Corp.	1,092
23	United Technologies Corp.	1,619
		2,711
	Construction & Engineering — 0.9%
40	Foster Wheeler AG (a)	1,185
	Electrical Equipment — 1.3%
18	Cooper Industries plc	768
18	Rockwell Automation, Inc.	836
		1,604
	Industrial Conglomerates — 2.8%
23	3M Co.	1,917
112	General Electric Co.	1,690
		3,607
	Machinery — 3.3%
19	Cummins, Inc.	892
44	Illinois Tool Works, Inc.	2,118
24	Parker Hannifin Corp.	1,271
		4,281
	Road & Rail — 2.2%
36	CSX Corp.	1,765
19	Norfolk Southern Corp.	1,018
		2,783
	Total Industrials	16,171
	Information Technology — 23.3%
	Communications Equipment — 3.2%
171	Cisco Systems, Inc. (a)	4,095
	Computers & Peripherals — 5.3%
16	Apple, Inc. (a)	3,272
59	Hewlett-Packard Co.	3,041
14	Teradata Corp. (a)	450
		6,763
	Electronic Equipment, Instruments & Components — 1.8%
40	Corning, Inc.	776
63	Tyco Electronics Ltd., (Switzerland)	1,548
		2,324
	Internet Software & Services — 3.7%
8	Google, Inc., Class A (a)	4,698
	IT Services — 1.9%
22	Cognizant Technology Solutions Corp., Class A (a)	993
6	MasterCard, Inc., Class A	1,489
		2,482
	Semiconductors & Semiconductor Equipment — 2.6%
54	Analog Devices, Inc.	1,709
36	Teradyne, Inc. (a)	384
49	Xilinx, Inc.	1,226
		3,319
	Software — 4.8%
204	Microsoft Corp.	6,225
	Total Information Technology	29,906
	Materials — 5.3%
	Chemicals — 2.9%
29	Ashland, Inc.	1,156
14	CF Industries Holdings, Inc.	1,285
20	Eastman Chemical Co.	1,227
		3,668
	Metals & Mining — 1.4%
60	Alcoa, Inc. (m)	975
17	Cliffs Natural Resources, Inc.	782
		1,757
	Paper & Forest Products — 1.0%
49	International Paper Co.	1,318
	Total Materials	6,743
	Telecommunication Services — 3.8%
	Diversified Telecommunication Services — 3.8%
104	AT&T, Inc. (m)	2,903
59	Verizon Communications, Inc.	1,959
	Total Telecommunication Services	4,862

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   37

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Utilities — 2.7%
	Electric Utilities — 2.1%
11	American Electric Power Co., Inc.	381
26	Duke Energy Corp.	446
4	Entergy Corp.	314
12	Exelon Corp.	568
8	FPL Group, Inc.	445
15	Southern Co.	511
		2,665
	Multi-Utilities — 0.6%
12	Dominion Resources, Inc.	448
12	Public Service Enterprise Group, Inc.	383
		831
	Total Utilities	3,496
	Total Common Stocks (Cost $139,694)	153,003
Short-Term Investment — 2.0%
	Investment Company — 2.0%
2,584	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $2,584)	2,584
	Total Investments — 121.4% (Cost $142,278)	155,587
	Liabilities in Excess of Other Assets — (21.4)%	(27,446)
	NET ASSETS — 100.0%	$128,141
Short Positions — 20.9%
	Common Stocks — 17.8%
	Consumer Discretionary — 4.5%
	Hotels, Restaurants & Leisure — 0.9%
14	Marriott International, Inc., Class A	383
22	Yum! Brands, Inc.	776
		1,159
	Household Durables — 0.3%
25	Newell Rubbermaid, Inc.	379
	Media — 0.6%
21	Omnicom Group, Inc.	803
	Specialty Retail — 1.8%
47	American Eagle Outfitters, Inc.	795
5	AutoZone, Inc. (a)	759
9	Best Buy Co., Inc.	373
11	Urban Outfitters, Inc. (a)	398
		2,325
	Textiles, Apparel & Luxury Goods — 0.9%
11	Coach, Inc.	387
10	V.F. Corp.	758
		1,145
	Total Consumer Discretionary	5,811
	Consumer Staples — 0.6%
	Food & Staples Retailing — 0.6%
13	Costco Wholesale Corp.	768
	Energy — 0.3%
	Energy Equipment & Services — 0.3%
13	Halliburton Co.	387
	Financials — 2.4%
	Capital Markets — 0.9%
36	Invesco Ltd.	836
16	Jefferies Group, Inc. (a)	382
		1,218
	Consumer Finance — 0.3%
24	Discover Financial Services	348
	Diversified Financial Services — 0.6%
30	NYSE Euronext	751
	Insurance — 0.6%
32	Principal Financial Group, Inc.	773
	Total Financials	3,090
	Health Care — 3.0%
	Health Care Equipment & Supplies — 1.2%
6	Beckman Coulter, Inc.	368
5	Becton, Dickinson & Co.	379
20	St. Jude Medical, Inc. (a)	733
		1,480
	Health Care Providers & Services — 0.6%
12	McKesson Corp.	766
	Pharmaceuticals — 1.2%
22	Eli Lilly & Co.	768
24	Forest Laboratories, Inc. (a)	783
		1,551
	Total Health Care	3,797
	Industrials — 2.7%
	Air Freight & Logistics — 0.3%
12	Expeditors International of Washington, Inc.	406
	Commercial Services & Supplies — 0.9%
10	Avery Dennison Corp.	365

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Commercial Services & Supplies — Continued
23	Waste Management, Inc.	778
		1,143
	Construction & Engineering — 0.3%
10	Jacobs Engineering Group, Inc. (a)	377
	Machinery — 1.2%
11	Danaher Corp.	790
8	Flowserve Corp.	753
		1,543
	Total Industrials	3,469
	Information Technology — 3.0%
	Electronic Equipment, Instruments & Components — 0.3%
8	Amphenol Corp., Class A	381
	Internet Software & Services — 0.6%
34	eBay, Inc. (a)	791
	IT Services — 1.2%
18	Accenture plc, (Ireland), Class A	748
16	Fiserv, Inc. (a)	782
		1,530
	Software — 0.9%
26	Intuit, Inc. (a)	787
9	McAfee, Inc. (a)	385
		1,172
	Total Information Technology	3,874
	Materials — 1.3%
	Chemicals — 0.6%
12	E.l. du Pont de Nemours & Co.	399
5	Praxair, Inc.	390
		789
	Metals & Mining — 0.7%
10	Allegheny Technologies, Inc.	456
8	United States Steel Corp.	437
		893
	Total Materials	1,682
	Total Common Stocks (Cost $22,432)	22,878
	Investment Companies — 3.1%
13	Energy Select Sector SPDR Fund	766
27	Health Care Select Sector SPDR Fund	838
36	Materials Select Sector SPDR Fund	1,177
10	SPDR Trust, Series 1	1,145
	Total Investment Companies (Cost $3,945)	3,926
	Total Short Positions (Proceeds $26,377)	$26,804

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   39

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Consumer Discretionary — 9.2%
	Auto Components — 0.6%
29	Autoliv, Inc., (Sweden) (c)	1,260
21	Johnson Controls, Inc.	580
		1,840
	Hotels, Restaurants & Leisure — 1.2%
72	Royal Caribbean Cruises Ltd. (a) (c)	1,828
77	Wyndham Worldwide Corp. (c)	1,549
		3,377
	Media — 5.4%
128	Gannett Co., Inc.	1,905
182	News Corp., Class A	2,491
198	Time Warner, Inc.	5,762
175	Walt Disney Co. (The) (c)	5,636
		15,794
	Multiline Retail — 0.6%
104	Macy’s, Inc.	1,742
	Specialty Retail — 1.0%
35	Foot Locker, Inc.	387
133	Office Depot, Inc. (a)	858
51	RadioShack Corp. (c)	987
37	Rent-A-Center, Inc. (a)	647
		2,879
	Textiles, Apparel & Luxury Goods — 0.4%
76	Jones Apparel Group, Inc.	1,219
	Total Consumer Discretionary	26,851
	Consumer Staples — 4.1%
	Beverages — 0.3%
48	Coca-Cola Enterprises, Inc.	1,020
	Food & Staples Retailing — 0.7%
42	Safeway, Inc.	886
48	SUPERVALU, Inc. (c)	604
9	Wal-Mart Stores, Inc.	497
		1,987
	Food Products — 1.0%
64	Dean Foods Co. (a)	1,145
104	Del Monte Foods Co.	1,183
29	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	632
		2,960
	Household Products — 0.8%
36	Kimberly-Clark Corp.	2,268
	Personal Products — 0.4%
26	Herbalife Ltd., (Cayman Islands)	1,037
	Tobacco — 0.9%
110	Altria Group, Inc.	2,164
10	Reynolds American, Inc. (c)	509
		2,673
	Total Consumer Staples	11,945
	Energy — 18.4%
	Energy Equipment & Services — 3.5%
21	Cameron International Corp. (a)	890
62	National Oilwell Varco, Inc.	2,751
64	Noble Corp., (Switzerland)	2,605
37	Oil States International, Inc. (a) (c)	1,450
48	Rowan Cos., Inc. (a)	1,078
16	Transocean Ltd., (Switzerland) (a)	1,308
		10,082
	Oil, Gas & Consumable Fuels — 14.9%
49	Apache Corp.	5,035
99	Chevron Corp.	7,595
130	ConocoPhillips	6,652
140	Exxon Mobil Corp.	9,530
14	Hess Corp.	835
37	Newfield Exploration Co. (a) (c)	1,760
88	Occidental Petroleum Corp.	7,167
37	Pioneer Natural Resources Co. (c)	1,797
66	XTO Energy, Inc.	3,052
		43,423
	Total Energy	53,505
	Financials — 23.2%
	Capital Markets — 5.4%
52	Ameriprise Financial, Inc.	2,007
48	Goldman Sachs Group, Inc. (The)	8,130
144	Morgan Stanley	4,273
32	State Street Corp.	1,384
		15,794
	Commercial Banks — 4.0%
91	BB&T Corp.	2,298
46	PNC Financial Services Group, Inc.	2,448
252	Wells Fargo & Co.	6,806
		11,552
	Consumer Finance — 1.6%
124	Capital One Financial Corp. (c)	4,754

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Diversified Financial Services — 4.7%
725	Bank of America Corp.	10,924
813	Citigroup, Inc.	2,690
		13,614
	Insurance — 4.5%
22	ACE Ltd., (Switzerland) (a)	1,111
17	Allied World Assurance Co. Holdings Ltd., (Bermuda)	763
31	Endurance Specialty Holdings Ltd., (Bermuda)	1,158
72	Lincoln National Corp.	1,787
91	Prudential Financial, Inc.	4,533
55	Travelers Cos., Inc. (The)	2,752
62	XL Capital Ltd., (Bermuda), Class A (c)	1,129
		13,233
	Real Estate Investment Trusts (REITs) — 2.5%
11	Alexandria Real Estate Equities, Inc. (c)	681
41	Apartment Investment & Management Co., Class A	656
43	Kimco Realty Corp.	582
18	Liberty Property Trust (c)	583
19	Mack-Cali Realty Corp.	671
71	ProLogis (c)	968
41	Realty Income Corp. (c)	1,057
26	Senior Housing Properties Trust (c)	577
11	Simon Property Group, Inc. (c)	915
38	UDR, Inc.	618
		7,308
	Thrifts & Mortgage Finance — 0.5%
94	New York Community Bancorp, Inc. (c)	1,370
	Total Financials	67,625
	Health Care — 9.5%
	Biotechnology — 0.6%
31	Amgen, Inc. (a)	1,726
	Health Care Equipment & Supplies — 1.0%
22	Kinetic Concepts, Inc. (a) (c)	828
49	Medtronic, Inc.	2,164
		2,992
	Health Care Providers & Services — 3.8%
39	CIGNA Corp. (c)	1,381
37	Community Health Systems, Inc. (a) (c)	1,306
32	McKesson Corp.	2,000
151	UnitedHealth Group, Inc.	4,612
32	WellPoint, Inc. (a)	1,836
		11,135
	Pharmaceuticals — 4.1%
651	Pfizer, Inc.	11,842
	Total Health Care	27,695
	Industrials — 12.0%
	Aerospace & Defense — 0.6%
26	United Technologies Corp.	1,832
	Airlines — 0.7%
24	Copa Holdings S.A., (Panama), Class A	1,329
60	Delta Air Lines, Inc. (a) (c)	680
		2,009
	Commercial Services & Supplies — 0.4%
58	R.R. Donnelley & Sons Co.	1,289
	Construction & Engineering — 0.4%
45	Foster Wheeler AG (a)	1,310
	Electrical Equipment — 0.4%
28	Cooper Industries plc	1,207
	Industrial Conglomerates — 1.6%
299	General Electric Co.	4,523
	Machinery — 5.1%
67	Caterpillar, Inc.	3,807
16	Deere & Co.	849
17	Eaton Corp.	1,107
91	Ingersoll-Rand plc, (Ireland) (c)	3,263
24	Joy Global, Inc.	1,217
43	Oshkosh Corp.	1,574
17	PACCAR, Inc. (c)	631
26	Parker Hannifin Corp.	1,374
18	Stanley Works (The) (c)	912
		14,734
	Road & Rail — 2.5%
25	Con-way, Inc.	887
50	CSX Corp. (c)	2,439
74	Norfolk Southern Corp.	3,876
		7,202
	Trading Companies & Distributors — 0.3%
37	WESCO International, Inc. (a) (c)	997
	Total Industrials	35,103

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   41

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Information Technology — 6.5%
	Computers & Peripherals — 2.7%
255	Dell, Inc. (a)	3,658
30	Hewlett-Packard Co.	1,566
46	Lexmark International, Inc., Class A (a) (c)	1,192
85	Seagate Technology, (Cayman Islands) (c)	1,537
		7,953
	Electronic Equipment, Instruments & Components — 0.8%
40	Arrow Electronics, Inc. (a)	1,193
70	Jabil Circuit, Inc.	1,221
		2,414
	Internet Software & Services — 0.1%
18	AOL, Inc. (a)	419
	IT Services — 1.0%
13	Alliance Data Systems Corp. (a) (c)	827
19	Computer Sciences Corp. (a)	1,104
103	Convergys Corp. (a)	1,102
		3,033
	Semiconductors & Semiconductor Equipment — 1.6%
27	Broadcom Corp., Class A (a)	843
23	Intersil Corp., Class A (c)	359
103	LSI Corp. (a)	617
51	Marvell Technology Group Ltd., (Bermuda) (a) (c)	1,066
57	National Semiconductor Corp. (c)	880
15	Novellus Systems, Inc. (a) (c)	358
15	Xilinx, Inc.	386
		4,509
	Software — 0.3%
24	Microsoft Corp.	729
	Total Information Technology	19,057
	Materials — 5.6%
	Chemicals — 2.8%
43	Ashland, Inc.	1,704
11	CF Industries Holdings, Inc.	953
204	Dow Chemical Co. (The)	5,631
		8,288
	Containers & Packaging — 0.5%
66	Temple-Inland, Inc.	1,392
	Metals & Mining — 1.8%
50	Freeport-McMoRan Copper & Gold, Inc. (a)	4,022
22	United States Steel Corp. (c)	1,224
		5,246
	Paper & Forest Products — 0.5%
27	Domtar Corp., (Canada) (a)	1,502
	Total Materials	16,428
	Telecommunication Services — 5.0%
	Diversified Telecommunication Services — 5.0%
106	AT&T, Inc.	2,974
83	CenturyTel, Inc.	3,003
257	Verizon Communications, Inc.	8,504
	Total Telecommunication Services	14,481
	Utilities — 5.3%
	Electric Utilities — 1.8%
154	American Electric Power Co., Inc. (c)	5,361
	Gas Utilities — 1.0%
29	AGL Resources, Inc.	1,050
24	Energen Corp.	1,114
36	UGI Corp.	859
		3,023
	Independent Power Producers & Energy Traders — 0.7%
62	Mirant Corp. (a)	942
44	NRG Energy, Inc. (a)	1,046
		1,988
	Multi-Utilities — 1.8%
93	Sempra Energy (c)	5,189
	Total Utilities	15,561
	Total Common Stocks (Cost $240,292)	288,251
Short-Term Investment — 0.6%
	Investment Company — 0.6%
1,796	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $1,796)	1,796
Investment of Cash Collateral for Securities on Loan — 16.0%
	Investment Company — 16.0%
46,563	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $46,563)	46,563
	Total Investments — 115.4% (Cost $288,651)	336,610
	Liabilities in Excess of Other Assets — (15.4)%	(44,975)
	NET ASSETS — 100.0%	$291,635

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	S&P 500 Index	03/18/10	$3,054	$55

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   43

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

ADR—	American Depositary Receipt

SPDR—	Standard & Poor’s Depository Receipts

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2009.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   45

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,662,474	$645,815	$430,035
Investments in affiliates, at value	137,230	48,289	15,601
Total investment securities, at value	1,799,704	694,104	445,636
Cash	9	—	22
Deposits at broker for futures contracts	3,937	2,575	1,012
Receivables:
Investment securities sold	31,661	11,522	5,423
Fund shares sold	6,314	341	364
Interest and dividends	2,680	958	670
Securities lending income	—	—	5
Total Assets	1,844,305	709,500	453,132

LIABILITIES:
Payables:
Due to custodian	—	40	—
Investment securities purchased	19,404	2,764	475
Collateral for securities lending program	124,548	47,769	14,613
Fund shares redeemed	5,569	1,475	4,350
Variation margin on futures contracts	271	54	180
Accrued liabilities:
Investment advisory fees	949	366	239
Administration fees	172	37	53
Shareholder servicing fees	294	97	31
Distribution fees	22	26	50
Custodian and accounting fees	49	30	14
Trustees’ and Chief Compliance Officer’s fees	5	— (a)	3
Other	268	258	315
Total Liabilities	151,551	52,916	20,323
Net Assets	$1,692,754	$656,584	$432,809

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$2,169,766	$1,126,704	$511,148
Accumulated undistributed (distributions in excess of) net investment income	7,930	(88)	20
Accumulated net realized gains (losses)	(826,839)	(602,021)	(112,807)
Net unrealized appreciation (depreciation)	341,897	131,989	34,448
Total Net Assets	$1,692,754	$656,584	$432,809

Net Assets:
Class A	$62,800	$52,828	$133,073
Class B	—	—	13,313
Class C	12,810	23,469	22,289
Class R2	61	62	—
Class R5	85,155	93,994	—
Select Class	1,531,928	486,231	264,134
Total	$1,692,754	$656,584	$432,809

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,111	2,698	11,030
Class B	—	—	1,219
Class C	640	1,211	2,039
Class R2	3	3	—
Class R5	4,201	4,798	—
Select Class	75,413	24,707	21,188

Net Asset Value:
Class A — Redemption price per share	$20.19	$19.58	$12.06
Class B — Offering price per share (b)	—	—	10.92
Class C — Offering price per share (b)	20.01	19.38	10.93
Class R2 — Offering and redemption price per share	20.02	19.41	—
Class R5 — Offering and redemption price per share	20.27	19.59	—
Select Class — Offering and redemption price per share	20.31	19.68	12.47
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$21.31	$20.66	$12.73

Cost of investments in non-affiliates	$1,320,659	$513,853	$395,896
Cost of investments in affiliates	137,230	48,289	15,601
Value of securities on loan	120,359	46,131	14,059

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Plus Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$11,823		$153,003		$288,251
Investments in affiliates, at value	275		2,584		48,359
Total investment securities, at value	12,098		155,587		336,610
Cash	—	(a)	—		2
Deposits at broker for futures contracts	23		—		787
Receivables:
Investment securities sold	31		10,815		2,197
Fund shares sold	8		1,702		487
Interest and dividends	14		136		379
Due from Advisor	4		—		—
Total Assets	12,178		168,240		340,462

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	—
Securities sold short, at value	—		26,804		—
Dividends for securities sold short	—		14		—
Investment securities purchased	36		13,107		1,028
Collateral for securities lending program	—		—		46,563
Interest expense for securities sold short	—		8		—
Fund shares redeemed	36		19		799
Variation margin on futures contracts	3		—		31
Accrued liabilities:
Investment advisory fees	—		98		106
Administration fees	—	(a)	8		6
Shareholder servicing fees	—		—		48
Distribution fees	4		5		44
Custodian and accounting fees	11		2		16
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2		1
Other	27		32		185
Total Liabilities	117		40,099		48,827
Net Assets	$12,061		$128,141		$291,635

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Intrepid Multi Cap Fund	Intrepid Plus Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$18,575	$121,707	$393,745
Accumulated undistributed (distributions in excess of) net investment income	13	(93)	(2)
Accumulated net realized gains (losses)	(8,511)	(6,355)	(150,122)
Net unrealized appreciation (depreciation)	1,984	12,882	48,014
Total Net Assets	$12,061	$128,141	$291,635

Net Assets:
Class A	$8,376	$25,595	$96,711
Class C	2,651	296	36,716
Class R2	—	—	58
Class R5	—	—	9,594
Select Class	1,034	102,250	148,556
Total	$12,061	$128,141	$291,635

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	502	1,941	4,748
Class C	161	23	1,814
Class R2	—	—	3
Class R5	—	—	469
Select Class	62	7,731	7,272

Net Asset Value:
Class A — Redemption price per share	$16.69	$13.19	$20.37
Class C — Offering price per share (b)	16.50	12.96	20.24
Class R2 — Offering and redemption price per share	—	—	20.36
Class R5 — Offering and redemption price per share	—	—	20.44
Select Class — Offering and redemption price per share	16.75	13.23	20.43
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$17.61	$13.92	$21.50

Cost of investments in non-affiliates	$9,844	$139,694	$240,292
Cost of investments in affiliates	275	2,584	48,359
Value of securities on loan	—	—	44,986
Proceeds from securities sold short	—	26,377	—

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   49

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$4
Dividend income from non-affiliates	15,981		5,339		4,128
Dividend income from affiliates	19		8		10
Income from securities lending (net)	631		124		67
Total investment income	16,631		5,471		4,209

EXPENSES:
Investment advisory fees	5,594		2,137		1,341
Administration fees	847		323		203
Distribution fees:
Class A	78		67		155
Class B	—		—		49
Class C	47		87		75
Class R2	—	(a)	—	(a)	—
Shareholder servicing fees:
Class A	78		67		155
Class B	—		—		16
Class C	15		29		25
Class R2	—	(a)	—	(a)	—
Class R5	21		22		—
Select Class	1,952		618		320
Custodian and accounting fees	83		44		36
Interest expense to affiliates	—	(a)	—	(a)	—	(a)
Professional fees	33		27		25
Trustees’ and Chief Compliance Officer’s fees	9		3		2
Printing and mailing costs	60		49		45
Registration and filing fees	17		26		30
Transfer agent fees	196		187		298
Other	28		14		—
Total expenses	9,058		3,700		2,775
Less amounts waived	(427)		(351)		(424)
Less earnings credits	—	(a)	—	(a)	—	(a)
Net expenses	8,631		3,349		2,351
Net investment income (loss)	8,000		2,122		1,858

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$84,427	$36,549	$(10,129)
Futures	5,530	1,762	2,059
Net realized gain (loss)	89,957	38,311	(8,070)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	286,285	102,287	102,697
Futures	(293)	27	521
Change in net unrealized appreciation (depreciation)	285,992	102,314	103,218
Net realized/unrealized gains (losses)	375,949	140,625	95,148
Change in net assets resulting from operations	$383,949	$142,747	$97,006

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   51

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

	Intrepid Multi Cap Fund		Intrepid Plus Fund		Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—	(a)	$—
Dividend income from non-affiliates	86		1,064		2,870
Dividend income from affiliates	—	(a)	2		4
Income from securities lending (net)	—		—		118
Total investment income	86		1,066		2,992

EXPENSES:
Investment advisory fees	36		706		913
Administration fees	5		55		138
Distribution fees:
Class A	9		24		121
Class C	10		1		135
Class R2	—		—		—	(a)
Shareholder servicing fees:
Class A	9		24		121
Class C	3		—	(a)	45
Class R2	—		—		—	(a)
Class R5	—		—		2
Select Class	2		117		174
Custodian and accounting fees	26		20		36
Interest expense on securities sold short	—		38		—
Interest expense to affiliates	—	(a)	—	(a)	—	(a)
Professional fees	27		34		29
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		1
Printing and mailing costs	2		—		31
Registration and filing fees	14		21		44
Transfer agent fees	15		16		164
Dividend expense on securities sold short	—		172		—
Other	3		3		8
Total expenses	161		1,232		1,962
Less amounts waived	(55)		(350)		(467)
Less earnings credits	—	(a)	—	(a)	—	(a)
Less expense reimbursements	(32)		—		—
Net expenses	74		882		1,495
Net investment income (loss)	12		184		1,497

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Intrepid Multi Cap Fund	Intrepid Plus Fund	Intrepid Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$708	$18,355	$3,024
Futures	4	—	455
Securities sold short	—	(4,015)	—
Net realized gain (loss)	712	14,340	3,479
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,743	7,589	55,460
Futures	5	—	67
Securities sold short	—	(398)	—
Change in net unrealized appreciation (depreciation)	1,748	7,191	55,527
Net realized/unrealized gains (losses)	2,460	21,531	59,006
Change in net assets resulting from operations	$2,472	$21,715	$60,503

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,000	$32,577	$2,122	$7,682
Net realized gain (loss)	89,957	(909,910)	38,311	(533,566)
Change in net unrealized appreciation (depreciation)	285,992	(170,750)	102,314	(141,037)
Change in net assets resulting from operations	383,949	(1,048,083)	142,747	(666,921)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,088)	(508)	(357)	(372)
From net realized gains	—	(2,634)	—	—
Class C
From net investment income	(200)	—	(50)	—
From net realized gains	—	(500)	—	—
Class R2
From net investment income	(1)	(1)	— (a)	(1)
From net realized gains	—	(2)	—	—
Class R5
From net investment income	(1,731)	(1,436)	(1,042)	(1,532)
From net realized gains	—	(3,900)	—	—
Select Class
From net investment income	(29,202)	(16,015)	(4,490)	(5,049)
From net realized gains	—	(62,452)	—	—
Total distributions to shareholders	(32,222)	(87,448)	(5,939)	(6,954)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(257,329)	(735,034)	(122,101)	(910,553)

NET ASSETS:
Change in net assets	94,398	(1,870,565)	14,707	(1,584,428)
Beginning of period	1,598,356	3,468,921	641,877	2,226,305
End of period	$1,692,754	$1,598,356	$656,584	$641,877
Accumulated undistributed (distributions in excess of) net investment income	$7,930	$32,152	$(88)	$3,729

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,858	$5,580	$12	$127
Net realized gain (loss)	(8,070)	(102,975)	712	(5,832)
Change in net unrealized appreciation (depreciation)	103,218	(103,694)	1,748	(1,328)
Change in net assets resulting from operations	97,006	(201,089)	2,472	(7,033)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(563)	(1,345)	(89)	(31)
From net realized gains	—	(2,952)	—	—
Class B
From net investment income	(19)	(109)	—	—
From net realized gains	—	(374)	—	—
Class C
From net investment income	(35)	(151)	(24)	—
From net realized gains	—	(516)	—	—
Select Class
From net investment income	(1,416)	(3,232)	(13)	(25)
From net realized gains	—	(6,588)	—	—
Ultra (a)
From net investment income	—	(45)	—	—
From net realized gains	—	(165)	—	—
Total distributions to shareholders	(2,033)	(15,477)	(126)	(56)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(21,242)	(70,498)	(353)	(4,513)

NET ASSETS:
Change in net assets	73,731	(287,064)	1,993	(11,602)
Beginning of period	359,078	646,142	10,068	21,670
End of period	$432,809	$359,078	$12,061	$10,068
Accumulated undistributed (distributions in excess of) net investment income	$20	$195	$13	$127

(a)	Ultra Shares of Intrepid Mid Cap Fund were liquidated on May 13, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Plus Fund		Intrepid Value Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$184	$466	$1,497	$5,392
Net realized gain (loss)	14,340	(14,059)	3,479	(117,291)
Change in net unrealized appreciation (depreciation)	7,191	(1,005)	55,527	10,445
Change in net assets resulting from operations	21,715	(14,598)	60,503	(101,454)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(91)	—	(459)	(2,251)
Class C
From net investment income	— (a)	—	(87)	(648)
Class R2
From net investment income	—	—	— (a)	(1)
Class R5
From net investment income	—	—	(65)	(209)
Select Class
From net investment income	(496)	(211)	(867)	(2,266)
Total distributions to shareholders	(587)	(211)	(1,478)	(5,375)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	15,418	43,386	9,318	(33,714)

NET ASSETS:
Change in net assets	36,546	28,577	68,343	(140,543)
Beginning of period	91,595	63,018	223,292	363,835
End of period	$128,141	$91,595	$291,635	$223,292
Accumulated undistributed (distributions in excess of) net investment income	$(93)	$310	$(2)	$(21)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)		Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,437	$35,927		$3,004	$14,800
Dividends and distributions reinvested	963	2,827		325	304
Cost of shares redeemed	(9,364)	(55,125)		(11,548)	(45,423)
Change in net assets from Class A capital transactions	$(5,964)	$(16,371)		$(8,219)	$(30,319)
Class C
Proceeds from shares issued	$526	$1,471		$665	$3,079
Dividends and distributions reinvested	182	437		41	—
Cost of shares redeemed	(1,679)	(7,572)		(3,971)	(13,925)
Change in net assets from Class C capital transactions	$(971)	$(5,664)		$(3,265)	$(10,846)
Class R2
Proceeds from shares issued	$—	$49		$—	$50
Dividends and distributions reinvested	1	3		— (a)	1
Change in net assets from Class R2 capital transactions	$1	$52	$	— (a)	$51
Class R5
Proceeds from shares issued	$10,372	$51,878		$7,051	$34,597
Dividends and distributions reinvested	1,613	5,336		1,016	1,532
Cost of shares redeemed	(29,310)	(49,120)		(6,299)	(62,365)
Change in net assets from Class R5 capital transactions	$(17,325)	$8,094		$1,768	$(26,236)
Select Class
Proceeds from shares issued	$82,203	$502,861		$27,658	$144,545
Dividends and distributions reinvested	829	15,585		643	411
Cost of shares redeemed	(316,102)	(1,239,591)		(140,686)	(988,159)
Change in net assets from Select Class capital transactions	$(233,070)	$(721,145)		$(112,385)	$(843,203)

Total change in net assets from capital transactions	$(257,329)	$(735,034)		$(122,101)	$(910,553)

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	127	2,123	167	900
Reinvested	48	182	17	21
Redeemed	(490)	(3,242)	(637)	(2,866)
Change in Class A Shares	(315)	(937)	(453)	(1,945)
Class C
Issued	28	80	37	191
Reinvested	9	28	2	—
Redeemed	(89)	(436)	(223)	(874)
Change in Class C Shares	(52)	(328)	(184)	(683)
Class R2
Issued	—	3	—	3
Reinvested	— (a)	— (a)	— (a)	— (a)
Change in Class R2 Shares	— (a)	3	— (a)	3
Class R5
Issued	538	2,919	386	1,885
Reinvested	79	342	52	107
Redeemed	(1,572)	(3,378)	(345)	(4,278)
Change in Class R5 Shares	(955)	(117)	93	(2,286)
Select Class
Issued	4,310	27,756	1,559	8,395
Reinvested	41	992	33	29
Redeemed	(16,510)	(72,307)	(8,105)	(63,611)
Change in Select Class Shares	(12,159)	(43,559)	(6,513)	(55,187)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,433	$18,196	$1,693	$2,578
Dividends and distributions reinvested	528	4,034	85	27
Cost of shares redeemed	(14,765)	(43,211)	(1,537)	(3,856)
Change in net assets from Class A capital transactions	$(804)	$(20,981)	$241	$(1,251)
Class B
Proceeds from shares issued	$244	$1,380	$—	$—
Dividends and distributions reinvested	18	460	—	—
Cost of shares redeemed	(1,671)	(5,288)	—	—
Change in net assets from Class B capital transactions	$(1,409)	$(3,448)	$—	$—
Class C
Proceeds from shares issued	$3,606	$3,063	$204	$408
Dividends and distributions reinvested	31	584	18	—
Cost of shares redeemed	(2,580)	(7,891)	(505)	(1,438)
Change in net assets from Class C capital transactions	$1,057	$(4,244)	$(283)	$(1,030)
Select Class
Proceeds from shares issued	$14,158	$90,185	$30	$301
Dividends and distributions reinvested	330	5,206	3	2
Cost of shares redeemed	(34,574)	(130,358)	(344)	(2,535)
Change in net assets from Select Class capital transactions	$(20,086)	$(34,967)	$(311)	$(2,232)
Ultra (a)
Proceeds from shares issued	$—	$740	$—	$—
Dividends and distributions reinvested	—	109	—	—
Cost of shares redeemed	—	(7,707)	—	—
Change in net assets from Ultra capital transactions	$—	$(6,858)	$—	$—

Total change in net assets from capital transactions	$(21,242)	$(70,498)	$(353)	$(4,513)

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	1,217	1,828	105	190
Reinvested	45	459	5	2
Redeemed	(1,329)	(4,401)	(98)	(278)
Change in Class A Shares	(67)	(2,114)	12	(86)
Class B
Issued	24	151	—	—
Reinvested	2	59	—	—
Redeemed	(168)	(584)	—	—
Change in Class B Shares	(142)	(374)	—	—
Class C
Issued	358	334	13	31
Reinvested	3	74	1	—
Redeemed	(256)	(859)	(33)	(101)
Change in Class C Shares	105	(451)	(19)	(70)
Select Class
Issued	1,292	9,499	2	26
Reinvested	28	578	— (b)	— (b)
Redeemed	(2,991)	(13,601)	(22)	(210)
Change in Select Class Shares	(1,671)	(3,524)	(20)	(184)
Ultra (a)
Issued	—	71	—	—
Reinvested	—	12	—	—
Redeemed	—	(798)	—	—
Change in Ultra Shares	—	(715)	—	—

(a)	Ultra Shares of Intrepid Mid Cap Fund were liquidated on May 13, 2009.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Plus Fund		Intrepid Value Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)		Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,965	$13,873		$5,963	$31,855
Dividends and distributions reinvested	90	—		438	2,107
Cost of shares redeemed	(3,539)	(955)		(20,884)	(58,000)
Change in net assets from Class A capital transactions	$8,516	$12,918		$(14,483)	$(24,038)
Class C
Proceeds from shares issued	$187	$32		$3,004	$6,351
Dividends and distributions reinvested	— (a)	—		63	474
Cost of shares redeemed	(15)	(196)		(5,612)	(16,570)
Change in net assets from Class C capital transactions	$172	$(164)		$(2,545)	$(9,745)
Class R2
Proceeds from shares issued	$—	$—		$—	$50
Dividends and distributions reinvested	—	—		— (a)	1
Change in net assets from Class R2 capital transactions	$—	$—	$	— (a)	$51
Class R5
Proceeds from shares issued	$—	$—		$443	$1,058
Dividends and distributions reinvested	—	—		65	209
Cost of shares redeemed	—	—		(705)	(1,642)
Change in net assets from Class R5 capital transactions	$—	$—		$(197)	$(375)
Select Class
Proceeds from shares issued	$11,177	$39,149		$48,153	$55,607
Dividends and distributions reinvested	188	2		728	1,807
Cost of shares redeemed	(4,635)	(8,519)		(22,338)	(57,021)
Change in net assets from Select Class capital transactions	$6,730	$30,632		$26,543	$393

Total change in net assets from capital transactions	$15,418	$43,386		$9,318	$(33,714)

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Intrepid Plus Fund		Intrepid Value Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	947	1,267	311	1,795
Reinvested	7	—	22	129
Redeemed	(285)	(94)	(1,107)	(3,337)
Change in Class A Shares	669	1,173	(774)	(1,413)
Class C
Issued	15	2	157	364
Reinvested	— (a)	—	3	30
Redeemed	(1)	(19)	(294)	(941)
Change in Class C Shares	14	(17)	(134)	(547)
Class R2
Issued	—	—	—	3
Reinvested	—	—	— (a)	— (a)
Change in Class R2 Shares	—	—	— (a)	3
Class R5
Issued	—	—	23	62
Reinvested	—	—	3	13
Redeemed	—	—	(37)	(93)
Change in Class R5 Shares	—	—	(11)	(18)
Select Class
Issued	895	4,030	2,793	3,262
Reinvested	14	— (a)	36	110
Redeemed	(364)	(828)	(1,159)	(3,333)
Change in Select Class Shares	545	3,202	1,670	39

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   63

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

(Amounts in thousands)

Intrepid Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$21,715
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(426,073)
Proceeds from disposition of investment securities	407,542
Covers of investment securities sold short	(137,185)
Proceeds from investment securities sold short	141,101
Purchases of short-term investments, net	(2,228)
Unrealized appreciation/depreciation on investments	(7,589)
Unrealized appreciation/depreciation on investment securities sold short	398
Net realized gain/loss on investments	(18,355)
Net realized gain/loss on investment securities sold short	4,015
Increase in receivable for investments sold	(2,438)
Increase in interest and dividends receivable	(32)
Increase in payable for investments purchased	5,351
Increase in dividends payable for securities sold short	4
Increase in interest expense payable for securities sold short	8
Increase in accrued expenses and other liabilities	8
Net cash provided (used) by operating activities	(13,758)

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	21,663
Net cost of shares redeemed	(8,180)
Cash distributions paid to shareholders (net of reinvestments of $278)	(309)
Net cash provided (used) by financing activities	13,174
Net decrease in cash	(584)

Cash:
Beginning of period	584
End of period	$—

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$16.41	$0.07	(e)	$4.06	$4.13	$(0.35)	$—	$(0.35)
Year Ended June 30, 2009	24.32	0.22	(e)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2008	29.66	0.18	(e)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)
Year Ended June 30, 2007	25.25	0.18	(e)	4.51	4.69	(0.22)	(0.06)	(0.28)
January 1, 2006 through June 30, 2006 (g)	24.27	0.10	(e)	0.88	0.98	—	—	—
February 19, 2005 (h) through December 31, 2005	22.62	0.15	(e)	1.60	1.75	(0.10)	—	(0.10)

Class C
Six Months Ended December 31, 2009 (Unaudited)	16.28	0.02	(e)	4.03	4.05	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(e)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(e)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(e)	4.47	4.51	(0.17)	(0.06)	(0.23)
January 1, 2006 through June 30, 2006 (g)	24.19	0.03	(e)	0.88	0.91	—	—	—
February 19, 2005 (h) through December 31, 2005	22.62	0.06	(e)	1.58	1.64	(0.07)	—	(0.07)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	16.29	0.04	(e)	4.04	4.08	(0.35)	—	(0.35)
November 3, 2008 (h) through June 30, 2009	17.58	0.13	(e)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Six Months Ended December 31, 2009 (Unaudited)	16.47	0.11	(e)	4.09	4.20	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(e)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(e)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(e)	4.53	4.83	(0.30)	(0.06)	(0.36)
May 15, 2006 (h) through June 30, 2006 (g)	25.58	0.05	(e)	(0.29)	(0.24)	—	—	—

Select Class
Six Months Ended December 31, 2009 (Unaudited)	16.51	0.09	(e)	4.09	4.18	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(e)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(e)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(e)	4.52	4.77	(0.24)	(0.06)	(0.30)
January 1, 2006 through June 30, 2006 (g)	24.32	0.13	(e)	0.88	1.01	—	—	—
Year Ended December 31, 2005	22.35	0.20	(e)	1.87	2.07	(0.10)	—	(0.10)
Year Ended December 31, 2004	19.97	0.09		2.43	2.52	(0.09)	(0.05)	(0.14)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$20.19	25.20%	$62,800	1.25%		0.68%	1.30%	48%
16.41	(29.40)	56,213	1.25		1.25	1.32	125
24.32	(13.63)	106,108	1.26	(f)	0.67	1.29	89
29.66	18.67	129,399	1.25		0.65	1.28	81
25.25	4.04	49,795	1.25		0.78	1.29	47
24.27	7.75	12,715	1.25		0.75	1.29	109

20.01	24.86	12,810	1.75		0.18	1.80	48
16.28	(29.78)	11,270	1.75		0.73	1.81	125
24.09	(14.02)	24,579	1.76	(f)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81
25.10	3.76	9,450	1.75		0.28	1.79	47
24.19	7.25	3,267	1.75		0.28	1.79	109

20.02	25.05	61	1.50		0.43	1.55	48
16.29	(2.49)	49	1.50		1.30	1.59	125

20.27	25.52	85,155	0.80		1.15	0.85	48
16.47	(29.11)	84,934	0.80		1.73	0.87	125
24.46	(13.23)	128,967	0.80		1.15	0.84	89
29.81	19.15	89,464	0.80		1.06	0.83	81
25.34	(0.94)	13,414	0.80		1.36	0.84	47

20.31	25.34	1,531,928	1.00		0.93	1.05	48
16.51	(29.24)	1,445,890	1.00		1.47	1.06	125
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81
25.33	4.15	4,427,776	1.00		1.01	1.04	47
24.32	9.28	3,016,460	1.00		0.86	1.05	109
22.35	12.68	358,846	1.00		0.83	1.21	97

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$15.79	$0.04	(e)	$3.88 (f)	$3.92	$(0.13)	$—	$(0.13)
Year Ended June 30, 2009	22.03	0.09	(e)	(6.24)	(6.15)	(0.09)	—	(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(e)	3.69	3.73	(0.05)	—	(0.05)
January 1, 2006 through June 30, 2006 (g)	20.67	0.02	(e)	0.16	0.18	—	—	—
February 19, 2005 (h) through December 31, 2005	19.01	0.03	(e)	1.66	1.69	(0.02)	(0.01)	(0.03)

Class C
Six Months Ended December 31, 2009 (Unaudited)	15.59	(0.01	)(e)	3.84 (f)	3.83	(0.04)	—	(0.04)
Year Ended June 30, 2009	21.73	0.01	(e)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(e)	3.65	3.58	— (i)	—	— (i)
January 1, 2006 through June 30, 2006 (g)	20.59	(0.03	)(e)	0.14	0.11	—	—	—
February 19, 2005 (h) through December 31, 2005	19.01	(0.04	)(e)	1.64	1.60	(0.01)	(0.01)	(0.02)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	15.65	0.02	(e)	3.85 (f)	3.87	(0.11)	—	(0.11)
November 3, 2008 (h) through June 30, 2009	15.84	0.08	(e)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Six Months Ended December 31, 2009 (Unaudited)	15.83	0.08	(e)	3.90 (f)	3.98	(0.22)	—	(0.22)
Year Ended June 30, 2009	22.15	0.16	(e)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(e)	3.69	3.85	(0.11)	—	(0.11)
May 15, 2006 (h) through June 30, 2006 (g)	21.23	0.02	(e)	(0.36)	(0.34)	—	—	—

Select Class
Six Months Ended December 31, 2009 (Unaudited)	15.88	0.06	(e)	3.92 (f)	3.98	(0.18)	—	(0.18)
Year Ended June 30, 2009	22.15	0.12	(e)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(e)	3.72	3.81	(0.06)	—	(0.06)
January 1, 2006 through June 30, 2006 (g)	20.70	0.04	(e)	0.15	0.19	—	—	—
Year Ended December 31, 2005	19.07	0.11	(e)	1.56	1.67	(0.03)	(0.01)	(0.04)
Year Ended December 31, 2004	19.61	(0.01)		1.85	1.84	—	(2.38)	(2.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.86, $3.83, $3.83, $3.88 and $3.90 and the total return would have been 24.71%, 24.51%, 24.64%, 25.01% and 24.93% for Class A, Class B, Class R2, Class R5 and Select Class Shares, respectively.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Commencement of offering of class of shares.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$19.58	24.84	%(f)	$52,828	1.25%	0.41%	1.35%	54%
15.79	(27.88)		49,749	1.25	0.53	1.37	121
22.03	(8.54)		112,249	1.25	0.07	1.30	130
24.53	17.92		94,384	1.25	0.15	1.30	130
20.85	0.87		17,756	1.25	0.19	1.30	73
20.67	8.90		3,919	1.25	0.20	1.50	130

19.38	24.58	(f)	23,469	1.75	(0.08)	1.85	54
15.59	(28.26)		21,746	1.75	0.04	1.87	121
21.73	(9.03)		45,171	1.75	(0.43)	1.80	130
24.28	17.32		38,334	1.75	(0.32)	1.80	130
20.70	0.53		7,844	1.75	(0.30)	1.80	73
20.59	8.44		1,941	1.75	(0.25)	1.91	130

19.41	24.71	(f)	62	1.50	0.17	1.60	54
15.65	0.07		50	1.50	0.80	1.68	121

19.59	25.14	(f)	93,994	0.80	0.87	0.90	54
15.83	(27.55)		74,460	0.80	0.99	0.92	121
22.15	(8.15)		154,884	0.80	0.52	0.85	130
24.63	18.46		132,234	0.80	0.68	0.85	130
20.89	(1.60)		9,752	0.80	0.94	0.88	73

19.68	25.06	(f)	486,231	1.00	0.66	1.10	54
15.88	(27.72)		495,872	1.00	0.66	1.10	121
22.15	(8.36)		1,914,001	1.00	0.32	1.05	130
24.64	18.27		1,956,616	1.00	0.40	1.05	130
20.89	0.92		1,226,474	1.00	0.42	1.05	73
20.70	8.79		728,987	1.00	0.52	1.11	130
19.07	10.45		7,795	1.00	(0.06)	2.62	127

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$9.53	$0.04	(e)	$2.54		$2.58	$(0.05)	$—	$(0.05)
Year Ended June 30, 2009	14.39	0.12	(e)	(4.61	)(f)	(4.49)	(0.12)	(0.25)	(0.37)
Year Ended June 30, 2008	18.57	0.04	(e)	(2.37)		(2.33)	(0.05)	(1.80)	(1.85)
Year Ended June 30, 2007	17.33	0.05	(e)	2.94		2.99	(0.06)	(1.69)	(1.75)
Year Ended June 30, 2006	20.61	0.05	(e)	2.97		3.02	(0.05)	(6.25)	(6.30)
Year Ended June 30, 2005	18.65	(0.04)		3.11		3.07	(0.02)	(1.09)	(1.11)

Class B
Six Months Ended December 31, 2009 (Unaudited)	8.63	—	(e)(h)	2.31		2.31	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(e)	(4.21	)(f)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(e)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(e)	2.73		2.68	(0.01)	(1.69)	(1.70)
Year Ended June 30, 2006	19.68	(0.06	)(e)	2.81		2.75	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.37)		3.19		2.82	—	(1.09)	(1.09)

Class C
Six Months Ended December 31, 2009 (Unaudited)	8.64	—	(e)(h)	2.31		2.31	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(e)	(4.21	)(f)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(e)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(e)	2.74		2.69	(0.02)	(1.69)	(1.71)
Year Ended June 30, 2006	19.68	(0.05	)(e)	2.81		2.76	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.10)		2.92		2.82	—	(1.09)	(1.09)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	9.84	0.06	(e)	2.63		2.69	(0.06)	—	(0.06)
Year Ended June 30, 2009	14.83	0.15	(e)	(4.75	)(f)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(e)	(2.45)		(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(e)	3.03		3.13	(0.10)	(1.69)	(1.79)
Year Ended June 30, 2006	20.96	0.10	(e)	3.03		3.13	(0.09)	(6.25)	(6.34)
Year Ended June 30, 2005	18.93	0.09		3.08		3.17	(0.05)	(1.09)	(1.14)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share or the total return.

(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.06	27.10%		$133,073	1.24%	0.80%	1.46%	37%
9.53	(30.94	)(f)	105,702	1.24	1.22	1.55	64
14.39	(13.02	)(g)	190,093	1.24	0.23	1.37	109
18.57	18.13		237,337	1.24	0.29	1.36	117
17.33	16.32		165,869	1.23	0.26	1.34	136
20.61	16.95		115,995	1.21	0.07	1.32	131

10.92	26.72		13,313	1.95	0.07	1.96	37
8.63	(31.38	)(f)	11,745	1.85	0.60	2.04	64
13.11	(13.61	)(g)	22,749	1.83	(0.37)	1.87	109
17.16	17.47		31,601	1.83	(0.30)	1.85	117
16.18	15.59		24,283	1.83	(0.32)	1.84	136
19.68	16.20		13,827	1.90	(0.63)	1.92	131

10.93	26.71		22,289	1.95	0.09	1.96	37
8.64	(31.35	)(f)	16,706	1.85	0.61	2.05	64
13.12	(13.60	)(g)	31,298	1.83	(0.36)	1.87	109
17.17	17.47		39,678	1.83	(0.30)	1.86	117
16.19	15.64		22,849	1.83	(0.29)	1.84	136
19.68	16.20		7,817	1.89	(0.60)	1.92	131

12.47	27.41		264,134	0.99	1.05	1.21	37
9.84	(30.77	)(f)	224,925	0.99	1.48	1.30	64
14.83	(12.89	)(g)	391,384	0.99	0.46	1.12	109
19.09	18.52		646,572	0.99	0.55	1.10	117
17.75	16.61		628,156	0.98	0.49	1.09	136
20.96	17.25		670,678	0.96	0.30	1.00	131

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Multi Cap Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$13.42	$0.02	(e)	$3.44	$3.46	$(0.19)	$—	$(0.19)
Year Ended June 30, 2009	19.88	0.14	(e)	(6.54)	(6.40)	(0.06)	—	(0.06)
Year Ended June 30, 2008	25.22	0.10	(e)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(e)	4.47	4.58	(0.11)	(1.55)	(1.66)
January 1, 2006 through June 30, 2006 (f)	21.38	0.05	(e)	0.87	0.92	—	—	—
February 19, 2005 (g) through December 31, 2005	23.00	0.13	(e)	1.62	1.75	(0.20)	(3.17)	(3.37)

Class C
Six Months Ended December 31, 2009 (Unaudited)	13.27	(0.02	)(e)	3.40	3.38	(0.15)	—	(0.15)
Year Ended June 30, 2009	19.65	0.07	(e)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(e)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(e)	4.44	4.43	(0.06)	(1.55)	(1.61)
January 1, 2006 through June 30, 2006 (f)	21.31	—	(e)(i)	0.86	0.86	—	—	—
February 19, 2005 (g) through December 31, 2005	23.00	0.05	(e)	1.60	1.65	(0.17)	(3.17)	(3.34)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	13.46	0.04	(e)	3.46	3.50	(0.21)	—	(0.21)
Year Ended June 30, 2009	19.97	0.18	(e)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(e)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(e)	4.50	4.66	(0.14)	(1.55)	(1.69)
January 1, 2006 through June 30, 2006 (f)	21.41	0.07	(e)	0.87	0.94	—	—	—
Year Ended December 31, 2005	23.25	0.22	(e)	1.33	1.55	(0.22)	(3.17)	(3.39)
Year Ended December 31, 2004	20.28	0.12		3.10	3.22	(0.11)	(0.14)	(0.25)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Includes interest expense of 0.01%.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$16.69	25.78%	$8,376	1.25%		0.31%	2.83%	44%
13.42	(32.17)	6,582	1.25		1.01	2.60	105
19.88	(17.88)	11,456	1.25		0.43	1.80	108
25.22	21.52	12,967	1.25		0.46	1.83	89
22.30	4.30	4,335	1.25		0.46	2.39	79
21.38	7.53	697	1.25		0.67	2.05	177

16.50	25.47	2,651	1.75		(0.20)	3.33	44
13.27	(32.47)	2,384	1.75		0.49	3.07	105
19.65	(18.34)	4,904	1.76	(h)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89
22.17	4.04	1,424	1.75		(0.02)	2.90	79
21.31	7.09	164	1.75		0.23	2.54	177

16.75	25.97	1,034	1.00		0.54	2.59	44
13.46	(32.01)	1,102	1.00		1.25	2.17	105
19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89
22.35	4.39	15,689	1.00		0.61	2.06	79
21.41	6.59	19,617	1.00		0.93	1.70	177
23.25	16.01	18,932	1.00		0.60	1.77	99

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Intrepid Plus Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$10.79	$0.01	(f)	$2.44	$2.45	$(0.05)	$13.19
Year Ended June 30, 2009	15.26	0.03	(f)	(4.50)	(4.47)	—	10.79
Year Ended June 30, 2008	17.98	(0.01	)(f)	(2.71)	(2.72)	—	15.26
Year Ended June 30, 2007	15.15	(0.09)		2.92	2.83	—	17.98
January 31, 2006 (g) through June 30, 2006	15.00	(0.01	)(f)	0.16	0.15	—	15.15

Class C
Six Months Ended December 31, 2009 (Unaudited)	10.61	(0.03	)(f)	2.40	2.37	(0.02)	12.96
Year Ended June 30, 2009	15.08	—	(f)(h)	(4.47)	(4.47)	—	10.61
Year Ended June 30, 2008	17.85	(0.10	)(f)	(2.67)	(2.77)	—	15.08
Year Ended June 30, 2007	15.12	(0.17)		2.90	2.73	—	17.85
January 31, 2006 (g) through June 30, 2006	15.00	(0.04	)(f)	0.16	0.12	—	15.12

Select Class
Six Months Ended December 31, 2009 (Unaudited)	10.82	0.02	(f)	2.46	2.48	(0.07)	13.23
Year Ended June 30, 2009	15.34	0.09	(f)	(4.56)	(4.47)	(0.05)	10.82
Year Ended June 30, 2008	18.02	0.01	(f)	(2.69)	(2.68)	—	15.34
Year Ended June 30, 2007	15.17	(0.05)		2.91	2.86	(0.01)	18.02
January 31, 2006 (g) through June 30, 2006	15.00	—	(f)(h)	0.17	0.17	—	15.17

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of operations.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (e)

22.71%	$25,595	1.77%	1.40%	0.11%	2.38%	2.01%	313%	421%
(29.29)	13,729	1.85	1.55	0.33	2.46	2.16	504	678
(15.13)	1,506	2.09	1.75	(0.08)	2.46	2.12	125	—
18.68	599	2.33	1.75	(0.54)	2.70	2.12	108	—
1.00	505	2.32	1.75	(0.11)	4.40	3.83	43	—

22.36	296	2.27	1.90	(0.42)	2.88	2.51	313	421
(29.64)	98	2.53	2.23	(0.02)	2.98	2.69	504	678
(15.52)	388	2.59	2.25	(0.64)	2.95	2.61	125	—
18.06	595	2.83	2.25	(1.04)	3.20	2.62	108	—
0.80	504	2.82	2.25	(0.61)	4.90	4.33	43	—

22.87	102,250	1.52	1.15	0.37	2.14	1.77	313	421
(29.11)	77,768	1.72	1.43	0.86	2.25	1.95	504	678
(14.87)	61,124	1.84	1.50	0.08	2.20	1.86	125	—
18.89	63,353	2.08	1.50	(0.29)	2.45	1.87	108	—
1.13	58,084	2.07	1.50	0.06	2.95	2.38	43	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$16.47	$0.09	(e)	$3.90	$3.99	$(0.09)	$—	$(0.09)
Year Ended June 30, 2009	23.48	0.37	(e)	(7.00)	(6.63)	(0.38)	—	(0.38)
Year Ended June 30, 2008	29.19	0.36	(e)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(e)	4.66	5.00	(0.30)	(0.29)	(0.59)
January 1, 2006 through June 30, 2006 (f)	22.94	0.15	(e)	1.81	1.96	(0.12)	—	(0.12)
February 19, 2005 (g) through December 31, 2005	22.14	0.29	(e)	1.57	1.86	(0.31)	(0.75)	(1.06)

Class C
Six Months Ended December 31, 2009 (Unaudited)	16.37	0.05	(e)	3.87	3.92	(0.05)	—	(0.05)
Year Ended June 30, 2009	23.37	0.28	(e)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(e)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(e)	4.64	4.84	(0.19)	(0.29)	(0.48)
January 1, 2006 through June 30, 2006 (f)	22.89	0.10	(e)	1.79	1.89	(0.09)	—	(0.09)
February 19, 2005 (g) through December 31, 2005	22.14	0.16	(e)	1.59	1.75	(0.25)	(0.75)	(1.00)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	16.46	0.07	(e)	3.90	3.97	(0.07)	—	(0.07)
November 3, 2008 (g) through June 30, 2009	18.03	0.21	(e)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2009 (Unaudited)	16.53	0.14	(e)	3.91	4.05	(0.14)	—	(0.14)
Year Ended June 30, 2009	23.54	0.45	(e)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(e)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(e)	4.64	5.12	(0.39)	(0.29)	(0.68)
May 15, 2006 (g) through June 30, 2006 (f)	24.84	0.05	(e)	0.01	0.06	(0.08)	—	(0.08)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	16.51	0.12	(e)	3.92	4.04	(0.12)	—	(0.12)
Year Ended June 30, 2009	23.54	0.41	(e)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(e)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(e)	4.66	5.07	(0.34)	(0.29)	(0.63)
January 1, 2006 through June 30, 2006 (f)	22.97	0.17	(e)	1.82	1.99	(0.14)	—	(0.14)
Year Ended December 31, 2005	21.85	0.29	(e)	1.91	2.20	(0.33)	(0.75)	(1.08)
Year Ended December 31, 2004	19.69	0.24		3.08	3.32	(0.24)	(0.92)	(1.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$20.37	24.26%	$96,711	1.14%	0.99%	1.47%	44%
16.47	(28.20)	90,931	1.25	2.06	1.54	107
23.48	(17.73)	162,876	1.25	1.33	1.42	78
29.19	20.30	211,761	1.25	1.23	1.42	59
24.78	8.55	21,757	1.25	1.27	1.75	53
22.94	8.44	3,209	1.25	1.44	1.60	112

20.24	23.93	36,716	1.64	0.49	1.97	44
16.37	(28.57)	31,875	1.75	1.56	2.04	107
23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59
24.69	8.26	8,013	1.75	0.79	2.25	53
22.89	7.95	482	1.75	0.81	2.17	112

20.36	24.14	58	1.39	0.74	1.72	44
16.46	(7.15)	46	1.50	2.02	1.87	107

20.44	24.51	9,594	0.69	1.44	1.02	44
16.53	(27.87)	7,933	0.80	2.50	1.10	107
23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59
24.82	0.23	15	0.80	1.73	1.22	53

20.43	24.48	148,556	0.89	1.24	1.22	44
16.51	(28.07)	92,507	1.00	2.31	1.30	107
23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59
24.82	8.66	42,636	1.00	1.44	1.51	53
22.97	10.14	31,276	1.00	1.29	1.55	112
21.85	17.51	15,510	1.00	1.25	2.08	98

.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C and Select Class	JPM I	Diversified
Intrepid Plus Fund	Class A, Class C and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5 and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

78   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities
• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

Intrepid America Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities #	$1,799,704	$—	$—	$1,799,704

Appreciation in Other Financial Instruments
Futures Contracts	$82	$—	$—	$82

Intrepid Growth Fund
Investments in Securities #	$694,104	$—	$—	$694,104

Appreciation in Other Financial Instruments
Futures Contracts	$27	$—	$—	$27

Intrepid Mid Cap Fund
Investments in Securities ##	$436,868	$8,768	$—	$445,636

Appreciation in Other Financial Instruments
Futures Contracts	$309	$—	$—	$309

Intrepid Multi Cap Fund
Investments in Securities #	$12,098	$—	$—	$12,098
Appreciation in Other Financial Instruments
Futures Contracts	$5	$—	$—	$5

Intrepid Plus Fund
Investments in Securities #	$155,587	$—	$—	$155,587
Liabilities in Securities Sold Short #	$26,804	$—	$—	$26,804

Intrepid Value Fund
Investments in Securities #	$336,610	$—	$—	$336,610
Appreciation in Other Financial Instruments
Futures Contracts	$55	$—	$—	$55

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedules of Portfolio Investments (“SOI”). Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of an ADR, a U.S. Treasury Note that is held for futures collateral and a corporate note that is held as an investment of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Futures Contracts — The Funds use index futures contracts to gain exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of December 31, 2009 for Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund, which are disclosed in the accompanying Schedules of Portfolio Investments, are indicative of the volume of the Funds’ futures contracts activities over the reporting period.

Intrepid Multi Cap Fund held futures contracts from August 31, 2009 through December 31, 2009. The ending notional amount and balance are indicative of volume during the period August 31, 2009 through December 31, 2009.

C.  Short Sales — The Intrepid Plus Fund engages in short sales as part of its normal investment activities. In a short sale, a Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, a Fund borrows securities sold from a broker. To close out a short position, a Fund must purchase the same securities at the current market price and deliver them to the broker.

The Intrepid Plus Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Portfolio Investments. The Intrepid Plus Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security) and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee amount is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Intrepid Plus Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in unrealized appreciation or depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ prices increase. There is no upward limit on the price a borrowed security could attain. The Intrepid Plus Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Intrepid Plus Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Intrepid Plus Fund replaces the borrowed security. The Intrepid Plus Fund will record a realized gain if the price of the security declines between those dates.

As of December 31, 2009 the Intrepid Plus had outstanding short sales as listed on its Schedule of Portfolio Investments.

D.  Securities Lending — Each Fund (except Intrepid Multi Cap Fund and Intrepid Plus Fund) may lend securities to brokers, approved by its advisor in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for Intrepid Mid Cap Fund. Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statements of Operations.

80   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

For the six months ended December 31, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid America Fund	$268
Intrepid Growth Fund	121
Intrepid Mid Cap Fund	8
Intrepid Value Fund	53

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The securities lending agreement with GS Bank, however, requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest and 105% of the value of loaned non-U.S. securities, plus accrued interest. Although JPMCB has agreed to maintain collateral from borrowers equal to at least 102% and 105% of the value of loaned U.S. and international securities, respectively, due to market volatility coupled with provisions in the securities lending agreement with JPMCB, collateral amounts may fall below these levels. The securities lending agreement with JPMCB, however, requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At December 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted By Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
Intrepid America Fund	$120,359	$124,548	$—	$124,548
Intrepid Growth Fund	46,131	47,769	—	47,769
Intrepid Mid Cap Fund	14,059	14,613	(42)	14,571
Intrepid Value Fund	44,986	46,563	—	46,563

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisors do not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

The Funds invest cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisors of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$81
Intrepid Growth Fund	37
Intrepid Mid Cap Fund	2
Intrepid Value Fund	18

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the securities lending agreement with JPMCB, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

The Funds incurred lending agent fees to JPMCB as follows for the six months ended December 31, 2009 (amounts in thousands):

Lending Agent Fees Incurred
Intrepid Mid Cap Fund	$3

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund, Intrepid Plus Fund and Intrepid Value Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to Intrepid Mid Cap Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”).

JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. Each Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Intrepid America Fund	0.65%
Intrepid Growth Fund	0.65
Intrepid Mid Cap Fund	0.65
Intrepid Multi Cap Fund	0.65
Intrepid Plus Fund	1.25
Intrepid Value Fund	0.65

82   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Intrepid Mid Cap Fund, assuming all rights and responsibilities of JPMIA with respect to the Intrepid Mid Cap Fund. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Intrepid Mid Cap Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2009, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Plus Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2009, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$3	$—	(a)
Intrepid Growth Fund	5	1
Intrepid Mid Cap Fund	38	15
Intrepid Multi Cap Fund	1	—	(a)
Intrepid Plus Fund	1	—
Intrepid Value Fund	4	2

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees —The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Plus Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	1.00%
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	0.99
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	1.00
Intrepid Plus Fund	1.40	n/a	1.90	n/a	n/a	1.15
Intrepid Value Fund	1.09	n/a	1.59	1.34	0.64	0.84

Prior to November 1, 2009, the contractual expense limitations for the Intrepid Plus Fund were 1.75%, 2.25% and 1.50% for Class A, Class C and Select Class Shares, respectively.

Prior to September 1, 2009, the contractual expense limitations for the Intrepid Value Fund were 1.25%, 1.75%, 1.50%, 0.80 and 1.00% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

The contractual expense limitation agreements with the changes described above were in effect for the six months ended December 31, 2009. The contractual expense limitation percentages in the table above are in place until at least October 31, 2010.

During the period July 1, 2009 through October 31, 2009, the Advisor, Administrator and Distributor of Intrepid Plus Fund voluntarily agreed to waive fees and/or reimburse the Intrepid Plus Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Intrepid Plus Fund’s average daily net assets as shown in the table below:

	Class A	Class B	Select Class
Intrepid Plus Fund	1.40%	1.90%	1.15%

For the six months ended December 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Intrepid America Fund	$—	$13	$399	$412	$—
Intrepid Growth Fund	—	180	165	345	—
Intrepid Mid Cap Fund	—	6	413	419	—
Intrepid Multi Cap Fund	36	5	14	55	32
Intrepid Plus Fund	76	8	140	224	—
Intrepid Value Fund	283	110	71	464	—

	Voluntary Waivers
	Investment Advisory	Administration	Total
Intrepid Plus Fund	$109	$16	$125

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

84   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2009 (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) were as follows (amounts in thousands):

Intrepid America Fund	$15
Intrepid Growth Fund	6
Intrepid Mid Cap Fund	5
Intrepid Multi Cap Fund	—	(a)
Intrepid Plus Fund	1
Intrepid Value Fund	3

(a)	Amount rounds to less than $1,000

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Intrepid America Fund	$790,326	$1,063,955	$—	$—	$—	$—
Intrepid Growth Fund	345,085	479,759	—	—	—	—
Intrepid Mid Cap Fund	146,595	162,137	525	—	—	—
Intrepid Multi Cap Fund	8,682	9,345	—	—	—	—
Intrepid Plus Fund	426,073	407,542	—	—	141,101	137,185
Intrepid Value Fund	125,804	118,065	—	—	—	—

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,457,889	$357,266	$15,451	$341,815
Intrepid Growth Fund	562,142	138,873	6,911	131,962
Intrepid Mid Cap Fund	411,497	62,710	28,571	34,139
Intrepid Multi Cap Fund	10,119	2,114	135	1,979
Intrepid Plus Fund	142,278	13,878	569	13,309
Intrepid Value Fund	288,651	54,489	6,530	47,959

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Intrepid America Fund and Intrepid Growth Fund.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	30.3%	n/a
Intrepid Growth Fund	35.2	n/a
Intrepid Mid Cap Fund	34.9	n/a
Intrepid Plus Fund	47.2	29.5%

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of December 31, 2009, the Intrepid Plus Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMIA., entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related

86   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

matters. JPMIA was investment advisor to the Intrepid Mid Cap Fund until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Fund.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval. The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 19, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   87

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,252.00	$7.10	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,248.60	9.92	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	1,250.50	8.51	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R5
Actual	1,000.00	1,255.20	4.55	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	1,253.40	5.68	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

88   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio

Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,248.40	$7.08	$1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,245.80	9.91	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	1,247.10	8.50	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R5
Actual	1,000.00	1,251.40	4.54	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	1,250.60	5.67	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,271.00	7.10	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,267.20	11.14	1.95
Hypothetical	1,000.00	1,015.38	9.91	1.95
Class C
Actual	1,000.00	1,267.10	11.14	1.95
Hypothetical	1,000.00	1,015.38	9.91	1.95
Select Class
Actual	1,000.00	1,274.10	5.67	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	1,257.80	7.11	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,254.70	9.95	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	1,259.70	5.70	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   89

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio

Intrepid Plus Fund
Class A
Actual	$1,000.00	$1,227.10	$9.94	$1.77%
Hypothetical	1,000.00	1,016.28	9.00	1.77
Class C
Actual	1,000.00	1,223.60	12.72	2.27
Hypothetical	1,000.00	1,013.76	11.52	2.27
Select Class
Actual	1,000.00	1,228.70	8.54	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52

Intrepid Value Fund
Class A
Actual	1,000.00	1,242.60	6.44	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	1,239.30	9.26	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class R2
Actual	1,000.00	1,241.40	7.85	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R5
Actual	1,000.00	1,245.10	3.90	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Select Class
Actual	1,000.00	1,244.80	5.04	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

90   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor.

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/ Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund, Intrepid Plus Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with

92   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s performance was in the fourth quintile for Class A shares for the one- and three-year periods ended December 31, 2008, and in the fourth, fourth and second quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with the members of the Equity Subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid Growth Fund’s performance was in the third quintile for Class A shares for the one- and three-year periods ended December 31, 2008 and in third, third and second quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the fourth, fourth and third quintiles for Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with the members of the Equity Subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid Multi Cap Fund’s performance was in the fourth and fifth quintiles for Class A shares for the one- and three-year periods ended December 31, 2008, respectively, and in the fourth, fifth and fourth quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with the members of the Equity Subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the performance of the Intrepid Plus Fund was in the fourth quintile for Class A and Select Class shares for the one-year period ended December 31, 2008, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with the members of the Equity Subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid Value Fund’s performance was in the third and second quintiles for Class A shares for the one- and three-year periods ended December 31, 2008, respectively, and in the third, second and first quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s

DECEMBER 31, 2009        J.P. MORGAN INTREPID FUNDS   93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the fourth quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee for Class A and Select Class shares was in the fourth quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Multi Cap Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Plus Fund’s net advisory fee for Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the fourth quintile of their respective Universe Group. The Trustees also noted that the Advisor had agreed to further reduce the Fund’s total expenses for the period September 1, 2009 through October 31, 2010. Based on the foregoing, as well as considering information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund, concluded that the advisory fees were reasonable.

94   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2009

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	SAN-INT-1209

J.P. Morgan U.S. Equity
Funds

Semi-Annual Report
December 31, 2009 (Unaudited)

JPMorgan Dynamic Growth Fund

JPMorgan Dynamic Growth Fund
Semi-Annual Report
December 31, 2009

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Dynamic Growth Fund
President’s Letter (Unaudited)

January 15, 2010

Dear Shareholder:

We’ve certainly come a long way from the negative and confusing environment that we faced earlier this year, when the global financial system was in the midst of an unprecedented crisis, stock markets worldwide were crashing, and the U.S. economy was in the midst of its worst recession since World War II. In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand—combined with monetary and fiscal stimulus—may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio—one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets continue to rally
A strong second quarter stock market rally helped propel the equity markets out of negative territory for the year. This rally continued throughout the second half of the year. The Standard & Poor’s 500 Index returned 22.6% for the 6-month period ended December 31, 2009.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts for the 6-month period (27.8%, according to the Russell Midcap Index, compared to 23.1% and 23.9%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Among large cap stocks, growth and value fared similarly; the Russell 1000 Growth Index returned 23.0% for the 6-month period, compared to 23.2% for the Russell 1000 Value Index. In the mid and small cap sectors, value companies performed ahead of growth, with the Russell Midcap Value returning 30.1% and the Midcap Growth returning 25.5% for the period. In the small cap segment, the Russell 2000 Value Index returned 27.2%, while the Russell 2000 Growth Index returned 20.8%.

Overseas stocks, particularly emerging markets, overcame a rough start to the year to turn in an equally impressive comeback over the six-month period. The MSCI Emerging Markets Index returned 31.4% (gross) for the period, while the MSCI EAFE Index returned 22.2% (gross) for the same period.

Quote

“In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

Investors continue to seek higher risk, higher yields
Investors continued to flee to mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 4.0% for the 6-month period. Meanwhile, the Barclays Capital High Yield Index returned 21.3% for the six-month period, and the Barclays Capital Emerging Markets Index returned 14.0%. Yields on longer term Treasuries continued to climb. Yields on the benchmark 10-year Treasury jumped from 3.5% six months ago to 3.9% as of the end of this reporting period. Yields on the 30-year benchmark were 4.6%, compared to 4.3% six months ago, and yields on the two-year note remained unchanged at 1.1%.

Manage risks on the road to recovery
Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be

1

improving, whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

2

JPMorgan Dynamic Growth Fund

FUND SUMMARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception . .	November 30, 2007
Fiscal Year End	June 30
Net Assets as of 12/31/2009	$2,506,811
Investment objective and strategies

The Fund seeks long-term capital growth. The Fund invests primarily in large companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. The Fund focuses on how quantitative factors, including valuation and improving fundamentals, play a role in stock selection. The Fund also conducts extensive business and management analysis to determine a stock’s potential.

Primary Benchmark	Russell 1000 Growth Index

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

1. Apple, Inc.	8.3%
2. Google, Inc., Class A	7.0
3. Amazon.com, Inc.	5.8
4. NetApp, Inc.	5.1
5. QUALCOMM, Inc.	5.1
6. MasterCard, Inc., Class A	4.9
7. Goldman Sachs Group, Inc. (The)	4.5
8. Teva Pharmaceutical Industries Ltd., (Israel), ADR	4.4
9. Gilead Sciences, Inc.	3.9
10. Express Scripts, Inc.	3.7

PORTFOLIO COMPOSITION BY SECTOR*

Information Technology	41.8%
Health Care	15.8
Consumer Discretionary	14.2
Financials	7.5
Energy	5.4
Industrials	4.3
Materials	3.8
Consumer Staples	3.2
Telecommunication Services	1.9
Short-Term Investment	2.1

* Percentages indicated are based upon total investments as of December 31, 2009. The Fund’s composition is subject to change.

3

JPMorgan Dynamic Growth Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION

CLASS A SHARES	11/30/07
Without Sales Charge		25.83%	42.84%	(8.47% )
With Sales Charge*		19.22	35.40	(10.80)

CLASS C SHARES	11/30/07
Without CDSC		25.51	42.28	(8.90)
With CDSC**		24.51	41.28	(8.90)
CLASS R5 SHARES	11/30/07	26.15	43.56	(8.03)
SELECT CLASS SHARES	11/30/07	26.03	43.31	(8.21)

* Sales Charge for Class A Shares is 5.25%.

** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

JPMorgan Dynamic Growth Fund

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
As OF DECEMBER 31, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Common Stocks — 99.6%
	Consumer Discretionary — 14.5%
	Hotels, Restaurants & Leisure — 2.8%
1,900	Starwood Hotels & Resorts Worldwide, Inc.	69,483

	Internet & Catalog Retail — 5.9%
1,100	Amazon.com, Inc. (a)	147,972

	Specialty Retail — 2.5%
1,650	Bed Bath & Beyond, Inc. (a)	63,739

	Textiles, Apparel & Luxury Goods — 3.3%
600	Coach, Inc.	21,918
900	Nike, Inc., Class B	59,463

		81,381

	Total Consumer Discretionary	362,575

	Consumer Staples — 3.3%
	Household Products — 3.3%
1,000	Colgate-Palmolive Co.	82,150

	Energy — 5.5%
	Energy Equipment & Services — 2.4%
200	Oceaneering International, Inc. (a)	11,704
600	Transocean Ltd., (Switzerland) (a)	49,680

		61,384

	Oil, Gas & Consumable Fuels — 3.1%
950	Occidental Petroleum Corp.	77,283

	Total Energy	138,667

	Financials — 7.7%
	Capital Markets — 7.7%
2,000	Charles Schwab Corp. (The)	37,640
680	Goldman Sachs Group, Inc. (The)	114,811

750	T. Rowe Price Group, Inc.	39,938

	Total Financials	192,389

	Health Care — 16.0%
	Biotechnology — 7.7%

1,700	Celgene Corp. (a)	94,656

2,300	Gilead Sciences, Inc. (a)	99,544

		194,200

	Health Care Providers & Services — 3.8%
1,100	Express Scripts, Inc. (a)	95,095

	Pharmaceuticals — 4.5%
2,000	Teva Pharmaceutical Industries Ltd.,
	(Israel), ADR	112,360

	Total Health Care	401,655

	Industrials — 4.4%
	Air Freight & Logistics — 2.0%
850	C.H. Robinson Worldwide, Inc.	49,920

	Construction & Engineering — 0.7%
400	Fluor Corp.	18,016

	Road & Rail — 1.7%
650	Union Pacific Corp.	41,535

	Total Industrials	109,471

	Information Technology — 42.5%
	Communications Equipment — 5.2%
2,800	QUALCOMM, Inc.	129,528

	Computers & Peripherals — 13.6%
1,000	Apple, Inc. (a)	210,860
3,800	NetApp, Inc. (a)	130,682

		341,542

	Electronic Equipment, Instruments & Components — 1.6%
900	Amphenol Corp., Class A	41,562

	Internet Software & Services — 7.1%
286	Google, Inc., Class A (a)	177,314

	IT Services — 7.2%
1,205	Cognizant Technology Solutions
	Corp., Class A (a)	54,587
490	MasterCard, Inc., Class A	125,430

		180,017

	Semiconductors & Semiconductor Equipment — 2.8%
3,400	Marvell Technology Group Ltd., (Bermuda) (a)	70,550

	Software — 5.0%
5,700	Activision Blizzard, Inc. (a)	63,327
1,700	Adobe Systems, Inc. (a)	62,526

		125,853

	Total Information Technology	1,066,366

	Materials — 3.8%
	Chemicals — 1.6%
500	Praxair, Inc.	40,155

	Metals & Mining — 2.2%
700	Freeport-McMoRan Copper & Gold, Inc. (a)	56,203

	Total Materials	96,358

	Telecommunication Services — 1.9%
	Wireless Telecommunication Services — 1.9%
1,100	American Tower Corp., Class A (a)	47,531

	Total Common Stocks (Cost $2,034,522)	2,497,162

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
As OF DECEMBER 31, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Short-Term Investment — 2.1%
	Investment Company — 2.1%
52,781	JPMorgan Prime Money Market Fund,	52,781

	Institutional Class Shares, 0.100% (b) (l)
	(Cost $52,781)
	Total Investments — 101.7% (Cost $2,087,303)	2,549,943

	Liabilities in Excess of Other Assets — (1.7)%	(43,132)

	NET ASSETS — 100.0%	$2,506,811

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

ADR	-	American Depositary Receipt

(a)		Non-income producing security.

(b)		Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)		The rate shown is the current yield as of December 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

7

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited)

Dynamic Growth Fund

ASSETS:
Investments in non-affiliates, at value	$2,497,162
Investments in affiliates, at value	52,781

Total investment securities, at value	2,549,943
Receivables:
Interest and dividends	1,395
Due from Advisor	5,368

Total Assets	2,556,706

LIABILITIES:
Accrued liabilities:
Shareholder servicing fees	414
Distribution fees	69
Custodian and accounting fees	8,240
Trustees’ and Chief Compliance Officer’s fees	6
Other	41,166

Total Liabilities	49,895

Net Assets	$2,506,811

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited)

NET ASSETS:
Paid in capital	$2,990,696
Accumulated undistributed (distributions in excess of) net investment income	(3,173)
Accumulated net realized gains (losses)	(943,352)
Net unrealized appreciation (depreciation)	462,640

Total Net Assets	$2,506,811

NET ASSETS:
Class A	$83,182
Class C	82,321
Class R5	20,990
Select Class	2,320,318

Total	$2,506,811

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,668
Class C	6,667
Class R5	1,668
Select Class	185,082

Net asset value :
Class A - Redemption price per share	$12 .47
Class C - Offering price per share (a)	12 .35
Class R5 - Offering and redemption price per share	12 .59
Select Class - Offering and redemption price per share	12 .54

Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13 .16

Cost of investments in non-affiliates	$2,034,522
Cost of investments in affiliates	52,781

(a) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

Dynamic Growth Fund

INVESTMENT INCOME:
Dividend income from non-affiliates	$8,520
Dividend income from affiliates	48

Total investment income	8,568

EXPENSES:
Investment advisory fees	6,827
Administration fees	1,118
Distribution fees:
Class A	94
Class C	281
Shareholder servicing fees:
Class A	94
Class C	94
Class R5	5
Select Class	2,633
Custodian and accounting fees	14,190
Professional fees	27,803
Trustees’ and Chief Compliance Officer’s fees	11
Printing and mailing costs	1,062
Registration and filing fees	114
Transfer agent fees	2,741
Other	2,179

Total expenses	59,246

Less amounts waived	(8,515)
Less expense reimbursements	(38,996)

Net expenses	11,735

Net investment income (loss)	(3,167)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(20,002)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	539,670

Net realized/unrealized gains (losses)	519,668

Change in net assets resulting from operations	$516,501

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Dynamic Growth Fund

	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3,167)	$(3,135)
Net realized gain (loss)	(20,002)	(759,717)
Change in net unrealized appreciation (depreciation)	539,670	(65,850)

Change in net assets resulting from operations	516,501	(828,702)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	—	—

NET ASSETS :
Change in net assets	516,501	(828,702)
Beginning of period	1,990,310	2,819,012

End of period	$2,506,811	$1,990,310

Accumulated undistributed (distributions in excess of) net investment income	$(3,173)	$(6)

SEE NOTES TO FINANCIAL STATEMENTS.

11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations			Distributions				Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits (e)	Portfolio turnover rate (b)

Dynamic Growth Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$9.91	$(0.03)	$2.59	$2.56	$—	$12.47	25 .83%	$83	1.25%	(0 .50)%	5.42%	9%
Year Ended June 30, 2009	14.07	(0.04)	(4.12)	(4.16)	—	9.91	(29 .57)	66	1.25	(0 .37)	7.27	73
November 30, 2007(f) through June 30, 2008	15.00	(0.05)	(0.88)	(0.93)	— (g)	14.07	(6 .17)	94	1.25	(0 .60)	7.36	24
Class C
Six Months Ended December 31, 2009 (Unaudited)	9.84	(0.06)	2.57	2.51	—	12.35	25 .51	82	1.75	(0 .99)	5.92	9
Year Ended June 30, 2009	14.04	(0.09)	(4.11)	(4.20)	—	9.84	(29 .91)	66	1.75	(0 .87)	7.77	73
November 30, 2007(f) through June 30, 2008	15.00	(0.09)	(0.87)	(0.96)	—	14.04	(6 .40)	94	1.75	(1 .10)	7.86	24
Class R5
Six Months Ended December 31, 2009 (Unaudited)	9.98	— (g)	2.61	2.61	—	12.59	26 .15	21	0.80	(0 .05)	4.96	9
Year Ended June 30, 2009	14.11	0.01	(4.14)	(4.13)	—	9.98	(29 .27)	17	0.80	0 .07	6.82	73
November 30, 2007(f) through June 30, 2008	15.00	(0.01)	(0.87)	(0.88)	(0.01)	14.11	(5 .88)	23	0.80	(0 .15)	6.90	24
Select Class
Six Months Ended December 31, 2009 (Unaudited)	9.95	(0.01)	2.60	2.59	—	12.54	26 .03	2,320	1.00	(0 .25)	5.17	9
Year Ended June 30, 2009	14.09	(0.01)	(4.13)	(4.14)	—	9.95	(29 .38)	1,842	1.00	(0 .12)	7.02	73
November 30, 2007(f) through June 30, 2008	15.00	(0.03)	(0.87)	(0.90)	(0.01)	14.09	(6 .02)	2,608	1.00	(0 .35)	7.11	24

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e) Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

(f) Commencement of operations.

(g) Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

12

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified

Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Investments in Securities #	$2,437,583	$112,360	$—	$2,549,943

# Portfolio holdings designated as Level 1 and 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of an ADR, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

C. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

D. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

E. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary

14

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly - owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly- owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2009, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly - owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2009, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

1.25%	1.75%	0.80%	1.00%

The contractual expense limitation agreements were in effect for the six months ended December 31, 2009. The expense limitation percentages in the table above are in place until at least October 31, 2010.

For the six months ended December 31, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers

Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements

$6,827	$1,118	$570	$8,515	$38,996

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees it charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2009 was less than $1.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

16

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

The Fund may use related party broker/dealers. For the six months ended December 31, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions
During the six months ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

$206,177	$243,734

During the six months ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters
For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$2,087,303	$521,662	$59,022	$462,640

6. Borrowings
The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

8. Subsequent Event
Management has evaluated all subsequent transactions and events after the balance sheet date through February 19, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

18

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio

Dynamic Growth Fund
Class A
Actual	$1,000.00	$1,258.30	$7.12	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25

Class C
Actual	1,000.00	1,255.10	9.95	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75

Class R5
Actual	1,000.00	1,261.50	4.56	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

Select Class
Actual	1,000.00	1,260.30	5.70	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

19

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of the Fund at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

20

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Costs of Services Provided and Profitability to the Advisor
At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Fund’s Chief Compliance Officer had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the fourth quintile for Class A and Select Class shares for the one-year period ended December 31, 2008. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

22

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan U.S. Equity
Funds

Semi-Annual Report
December 31, 2009 (Unaudited)

JPMorgan Value Discovery Fund

JPMorgan Value Discovery Fund
Semi-Annual Report
December 31, 2009

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Value Discovery Fund
President’s Letter (Unaudited)

January 15, 2010

Dear Shareholder:

We’ve certainly come a long way from the negative and confusing environment that we faced earlier this year, when the global financial system was in the midst of an unprecedented crisis, stock markets worldwide were crashing, and the U.S. economy was in the midst of its worst recession since World War II. In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand—combined with monetary and fiscal stimulus—may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio—one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets continue to rally
A strong second quarter stock market rally helped propel the equity markets out of negative territory for the year. This rally continued throughout the second half of the year. The Standard & Poor’s 500 Index returned 22.6% for the 6-month period ended December 31, 2009.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts for the 6-month period (27.8%, according to the Russell Midcap Index, compared to 23.1% and 23.9%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Among large cap stocks, growth and value fared similarly; the Russell 1000 Growth Index returned 23.0% for the 6-month period, compared to 23.2% for the Russell 1000 Value Index. In the mid and small cap sectors, value companies performed ahead of growth, with the Russell Midcap Value returning 30.1% and the Midcap Growth returning 25.5% for the period. In the small cap segment, the Russell 2000 Value Index returned 27.2%, while the Russell 2000 Growth Index returned 20.8%.

Overseas stocks, particularly emerging markets, overcame a rough start to the year to turn in an equally impressive comeback over the six-month period. The MSCI Emerging Markets Index returned 31.4% (gross) for the period, while the MSCI EAFE Index returned 22.2% (gross) for the same period.

Quote

“In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

Investors continue to seek higher risk, higher yields
Investors continued to flee to mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 4.0% for the 6-month period. Meanwhile, the Barclays Capital High Yield Index returned 21.3% for the six-month period, and the Barclays Capital Emerging Markets Index returned 14.0%. Yields on longer term Treasuries continued to climb. Yields on the benchmark 10-year Treasury jumped from 3.5% six months ago to 3.9% as of the end of this reporting period. Yields on the 30-year benchmark were 4.6%, compared to 4.3% six months ago, and yields on the two-year note remained unchanged at 1.1%.

Manage risks on the road to recovery
Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be

1

improving, whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

2

JPMorgan Value Discovery Fund

FUND SUMMARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 28, 2007
Fiscal Year End	June 30
Net Assets as of 12/31/2009	$2,342,107
Investment objective and strategies

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests primarily in equity securities of large U.S. companies, which possess market capitalizations similar to those within the universe of the Russell 1000 Value Index. It may also invest in securities across all market capitalizations when they offer attractive opportunities. The Fund may invest in options on securities in an effort to enhance income, protect the value of portfolio securities and increase the return to risk ratio for a particular investment, among other reasons.

Primary Benchmark	Russell 1000 Value Index

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

1. Chevron Corp.	3.8%
2. Microsoft Corp.	2.8
3. Bank of America Corp.	2.7
4. Verizon Communications, Inc.	2.7
5. Hewlett-Packard Co.	2.5
6. Wells Fargo & Co.	2.3
7. Home Depot, Inc.	2.0
8. ConocoPhillips	2.0
9. Pfizer, Inc.	2.0
10. CSX Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR*

Financials	19.6%
Energy	14.8
Information Technology	14.5
Consumer Discretionary	11.7
Health Care	11.0
Industrials	9.7
Consumer Staples	7.6
Utilities	4.2
Materials	4.0
Telecommunication Services	2.7
Short-Term Investment	0.2

* Percentages indicated are based upon total investments as of December 31, 2009. The Fund’s composition is subject to change.

3

JPMorgan Value Discovery Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION

CLASS A SHARES	9/28/07
Without Sales Charge		25.00%	32.72%	(10.59)%
With Sales Charge*		18.50	25.74	(12.70)
CLASS C SHARES	9/28/07
Without CDSC		24.71	32.08	(11.03)
With CDSC**		23.71	31.08	(11.03)
CLASS R5 SHARES	9/28/07	25.27	33.30	(10.18)
SELECT CLASS SHARES	9/28/07	25.15	33.04	(10.36)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

JPMorgan Value Discovery Fund

The Fund commenced operations on September 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Value Discovery Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from September 28, 2007 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

☺
	SHARES	SECURITY DESCRIPTION	VALUE ($)

		Common Stocks — 99.5%
		Consumer Discretionary — 11.4%
		Auto Components — 2.5%
	1,110	Johnson Controls, Inc.	30,236
	1,082	WABCO Holdings, Inc.	27,905

			58,141

		Hotels, Restaurants & Leisure — 0.7%
	470	Darden Restaurants, Inc.	16,483

		Leisure Equipment & Products — 0.5%
	360	Hasbro, Inc.	11,542

		Media — 4.5%
	1,405	Comcast Corp., Class A	22,494
	1,040	Time Warner Cable, Inc.	43,046
	1,240	Walt Disney Co. (The)	39,990

			105,530

		Specialty Retail — 2.1%
	1,667	Home Depot, Inc.	48,226

		Textiles, Apparel & Luxury Goods — 1.1%
	400	Nike, Inc., Class B	26,428

		Total Consumer Discretionary	266,350

		Consumer Staples — 7.7%
		Food & Staples Retailing — 3.3%
	1,060	CVS/Caremark Corp.	34,143
	810	Wal-Mart Stores, Inc.	43,294

			77,437

		Food Products — 2.6%
	340	General Mills, Inc.	24,076
	620	JM Smucker Co. (The)	38,285

			62,361

		Household Products — 0.8%
	310	Procter & Gamble Co.	18,795

		Tobacco — 1.0%
	470	Philip Morris International, Inc.	22,649

		Total Consumer Staples	181,242

		Energy — 15.2%
		Oil, Gas & Consumable Fuels — 15.2%
	590	Anadarko Petroleum Corp.	36,828
	320	Apache Corp.	33,014
	1,180	Chevron Corp.	90,848
	940	ConocoPhillips	48,006
	480	Devon Energy Corp.	35,280
	2,411	El Paso Corp.	23,700
	630	Exxon Mobil Corp.	42,960
	550	Occidental Petroleum Corp.	44,742

		Total Energy	355,378

		Financials — 19.0%
		Capital Markets — 7.0%
	830	Ameriprise Financial, Inc.	32,221
	1,080	Bank of New York Mellon Corp. (The)	30,207
	220	Goldman Sachs Group, Inc. (The)	37,145
	740	Morgan Stanley	21,904
	510	State Street Corp.	22,205
	1,100	TD AMERITRADE Holding Corp. (a)	21,318

			165,000

		Commercial Banks — 4.5%
	260	M&T Bank Corp.	17,391
	246	PNC Financial Services Group, Inc.	12,986
	890	U.S. Bancorp	20,034
	2,040	Wells Fargo & Co.	55,060

			105,471

		Consumer Finance — 1.9%
	799	American Express Co.	32,375
	300	Capital One Financial Corp.	11,502

			43,877

		Diversified Financial Services — 2.8%
	4,360	Bank of America Corp.	65,662

		Insurance — 2.8%
	350	Prudential Financial, Inc.	17,416
	380	RenaissanceRe Holdings Ltd., (Bermuda)	20,197
	553	Travelers Cos., Inc. (The)	27,573

			65,186

		Total Financials	445,196

		Health Care — 10.9%
		Health Care Equipment & Supplies — 2.9%
	400	Baxter International, Inc.	23,472
	680	Covidien plc, (Ireland)	32,565
	330	St. Jude Medical, Inc. (a)	12,138

			68,175

		Health Care Providers & Services — 1.8%
	710	Aetna, Inc.	22,507
	670	UnitedHealth Group, Inc.	20,422

			42,929

		Life Sciences Tools & Services — 1.0%
	510	Thermo Fisher Scientific, Inc. (a)	24,322

		Pharmaceuticals — 5.2%
	600	Abbott Laboratories (m)	32,394
	1,121	Merck & Co., Inc.	40,961
	2,590	Pfizer, Inc.	47,112

			120,467

		Total Health Care	255,893

		Industrials — 9.5%
		Aerospace & Defense — 2.9%
	570	Honeywell International, Inc.	22,344
	110	Precision Castparts Corp.	12,138
	470	United Technologies Corp.	32,623

			67,105

		Electrical Equipment — 0.8%
	430	Cooper Industries plc	18,335

		Industrial Conglomerates — 0.7%
	940	Textron, Inc.	17,682

		Machinery — 2.1%
	320	Deere & Co.	17,309

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

	SHARES	SECURITY DESCRIPTION	VALUE ($)

☺
		Machinery - Continued
	400	PACCAR, Inc.	14,508
	330	Parker Hannifin Corp.	17,780

			49,597

		Road & Rail — 2.0%
	960	CSX Corp.	46,550

		Trading Companies & Distributors — 1.0%
	790	GATX Corp.	22,713

		Total Industrials	221,982

		Information Technology — 14.8%
		Communications Equipment — 2.8%
	1,460	Cisco Systems, Inc. (a)	34,952
	680	QUALCOMM, Inc.	31,457

			66,409

		Computers & Peripherals — 3.4%
	1,165	Hewlett-Packard Co.	60,009
	780	Lexmark International, Inc., Class A (a)	20,264

			80,273

		Electronic Equipment, Instruments & Components — 2.1%
	1,147	Corning, Inc.	22,149
	1,090	Tyco Electronics Ltd., (Switzerland)	26,759

			48,908

		Internet Software & Services — 1.6%
	60	Google, Inc., Class A (a)	37,199

		IT Services — 0.6%
	50	MasterCard, Inc., Class A	12,799

		Semiconductors & Semiconductor Equipment — 0.5%
	790	Intersil Corp., Class A	12,119

		Software — 3.8%
	2,202	Microsoft Corp.	67,139
	920	Oracle Corp.	22,577

			89,716

		Total Information Technology	347,423

		Materials — 3.9%
		Chemicals — 2.8%
	280	Air Products & Chemicals, Inc.	22,697
	600	Celanese Corp., Class A	19,260
	890	Dow Chemical Co. (The)	24,591

			66,548

		Containers & Packaging — 0.5%
	360	Owens-Illinois, Inc. (a)	11,833

		Metals & Mining — 0.6%
	160	Freeport-McMoRan Copper & Gold, Inc. (a)	12,846

		Total Materials	91,227

		Telecommunication Services — 2.7%
		Diversified Telecommunication Services — 2.7%
	1,930	Verizon Communications, Inc.	63,941

		Utilities — 4.4%
		Electric Utilities — 1.5%
	420	Entergy Corp.	34,373

		Multi-Utilities — 1.1%
	1,570	CMS Energy Corp.	24,586

		Water Utilities — 1.8%
	1,920	American Water Works Co., Inc.	43,027

		Total Utilities	101,986

		Total Common Stocks (Cost $2,003,364)	2,330,618

PRINCIPAL AMOUNT($)

		Convertible Bonds — 1.2%
		Consumer Discretionary — 0.6%
		Media — 0.6%
	13,000	Liberty Media LLC, 3.125%, 03/30/23	13,081

		Health Care — 0.3%
		Biotechnology — 0.3%
	6,000	Gilead Sciences, Inc., 0.500%, 05/01/11	7,110

		Industrials — 0.3%
		Industrial Conglomerates — 0.3%
	5,000	Textron, Inc., 4.500%, 05/01/13	8,057

		Total Convertible Bonds (Cost $25,726)	28,248

NUMBER OF CONTRACTS

		Options Purchased — 0.3%
		Call Options Purchased — 0.3%
	13	General Electric Co., Expiring
		01/21/12 @ $17.50, American Style (a)	2,600

	3	Monsanto Co.,, Expiring 01/21/11 @ $80.00, American Style (a)	3,450

		Total Options Purchased (Cost $7,423)	6,050

	SHARES

		Preferred Stock — 1.0%
		Financials — 1.0%
		Diversified Financial Services — 1.0%
	220	Citigroup, Inc., 7.500%, 12/15/12 (a) (Cost $22,000)	22,955

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Short-Term Investment — 0.2%
	Investment Company — 0.2%
5,282	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $5,282)	5,282

	Total Investments — 102.2%
	(Cost $2,063,795)	2,393,153
	Liabilities in Excess of Other Assets — (2.2)%	(51,046)

	NET ASSETS — 100.0%	$2,342,107

Percentages indicated are based on net assets.

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE

Celanese Corp., American Style	$35.00	03/20/10	6	$(666)
Goldman Sachs Group, Inc. (The), American Style	195.00	04/17/10	2	(600)
Precision Castparts Corp., American Style	125.00	03/20/10	1	(221)

(Premiums received of $2,313.)				$(1,487)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE

Aetna, Inc., Amercian Style	$30.00	01/22/11	4	$(1,600)
Autodesk, Inc., American Style	19.00	04/17/10	6	(300)
Boston Scientific Corp., American Style	7.00	05/22/10	17	(510)
Dow Chemical Co. (The), American Style	22.00	06/19/10	5	(445)
General Electric Co., American Style	12.50	01/21/12	18	(3,240)
Monsanto Co., American Style	75.00	01/22/11	3	(2,235)
PACCAR, Inc., American Style	31.00	05/22/10	4	(484)
State Street Corp., American Style	35.00	01/21/12	3	(1,500)
UnitedHealth Group Inc., American Style	22.50	01/22/11	5	(740)

(Premiums received of $14,809.)				$(11,054)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

(a)	Non-income producing security.

(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)	The rate shown is the current yield as of December 31, 2009.

(m)

All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when- issued securities, delayed delivery securities, reverse, repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited)

Value Discovery Fund

ASSETS:
Investments in non-affiliates, at value	$2,387,871
Investments in affiliates, at value	5,282

Total investment securities, at value	2,393,153
Receivables:
Interest and dividends	2,703
Due from Advisor	7,306

Total Assets	2,403,162

LIABILITIES:
Payables:
Outstanding options written, at fair value	12,541
Accrued liabilities:
Shareholder servicing fees	392
Distribution fees	65
Custodian and accounting fees	8,562
Trustees’ and Chief Compliance Officer’s fees	18
Other	39,477

Total Liabilities	61,055

Net Assets	$2,342,107

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited)

Value Discovery Fund

NET ASSETS:
Paid in capital	$3,065,483
Accumulated undistributed (distributions in excess of) net investment income	(40)
Accumulated net realized gains (losses)	(1,057,275)
Net unrealized appreciation (depreciation)	333,939

Total Net Assets	$2,342,107

NET ASSETS:
Class A	$77,684
Class C	76,817
Class R5	19,620
Select Class	2,167,986

Total	$2,342,107

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,850
Class C	6,773
Class R5	1,730
Select Class	191,163

Net asset value :
Class A - Redemption price per share	$11.34
Class C - Offering price per share (a)	11.34
Class R5 - Offering and redemption price per share	11.34
Select Class - Offering and redemption price per share	11.34

Class A maximum sales charge	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$11.97

Cost of investments in non-affiliates	$2,058,513
Cost of investments in affiliates	5,282
Premiums received from options written	17,122

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

Value Discovery Fund

INVESTMENT INCOME: Interest income from non-affiliates	$402
Dividend income from non-affiliates	21,731
Dividend income from affiliates	56

Total investment income	22,189

EXPENSES:
Investment advisory fees	7,047
Administration fees	1,065
Distribution fees:
Class A	90
Class C	267
Shareholder servicing fees:
Class A	90
Class C	89
Class R5	5
Select Class	2,509
Custodian and accounting fees	15,793
Professional fees	33,061
Trustees’ and Chief Compliance Officer’s fees	13
Printing and mailing costs	2,619
Registration and filing fees	43
Transfer agent fees	3,418
Other	2,862

Total expenses	68,971

Less amounts waived	(8,654)
Less expense reimbursements	(49,678)

Net expenses	10,639

Net investment income (loss)	11,550

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	27,678
Options written	27,727

Net realized gain (loss)	55,405

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	414,500
Options written	(11,272)

Change in net unrealized appreciation (depreciation)	403,228

Net realized/unrealized gains (losses)	458,633

Change in net assets resulting from operations	$470,183

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Value Discovery Fund

	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,550	$33,638
Net realized gain (loss)	55,405	(844,805)
Change in net unrealized appreciation (depreciation)	403,228	277,540

Change in net assets resulting from operations	470,183	(533,627)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(313)	(1,016)
Class C
From net investment income	(134)	(706)
Class R5
From net investment income	(119)	(324)
Select Class
From net investment income	(11,228)	(32,521)

Total distributions to shareholders	(11,794)	(34,567)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	11,794	34,567

NET ASSETS :
Change in net assets	470,183	(533,627)
Beginning of period	1,871,924	2,405,551

End of period	$2,342,107	$1,871,924

Accumulated undistributed (distributions in excess of) net investment income	$(40)	$204

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Value Discovery Fund

	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009

CAPITAL TRANSACTIONS:
Class A
Dividends and distributions reinvested	$313	$1,016

Change in net assets from Class A capital transactions	$313	$1,016

Class C
Dividends and distributions reinvested	$134	$706

Change in net assets from Class C capital transactions	$134	$706

Class R5
Dividends and distributions reinvested	$119	$324

Change in net assets from Class R5 capital transactions	$119	$324

Select Class
Dividends and distributions reinvested	$11,228	$32,521

Change in net assets from Select Class capital transactions	$11,228	$32,521

Total change in net assets from capital transactions	$11,794	$34,567

SHARE TRANSACTIONS:
Class A
Reinvested	30	114

Change in Class A Shares	30	114

Class C
Reinvested	11	81

Change in Class C Shares	11	81

Class R5
Reinvested	10	37

Change in Class R5 Shares	10	37

Select Class
Reinvested	1,027	3,655

Change in Select Class Shares	1,027	3,655

SEE NOTES TO FINANCIAL STATEMENTS.

13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations			Distributions				Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits (e)	Portfolio turnover rate (b)

Value Discovery Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$9.11	$0.04	$2.24	$2.28	$(0.05)	$11.34	25 .00%	$78	1.20%		0 .85%	6.58%	31%
Year Ended June 30, 2009	11.94	0.15	(2.83)	(2.68)	(0.15)	9.11	(22 .40)	62	1.20		1 .57	8.20	85
September 28, 2007(f) through June 30, 2008	15.00	0.08	(3.07)	(2.99)	(0.07)	11.94	(19 .92)	80	1.20	(g)	0 .79	7.07	42
Class C
Six Months Ended December 31, 2009 (Unaudited)	9.11	0.02	2.23	2.25	(0.02)	11.34	24 .71	77	1.70		0 .35	7.07	31
Year Ended June 30, 2009	11.94	0.10	(2.82)	(2.72)	(0.11)	9.11	(22 .79)	62	1.70		1 .07	8.69	85
September 28, 2007(f) through June 30, 2008	15.00	0.03	(3.06)	(3.03)	(0.03)	11.94	(20 .23)	80	1.70	(g)	0 .29	7.57	42
Class R5
Six Months Ended December 31, 2009 (Unaudited)	9.11	0.07	2.23	2.30	(0.07)	11.34	25 .27	20	0.75		1 .30	6.12	31
Year Ended June 30, 2009	11.93	0.18	(2.81)	(2.63)	(0.19)	9.11	(21 .99)	16	0.75		2 .02	7.75	85
September 28, 2007(f) through June 30, 2008	15.00	0.12	(3.07)	(2.95)	(0.12)	11.93	(19 .70)	20	0.75	(g)	1 .25	6.61	42
Select Class
Six Months Ended December 31, 2009 (Unaudited)	9.11	0.06	2.23	2.29	(0.06)	11.34	25 .15	2,168	0.95		1 .10	6.32	31
Year Ended June 30, 2009	11.94	0.17	(2.83)	(2.66)	(0.17)	9.11	(22 .21)	1,732	0.95		1 .82	7.95	85
September 28, 2007(f) through June 30, 2008	15.00	0.10	(3.06)	(2.96)	(0.10)	11.94	(19 .76)	2,226	0.95	(g)	1 .05	6.81	42

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

(f)	Commencement of operations.

(g)	Includes earnings credits of 0.11%.

SEE NOTES TO FINANCIAL STATEMENTS.

14

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified

Value Discovery Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is

15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable Inputs	Level 3 Significant unobservable Inputs	Total

Investments in Securities #	$2,341,950	$51,203	$—	$2,393,153
Liabilities
Call Options written	(1,487)	—	—	(1,487)
Put Options written	(11,054)	—	—	(11,054)
Total Liabilities	$(12,541)	$—	$—	$(12,541)

# Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of convertible bonds and a preferred stock. Please refer to the SOI for industry specifics of the portfolio holdings.

B. Options — Currently, the Fund purchases and sells (“writes”) put and call options on various instruments including futures contracts or securities to enhance returns. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. The Fund is subject to the risk that changes in the value of the option may not correlate perfectly with the underlying asset.

Purchased Options – Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation in the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

16

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Written Options- Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the Fund reduces the cost basis of the security. Written uncovered call options subject the Fund to unlimited risk of loss and the inability to close out positions due to liquidity. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in written options during the six months ended December 31, 2009 were as follows:

	Number of Contracts	Premiums Received

Options outstanding at June 30, 2009	53	$24,159
Options written	174	25,571
Options expired	—	—
Options terminated in closing purchase transactions	(153)	(32,608)

Options outstanding at December 31, 2009	74	$17,122

Option contract amounts and values as of December 31, 2009, which are disclosed in the Schedule of Portfolio Investments, are indicative of the volume of the Fund’s derivative activities over the reporting period.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the

17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

interpretation of, the accounting standards or tax laws and regulations. However, the Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2009, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2009, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to

18

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

1.20%	1.70%	0.75%	0.95%

The contractual expense limitation agreements were in effect for the six months ended December 31, 2009. The expense limitation percentages in the table above are in place until at least October 31, 2010.

For the six months ended December 31, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers

Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements

$7,047	$1,065	$542	$8,654	$49,678

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees it charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2009 was less than $1.

19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended December 31, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions
During the six months ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

$696,622	$655,959

During the six months ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters
For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$2,063,795	$406,877	$77,519	$329,358

6. Borrowings
The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the

20

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

8. Subsequent Event
Management has evaluated all subsequent transactions and events after the balance sheet date through February 19, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

21

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio

Value Discovery Fund
Class A
Actual	$1,000.00	$1,250.00	$6.81	1.20%
Hypothetical	1,000.00	1,019.16	6.11	1.20

Class C
Actual	1,000.00	1,247.10	9.63	1.70
Hypothetical	1,000.00	1,016.64	8.64	1.70

Class R5
Actual	1,000.00	1,252.70	4.26	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

Select Class
Actual	1,000.00	1,251.50	5.39	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of the Fund at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Fund’s Chief Compliance Officer had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

24

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the second quintile for Class A and Select Class shares for the one-year period ended December 31, 2008. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

25

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Semi-Annual Report

JPMorgan Access Funds

Period ended December 31, 2009 (Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Access Balanced Fund	2
JPMorgan Access Growth Fund	5
Schedules of Portfolio Investments	8
Financial Statements	14
Financial Highlights	20
Notes to Financial Statements	22
Schedule of Shareholder Expenses	30

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 22, 2010 (Unaudited)

Dear Shareholder:

We’ve come a long way from the unprecedented market conditions that we faced a year ago. And, although we have a long way to go before the markets and the economy return to “normal,” things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a gradual recovery.

Throughout this difficult market environment, J.P. Morgan has maintained a long-term view, and has continued to invest in developing unique and innovative investment solutions for our high-net-worth clients. In keeping with that commitment, we’ve recently introduced the JPMorgan Access Funds — two new strategies designed to provide our private banking clients with many of J.P. Morgan’s highest conviction investing ideas.

Putting J.P. Morgan’s strategic thinking into practice

Both the JPMorgan Access Balanced Fund and the JPMorgan Access Growth Fund provide a diversified, multi-asset class, multi-manager approach to investing that focuses on an array of different investment styles across global markets, including domestic and international fixed income and equity, structured strategies, and alternative assets.

The Funds are managed around a strategic asset allocation mandate — one that seeks to balance the upside return potential of risk assets, while moderating the downside potential of broad market declines through exposure to lower volatility assets.

Managing risks on the road to recovery

While the New Year may offer investors new investing opportunities, it’s also important to safeguard portfolios against future potential risks. Although we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio, including an array of fixed income and alternative asset classes. This balanced approach may benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to supporting your investment needs in 2010 and beyond. For more information on the JPMorgan Access Funds, please visit our website, www.jpmorganaccessfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   1

JPMorgan Access Balanced Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 30, 2009
Fiscal Year-End	June 30
Net Assets as of 12/31/2009	$826,487,088
Broad Based Benchmarks	Barclays Capital U.S. Aggregate Index; MSCI World Index
Composite Benchmark	Access Balanced Composite Benchmarkˆ

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Access Balanced Fund, which seeks total return*, returned 2.83%** (Select Class Shares) for the period from its inception on September 30, 2009 through December 31, 2009. This return compares to the 0.20%, 4.07% and 2.32% returns of the Fund’s benchmarks, the Barclays Capital U.S. Aggregate Index, the MSCI World Index, and the Composite Benchmark, respectively, for the same period. Because the Fund invests in both fixed income and equity securities, the Fund’s performance is compared to both broad-based fixed income and equity benchmarks.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The global stock market rally that began in March 2009 spanned the entire equity spectrum and continued during the fourth quarter, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. The equity market’s turnaround in 2009 was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and positive earnings surprises. In addition, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

Against this backdrop, there was also a sharp rally in the credit markets as spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. In particular, lower quality high yield bonds performed well during the reporting period, as they did for the year as a whole.

The Fund’s outperformance relative to its Composite Benchmark during the reporting period was attributable to a number of factors, including the tactical allocation decisions implemented in the Fund, as well as manager selection among active and passive investments and the overall positive relative results achieved by the underlying funds in the portfolio.

Despite a number of economic headwinds and a sharp rally for risk assets (i.e., non-U.S. Treasuries) leading up to the Fund’s inception, its management team anticipated further upside potential for certain areas of the market. This was predicated by their belief that the global economy and financial markets were in better shape than consensus expectations. As such, the team moved quickly to implement its views in the portfolio.

From a geographic perspective, the Fund favored emerging markets and Asia ex-Japan over the developed markets and the U.S. over Europe and Japan. Given the relatively strong economic growth in developing countries, the Fund initiated a position in emerging market equities, largely through the JPMorgan Emerging Markets Equity Fund, which benefited the Fund’s results, as emerging market equities substantially outperformed the MSCI World Index during the reporting period. Performance of certain developed international markets lagged the U.S. and the Fund’s allocation to the JPMorgan International Value Fund was a detractor from performance. The Fund’s investment allocations within the U.S. equity market were rewarded, in particular its holding in the iShares S&P 500 Index Fund; however, the JPMorgan U.S. Equity Fund detracted from performance due largely to the timing of the purchase into the portfolio given the market volatility during the period. The Fund also benefitted from its investments in structured notes as they were utilized to implement short-term tactical trades and to gain exposure to certain segments of the global equity markets.

The management team implemented various strategies within fixed income, including adding exposure to JPMorgan Strategic Income Opportunities Fund, which is a fund that utilizes an opportunistic approach across fixed income asset classes and focuses on relative value and total return. Based on the management team’s expectations for continued economic growth and declining default rates, it also favored high yield securities (also known as junk bonds) and that view was largely implemented through the Fund’s position in the JPMorgan High Yield Fund, which was a strong contributor to the Fund’s performance. The Fund’s holding in iShares iBoxx Investment Grade Corporate Bond Fund detracted from performance as the ETF underperformed the Barclay’s Capital U.S. Aggregate Index.

Among the Fund’s investments in alternative assets, the Fund gained equity exposure to the commodities markets through its allocation to the Ivy Global Natural Resources Fund, which was a positive contributor during the reporting period. In contrast, detracting from performance was the Fund’s allocation to the Highbridge Statistical Market Neutral Fund, as it produced a negative return for the period.

2   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace utilizing a tactical approach to asset allocation. It is managed around a balanced strategic asset allocation mandate, one that is designed to balance the upside return potential of risk assets, while moderating the downside potential of broad market declines through a meaningful exposure to lower volatility and more stable assets. During the reporting period, the Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets. More specifically, the Fund diversified its assets in the mutual funds of the J.P. Morgan-affiliated investment companies, as well as third party investment companies and exchange traded funds (ETFs). While it also has the ability to invest directly in individual securities, it did not do so during the reporting period. The Fund did, however, utilize other financial instruments, such as structured notes, to gain exposure to and overweight certain equity positions. Overall, the use of these instruments contributed positively to performance during the reporting period, as discussed above.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	JPMorgan Short Duration Bond Fund, Ultra Shares	8.4%
2.	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	6.9
3.	JPMorgan High Yield Fund, Ultra Shares	6.8
4.	iShares MSCI EAFE Index Fund	6.8
5.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100%	6.1
6.	iShares S&P 500 Index Fund	5.8
7.	Highbridge Statistical Market Neutral Fund, Select Class Shares	5.0
8.	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	4.1
9.	JPMorgan International Value Fund, Institutional Class Shares	3.9
10.	iShares iBoxx Investment Grade Corporate Bond Fund	3.5

PORTFOLIO COMPOSITION BY ASSET CLASS***

Fixed Income	33.6%
U.S. Equity	23.3
International Equity	20.4
Alternative Assets	10.2
Structured Notes	6.4
Money Market	6.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2009. The Fund’s composition is subject to change.

ˆ	The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   3

JPMorgan Access Balanced Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		2.76%
With Sales Charge*		(1.88)
INSTITUTIONAL CLASS SHARES	9/30/09	2.87
SELECT CLASS SHARES	9/30/09	2.83

*	Sales Charge for Class A Shares is 4.50%.

LIFE OF FUND PERFORMANCE  (9/30/09 to 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays Capital U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

JPMorgan Access Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 30, 2009
Fiscal Year-End	June 30
Net Assets as of 12/31/2009	$425,710,399
Broad Based Benchmarks	MSCI World Index; Barclays Capital U.S. Aggregate Index
Composite Benchmark	Access Growth Composite Benchmarkˆ

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Access Growth Fund, which seeks capital appreciation*, returned 3.68%** (Select Class Shares) for the period from its inception on September 30, 2009 through December 31, 2009. This return compares to the 0.20%, 4.07% and 3.09% returns of the Fund’s benchmarks, the Barclays Capital U.S. Aggregate Index, the MSCI World Index, and the Composite Benchmark, respectively, for the same period. Because the Fund invests in both equity and fixed income securities, the Fund’s performance is compared to both broad-based equity and fixed income benchmarks.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The global stock market rally that began in March 2009 spanned the entire equity spectrum and continued during the fourth quarter, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. The equity market’s turnaround in 2009 was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and positive earnings surprises. In addition, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

Against this backdrop, there was also a sharp rally in the credit markets as spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. In particular, lower quality high yield bonds performed well during the reporting period, as they did for the year as a whole.

The Fund’s outperformance relative to its Composite Benchmark during the reporting period was attributable to a number of factors, including the tactical allocation decisions implemented in the Fund, as well as manager selection among active and passive investments and the overall positive relative results achieved by the underlying funds in the portfolio.

Despite a number of economic headwinds and a sharp rally for risk assets (i.e., non-U.S. Treasuries) leading up to the Fund’s inception, its management team anticipated further upside potential for certain areas of the market. This was predicated by their belief that the global economy and financial markets were in better shape than consensus expectations. As such, the team moved quickly to implement its views in the portfolio.

From a geographic perspective, the Fund favored emerging markets and Asia ex-Japan over the developed markets and the U.S. over Europe and Japan. Given the relatively strong economic growth in developing countries, the Fund initiated a position in emerging market equities including an allocation to the iShares MSCI Emerging Markets Index Fund, which contributed positively to performance as emerging market equities substantially outperformed the MSCI World Index during the reporting period. Performance of certain developed international markets lagged the U.S. and the Fund’s allocation to the J.P. Morgan International Value Fund and JPMorgan International Equity Index Fund were detractors from performance. The Fund’s investment allocations within the U.S. equity market were rewarded, in particular its holding in the iShares S&P 500 Index Fund. The Fund also benefitted from its investments in structured notes as they were utilized to implement short-term tactical trades and to gain exposure to certain segments of the global equity markets.

The management team implemented various strategies within fixed income, including adding exposure to JPMorgan Strategic Income Opportunities Fund, which is a fund that utilizes an opportunistic approach across fixed income asset classes and focuses on relative value and total return. Based on the management team’s expectations for continued economic growth and declining default rates, it also favored high yield securities (also known as junk bonds) and that view was largely implemented through the Fund’s position in the JPMorgan High Yield Fund, which was a strong contributor to the Fund’s performance. The Fund’s holding in iShares iBoxx Investment Grade Corporate Bond Fund detracted from performance as the ETF underperformed the Barclay’s Capital U.S. Aggregate Index.

Among its investments in alternative assets, the Fund gained equity exposure to the commodities markets through its allocation to the Ivy Global Natural Resources Fund, which was a positive contributor during the reporting period. In contrast, detracting from performance was the Fund’s allocation to the Highbridge Statistical Market Neutral Fund as it produced a negative return for the period.

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   5

JPMorgan Access Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace utilizing a tactical approach to asset allocation. It is managed around a growth strategic asset allocation mandate, one that is designed with a focus on the appreciation of capital by capturing the upside return potential of risk assets, while maintaining a modest exposure to lower volatility and more stable return assets for portfolio risk efficiency. During the reporting period, the Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets. More specifically, the Fund diversified its assets in the mutual funds of the J.P. Morgan-affiliated investment companies, as well as third party investment companies and exchange traded funds (ETFs). While it also has the ability to invest directly in individual securities, it did not do so during the reporting period. The Fund did, however, utilize other financial instruments, such as structured notes, to gain exposure to and overweight certain equity positions. Overall, the use of these instruments contributed positively to performance during the reporting period, as discussed above.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	6.8%
2.	JPMorgan High Yield Fund, Ultra Shares	6.5
3.	iShares MSCI EAFE Index Fund	6.3
4.	JPMorgan International Value Fund, Institutional Class Shares	6.2
5.	iShares S&P 500 Index Fund	5.4
6.	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	4.6
7.	Highbridge Statistical Market Neutral Fund, Select Class Shares	4.2
8.	JPMorgan Mid Cap Value Fund, Institutional Class Shares	4.2
9.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100%	3.8
10.	JPMorgan Market Neutral Fund, Institutional Class Shares	3.7

PORTFOLIO COMPOSITION BY ASSET CLASS***

U.S. Equity	30.5%
International Equity	24.7
Fixed Income	23.1
Alternative Assets	11.9
Structured Notes	6.0
Money Market	3.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2009. The Fund’s composition is subject to change.

ˆ	The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

6   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		3.61%
With Sales Charge*		(1.08)
INSTITUTIONAL CLASS SHARES	9/30/09	3.71
SELECT CLASS SHARES	9/30/09	3.68

*	Sales Charge for Class A Shares is 4.50%.

LIFE OF FUND PERFORMANCE  (9/30/09 to 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the MSCI World Index, the Barclays Capital U.S. Aggregate Index, the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays Capital U.S. Aggregate Index an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   7

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 93.9%
	Alternative Assets — 10.3%
2,621,421	Highbridge Statistical Market Neutral Fund, Select Class Shares (a) (b)	41,261,167
784,603	Ivy Global Natural Resources Fund, Class I (a)	14,726,994
1,271,146	JPMorgan Market Neutral Fund, Institutional Class Shares (b)	19,868,012
728,172	JPMorgan U.S. Real Estate Fund, Select Class Shares (b)	8,890,978
	Total Alternative Assets	84,747,151
	Fixed Income — 33.7%
1,813,190	Eaton Vance Floating – Rate Fund, Class I	15,484,644
225,440	iShares Barclays TIPS Bond Fund	23,423,216
278,000	iShares iBoxx Investment Grade Corporate Bond Fund	28,953,700
1,735,678	JPMorgan Core Bond Fund, Ultra Shares (b)	19,266,022
7,290,323	JPMorgan High Yield Fund, Ultra Shares (b)	56,427,098
727,934	JPMorgan International Currency Income Fund, Select Class Shares (b)	7,825,296
6,457,308	JPMorgan Short Duration Bond Fund, Ultra Shares (b)	70,061,795
4,922,048	JPMorgan Strategic Income Opportunities Fund, Select Class Shares (b)	57,046,538
	Total Fixed Income	278,488,309
	International Equity — 20.5%
1,017,631	iShares MSCI EAFE Index Fund	56,274,993
186,121	iShares MSCI Emerging Markets Index Fund	7,724,022
603,728	JPMorgan Asia Equity Fund, Institutional Class Shares (a) (b)	18,896,672
692,322	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	14,511,075
1,100,708	JPMorgan International Equity Index Fund, Select Class Shares (b)	20,319,071
2,534,331	JPMorgan International Value Fund, Institutional Class Shares (b)	32,287,377
2,405,553	Manning & Napier Fund, Inc. — World Opportunities Series Fund	19,533,089
	Total International Equity	169,546,299
	Money Market — 6.1%
50,780,355	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100%, (b) (l)	50,780,355
	Total Money Market	50,780,355
	U.S. Equity — 23.3%
439,353	Hartford Capital Appreciation Fund (The), Class Y (a)	14,564,554
34,000	iShares Russell 2000 Index Fund	2,116,840
433,442	iShares S&P 500 Index Fund	48,376,462
2,164,287	JPMorgan Growth Advantage Fund, Select Class Shares (a) (b)	15,734,367
910,824	JPMorgan Mid Cap Value Fund, Institutional Class Shares (b)	17,542,479
810,268	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a) (b)	7,114,154
463,269	JPMorgan Small Cap Value Fund, Ultra Shares (b)	7,041,694
1,468,499	JPMorgan U.S. Equity Fund, Institutional Class Shares (b)	13,275,230
1,872,698	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	34,045,647
1,256,949	JPMorgan Value Opportunities Fund, Institutional Class Shares (b)	16,440,893
387,072	The Osterweis Fund	9,421,335
610,870	TimesSquare Mid Cap Growth Fund (a)	7,257,141
	Total U.S. Equity	192,930,796
	Total Investment Companies (Cost $769,155,845)	776,492,910

PRINCIPAL AMOUNT($)
Structured Notes — 6.5%
	U.S. Equity — 2.6%
14,000,000	Barclays Bank plc, Medium Term Notes, Series A, Autocallable Index Knock-Out Buffer Notes, Linked to the S&P 500 Index, maximum return of 7.000%, due 08/19/10 (a)	14,344,400
7,000,000	Credit Suisse AG, Return Enhanced Notes, Linked to the S&P 500 Index, maximum return of 16.875%, due 04/23/10 (a)	7,164,500
	Total U.S. Equity	21,508,900

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	International Equity — 3.9%
7,000,000	Barclays Bank plc, Medium Term Notes, Series A, Autocallable Index Knock-Out Buffer Notes Linked to the Dow Jones EURO STOXX 50 Index, maximum return of 7.000%, due 08/27/10 (a)	7,224,000
8,000,000	Credit Suisse AG, Return Enhanced Notes, Linked to the Dow Jones EURO STOXX 50 Index and the Euro Relative to the U.S. Dollar, maximum return of 12.600%, due 03/11/10 (a)	8,146,400
8,200,000	Credit Suisse AG, Return Enhanced Notes, Linked to the iShares MSCI Emerging Markets Index Fund, maximum return of 15.400%, due 03/24/10 (a)	8,410,740
8,000,000	Credit Suisse AG, Return Enhanced Notes, Linked to the Dow Jones EURO STOXX 50 Index and the Euro Relative to the U.S. Dollar, maximum return of 20.700%, due 05/13/10 (a)	8,118,400
	Total International Equity	31,899,540
	Total Structured Notes (Cost $52,200,000)	53,408,440
	Total Investments — 100.4% (Cost $821,355,845)	829,901,350
	Liabilities in Excess of Other Assets — (0.4)%	(3,414,262)
	NET ASSETS — 100.0%	$826,487,088

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   9

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 94.3%
	Alternative Assets — 11.9%
1,142,961	Highbridge Statistical Market Neutral Fund, Select Class Shares (a) (b)	17,990,207
544,784	Ivy Global Natural Resources Fund, Class I (a)	10,225,589
1,021,711	JPMorgan Market Neutral Fund, Institutional Class Shares (b)	15,969,349
538,113	JPMorgan U.S. Real Estate Fund, Select Class Shares (b)	6,570,355
	Total Alternative Assets	50,755,500
	Fixed Income — 23.2%
616,275	Eaton Vance Floating — Rate Fund, Class I	5,262,987
78,412	iShares Barclays TIPS Bond Fund	8,147,007
100,000	iShares iBoxx Investment Grade Corporate Bond Fund	10,415,000
376,076	JPMorgan Core Bond Fund, Ultra Shares (b)	4,174,446
3,580,808	JPMorgan High Yield Fund, Ultra Shares (b)	27,715,457
363,967	JPMorgan International Currency Income Fund, Select Class Shares (b)	3,912,648
953,828	JPMorgan Short Duration Bond Fund, Ultra Shares (b)	10,349,039
2,486,015	JPMorgan Strategic Income Opportunities Fund, Select Class Shares (b)	28,812,914
	Total Fixed Income	98,789,498
	International Equity — 24.8%
489,801	iShares MSCI EAFE Index Fund	27,085,995
145,941	iShares MSCI Emerging Markets Index Fund	6,056,552
479,442	JPMorgan Asia Equity Fund, Institutional Class Shares (a) (b)	15,006,531
647,296	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	13,567,332
400,774	JPMorgan International Equity Index Fund, Select Class Shares (b)	7,398,280
2,070,132	JPMorgan International Value Fund, Institutional Class Shares (b)	26,373,479
1,208,203	Manning & Napier Fund, Inc. — World Opportunities Series Fund	9,810,610
	Total International Equity	105,298,779
	Money Market — 3.8%
16,143,197	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100%, (b) (l)	16,143,197
	Total Money Market	16,143,197
	U.S. Equity — 30.6%
180,672	Hartford Capital Appreciation Fund (The), Class Y (a)	5,989,281
51,000	iShares Russell 2000 Index Fund	3,175,260
205,994	iShares S&P 500 Index Fund	22,990,990
1,244,278	JPMorgan Equity Income Fund , Select Class Shares (b)	9,580,937
1,767,884	JPMorgan Growth Advantage Fund, Select Class Shares (a) (b)	12,852,514
920,338	JPMorgan Mid Cap Value Fund, Institutional Class Shares (b)	17,725,710
586,571	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a) (b)	5,150,094
330,907	JPMorgan Small Cap Value Fund, Ultra Shares (b)	5,029,782
952,064	JPMorgan U.S. Equity Fund, Institutional Class Shares (b)	8,606,656
1,074,773	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	19,539,365
706,374	JPMorgan Value Opportunities Fund, Institutional Class Shares (b)	9,239,378
195,107	The Osterweis Fund	4,748,909
471,862	TimesSquare Mid Cap Growth Fund (a)	5,605,719
	Total U.S. Equity	130,234,595
	Total Investment Companies (Cost $394,663,593)	401,221,569

PRINCIPAL AMOUNT($)
Structured Notes — 6.0%
	U.S. Equity — 2.2%
6,000,000	Barclays Bank plc, Medium Term Notes, Series A, Autocallable Index Knock-Out Buffer Notes, Linked to the S&P 500 Index, maximum return of 7.000%, due 08/19/10 (a)	6,147,600
3,000,000	Credit Suisse AG, Return Enhanced Notes, Linked to the S&P 500 Index, maximum return of 16.875%, due 04/23/10 (a)	3,070,500
	Total U.S. Equity	9,218,100

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Structured Notes — Continued
	International Equity — 3.8%
3,000,000	Barclays Bank plc, Medium Term Notes, Series A, Autocallable Index Knock-Out Buffer Notes Linked to the Dow Jones EURO STOXX 50 Index, maximum return of 7.000%, due 08/27/10 (a)	3,096,000
4,000,000	Credit Suisse AG, Return Enhanced Notes, Linked to the Dow Jones EURO STOXX 50 Index and the Euro Relative to the U.S. Dollar, maximum return of 12.600%, due 03/11/10 (a)	4,073,200
5,000,000	Credit Suisse AG, Return Enhanced Notes, Linked to the iShares MSCI Emerging Markets Index Fund, maximum return of 15.400%, due 03/24/10 (a)	5,128,500
4,000,000	Credit Suisse AG, Return Enhanced Notes, Linked to the Dow Jones EURO STOXX 50 Index and the Euro Relative to the U.S. Dollar, maximum return of 20.700%, due 05/13/10 (a)	4,059,200
	Total International Equity	16,356,900
	Total Structured Notes (Cost $25,000,000)	25,575,000
	Total Investments — 100.3% (Cost $419,663,593)	426,796,569
	Liabilities in Excess of Other Assets — (0.3)%	(1,086,170)
	NET ASSETS — 100.0%	$425,710,399

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   11

JPMorgan Access Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

EAFE—	Europe, Australasia, and Far East

TIPS—	Treasury Inflation Protected Security

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management Incorporated.

(l)—	The rate shown is the current yield as of December 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

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DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   13

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited)

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$301,265,430	$145,088,899
Investments in affiliates, at value	528,635,920	281,707,670
Total investment securities, at value	829,901,350	426,796,569
Receivables:
Investment securities sold	—	622,136
Fund shares sold	6,173	36,161
Interest and dividends	1,237,317	509,314
Prepaid expenses and other assets	79,761	80,649
Total Assets	831,224,601	428,044,829

LIABILITIES:
Payables:
Dividends	4,038,528	1,982,365
Accrued liabilities:
Investment advisory fees	450,312	209,694
Administration fees	65,475	32,835
Shareholder servicing fees	141,281	67,622
Distribution fees	11	11
Custodian and accounting fees	8,123	7,476
Trustees’ and Chief Compliance Officer’s fees	1,388	655
Other	32,395	33,772
Total Liabilities	4,737,513	2,334,430
Net Assets	$826,487,088	$425,710,399

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid in capital	$818,066,198	$418,815,963
Accumulated undistributed (distributions in excess of) net investment income	(296,349)	(128,646)
Accumulated net realized gains (losses)	171,734	(109,894)
Net unrealized appreciation (depreciation)	8,545,505	7,132,976
Total Net Assets	$826,487,088	$425,710,399

Net Assets:
Class A	$51,385	$51,796
Institutional Class	2,546,723	10,044,590
Select Class	823,888,980	415,614,013
Total	$826,487,088	$425,710,399

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,347	3,346
Institutional Class	165,900	648,928
Select Class	53,675,236	26,850,264

Net asset value:
Class A — Redemption price per share	$15.35	$15.48
Institutional Class — Offering and redemption price per share	15.35	15.48
Select Class — Offering and redemption price per share	15.35	15.48
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.07	$16.21

Cost of investments in non-affiliates	$296,989,114	$142,127,536
Cost of investments in affiliates	524,366,731	277,536,057

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   15

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2009 (Unaudited) (a)

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,452,844	$660,303
Dividend income from affiliates	3,920,619	1,954,720
Total investment income	5,373,463	2,615,023

EXPENSES:
Investment advisory fees	1,663,667	785,045
Administration fees	159,699	75,297
Distribution fees:
Class A	32	32
Shareholder servicing fees:
Class A	32	32
Institutional Class	75	261
Select Class	415,697	195,576
Custodian and accounting fees	8,265	7,599
Professional fees	50,400	49,922
Trustees’ and Chief Compliance Officer’s fees	1,664	785
Printing and mailing costs	13,435	14,078
Registration and filing fees	8,295	8,608
Transfer agent fees	3,685	3,897
Other	1,285	1,330
Total expenses	2,326,231	1,142,462
Less amounts waived	(677,897)	(364,247)
Less earnings credits	(20)	(1)
Less expense reimbursements	(17,763)	(17,763)
Net expenses	1,630,551	760,451
Net investment income (loss)	3,742,912	1,854,572

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(44,014)	(216,485)
Investments in affiliates	(60,920)	(29,750)
Net realized gain (loss)	(104,934)	(246,235)
Distributions of realized gains by investment company affiliates	276,668	136,341
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	4,276,316	2,961,363
Investments in affiliates	4,269,189	4,171,613
Change in net unrealized appreciation (depreciation)	8,545,505	7,132,976
Net realized/unrealized gains (losses)	8,717,239	7,023,082
Change in net assets resulting from operations	$12,460,151	$8,877,654

(a)	Commencement of operations was September 30, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED

	Access Balanced Fund	Access Growth Fund
	Period Ended 12/31/2009 (Unaudited) (a)	Period Ended 12/31/2009 (Unaudited) (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,742,912	$1,854,572
Net realized gain (loss)	(104,934)	(246,235)
Distributions of realized gains by investment company affiliates	276,668	136,341
Change in net unrealized appreciation (depreciation)	8,545,505	7,132,976
Change in net assets resulting from operations	12,460,151	8,877,654

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(213)	(203)
Institutional Class
From net investment income	(13,437)	(49,966)
Select Class
From net investment income	(4,025,611)	(1,933,049)
Total distributions to shareholders	(4,039,261)	(1,983,218)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	818,066,198	418,815,963

NET ASSETS:
Change in net assets	826,487,088	425,710,399
Beginning of period	—	—
End of period	$826,487,088	$425,710,399
Accumulated undistributed (distributions in excess of) net investment income	$(296,349)	$(128,646)

(a)	Commencement of operations was September 30, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED (continued)

	Access Balanced Fund	Access Growth Fund
	Period Ended 12/31/2009 (Unaudited) (a)	Period Ended 12/31/2009 (Unaudited) (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$49,970	$49,981
Dividends and distributions reinvested	213	203
Change in net assets from Class A capital transactions	$50,183	$50,184
Institutional Class
Proceeds from shares issued	$2,549,984	$10,050,000
Dividends and distributions reinvested	270	257
Change in net assets from Institutional Class capital transactions	$2,550,254	$10,050,257
Select Class
Proceeds from shares issued	$825,108,165	$416,239,879
Dividends and distributions reinvested	250	393
Cost of shares redeemed	(9,642,654)	(7,524,750)
Change in net assets from Select Class capital transactions	$815,465,761	$408,715,522

Total change in net assets from capital transactions	$818,066,198	$418,815,963

SHARE TRANSACTIONS:
Class A
Issued	3,333	3,333
Reinvested	14	13
Change in Class A Shares	3,347	3,346
Institutional Class
Issued	165,882	648,911
Reinvested	18	17
Change in Institutional Class Shares	165,900	648,928
Select Class
Issued	54,306,405	27,342,213
Reinvested	16	25
Redeemed	(631,185)	(491,974)
Change in Select Class Shares	53,675,236	26,850,264

(a)	Commencement of operations was September 30, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (f)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Access Balanced Fund
Class A
September 30, 2009 (g) through December 31, 2009 (unaudited)	$15.00	$0.06	(h)	$0.35	$0.41	$(0.06)	$15.35

Institutional Class
September 30, 2009 (g) through December 31, 2009 (unaudited)	15.00	0.21	(h)	0.22	0.43	(0.08)	15.35

Select Class
September 30, 2009 (g) through December 31, 2009 (unaudited)	15.00	0.09	(h)	0.34	0.43	(0.08)	15.35

Access Growth Fund
Class A
September 30, 2009 (g) through December 31, 2009 (unaudited)	15.00	0.06	(h)	0.48	0.54	(0.06)	15.48

Institutional Class
September 30, 2009 (g) through December 31, 2009 (unaudited)	15.00	0.19	(h)	0.37	0.56	(0.08)	15.48

Select Class
September 30, 2009 (g) through December 31, 2009 (unaudited)	15.00	0.09	(h)	0.46	0.55	(0.07)	15.48

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Ratio is disproportionate between classes due to the timing of income earned and class level capital activity.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d) (e)	Net investment income (loss) (f)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)
2.76%	$51	1.22%	1.50%		1.67%	19%

2.87	2,547	0.90	5.47	(i)	1.24	19

2.83	823,889	0.98	2.25		1.40	19

3.61	52	1.21	1.47		1.72	25

3.71	10,045	0.86	4.95	(i)	1.30	25

3.68	415,614	0.97	2.35		1.46	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The Access Balanced Fund and Access Growth Fund commenced operations on September 30, 2009. All share classes, with the exception of Class C Shares, commenced operations on September 30, 2009. Class C Shares commenced operations on January 4, 2010.

Select Class Shares are publicly offered on a limited basis. Effective November 30, 2009, Institutional Class Shares were publicly offered on a limited basis. Effective January 4, 2010, Class A Shares and Class C Shares were publicly offered on a limited basis. Prior to November 30, 2009 and January 4, 2010, Institutional Shares and Class A Shares, respectively, were not publicly offered for investment. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in each Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds, (the “Underlying Funds”) are valued at such investment company’s current day closing net asset value per share. Structured notes are priced generally at the bid received from the issuer of such note. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

See Note 2.B. for further details on structured notes.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

The following table represents each valuation input by asset class as presented on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Access Balanced Fund
Investments in Securities#	$776,492,910	$53,408,440	$—	$829,901,350

Access Growth Fund
Investments in Securities#	$401,221,569	$25,575,000	$—	$426,796,569

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedules of Investments (“SOI”). Level 2 consists of Structured Notes. Please refer to the SOI for further details of the portfolio holdings.

B.  Structured Notes — The Funds invest in structured notes, whose values are linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Trustees, based upon values provided by the issuer of the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as unrealized appreciation or depreciation in the Statement of Operations. The Funds record a realized gain or loss when a structured note is sold or matures.

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

C.  Transactions with Affiliates — The Funds invest in certain Underlying Funds advised by J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated or their affiliates pursuant to Rule 12(d)(l)G) under the 1940 Act. An issuer which is under common control with a Fund may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers:

	For the period ended December 31, 2009
Affiliate	Value at September 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend/ Interest Income	Shares at December 31, 2009	Value at December 31, 2009
Access Balanced Fund
Highbridge Statistical Market Neutral Fund, Select Class Shares	$—	$42,215,000	$—	$—	$—	2,621,421	$41,261,167
JPMorgan Asia Equity Fund, Institutional Class Shares	—	18,707,500	—	—	—	603,728	18,896,672
JPMorgan Core Bond Fund, Ultra Shares	—	28,115,000	8,700,000	(16,122)	301,781	1,735,678	19,266,022
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	13,707,500	—	—	59,713	692,322	14,511,075
JPMorgan Growth Advantage Fund, Select Class Shares	—	14,907,500	—	—	—	2,164,287	15,734,367
JPMorgan High Yield Fund, Ultra Shares	—	54,859,000	—	—	989,743	7,290,323	56,427,098
JPMorgan International Currency Income Fund, Select Class Shares	—	8,000,000	—	—	8,277	727,934	7,825,296
JPMorgan International Equity Index Fund, Select Class Shares	—	20,806,000	—	—	361,318	1,100,708	20,319,071

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

	For the period ended December 31, 2009
Affiliate	Value at September 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend/ Interest Income	Shares at December 31, 2009	Value at December 31, 2009
Access Balanced Fund (continued)
JPMorgan International Value Fund, Institutional Class Shares	$—	$33,284,000	$—	$—	$765,798	2,534,331	$32,287,377
JPMorgan Market Neutral Fund, Institutional Class Shares	—	19,900,000	—	—	—	1,271,146	19,868,012
JPMorgan Mid Cap Value Fund, Institutional Class Shares	—	16,907,500	—	—	—	910,824	17,542,479
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	669,280,266	618,499,911	—	30,744	50,780,355	50,780,355
JPMorgan Short Duration Bond Fund, Ultra Shares	—	70,210,500	—	—	471,384	6,457,308	70,061,795
JPMorgan Small Cap Growth Fund, Institutional Class Shares	—	6,700,000	—	—	—	810,268	7,114,154
JPMorgan Small Cap Value Fund, Select Class Shares	—	7,000,000	—	—	17,127	463,269	7,041,694
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	—	56,560,499	—	—	417,744	4,922,048	57,046,538
JPMorgan Tax Aware Real Return Fund, Institutional Class Shares	—	8,407,500	8,310,854	(96,646)	—	—	—
JPMorgan Treasury & Agency Fund, Select Class Shares	—	14,040,000	14,091,848	51,848	26,011	—	—
JPMorgan U.S. Equity Fund, Institutional Class Shares	—	13,015,000	—	—	28,286	1,468,499	13,275,230
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	—	33,000,000	—	—	214,330	1,872,698	34,045,647
JPMorgan U.S. Real Estate Fund, Select Class Shares	—	8,100,000	—	—	—	728,172	8,890,978
JPMorgan Value Opportunities Fund, Institutional Class Shares	—	16,307,500	—	—	228,363	1,256,949	16,440,893
	$—			$(60,920)	$3,920,619		$528,635,920
Access Growth Fund
Highbridge Statistical Market Neutral Fund, Select Class Shares	$—	$18,415,000	$—	$—	$—	1,142,961	$17,990,207
JPMorgan Asia Equity Fund, Institutional Class Shares	—	14,809,000	—	—	—	479,442	15,006,531
JPMorgan Core Bond Fund, Ultra Shares	—	6,110,500	1,900,000	(7,255)	65,547	376,076	4,174,446
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	12,909,000	—	—	52,096	647,296	13,567,332
JPMorgan Equity Income Fund, Select Class Shares	—	9,500,000	—	—	21,464	1,244,278	9,580,937
JPMorgan Growth Advantage Fund, Select Class Shares	—	12,012,000	—	—	—	1,767,884	12,852,514
JPMorgan High Yield Fund, Ultra Shares	—	27,009,000	—	—	442,595	3,580,808	27,715,457
JPMorgan International Currency Income Fund, Select Class Shares	—	4,000,000	—	—	4,138	363,967	3,912,648

24   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

	For the period ended December 31, 2009
Affiliate	Value at September 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend/ Interest Income	Shares at December 31, 2009	Value at December 31, 2009
Access Growth Fund (continued)
JPMorgan International Equity Index Fund, Select Class Shares	$—	$7,512,000	$—	$—	$131,558	400,774	$7,398,280
JPMorgan International Value Fund, Institutional Class Shares	—	27,043,500	—	—	600,808	2,070,132	26,373,479
JPMorgan Market Neutral Fund, Institutional Class Shares	—	16,000,000	—	—	—	1,021,711	15,969,349
JPMorgan Mid Cap Value Fund, Institutional Class Shares	—	17,010,500	—	—	16,069	920,338	17,725,710
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	309,317,111	293,173,914	—	10,469	16,143,197	16,143,197
JPMorgan Short Duration Bond Fund, Ultra Shares	—	20,400,000	10,050,000	18,116	109,772	953,828	10,349,039
JPMorgan Small Cap Growth Fund, Institutional Class Shares	—	4,800,000	—	—	—	586,571	5,150,094
JPMorgan Small Cap Value Fund, Select Class Shares	—	5,000,000	—	—	12,234	330,907	5,029,782
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	—	28,607,499	—	—	185,704	2,486,015	28,812,914
JPMorgan Tax Aware Real Return Fund, Institutional Class Shares	—	3,306,000	3,265,390	(40,611)	—	—	—
JPMorgan U.S. Equity Fund, Institutional Class Shares	—	8,185,000	—	—	31,237	952,064	8,606,656
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	—	19,000,000	—	—	123,008	1,074,773	19,539,365
JPMorgan U.S. Real Estate Fund, Select Class Shares	—	6,000,000	—	—	—	538,113	6,570,355
JPMorgan Value Opportunities Fund, Institutional Class Shares	—	9,009,000	—	—	148,021	706,374	9,239,378
	$—			$(29,750)	$1,954,720		$281,707,670

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds and other open-end investment companies and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   25

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H.  Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). Each Fund’s assets are allocated to sub-advisors and the Advisor is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.00% based on each Fund’s respective average daily net assets.

J.P. Morgan Private Investments Inc. (“JPMPI”), a wholly-owned subsidiary of JPMorgan, is the sub-advisor for the Funds. JPMPI is responsible for the day-to-day investment decisions of each Fund. The allocation of the assets of each Fund is determined by the Advisor, subject to review of the Board of Trustees. At December 31, 2009, 100% of each Fund’s assets was allocated to JPMPI. The Advisor monitors and evaluates JPMPI to help assure that it is managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreement, the Advisor pays JPMPI a monthly sub-advisory fee at the annual rate of 0.95% of the average monthly net assets of each respective Fund.

The Funds and the Advisor have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Advisor is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisors without such agreements being approved by the shareholders of the Funds. As such, the Funds and Advisor may hire, terminate, or replace non-affiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisors.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended December 31, 2009, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class A Shares.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.10	0.25

26   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Institutional Class	Select Class
Access Balanced Fund	1.75%	1.35%	1.50%
Access Growth Fund	1.75	1.35	1.50

The contractual expense limitation agreements were in effect for the period ended December 31, 2009. The contractual expense limitation percentages in the table above are in place until at least October 31, 2010. Waivers associated with these agreements are detailed below as contractual waivers.

The shares of the affiliated Underlying Funds in which the Funds invest a portion of their assets impose a separate investment advisory fee and a shareholder servicing fee. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 1.00% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A and Select Class shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Advisor and Distributor will waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder servicing fees charged by the Underlying Funds. These waivers are included in the voluntary waivers amounts below.

For the period ended December 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total	Contractual Reimbursements
Access Balanced Fund	$136,925	$19,142	$156,067	$17,763
Access Growth Fund	78,005	10,408	88,413	17.763

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$461,620	$60,210	$521,830
Access Growth Fund	242,524	33,310	275,834

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

During the period ended December 31, 2009, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended December 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$811,951	$93,883
Access Growth Fund	439,215	60,285

During the period ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$821,355,845	$12,282,744	$3,737,239	$8,545,505
Access Growth Fund	419,663,593	8,719,759	1,586,783	7,132,976

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in certain securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging market securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

28   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, foreign forward currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements as appropriate.

One or more affiliate of the Funds’ investment advisor have investment discretion with respect to their client’s holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Investment activities on behalf of these shareholders could impact the Funds. The Advisor held all of the Class A Shares as of the reporting date.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 26, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   29

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009 and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual*	$1,000.00	$1,027.60	$3.15	1.22%
Hypothetical**	1,000.00	1,019.06	6.21	1.22
Institutional Class
Actual*	1,000.00	1,028.70	2.33	0.90
Hypothetical**	1,000.00	1,020.67	4.58	0.90
Select Class
Actual*	1,000.00	1,028.30	2.53	0.98
Hypothetical**	1,000.00	1,020.27	4.99	0.98

30   JPMORGAN ACCESS FUNDS        DECEMBER 31, 2009

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009	Annualized Expense Ratio
Access Growth Fund
Class A
Actual*	$1,000.00	$1,036.10	$3.14	1.21%
Hypothetical**	1,000.00	1,019.11	6.16	1.21
Institutional Class
Actual*	1,000.00	1,037.10	2.23	0.86
Hypothetical**	1,000.00	1,020.87	4.38	0.86
Select Class
Actual*	1,000.00	1,036.80	2.52	0.97
Hypothetical**	1,000.00	1,020.32	4.94	0.97

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the actual period). Commencement of operations was September 30, 2009.

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2009        JPMORGAN ACCESS FUNDS   31

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JPMorgan Access Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Access Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	SAN-ACCESS-1209

Semi-Annual Report

JPMorgan SmartRetirement Funds

Six months ended December 31, 2009 (Unaudited)

JPMorgan SmartRetirement Income Fund®
JPMorgan SmartRetirement 2010 FundSM
JPMorgan SmartRetirement 2015 FundSM
JPMorgan SmartRetirement 2020 FundSM
JPMorgan SmartRetirement 2025 FundSM
JPMorgan SmartRetirement 2030 FundSM
JPMorgan SmartRetirement 2035 FundSM
JPMorgan SmartRetirement 2040 FundSM
JPMorgan SmartRetirement 2045 FundSM
JPMorgan SmartRetirement 2050 FundSM

CONTENTS

President’s Letter	1
Fund Facts	2
JPMorgan SmartRetirement Funds Commentary	3
Schedules of Portfolio Investments	17
Financial Statements	38
Financial Highlights	62
Notes to Financial Statements	82
Schedule of Shareholder Expenses	102
Board Approval of Investment Advisory Agreements	108

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

We’ve certainly come a long way from the negative and confusing environment that we faced earlier this year, when the global financial system was in the midst of an unprecedented crisis, stock markets worldwide were crashing, and the U.S. economy was in the midst of its worst recession since World War II. In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“In fact, as we close on the last quarter of 2009, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets continue to rally

A strong second quarter stock market rally helped propel the equity markets out of negative territory for the year. This rally continued throughout the second half of the year. The Standard & Poor’s 500 Index returned 22.6% for the 6-month period ended December 31, 2009.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts for the 6-month period (27.8%, according to the Russell Midcap Index, compared to 23.1% and 23.9%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Among large cap stocks, growth and value fared similarly; the Russell 1000 Growth Index returned 23.0% for the 6-month period, compared to 23.2% for the Russell 1000 Value Index. In the mid and small cap sectors, value companies performed ahead of growth, with the Russell Midcap Value returning 30.1% and the Midcap Growth returning 25.5% for the period. In the small cap segment, the Russell 2000 Value Index returned 27.2%, while the Russell 2000 Growth Index returned 20.8%.

Overseas stocks, particularly emerging markets, overcame a rough start to the year to turn in an equally impressive comeback over the six-month period. The MSCI Emerging Markets Index returned 31.4% (gross) for the period, while the MSCI EAFE Index returned 22.2% (gross) for the same period.

Investors continue to seek higher risk, higher yields

Investors continued to flee to mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 4.0% for the 6-month period. Meanwhile, the Barclays Capital High Yield Index returned 21.3% for the six-month period, and the Barclays Capital Emerging Markets Index returned 14.0%. Yields on longer term Treasuries continued to climb. Yields on the benchmark 10-year Treasury jumped from 3.5% six months ago to 3.9% as of the end of this reporting period. Yields on the 30-year benchmark were 4.6%, compared to 4.3% six months ago, and yields on the two-year note remained unchanged at 1.1%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving, whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   1

FUND FACTS:
(Unaudited)

Fund	Fund Inception	Fiscal Year End	Net Assets as of 12/31/2009 (in thousands)	Primary Benchmark	Supplemental Benchmarks	Composite Benchmark**
JPMorgan SmartRetirement Income Fund	May 15, 2006	June 30	$138,193	Barclays Capital U.S. Aggregate Index	Russell 3000 Index	SmartRetirement Income Composite Benchmark
JPMorgan SmartRetirement 2010 Fund	May 15, 2006	June 30	116,740	Barclays Capital U.S. Aggregate Index	Russell 3000 Index	SmartRetirement 2010 Composite Benchmark
JPMorgan SmartRetirement 2015 Fund	May 15, 2006	June 30	230,995	Russell 3000 Index	Barclays Capital U.S. Aggregate Index	SmartRetirement 2015 Composite Benchmark
JPMorgan SmartRetirement 2020 Fund	May 15, 2006	June 30	356,404	Russell 3000 Index	Barclays Capital U.S. Aggregate Index	SmartRetirement 2020 Composite Benchmark
JPMorgan SmartRetirement 2025 Fund	July 31, 2007	June 30	106,535	Russell 3000 Index	Barclays Capital U.S. Aggregate Index	SmartRetirement 2025 Composite Benchmark
JPMorgan SmartRetirement 2030 Fund	May 15, 2006	June 30	310,520	Russell 3000 Index	Barclays Capital U.S. Aggregate Index	SmartRetirement 2030 Composite Benchmark
JPMorgan SmartRetirement 2035 Fund	July 31, 2007	June 30	76,955	Russell 3000 Index	Barclays Capital U.S. Aggregate Index	SmartRetirement 2035 Composite Benchmark
JPMorgan SmartRetirement 2040 Fund	May 15, 2006	June 30	224,070	Russell 3000 Index	Barclays Capital U.S. Aggregate Index	SmartRetirement 2040 Composite Benchmark
JPMorgan SmartRetirement 2045 Fund	July 31, 2007	June 30	28,897	Russell 3000 Index	Barclays Capital U.S. Aggregate Index	SmartRetirement 2045 Composite Benchmark
JPMorgan SmartRetirement 2050 Fund	July 31, 2007	June 30	22,612	Russell 3000 Index	Barclays Capital U.S. Aggregate Index	SmartRetirement 2050 Composite Benchmark

2   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement Funds Commentary

(Unaudited)

Q:	HOW DID EACH OF THE JPMORGAN SMARTRETIREMENT FUNDS PERFORM?

A:	JPMorgan SmartRetirement Income Fund ®. The JPMorgan SmartRetirement Income Fund®, which seeks current income and some capital appreciation,* returned 13.12% (Institutional Class Shares) for the six months ended December 31, 2009. The Fund’s performance is compared to both a broad-based fixed income and equity benchmark. The Fund’s primary benchmark, the Barclays Capital U.S. Aggregate Index, returned 3.95%, while the Fund’s secondary benchmark, the Russell 3000 Index, returned 23.17%. The SmartRetirement Income Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned 10.06%.**

JPMorgan SmartRetirement 2010 Fund SM. The JPMorgan SmartRetirement 2010 FundSM, which seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned 14.73% (Institutional Class Shares) for the six months ended December 31, 2009. The Fund’s performance is compared to both a broad-based fixed income and equity benchmark. The Fund’s primary benchmark, the Barclays Capital U.S. Aggregate Index, returned 3.95%, while the Fund’s secondary benchmark, the Russell 3000 Index, returned 23.17%. The SmartRetirement 2010 Composite Benchmark, which is a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index, returned 11.38%.**

JPMorgan SmartRetirement 2015 Fund SM. The JPMorgan SmartRetirement 2015SM Fund, which seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned 17.74% (Institutional Class Shares) for the six months ended December 31, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned 23.17%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index, returned 3.95%. The SmartRetirement 2015 Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned 14.45%.**

JPMorgan SmartRetirement 2020 Fund SM. The JPMorgan SmartRetirement 2020SM Fund, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned 19.93% (Institutional Class Shares) for the six months ended December 31, 2009. The Fund’s performance is compared to both a broad based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned 23.17%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index, returned 3.95%. The SmartRetirement 2020 Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned 16.40%.**

JPMorgan SmartRetirement 2025 Fund SM. The JPMorgan SmartRetirement 2025 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned 21.87% (Institutional Class Shares) for the six months ended December 31, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned 23.17%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index, returned 3.95%. The SmartRetirement 2025 Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index returned 18.17%.**

JPMorgan SmartRetirement 2030 Fund SM. The JPMorgan SmartRetirement 2030 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned 23.57% (Institutional Class Shares) for the six months ended December 31, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned 23.17%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index, returned 3.95%. The SmartRetirement 2030 Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned 19.55%.**

JPMorgan SmartRetirement 2035 Fund SM. The JPMorgan SmartRetirement 2035 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned 24.30% (Institutional Class Shares) for the six months ended December 31, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned 23.17%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index, returned 3.95%. The SmartRetirement 2035 Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned 20.15%.**

JPMorgan SmartRetirement 2040 Fund SM. The JPMorgan SmartRetirement 2040 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   3

JPMorgan SmartRetirement Funds Commentary

(Unaudited) (continued)

the target retirement date,* returned 24.52% (Institutional Class Shares) for the six months ended December 31, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned 23.17%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate, returned 3.95%. The SmartRetirement 2040 Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned 20.15%.**

JPMorgan SmartRetirement 2045 FundSM. The JPMorgan SmartRetirement 2045 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned 24.21% (Institutional Class Shares) for the six months ended December 31, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned 23.17%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index, returned 3.95%. The SmartRetirement 2045 Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned 20.15%.**

JPMorgan SmartRetirement 2050 FundSM. The JPMorgan SmartRetirement 2050 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned 24.42% (Institutional Class Shares) for the six months ended December 31, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned 23.17%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate, returned 3.95%. The SmartRetirement 2050 Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned 20.15%.**

Q:	WHY DID EACH OF THE JPMORGAN SMARTRETIREMENT FUNDS PERFORM THIS WAY?

A:	The global stock market rally that began in March 2009 spanned the entire equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. The equity market’s turnaround in 2009 was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and positive earnings surprises. In addition, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

Against this backdrop, there was also a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. In particular, lower quality high yield bonds (junk bonds) performed well in 2009, as did emerging market debt.

During the reporting period, the JPMorgan SmartRetirement Income Fund and JPMorgan SmartRetirement 2010 Fund outperformed their primary benchmark, the Barclays Capital U.S. Aggregate Index. This was largely the result of the Funds’ exposure to equities, as they significantly outperformed the fixed income market during the period. In contrast, these Funds lagged their secondary benchmark, the Russell 3000 Index, given their substantial exposures to fixed income securities.

The JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund and JPMorgan SmartRetirement 2025 Fund underperformed their primary benchmark, the Russell 3000 Index. This was largely the result of the Funds’ substantial exposures to fixed income securities. However, these three Funds outperformed their secondary benchmark, the Barclays Capital U.S. Aggregate Index, given their exposure to equities.

The JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund all outperformed both their primary benchmark, the Russell 3000 Index, and their secondary benchmark, the Barclays Capital U.S. Aggregate Index. The Funds’ outperformance versus their primary and secondary benchmarks was due, in part, to the overall strong relative performance of the underlying funds in which they invest.

All of the JPMorgan SmartRetirement Funds outperformed their respective Composite Benchmarks during the six month reporting period. As stated above, the Composite Benchmarks are a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index. In general, the Funds had an overweight exposure versus their Composite Benchmark to U.S. equities and an underweight exposure versus their Composite Benchmark to U.S. fixed income securities. This was beneficial given the significant outperformance of U.S. equities during the period relative to the U.S. fixed income market.

A number of strategic allocations within the equity and fixed income markets positively contributed to the Funds’ performance versus their respective Composite Benchmark during the reporting period. For example, in general, the Funds benefited by having overweights versus the Composite

4   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

Benchmark to U.S. large-cap equities, emerging market equities and high yield bonds. The Funds’ exposure to real estate investment trusts (REITS) also enhanced their performance. In contrast, the Funds’ exposure to developed international equities modestly detracted from performance, as the MSCI EAFE Index returned 22.07% during the six months ended December 31, 2009, versus a 23.17% return for the Russell 3000 Index.

The Funds’ positioning within the equity and fixed income markets also impacted their performance during the reporting period. For example, the majority of the individual underlying funds held by the Funds during the period outperformed their respective benchmarks. These included the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Core Bond Fund. In contrast, the JPMorgan Small Cap Equity Fund and the JPMorgan High Yield Fund detracted from performance.

Q:	HOW WERE THE FUNDS MANAGED?

A:	Each of the JPMorgan Smart Retirement Funds (other than JPMorgan SmartRetirement Income Fund) uses an asset allocation strategy that becomes more conservative (i.e., more emphasis on fixed income funds and less emphasis on U.S. equity funds and other funds) as the Fund nears it target retirement year. The JPMorgan SmartRetirement Income Fund is designed for investors who are retired or about to retire soon and emphasizes fixed income funds with lesser emphasis on U.S. equity and other types of funds. All of the SmartRetirement Funds invest in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of J.P. Morgan Funds across different investment styles. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission, the Funds invested directly in securities and other financial instruments, including derivatives.

JPMorgan SmartRetirement Income Fund

Portfolio Composition by Asset Class***
Fixed Income	56.6%
U.S. Equity	18.8
International Equity	11.1
Money Market	8.5
Alternative Assets	4.0
U.S. Treasury Obligations	1.0

JPMorgan SmartRetirement 2010 Fund

Portfolio Composition by Asset Class***
Fixed Income	54.2%
U.S. Equity	20.2
International Equity	12.2
Money Market	8.0
Alternative Assets	4.3
U.S. Treasury Obligations	1.1

JPMorgan SmartRetirement 2015 Fund

Portfolio Composition by Asset Class***
Fixed Income	45.9%
U.S. Equity	28.7
International Equity	16.7
Alternative Assets	6.0
Money Market	1.7
U.S. Treasury Obligation	1.0

JPMorgan SmartRetirement 2020 Fund

Portfolio Composition by Asset Class***
Fixed Income	35.9%
U.S. Equity	34.0
International Equity	20.1
Alternative Assets	6.5
Money Market	2.1
U.S. Treasury Obligation	1.4

JPMorgan SmartRetirement 2025 Fund

Portfolio Composition by Asset Class***
U.S. Equity	38.5%
Fixed Income	26.8
International Equity	23.7
Alternative Assets	7.2
Money Market	2.2
U.S. Treasury Obligations	1.6

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   5

JPMorgan SmartRetirement Funds Commentary

(Unaudited) (continued)

JPMorgan SmartRetirement 2030 Fund

Portfolio Composition by Asset Class***
U.S. Equity	43.5%
International Equity	26.1
Fixed Income	19.4
Alternative Assets	7.5
U.S. Treasury Obligations	1.8
Money Market	1.7

JPMorgan SmartRetirement 2035 Fund

Portfolio Composition by Asset Class***
U.S. Equity	46.7%
International Equity	28.2
Fixed Income	13.4
Alternative Assets	8.1
U.S. Treasury Obligations	1.9
Money Market	1.7

JPMorgan SmartRetirement 2040 Fund

Portfolio Composition by Asset Class***
U.S. Equity	46.6%
International Equity	28.3
Fixed Income	13.6
Alternative Assets	7.9
U.S. Treasury Obligation	1.8
Money Market	1.8

JPMorgan SmartRetirement 2045 Fund

Portfolio Composition by Asset Class***
U.S. Equity	46.6%
International Equity	28.2
Fixed Income	13.3
Alternative Assets	8.2
U.S. Treasury Obligations	2.0
Money Market	1.7

JPMorgan SmartRetirement 2050 Fund

Portfolio Composition by Asset Class***
U.S. Equity	46.5%
International Equity	28.1
Fixed Income	13.3
Alternative Assets	8.1
Money Market	2.1
U.S. Treasury Obligations	1.9

*	The advisor seeks to achieve each Fund’s objective. There can be no guarantee they will be achieved.

**	Each SmartRetirement Fund’s Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. Each Fund’s Composite Benchmark was derived by applying the respective Fund’s target allocation among fixed income funds and equity funds over the life of each Fund. To the extent that the Advisor adjusts a Fund’s target allocation from time to time, the allocation of the respective Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Advisor treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

***	The percentages indicated are based upon total investments as of December 31, 2009. Each Fund’s composition is subject to change.

6   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement Income Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		12.91%	21.08%	1.65%	3.15%
With Sales Charge*		7.83	15.63	0.09	1.84
CLASS C SHARES	5/15/06
Without CDSC		12.62	20.50	1.11	2.62
With CDSC**		11.62	19.50	1.11	2.62
CLASS R2 SHARES	11/3/08	12.86	20.77	1.56	3.08
INSTITUTIONAL CLASS SHARES	5/15/06	13.12	21.62	2.03	3.56
SELECT CLASS SHARES	5/15/06	12.97	21.37	1.86	3.38

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from May 15, 2006 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target Allocation Conservative Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   7

JPMorgan SmartRetirement Funds Commentary

(Unaudited) (continued)

JPMorgan SmartRetirement 2010 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		14.51%	23.11%	0.44%	2.45%
With Sales Charge*		9.37	17.57	(1.09)	1.15
CLASS C SHARES	5/15/06
Without CDSC		14.10	22.49	(0.07)	1.93
With CDSC**		13.10	21.49	(0.07)	1.93
CLASS R2 SHARES	11/3/08	14.35	22.84	0.36	2.39
INSTITUTIONAL CLASS SHARES	5/15/06	14.73	23.57	0.84	2.86
SELECT CLASS SHARES	5/15/06	14.57	23.32	0.66	2.69

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2010 Fund, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2010 Funds Average from May 15, 2006 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2010 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2010 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement 2015 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		17.61%	26.46%	(0.50)%	1.93%
With Sales Charge*		12.28	20.81	(2.02)	0.64
CLASS C SHARES	5/15/06
Without CDSC		17.23	25.77	(1.03)	1.40
With CDSC**		16.23	24.77	(1.03)	1.40
CLASS R2 SHARES	11/3/08	17.37	26.05	(0.61)	1.84
INSTITUTIONAL CLASS SHARES	5/15/06	17.74	26.82	(0.15)	2.31
SELECT CLASS SHARES	5/15/06	17.58	26.66	(0.29)	2.16

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2015 Funds Average from May 15, 2006 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2015 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Bond is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2015 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   9

JPMorgan SmartRetirement Funds Commentary

(Unaudited) (continued)

JPMorgan SmartRetirement 2020 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		19.72%	28.95%	(1.30)%	1.52%
With Sales Charge*		14.33	23.19	(2.81)	0.23
CLASS C SHARES	5/15/06
Without CDSC		19.43	28.26	(1.79)	1.02
With CDSC**		18.43	27.26	(1.79)	1.02
CLASS R2 SHARES	11/3/08	19.66	28.66	(1.38)	1.45
INSTITUTIONAL CLASS SHARES	5/15/06	19.93	29.39	(0.91)	1.91
SELECT CLASS SHARES	5/15/06	19.84	29.21	(1.07)	1.78

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2020 Funds Average from May 15, 2006 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2020 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2020 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement 2025 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		21.77%	31.03%	(3.40)%
With Sales Charge*		16.29	25.11	(5.23)
CLASS C SHARES	7/31/07
Without CDSC		21.32	30.23	(3.91)
With CDSC**		20.32	29.23	(3.91)
CLASS R2 SHARES	11/3/08	21.50	30.59	(3.54)
INSTITUTIONAL CLASS SHARES	7/31/07	21.87	31.47	(3.04)
SELECT CLASS SHARES	7/31/07	21.90	31.29	(3.17)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2025 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2025 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   11

JPMorgan SmartRetirement Funds Commentary

(Unaudited) (continued)

JPMorgan SmartRetirement 2030 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		23.39%	32.45%	(2.48)%	0.78%
With Sales Charge*		17.82	26.45	(3.97)	(0.49)
CLASS C SHARES	5/15/06
Without CDSC		23.05	31.73	(2.97)	0.26
With CDSC**		22.05	30.73	(2.97)	0.26
CLASS R2 SHARES	11/3/08	23.23	32.14	(2.55)	0.72
INSTITUTIONAL CLASS SHARES	5/15/06	23.57	32.98	(2.09)	1.18
SELECT CLASS SHARES	5/15/06	23.52	32.72	(2.24)	1.02

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2030 Funds Average from May 15, 2006 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2030 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2030 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement 2035 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		24.01%	33.63%	(4.64)%
With Sales Charge*		18.42	27.57	(6.44)
CLASS C SHARES	7/31/07
Without CDSC		23.61	32.84	(5.13)
With CDSC**		22.61	31.84	(5.13)
CLASS R2 SHARES	11/3/08	23.92	33.33	(4.73)
INSTITUTIONAL CLASS SHARES	7/31/07	24.30	34.13	(4.25)
SELECT CLASS SHARES	7/31/07	24.21	33.95	(4.38)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2035 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2035 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   13

JPMorgan SmartRetirement Funds Commentary

(Unaudited) (continued)

JPMorgan SmartRetirement 2040 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		24.33%	33.33%	(2.67)%	0.64%
With Sales Charge*		18.75	27.31	(4.16)	(0.63)
CLASS C SHARES	5/15/06
Without CDSC		23.85	32.59	(3.20)	0.11
With CDSC**		22.85	31.59	(3.20)	0.11
CLASS R2 SHARES	11/3/08	24.20	33.11	(2.76)	0.56
INSTITUTIONAL CLASS SHARES	5/15/06	24.52	33.87	(2.30)	1.02
SELECT CLASS SHARES	5/15/06	24.36	33.61	(2.47)	0.86

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2040 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement 2045 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		24.13%	33.88%	(4.11)%
With Sales Charge*		18.59	27.88	(5.92)
CLASS C SHARES	7/31/07
Without CDSC		23.59	32.95	(4.63)
With CDSC**		22.59	31.95	(4.63)
CLASS R2 SHARES	11/3/08	23.81	33.46	(4.24)
INSTITUTIONAL CLASS SHARES	7/31/07	24.21	34.30	(3.76)
SELECT CLASS SHARES	7/31/07	24.13	33.98	(3.89)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2045 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   15

JPMorgan SmartRetirement Funds Commentary

(Unaudited) (continued)

JPMorgan SmartRetirement 2050 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		24.23%	33.42%	(4.17)%
With Sales Charge*		18.70	27.45	(5.99)
CLASS C SHARES	7/31/07
Without CDSC		23.79	32.76	(4.68)
With CDSC**		22.79	31.76	(4.68)
CLASS R2 SHARES	11/3/08	24.07	33.07	(4.29)
INSTITUTIONAL CLASS SHARES	7/31/07	24.42	33.94	(3.80)
SELECT CLASS SHARES	7/31/07	24.36	33.66	(3.95)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2050+ Funds Average from July 31, 2007 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2050+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2050+ Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 97.0% (b)
	Alternative Assets — 3.9%
159,510	JPMorgan International Realty Fund, Class R5 Shares	1,456,327
245,889	JPMorgan Realty Income Fund, Class R5 Shares	1,846,630
170,211	JPMorgan U.S. Real Estate Fund, Class R5 Shares	2,081,686
	Total Alternative Assets	5,384,643
	Fixed Income — 55.6%
4,060,273	JPMorgan Core Bond Fund, Class R5 Shares	45,028,428
800,183	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	6,017,374
1,605,983	JPMorgan High Yield Fund, Class R5 Shares	12,446,371
1,419,489	JPMorgan Real Return Fund, Institutional Class Shares	13,258,026
	Total Fixed Income	76,750,199
	International Equity — 10.9%
201,303	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	4,219,318
358,686	JPMorgan International Equity Fund, Class R5 Shares	4,727,480
372,971	JPMorgan International Opportunities Fund, Institutional Class Shares	4,736,733
89,695	JPMorgan Intrepid International Fund, Institutional Class Shares	1,403,722
	Total International Equity	15,087,253
	Money Market — 8.3%
11,521,894	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	11,521,894
	Total Money Market	11,521,894
	U.S. Equity — 18.3%
743,349	JPMorgan Disciplined Equity Fund, Institutional Class Shares	10,510,957
226,857	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	1,651,516
130,921	JPMorgan Intrepid America Fund, Class R5 Shares	2,653,759
103,676	JPMorgan Intrepid Plus Fund, Select Class Shares	1,371,628
65,474	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,966,198
40,266	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	353,535
22,956	JPMorgan Small Cap Value Fund, Class R5 Shares	348,701
255,800	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4,660,672
121,734	JPMorgan Value Advantage Fund, Institutional Class Shares	1,857,665
	Total U.S. Equity	25,374,631
	Total Investment Companies (Cost $122,136,497)	134,118,620

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
1,355,000	U.S. Treasury Notes, 2.125%, 01/31/10 (k) (Cost $1,356,921)	1,357,286
	Total Investments — 98.0% (Cost $123,493,418)	135,475,906
	Other Assets in Excess of Liabilities — 2.0%	2,717,365
	NET ASSETS — 100.0%	$138,193,271

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   17

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	Hang Seng Index	01/28/10	$706,948	$26,228
11	10 Year Commonwealth Treasury Bond	03/15/10	1,005,912	(18,396)
14	Dow Jones Euro STOXX 50 Index	03/19/10	596,471	17,077
25	E-mini S&P 500	03/19/10	1,388,375	22,271
10	10 Year Government of Canada Bond	03/22/10	1,126,379	(17,409)
5	Long Gilt	03/29/10	924,298	(19,666)

	Short Futures Outstanding
(1)	10 Year Japanese Government Bond	03/11/10	(1,449,973)	(41)
(11)	TOPIX Index	03/11/10	(1,068,288)	(17,600)
(6)	SFE SPI 200 Index	03/18/10	(657,384)	(27,811)
(8)	FTSE 100 Index	03/19/10	(692,792)	(10,136)
(2)	5 Year U.S. Treasury Note	03/31/10	(228,766)	5,744
				$(39,739)

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 101.9% (b)
	Alternative Assets — 4.4%
157,220	JPMorgan International Realty Fund, Class R5 Shares	1,435,419
261,006	JPMorgan Realty Income Fund, Class R5 Shares	1,960,157
147,250	JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,800,870
	Total Alternative Assets	5,196,446
	Fixed Income — 55.9%
3,659,468	JPMorgan Core Bond Fund, Class R5 Shares	40,583,500
681,845	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,127,473
1,343,898	JPMorgan High Yield Fund, Class R5 Shares	10,415,208
975,206	JPMorgan Real Return Fund, Institutional Class Shares	9,108,422
	Total Fixed Income	65,234,603
	International Equity — 12.7%
186,841	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	3,916,178
353,385	JPMorgan International Equity Fund, Class R5 Shares	4,657,610
377,294	JPMorgan International Opportunities Fund, Institutional Class Shares	4,791,634
85,863	JPMorgan Intrepid International Fund, Institutional Class Shares	1,343,753
	Total International Equity	14,709,175
	Money Market — 8.2%
9,583,459	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	9,583,459
	Total Money Market	9,583,459
	U.S. Equity — 20.7%
694,899	JPMorgan Disciplined Equity Fund, Institutional Class Shares	9,825,874
248,429	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	1,808,560
82,465	JPMorgan Intrepid America Fund, Class R5 Shares	1,671,575
118,808	JPMorgan Intrepid Plus Fund, Select Class Shares	1,571,831
48,126	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,445,234
45,398	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	398,591
25,856	JPMorgan Small Cap Value Fund, Class R5 Shares	392,754
295,523	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	5,384,433
117,275	JPMorgan Value Advantage Fund, Institutional Class Shares	1,789,618
	Total U.S. Equity	24,288,470
	Total Investment Companies (Cost $107,747,119)	119,012,153

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.2%
1,375,000	U.S. Treasury Notes, 2.125%, 01/31/10 (k) (Cost $1,376,883)	1,377,320
	Total Investments — 103.1% (Cost $109,124,002)	120,389,473
	Liabilities in Excess of Other Assets — (3.1)%	(3,649,698)
	NET ASSETS — 100.0%	$116,739,775

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   19

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	Hang Seng Index	01/28/10	$565,558	$21,075
10	10 Year Commonwealth Treasury Bond	03/15/10	914,466	(16,724)
17	E-mini S&P 500	03/19/10	944,095	8,176
10	Dow Jones Euro STOXX 50 Index	03/19/10	426,051	12,198
7	E-mini Russell 2000	03/19/10	436,730	20,258
8	10 Year Government of Canada Bond	03/22/10	901,391	(13,927)
4	Long Gilt	03/29/10	739,439	(15,569)

	Short Futures Outstanding
(1)	10 Year Japanese Government Bond	03/11/10	(1,499,973)	(41)
(10)	TOPIX Index	03/11/10	(1,028,724)	(16,021)
(5)	SFE SPI 200 Index	03/18/10	(547,820)	(23,176)
(7)	FTSE 100 Index	03/19/10	(610,489)	(8,869)
(2)	5 Year U.S. Treasury Note	03/31/10	(228,766)	5,745
				$(26,875)

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.5% (b)
	Alternative Assets — 6.1%
387,986	JPMorgan International Realty Fund, Class R5 Shares	3,542,313
688,110	JPMorgan Realty Income Fund, Class R5 Shares	5,167,704
447,157	JPMorgan U.S. Real Estate Fund, Class R5 Shares	5,468,731
	Total Alternative Assets	14,178,748
	Fixed Income — 46.7%
6,845,558	JPMorgan Core Bond Fund, Class R5 Shares	75,917,236
1,218,355	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	9,162,027
2,275,843	JPMorgan High Yield Fund, Class R5 Shares	17,637,782
531,475	JPMorgan Real Return Fund, Institutional Class Shares	4,963,975
	Total Fixed Income	107,681,020
	International Equity — 16.8%
463,028	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	9,705,068
972,127	JPMorgan International Equity Fund, Class R5 Shares	12,812,628
1,008,007	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	12,801,691
240,028	JPMorgan Intrepid International Fund, Institutional Class Shares	3,756,440
	Total International Equity	39,075,827
	Money Market — 1.7%
3,847,623	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	3,847,623
	Total Money Market	3,847,623
	U.S. Equity — 29.2%
1,359,046	JPMorgan Disciplined Equity Fund, Institutional Class Shares	19,216,911
900,435	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	6,555,165
463,016	JPMorgan Intrepid America Fund, Class R5 Shares	9,385,339
297,445	JPMorgan Intrepid Plus Fund, Select Class Shares	3,935,199
122,658	JPMorgan Small Cap Equity Fund, Class R5 Shares	3,683,426
231,931	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	2,036,358
134,378	JPMorgan Small Cap Value Fund, Class R5 Shares	2,041,207
768,590	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	14,003,717
426,617	JPMorgan Value Advantage Fund, Institutional Class Shares	6,510,183
	Total U.S. Equity	67,367,505
	Total Investment Companies (Cost $216,696,327)	232,150,723

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.1%
2,435,000	U.S. Treasury Note, 2.125% 01/31/10 (k) (m) (Cost $2,438,317)	2,439,108
	Total Investments — 101.6% (Cost $219,134,644)	234,589,831
	Liabilities in Excess of Other Assets — (1.6)%	(3,594,692)
	NET ASSETS — 100.0%	$230,995,139

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   21

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	Hang Seng Index	01/28/10	$1,272,506	$46,801
18	10 Year Commonwealth Treasury Bond	03/15/10	1,646,039	(30,103)
19	Dow Jones Euro STOXX 50 Index	03/19/10	809,497	23,176
15	E-mini Russell 2000	03/19/10	935,850	44,138
78	E-mini S&P 500	03/19/10	4,331,730	72,066
16	10 Year Government of Canada Bond	03/22/10	1,802,782	(27,854)
9	Long Gilt	03/29/10	1,663,737	(35,235)
42	5 Year U.S. Treasury Note	03/31/10	4,804,078	(61,961)

	Short Futures Outstanding
(2)	10 Year Japanese Government Bond	03/11/10	(2,999,946)	(82)
(18)	TOPIX Index	03/11/10	(1,748,108)	(28,929)
(10)	SFE SPI 200 Index	03/18/10	(1,095,641)	(46,352)
(12)	FTSE 100 Index	03/19/10	(1,039,187)	(15,203)
(13)	5 Year U.S. Treasury Note	03/31/10	(1,486,977)	25,862
				$(33,676)

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.6% (b)
	Alternative Assets — 6.7%
629,521	JPMorgan International Realty Fund, Class R5 Shares	5,747,529
1,137,640	JPMorgan Realty Income Fund, Class R5 Shares	8,543,680
771,265	JPMorgan U.S. Real Estate Fund, Class R5 Shares	9,432,565
	Total Alternative Assets	23,723,774
	Fixed Income — 36.6%
8,194,633	JPMorgan Core Bond Fund, Class R5 Shares	90,878,475
1,631,055	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	12,265,533
3,552,944	JPMorgan High Yield Fund, Class R5 Shares	27,535,318
	Total Fixed Income	130,679,326
	International Equity — 20.5%
890,507	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	18,665,025
1,786,317	JPMorgan International Equity Fund, Class R5 Shares	23,543,657
1,850,517	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	23,501,572
475,500	JPMorgan Intrepid International Fund, Institutional Class Shares	7,441,575
	Total International Equity	73,151,829
	Money Market — 2.1%
7,581,012	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	7,581,012
	Total Money Market	7,581,012
	U.S. Equity — 34.7%
2,120,747	JPMorgan Disciplined Equity Fund, Institutional Class Shares	29,987,369
1,965,607	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	14,309,618
839,952	JPMorgan Intrepid America Fund, Class R5 Shares	17,025,827
593,037	JPMorgan Intrepid Plus Fund, Select Class Shares	7,845,884
222,535	JPMorgan Small Cap Equity Fund, Class R5 Shares	6,682,729
429,758	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	3,773,277
224,741	JPMorgan Small Cap Value Fund, Class R5 Shares	3,413,816
1,435,708	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	26,158,595
931,966	JPMorgan Value Advantage Fund, Institutional Class Shares	14,221,806
	Total U.S. Equity	123,418,921
	Total Investment Companies (Cost $323,293,860)	358,554,862

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.4%
4,935,000	U.S. Treasury Note, 2.125%, 01/31/10 (k) (m) (Cost $4,941,718)	4,943,326
	Total Investments — 102.0% (Cost $328,235,578)	363,498,188
	Liabilities in Excess of Other Assets — (2.0)%	(7,094,160)
	NET ASSETS — 100.0%	$356,404,028

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   23

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	Hang Seng Index	01/28/10	$2,827,792	$103,423
40	10 Year Commonwealth Treasury Bond	03/15/10	3,657,863	(66,896)
70	Dow Jones Euro STOXX 50 Index	03/19/10	2,982,357	85,385
34	E-mini Russell 2000	03/19/10	2,121,260	100,047
194	E-mini S&P 500	03/19/10	10,773,790	156,680
35	10 Year Government of Canada Bond	03/22/10	3,943,587	(60,931)
18	Long Gilt	03/29/10	3,327,474	(70,880)
79	5 Year U.S. Treasury Note	03/31/10	9,036,242	(114,089)

	Short Futures Outstanding
(4)	10 Year Japanese Government Bond	03/11/10	(5,999,893)	(163)
(37)	TOPIX Index	03/11/10	(3,593,332)	(59,210)
(26)	SFE SPI 200 Index	03/18/10	(2,848,665)	(120,515)
(31)	FTSE 100 Index	03/19/10	(2,684,568)	(39,276)
(52)	5 Year U.S. Treasury Note	03/31/10	(5,947,906)	103,448
				$17,023

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 97.8% (b)
	Alternative Assets — 7.2%
193,780	JPMorgan International Realty Fund, Class R5 Shares	1,769,215
342,199	JPMorgan Realty Income Fund, Class R5 Shares	2,569,914
270,941	JPMorgan U.S. Real Estate Fund, Class R5 Shares	3,313,603
	Total Alternative Assets	7,652,732
	Fixed Income — 26.7%
1,535,853	JPMorgan Core Bond Fund, Class R5 Shares	17,032,612
396,762	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	2,983,652
1,085,884	JPMorgan High Yield Fund, Class R5 Shares	8,415,602
	Total Fixed Income	28,431,866
	International Equity — 23.4%
310,810	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	6,514,587
601,640	JPMorgan International Equity Fund, Class R5 Shares	7,929,614
630,256	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	8,004,256
161,069	JPMorgan Intrepid International Fund, Institutional Class Shares	2,520,728
	Total International Equity	24,969,185
	Money Market — 2.2%
2,331,214	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	2,331,214
	Total Money Market	2,331,214
	U.S. Equity — 38.3%
700,736	JPMorgan Disciplined Equity Fund, Institutional Class Shares	9,908,402
664,111	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	4,834,730
277,325	JPMorgan Intrepid America Fund, Class R5 Shares	5,621,383
193,978	JPMorgan Intrepid Plus Fund, Select Class Shares	2,566,324
61,587	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,849,470
155,906	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	1,368,857
90,562	JPMorgan Small Cap Value Fund, Class R5 Shares	1,375,642
464,652	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	8,465,951
315,252	JPMorgan Value Advantage Fund, Institutional Class Shares	4,810,744
	Total U.S. Equity	40,801,503
	Total Investment Companies (Cost $91,123,152)	104,186,500

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.6%
1,660,000	U.S. Treasury Notes, 2.125%, 01/31/10 (k) (m) (Cost $1,662,402)	1,662,801
	Total Investments — 99.4% (Cost $92,785,554)	105,849,301
	Other Assets in Excess of Liabilities — 0.6%	686,074
	NET ASSETS — 100.0%	$106,535,375

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   25

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	Hang Seng Index	01/28/10	$989,727	$36,592
16	10 Year Commonwealth Treasury Bond	03/15/10	1,463,145	(26,758)
21	Dow Jones Euro STOXX 50 Index	03/19/10	894,707	25,615
18	E-mini Russell 2000	03/19/10	1,123,020	51,946
90	E-mini S&P 500	03/19/10	4,998,150	60,339
13	10 Year Government of Canada Bond	03/22/10	1,464,761	(22,631)
6	Long Gilt	03/29/10	1,109,158	(23,764)
29	5 Year U.S. Treasury Note	03/31/10	3,317,102	(46,495)

	Short Futures Outstanding
(1)	10 Year Japanese Government Bond	03/11/10	(1,499,973)	(41)
(14)	TOPIX Index	03/11/10	(1,359,639)	(22,475)
(9)	SFE SPI 200 Index	03/18/10	(986,077)	(41,717)
(13)	FTSE 100 Index	03/19/10	(1,125,786)	(16,120)
(32)	5 Year U.S. Treasury Note	03/31/10	(3,660,250)	59,254
				$33,745

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.3% (b)
	Alternative Assets — 7.7%
630,530	JPMorgan International Realty Fund, Class R5 Shares	5,756,737
1,094,926	JPMorgan Realty Income Fund, Class R5 Shares	8,222,894
792,332	JPMorgan U.S. Real Estate Fund, Class R5 Shares	9,690,223
	Total Alternative Assets	23,669,854
	Fixed Income — 19.6%
2,712,134	JPMorgan Core Bond Fund, Class R5 Shares	30,077,566
1,001,879	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	7,534,134
2,995,289	JPMorgan High Yield Fund, Class R5 Shares	23,213,492
	Total Fixed Income	60,825,192
	International Equity — 26.3%
998,357	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	20,925,564
2,006,182	JPMorgan International Equity Fund, Class R5 Shares	26,441,483
2,082,421	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	26,446,744
522,444	JPMorgan Intrepid International Fund, Institutional Class Shares	8,176,254
	Total International Equity	81,990,045
	Money Market — 1.7%
5,390,764	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	5,390,764
	Total Money Market	5,390,764
	U.S. Equity — 44.0%
2,118,548	JPMorgan Disciplined Equity Fund, Institutional Class Shares	29,956,273
2,241,534	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	16,318,366
958,352	JPMorgan Intrepid America Fund, Class R5 Shares	19,425,795
708,318	JPMorgan Intrepid Plus Fund, Select Class Shares	9,371,044
217,497	JPMorgan Small Cap Equity Fund, Class R5 Shares	6,531,433
564,730	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	4,958,330
325,618	JPMorgan Small Cap Value Fund, Class R5 Shares	4,946,141
1,578,258	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	28,755,866
1,059,172	JPMorgan Value Advantage Fund, Institutional Class Shares	16,162,964
	Total U.S. Equity	136,426,212
	Total Investment Companies (Cost $279,173,238)	308,302,067

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.8%
5,745,000	U.S. Treasury Notes, 2.125%, 01/31/10 (k) (m) (Cost $5,753,010)	5,754,693
	Total Investments — 101.1% (Cost $284,926,248)	314,056,760
	Liabilities in Excess of Other Assets — (1.1)%	(3,536,848)
	NET ASSETS — 100.0%	$310,519,912

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   27

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
22	Hang Seng Index	01/28/10	$3,110,571	$114,271
48	10 Year Australian Government Bond	03/15/10	4,389,436	(80,275)
60	Dow Jones Euro STOXX 50 Index	03/19/10	2,556,306	73,187
43	E-mini Russell 2000	03/19/10	2,682,770	126,529
249	E-mini S&P 500	03/19/10	13,828,215	191,707
42	10 Year Canadian Government Bond	03/22/10	4,732,304	(73,117)
20	Long Gilt	03/29/10	3,697,193	(79,502)
70	5 Year U.S. Treasury Note	03/31/10	8,006,797	(95,962)

	Short Futures Outstanding
(5)	10 Year Japanese Government Bond	03/11/10	(7,499,866)	(205)
(46)	TOPIX Index	03/11/10	(4,467,386)	(73,992)
(28)	SFE SPI 200 Index	03/18/10	(3,067,793)	(129,785)
(40)	FTSE 100 Index	03/19/10	(3,463,958)	(49,851)
(85)	5 Year U.S. Treasury Note	03/31/10	(9,722,539)	169,098
				$92,103

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 96.7% (b)
	Alternative Assets — 8.1%
158,095	JPMorgan International Realty Fund, Class R5 Shares	1,443,412
262,988	JPMorgan Realty Income Fund, Class R5 Shares	1,975,037
224,924	JPMorgan U.S. Real Estate Fund, Class R5 Shares	2,750,822
	Total Alternative Assets	6,169,271
	Fixed Income — 13.1%
301,048	JPMorgan Core Bond Fund, Class R5 Shares	3,338,624
197,848	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	1,487,814
687,908	JPMorgan High Yield Fund, Class R5 Shares	5,331,286
	Total Fixed Income	10,157,724
	International Equity — 27.8%
257,169	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	5,390,263
513,472	JPMorgan International Equity Fund, Class R5 Shares	6,767,559
546,803	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	6,944,398
145,984	JPMorgan Intrepid International Fund, Institutional Class Shares	2,284,651
	Total International Equity	21,386,871
	Money Market — 1.6%
1,264,878	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	1,264,878
	Total Money Market	1,264,878
	U.S. Equity — 46.1%
552,377	JPMorgan Disciplined Equity Fund, Institutional Class Shares	7,810,613
570,820	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	4,155,569
248,992	JPMorgan Intrepid America Fund, Class R5 Shares	5,047,061
172,758	JPMorgan Intrepid Plus Fund, Select Class Shares	2,285,593
57,890	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,738,423
151,294	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	1,328,360
87,325	JPMorgan Small Cap Value Fund, Class R5 Shares	1,326,463
416,788	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	7,593,870
271,009	JPMorgan Value Advantage Fund, Institutional Class Shares	4,135,602
	Total U.S. Equity	35,421,554
	Total Investment Companies (Cost $64,686,783)	74,400,298

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.8%
1,405,000	U.S. Treasury Notes, 2.125%, 01/31/10 (k) (m) (Cost $1,407,057)	1,407,375
	Total Investments — 98.5% (Cost $66,093,840)	75,807,673
	Other Assets in Excess of Liabilities — 1.5%	1,147,312
	NET ASSETS — 100.0%	$76,954,985

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   29

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	Hang Seng Index	01/28/10	$706,948	$26,351
11	10 Year Commonwealth Treasury Bond	03/15/10	1,005,912	(18,397)
14	Dow Jones Euro STOXX 50 Index	03/19/10	596,472	17,077
12	E-mini Russell 2000	03/19/10	748,680	35,311
67	E-mini S&P 500	03/19/10	3,720,845	46,043
9	10 Year Government of Canada Bond	03/22/10	1,014,065	(15,668)
5	Long Gilt	03/29/10	924,298	(19,666)
16	5 Year U.S. Treasury Note	03/31/10	1,830,125	(24,842)

	Short Futures Outstanding
(1)	10 Year Japanese Government Bond	03/11/10	(1,499,973)	(41)
(10)	TOPIX Index	03/11/10	(971,171)	(16,021)
(7)	SFE SPI 200 Index	03/18/10	(766,948)	(32,446)
(10)	FTSE 100 Index	03/19/10	(865,990)	(12,431)
(19)	5 Year U.S. Treasury Note	03/31/10	(2,173,273)	33,814
				$19,084

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.1% (b)
	Alternative Assets — 7.9%
487,307	JPMorgan International Realty Fund, Class R5 Shares	4,449,112
783,267	JPMorgan Realty Income Fund, Class R5 Shares	5,882,337
604,644	JPMorgan U.S. Real Estate Fund, Class R5 Shares	7,394,791
	Total Alternative Assets	17,726,240
	Fixed Income — 13.6%
883,135	JPMorgan Core Bond Fund, Class R5 Shares	9,793,965
608,840	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,578,480
2,070,843	JPMorgan High Yield Fund, Class R5 Shares	16,049,030
	Total Fixed Income	30,421,475
	International Equity — 28.2%
753,177	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	15,786,589
1,561,675	JPMorgan International Equity Fund, Class R5 Shares	20,582,877
1,574,182	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	19,992,117
444,078	JPMorgan Intrepid International Fund, Institutional Class Shares	6,949,827
	Total International Equity	63,311,410
	Money Market — 1.8%
4,018,060	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	4,018,060
	Total Money Market	4,018,060
	U.S. Equity — 46.6%
1,562,798	JPMorgan Disciplined Equity Fund, Institutional Class Shares	22,097,958
1,684,230	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	12,261,196
734,592	JPMorgan Intrepid America Fund, Class R5 Shares	14,890,179
537,923	JPMorgan Intrepid Plus Fund, Select Class Shares	7,116,723
173,717	JPMorgan Small Cap Equity Fund, Class R5 Shares	5,216,714
454,561	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	3,991,048
252,947	JPMorgan Small Cap Value Fund, Class R5 Shares	3,842,266
1,249,535	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	22,766,525
799,285	JPMorgan Value Advantage Fund, Institutional Class Shares	12,197,089
	Total U.S. Equity	104,379,698
	Total Investment Companies (Cost $197,260,535)	219,856,883

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.8%
4,050,000	U.S. Treasury Note, 2.125% 01/31/10 (k) (m) (Cost $4,055,565)	4,056,833
	Total Investments — 99.9% (Cost $201,316,100)	223,913,716
	Other Assets in Excess of Liabilities — 0.1%	156,275
	NET ASSETS — 100.0%	$224,069,991

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   31

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
16	Hang Seng Index	01/28/10	$2,262,233	$82,896
35	10 Year Commonwealth Treasury Bond	03/15/10	3,200,630	(58,534)
42	Dow Jones Euro STOXX 50 Index	03/19/10	1,789,415	51,231
32	E-mini Russell 2000	03/19/10	1,996,480	94,162
183	E-mini S&P 500	03/19/10	10,162,905	141,739
28	10 Year Government of Canada Bond	03/22/10	3,154,869	(48,745)
15	Long Gilt	03/29/10	2,772,895	(59,409)
55	5 Year U.S. Treasury Note	03/31/10	6,291,055	(86,474)

	Short Futures Outstanding
(3)	10 Year Japanese Government Bond	03/11/10	(4,499,919)	(123)
(35)	TOPIX Index	03/11/10	(3,399,098)	(55,983)
(20)	SFE SPI 200 Index	03/18/10	(2,191,281)	(92,704)
(29)	FTSE 100 Index	03/19/10	(2,511,370)	(36,153)
(66)	5 Year U.S. Treasury Note	03/31/10	(7,549,266)	131,299
				$63,202

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 96.2% (b)
	Alternative Assets — 7.9%
60,614	JPMorgan International Realty Fund, Class R5 Shares	553,410
96,618	JPMorgan Realty Income Fund, Class R5 Shares	725,604
83,124	JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,016,605
	Total Alternative Assets	2,295,619
	Fixed Income — 13.0%
115,444	JPMorgan Core Bond Fund, Class R5 Shares	1,280,278
70,588	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	530,818
254,180	JPMorgan High Yield Fund, Class R5 Shares	1,969,895
	Total Fixed Income	3,780,991
	International Equity — 27.7%
95,720	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,006,296
192,410	JPMorgan International Equity Fund, Class R5 Shares	2,535,957
204,894	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	2,602,151
54,719	JPMorgan Intrepid International Fund, Institutional Class Shares	856,356
	Total International Equity	8,000,760
	Money Market — 1.7%
481,814	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	481,814
	Total Money Market	481,814
	U.S. Equity — 45.9%
207,517	JPMorgan Disciplined Equity Fund, Institutional Class Shares	2,934,287
206,780	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	1,505,355
92,702	JPMorgan Intrepid America Fund, Class R5 Shares	1,879,073
68,260	JPMorgan Intrepid Plus Fund, Select Class Shares	903,081
21,617	JPMorgan Small Cap Equity Fund, Class R5 Shares	649,165
56,619	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	497,114
32,607	JPMorgan Small Cap Value Fund, Class R5 Shares	495,306
156,396	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	2,849,542
99,439	JPMorgan Value Advantage Fund, Institutional Class Shares	1,517,438
	Total U.S. Equity	13,230,361
	Total Investment Companies (Cost $23,497,559)	27,789,545

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 1.9%
560,000	U.S. Treasury Note, 2.125%, 01/31/10 (k) (m) (Cost $560,844)	560,947
	Total Investments — 98.1% (Cost $24,058,403)	28,350,492
	Other Assets in Excess of Liabilities — 1.9%	546,146
	NET ASSETS — 100.0%	$28,896,638

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   33

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	Hang Seng Index	01/28/10	$282,779	$10,609
4	10 Year Commonwealth Treasury Bond	03/15/10	365,786	(6,690)
6	Dow Jones Euro STOXX 50 Index	03/19/10	255,631	7,319
5	E-mini Russell 2000	03/19/10	311,950	14,373
24	E-mini S&P 500	03/19/10	1,332,840	18,026
3	10 Year Government of Canada Bond	03/22/10	338,022	(5,950)
2	Long Gilt	03/29/10	369,719	(7,784)
10	5 Year U.S. Treasury Note	03/31/10	1,143,828	(14,231)

	Short Futures Outstanding
(4)	TOPIX Index	03/11/10	(388,468)	(6,397)
(3)	SFE SPI 200 Index	03/18/10	(328,692)	(13,906)
(4)	FTSE 100 Index	03/19/10	(346,396)	(4,957)
(11)	5 Year U.S. Treasury Note	03/31/10	(1,258,211)	20,485
				$10,897

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 96.2% (b)
	Alternative Assets — 7.9%
45,808	JPMorgan International Realty Fund, Class R5 Shares	418,230
75,482	JPMorgan Realty Income Fund, Class R5 Shares	566,870
64,446	JPMorgan U.S. Real Estate Fund, Class R5 Shares	788,172
	Total Alternative Assets	1,773,272
	Fixed Income — 13.1%
86,549	JPMorgan Core Bond Fund, Class R5 Shares	959,830
59,258	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	445,620
201,221	JPMorgan High Yield Fund, Class R5 Shares	1,559,462
	Total Fixed Income	2,964,912
	International Equity — 27.6%
74,575	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	1,563,092
152,088	JPMorgan International Equity Fund, Class R5 Shares	2,004,516
158,223	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	2,009,435
42,277	JPMorgan Intrepid International Fund, Institutional Class Shares	661,630
	Total International Equity	6,238,673
	Money Market — 2.0%
461,476	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	461,476
	Total Money Market	461,476
	U.S. Equity — 45.6%
154,532	JPMorgan Disciplined Equity Fund, Institutional Class Shares	2,185,088
165,892	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	1,207,696
75,411	JPMorgan Intrepid America Fund, Class R5 Shares	1,528,582
54,834	JPMorgan Intrepid Plus Fund, Select Class Shares	725,458
16,792	JPMorgan Small Cap Equity Fund, Class R5 Shares	504,273
43,938	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	385,780
25,214	JPMorgan Small Cap Value Fund, Class R5 Shares	382,996
120,355	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	2,192,875
78,829	JPMorgan Value Advantage Fund, Institutional Class Shares	1,202,931
	Total U.S. Equity	10,315,679
	Total Investment Companies (Cost $18,015,333)	21,754,012

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.8%
410,000	U.S. Treasury Notes, 2.125%, 01/31/10 (k) (m) (Cost $410,609)	410,692
	Total Investments — 98.0% (Cost $18,425,942)	22,164,704
	Other Assets in Excess of Liabilities — 2.0%	447,035
	NET ASSETS — 100.0%	$22,611,739

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   35

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	Hang Seng Index	01/28/10	$282,779	$10,402
3	10 Year Commonwealth Treasury Bond	03/15/10	274,340	(5,017)
4	Dow Jones Euro STOXX 50 Index	03/19/10	170,420	4,879
4	E-mini Russell 2000	03/19/10	249,560	11,430
18	E-mini S&P 500	03/19/10	999,630	12,568
3	10 Year Government of Canada Bond	03/22/10	338,021	(5,959)
1	Long Gilt	03/29/10	184,860	(4,097)
9	5 Year U.S. Treasury Note	03/31/10	1,029,445	(12,431)

	Short Futures Outstanding
(3)	TOPIX Index	03/11/10	(291,351)	(4,988)
(2)	SFE SPI 200 Index	03/18/10	(219,128)	(9,270)
(3)	FTSE 100 Index	03/19/10	(259,797)	(3,690)
(10)	5 Year U.S. Treasury Note	03/31/10	(1,143,828)	18,558
				$12,385

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
As of DECEMBER 31, 2009 (Unaudited)

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The financial statements of the underlying affiliated funds in which the Funds invest should be read in conjunction with the Funds’ financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   37

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited)

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
ASSETS:
Investments in non-affiliates, at value	$1,357,286	$1,377,320	$2,439,108
Investments in affiliates, at value	134,118,620	119,012,153	232,150,723
Total investment securities, at value	135,475,906	120,389,473	234,589,831
Receivables:
Investment securities sold	698,000	228,400	2,475,000
Fund shares sold	3,085,638	572,847	770,540
Interest and dividends	12,060	12,234	21,657
Variation margin on futures contracts	433,463	239,538	345,981
Due from Advisor	4,951	6,778	10,447
Total Assets	139,710,018	121,449,270	238,213,456

LIABILITIES:
Payables:
Dividends	822,742	75,348	144,411
Fund shares redeemed	662,000	4,600,673	7,026,287
Accrued liabilities:
Shareholder servicing fees	1,938	5,344	8,005
Distribution fees	2,953	3,613	5,788
Trustees’ and Chief Compliance Officer’s fees	181	132	338
Other	26,933	24,385	33,488
Total Liabilities	1,516,747	4,709,495	7,218,317
Net Assets	$138,193,271	$116,739,775	$230,995,139

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
NET ASSETS:
Paid in capital	$145,842,924	$129,299,724	$249,655,370
Accumulated undistributed (distributions in excess of) net investment income	(34,653)	(24,960)	(121,929)
Accumulated net realized gains (losses)	(19,570,055)	(23,778,787)	(33,958,704)
Net unrealized appreciation (depreciation)	11,955,055	11,243,798	15,420,402
Total Net Assets	$138,193,271	$116,739,775	$230,995,139

Net Assets:
Class A	$10,687,166	$15,792,823	$23,169,646
Class C	1,351,065	882,681	1,888,783
Class R2	61,401	262,643	103,924
Institutional Class	112,053,369	58,355,334	143,326,095
Select Class	14,040,270	41,446,294	62,506,691
Total	$138,193,271	$116,739,775	$230,995,139

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	743,076	1,137,480	1,700,411
Class C	94,102	63,719	139,187
Class R2	4,269	18,921	7,628
Institutional Class	7,776,994	4,198,493	10,504,553
Select Class	975,390	2,985,359	4,584,406

Net asset value:
Class A — Redemption price per share	$14.38	$13.88	$13.63
Class C — Offering price per share (a)	14.36	13.85	13.57
Class R2 — Offering and redemption price per share	14.38	13.88	13.62
Institutional Class — Offering and redemption price per share	14.41	13.90	13.64
Select Class — Offering and redemption price per share	14.39	13.88	13.63
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.06	$14.53	$14.27

Cost of investments in non-affiliates	$1,356,921	$1,376,883	$2,438,317
Cost of investments in affiliates	122,136,497	107,747,119	216,696,327

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$4,943,326	$1,662,801	$5,754,693
Investments in affiliates, at value	358,554,862	104,186,500	308,302,067
Total investment securities, at value	363,498,188	105,849,301	314,056,760
Receivables:
Investment securities sold	2,835,000	—	4,311,000
Fund shares sold	2,450,910	363,778	2,935,535
Interest and dividends	43,891	14,764	51,093
Variation margin on futures contracts	3,298	403,031	—
Due from Advisor	21,493	2,475	20,724
Total Assets	368,852,780	106,633,349	321,375,112

LIABILITIES:
Payables:
Dividends	227,617	31,668	171,331
Fund shares redeemed	12,099,350	44,238	10,554,283
Variation margin on futures contracts	—	—	8,927
Accrued liabilities:
Shareholder servicing fees	12,776	5,282	9,580
Distribution fees	9,584	3,746	7,595
Trustees’ and Chief Compliance Officer’s fees	355	247	317
Other	99,070	12,793	103,167
Total Liabilities	12,448,752	97,974	10,855,200
Net Assets	$356,404,028	$106,535,375	$310,519,912

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
NET ASSETS:
Paid in capital	$388,186,234	$99,780,617	$335,417,440
Accumulated undistributed (distributions in excess of) net investment income	(174,536)	(36,509)	(215,871)
Accumulated net realized gains (losses)	(66,888,491)	(6,316,325)	(53,905,470)
Net unrealized appreciation (depreciation)	35,280,821	13,107,592	29,223,813
Total Net Assets	$356,404,028	$106,535,375	$310,519,912

Net Assets:
Class A	$39,087,142	$15,724,024	$33,865,816
Class C	2,865,398	1,233,654	1,591,959
Class R2	215,737	178,442	162,256
Institutional Class	215,173,673	47,749,074	199,624,713
Select Class	99,062,078	41,650,181	75,275,168
Total	$356,404,028	$106,535,375	$310,519,912

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,908,031	1,235,953	2,583,407
Class C	213,406	97,028	121,862
Class R2	16,054	14,035	12,376
Institutional Class	15,969,717	3,748,150	15,184,519
Select Class	7,354,620	3,270,468	5,732,448

Net asset value:
Class A — Redemption price per share	$13.44	$12.72	$13.11
Class C — Offering price per share (a)	13.43	12.71	13.06
Class R2 — Offering and redemption price per share	13.44	12.71	13.11
Institutional Class — Offering and redemption price per share	13.47	12.74	13.15
Select Class — Offering and redemption price per share	13.47	12.74	13.13
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.07	$13.32	$13.73

Cost of investments in non-affiliates	$4,941,718	$1,662,402	$5,753,010
Cost of investments in affiliates	323,293,860	91,123,152	279,173,238

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   41

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$1,407,375	$4,056,833	$560,947	$410,692
Investments in affiliates, at value	74,400,298	219,856,883	27,789,545	21,754,012
Total investment securities, at value	75,807,673	223,913,716	28,350,492	22,164,704
Cash	—	—	—	11,925
Receivables:
Investment securities sold	—	4,903,000	—	—
Fund shares sold	891,682	2,969,345	567,899	482,913
Interest and dividends	12,495	36,019	4,988	3,646
Variation margin on futures contracts	369,264	83,738	46,070	26,757
Due from Advisor	3,199	20,377	2,316	2,742
Total Assets	77,084,313	231,926,195	28,971,765	22,692,687

LIABILITIES:
Payables:
Dividends	24,292	125,296	15,804	12,377
Investment securities purchased	—	—	—	44,570
Fund shares redeemed	82,741	7,651,260	49,158	15,675
Accrued liabilities:
Shareholder servicing fees	4,119	4,331	974	632
Distribution fees	2,443	5,341	802	817
Trustees’ and Chief Compliance Officer’s fees	240	262	96	82
Other	15,493	69,714	8,293	6,795
Total Liabilities	129,328	7,856,204	75,127	80,948
Net Assets	$76,954,985	$224,069,991	$28,896,638	$22,611,739

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
NET ASSETS:
Paid in capital	$71,684,022	$238,804,406	$26,247,867	$19,930,882
Accumulated undistributed (distributions in excess of) net investment income	(29,781)	(146,176)	(7,628)	(8,514)
Accumulated net realized gains (losses)	(4,437,325)	(37,247,199)	(1,650,576)	(1,063,199)
Net unrealized appreciation (depreciation)	9,738,069	22,658,960	4,306,975	3,752,570
Total Net Assets	$76,954,985	$224,069,991	$28,896,638	$22,611,739
Net Assets:
Class A	$10,964,834	$23,921,855	$3,863,166	$3,730,210
Class C	721,045	1,220,749	143,138	152,939
Class R2	68,571	138,790	65,100	64,909
Institutional Class	32,876,487	164,994,933	16,978,191	13,588,016
Select Class	32,324,048	33,793,664	7,847,043	5,075,665
Total	$76,954,985	$224,069,991	$28,896,638	$22,611,739

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	882,682	1,840,158	307,394	296,372
Class C	58,171	94,379	11,392	12,166
Class R2	5,518	10,687	5,179	5,159
Institutional Class	2,638,558	12,652,634	1,348,830	1,076,878
Select Class	2,594,157	2,594,709	623,355	402,494

Net asset value:
Class A — Redemption price per share	$12.42	$13.00	$12.57	$12.59
Class C — Offering price per share (a)	12.40	12.93	12.57	12.57
Class R2 — Offering and redemption price per share	12.43	12.99	12.57	12.58
Institutional Class — Offering and redemption price per share	12.46	13.04	12.59	12.62
Select Class — Offering and redemption price per share	12.46	13.02	12.59	12.61
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.01	$13.61	$13.16	$13.18

Cost of investments in non-affiliates	$1,407,057	$4,055,565	$560,844	$410,609
Cost of investments in affiliates	64,686,783	197,260,535	23,497,559	18,015,333

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   43

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,517	$3,000	$5,353
Interest income from affiliates	1,688	2,299	670
Dividend income from affiliates	2,516,364	2,249,937	4,194,610
Total investment income	2,520,569	2,255,236	4,200,633

EXPENSES:
Distribution fees:
Class A	10,075	14,299	20,752
Class C	3,106	2,289	4,459
Class R2	148	622	242
Shareholder servicing fees:
Class A	10,075	14,299	20,752
Class C	1,036	763	1,486
Class R2	74	311	121
Institutional Class	52,065	30,471	68,524
Select Class	17,246	49,920	70,218
Interest expense to affiliates	—	—	78
Trustees’ and Chief Compliance Officer’s fees	540	480	907
Transfer agent fees	39,671	52,945	86,285
Other	3,736	4,066	3,324
Total expenses	137,772	170,465	277,148
Less amounts waived	(67,797)	(62,882)	(114,744)
Less expense reimbursements	(31,260)	(40,514)	(58,845)
Net expenses	38,715	67,069	103,559
Net investment income (loss)	2,481,854	2,188,167	4,097,074

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(902,595)	(1,623,465)	(4,435,839)
Futures	388,415	263,401	1,038,372
Foreign currency transactions	31,887	42,926	59,070
Net realized gain (loss)	(482,293)	(1,317,138)	(3,338,397)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	136	(131)	(603)
Investments in affiliates	13,135,866	14,170,180	32,019,486
Futures	(153,614)	(105,928)	(90,424)
Foreign currency translations	(10,383)	(27,338)	(47,221)
Change in net unrealized appreciation (depreciation)	12,972,005	14,036,783	31,881,238
Net realized/unrealized gains (losses)	12,489,712	12,719,645	28,542,841
Change in net assets resulting from operations	$14,971,566	$14,907,812	$32,639,915

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$10,868	$2,679	$11,434
Interest income from affiliates	777	1,502	1,703
Dividend income from affiliates	6,165,488	1,549,052	4,711,179
Total investment income	6,177,133	1,553,233	4,724,316

EXPENSES:
Distribution fees:
Class A	36,836	11,812	30,768
Class C	8,677	4,176	4,653
Class R2	547	412	337
Shareholder servicing fees:
Class A	36,836	11,812	30,768
Class C	2,892	1,392	1,551
Class R2	274	206	169
Institutional Class	105,286	18,241	95,679
Select Class	115,231	45,233	88,162
Interest expense to affiliates	198	—	—
Trustees’ and Chief Compliance Officer’s fees	1,430	417	1,235
Transfer agent fees	146,534	27,106	147,329
Other	4,795	3,246	4,111
Total expenses	459,536	124,053	404,762
Less amounts waived	(183,803)	(47,167)	(157,740)
Less expense reimbursements	(102,545)	(14,090)	(95,098)
Net expenses	173,188	62,796	151,924
Net investment income (loss)	6,003,945	1,490,437	4,572,392

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(7,567,877)	(581,718)	(7,331,263)
Futures	2,061,712	520,778	2,462,250
Foreign currency transactions	14,619	21,745	52,324
Net realized gain (loss)	(5,491,546)	(39,195)	(4,816,689)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(1,253)	23	(607)
Investments in affiliates	57,623,242	13,573,836	58,042,903
Futures	(205,876)	(8,565)	(103,808)
Foreign currency translations	618	(7,000)	(23,295)
Change in net unrealized appreciation (depreciation)	57,416,731	13,558,294	57,915,193
Net realized/unrealized gains (losses)	51,925,185	13,519,099	53,098,504
Change in net assets resulting from operations	$57,929,130	$15,009,536	$57,670,896

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   45

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited) (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,127	$8,566	$662	$544
Interest income from affiliates	966	830	57	46
Dividend income from affiliates	1,043,627	3,277,208	389,651	297,859
Total investment income	1,046,720	3,286,604	390,370	298,449

EXPENSES:
Distribution fees:
Class A	8,176	22,074	2,668	2,830
Class C	2,003	3,117	311	460
Class R2	158	316	152	151
Shareholder servicing fees:
Class A	8,176	22,074	2,668	2,830
Class C	668	1,039	103	153
Class R2	79	158	76	76
Institutional Class	12,932	77,567	6,840	5,275
Select Class	36,150	41,700	8,222	4,988
Trustees’ and Chief Compliance Officer’s fees	347	890	126	87
Transfer agent fees	27,816	123,726	14,773	14,716
Other	3,492	4,191	3,745	3,983
Total expenses	99,997	296,852	39,684	35,549
Less amounts waived	(34,821)	(113,233)	(12,607)	(9,930)
Less expense reimbursements	(19,271)	(87,383)	(14,137)	(15,387)
Net expenses	45,905	96,236	12,940	10,232
Net investment income (loss)	1,000,815	3,190,368	377,430	288,217

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(391,763)	(5,061,983)	(57,492)	(33,101)
Futures	475,079	1,835,226	190,343	120,861
Foreign currency transactions	7,231	25,509	(3,270)	(24)
Net realized gain (loss)	90,547	(3,201,248)	129,581	87,736
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	36	(916)	8	11
Investments in affiliates	11,254,380	42,982,227	3,922,987	2,853,928
Futures	3,334	(25,147)	2,309	7,518
Foreign currency translations	(1,238)	(2,701)	3,935	1,313
Change in net unrealized appreciation (depreciation)	11,256,512	42,953,463	3,929,239	2,862,770
Net realized/unrealized gains (losses)	11,347,059	39,752,215	4,058,820	2,950,506
Change in net assets resulting from operations	$12,347,874	$42,942,583	$4,436,250	$3,238,723

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,481,854	$3,996,339	$2,188,167	$3,774,032
Net realized gain (loss)	(482,293)	(18,366,252)	(1,317,138)	(23,187,450)
Distributions of realized gains by investment company affiliates	—	1,790,384	—	2,427,098
Change in net unrealized appreciation (depreciation)	12,972,005	5,989,261	14,036,783	5,824,934
Change in net assets resulting from operations	14,971,566	(6,590,268)	14,907,812	(11,161,386)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(159,067)	(96,994)	(258,371)	(227,528)
From net realized gains	—	(33,395)	—	(132,353)
Class C
From net investment income	(17,485)	(11,311)	(13,073)	(7,758)
From net realized gains	—	(5,332)	—	(3,806)
Class R2 (a)
From net investment income	(978)	(1,416)	(4,635)	(3,573)
From net realized gains	—	(928)	—	(1,195)
Institutional Class
From net investment income	(2,051,591)	(3,351,840)	(1,287,112)	(2,117,087)
From net realized gains	—	(1,426,618)	—	(1,292,135)
Select Class
From net investment income	(249,364)	(467,384)	(819,019)	(1,188,178)
From net realized gains	—	(214,977)	—	(714,685)
Total distributions to shareholders	(2,478,485)	(5,610,195)	(2,382,210)	(5,688,298)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	19,928,646	18,384,727	4,124,143	10,870,885

NET ASSETS:
Change in net assets	32,421,727	6,184,264	16,649,745	(5,978,799)
Beginning of period	105,771,544	99,587,280	100,090,030	106,068,829
End of period	$138,193,271	$105,771,544	$116,739,775	$100,090,030
Accumulated undistributed (distributions in excess of) net investment income	$(34,653)	$(38,022)	$(24,960)	$169,083

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,097,074	$5,553,067	$6,003,945	$8,265,523
Net realized gain (loss)	(3,338,397)	(34,017,858)	(5,491,546)	(65,372,121)
Distributions of realized gains by investment company affiliates	—	4,942,688	—	8,719,767
Change in net unrealized appreciation (depreciation)	31,881,238	(277,699)	57,416,731	3,713,705
Change in net assets resulting from operations	32,639,915	(23,799,802)	57,929,130	(44,673,126)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(375,786)	(268,072)	(649,160)	(350,341)
From net realized gains	—	(200,100)	—	(369,967)
Class C
From net investment income	(26,598)	(13,536)	(43,547)	(21,654)
From net realized gains	—	(7,603)	—	(25,694)
Class R2 (a)
From net investment income	(1,772)	(1,682)	(3,844)	(1,930)
From net realized gains	—	(1,402)	—	(1,657)
Institutional Class
From net investment income	(2,966,836)	(3,759,949)	(4,425,938)	(5,064,944)
From net realized gains	—	(2,983,696)	—	(5,377,686)
Select Class
From net investment income	(1,155,980)	(1,177,771)	(1,869,678)	(1,873,364)
From net realized gains	—	(859,920)	—	(1,951,107)
Total distributions to shareholders	(4,526,972)	(9,273,731)	(6,992,167)	(15,038,344)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	30,175,540	41,746,050	22,771,791	69,422,322

NET ASSETS:
Change in net assets	58,288,483	8,672,517	73,708,754	9,710,852
Beginning of period	172,706,656	164,034,139	282,695,274	272,984,422
End of period	$230,995,139	$172,706,656	$356,404,028	$282,695,274
Accumulated undistributed (distributions in excess of) net investment income	$(121,929)	$307,969	$(174,536)	$813,686

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,490,437	$1,030,005	$4,572,392	$5,417,302
Net realized gain (loss)	(39,195)	(7,243,673)	(4,816,689)	(54,201,307)
Distributions of realized gains by investment company affiliates	—	1,275,951	—	9,149,247
Change in net unrealized appreciation (depreciation)	13,558,294	934,635	57,915,193	(6,406,062)
Change in net assets resulting from operations	15,009,536	(4,003,082)	57,670,896	(46,040,820)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(207,531)	(75,892)	(488,965)	(218,266)
From net realized gains	—	(15,453)	—	(354,449)
Class C
From net investment income	(15,420)	(6,009)	(20,071)	(9,511)
From net realized gains	—	(1,407)	—	(19,920)
Class R2 (a)
From net investment income	(2,463)	(1,336)	(2,294)	(1,280)
From net realized gains	—	(258)	—	(2,167)
Institutional Class
From net investment income	(778,042)	(385,041)	(3,553,749)	(3,390,401)
From net realized gains	—	(73,288)	—	(5,904,644)
Select Class
From net investment income	(636,412)	(417,940)	(1,239,643)	(1,191,661)
From net realized gains	—	(75,926)	—	(2,030,629)
Total distributions to shareholders	(1,639,868)	(1,052,550)	(5,304,722)	(13,122,928)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	38,888,430	41,193,330	21,186,543	78,348,458

NET ASSETS:
Change in net assets	52,258,098	36,137,698	73,552,717	19,184,710
Beginning of period	54,277,277	18,139,579	236,967,195	217,782,485
End of period	$106,535,375	$54,277,277	$310,519,912	$236,967,195
Accumulated undistributed (distributions in excess of) net investment income	$(36,509)	$112,922	$(215,871)	$516,459

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,000,815	$710,847	$3,190,368	$3,558,144
Net realized gain (loss)	90,547	(5,538,895)	(3,201,248)	(38,040,233)
Distributions of realized gains by investment company affiliates	—	1,354,178	—	6,679,907
Change in net unrealized appreciation (depreciation)	11,256,512	(317,254)	42,953,463	(4,823,320)
Change in net assets resulting from operations	12,347,874	(3,791,124)	42,942,583	(32,625,502)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(137,767)	(31,439)	(361,354)	(145,063)
From net realized gains	—	(5,336)	—	(379,294)
Class C
From net investment income	(8,254)	(6,738)	(16,189)	(4,081)
From net realized gains	—	(1,645)	—	(11,732)
Class R2 (a)
From net investment income	(926)	(761)	(2,169)	(889)
From net realized gains	—	(171)	—	(2,386)
Institutional Class
From net investment income	(520,318)	(225,052)	(3,090,692)	(2,107,977)
From net realized gains	—	(36,003)	—	(4,960,207)
Select Class
From net investment income	(490,259)	(320,328)	(610,445)	(458,576)
From net realized gains	—	(54,196)	—	(1,095,444)
Total distributions to shareholders	(1,157,524)	(681,669)	(4,080,849)	(9,165,649)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	22,859,888	34,638,482	16,804,360	55,563,843

NET ASSETS:
Change in net assets	34,050,238	30,165,689	55,666,094	13,772,692
Beginning of period	42,904,747	12,739,058	168,403,897	154,631,205
End of period	$76,954,985	$42,904,747	$224,069,991	$168,403,897
Accumulated undistributed (distributions in excess of) net investment income	$(29,781)	$126,928	$(146,176)	$744,305

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$377,430	$218,915	$288,217	$140,113
Net realized gain (loss)	129,581	(2,076,907)	87,736	(1,286,799)
Distributions of realized gains by investment company affiliates	—	370,540	—	208,511
Change in net unrealized appreciation (depreciation)	3,929,239	739,364	2,862,770	1,039,380
Change in net assets resulting from operations	4,436,250	(748,088)	3,238,723	101,205

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(44,310)	(11,265)	(45,772)	(5,258)
From net realized gains	—	(1,626)	—	(1,929)
Class C
From net investment income	(1,516)	(502)	(1,748)	(1,089)
From net realized gains	—	(108)	—	(555)
Class R2 (a)
From net investment income	(803)	(877)	(878)	(745)
From net realized gains	—	(183)	—	(381)
Institutional Class
From net investment income	(248,936)	(129,439)	(208,064)	(75,051)
From net realized gains	—	(17,024)	—	(25,063)
Select Class
From net investment income	(108,858)	(70,395)	(74,257)	(27,599)
From net realized gains	—	(9,578)	—	(9,086)
Total distributions to shareholders	(404,423)	(240,997)	(330,719)	(146,756)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	10,120,752	11,078,006	9,285,746	8,272,889

NET ASSETS:
Change in net assets	14,152,579	10,088,921	12,193,750	8,227,338
Beginning of period	14,744,059	4,655,138	10,417,989	2,190,651
End of period	$28,896,638	$14,744,059	$22,611,739	$10,417,989
Accumulated undistributed (distributions in excess of) net investment income	$(7,628)	$19,365	$(8,514)	$33,988

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,512,257	$7,679,654	$8,781,594	$7,489,629
Dividends and distributions reinvested	154,189	123,179	249,784	357,539
Cost of shares redeemed	(3,593,683)	(4,520,390)	(3,244,279)	(2,910,651)
Change in net assets from Class A capital transactions	$5,072,763	$3,282,443	$5,787,099	$4,936,517
Class C
Proceeds from shares issued	$895,893	$392,829	$438,999	$317,340
Dividends and distributions reinvested	13,224	13,923	6,988	10,100
Cost of shares redeemed	(40,173)	(249,066)	(43,866)	(75,518)
Change in net assets from Class C capital transactions	$868,944	$157,686	$402,121	$251,922
Class R2 (a)
Proceeds from shares issued	$101	$50,000	$7,859	$202,410
Dividends and distributions reinvested	978	2,344	4,636	4,767
Cost of shares redeemed	(1)	—	(8)	(604)
Change in net assets from Class R2 capital transactions	$1,078	$52,344	$12,487	$206,573
Institutional Class
Proceeds from shares issued	$20,898,052	$27,585,081	$7,921,858	$19,981,132
Dividends and distributions reinvested	608,794	1,324,657	1,207,568	3,372,892
Cost of shares redeemed	(8,597,618)	(16,877,103)	(13,045,954)	(25,654,161)
Change in net assets from Institutional Class capital transactions	$12,909,228	$12,032,635	$(3,916,528)	$(2,300,137)
Select Class
Proceeds from shares issued	$4,188,029	$11,313,853	$6,257,119	$24,828,826
Dividends and distributions reinvested	248,680	681,655	814,893	1,896,671
Cost of shares redeemed	(3,360,076)	(9,135,889)	(5,233,048)	(18,949,487)
Change in net assets from Select Class capital transactions	$1,076,633	$2,859,619	$1,838,964	$7,776,010

Total change in net assets from capital transactions	$19,928,646	$18,384,727	$4,124,143	$10,870,885

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	620,662	602,840	647,981	603,063
Reinvested	10,792	9,777	18,151	30,067
Redeemed	(267,293)	(359,620)	(244,493)	(245,006)
Change in Class A Shares	364,161	252,997	421,639	388,124
Class C
Issued	63,788	28,452	32,100	26,371
Reinvested	927	1,108	509	853
Redeemed	(2,857)	(18,665)	(3,246)	(6,100)
Change in Class C Shares	61,858	10,895	29,363	21,124
Class R2 (a)
Issued	7	4,004	586	17,648
Reinvested	68	190	337	407
Redeemed	— (b)	—	— (b)	(57)
Change in Class R2 Shares	75	4,194	923	17,998
Institutional Class
Issued	1,498,339	2,155,383	588,345	1,633,969
Reinvested	42,620	105,572	87,863	282,842
Redeemed	(609,273)	(1,326,357)	(958,183)	(2,106,203)
Change in Institutional Class Shares	931,686	934,598	(281,975)	(189,392)
Select Class
Issued	300,347	870,244	468,008	1,993,832
Reinvested	17,426	54,568	59,332	159,800
Redeemed	(234,812)	(716,976)	(385,441)	(1,531,276)
Change in Select Class Shares	82,961	207,836	141,899	622,356

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,844,481	$8,967,212	$17,824,891	$14,626,719
Dividends and distributions reinvested	305,247	434,168	594,626	693,555
Cost of shares redeemed	(3,936,146)	(1,861,190)	(4,272,013)	(3,045,831)
Change in net assets from Class A capital transactions	$8,213,582	$7,540,190	$14,147,504	$12,274,443
Class C
Proceeds from shares issued	$928,735	$875,053	$1,046,854	$1,668,988
Dividends and distributions reinvested	23,215	18,666	28,488	34,132
Cost of shares redeemed	(123,246)	(58,457)	(181,439)	(314,976)
Change in net assets from Class C capital transactions	$828,704	$835,262	$893,903	$1,388,144
Class R2 (a)
Proceeds from shares issued	$4,880	$77,843	$14,347	$175,124
Dividends and distributions reinvested	1,772	3,084	3,844	3,586
Cost of shares redeemed	(1)	(537)	(31,301)	(829)
Change in net assets from Class R2 capital transactions	$6,651	$80,390	$(13,110)	$177,881
Institutional Class
Proceeds from shares issued	$32,996,574	$30,350,426	$26,750,110	$51,579,452
Dividends and distributions reinvested	2,870,019	6,716,630	4,234,186	10,356,820
Cost of shares redeemed	(23,092,152)	(30,621,144)	(31,196,819)	(36,003,716)
Change in net assets from Institutional Class capital transactions	$12,774,441	$6,445,912	$(212,523)	$25,932,556
Select Class
Proceeds from shares issued	$11,180,985	$36,619,882	$15,812,123	$59,365,907
Dividends and distributions reinvested	1,138,093	2,016,682	1,838,638	3,800,487
Cost of shares redeemed	(3,966,916)	(11,792,268)	(9,694,744)	(33,517,096)
Change in net assets from Select Class capital transactions	$8,352,162	$26,844,296	$7,956,017	$29,649,298

Total change in net assets from capital transactions	$30,175,540	$41,746,050	$22,771,791	$69,422,322

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	885,393	763,248	1,376,889	1,297,954
Reinvested	22,576	38,634	44,753	64,308
Redeemed	(303,644)	(170,380)	(344,672)	(271,204)
Change in Class A Shares	604,325	631,502	1,076,970	1,091,058
Class C
Issued	69,612	75,329	81,165	137,818
Reinvested	1,724	1,644	2,148	3,159
Redeemed	(10,583)	(4,908)	(13,641)	(26,832)
Change in Class C Shares	60,753	72,065	69,672	114,145
Class R2 (a)
Issued	377	6,899	1,114	16,728
Reinvested	131	277	291	333
Redeemed	— (b)	(56)	(2,321)	(91)
Change in Class R2 Shares	508	7,120	(916)	16,970
Institutional Class
Issued	2,549,714	2,591,336	2,078,564	4,568,951
Reinvested	212,815	596,135	318,674	956,492
Redeemed	(1,747,119)	(2,665,467)	(2,389,793)	(3,200,055)
Change in Institutional Class Shares	1,015,410	522,004	7,445	2,325,388
Select Class
Issued	858,311	3,071,482	1,238,523	5,198,632
Reinvested	84,382	179,381	138,360	351,616
Redeemed	(299,397)	(1,048,765)	(742,112)	(2,991,920)
Change in Select Class Shares	643,296	2,202,098	634,771	2,558,328

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,824,820	$5,316,345	$16,724,361	$12,986,451
Dividends and distributions reinvested	205,991	91,336	476,740	564,109
Cost of shares redeemed	(1,611,545)	(1,125,202)	(5,120,124)	(2,582,359)
Change in net assets from Class A capital transactions	$8,419,266	$4,282,479	$12,080,977	$10,968,201
Class C
Proceeds from shares issued	$244,810	$684,808	$609,955	$770,579
Dividends and distributions reinvested	6,001	6,057	14,282	28,860
Cost of shares redeemed	(129,189)	(24,473)	(120,303)	(74,276)
Change in net assets from Class C capital transactions	$121,622	$666,392	$503,934	$725,163
Class R2 (a)
Proceeds from shares issued	$6,625	$127,677	$23,236	$102,282
Dividends and distributions reinvested	2,463	1,594	2,294	3,446
Cost of shares redeemed	(1)	(514)	(1)	(186)
Change in net assets from Class R2 capital transactions	$9,087	$128,757	$25,529	$105,542
Institutional Class
Proceeds from shares issued	$27,068,569	$10,343,382	$27,705,690	$53,055,144
Dividends and distributions reinvested	746,985	449,705	3,384,374	9,230,560
Cost of shares redeemed	(3,419,437)	(3,737,630)	(26,440,943)	(28,003,970)
Change in net assets from Institutional Class capital transactions	$24,396,117	$7,055,457	$4,649,121	$34,281,734
Select Class
Proceeds from shares issued	$6,947,557	$33,482,517	$11,993,463	$48,092,600
Dividends and distributions reinvested	633,049	490,604	1,224,072	3,193,698
Cost of shares redeemed	(1,638,268)	(4,912,876)	(9,290,553)	(19,018,480)
Change in net assets from Select Class capital transactions	$5,942,338	$29,060,245	$3,926,982	$32,267,818

Total change in net assets from capital transactions	$38,888,430	$41,193,330	$21,186,543	$78,348,458

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	794,387	511,601	1,333,115	1,255,149
Reinvested	16,328	9,115	36,810	56,618
Redeemed	(132,698)	(109,584)	(428,341)	(241,365)
Change in Class A Shares	678,017	411,132	941,584	1,070,402
Class C
Issued	19,751	69,039	48,890	68,782
Reinvested	478	611	1,106	2,901
Redeemed	(10,455)	(1,924)	(9,538)	(7,699)
Change in Class C Shares	9,774	67,726	40,458	63,984
Class R2 (a)
Issued	553	13,187	1,795	10,080
Reinvested	196	162	176	347
Redeemed	— (b)	(63)	— (b)	(22)
Change in Class R2 Shares	749	13,286	1,971	10,405
Institutional Class
Issued	2,298,220	985,983	2,227,987	4,949,242
Reinvested	59,390	44,660	261,233	924,357
Redeemed	(278,655)	(373,878)	(2,073,319)	(2,604,011)
Change in Institutional Class Shares	2,078,955	656,765	415,901	3,269,588
Select Class
Issued	574,881	3,069,570	980,700	4,198,412
Reinvested	50,286	49,382	94,565	320,123
Redeemed	(136,615)	(500,230)	(740,328)	(1,751,755)
Change in Select Class Shares	488,552	2,618,722	334,937	2,766,780

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,882,502	$3,260,747	$9,944,683	$7,838,558
Dividends and distributions reinvested	133,127	35,195	353,954	522,262
Cost of shares redeemed	(662,410)	(723,679)	(2,440,577)	(2,303,833)
Change in net assets from Class A capital transactions	$6,353,219	$2,572,263	$7,858,060	$6,056,987
Class C
Proceeds from shares issued	$208,456	$473,181	$646,812	$273,325
Dividends and distributions reinvested	7,451	6,558	9,439	13,930
Cost of shares redeemed	(8,237)	(232,107)	(67,389)	(6,887)
Change in net assets from Class C capital transactions	$207,670	$247,632	$588,862	$280,368
Class R2 (a)
Proceeds from shares issued	$1,578	$51,577	$5,667	$97,637
Dividends and distributions reinvested	927	931	2,169	3,275
Cost of shares redeemed	— (b)	(117)	(1)	(276)
Change in net assets from Class R2 capital transactions	$2,505	$52,391	$7,835	$100,636
Institutional Class
Proceeds from shares issued	$15,857,286	$9,081,655	$25,796,652	$48,957,119
Dividends and distributions reinvested	494,012	257,147	2,963,133	7,038,509
Cost of shares redeemed	(2,901,331)	(2,671,909)	(20,663,092)	(21,266,700)
Change in net assets from Institutional Class capital transactions	$13,449,967	$6,666,893	$8,096,693	$34,728,928
Select Class
Proceeds from shares issued	$4,097,732	$27,422,235	$8,056,606	$27,818,774
Dividends and distributions reinvested	487,515	370,485	601,091	1,548,501
Cost of shares redeemed	(1,738,720)	(2,693,417)	(8,404,787)	(14,970,351)
Change in net assets from Select Class capital transactions	$2,846,527	$25,099,303	$252,910	$14,396,924

Total change in net assets from capital transactions	$22,859,888	$34,638,482	$16,804,360	$55,563,843

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	576,501	322,975	801,705	765,103
Reinvested	10,820	3,718	27,633	53,290
Redeemed	(55,367)	(61,518)	(205,771)	(218,759)
Change in Class A Shares	531,954	265,175	623,567	599,634
Class C
Issued	17,098	50,709	52,491	27,062
Reinvested	607	697	739	1,430
Redeemed	(791)	(24,400)	(5,427)	(751)
Change in Class C Shares	16,914	27,006	47,803	27,741
Class R2 (a)
Issued	136	5,224	458	9,759
Reinvested	75	98	170	335
Redeemed	— (b)	(15)	— (b)	(35)
Change in Class R2 Shares	211	5,307	628	10,059
Institutional Class
Issued	1,381,706	932,461	2,098,298	4,707,095
Reinvested	40,178	27,062	231,186	716,552
Redeemed	(241,717)	(275,544)	(1,640,310)	(2,012,233)
Change in Institutional Class Shares	1,180,167	683,979	689,174	3,411,414
Select Class
Issued	348,343	2,528,133	663,338	2,488,897
Reinvested	39,635	39,134	46,993	157,731
Redeemed	(148,918)	(295,539)	(667,231)	(1,396,731)
Change in Select Class Shares	239,060	2,271,728	43,100	1,249,897

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,701,805	$843,067	$3,516,231	$684,877
Dividends and distributions reinvested	42,929	12,868	44,064	5,361
Cost of shares redeemed	(203,512)	(83,054)	(840,677)	(142,279)
Change in net assets from Class A capital transactions	$2,541,222	$772,881	$2,719,618	$547,959
Class C
Proceeds from shares issued	$106,550	$25,075	$46,262	$82,724
Dividends and distributions reinvested	740	575	743	671
Cost of shares redeemed	(25,088)	(3,581)	(6,655)	(20,170)
Change in net assets from Class C capital transactions	$82,202	$22,069	$40,350	$63,225
Class R2 (a)
Proceeds from shares issued	$101	$50,000	$101	$50,001
Dividends and distributions reinvested	803	1,060	878	1,126
Cost of shares redeemed	(1)	—	(1)	(2)
Change in net assets from Class R2 capital transactions	$903	$51,060	$978	$51,125
Institutional Class
Proceeds from shares issued	$6,902,946	$6,039,792	$5,928,657	$6,021,382
Dividends and distributions reinvested	235,211	143,824	199,505	99,312
Cost of shares redeemed	(1,136,184)	(821,304)	(983,354)	(934,743)
Change in net assets from Institutional Class capital transactions	$6,001,973	$5,362,312	$5,144,808	$5,185,951
Select Class
Proceeds from shares issued	$2,107,633	$5,409,374	$1,812,657	$2,714,030
Dividends and distributions reinvested	105,052	77,464	68,402	30,014
Cost of shares redeemed	(718,233)	(617,154)	(501,067)	(319,415)
Change in net assets from Select Class capital transactions	$1,494,452	$4,869,684	$1,379,992	$2,424,629

Total change in net assets from capital transactions	$10,120,752	$11,078,006	$9,285,746	$8,272,889

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009	Six Months Ended 12/31/2009 (Unaudited)	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	223,285	82,972	295,776	70,885
Reinvested	3,435	1,333	3,531	566
Redeemed	(16,756)	(9,059)	(67,904)	(13,732)
Change in Class A Shares	209,964	75,246	231,403	57,719
Class C
Issued	8,653	2,705	3,924	8,659
Reinvested	59	60	60	70
Redeemed	(2,039)	(317)	(545)	(1,918)
Change in Class C Shares	6,673	2,448	3,439	6,811
Class R2 (a)
Issued	8	4,995	8	4,960
Reinvested	65	111	71	120
Redeemed	— (b)	—	— (b)	—
Change in Class R2 Shares	73	5,106	79	5,080
Institutional Class
Issued	594,868	603,463	500,284	612,656
Reinvested	18,858	14,845	15,992	10,387
Redeemed	(93,056)	(83,074)	(82,601)	(94,396)
Change in Institutional Class Shares	520,670	535,234	433,675	528,647
Select Class
Issued	177,576	523,508	150,885	279,534
Reinvested	8,414	8,070	5,482	3,175
Redeemed	(60,557)	(64,471)	(42,693)	(32,595)
Change in Select Class Shares	125,433	467,107	113,674	250,114

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Income Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$12.96	$0.26		$1.41	$1.67	$(0.25)	$—	$(0.25)
Year Ended June 30, 2009	14.75	0.47	(g)	(1.56)	(1.09)	(0.47)	(0.23)	(0.70)
Year Ended June 30, 2008	15.98	0.59	(g)	(1.09)	(0.50)	(0.72)	(0.01)	(0.73)
Year Ended June 30, 2007	14.88	0.62	(g)	0.94	1.56	(0.46)	— (g)	(0.46)
May 15, 2006 (i) through June 30, 2006	15.00	0.10		(0.13)	(0.03)	(0.09)	—	(0.09)

Class C
Six Months Ended December 31, 2009 (Unaudited)	12.95	0.25		1.38	1.63	(0.22)	—	(0.22)
Year Ended June 30, 2009	14.75	0.43	(g)	(1.59)	(1.16)	(0.41)	(0.23)	(0.64)
Year Ended June 30, 2008	15.98	0.52	(g)	(1.09)	(0.57)	(0.65)	(0.01)	(0.66)
Year Ended June 30, 2007	14.88	0.50	(g)	0.97	1.47	(0.37)	— (g)	(0.37)
May 15, 2006 (i) through June 30, 2006	15.00	0.08		(0.12)	(0.04)	(0.08)	—	(0.08)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	12.95	0.24		1.42	1.66	(0.23)	—	(0.23)
November 3, 2008 (j) through June 30, 2009	12.49	0.30	(g)	0.73	1.03	(0.34)	(0.23)	(0.57)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	12.98	0.27		1.43	1.70	(0.27)	—	(0.27)
Year Ended June 30, 2009	14.77	0.54	(g)	(1.58)	(1.04)	(0.52)	(0.23)	(0.75)
Year Ended June 30, 2008	15.99	0.65	(g)	(1.09)	(0.44)	(0.77)	(0.01)	(0.78)
Year Ended June 30, 2007	14.88	0.73	(g)	0.89	1.62	(0.51)	— (g)	(0.51)
May 15, 2006 (i) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	12.96	0.26		1.43	1.69	(0.26)	—	(0.26)
Year Ended June 30, 2009	14.76	0.51	(g)	(1.58)	(1.07)	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2008	15.98	0.61	(g)	(1.07)	(0.46)	(0.75)	(0.01)	(0.76)
Year Ended June 30, 2007	14.88	0.62	(g)	0.97	1.59	(0.49)	— (g)	(0.49)
May 15, 2006 (i) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$14.38	12.91%	$10,687	0.31%	3.79%	0.57%	4%
12.96	(7.13)	4,910	0.42	3.68	0.62	63
14.75	(3.27)	1,857	0.42	3.82	0.56	38
15.98	10.55	134	0.42	3.91	1.02	38
14.88	(0.19)	25	0.41	5.10	0.73	1

14.36	12.62	1,351	0.92	3.62	1.07	4
12.95	(7.64)	418	0.92	3.32	1.11	63
14.75	(3.75)	315	0.92	3.38	1.06	38
15.98	9.98	73	0.92	3.18	1.45	38
14.88	(0.25)	25	0.91	4.61	1.19	1

14.38	12.86	61	0.57	3.37	0.82	4
12.95	8.61	54	0.67	3.71	0.89	63

14.41	13.12	112,053	0.02	3.94	0.17	4
12.98	(6.77)	88,821	0.02	4.17	0.22	63
14.77	(2.88)	87,311	0.02	4.13	0.15	38
15.99	10.99	66,328	0.02	4.56	0.24	38
14.88	(0.14)	119	0.02	6.03	0.37	1

14.39	13.06	14,040	0.17	3.74	0.32	4
12.96	(6.99)	11,569	0.17	4.01	0.37	63
14.76	(3.02)	10,104	0.17	3.93	0.31	38
15.98	10.80	3,455	0.17	3.88	0.46	38
14.88	(0.15)	100	0.17	5.35	0.52	1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2010 Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$12.36	$0.26	(g)	$1.53	$1.79	$(0.27)	$—	$(0.27)
Year Ended June 30, 2009	14.67	0.46	(g)	(2.06)	(1.60)	(0.42)	(0.29)	(0.71)
Year Ended June 30, 2008	16.22	0.55		(1.33)	(0.78)	(0.67)	(0.10)	(0.77)
Year Ended June 30, 2007	14.88	0.50		1.39	1.89	(0.54)	(0.01)	(0.55)
May 15, 2006 (h) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2009 (Unaudited)	12.35	0.24	(g)	1.50	1.74	(0.24)	—	(0.24)
Year Ended June 30, 2009	14.65	0.41	(g)	(2.05)	(1.64)	(0.37)	(0.29)	(0.66)
Year Ended June 30, 2008	16.21	0.49		(1.34)	(0.85)	(0.61)	(0.10)	(0.71)
Year Ended June 30, 2007	14.88	0.39		1.41	1.80	(0.46)	(0.01)	(0.47)
May 15, 2006 (h) through June 30, 2006	15.00	0.07		(0.15)	(0.08)	(0.04)	—	(0.04)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	12.36	0.23	(g)	1.54	1.77	(0.25)	—	(0.25)
November 3, 2008 (i) through June 30, 2009	12.03	0.28	(g)	0.65	0.93	(0.31)	(0.29)	(0.60)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	12.37	0.27	(g)	1.55	1.82	(0.29)	—	(0.29)
Year Ended June 30, 2009	14.67	0.50	(g)	(2.04)	(1.54)	(0.47)	(0.29)	(0.76)
Year Ended June 30, 2008	16.23	0.59		(1.31)	(0.72)	(0.74)	(0.10)	(0.84)
Year Ended June 30, 2007	14.88	0.56		1.40	1.96	(0.60)	(0.01)	(0.61)
May 15, 2006 (h) through June 30, 2006	15.00	0.06		(0.12)	(0.06)	(0.06)	—	(0.06)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	12.36	0.26	(g)	1.54	1.80	(0.28)	—	(0.28)
Year Ended June 30, 2009	14.66	0.48	(g)	(2.04)	(1.56)	(0.45)	(0.29)	(0.74)
Year Ended June 30, 2008	16.22	0.58		(1.32)	(0.74)	(0.72)	(0.10)	(0.82)
Year Ended June 30, 2007	14.88	0.53		1.40	1.93	(0.58)	(0.01)	(0.59)
May 15, 2006 (h) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$13.88	14.51%	$15,793	0.32%	3.86%	0.60%	7%
12.36	(10.62)	8,850	0.43	3.74	0.67	63
14.67	(5.01)	4,806	0.43	3.37	0.62	31
16.22	12.85	2,622	0.43	3.15	0.56	27
14.88	(0.47)	25	0.43	4.60	0.80	2

13.85	14.10	883	0.93	3.47	1.10	7
12.35	(10.95)	424	0.93	3.38	1.17	63
14.65	(5.49)	194	0.93	3.67	1.15	31
16.21	12.28	32	0.93	2.63	1.08	27
14.88	(0.53)	25	0.93	3.99	1.25	2

13.88	14.35	263	0.58	3.40	0.85	7
12.36	8.13	222	0.68	3.71	0.97	63

13.90	14.73	58,355	0.03	3.92	0.20	7
12.37	(10.22)	55,445	0.03	4.00	0.26	63
14.67	(4.68)	68,515	0.03	3.79	0.21	31
16.23	13.32	58,382	0.03	3.66	0.18	27
14.88	(0.42)	6,774	0.03	19.30	0.36	2

13.88	14.57	41,446	0.18	3.78	0.35	7
12.36	(10.36)	35,148	0.18	3.90	0.41	63
14.66	(4.81)	32,554	0.18	3.81	0.39	31
16.22	13.12	10,400	0.18	3.31	0.31	27
14.88	(0.44)	100	0.18	4.72	0.51	2

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2015 Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$11.81	$0.27	(g)	$1.81	$2.08	$(0.26)	$—	$(0.26)
Year Ended June 30, 2009	14.67	0.40	(g)	(2.57)	(2.17)	(0.36)	(0.33)	(0.69)
Year Ended June 30, 2008	16.56	0.46	(g)	(1.53)	(1.07)	(0.67)	(0.15)	(0.82)
Year Ended June 30, 2007	14.83	0.41	(g)	1.83	2.24	(0.50)	(0.01)	(0.51)
May 15, 2006 (h) through June 30, 2006	15.00	0.07		(0.19)	(0.12)	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2009 (Unaudited)	11.77	0.24	(g)	1.79	2.03	(0.23)	—	(0.23)
Year Ended June 30, 2009	14.65	0.37	(g)	(2.59)	(2.22)	(0.33)	(0.33)	(0.66)
Year Ended June 30, 2008	16.57	0.42	(g)	(1.58)	(1.16)	(0.61)	(0.15)	(0.76)
Year Ended June 30, 2007	14.83	0.31	(g)	1.85	2.16	(0.41)	(0.01)	(0.42)
May 15, 2006 (h) through June 30, 2006	15.00	0.06		(0.19)	(0.13)	(0.04)	—	(0.04)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	11.81	0.22	(g)	1.83	2.05	(0.24)	—	(0.24)
November 3, 2008 (i) through June 30, 2009	11.65	0.25	(g)	0.55	0.80	(0.31)	(0.33)	(0.64)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	11.82	0.26	(g)	1.83	2.09	(0.27)	—	(0.27)
Year Ended June 30, 2009	14.68	0.44	(g)	(2.57)	(2.13)	(0.40)	(0.33)	(0.73)
Year Ended June 30, 2008	16.57	0.53	(g)	(1.54)	(1.01)	(0.73)	(0.15)	(0.88)
Year Ended June 30, 2007	14.83	0.49	(g)	1.82	2.31	(0.56)	(0.01)	(0.57)
May 15, 2006 (h) through June 30, 2006	15.00	0.05		(0.17)	(0.12)	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	11.82	0.25	(g)	1.82	2.07	(0.26)	—	(0.26)
Year Ended June 30, 2009	14.67	0.42	(g)	(2.56)	(2.14)	(0.38)	(0.33)	(0.71)
Year Ended June 30, 2008	16.57	0.51	(g)	(1.55)	(1.04)	(0.71)	(0.15)	(0.86)
Year Ended June 30, 2007	14.83	0.46	(g)	1.83	2.29	(0.54)	(0.01)	(0.55)
May 15, 2006 (h) through June 30, 2006	15.00	0.08		(0.20)	(0.12)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$13.63	17.61%	$23,170	0.32%	4.01%	0.59%	7%
11.81	(14.49)	12,945	0.43	3.41	0.65	50
14.67	(6.74)	6,816	0.43	2.92	0.65	26
16.56	15.24	3,713	0.43	2.47	0.53	25
14.83	(0.82)	26	0.43	3.88	0.78	2

13.57	17.23	1,889	0.93	3.58	1.08	7
11.77	(14.89)	923	0.93	3.24	1.18	50
14.65	(7.27)	93	0.93	2.68	1.14	26
16.57	14.70	15	0.93	1.98	1.05	25
14.83	(0.88)	25	0.93	3.38	1.26	2

13.62	17.37	104	0.58	3.33	0.83	7
11.81	7.26	84	0.68	3.49	0.93	50

13.64	17.74	143,326	0.03	3.91	0.19	7
11.82	(14.17)	112,187	0.03	3.68	0.25	50
14.68	(6.37)	131,615	0.03	3.32	0.24	26
16.57	15.73	105,922	0.03	3.04	0.14	25
14.83	(0.77)	10,508	0.03	19.03	0.36	2

13.63	17.58	62,507	0.18	3.78	0.34	7
11.82	(14.23)	46,567	0.18	3.63	0.41	50
14.67	(6.56)	25,510	0.18	3.26	0.41	26
16.57	15.60	11,517	0.18	2.77	0.28	25
14.83	(0.79)	99	0.18	4.13	0.51	2

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$11.44	$0.24	(g)	$2.01	$2.25	$(0.25)	$—	$(0.25)
Year Ended June 30, 2009	14.68	0.34	(g)	(2.90)	(2.56)	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2008	16.86	0.42	(g)	(1.76)	(1.34)	(0.65)	(0.19)	(0.84)
Year Ended June 30, 2007	14.78	0.37	(g)	2.17	2.54	(0.45)	(0.01)	(0.46)
May 15, 2006 (h) through June 30, 2006	15.00	0.06		(0.23)	(0.17)	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2009 (Unaudited)	11.43	0.19	(g)	2.03	2.22	(0.22)	—	(0.22)
Year Ended June 30, 2009	14.69	0.30	(g)	(2.93)	(2.63)	(0.25)	(0.38)	(0.63)
Year Ended June 30, 2008	16.87	0.32	(g)	(1.74)	(1.42)	(0.57)	(0.19)	(0.76)
Year Ended June 30, 2007	14.79	0.22	(g)	2.24	2.46	(0.37)	(0.01)	(0.38)
May 15, 2006 (h) through June 30, 2006	15.00	0.05		(0.22)	(0.17)	(0.04)	—	(0.04)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	11.43	0.19	(g)	2.05	2.24	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	11.40	0.21	(g)	0.46	0.67	(0.26)	(0.38)	(0.64)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	11.46	0.24	(g)	2.04	2.28	(0.27)	—	(0.27)
Year Ended June 30, 2009	14.70	0.39	(g)	(2.91)	(2.52)	(0.34)	(0.38)	(0.72)
Year Ended June 30, 2008	16.88	0.46	(g)	(1.75)	(1.29)	(0.70)	(0.19)	(0.89)
Year Ended June 30, 2007	14.79	0.39	(g)	2.22	2.61	(0.51)	(0.01)	(0.52)
May 15, 2006 (h) through June 30, 2006	15.00	0.05		(0.21)	(0.16)	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	11.46	0.23	(g)	2.04	2.27	(0.26)	—	(0.26)
Year Ended June 30, 2009	14.70	0.37	(g)	(2.91)	(2.54)	(0.32)	(0.38)	(0.70)
Year Ended June 30, 2008	16.88	0.45	(g)	(1.76)	(1.31)	(0.68)	(0.19)	(0.87)
Year Ended June 30, 2007	14.79	0.37	(g)	2.22	2.59	(0.49)	(0.01)	(0.50)
May 15, 2006 (h) through June 30, 2006	15.00	0.07		(0.23)	(0.16)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$13.44	19.72%	$39,087	0.32%	3.62%	0.59%	6%
11.44	(17.10)	20,941	0.43	3.04	0.66	50
14.68	(8.29)	10,863	0.43	2.65	0.68	27
16.86	17.38	2,049	0.43	2.21	0.52	36
14.78	(1.15)	54	0.43	5.17	0.77	6

13.43	19.43	2,865	0.93	2.98	1.09	6
11.43	(17.54)	1,643	0.93	2.64	1.16	50
14.69	(8.73)	435	0.93	2.03	1.15	27
16.87	16.76	169	0.93	1.37	1.02	36
14.79	(1.15)	33	0.93	3.42	1.27	6

13.44	19.66	216	0.58	2.93	0.84	6
11.43	6.33	194	0.68	3.02	0.95	50

13.47	19.93	215,174	0.03	3.63	0.19	6
11.46	(16.76)	182,929	0.03	3.36	0.25	50
14.70	(7.95)	200,510	0.03	2.85	0.24	27
16.88	17.81	158,680	0.03	2.40	0.13	36
14.79	(1.06)	32,377	0.03	18.67	0.36	6

13.47	19.84	99,062	0.18	3.48	0.34	6
11.46	(16.88)	76,989	0.18	3.26	0.41	50
14.70	(8.07)	61,177	0.18	2.83	0.43	27
16.88	17.68	20,483	0.18	2.22	0.27	36
14.79	(1.08)	99	0.18	3.55	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$10.61	$0.23	(g)	$2.08	$2.31	$(0.20)	$—	$(0.20)
Year Ended June 30, 2009	13.51	0.30	(g)	(2.92)	(2.62)	(0.23)	(0.05)	(0.28)
July 31, 2007 (h) through June 30, 2008	15.00	0.40	(g)	(1.33)	(0.93)	(0.56)	—	(0.56)

Class C
Six Months Ended December 31, 2009 (Unaudited)	10.61	0.15	(g)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2009	13.50	0.23	(g)	(2.89)	(2.66)	(0.18)	(0.05)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.31	(g)	(1.31)	(1.00)	(0.50)	—	(0.50)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	10.61	0.17	(g)	2.11	2.28	(0.18)	—	(0.18)
November 3, 2008 (i) through June 30, 2009	10.30	0.17	(g)	0.38	0.55	(0.19)	(0.05)	(0.24)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	10.63	0.23	(g)	2.09	2.32	(0.21)	—	(0.21)
Year Ended June 30, 2009	13.52	0.32	(g)	(2.89)	(2.57)	(0.27)	(0.05)	(0.32)
July 31, 2007 (h) through June 30, 2008	15.00	0.44	(g)	(1.32)	(0.88)	(0.60)	—	(0.60)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	10.62	0.20	(g)	2.12	2.32	(0.20)	—	(0.20)
Year Ended June 30, 2009	13.52	0.31	(g)	(2.91)	(2.60)	(0.25)	(0.05)	(0.30)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.27)	(0.90)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.72	21.77%	$15,724	0.33%	3.83%	0.57%	3%
10.61	(19.23)	5,921	0.44	2.88	0.69	51
13.51	(6.48)	1,983	0.44	3.06	0.53	33

12.71	21.32	1,234	0.94	2.50	1.07	3
10.61	(19.58)	926	0.94	2.20	1.21	51
13.50	(6.94)	264	0.94	2.32	1.53	33

12.71	21.50	178	0.59	2.83	0.82	3
10.61	5.60	141	0.69	2.72	0.99	51

12.74	21.87	47,749	0.04	3.78	0.17	3
10.63	(18.86)	17,736	0.04	3.04	0.28	51
13.52	(6.14)	13,687	0.04	3.30	0.50	33

12.74	21.90	41,650	0.19	3.33	0.33	3
10.62	(19.05)	29,554	0.19	3.10	0.46	51
13.52	(6.25)	2,206	0.19	2.79	0.55	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$10.80	$0.21	(g)	$2.31	$2.52	$(0.21)	$—	$(0.21)
Year Ended June 30, 2009	14.79	0.25	(g)	(3.53)	(3.28)	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2008	17.32	0.29	(g)	(2.00)	(1.71)	(0.59)	(0.23)	(0.82)
Year Ended June 30, 2007	14.75	0.20	(g)	2.77	2.97	(0.40)	— (g)	(0.40)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

Class C
Six Months Ended December 31, 2009 (Unaudited)	10.76	0.17	(g)	2.31	2.48	(0.18)	—	(0.18)
Year Ended June 30, 2009	14.76	0.22	(g)	(3.55)	(3.33)	(0.19)	(0.48)	(0.67)
Year Ended June 30, 2008	17.31	0.22	(g)	(2.01)	(1.79)	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2007	14.75	0.13	(g)	2.76	2.89	(0.33)	— (g)	(0.33)
May 15, 2006 (i) through June 30, 2006	15.00	0.04		(0.26)	(0.22)	(0.03)	—	(0.03)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	10.80	0.18	(g)	2.33	2.51	(0.20)	—	(0.20)
November 3, 2008 (j) through June 30, 2009	11.05	0.16	(g)	0.29	0.45	(0.22)	(0.48)	(0.70)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	10.83	0.20	(g)	2.35	2.55	(0.23)	—	(0.23)
Year Ended June 30, 2009	14.80	0.30	(g)	(3.54)	(3.24)	(0.25)	(0.48)	(0.73)
Year Ended June 30, 2008	17.33	0.36	(g)	(2.00)	(1.64)	(0.66)	(0.23)	(0.89)
Year Ended June 30, 2007	14.76	0.29	(g)	2.74	3.03	(0.46)	— (g)	(0.46)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	10.81	0.19	(g)	2.35	2.54	(0.22)	—	(0.22)
Year Ended June 30, 2009	14.79	0.29	(g)	(3.55)	(3.26)	(0.24)	(0.48)	(0.72)
Year Ended June 30, 2008	17.32	0.35	(g)	(2.01)	(1.66)	(0.64)	(0.23)	(0.87)
Year Ended June 30, 2007	14.75	0.26	(g)	2.75	3.01	(0.44)	— (g)	(0.44)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$13.11	23.39%	$33,866	0.33%	3.28%	0.61%	7%
10.80	(21.71)	17,730	0.44	2.36	0.69	52
14.79	(10.27)	8,449	0.44	1.82	0.68	33
17.32	20.38	2,930	0.44	1.18	0.53	27
14.75	(1.40)	27	0.44	2.76	0.71	6

13.06	23.05	1,592	0.94	2.69	1.11	7
10.76	(22.07)	876	0.94	2.02	1.18	52
14.76	(10.78)	257	0.94	1.38	1.19	33
17.31	19.73	80	0.94	0.81	1.03	27
14.75	(1.47)	25	0.94	2.20	1.29	6

13.11	23.23	162	0.58	2.82	0.85	7
10.80	4.66	112	0.69	2.51	0.97	52

13.15	23.57	199,625	0.04	3.22	0.21	7
10.83	(21.35)	159,882	0.04	2.70	0.27	52
14.80	(9.91)	170,167	0.04	2.23	0.26	33
17.33	20.77	133,109	0.04	1.77	0.13	27
14.76	(1.29)	39,010	0.04	17.91	0.36	6

13.13	23.52	75,275	0.19	3.01	0.36	7
10.81	(21.52)	58,367	0.19	2.66	0.43	52
14.79	(10.03)	38,908	0.19	2.20	0.45	33
17.32	20.64	11,358	0.19	1.53	0.28	27
14.75	(1.37)	99	0.19	2.93	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$10.17	$0.21	(g)	$2.23	$2.44	$(0.19)	$—	$(0.19)
Year Ended June 30, 2009	13.29	0.23	(g)	(3.15)	(2.92)	(0.17)	(0.03)	(0.20)
July 31, 2007 (h) through June 30, 2008	15.00	0.33	(g)	(1.48)	(1.15)	(0.56)	—	(0.56)

Class C
Six Months Ended December 31, 2009 (Unaudited)	10.15	0.16	(g)	2.24	2.40	(0.15)	—	(0.15)
Year Ended June 30, 2009	13.29	0.17	(g)	(3.14)	(2.97)	(0.14)	(0.03)	(0.17)
July 31, 2007 (h) through June 30, 2008	15.00	0.29	(g)	(1.51)	(1.22)	(0.49)	—	(0.49)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	10.17	0.15	(g)	2.28	2.43	(0.17)	—	(0.17)
November 3, 2008 (i) through June 30, 2009	9.90	0.16	(g)	0.29	0.45	(0.15)	(0.03)	(0.18)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	10.19	0.20	(g)	2.27	2.47	(0.20)	—	(0.20)
Year Ended June 30, 2009	13.30	0.26	(g)	(3.14)	(2.88)	(0.20)	(0.03)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.48)	(1.11)	(0.59)	—	(0.59)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	10.19	0.18	(g)	2.28	2.46	(0.19)	—	(0.19)
Year Ended June 30, 2009	13.31	0.26	(g)	(3.17)	(2.91)	(0.18)	(0.03)	(0.21)
July 31, 2007 (h) through June 30, 2008	15.00	0.26	(g)	(1.37)	(1.11)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.42	24.01%	$10,965	0.32%	3.54%	0.60%	3%
10.17	(21.85)	3,566	0.44	2.33	0.73	55
13.29	(8.01)	1,137	0.44	2.56	0.58	51

12.40	23.71	721	0.94	2.64	1.10	3
10.15	(22.22)	419	0.94	1.77	1.25	55
13.29	(8.43)	189	0.94	2.19	1.80	51

12.43	23.92	69	0.59	2.53	0.85	3
10.17	4.73	54	0.69	2.65	1.00	55

12.46	24.30	32,876	0.04	3.43	0.20	3
10.19	(21.52)	14,863	0.04	2.62	0.32	55
13.30	(7.70)	10,303	0.04	2.83	0.63	51

12.46	24.21	32,324	0.19	3.00	0.35	3
10.19	(21.69)	24,003	0.19	2.74	0.50	55
13.31	(7.74)	1,109	0.19	2.03	0.58	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$10.64	$0.19	(g)	$2.39	$2.58	$(0.22)	$—	$(0.22)
Year Ended June 30, 2009	14.72	0.23	(g)	(3.61)	(3.38)	(0.18)	(0.52)	(0.70)
Year Ended June 30, 2008	17.32	0.31	(g)	(2.08)	(1.77)	(0.59)	(0.24)	(0.83)
Year Ended June 30, 2007	14.76	0.23	(g)	2.75	2.98	(0.42)	— (g)	(0.42)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—	(0.04)

Class C
Six Months Ended December 31, 2009 (Unaudited)	10.60	0.17	(g)	2.35	2.52	(0.19)	—	(0.19)
Year Ended June 30, 2009	14.71	0.18	(g)	(3.61)	(3.43)	(0.16)	(0.52)	(0.68)
Year Ended June 30, 2008	17.33	0.26	(g)	(2.11)	(1.85)	(0.53)	(0.24)	(0.77)
Year Ended June 30, 2007	14.76	0.13	(g)	2.78	2.91	(0.34)	— (g)	(0.34)
May 15, 2006 (i) through June 30, 2006	15.00	0.04		(0.25)	(0.21)	(0.03)	—	(0.03)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	10.63	0.16	(g)	2.41	2.57	(0.21)	—	(0.21)
November 3, 2008 (j) through June 30, 2009	10.92	0.15	(g)	0.25	0.40	(0.17)	(0.52)	(0.69)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	10.67	0.19	(g)	2.42	2.61	(0.24)	—	(0.24)
Year Ended June 30, 2009	14.74	0.28	(g)	(3.63)	(3.35)	(0.20)	(0.52)	(0.72)
Year Ended June 30, 2008	17.34	0.35	(g)	(2.06)	(1.71)	(0.65)	(0.24)	(0.89)
Year Ended June 30, 2007	14.76	0.28	(g)	2.77	3.05	(0.47)	— (g)	(0.47)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	10.66	0.17	(g)	2.42	2.59	(0.23)	—	(0.23)
Year Ended June 30, 2009	14.74	0.26	(g)	(3.63)	(3.37)	(0.19)	(0.52)	(0.71)
Year Ended June 30, 2008	17.34	0.34	(g)	(2.07)	(1.73)	(0.63)	(0.24)	(0.87)
Year Ended June 30, 2007	14.76	0.26	(g)	2.77	3.03	(0.45)	— (g)	(0.45)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$13.00	24.33%	$23,922	0.33%	3.12%	0.62%	8%
10.64	(22.48)	12,946	0.44	2.12	0.71	52
14.72	(10.65)	9,084	0.44	1.92	0.72	36
17.32	20.45	1,089	0.44	1.33	0.54	25
14.76	(1.34)	26	0.43	2.73	0.72	6

12.93	23.85	1,221	0.94	2.80	1.12	8
10.60	(22.86)	493	0.94	1.68	1.21	52
14.71	(11.12)	277	0.94	1.59	1.21	36
17.33	19.84	56	0.94	0.82	1.03	25
14.76	(1.40)	25	0.94	2.17	1.28	6

12.99	24.20	139	0.59	2.56	0.87	8
10.63	4.33	107	0.69	2.32	1.01	52

13.04	24.52	164,995	0.04	3.13	0.22	8
10.67	(22.18)	127,662	0.04	2.54	0.30	52
14.74	(10.30)	126,088	0.04	2.12	0.28	36
17.34	20.94	104,191	0.04	1.68	0.14	25
14.76	(1.29)	39,928	0.04	17.10	0.36	6

13.02	24.36	33,794	0.19	2.80	0.37	8
10.66	(22.33)	27,195	0.19	2.49	0.46	52
14.74	(10.41)	19,182	0.19	2.10	0.48	36
17.34	20.80	5,192	0.19	1.55	0.29	25
14.76	(1.31)	99	0.19	2.93	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$10.27	$0.22	(g)	$2.26	$2.48	$(0.18)	$—	$(0.18)
Year Ended June 30, 2009	13.36	0.23	(g)	(3.08)	(2.85)	(0.20)	(0.04)	(0.24)
July 31, 2007 (h) through June 30, 2008	15.00	0.30	(g)	(1.40)	(1.10)	(0.54)	—	(0.54)

Class C
Six Months Ended December 31, 2009 (Unaudited)	10.28	0.21	(g)	2.22	2.43	(0.14)	—	(0.14)
Year Ended June 30, 2009	13.37	0.18	(g)	(3.07)	(2.89)	(0.16)	(0.04)	(0.20)
July 31, 2007 (h) through June 30, 2008	15.00	0.19	(g)	(1.36)	(1.17)	(0.46)	—	(0.46)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	10.28	0.15	(g)	2.30	2.45	(0.16)	—	(0.16)
November 3, 2008 (i) through June 30, 2009	10.01	0.16	(g)	0.32	0.48	(0.17)	(0.04)	(0.21)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	10.29	0.20	(g)	2.29	2.49	(0.19)	—	(0.19)
Year Ended June 30, 2009	13.37	0.27	(g)	(3.08)	(2.81)	(0.23)	(0.04)	(0.27)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.42)	(1.05)	(0.58)	—	(0.58)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	10.29	0.19	(g)	2.29	2.48	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.37	0.26	(g)	(3.08)	(2.82)	(0.22)	(0.04)	(0.26)
July 31, 2007 (h) through June 30, 2008	15.00	0.26	(g)	(1.33)	(1.07)	(0.56)	—	(0.56)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.57	24.13%	$3,863	0.32%	3.70%	0.66%	1%
10.27	(21.23)	1,001	0.44	2.31	0.97	60
13.36	(7.60)	296	0.44	2.27	2.28	37

12.57	23.69	143	0.94	3.45	1.16	1
10.28	(21.55)	49	0.94	1.74	1.46	60
13.37	(8.04)	30	0.94	1.40	3.55	37

12.57	23.81	65	0.59	2.52	0.92	1
10.28	4.98	52	0.69	2.69	1.24	60

12.59	24.21	16,978	0.04	3.40	0.26	1
10.29	(20.86)	8,520	0.04	2.70	0.57	60
13.37	(7.28)	3,916	0.04	2.79	1.39	37

12.59	24.13	7,847	0.19	3.12	0.42	1
10.29	(20.97)	5,123	0.19	2.74	0.74	60
13.37	(7.40)	412	0.19	2.01	2.14	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Six Months Ended December 31, 2009 (Unaudited)	$10.29	$0.22	(g)	$2.27	$2.49	$(0.19)	$—	$(0.19)
Year Ended June 30, 2009	13.48	0.23	(g)	(3.16)	(2.93)	(0.18)	(0.08)	(0.26)
July 31, 2007 (h) through June 30, 2008	15.00	(0.05	)(g)	(1.03)	(1.08)	(0.44)	—	(0.44)

Class C
Six Months Ended December 31, 2009 (Unaudited)	10.28	0.14	(g)	2.30	2.44	(0.15)	—	(0.15)
Year Ended June 30, 2009	13.49	0.15	(g)	(3.13)	(2.98)	(0.15)	(0.08)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.22	(g)	(1.36)	(1.14)	(0.37)	—	(0.37)

Class R2
Six Months Ended December 31, 2009 (Unaudited)	10.28	0.15	(g)	2.32	2.47	(0.17)	—	(0.17)
November 3, 2008 (i) through June 30, 2009	10.08	0.16	(g)	0.27	0.43	(0.15)	(0.08)	(0.23)

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	10.31	0.21	(g)	2.30	2.51	(0.20)	—	(0.20)
Year Ended June 30, 2009	13.49	0.27	(g)	(3.16)	(2.89)	(0.21)	(0.08)	(0.29)
July 31, 2007 (h) through June 30, 2008	15.00	0.41	(g)	(1.43)	(1.02)	(0.49)	—	(0.49)

Select Class
Six Months Ended December 31, 2009 (Unaudited)	10.30	0.19	(g)	2.32	2.51	(0.20)	—	(0.20)
Year Ended June 30, 2009	13.49	0.25	(g)	(3.16)	(2.91)	(0.20)	(0.08)	(0.28)
July 31, 2007 (h) through June 30, 2008	15.00	0.32	(g)	(1.36)	(1.04)	(0.47)	—	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.59	24.23%	$3,730	0.32%	3.54%	0.71%	3%
10.29	(21.59)	669	0.44	2.39	1.13	66
13.48	(7.41)	98	0.44	(0.41)	3.10	63

12.57	23.79	153	0.94	2.41	1.22	3
10.28	(21.97)	90	0.94	1.54	1.64	66
13.49	(7.81)	26	0.94	1.67	3.90	63

12.58	24.07	65	0.59	2.50	0.98	3
10.28	4.44	52	0.69	2.67	1.36	66

12.62	24.42	13,588	0.04	3.43	0.32	3
10.31	(21.28)	6,631	0.04	2.79	0.75	66
13.49	(7.05)	1,545	0.04	3.08	2.48	63

12.61	24.36	5,076	0.19	3.24	0.48	3
10.30	(21.46)	2,976	0.19	2.60	0.88	66
13.49	(7.15)	522	0.19	2.41	2.52	63

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartRetirement Income Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2010 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2015 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2020 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2025 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2030 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2035 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2040 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2045 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2050 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

82   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments:

SmartRetirement Income Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$134,118,620	$1,357,286	$—	$135,475,906
Appreciation in Other Financial Instruments
Futures Contracts	$71,320	$—	$—	$71,320
Depreciation in Other Financial Instruments
Futures Contracts	$(111,059)	$—	$—	$(111,059)

SmartRetirement 2010 Fund
Total Investments in Securities #	$119,012,153	$1,377,320	$—	$120,389,473
Appreciation in Other Financial Instruments
Futures Contracts	$67,452	$—	$—	$67,452
Depreciation in Other Financial Instruments
Futures Contracts	$(94,327)	$—	$—	$(94,327)

SmartRetirement 2015 Fund
Total Investments in Securities #	$232,150,723	$2,439,108	$—	$234,589,831
Appreciation in Other Financial Instruments
Futures Contracts	$212,043	$—	$—	$212,043
Depreciation in Other Financial Instruments
Futures Contracts	$(245,719)	$—	$—	$(245,719)

SmartRetirement 2020 Fund
Total Investments in Securities #	$358,554,862	$4,943,326	$—	$363,498,188
Appreciation in Other Financial Instruments
Futures Contracts	$548,983	$—	$—	$548,983
Depreciation in Other Financial Instruments
Futures Contracts	$(531,960)	$—	$—	$(531,960)

SmartRetirement 2025 Fund
Total Investments in Securities #	$104,186,500	$1,662,801	$—	$105,849,301
Appreciation in Other Financial Instruments
Futures Contracts	$233,746	$—	$—	$233,746
Depreciation in Other Financial Instruments
Futures Contracts	$(200,001)	$—	$—	$(200,001)

SmartRetirement 2030 Fund
Total Investments in Securities #	$308,302,067	$5,754,693	$—	$314,056,760
Appreciation in Other Financial Instruments
Futures Contracts	$674,792	$—	$—	$674,792
Depreciation in Other Financial Instruments
Futures Contracts	$(582,689)	$—	$—	$(582,689)

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

SmartRetirement 2035 Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$74,400,298	$1,407,375	$—	$75,807,673
Appreciation in Other Financial Instruments
Futures Contracts	$158,596	$—	$—	$158,596
Depreciation in Other Financial Instruments
Futures Contracts	$(139,512)	$—	$—	$(139,512)

SmartRetirement 2040 Fund
Total Investments in Securities #	$219,856,883	$4,056,833	$—	$223,913,716
Appreciation in Other Financial Instruments
Futures Contracts	$501,327	$—	$—	$501,327
Depreciation in Other Financial Instruments
Futures Contracts	$(438,125)	$—	$—	$(438,125)

SmartRetirement 2045 Fund
Total Investments in Securities #	$27,789,545	$560,947	$—	$28,350,492
Appreciation in Other Financial Instruments
Futures Contracts	$70,812	$—	$—	$70,812
Depreciation in Other Financial Instruments
Futures Contracts	$(59,915)	$—	$—	$(59,915)

SmartRetirement 2050 Fund
Total Investments in Securities #	$21,754,012	$410,692	$—	$22,164,704
Appreciation in Other Financial Instruments
Futures Contracts	$57,837	$—	$—	$57,837
Depreciation in Other Financial Instruments
Futures Contracts	$(45,452)	$—	$—	$(45,452)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOI”). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Futures Contracts — The Funds use futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in value of the futures contract may not correlate perfectly with the underlying index, asset or rate. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

84   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

The Funds had activity in futures contracts during the period ended December 31, 2009, with the following average notional balances during the period ended December 31, 2009:

Average Notional Balance
SmartRetirement Income Fund
Equity	$8,577,727
Interest Rate	4,820,873
SmartRetirement 2010 Fund
Equity	7,934,919
Interest Rate	4,367,261
SmartRetirement 2015 Fund
Equity	14,566,833
Interest Rate	11,618,551
SmartRetirement 2020 Fund
Equity	34,748,560
Interest Rate	25,589,745
SmartRetirement 2025 Fund
Equity	10,935,950
Interest Rate	9,007,488
SmartRetirement 2030 Fund
Equity	39,247,656
Interest Rate	30,328,667
SmartRetirement 2035 Fund
Equity	8,425,775
Interest Rate	6,578,966
SmartRetirement 2040 Fund
Equity	28,824,651
Interest Rate	21,982,397
SmartRetirement 2045 Fund
Equity	2,787,335
Interest Rate	2,464,066
SmartRetirement 2050 Fund
Equity	2,085,849
Interest Rate	1,881,120

C.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D.  Summary of Derivative Information — The following tables presents the value of derivatives held as of December 31, 2009, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

Value of Derivative Instruments as of December 31, 2009

SmartRetirement Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$ 5,744
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	65,576
Total		$ 71,320

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(55,512)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(55,547)
Total		$ (111,059)

SmartRetirement 2010 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$ 5,745
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	61,707
Total		$ 67,452

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(46,261)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(48,066)
Total		$ (94,327)

SmartRetirement 2015 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$ 25,862
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	186,181
Total		$ 212,043

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(155,235)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(90,484)
Total		$ (245,719)

SmartRetirement 2020 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$ 103,448
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	445,535
Total		$ 548,983

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(312,959)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(219,001)
Total		$ (531,960)

86   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

SmartRetirement 2025 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$ 59,254
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	174,492
Total		$ 233,746

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(119,689)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(80,312)
Total		$ (200,001)

SmartRetirement 2030 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$ 169,098
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	505,694
Total		$ 674,792

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(329,061)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(253,628)
Total		$ (582,689)

SmartRetirement 2035 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$ 33,814
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	124,782
Total		$ 158,596

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(78,614)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(60,898)
Total		$ (139,512)

SmartRetirement 2040 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$ 131,299
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	370,028
Total		$ 501,327

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(253,285)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(184,840)
Total		$ (438,125)

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

SmartRetirement 2045 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$ 20,485
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	50,327
Total		$ 70,812

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(34,655)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(25,260)
Total		$ (59,915)

SmartRetirement 2050 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$ 18,558
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	39,279
Total		$ 57,837

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(27,504)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(17,948)
Total		$ (45,452)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2009, by primary underlying risk exposure.

The Effect of Derivative Instruments on the Statements of Operations for the Six Months Ended December 31, 2009.

SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ 104,972	$ 104,972
Equity contracts	283,443	283,443
Total	$ 388,415	$388,415

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ (64,728)	$ (64,728)
Equity contracts	(88,886)	(88,886)
Total	$ (153,614)	$(153,614)

88   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

SmartRetirement 2010 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ 100,422	$ 100,422
Equity contracts	162,979	162,979
Total	$ 263,401	$263,401

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ (46,676)	$ (46,676)
Equity contracts	(59,252)	(59,252)
Total	$ (105,928)	$(105,928)

SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ 201,602	$ 201,602
Equity contracts	836,770	836,770
Total	$ 1,038,372	$1,038,372

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ (152,256)	$(152,256)
Equity contracts	61,832	61,832
Total	$(90,424)	$(90,424)

SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ 322,700	$ 322,700
Equity contracts	1,739,012	1,739,012
Total	$ 2,061,712	$ 2,061,712

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ (254,392)	$(254,392)
Equity contracts	48,516	48,516
Total	$ (205,876)	$ (205,876)

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ 89,708	$ 89,708
Equity contracts	431,070	431,070
Total	$ 520,778	$520,778

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ (68,300)	$(68,300)
Equity contracts	59,735	59,735
Total	$ (8,565)	$ (8,565)

SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ 189,864	$ 189,864
Equity contracts	2,272,386	2,272,386
Total	$ 2,462,250	$ 2,462,250

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ (173,848)	$ (173,848)
Equity contracts	70,040	70,040
Total	$ (103,808)	$(103,808)

SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ 43,266	$ 43,266
Equity contracts	431,813	431,813
Total	$ 475,079	$475,079

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ (47,440)	$(47,440)
Equity contracts	50,774	50,774
Total	$ 3,334	$ 3,334

90   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ 174,995	$ 174,995
Equity contracts	1,660,231	1,660,231
Total	$ 1,835,226	$ 1,835,226

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ (125,547)	$(125,547)
Equity contracts	100,400	100,400
Total	$ (25,147)	$ (25,147)

SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ 16,549	$16,549
Equity contracts	173,794	173,794
Total	$ 190,343	$ 190,343

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ (14,133)	$(14,133)
Equity contracts	16,442	16,442
Total	$ 2,309	$ 2,309

SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ 10,279	$ 10,279
Equity contracts	110,582	110,582
Total	$ 120,861	$120,861

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Interest rate contracts	$ (9,826)	$(9,826)
Equity contracts	17,344	17,344
Total	$ 7,518	$ 7,518

The Funds’ derivatives contracts held at December 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E.  Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

	For the six months ended December 31, 2009
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2009	Value at December 31, 2009
SmartRetirement Income Fund
JPMorgan Core Bond Fund, Class R5 Shares	$34,447,813	$9,858,613	$—	$—	$1,028,614	4,060,273	$45,028,428
JPMorgan Disciplined Equity Fund Shares	8,177,328	728,947	276,500	41,982	89,547	743,349	10,510,957
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,087,743	318,797	—	—	171,697	800,183	6,017,374
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,799,959	551,508	—	—	17,288	201,303	4,219,318
JPMorgan Growth Advantage Fund, Class R5 Shares	1,345,260	—	—	—	—	226,857	1,651,516
JPMorgan High Yield Fund, Class R5 Shares	9,926,591	1,076,758	—	—	496,757	1,605,983	12,446,372
JPMorgan International Equity Fund, Class R5 Shares	3,872,865	108,436	180,000	(374,533)	27,435	358,686	4,727,480
JPMorgan International Opportunities Fund, Class R5 Shares	3,764,720	494,371	250,000	(98,425)	124,372	372,971	4,736,733
JPMorgan International Realty Fund, Class R5 Shares	1,182,132	130,401	—	—	130,401	159,510	1,456,327
JPMorgan Intrepid America Fund, Class R5 Shares	3,749,983	51,793	1,809,500	(421,181)	51,793	130,921	2,653,759
JPMorgan Intrepid International Fund, Institutional Class Shares	1,097,598	105,017	—	—	25,017	89,695	1,403,722
JPMorgan Intrepid Plus Fund, Select Class Shares	1,116,295	6,719	—	—	6,719	103,676	1,371,627
JPMorgan Prime Money Market Fund, Institutional Class Shares	10,072,439	24,077,358	22,627,903	—	11,704	11,521,894	11,521,894
JPMorgan Real Return Fund, Institutional Class Shares	9,910,626	2,999,405	—	—	221,404	1,419,489	13,258,026
JPMorgan Realty Income Fund, Class R5 Shares	1,494,957	292,223	600,000	85,498	19,224	245,889	1,846,630
JPMorgan Small Cap Equity Fund, Class R5 Shares	1,139,361	579,423	—	—	9,423	65,474	1,966,198
JPMorgan Small Cap Growth Fund, Institutional Class Shares	—	600,000	330,000	39,645	—	40,266	353,535
JPMorgan Small Cap Value Fund, Class R5 Shares	461,867	2,023	240,000	(153,406)	2,024	22,956	348,701
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	3,736,216	36,029	—	—	36,030	255,800	4,660,672
JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,682,052	285,163	638,000	(22,175)	16,332	170,211	2,081,686
JPMorgan Value Advantage Fund, Institutional Class Shares	1,437,879	30,584	—	—	30,583	121,734	1,857,665
Total	$106,503,684			$(902,595)	$2,516,364		$134,118,620
SmartRetirement 2010 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$33,104,235	$6,811,767	$—	$—	$911,768	3,659,468	$40,583,500
JPMorgan Disciplined Equity Fund Shares	8,177,328	86,265	300,000	60,093	86,265	694,899	9,825,874
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,612,811	152,027	190,200	(34,832)	152,027	681,845	5,127,473
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	3,076,109	306,285	354,300	14,981	17,544	186,841	3,916,178
JPMorgan Growth Advantage Fund, Class R5 Shares	1,798,559	—	400,000	113,032	—	248,429	1,808,560
JPMorgan High Yield Fund, Class R5 Shares	8,739,894	422,158	—	—	422,157	1,343,898	10,415,208
JPMorgan International Equity Fund, Class R5 Shares	4,169,543	29,535	531,000	(991,094)	29,536	353,385	4,657,610
JPMorgan International Opportunities Fund, Class R5 Shares	4,241,236	132,114	381,500	(143,898)	132,114	377,294	4,791,634
JPMorgan International Realty Fund, Class R5 Shares	1,328,185	128,528	180,800	(149,864)	128,529	157,220	1,435,419
JPMorgan Intrepid America Fund, Class R5 Shares	3,029,430	61,771	2,092,500	(662,688)	61,770	82,465	1,671,575
JPMorgan Intrepid International Fund, Institutional Class Shares	1,198,831	27,324	100,000	22,939	27,324	85,863	1,343,753
JPMorgan Intrepid Plus Fund, Select Class Shares	1,279,230	7,700	—	—	7,700	118,808	1,571,831
JPMorgan Prime Money Market Fund, Institutional Class Shares	6,623,792	17,730,674	14,771,007	—	5,960	9,583,459	9,583,459
JPMorgan Real Return Fund, Institutional Class Shares	7,051,283	1,840,356	—	—	140,356	975,206	9,108,422
JPMorgan Realty Income Fund, Class R5 Shares	1,620,522	220,161	539,400	39,540	20,160	261,006	1,960,157
JPMorgan Small Cap Equity Fund, Class R5 Shares	1,226,089	6,925	—	—	6,926	48,126	1,445,234
JPMorgan Small Cap Growth Fund, Institutional Class Shares	486,843	—	200,000	(66,414)	—	45,398	398,591
JPMorgan Small Cap Value Fund, Class R5 Shares	464,918	2,035	200,000	(104,605)	2,037	25,856	392,754
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4,636,199	44,708	400,000	112,537	44,709	295,523	5,384,433
JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,981,230	174,535	1,197,600	(58,916)	17,834	147,250	1,800,870
JPMorgan Value Advantage Fund, Institutional Class Shares	1,922,388	35,222	685,000	225,724	35,221	117,275	1,789,618
Total	$100,768,655			$(1,623,465)	$2,249,937		$119,012,153
SmartRetirement 2015 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$51,193,836	$23,682,433	$—	$—	$1,607,433	6,845,558	$75,917,236
JPMorgan Disciplined Equity Fund Shares	11,097,802	6,937,593	2,100,000	170,190	175,653	1,359,046	19,216,911
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	6,606,091	1,717,579	—	—	241,578	1,218,355	9,162,027
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	6,508,036	1,565,807	425,000	29,131	41,507	463,028	9,705,068
JPMorgan Growth Advantage Fund, Class R5 Shares	4,822,519	1,077,500	600,000	74,437	—	900,435	6,555,165
JPMorgan High Yield Fund, Class R5 Shares	12,669,694	3,001,506	—	—	675,106	2,275,843	17,637,782
JPMorgan International Equity Fund, Class R5 Shares	9,745,313	1,009,548	330,000	(680,486)	74,148	972,127	12,812,628
JPMorgan International Opportunities Fund, Class R5 Shares	10,082,744	1,312,855	520,000	(207,478)	339,855	1,008,007	12,801,691

92   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	For the six months ended December 31, 2009
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2009	Value at December 31, 2009
SmartRetirement 2015 Fund (continued)
JPMorgan International Realty Fund, Class R5 Shares	$2,662,587	$766,182	$190,000	$(162,725)	$317,181	387,986	$3,542,313
JPMorgan Intrepid America Fund, Class R5 Shares	10,689,591	930,531	4,400,000	(2,269,499)	194,832	463,016	9,385,339
JPMorgan Intrepid International Fund, Institutional Class Shares	2,856,303	637,285	270,000	(2,059)	76,146	240,028	3,756,440
JPMorgan Intrepid Plus Fund, Select Class Shares	2,834,605	423,578	—	—	19,278	297,445	3,935,199
JPMorgan Prime Money Market Fund, Institutional Class Shares	6,455,626	43,245,165	45,853,168	—	5,486	3,847,623	3,847,623
JPMorgan Real Return Fund, Institutional Class Shares	3,543,882	1,291,265	—	—	77,665	531,475	4,963,975
JPMorgan Realty Income Fund, Class R5 Shares	3,637,323	1,095,346	1,258,950	(693,225)	54,346	688,110	5,167,704
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,517,163	692,652	—	—	17,652	122,658	3,683,426
JPMorgan Small Cap Growth Fund, Institutional Class Shares	1,640,641	243,499	251,000	(86,736)	—	231,931	2,036,358
JPMorgan Small Cap Value Fund, Class R5 Shares	1,567,118	281,794	260,000	(176,651)	7,795	134,378	2,041,207
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	10,068,957	1,382,556	—	—	108,257	768,590	14,003,717
JPMorgan U.S. Real Estate Fund, Class R5 Shares	4,072,389	1,481,873	2,118,000	(465,307)	46,932	447,157	5,468,731
JPMorgan Value Advantage Fund, Institutional Class Shares	5,154,544	339,961	400,000	34,569	113,760	426,617	6,510,183
Total	$170,426,764			$(4,435,839)	$4,194,610		$232,150,723
SmartRetirement 2020 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$65,260,960	$24,313,125	$—	$—	$1,928,125	8,194,633	$90,878,475
JPMorgan Disciplined Equity Fund Shares	21,897,563	7,393,259	5,060,000	472,886	293,260	2,120,747	29,987,369
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	9,593,092	1,523,798	—	—	323,798	1,631,055	12,265,533
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	13,098,074	2,414,388	810,000	(17,194)	79,797	890,507	18,665,025
JPMorgan Growth Advantage Fund, Class R5 Shares	11,656,048	—	—	—	—	1,965,607	14,309,618
JPMorgan High Yield Fund, Class R5 Shares	21,689,927	2,648,921	—	—	1,091,922	3,552,944	27,535,318
JPMorgan International Equity Fund, Class R5 Shares	18,857,831	870,067	720,000	(1,274,417)	135,067	1,786,317	23,543,657
JPMorgan International Opportunities Fund, Class R5 Shares	18,841,015	1,644,762	604,600	(265,567)	609,762	1,850,517	23,501,572
JPMorgan International Realty Fund, Class R5 Shares	5,437,881	714,638	1,068,400	(598,822)	514,638	629,521	5,747,529
JPMorgan Intrepid America Fund, Class R5 Shares	20,884,502	351,723	8,300,000	(3,874,242)	351,723	839,952	17,025,827
JPMorgan Intrepid International Fund, Institutional Class Shares	5,906,851	442,730	—	—	140,730	475,500	7,441,575
JPMorgan Intrepid Plus Fund, Select Class Shares	6,385,348	38,436	—	—	38,436	593,037	7,845,884
JPMorgan Prime Money Market Fund, Institutional Class Shares	8,088,405	34,804,709	35,312,102	—	3,769	7,581,012	7,581,012
JPMorgan Realty Income Fund, Class R5 Shares	5,999,153	688,834	866,600	(384,798)	88,233	1,137,640	8,543,680
JPMorgan Small Cap Equity Fund, Class R5 Shares	5,669,405	32,026	—	—	32,026	222,535	6,682,729
JPMorgan Small Cap Growth Fund, Institutional Class Shares	3,064,176	—	—	—	—	429,758	3,773,277
JPMorgan Small Cap Value Fund, Class R5 Shares	2,673,997	11,715	—	—	11,715	224,741	3,413,816
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	20,969,974	202,220	—	—	202,222	1,435,708	26,158,595
JPMorgan U.S. Real Estate Fund, Class R5 Shares	7,521,281	673,610	2,118,400	(1,785,834)	74,610	771,265	9,432,565
JPMorgan Value Advantage Fund, Institutional Class Shares	11,549,499	245,655	700,000	160,111	245,655	931,966	14,221,806
Total	$285,044,982			$(7,567,877)	$6,165,488		$358,554,862
SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$7,642,530	$9,263,737	$—	$—	$298,238	1,535,853	$17,032,612
JPMorgan Disciplined Equity Fund Shares	5,576,535	3,474,638	850,000	62,743	90,589	700,736	9,908,402
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	1,476,913	1,286,157	—	—	68,657	396,762	2,983,652
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,770,622	2,616,941	—	—	26,261	310,810	6,514,587
JPMorgan Growth Advantage Fund, Class R5 Shares	2,266,150	1,832,500	—	—	—	664,111	4,834,730
JPMorgan High Yield Fund, Class R5 Shares	4,181,838	3,438,088	—	—	288,488	1,085,884	8,415,602
JPMorgan International Equity Fund, Class R5 Shares	3,999,860	2,756,784	—	—	43,693	601,640	7,929,614
JPMorgan International Opportunities Fund, Class R5 Shares	4,069,855	3,040,100	—	—	204,200	630,256	8,004,256
JPMorgan International Realty Fund, Class R5 Shares	833,615	859,417	208	(171)	158,417	193,780	1,769,215
JPMorgan Intrepid America Fund, Class R5 Shares	4,042,214	1,570,162	970,000	(325,853)	109,712	277,325	5,621,383
JPMorgan Intrepid International Fund, Institutional Class Shares	1,234,399	1,026,337	—	—	42,738	161,069	2,520,728
JPMorgan Intrepid Plus Fund, Select Class Shares	1,405,840	765,172	—	—	12,572	193,978	2,566,324
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,833,782	36,041,116	35,543,684	—	1,576	2,331,214	2,331,214
JPMorgan Realty Income Fund, Class R5 Shares	1,490,963	648,416	320,000	(222,203)	26,415	342,199	2,569,914
JPMorgan Small Cap Equity Fund, Class R5 Shares	977,046	657,058	—	—	8,863	61,587	1,849,470
JPMorgan Small Cap Growth Fund, Institutional Class Shares	723,549	428,801	—	—	—	155,906	1,368,857
JPMorgan Small Cap Value Fund, Class R5 Shares	713,005	418,927	—	—	4,632	90,562	1,375,642

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

	For the six months ended December 31, 2009
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2009	Value at December 31, 2009
SmartRetirement 2025 Fund (continued)
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	$4,426,752	$2,639,847	$—	$—	$65,447	464,652	$8,465,951
JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,445,666	1,140,569	183,000	(96,234)	23,168	270,941	3,313,603
JPMorgan Value Advantage Fund, Institutional Class Shares	2,250,087	1,795,286	—	—	75,386	315,252	4,810,744
Total	$53,361,221			$(581,718)	$1,549,052		$104,186,500
SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$19,944,148	$9,773,001	$—	$—	$588,001	2,712,134	$30,077,566
JPMorgan Disciplined Equity Fund Shares	22,212,230	7,975,886	6,080,000	530,308	294,385	2,118,548	29,956,273
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,663,793	1,192,565	—	—	192,565	1,001,879	7,534,134
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	13,912,684	3,492,299	790,000	(5,621)	88,978	998,357	20,925,564
JPMorgan Growth Advantage Fund, Class R5 Shares	11,955,517	1,454,000	—	—	—	2,241,534	16,318,366
JPMorgan High Yield Fund, Class R5 Shares	17,901,882	3,189,280	540,000	(67,478)	919,281	2,995,289	23,213,492
JPMorgan International Equity Fund, Class R5 Shares	20,531,859	1,495,256	519,740	(1,082,598)	150,126	2,006,182	26,441,483
JPMorgan International Opportunities Fund, Class R5 Shares	20,648,713	3,258,852	1,400,000	(534,058)	680,351	2,082,421	26,446,744
JPMorgan International Realty Fund, Class R5 Shares	4,384,222	1,015,462	160,000	(101,786)	515,462	630,530	5,756,737
JPMorgan Intrepid America Fund, Class R5 Shares	21,091,965	439,132	6,340,000	(3,204,598)	379,133	958,352	19,425,795
JPMorgan Intrepid International Fund, Institutional Class Shares	5,618,966	1,718,237	220,000	(2,109)	157,637	522,444	8,176,254
JPMorgan Intrepid Plus Fund, Select Class Shares	7,572,853	105,907	—	—	45,908	708,318	9,371,044
JPMorgan Prime Money Market Fund, Institutional Class Shares	6,140,596	33,851,107	34,600,939	—	4,776	5,390,764	5,390,764
JPMorgan Realty Income Fund, Class R5 Shares	5,619,278	601,510	582,000	(829,282)	85,110	1,094,926	8,222,894
JPMorgan Small Cap Equity Fund, Class R5 Shares	4,854,693	799,911	—	—	29,911	217,497	6,531,433
JPMorgan Small Cap Growth Fund, Institutional Class Shares	3,822,764	230,300	—	—	—	564,730	4,958,330
JPMorgan Small Cap Value Fund, Class R5 Shares	3,739,134	185,491	—	—	16,492	325,618	4,946,141
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	21,778,652	1,636,299	—	—	222,299	1,578,258	28,755,866
JPMorgan U.S. Real Estate Fund, Class R5 Shares	7,769,377	1,361,008	2,998,800	(2,034,041)	74,668	792,332	9,690,223
JPMorgan Value Advantage Fund, Institutional Class Shares	12,016,981	866,096	—	—	266,096	1,059,172	16,162,964
Total	$237,180,307			$(7,331,263)	$4,711,179		$308,302,067
SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$2,159,274	$1,143,022	$—	$—	$63,022	301,048	$3,338,624
JPMorgan Disciplined Equity Fund Shares	4,687,888	2,566,206	765,000	48,062	69,290	552,377	7,810,613
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	840,797	529,283	—	—	35,782	197,848	1,487,814
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,520,192	1,912,645	—	—	21,715	257,169	5,390,263
JPMorgan Growth Advantage Fund, Class R5 Shares	2,091,962	1,394,600	—	—	—	570,820	4,155,569
JPMorgan High Yield Fund, Class R5 Shares	2,949,375	1,851,088	—	—	190,888	687,908	5,331,286
JPMorgan International Equity Fund, Class R5 Shares	3,812,021	1,941,650	—	—	36,550	513,472	6,767,559
JPMorgan International Opportunities Fund, Class R5 Shares	3,701,920	2,452,630	—	—	171,279	546,803	6,944,398
JPMorgan International Realty Fund, Class R5 Shares	859,698	493,744	—	—	129,244	158,095	1,443,412
JPMorgan Intrepid America Fund, Class R5 Shares	3,696,125	1,168,502	687,000	(194,428)	98,503	248,992	5,047,061
JPMorgan Intrepid International Fund, Institutional Class Shares	1,186,115	858,072	—	—	40,472	145,984	2,284,651
JPMorgan Intrepid Plus Fund, Select Class Shares	1,391,612	533,026	—	—	11,197	172,758	2,285,593
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,490,617	19,442,804	19,668,543	—	1,130	1,264,878	1,264,878
JPMorgan Realty Income Fund, Class R5 Shares	1,085,552	480,425	156,000	(118,879)	20,425	262,988	1,975,037
JPMorgan Small Cap Equity Fund, Class R5 Shares	967,835	570,862	—	—	8,331	57,890	1,738,423
JPMorgan Small Cap Growth Fund, Institutional Class Shares	690,764	437,000	—	—	—	151,294	1,328,360
JPMorgan Small Cap Value Fund, Class R5 Shares	674,186	417,816	—	—	4,417	87,325	1,326,463
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4,027,522	2,397,965	—	—	58,705	416,788	7,593,870
JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,508,165	664,828	200,000	(126,518)	18,569	224,924	2,750,822
JPMorgan Value Advantage Fund, Institutional Class Shares	2,100,247	1,316,108	—	—	64,108	271,009	4,135,602
Total	$42,441,867			$(391,763)	$1,043,627		$74,400,298
SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$7,363,213	$2,686,108	$400,000	$929	$216,108	883,135	$9,793,965
JPMorgan Disciplined Equity Fund Shares	16,584,213	5,339,150	4,150,000	370,655	209,150	1,562,798	22,097,958
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	3,373,251	793,572	—	—	118,570	608,840	4,578,480
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	10,276,206	2,911,939	636,000	(15,140)	67,290	753,177	15,786,589
JPMorgan Growth Advantage Fund, Class R5 Shares	8,881,267	1,547,000	360,000	18,222	—	1,684,230	12,261,196

94   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	For the six months ended December 31, 2009
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2009	Value at December 31, 2009
SmartRetirement 2040 Fund (continued)
JPMorgan High Yield Fund, Class R5 Shares	$12,145,851	$2,522,949	$450,000	$(42,919)	$634,350	2,070,843	$16,049,030
JPMorgan International Equity Fund, Class R5 Shares	15,130,659	2,078,207	363,200	(724,896)	114,498	1,561,675	20,582,877
JPMorgan International Opportunities Fund, Class R5 Shares	15,166,802	3,401,995	1,544,200	(573,409)	518,776	1,574,182	19,992,117
JPMorgan International Realty Fund, Class R5 Shares	3,630,172	398,377	23,500	(16,186)	398,378	487,307	4,449,112
JPMorgan Intrepid America Fund, Class R5 Shares	15,812,467	460,369	4,630,000	(1,963,634)	300,370	734,592	14,890,179
JPMorgan Intrepid International Fund, Institutional Class Shares	5,045,550	1,245,904	278,700	8,051	125,504	444,078	6,949,827
JPMorgan Intrepid Plus Fund, Select Class Shares	5,651,298	191,864	—	—	34,865	537,923	7,116,723
JPMorgan Prime Money Market Fund, Institutional Class Shares	4,794,647	25,812,823	26,589,410	—	2,998	4,018,060	4,018,060
JPMorgan Realty Income Fund, Class R5 Shares	4,065,543	610,485	652,000	(957,135)	60,485	783,267	5,882,337
JPMorgan Small Cap Equity Fund, Class R5 Shares	3,697,314	825,000	—	—	25,000	173,717	5,216,714
JPMorgan Small Cap Growth Fund, Institutional Class Shares	3,241,021	—	—	—	—	454,561	3,991,048
JPMorgan Small Cap Value Fund, Class R5 Shares	2,578,238	513,186	—	—	13,186	252,947	3,842,266
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	16,070,927	2,606,868	—	—	175,998	1,249,535	22,766,525
JPMorgan U.S. Real Estate Fund, Class R5 Shares	5,410,867	928,297	1,538,000	(1,166,180)	56,597	604,644	7,394,791
JPMorgan Value Advantage Fund, Institutional Class Shares	8,952,964	1,065,086	260,000	(341)	205,085	799,285	12,197,089
Total	$167,872,470			$(5,061,983)	$3,277,208		$219,856,883
SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$706,129	$562,873	$—	$—	$24,224	115,444	$1,280,278
JPMorgan Disciplined Equity Fund Shares	1,634,297	923,375	100,000	4,775	25,355	207,517	2,934,287
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	289,242	199,848	—	—	13,217	70,588	530,818
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	854,898	808,274	—	—	8,104	95,720	2,006,296
JPMorgan Growth Advantage Fund, Class R5 Shares	809,598	461,700	—	—	—	206,780	1,505,355
JPMorgan High Yield Fund, Class R5 Shares	1,025,364	752,399	—	—	69,900	254,180	1,969,895
JPMorgan International Equity Fund, Class R5 Shares	1,305,085	860,872	—	—	13,632	192,410	2,535,957
JPMorgan International Opportunities Fund, Class R5 Shares	1,269,307	1,059,545	—	—	64,055	204,894	2,602,151
JPMorgan International Realty Fund, Class R5 Shares	285,565	241,352	—	—	49,553	60,614	553,410
JPMorgan Intrepid America Fund, Class R5 Shares	1,146,931	440,727	—	—	35,327	92,702	1,879,073
JPMorgan Intrepid International Fund, Institutional Class Shares	456,075	358,307	47,000	1,560	15,507	54,719	856,356
JPMorgan Intrepid Plus Fund, Select Class Shares	464,572	310,424	—	—	4,424	68,260	903,081
JPMorgan Prime Money Market Fund, Institutional Class Shares	345,779	8,565,224	8,429,189	—	449	481,814	481,814
JPMorgan Realty Income Fund, Class R5 Shares	382,373	177,971	40,000	(27,490)	7,371	96,618	725,604
JPMorgan Small Cap Equity Fund, Class R5 Shares	368,850	206,911	—	—	3,111	21,617	649,165
JPMorgan Small Cap Growth Fund, Institutional Class Shares	257,060	166,100	—	—	—	56,619	497,114
JPMorgan Small Cap Value Fund, Class R5 Shares	243,608	170,735	—	—	1,635	32,607	495,306
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	1,438,202	985,329	—	—	22,029	156,396	2,849,542
JPMorgan U.S. Real Estate Fund, Class R5 Shares	514,700	274,276	47,700	(36,337)	6,776	83,124	1,016,605
JPMorgan Value Advantage Fund, Institutional Class Shares	816,980	447,082	—	—	24,982	99,439	1,517,438
Total	$14,614,615			$(57,492)	$389,651		$27,789,545
SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$497,366	$454,553	$—	$—	$17,853	86,549	$959,830
JPMorgan Disciplined Equity Fund Shares	1,179,314	1,022,743	360,000	15,381	18,443	154,532	2,185,088
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	196,809	217,787	—	—	10,487	59,258	445,620
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	618,503	733,455	38,000	(3,700)	6,225	74,575	1,563,092
JPMorgan Growth Advantage Fund, Class R5 Shares	599,590	431,500	—	—	—	165,892	1,207,696
JPMorgan High Yield Fund, Class R5 Shares	717,680	701,631	—	—	53,351	201,221	1,559,462
JPMorgan International Equity Fund, Class R5 Shares	963,838	834,058	65,000	(42,620)	10,248	152,088	2,004,516
JPMorgan International Opportunities Fund, Class R5 Shares	946,154	923,210	65,000	(2,061)	48,350	158,223	2,009,435
JPMorgan International Realty Fund, Class R5 Shares	205,860	194,549	—	—	37,449	45,808	418,230
JPMorgan Intrepid America Fund, Class R5 Shares	774,137	546,483	—	—	29,583	75,411	1,528,582
JPMorgan Intrepid International Fund, Institutional Class Shares	307,717	311,230	20,000	(101)	12,130	42,277	661,630
JPMorgan Intrepid Plus Fund, Select Class Shares	296,092	336,654	—	—	3,554	54,834	725,458
JPMorgan Prime Money Market Fund, Institutional Class Shares	213,543	8,211,913	7,963,980	—	333	461,476	461,476
JPMorgan Realty Income Fund, Class R5 Shares	262,564	161,943	—	—	5,643	75,482	566,870
JPMorgan Small Cap Equity Fund, Class R5 Shares	286,928	161,047	—	—	2,417	16,792	504,273

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

	For the six months ended December 31, 2009
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2009	Value at December 31, 2009
SmartRetirement 2050 Fund (continued)
JPMorgan Small Cap Growth Fund, Institutional Class Shares	$198,563	$130,000	$—	$—	$—	43,938	$385,780
JPMorgan Small Cap Value Fund, Class R5 Shares	165,804	158,727	—	—	1,227	25,214	382,996
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	914,005	967,970	—	—	16,570	120,355	2,192,875
JPMorgan U.S. Real Estate Fund, Class R5 Shares	375,169	208,912	—	—	4,762	64,446	788,172
JPMorgan Value Advantage Fund, Institutional Class Shares	606,631	410,533	—	—	19,234	78,829	1,202,931
Total	$10,326,267			$(33,101)	$297,859		$21,754,012

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

H.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I.  Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and receives no compensation for performing such services although the Advisor and its affiliates receive investment advisory fees from the Underlying Funds.

The Advisor reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS is paid a fee by the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports,

96   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2009, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
SmartRetirement Income Fund	$2,252	$131
SmartRetirement 2010 Fund	459	—
SmartRetirement 2015 Fund	3,191	938
SmartRetirement 2020 Fund	5,690	364
SmartRetirement 2025 Fund	1,866	—
SmartRetirement 2030 Fund	7,429	252
SmartRetirement 2035 Fund	1,326	19
SmartRetirement 2040 Fund	3,015	39
SmartRetirement 2045 Fund	791	75
SmartRetirement 2050 Fund	394	34

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the Underlying Funds up to 0.10% with respect to Institutional Class Shares.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

	Class A	Class C	Class R2	Institutional Class	Select Class
SmartRetirement Income Fund	0.27%	0.92%	0.52%	0.02%	0.17%
SmartRetirement 2010 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2015 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2020 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2025 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2030 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2035 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2040 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2045 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2050 Fund	0.29	0.94	0.54	0.04	0.19

The contractual expense limitation agreements for Class C, Institutional Class and Select Class were in effect for the six months ended December 31, 2009. The contractual expense limitation agreements for Class A and Class R2 were in effect for the period September 1, 2009 through December 31, 2009. The contractual expense limitation percentages in the table above are in place until at least October 31, 2010.

Prior to September 1, 2009, the contractual expense limitations for Class A and Class R2 for the Funds were as follows:

	Class A	Class R2
SmartRetirement Income Fund	0.42%	0.67%
SmartRetirement 2010 Fund	0.43	0.68
SmartRetirement 2015 Fund	0.43	0.68
SmartRetirement 2020 Fund	0.43	0.68
SmartRetirement 2025 Fund	0.44	0.69
SmartRetirement 2030 Fund	0.44	0.69
SmartRetirement 2035 Fund	0.44	0.69
SmartRetirement 2040 Fund	0.44	0.69
SmartRetirement 2045 Fund	0.44	0.69
SmartRetirement 2050 Fund	0.44	0.69

For the six months ended December 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
SmartRetirement Income Fund	$65,883	$31,260
SmartRetirement 2010 Fund	60,034	40,514
SmartRetirement 2015 Fund	110,780	58,845
SmartRetirement 2020 Fund	176,220	102,545
SmartRetirement 2025 Fund	44,859	14,090
SmartRetirement 2030 Fund	151,377	95,098
SmartRetirement 2035 Fund	33,165	19,271
SmartRetirement 2040 Fund	108,738	87,383
SmartRetirement 2045 Fund	12,059	14,137
SmartRetirement 2050 Fund	9,309	15,387

98   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

Voluntary Waivers
Shareholder Servicing
SmartRetirement Income Fund	$1,914
SmartRetirement 2010 Fund	2,848
SmartRetirement 2015 Fund	3,964
SmartRetirement 2020 Fund	7,583
SmartRetirement 2025 Fund	2,308
SmartRetirement 2030 Fund	6,363
SmartRetirement 2035 Fund	1,656
SmartRetirement 2040 Fund	4,495
SmartRetirement 2045 Fund	548
SmartRetirement 2050 Fund	621

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2009, certain Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
SmartRetirement Income Fund	$18,256,209	$4,324,000
SmartRetirement 2010 Fund	10,489,417	7,752,300
SmartRetirement 2015 Fund	49,871,344	13,123,028
SmartRetirement 2020 Fund	44,209,909	20,248,000
SmartRetirement 2025 Fund	39,658,936	2,323,208
SmartRetirement 2030 Fund	40,790,493	19,630,540
SmartRetirement 2035 Fund	23,129,434	1,807,920
SmartRetirement 2040 Fund	30,126,357	15,285,600
SmartRetirement 2045 Fund	9,408,101	234,700
SmartRetirement 2050 Fund	8,906,986	548,000

During the six months ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$123,493,418	$13,724,939	$1,742,451	$11,982,488
SmartRetirement 2010 Fund	109,124,002	12,710,816	1,445,345	11,265,471
SmartRetirement 2015 Fund	219,134,644	24,349,361	8,894,174	15,455,187
SmartRetirement 2020 Fund	328,235,578	43,524,024	8,261,414	35,262,610
SmartRetirement 2025 Fund	92,785,554	13,063,747	—	13,063,747
SmartRetirement 2030 Fund	284,926,248	41,522,813	12,392,301	29,130,512
SmartRetirement 2035 Fund	66,093,840	10,612,964	899,131	9,713,833
SmartRetirement 2040 Fund	201,316,100	31,770,410	9,172,794	22,597,616
SmartRetirement 2045 Fund	24,058,403	4,292,089	—	4,292,089
SmartRetirement 2050 Fund	18,425,942	3,738,762	—	3,738,762

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to affiliated Underlying Funds’ investments in certain securities and financial instruments such as fixed income securities including high yield, asset backed and mortgage related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Funds and the affiliated Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

100   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Disciplined Equity Fund	63%
JPMorgan Emerging Markets Debt Fund	29
JPMorgan International Equity Fund	19
JPMorgan International Opportunities Fund	50
JPMorgan International Realty Fund	63
JPMorgan Intrepid Plus Fund	29
JPMorgan Real Return Fund	16
JPMorgan Realty Income Fund	38
JPMorgan Value Advantage Fund	14

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 19, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   101

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,129.10	$1.66	0.31%
Hypothetical	1,000.00	1,023.64	1.58	0.31
Class C
Actual	1,000.00	1,126.20	4.93	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class R2
Actual	1,000.00	1,128.60	3.06	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Institutional Class
Actual	1,000.00	1,131.20	0.11	0.02
Hypothetical	1,000.00	1,025.10	0.10	0.02
Select Class
Actual	1,000.00	1,130.60	0.91	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17

102   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
SmartRetirement 2010 Fund
Class A
Actual	$1,000.00	$1,145.10	$1.73	0.32%
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class C
Actual	1,000.00	1,141.00	5.02	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R2
Actual	1,000.00	1,143.50	3.13	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Institutional Class
Actual	1,000.00	1,147.30	0.16	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Select Class
Actual	1,000.00	1,145.70	0.97	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

SmartRetirement 2015 Fund
Class A
Actual	1,000.00	1,176.10	1.76	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class C
Actual	1,000.00	1,172.30	5.09	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R2
Actual	1,000.00	1,073.70	3.18	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Institutional Class
Actual	1,000.00	1,177.40	0.16	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Select Class
Actual	1,000.00	1,075.80	0.99	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
SmartRetirement 2020 Fund
Class A
Actual	$1,000.00	$1,197.20	$1.77	0.32%
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class C
Actual	1,000.00	1,194.30	5.14	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R2
Actual	1,000.00	1,196.60	3.21	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Institutional Class
Actual	1,000.00	1,199.30	0.17	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Select Class
Actual	1,000.00	1,198.40	1.00	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,217.70	1.84	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33
Class C
Actual	1,000.00	1,213.20	5.24	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,215.00	3.29	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Institutional Class
Actual	1,000.00	1,218.70	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,219.00	1.06	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

104   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$1,233.90	$1.86	0.33%
Hypothetical	1,000.00	1,023.54	1.68	0.33
Class C
Actual	1,000.00	1,230.50	5.28	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,232.30	3.26	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Institutional Class
Actual	1,000.00	1,235.70	0.23	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,235.20	1.07	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,240.10	1.81	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class C
Actual	1,000.00	1,237.10	5.30	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,239.20	3.33	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Institutional Class
Actual	1,000.00	1,243.00	0.23	0.04
Hypothetical	1,000.00	1,024.00	0.20	0.04
Select Class
Actual	1,000.00	1,242.10	1.07	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   105

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
SmartRetirement 2040 Fund
Class A
Actual	$1,000.00	$1,243.30	$1.87	0.33%
Hypothetical	1,000.00	1,023.54	1.68	0.33
Class C
Actual	1,000.00	1,238.50	5.30	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,242.00	3.33	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Institutional Class
Actual	1,000.00	1,245.20	0.23	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,243.60	1.07	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2045 Fund
Class A
Actual	1,000.00	1,241.30	1.81	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class C
Actual	1,000.00	1,236.90	5.30	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,238.10	3.33	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Institutional Class
Actual	1,000.00	1,242.10	0.23	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,241.30	1.07	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

106   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
SmartRetirement 2050 Fund
Class A
Actual	$1,000.00	$1,242.30	$1.81	0.32%
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class C
Actual	1,000.00	1,237.90	5.30	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,240.70	3.33	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Institutional Class
Actual	1,000.00	1,244.20	0.23	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,243.60	1.07	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds and the Underlying Funds. This information includes the Funds’, and the Underlying Funds’ performance against the Funds’, and the Underlying Funds’ peers and benchmarks and analyses by the Advisor of the Funds, and the Underlying Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’, and the Underlying Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Funds and the Underlying

108   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and the Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds including the benefits received by the Advisor and its affiliates in connection with the Funds’ investments in the Underlying Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds and/or the Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services to the Underlying Funds, noting that JPMFM pays such fees for the Funds pursuant to the Administration Agreement.

Economies of Scale

The Trustees noted that there was not an investment advisory fee or administrative fee charged to the Funds. The Trustees further noted that the Administrator paid many of the ordinary expenses incurred by the Funds including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (not including transfer agency fees), the cost of custodian and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Underlying Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that there was no investment advisory fee charged directly to the Funds. The Trustees further noted that the overall fee structure of the Funds as compared to the Advisor’s other clients was reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of these Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for an applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each of the Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance noted by the Trustees as part of their review and the determinations made by the Trustees with

DECEMBER 31, 2009        JPMORGAN SMARTRETIREMENT FUNDS   109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

respect to each of the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s performance for Class A and Select Class shares for the one-year period ended December 31, 2008 was in the third quintile. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2010 Fund’s performance for Class A and Select Class shares for the one-year period ended December 31, 2008 was in the second quintile and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s performance for Class A and Select Class shares for the one-year period ended December 31, 2008 was in the second quintile and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s performance for Class A and Select Class shares for the one-year period ended December 31, 2008 was in the second quintile and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s performance for Class A and Select Class shares for the one-year period ended December 31, 2008 was in the second quintile. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s performance for Class A and Select Class shares for the one-year period ended December 31, 2008 was in the second quintile and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s performance for Class A and Select Class shares for the one-year period ended December 31, 2008 was in the first quintile. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s performance for Class A and Select Class shares for the one-year period ended December 31, 2008 was in the first quintile and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s performance for Class A and Select Class shares for the one-year period ended December 31, 2008 was in the first quintile. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s performance for Class A and Select Class shares for the one-year period ended December 31, 2008 was in the first quintile. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Advisor and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Underlying Fund. The Trustees recognized that Lipper reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Underlying Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the

110   JPMORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2009

review of each Fund’s expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the first quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2010 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for the Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for the Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for the Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	SAN-SR-1209

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2010

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

March 5, 2010